UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Transocean Ltd.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
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PRELIMINARY PROXY MATERIALS — SUBJECT TO COMPLETION DATED MAY 19, 2026

VOTE FOR THE BUSINESS COMBINATION OF TRANSOCEAN AND VALARIS
[•], 2026
Dear Transocean Shareholders and Valaris Shareholders:
We are excited to invite you to attend the extraordinary general meeting of shareholders (the “Transocean Extraordinary General Meeting”) of Transocean Ltd. (“Transocean”) and the special court-ordered meeting (the “Valaris Court Meeting”) of Valaris Limited (“Valaris”) to approve the proposed business combination between the two companies.
The Transocean Extraordinary General Meeting will be held on [•], 2026 at [•] Swiss time at [•], and the Valaris Court Meeting will be held on [•], 2026 at [•] (Bermuda time) at [•].
On February 9, 2026, Transocean and Valaris entered into a Business Combination Agreement (the “Business Combination Agreement”), a copy of which is attached as Appendix A to the accompanying joint proxy statement (the “Joint Proxy Statement”), providing for their combination (the “Business Combination”), pursuant to which Transocean will acquire all of the issued and outstanding common shares of Valaris, par value $0.01 per share (each, a “Valaris Share” and collectively, the “Valaris Shares”). Subject to the terms and conditions set forth in the Business Combination Agreement, each Valaris Share issued and outstanding immediately prior to the effective time of the Business Combination (the “Effective Time”) (other than Valaris Shares owned by (A) Valaris as treasury shares or owned by any subsidiary of Valaris or (B) Transocean or any subsidiary of Transocean) is expected to be exchanged for 15.235 common registered shares of Transocean, par value $0.10 per share (each, a “Transocean Share” and collectively, the “Transocean Shares”), subject to customary adjustments prior to the Effective Time, in accordance with the terms of the Business Combination Agreement. No fractional Transocean Shares will be issued in connection with the Business Combination. Holders of Valaris Shares (the “Valaris Shareholders”) will receive cash in lieu of any fractional Transocean Shares.
The Business Combination will be effected by way of a court-sanctioned scheme of arrangement (“Scheme of Arrangement”) between Valaris and the Valaris Shareholders pursuant to section 99 of the Companies Act 1981 of Bermuda, as amended (the “Companies Act”), a copy of which is attached as Appendix B to the accompanying Joint Proxy Statement, together with the related share capital increases of Transocean to create the new Transocean Shares required to be issued pursuant to the Business Combination. Following consummation of the Business Combination and the share capital increases of Transocean, Valaris will become a subsidiary of Transocean (the “Combined Company”), with Transocean’s existing shareholders and Valaris’ existing shareholders expected to own approximately 53% and 47% of the Combined Company, respectively, on a fully diluted basis (assuming conversion of Transocean’s exchangeable bonds due 2029 into Transocean Shares).
At the Transocean Extraordinary General Meeting, holders of Transocean Shares (collectively, the “Transocean Shareholders”) will, among other things, be asked to consider and to approve:
(1)
the issuance of 15.235 new Transocean Shares in exchange for each Valaris Share issued and outstanding immediately prior to the Effective Time (other than Valaris Shares owned by (A) Valaris as treasury shares or owned by any subsidiary of Valaris or (B) Transocean or any subsidiary of Transocean), but in any event not exceeding [•] newly issued Transocean Shares, in an ordinary share capital increase on a non-preemptive rights basis, as required in connection with the Business Combination and subject to customary adjustments prior to the Effective Time in accordance with the terms of the Business Combination Agreement, as further described in the shareholders’ resolution set forth in Appendix C to the accompanying Joint Proxy Statement (the “Transocean Ordinary Share Capital Increase Resolution”);

(2)
the amendment to Transocean’s Articles of Association (the “Transocean Articles”), as further described in the shareholders’ resolution set forth in Appendix D to the accompanying Joint Proxy

Statement, to create a capital band pursuant to the Transocean Articles, authorizing Transocean’s board of directors (the “Transocean Board”) to issue up to [•] new Transocean Shares to satisfy entitlements of the beneficiaries under:
(A)
any awards issued or granted by Transocean or any of its subsidiaries under the Amended and Restated 2015 Transocean Long-Term Incentive Plan, effective as of May 30, 2025;

(B)
any awards issued or granted by Valaris or any of its subsidiaries under the Valaris 2021 Management Incentive Plan, adopted by the board of directors of Valaris on May 3, 2021, as amended in accordance with its terms from time to time or assumed by Valaris in connection with any merger, acquisition or similar transaction, the settlement of which will be made, pursuant to the Business Combination Agreement and the transactions contemplated thereunder, in Transocean Shares; and

(C)
warrants issued pursuant to that certain warrant agreement dated as of April 30, 2021 among Valaris, Computershare, Inc. and Computershare Trust Company, N.A., the settlement of which will be made, pursuant to the Business Combination Agreement and the transactions contemplated thereunder, in Transocean Shares,

(the “Transocean Capital Band Resolution,” and, together with the Transocean Ordinary Share Capital Increase Resolution, the “Share Issuance Resolutions”);
(3)
for purposes of complying with Section 312.03(c) of the New York Stock Exchange (“NYSE”) Listed Company Manual, the issuance of Transocean Shares pursuant to the Share Issuance Resolutions (subject to approval of each of the Share Issuance Resolutions by Transocean Shareholders) (the “NYSE 20% Share Issuance Proposal”);

(4)
the election of Dick Fagerstal and Kristian Johansen as new directors to the Transocean Board, with such election to become effective upon, and subject to the occurrence of, the consummation of the Business Combination, each for a term of office extending until completion of the next annual general meeting of Transocean (the “Board Election Resolutions”); and

(5)
the election of William F. “Bill” Lacey and Domenic J. “Nick” Dell’Osso, Jr. as new members of Transocean’s Compensation Committee, with such election to become effective upon, and subject to the occurrence of, the consummation of the Business Combination, each for a term extending until completion of the next annual general meeting of Transocean (the “Compensation Committee Election Resolutions,” and together with the Board Election Resolutions, the “Election Resolutions”).

Transocean is also asking Transocean Shareholders to vote on a proposal unrelated to the Business Combination to remove an obsolete provision (Article 38) from, and make related changes to, the Transocean Articles, as further described in the shareholders’ resolution set forth in Appendix E to the accompanying Joint Proxy Statement (the “Additional Transocean Resolution,” and, together with each of the Share Issuance Resolutions, the NYSE 20% Share Issuance Proposal and the Election Resolutions, the “Transocean Resolutions”). Article 38 of the Transocean Articles permitted a temporary increase in the maximum number of directors through the completion of Transocean’s 2015 annual general meeting and is no longer operative. The Additional Transocean Resolution is unrelated to the Business Combination, and approval of the Additional Transocean Resolution is not a condition to the consummation of the Business Combination Agreement.
At the Valaris Court Meeting, Valaris Shareholders will be asked to vote on the following items:
(1)
a resolution (the “Valaris Transaction Resolution”) approving the Scheme of Arrangement, pursuant to Section 99 of the Companies Act, pursuant to which Transocean will, among other things, acquire all of the issued and outstanding Valaris Shares, all as more particularly described in the accompanying Joint Proxy Statement, including in the section entitled “The Business Combination Agreement” beginning on page 142 of the accompanying Joint Proxy Statement;

(2)
a proposal to approve, by a non-binding advisory vote, the compensation that may be paid or become payable to Valaris’ named executive officers that is based on or otherwise relates to the Business Combination and the other transactions contemplated by the Business Combination Agreement, including the Scheme of Arrangement (the “Valaris Advisory Compensation Proposal”); and

(3)
a proposal to adjourn the Valaris Court Meeting to a later date or time if necessary or appropriate to ensure that any necessary supplement or amendment to the accompanying Joint Proxy Statement is provided to Valaris Shareholders a reasonable amount of time in advance of the adjourned Valaris

Court Meeting or to solicit additional proxies in favor of the Valaris Transaction Resolution if there are insufficient votes at the time of the Valaris Court Meeting to approve the Valaris Transaction Resolution (the “Valaris Adjournment Proposal” and, together with the Valaris Transaction Resolution and the Valaris Advisory Compensation Proposal, the “Valaris Meeting Proposals”).
The Transocean Board UNANIMOUSLY recommends that Transocean Shareholders vote FOR each of the Transocean Resolutions.   Please note that approval by Transocean Shareholders of each of the Share Issuance Resolutions and the NYSE 20% Share Issuance Proposal are a condition to the consummation of the Business Combination Agreement. Further, unless all of the Transocean Ordinary Share Capital Increase Resolution, the Transocean Capital Band Resolution and the NYSE 20% Share Issuance Proposal are approved by Transocean Shareholders at the Transocean Extraordinary General Meeting, none of these resolutions or the elections under the Election Resolutions will become effective, even if approved by Transocean Shareholders at the Transocean Extraordinary General Meeting. For more details, see the section entitled “Resolutions Submitted to Transocean Shareholders” beginning on page 67 of the accompanying Joint Proxy Statement and the full text of the shareholders’ resolutions in Appendices C, D and E, respectively, to the accompanying Joint Proxy Statement.
The board of directors of Valaris UNANIMOUSLY recommends that Valaris Shareholders vote FOR each of the Valaris Meeting Proposals.   Please note that approval by Valaris Shareholders of the Valaris Transaction Resolution is a condition to the consummation of the Business Combination Agreement. For more details and the full text of the resolutions for the Valaris Meeting Proposals, see the section entitled “Proposals Submitted to Valaris Shareholders” beginning on page 57 of the accompanying Joint Proxy Statement.
YOUR VOTE IS IMPORTANT.   Whether or not you expect to attend the Transocean Extraordinary General Meeting or the Valaris Court Meeting in person or by proxy, as applicable, please submit your vote as soon as possible. Valaris and Transocean urge you to read the enclosed materials carefully and to promptly vote by following the instructions in the enclosed materials.
The accompanying Joint Proxy Statement contains a detailed description of the Transocean Extraordinary General Meeting, the Valaris Court Meeting and the Scheme of Arrangement, as well as detailed information regarding Transocean and Valaris, and certain pro forma information regarding the Combined Company after giving effect to the Business Combination. Please read this information, including the risk factors discussed in the “Risk Factors” section beginning on page 42 of the accompanying Joint Proxy Statement, carefully, and if you require assistance, consult your own legal, tax, financial or other professional advisor.
We thank you for your consideration and continued support.
Sincerely,

Jeremy D. Thigpen Executive Chair of the Board of Directors of Transocean Ltd.	Elizabeth D. Leykum Chair of the Board of Directors of Valaris Limited

Keelan I. Adamson President and Chief Executive Officer of Transocean Ltd.	Anton Dibowitz President and Chief Executive Officer of Valaris Limited
The accompanying Joint Proxy Statement is dated [•], 2026, and is first being mailed to Transocean Shareholders and Valaris Shareholders on or about [•], 2026.
Neither the United States Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the transactions contemplated by the Business Combination Agreement (including the Business Combination), passed upon the merits or fairness of the transactions contemplated by the Business Combination Agreement (including the Business Combination) or passed upon the adequacy or accuracy of the disclosure in the accompanying Joint Proxy Statement. Any representation to the contrary is a criminal offense.

IN THE MATTER OF VALARIS LIMITED AND IN THE MATTER OF SECTION 99 OF THE COMPANIES ACT 1981 OF BERMUDA
NOTICE OF VALARIS COURT MEETING
to be held on [•], 2026
To the Shareholders of Valaris Limited:
NOTICE IS HEREBY GIVEN that, pursuant to an order of the Supreme Court of Bermuda (the “Court”) dated [•], 2026 (the “Interim Order”), a special general meeting (the “Valaris Court Meeting”) of holders (“Valaris Shareholders”) of common shares, par value $0.01 per share (“Valaris Shares”) of Valaris Limited (“Valaris”) will be held on [•], 2026 at [•] (Bermuda time) at [•].
On February 9, 2026, Transocean Ltd. (“Transocean”) and Valaris entered into a Business Combination Agreement (the “Business Combination Agreement”), a copy of which is attached as Appendix A to the accompanying joint proxy statement (the “Joint Proxy Statement”), providing for their combination (the “Business Combination”), pursuant to which Transocean will acquire all of the issued and outstanding Valaris Shares. Subject to the terms and conditions set forth in the Business Combination Agreement, each Valaris Share issued and outstanding immediately prior to the effective time of the Business Combination (the “Effective Time”) (other than Valaris Shares owned by (A) Valaris as treasury shares or owned by any subsidiary of Valaris or (B) Transocean or any subsidiary of Transocean) is expected to be exchanged for 15.235 common registered shares of Transocean, par value $0.10 per share (each, a “Transocean Share” and collectively, the “Transocean Shares”), subject to customary adjustments prior to the Effective Time, in accordance with the terms of the Business Combination Agreement. No fractional Transocean Shares will be issued to Valaris Shareholders in connection with the Business Combination, and Valaris Shareholders will receive cash in lieu of any fractional Transocean Shares.
The Business Combination will be effected by way of a court-sanctioned scheme of arrangement (“Scheme of Arrangement”) between Valaris and the Valaris Shareholders pursuant to section 99 of the Companies Act 1981 of Bermuda, as amended (the “Companies Act”), a copy of which is attached as Appendix B to the accompanying Joint Proxy Statement, together with the related share capital increases of Transocean to create the new Transocean Shares required to be issued pursuant to the Business Combination. Following consummation of the Business Combination and the share capital increases of Transocean, Valaris will become a subsidiary of Transocean (the “Combined Company”), with Transocean’s existing shareholders and Valaris’ existing shareholders expected to own approximately 53% and 47% of the Combined Company, respectively, on a fully diluted basis (assuming conversion of Transocean’s exchangeable bonds due 2029 into Transocean Shares).
At the Valaris Court Meeting, Valaris will ask the Valaris Shareholders to vote on the following items:
Agenda Item	Description	Recommendation of the Valaris Board
1
a resolution (the “Valaris Transaction Resolution”) approving the Scheme of Arrangement, pursuant to Section 99 of the Companies Act, pursuant to which Transocean will, among other things, acquire all of the issued and outstanding Valaris Shares, all as more particularly described in the accompanying Joint Proxy Statement, including in the section entitled “The Business Combination Agreement” beginning on page 142 of the accompanying Joint Proxy Statement;
FOR

Agenda Item	Description	Recommendation of the Valaris Board
2
a proposal to approve, by a non-binding advisory vote, the compensation that may be paid or become payable to Valaris’ named executive officers that is based on or otherwise relates to the Business Combination and the other transactions contemplated by the Business Combination Agreement, including the Scheme of Arrangement (the “Valaris Advisory Compensation Proposal”); and
FOR
3
a proposal to adjourn the Valaris Court Meeting to a later date or time if necessary or appropriate to ensure that any necessary supplement or amendment to the accompanying Joint Proxy Statement is provided to Valaris Shareholders a reasonable amount of time in advance of the adjourned Valaris Court Meeting or to solicit additional proxies in favor of the Valaris Transaction Resolution if there are insufficient votes at the time of the Valaris Court Meeting to approve the Valaris Transaction Resolution (the “Valaris Adjournment Proposal” and, together with the Valaris Transaction Resolution and the Valaris Advisory Compensation Proposal, the “Valaris Meeting Proposals”).
FOR
For more details and the full text of the resolutions for the Valaris Meeting Proposals, see the section entitled “Proposals Submitted to Valaris Shareholders” beginning on page 57 of the accompanying Joint Proxy Statement.
Valaris is sending this Notice of Valaris Court Meeting, the accompanying Joint Proxy Statement and its appendices to all Valaris Shareholders of record as of the close of business on [•], 2026 (the “Valaris Notice Record Date”).
Only Valaris Shareholders of record whose names have been entered into the register of Valaris Shareholders maintained by Valaris’ share registrar and transfer agent, Computershare Trust Company, N.A. (the “Valaris Transfer Agent”), as of the close of business on [•], 2026 (the “Valaris Voting Record Date”) are entitled to attend and vote at the Valaris Court Meeting. If you are a beneficial owner of Valaris Shares but not a Valaris Shareholder of record (i.e., the legal, registered holder) and wish to attend the Valaris Court Meeting and vote your Valaris Shares directly in your own name, you must become a registered holder by the Valaris Voting Record Date. Beneficial owners of Valaris Shares (those who hold Valaris Shares in “street name”) as of the Valaris Voting Record Date should follow the instructions on their enclosed voting instruction form(s) or contact their broker, bank or other nominee for further instructions on how they can instruct such intermediary to vote on their behalf at the Valaris Court Meeting and the date by which they must provide instructions to such intermediary.
On or about [•], 2026, Valaris anticipates sending a copy of this Notice of Valaris Court Meeting, the accompanying Joint Proxy Statement and its appendices to all Valaris Shareholders of record as of the Valaris Voting Record Date who were not Valaris Shareholders of record as of the Valaris Notice Record Date.
If you are a Valaris Shareholder as of the date of the Valaris Notice Record Date but cease to be a Valaris Shareholder as of close of business on the Valaris Voting Record Date and you previously submitted a proxy, such proxy will not be counted.
Valaris Shareholders are not entitled to dissenters’ rights in connection with the Business Combination. A copy of the Scheme of Arrangement is set forth in Appendix B to the accompanying Joint Proxy Statement. A copy of the order of the Court dated [•], 2026 (the “Interim Order”) will be set forth in Appendix F to the accompanying Joint Proxy Statement when mailed to Valaris Shareholders.
Valaris Scheme of Arrangement — Explanatory Statement
The Joint Proxy Statement which accompanies this Notice of Valaris Court Meeting explains, among other things, the effect of the Scheme of Arrangement and, together with the other information contained in the accompanying Joint Proxy Statement, constitutes the explanatory statement in respect of the Scheme of Arrangement as required by the Companies Act.

Accordingly, in addition to the information contained in this Notice of Valaris Court Meeting, Valaris urges you to carefully read the entire accompanying Joint Proxy Statement and its appendices, including the Business Combination Agreement and the Scheme of Arrangement, and the documents referred to or incorporated by reference in the accompanying Joint Proxy Statement.
The transaction is to be implemented by means of a Scheme of Arrangement between Valaris and Valaris Shareholders sanctioned by the Court of Bermuda (the “Court”) under Part VII of the Companies Act. Implementation of the Scheme of Arrangement requires approval of the Scheme of Arrangement by the Valaris Shareholders at the Valaris Court Meeting. The Scheme of Arrangement also requires the sanction of the Court. The Scheme of Arrangement is set out in full in Appendix B to the accompanying Joint Proxy Statement.
The purpose of the Scheme of Arrangement is to provide for Transocean to acquire the entire issued and outstanding share capital of Valaris. This is to be achieved by Transocean acquiring the Valaris Shares held by Valaris Shareholders as at the Effective Time, in consideration for which Transocean will issue new Transocean Shares to Valaris Shareholders on the basis set out in the Scheme of Arrangement.
Subject to the terms and conditions set forth in the Business Combination Agreement, each Valaris Share issued and outstanding immediately prior to the Effective Time (other than Valaris Shares owned by (A) Valaris as treasury shares or owned by any subsidiary of Valaris or (B) Transocean or any subsidiary of Transocean) is expected to be exchanged for 15.235 Transocean Shares, subject to customary adjustments prior to the Effective Time, in accordance with the terms of the Business Combination Agreement. No fractional Transocean Shares will be issued to Valaris Shareholders in connection with the Business Combination, and Valaris Shareholders will receive cash in lieu of any fractional Transocean Shares.
The Scheme of Arrangement, if approved at the Valaris Court Meeting (or any postponement or adjournment thereof), will not become effective until the satisfaction of all conditions set forth in the Business Combination Agreement, including the sanction by order of the Court (the “Sanction Order”) and the delivery of the Sanction Order for registration to the Registrar of Companies of Bermuda appointed under section 3 of the Companies Act.
By the Interim Order, the Court has appointed [•], to act as Chair of the Valaris Court Meeting and has directed the Chair to report the results thereof to the Court. [•], will act as Chair of the Valaris Court Meeting in the event that [•] is unable to do so. If neither [•] nor [•] are able to act as Chair of the Valaris Court Meeting, the other members of the board of directors of Valaris (the “Valaris Board”) present at the Valaris Board Meeting will select one of their members to be the Chair of the Valaris Court Meeting, in accordance with the Valaris constitutional documents.
The Valaris Board has unanimously approved the Business Combination Agreement and determined that the Business Combination Agreement and the transactions contemplated thereby, including the Scheme of Arrangement, are advisable and in the best interest of Valaris and the Valaris Shareholders.
The Valaris Board unanimously recommends that Valaris Shareholders vote FOR the Valaris Transaction Resolution, FOR the Valaris Advisory Compensation Proposal and FOR the Valaris Adjournment Proposal.
The approval of the Valaris Transaction Resolution requires the affirmative vote of a majority in number of Valaris Shareholders present and voting either in person or by proxy at the Valaris Court Meeting (the “Numerosity Requirement”) representing at least 75% in value (the “Value Requirement”) of the Valaris Shares present and voting either in person or by proxy at the Valaris Court Meeting. If you are a Valaris Shareholder of record as of the close of business on the Valaris Voting Record Date, you will be counted as one shareholder for the Numerosity Requirement and all of the Valaris Shares you vote will be counted for the Value Requirement. If you hold your Valaris Shares in “street name” through a broker, bank or other nominee, then you are a beneficial owner and you will not be counted for the Numerosity Requirement (unless you become a shareholder of record as of the close of business on the Valaris Voting Record Date), but all of the Valaris Shares you vote will be counted for the Value Requirement. Abstentions, failures to vote and broker non-votes are not considered votes cast and will have no effect on the outcome of any of the proposals.

Attendance in Person
Shareholder of Record
If you are a Valaris Shareholder of record as of the close of business on the Valaris Voting Record Date and plan to attend the Valaris Court Meeting, please bring this Notice of Valaris Court Meeting as your proof of ownership of Valaris Shares.
Beneficial Owners
If you are a beneficial owner of Valaris Shares and hold your Valaris Shares in “street name” through a broker, bank or other nominee, then as a matter of Bermuda law your name is not automatically entered into the register of Valaris Shareholders maintained by the Valaris Transfer Agent and you will not be able to attend or vote in person at the Valaris Court Meeting. If you are a beneficial owner of Valaris Shares and you wish to attend and vote directly (i.e., in your own name) at the Valaris Court Meeting, then you must either (i) become a shareholder of record prior to the Valaris Voting Record Date by registering your Valaris Shares in your own name prior to the Valaris Voting Record Date, or (ii) obtain a “legal proxy,” executed in your favor, from your broker, bank or other nominee (which may take several business days) and submit such “legal proxy” with your ballot at the Valaris Court Meeting. If you wish to become a shareholder of record prior to the Valaris Voting Record Date, please promptly contact your broker, bank or other nominee for further instructions on how to become a shareholder of record.
Voting Instructions
Your vote is very important regardless of the number of Valaris Shares that you own. If you fail to return your validly executed proxy, vote by telephone or through the internet or attend the Valaris Court Meeting and vote thereat, your Valaris Shares will not be voted.
Whether or not you are able to attend the Valaris Court Meeting, Valaris requests that you authorize a proxy to vote your Valaris Shares either by telephone or through the Internet by following the instructions on the enclosed proxy card or voting instruction form, or completing, signing, dating and returning the enclosed proxy card or voting instruction form by mail in the pre-addressed, postage-paid envelope as promptly as possible. If the telephone or Internet option is available to you, Valaris strongly encourages you to use it because it is faster and less costly. Telephone and Internet voting are available 24 hours a day until 11:59 p.m., Eastern Time, on [•], 2026, the day immediately prior to the Valaris Court Meeting.
Please note, if you received a voting instruction form and you hold your Valaris Shares through a broker, bank or other nominee, you must provide your instructions to your broker, bank or other nominee as specified in the voting instruction form by the deadline set out therein (which may be an earlier time than set out above). Beneficial owners of Valaris Shares should follow the instructions on their enclosed voting instruction forms or contact their broker, bank or other nominee for further instructions on how they can instruct such intermediary to vote on their behalf at the Valaris Court Meeting and the date by which they must provide instructions to such intermediary. Valaris reserves the right to accept late proxies and to waive the share voting cut-off time, with or without notice, but is under no obligation to accept or reject any particular late proxy.
The accompanying Joint Proxy Statement provides you with more detailed information about the Valaris Court Meeting, the Business Combination Agreement and the transactions contemplated thereby, including the Scheme of Arrangement. Valaris encourages you to carefully read the entire accompanying Joint Proxy Statement and its appendices, including the Business Combination Agreement, Scheme of Arrangement and the documents referred to or incorporated by reference in the accompanying Joint Proxy Statement. You may also obtain additional information about Valaris from other documents Valaris has filed with the U.S. Securities and Exchange Commission (the “SEC”). In particular, you should read the “Risk Factors” section in Valaris’ Annual Report on Form 10-K for the year ended December 31, 2025, and other risk factors detailed from time to time in Valaris’ reports filed with the SEC and incorporated by reference in the accompanying Joint Proxy Statement, for risks relating to Valaris’ business and for a discussion of the risks that you should consider in evaluating the proposed Scheme of Arrangement, the Business Combination Agreement and the transactions contemplated thereby and how they may affect you.

If you have any questions or need assistance submitting your proxy, or if you need additional copies of the accompanying Joint Proxy Statement or the enclosed proxy card or voting instructions, please contact Valaris’ proxy solicitor, Innisfree M&A Incorporated:
Innisfree M&A Incorporated
501 Madison Avenue, 20th floor
New York, New York 10022
Stockholders may call: (877) 800-5194 (toll-free from the U.S. or Canada)
or +1 (412) 232-3651 (from other locations)
Banks and Brokers may call collect: (212) 750-5833
Your support of and interest in Valaris Limited is sincerely appreciated.
Sincerely,

Elizabeth D. Leykum Chair of the Board of Directors of Valaris Limited	Anton Dibowitz President and Chief Executive Officer of Valaris Limited
[•], 2026
Please Vote — Your Vote is Important

NOTICE OF EXTRAORDINARY GENERAL MEETING OF TRANSOCEAN SHAREHOLDERS
to be held on [•], 2026
NOTICE IS HEREBY GIVEN that an extraordinary general meeting (the “Transocean Extraordinary General Meeting”) of shareholders of registered shares (“Transocean Shareholders”) of Transocean Ltd., a Swiss corporation (“Transocean”), will be held at [•], on [•], 2026 at [•] Swiss time.
On February 9, 2026, Transocean and Valaris Limited (“Valaris”) entered into a Business Combination Agreement (the “Business Combination Agreement”), a copy of which is attached as Appendix A to the accompanying joint proxy statement (the “Joint Proxy Statement”), providing for their combination (the “Business Combination”), pursuant to which Transocean will acquire all of the issued and outstanding common shares of Valaris, par value $0.01 per share (each, a “Valaris Share” and collectively, the “Valaris Shares”). Subject to the terms and conditions set forth in the Business Combination Agreement, each Valaris Share issued and outstanding immediately prior to the effective time of the Business Combination (the “Effective Time”) (other than Valaris Shares owned by (A) Valaris as treasury shares or owned by any subsidiary of Valaris or (B) Transocean or any subsidiary of Transocean) is expected to be exchanged for 15.235 common registered shares of Transocean, par value $0.10 per share (each, a “Transocean Share” and collectively, the “Transocean Shares”), subject to customary adjustments prior to the Effective Time, in accordance with the terms of the Business Combination Agreement. No fractional Transocean Shares will be issued in connection with the Business Combination. Holders of Valaris Shares (the “Valaris Shareholders”) will receive cash in lieu of any fractional Transocean Shares.
The Business Combination will be effected by way of a court-sanctioned scheme of arrangement (“Scheme of Arrangement”) between Valaris and the Valaris Shareholders pursuant to section 99 of the Companies Act 1981 of Bermuda, as amended (the “Companies Act”), a copy of which is attached as Appendix B to the accompanying Joint Proxy Statement, together with the related share capital increases of Transocean to create the new Transocean Shares required to be issued pursuant to the Business Combination. Following consummation of the Business Combination and the share capital increases of Transocean, Valaris will become a subsidiary of Transocean (the “Combined Company”), with Transocean’s existing shareholders and Valaris’ existing shareholders expected to own approximately 53% and 47% of the Combined Company respectively, on a fully diluted basis.
At the Transocean Extraordinary General Meeting, Transocean will ask you to vote on the following items:
Agenda Item	Description	Recommendation of the Transocean Board
1
the issuance of 15.235 new Transocean Shares in exchange for each Valaris Share issued and outstanding immediately prior to the Effective Time (other than Valaris Shares owned by (A) Valaris as treasury shares or owned by any subsidiary of Valaris or (B) Transocean or any subsidiary of Transocean), but in any event not exceeding [•] newly issued Transocean Shares, in an ordinary share capital increase on a non-preemptive rights basis, as required in connection with the Business Combination and subject to customary adjustments prior to the Effective Time in accordance with the terms of the Business Combination Agreement, as further described in the shareholders’ resolution set forth in Appendix C to the accompanying Joint Proxy Statement (the “Transocean Ordinary Share Capital Increase Resolution”);
FOR

Agenda Item	Description	Recommendation of the Transocean Board
2
the amendment to Transocean’s Articles of Association (the “Transocean Articles”), as further described in the shareholders’ resolution set forth in Appendix D to the accompanying Joint Proxy Statement, to create a capital band pursuant to the Transocean Articles, authorizing Transocean’s board of directors (the “Transocean Board”) to issue up to [•] new Transocean Shares to satisfy entitlements of the beneficiaries under:
(A)
any awards issued or granted by Transocean or any of its subsidiaries under the Amended and Restated 2015 Transocean Long-Term Incentive Plan, effective as of May 30, 2025;

(B)
any awards issued or granted by Valaris or any of its subsidiaries under the Valaris 2021 Management Incentive Plan, adopted by the board of directors of Valaris on May 3, 2021, as amended in accordance with its terms from time to time or assumed by Valaris in connection with any merger, acquisition or similar transaction, the settlement of which will be made, pursuant to the Business Combination Agreement and the transactions contemplated thereunder, in Transocean Shares; and

(C)
warrants issued pursuant to that certain warrant agreement dated as of April 30, 2021 among Valaris, Computershare, Inc. and Computershare Trust Company, N.A., the settlement of which will be made, pursuant to the Business Combination Agreement and the transactions contemplated thereunder, in Transocean Shares,

(the “Transocean Capital Band Resolution,” and, together with the Transocean Ordinary Share Capital Increase Resolution, the “Share Issuance Resolutions”);
FOR
3
for purposes of complying with Section 312.03(c) of the New York Stock Exchange (“NYSE”) Listed Company Manual, the issuance of Transocean Shares pursuant to the Share Issuance Resolutions (subject to approval of each of the Share Issuance Resolutions by Transocean Shareholders) (the “NYSE 20% Share Issuance Proposal”);
FOR
4
the election of Dick Fagerstal and Kristian Johansen as new directors to the Transocean Board, with such election to become effective upon, and subject to the occurrence of, the consummation of the Business Combination, each for a term of office extending until completion of the next annual general meeting of Transocean (the “Board Election Resolutions”);
FOR
5
the election of William F. “Bill” Lacey and Domenic J. “Nick” Dell’Osso, Jr. as new members of Transocean’s Compensation Committee, with such election to become effective upon, and subject to the occurrence of, the consummation of the Business Combination, each for a term extending until completion of the next annual general meeting of Transocean (the “Compensation Committee Election Resolutions,” and together with the Board Election Resolutions, the “Election Resolutions”); and
FOR
6
the amendment to Transocean’s Articles, as further described in the shareholders’ resolution set forth in Appendix E, to remove an obsolete provision (Article 38) from, and make related changes to, the Transocean Articles. Article 38 permitted a temporary increase in the maximum number of directors on the Transocean Board through the completion of Transocean’s 2015 annual general meeting and is no longer operative (the “Additional Transocean Resolution”).
FOR
Each of the Share Issuance Resolutions, the NYSE 20% Share Issuance Proposal, the Election Resolutions and the Additional Transocean Resolution are together referred to as the “Transocean Resolutions.”

Please note that approval by Transocean Shareholders of each of the Share Issuance Resolutions and the NYSE 20% Share Issuance Proposal and the satisfaction of the conditions and requirements set forth therein are a condition to the consummation of the Business Combination Agreement. Further, unless all of the Transocean Ordinary Share Capital Increase Resolution, the Transocean Capital Band Resolution and the NYSE 20% Share Issuance Proposal are approved by Transocean Shareholders at the Transocean Extraordinary General Meeting, none of these resolutions or the elections under the Election Resolutions will become effective, even if approved by Transocean Shareholders at the Transocean Extraordinary General Meeting. For more details, see the section entitled “Resolutions Submitted to Transocean Shareholders” beginning on page 67 of the accompanying Joint Proxy Statement and the full text of the shareholders’ resolutions in Appendices C, D and E, respectively, to the accompanying Joint Proxy Statement.
Specific details of the matters proposed to be put before the Transocean Extraordinary General Meeting are set forth in the accompanying Joint Proxy Statement, which accompanies this Notice of Extraordinary General Meeting of Transocean Shareholders (“Notice of Transocean Extraordinary General Meeting”). A copy of the Business Combination Agreement is attached as Appendix A to the accompanying Joint Proxy Statement and is available for inspection by Transocean Shareholders on the U.S. Securities and Exchange Commission website at www.sec.gov under Transocean’s SEC profile.
A copy of the Notice of Transocean Extraordinary General Meeting is being sent to each Transocean Shareholder registered in Transocean’s share register as of the close of business on [•], 2026. Any additional Transocean Shareholders who are registered in Transocean’s share register as of the close of business on [•], 2026 will receive a copy of the accompanying Joint Proxy Statement, including a proxy card. Transocean Shareholders not registered in Transocean’s share register as of [•], 2026, will not be entitled to vote or grant proxies to vote at the Transocean Extraordinary General Meeting. While no Transocean Shareholder will be entered in Transocean’s share register as a shareholder with voting rights between the close of business on [•], 2026, and the opening of business on the day following the Transocean Extraordinary General Meeting, share blocking and re-registration are not requirements for any Transocean Shares to be voted at the Transocean Extraordinary General Meeting, and all Transocean Shares may be traded after the close of business on [•], 2026. Computershare Inc., which maintains Transocean’s share register, will continue to register transfers of Transocean Shares in the share register in its capacity as transfer agent during this period.
Transocean Shareholders registered in Transocean’s share register as of [•], 2026, have the right to vote their Transocean Shares at the Transocean Extraordinary General Meeting, or may grant a proxy to vote on each of the Transocean Resolutions in this Notice of Transocean Extraordinary General Meeting and any modification to any agenda item or proposal identified in this Notice of Transocean Extraordinary General Meeting or other matter on which voting is permissible under Swiss law and which is properly presented at the Transocean Extraordinary General Meeting for consideration. Such Transocean Shareholders may designate proxies to vote their Transocean Shares electronically over the internet, by telephone or, if they request that the accompanying Joint Proxy Statement and proxy card be mailed to them, by completing, signing and returning the proxy card enclosed with those materials at the Transocean Extraordinary General Meeting.
Transocean urges you to submit your voting instructions electronically over the internet, by telephone or return the proxy card by mail as soon as possible. All electronic voting instructions or proxy cards must be received no later than [•] p.m. Eastern Time on [•], [•], 2026 ([•] Swiss time on [•], [•], 2026), unless extended by Transocean.
If you have timely submitted electronic voting instructions, telephone instructions or a properly executed proxy card, your Transocean Shares will be voted by the independent proxy in accordance with your instructions. Holders of Transocean Shares who have timely submitted their proxy but have not specifically indicated how to vote their Transocean Shares, will be deemed to have instructed the independent proxy to vote in accordance with the recommendations of the Transocean Board with regard to the items listed in the Notice of Transocean Extraordinary General Meeting. If any modifications to agenda items or proposals identified in this Notice of Transocean Extraordinary General Meeting or other matters on which voting is permissible under Swiss law are properly presented at the Transocean Extraordinary General Meeting for consideration, you will be deemed to have instructed the independent proxy, in the absence of other specific instructions, to vote in accordance with the recommendations of the Transocean Board.

As of the date of the accompanying Joint Proxy Statement, the Transocean Board is not aware of any such modifications or other matters proposed to come before the Transocean Extraordinary General Meeting.
Transocean Shareholders who hold their Transocean Shares in the name of a bank, broker or other nominee should follow the instructions provided by their bank, broker or other nominee for voting their Transocean Shares, including whether they may submit voting instructions by mail, telephone or over the internet.
Transocean Shareholders may grant proxies to any third party. Such third party need not be a Transocean Shareholder.
The Transocean Board unanimously recommends that Transocean Shareholders vote FOR the Transocean Resolutions.
Please note that the approval of Transocean Shareholders of each of the Share Issuance Resolutions and the NYSE 20% Share Issuance Proposal is required in order to complete the Business Combination.
Transocean Shareholders should carefully read the accompanying Joint Proxy Statement, including any documents incorporated by reference, and the appendices in their entirety for more detailed information concerning the Business Combination and the other transactions contemplated by the Business Combination Agreement.
Transocean Shareholders who are planning to provide voting instructions in accordance with the enclosed form of proxy or voting instruction form are encouraged to review the accompanying Joint Proxy Statement carefully before submitting such form.
If you are a Transocean Shareholder and have any questions concerning the Transocean Extraordinary General Meeting, please contact:
Transocean’s Corporate Secretary at its Registered Office:	Transocean Ltd. Attention: Corporate Secretary Turmstrasse 30 6312 Steinhausen, Switzerland	Investor Relations at Transocean’s Offices in the United States:	Transocean Ltd. Attention: Investor Relations 1414 Enclave Parkway Houston, Texas 77077 USA
Telephone Number:	+41 (41) 749 0500	Telephone Number:	+1 (713) 232-7500
A note to Swiss and other European investors: Transocean is incorporated in Switzerland, has issued registered shares and trades on the NYSE; however, unlike some Swiss incorporated companies, share blocking and re-registration are not requirements for any Transocean Shares to be voted at the Transocean Extraordinary General Meeting, and all Transocean Shares may be traded after the close of business on [•], 2026.
Sincerely,

Keelan I. Adamson President and Chief Executive Officer of Transocean Ltd.	Jeremy D. Thigpen Executive Chair of the Board of Directors of Transocean Ltd.
[•], 2026
Please Vote — Your Vote is Important

i

JOINT PROXY STATEMENT
This joint proxy statement (the “Joint Proxy Statement”) is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Transocean Board”) of Transocean Ltd. (“Transocean”) for use at the extraordinary general meeting (the “Transocean Extraordinary General Meeting”) of Transocean shareholders (the “Transocean Shareholders”) of registered shares of Transocean (the “Transocean Shares”), to be held at the date, time and place and for the purposes set forth in the attached Notice of Transocean Extraordinary General Meeting.
This Joint Proxy Statement is also being furnished to holders of shares of common shares (“Valaris Shares”) of Valaris Limited (“Valaris”), a Bermuda exempted company, in connection with the solicitation of proxies by management of Valaris for use at the court-ordered meeting of holders of Valaris Shares (the “Valaris Shareholders” and such meeting, the “Valaris Court Meeting”) to be held at the date, time and place and for the purposes set forth in the attached Notice of Valaris Court Meeting. This Joint Proxy Statement is intended to constitute the explanatory statement required by section 100 of the Companies Act.
QUESTIONS AND ANSWERS ABOUT THE BUSINESS COMBINATION AND THE MEETINGS
The following are some questions that you may have about the combination of Valaris and Transocean (the “Business Combination”), the Transocean Extraordinary General Meeting or the Valaris Court Meeting, and brief answers to those questions. We urge you to read carefully the remainder of this Joint Proxy Statement because the information in this section does not provide all of the information that might be important to you with respect to the Business Combination, the Transocean Extraordinary General Meeting or the Valaris Court Meeting. Additional important information is also contained in the documents incorporated by reference into this Joint Proxy Statement and in the appendices to this Joint Proxy Statement. See the sections entitled “Additional Information Concerning Valaris and Documents Incorporated by Reference by Valaris” beginning on page 208 and “Additional Information Concerning Transocean and Documents Incorporated by Reference by Transocean” beginning on page 210 of this Joint Proxy Statement.
General Questions and Answers
Q:
What are Transocean and Valaris proposing?

A:
Transocean and Valaris are proposing to combine their businesses pursuant to the Business Combination Agreement that will be effected by way of a court-sanctioned Scheme of Arrangement between Valaris and Valaris Shareholders pursuant to section 99 of the Companies Act 1981 of Bermuda, as amended, together with the related share capital increases of Transocean to create and issue the new Transocean Shares required pursuant to the Business Combination.

Under the terms of the Business Combination Agreement, Valaris Shareholders will receive 15.235 Transocean Shares for each Valaris Share issued and outstanding immediately prior to the effective time of the Business Combination (the “Effective Time”) (other than Valaris Shares owned by (A) Valaris as treasury shares or owned by any subsidiary of Valaris or (B) Transocean or any subsidiary of Transocean) subject to customary adjustments prior to the Effective Time in accordance with the terms of the Business Combination Agreement, and cash in lieu of fractional Transocean Shares. Transocean Shareholders will continue to hold their Transocean Shares, which will remain issued and outstanding. The Business Combination provides that, among other things:
•
all issued and outstanding Valaris Shares will be exchanged for Transocean Shares as described under “What will I receive for my shares under the Business Combination Agreement and the Scheme of Arrangement?” beginning on page 4 of this Joint Proxy Statement below;

•
Transocean Shareholders will retain their Transocean Shares;

•
Valaris will become a wholly-owned subsidiary of Transocean; and

•
Transocean will, subject to and upon approval by Transocean Shareholders at the Transocean Extraordinary General Meeting, (a) increase its share capital through an ordinary share capital increase by way of issuance of new Transocean Shares to or for the account of Valaris Shareholders, as further described in the shareholders’ resolution set forth in Appendix C, and (b) amend the Transocean

Articles, as further described in the shareholders’ resolution set forth in Appendix D to this Joint Proxy Statement, to create a capital band in order to satisfy entitlements of the beneficiaries under:
(A)
any awards issued or granted by Transocean or any of its subsidiaries under the Amended and Restated 2015 Transocean Long-Term Incentive Plan, effective as of May 30, 2025 (the “Transocean Long-Term Incentive Plan”);

(B)
any awards issued or granted by Valaris or any of its subsidiaries under the Valaris 2021 Management Incentive Plan, adopted by the board of directors of Valaris on May 3, 2021, as amended in accordance with its terms from time to time (the “Valaris Equity Plan”) or assumed by Valaris in connection with any merger, acquisition or similar transaction (the “Valaris Incentives”), the settlement of which will be made, pursuant to the Business Combination Agreement and the transactions contemplated thereunder, in Transocean Shares; and

(C)
warrants (the “Valaris Warrants”) issued pursuant to that certain warrant agreement dated as of April 30, 2021 among Valaris, Computershare, Inc. and Computershare Trust Company, N.A. (the “Valaris Warrant Agreement”), the settlement of which will be made, pursuant to the Business Combination Agreement and the transactions contemplated thereunder, in Transocean Shares, all as further described in this Joint Proxy Statement.
The Business Combination will be effected by way of a court-sanctioned scheme of arrangement (“Scheme of Arrangement”) between Valaris and the Valaris Shareholders pursuant to section 99 of the Companies Act 1981 of Bermuda, as amended (the “Companies Act”), a copy of which is attached as Appendix B to this Joint Proxy Statement, together with the related share capital increases of Transocean to create the new Transocean Shares required to be issued pursuant to the Business Combination. Following consummation of the Business Combination and the share capital increases of Transocean, Valaris will become a subsidiary of Transocean (the “Combined Company”), with Transocean’s existing shareholders and Valaris’ existing shareholders expected to own approximately 53% and 47% of the Combined Company, respectively, on a fully diluted basis (assuming conversion of Transocean’s exchangeable bonds due 2029 into Transocean Shares).
Q:
Why am I receiving this Joint Proxy Statement?

A:
On February 9, 2026, Transocean and Valaris entered into the Business Combination Agreement. A copy of the Business Combination Agreement is attached to this Joint Proxy Statement as Appendix A and is incorporated by reference herein. In order to complete the Business Combination, Transocean Shareholders and Valaris Shareholders must approve certain proposals as set forth in this Joint Proxy Statement. You are receiving this Joint Proxy Statement in connection with the solicitation of proxies by the Transocean Board, with respect to Transocean Shareholders, and the Valaris Board, with respect to Valaris Shareholders.

At the Transocean Extraordinary General Meeting, Transocean Shareholders will be asked to vote on the following items:
(1)
the issuance of 15.235 new Transocean Shares in exchange for each Valaris Share issued and outstanding immediately prior to the Effective Time (other than Valaris Shares owned by (A) Valaris as treasury shares or owned by any subsidiary of Valaris or (B) Transocean or any subsidiary of Transocean), but in any event not exceeding [•] newly issued Transocean Shares, in an ordinary share capital increase on a non-preemptive rights basis, as required in connection with the Business Combination, and subject to customary adjustments prior to the Effective Time in accordance with the terms of the Business Combination Agreement, as further described in the shareholders’ resolution set forth in Appendix C to this Joint Proxy Statement (the “Transocean Ordinary Share Capital Increase Resolution”);

(2)
the amendment to Transocean’s Articles of Association (the “Transocean Articles”), as further described in the shareholders’ resolution set forth in Appendix D to this Joint Proxy Statement, to create a capital band pursuant to the Transocean Articles, authorizing the Transocean Board to issue up to [•] new Transocean Shares to satisfy entitlements of the beneficiaries under:
(A)
the Transocean Long-Term Incentive Plan;

(B)
the Valaris Incentives, the settlement of which will be made, pursuant to the Business Combination Agreement and the transactions contemplated thereunder, in Transocean Shares; and

(C)
the Valaris Warrants, the settlement of which will be made, pursuant to the Business Combination Agreement and the transactions contemplated thereunder, in Transocean Shares

(the “Transocean Capital Band Resolution,” and, together with the Transocean Ordinary Share Capital Increase Resolution, the “Share Issuance Resolutions”);
(3)
for purposes of complying with Section 312.03(c) of the New York Stock Exchange (“NYSE”) Listed Company Manual, the issuance of Transocean Shares pursuant to the Share Issuance Resolutions (subject to approval of each of the Share Issuance Resolutions by Transocean Shareholders) (the “NYSE 20% Share Issuance Proposal”);

(4)
the election of Dick Fagerstal and Kristian Johansen as new directors to the Transocean Board, with such election to become effective upon, and subject to the occurrence of, the consummation of the Business Combination, each for a term of office extending until completion of the next annual general meeting of Transocean (the “Board Election Resolutions”);

(5)
the election of William F. “Bill” Lacey and Domenic J. “Nick” Dell’Osso, Jr. as new members of Transocean’s Compensation Committee, with such election to become effective upon, and subject to the occurrence of, the consummation of the Business Combination, each for a term extending until completion of the next annual general meeting of Transocean (the “Compensation Committee Election Resolutions,” and together with the Board Election Resolutions, the “Election Resolutions”); and

(6)
the amendment to Transocean’s Articles, as further described in the shareholders’ resolution set forth in Appendix E to this Joint Proxy Statement, to remove an obsolete provision (Article 38) from the Transocean Articles and to make corresponding conforming changes to Article 22 to remove reference to Article 38. Article 38 permitted a temporary increase in the maximum number of directors on the Transocean Board through the completion of Transocean’s 2015 annual general meeting and is no longer operative (the “Additional Transocean Resolution”).

At the Valaris Court Meeting, Valaris Shareholders will be asked to vote on the following items:
(1)
a resolution (the “Valaris Transaction Resolution”) approving the Scheme of Arrangement, pursuant to Section 99 of the Companies Act, pursuant to which Transocean will, among other things, acquire all of the issued and outstanding Valaris Shares, all as more particularly described in this Joint Proxy Statement, including in the section entitled “The Business Combination Agreement” beginning on page 142 of this Joint Proxy Statement;

(2)
a proposal to approve, by a non-binding advisory vote, the compensation that may be paid or become payable to Valaris’ named executive officers that is based on or otherwise relates to the Business Combination and the other transactions contemplated by the Business Combination Agreement, including the Scheme of Arrangement (the “Valaris Advisory Compensation Proposal”); and

(3)
a proposal to adjourn the Valaris Court Meeting to a later date or time if necessary or appropriate to ensure that any necessary supplement or amendment to this Joint Proxy Statement is provided to Valaris Shareholders a reasonable amount of time in advance of the adjourned Valaris Court Meeting or to solicit additional proxies in favor of the Valaris Transaction Resolution if there are insufficient votes at the time of the Valaris Court Meeting to approve the Valaris Transaction Resolution (the “Valaris Adjournment Proposal” and, together with the Valaris Transaction Resolution and the Valaris Advisory Compensation Proposal, the “Valaris Meeting Proposals”).

Transocean is holding the Transocean Extraordinary General Meeting to obtain the requisite shareholder approval for each of the Share Issuance Resolutions, the NYSE 20% Share Issuance Proposal, the Election Resolutions and the Additional Transocean Resolution. The approval of each of the Share Issuance Resolutions and the NYSE 20% Share Issuance Proposal is a condition to the consummation of the Business Combination Agreement. Further, unless all of the Transocean Ordinary Share Capital Increase Resolution, the Transocean Capital Band Resolution and the NYSE 20% Share Issuance Proposal are approved by Transocean Shareholders at the Transocean Extraordinary General Meeting, none of these resolutions or the elections under the Election Resolutions will become effective even if approved by Transocean Shareholders at the Transocean Extraordinary General Meeting. For more details, see the section entitled “Resolutions Submitted to Transocean Shareholders” beginning on page 67 of this Joint Proxy Statement and the full text of the shareholders’ resolutions in Appendices C, D and E, respectively, to this Joint Proxy Statement. It is important that Transocean Shareholders vote on each of these matters, regardless of the number of Transocean Shares owned.
Valaris is holding the Valaris Court Meeting to obtain the shareholder approval necessary to approve the Scheme of Arrangement. For more details and the full text of the resolutions for the Valaris Meeting Proposals, see the section entitled “Proposals Submitted to Valaris Shareholders” beginning on page 57 of this Joint Proxy Statement. It is important that Valaris Shareholders vote on this matter, regardless of the number of Valaris Shares owned.
Q:
What will I receive for my shares under the Business Combination Agreement and the Scheme of Arrangement?

A:
Valaris Shareholders.   Under the Scheme of Arrangement and subject to the terms of the Business Combination Agreement, each Valaris Shareholder will receive, for each Valaris Share held immediately prior to the Effective Time, 15.235 Transocean Shares. Valaris Shareholders will no longer own any Valaris Shares, but instead will own Transocean Shares, and will receive payment in cash in lieu of fractional Transocean Shares, pursuant to the terms of the Business Combination Agreement. See “The Business Combination Agreement” beginning on page 142 of this Joint Proxy Statement.

Transocean Shareholders.   Pursuant to the Business Combination Agreement, Transocean Shareholders will retain their Transocean Shares.
Q:
Will Valaris Shareholders receive fractional Transocean Shares?

A:
No fractional Transocean Shares will be issued under the Business Combination. As soon as reasonably practicable following the Effective Time, [•], acting as the depositary (the “Depositary”), will determine the number of whole Transocean Shares and the number of fractional Transocean Shares that each Valaris Shareholder is entitled to receive in connection with the consummation of the Business Combination and aggregate all such fractional Transocean Shares that would have been issued to Valaris Shareholders, rounding up such aggregate number to the nearest whole number (the “Transocean Excess Shares”). The Depositary will then cause the Transocean Excess Shares to be sold at the then-prevailing prices on the NYSE and will distribute the net proceeds thereof on a proportional basis to former Valaris Shareholders in lieu of any fractional Transocean Shares that would otherwise have been required to be distributed, reduced by any and all commissions, transfer taxes and other out-of-pocket transaction costs, and expenses, of the Depositary incurred in connection with such sale. Each former Valaris Shareholder who would otherwise have been entitled to receive a fraction of a Transocean Share will be entitled to receive cash from the net proceeds of such sale.

Q:
How will the outstanding Valaris Warrants be treated in the Business Combination?

A:
At the Effective Time, each Valaris Warrant that is outstanding and unexercised as of immediately prior to the Effective Time, will immediately be assumed by Transocean, remain outstanding and, in lieu of the number of Valaris Shares then exercisable under such Valaris Warrant prior to the Effective Time, be exercisable for a number of Transocean Shares as determined in accordance with the terms of the Valaris Warrant Agreement. Transocean has agreed to take all actions necessary to cause the Valaris Warrant Agreement to continue to be in full force and effect from and after the Effective Time.

Q:
How will the outstanding Valaris Incentives be treated in the Business Combination?

A:
At the Effective Time, each time-based restricted stock unit representing the right to vest in and be issued Valaris Shares by Valaris, whether granted by Valaris pursuant to the Valaris Equity Plan, assumed by Valaris in connection with any merger, acquisition or similar transaction or otherwise issued or granted and whether vested or unvested (each a “Valaris RSU”) that is outstanding immediately prior to the date of the Business Combination Agreement will, to the extent outstanding immediately prior to the Effective Time: (i) vest at the Effective Time; (ii) be automatically converted into the right to receive a number of Transocean Shares equal to the product of (x) the number of Valaris Shares subject to such Valaris RSU multiplied by (y) the exchange ratio of 15.235 Transocean Shares for each Valaris Share (the “Exchange Ratio”), reduced by the number of Transocean Shares to satisfy any tax withholding obligations associated with the settlement of such Valaris RSU, rounded to the nearest whole share; and (iii) except with respect to the rights of each holder set forth in clause (ii) above, automatically be canceled, retired and will cease to exist. Notwithstanding the foregoing, any holder of Valaris RSUs that has made a valid election to settle any Valaris RSUs in cash will be entitled to receive a cash payment from Valaris for such Valaris RSUs in accordance with the applicable terms prior to the Effective Time.

At the Effective Time, subject to limited exceptions, each performance-based restricted stock unit representing the right to vest in and be issued Valaris Shares by Valaris, whether granted by Valaris pursuant to the Valaris Equity Plan, assumed by Valaris in connection with any merger, acquisition or similar transaction or otherwise issued or granted and whether vested or unvested (each a “Valaris PSU”) that is outstanding immediately prior to the date of the Business Combination Agreement will, to the extent outstanding immediately prior to the Effective Time: (i) vest at the Effective Time with the number of Valaris Shares earned under such Valaris PSU being based on the actual achievement of the applicable performance goals as of the Effective Time, as determined by the Valaris Board in accordance with the applicable terms; (ii) be converted automatically into the right to receive a number of Transocean Shares equal to the product of (x) the number of Valaris Shares earned pursuant to clause (i) above multiplied by (y) the Exchange Ratio, reduced by the number of Transocean Shares to satisfy any tax withholding obligations associated with the settlement of such Valaris PSU, and rounded to the nearest whole share; and (iii) except with respect to the rights of each holder set forth in clause (ii) above, automatically be canceled, retired and will cease to exist.
At the Effective Time, each Valaris RSU and Valaris PSU that is granted after the date of the Business Combination Agreement and outstanding immediately prior to the Effective Time, will generally be assumed by Transocean and converted into a Transocean time-based equity award, which will be subject to the same terms and conditions as applied to the Valaris RSU or Valaris PSU immediately prior to the Effective Time, except that performance-based vesting conditions will no longer apply. Each Transocean time-based equity award converted from a Valaris PSU will cover a number of Transocean Shares equal to the product of: (i) the target number of Valaris Shares subject to such Valaris PSU; and (ii) the Exchange Ratio, rounded to the nearest whole number of Transocean Shares.
Q:
What approvals are required to complete the Business Combination?

A:
The completion of the Business Combination requires (a) approval of each of the Share Issuance Resolutions and the NYSE 20% Share Issuance Proposal by the Transocean Shareholders at the Transocean Extraordinary General Meeting and registration with the commercial register of the Canton of Zug, Switzerland (the “Commercial Register”) of (i) the new Transocean Shares to be issued pursuant to the Transocean Ordinary Share Capital Increase Resolution and the related amendments to the Transocean Articles and (ii)(A) the amendment to the Transocean Articles to create a capital band pursuant to the Transocean Capital Band Resolution to satisfy the entitlements of the beneficiaries under the Transocean Long-Term Incentive Plan, the Valaris Incentives and the Valaris Warrants and (B) the new Transocean Shares to be issued, including in an initial step into treasury, pursuant to the authorization granted by the Transocean Capital Band Resolution to satisfy the entitlements of beneficiaries under (1) the Valaris Incentives that must be satisfied at completion of the Business Combination, (2) the Valaris Incentives that must or may need to be satisfied after the completion of the Business Combination Agreement, (3) the Transocean Long-Term Incentive Plan, and (4) the Valaris Warrants, (b) the approval of the Valaris Transaction Resolution, (c) the granting of the order of the

Supreme Court of Bermuda (the “Court”) for its sanction of the Scheme of Arrangement pursuant to section 99(2) of the Companies Act 1981 of Bermuda, as amended (the “Sanction Order”), on terms consistent with the Business Combination Agreement, (d) the Transocean Shares issued pursuant to the Business Combination Agreement having been approved for listing on the NYSE, and (e) certain regulatory approvals having been obtained or any applicable waiting period having expired or been terminated. See “Description of the Business Combination — Regulatory Approvals — HSR Act Approval” beginning on page 132, “Description of the Business Combination — Court Approval” beginning on page 129, and “Description of the Business Combination — Stock Exchange Listing” beginning on page 134 of this Joint Proxy Statement.
Q:
When will the Business Combination become effective?

A:
Transocean and Valaris are working toward completing the Business Combination as quickly as possible. We currently anticipate that the Business Combination will be completed during the second half of 2026, but we cannot be certain when or if the conditions to the Business Combination will be satisfied or, to the extent permitted, waived. The Business Combination cannot be completed until all conditions to closing are satisfied (or, to the extent permitted, waived), including the approval of the Valaris Transaction Resolution by the Valaris Shareholders and each of the Share Issuance Resolutions and the NYSE 20% Share Issuance Proposal by the Transocean Shareholders.

Q:
What will happen to Valaris if the Business Combination is completed?

A:
If the Business Combination is completed, Transocean will acquire all issued and outstanding Valaris Shares as of the Effective Time and Valaris will become a wholly-owned subsidiary of Transocean. In addition, following the completion of the Business Combination, the Valaris Shares will be delisted from the NYSE and deregistered under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”). Valaris will no longer be required to file periodic reports, current reports or proxy and information statements with the U.S. Securities and Exchange Commission (the “SEC”).

Q:
Are the Transocean Shares listed on a stock exchange?

A:
Transocean Shares are currently listed on the NYSE under the symbol “RIG” and trade in U.S. dollars. Transocean has agreed to use its reasonable best efforts to cause the Transocean Shares to be issued pursuant to the Business Combination to be approved for listing on the NYSE, subject to official notice of issuance. Consequently, following the Effective Time, Valaris Shareholders are expected to be able to trade their Transocean Shares on the NYSE in U.S. dollars.

The Transocean Shares to be issued in connection with the Business Combination are expected to be issued in reliance on the exemption from registration provided by Section 3(a)(10) of the U.S. Securities Act of 1933, as amended (the “Securities Act”). See “The Business Combination Agreement — Covenants — Other Covenants and Agreements” beginning on page 152 of this Joint Proxy Statement and “Description of the Business Combination — Court Approval — Sanction Order” beginning on page 129 of this Joint Proxy Statement.
Q:
What are the anticipated tax considerations of the Business Combination to Valaris Shareholders?

A:
Certain U.S. Federal Income Tax Considerations of the Business Combination.

Transocean and Valaris intend that the Business Combination qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Provided that the Business Combination so qualifies, U.S. Holders (as defined in “Certain U.S. Federal Income Tax Considerations of the Business Combination” beginning on page 172 of this Joint Proxy Statement) of Valaris Shares will not recognize any gain or loss for U.S. federal income tax purposes on the exchange of Valaris Shares for Transocean Shares in the Business Combination, except with respect to any cash received in lieu of fractional Transocean Shares.
If the Business Combination, however, were to fail to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code, the Business Combination would be taxable to U.S. Holders of Valaris Shares, and each such U.S. Holder would recognize gain or loss in an amount equal to the difference, if any, between (i) the sum of the fair market value of the Transocean Shares it receives in the

Business Combination (plus any cash received in lieu of fractional Transocean Shares) and (ii) such U.S. Holder’s adjusted tax basis in its Valaris Shares exchanged in the Business Combination. For further information, please refer to “Risk Factors — Risks Related to Taxes — The Business Combination may fail to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code” and the section entitled “Certain U.S. Federal Income Tax Considerations of the Business Combination” beginning on page 172 of this Joint Proxy Statement.
The foregoing is a brief summary of U.S. federal income tax considerations only and is qualified by the description of U.S. federal income tax considerations in the section entitled “Certain U.S. Federal Income Tax Considerations of the Business Combination” beginning on page 172 of this Joint Proxy Statement. Tax matters are very complicated, and the U.S. federal income tax consequences of the Business Combination to a particular U.S. Holder of Valaris Shares will depend in part on such U.S. Holder’s circumstances. Accordingly, holders of Valaris Shares are urged to consult their own tax advisors as to the particular tax consequences of the Business Combination to them, including the applicability of U.S. federal, state, local and non-U.S. income and other tax laws.
Certain Swiss Tax Considerations of the Business Combination.   Swiss resident individuals who hold their Valaris Shares as private assets should not be subject to any Swiss federal, cantonal or communal income tax in connection with the Business Combination. Valaris Shareholders that are Domestic Commercial Shareholders (as defined in “Certain Swiss Tax Considerations of the Business Combination” beginning on page 39 of this Joint Proxy Statement) who exchange their Valaris Shares for Transocean Shares and hold their Valaris Shares as part of a trade or business carried on in Switzerland should not be subject to any Swiss federal, cantonal or communal income tax, provided the Transocean Shares will carry over the (tax) book value of the Valaris Shares in the books of such Domestic Commercial Shareholder, except for the portion of the Valaris Shares corresponding to any cash received in lieu of fractional Transocean Shares, as the Business Combination should qualify as a tax neutral quasi-merger (Quasifusion) for Swiss tax purposes. However, Valaris Shareholders that are Domestic Commercial Shareholders are required to recognize a gain or loss realized on cash payment in lieu of fractional Transocean Shares equal to the difference between such cash payment and the portion of the (tax) book value allocated to the corresponding Valaris Shares in their income statement for the respective taxation period and are subject to Swiss federal, cantonal and communal individual or corporate income tax, as applicable, on any net taxable earnings (including the gain or loss realized on the cash payment in lieu of fractional Transocean Shares) for such taxation period. Valaris Shareholders who are Non-Swiss Shareholders (as defined in “Certain Swiss Tax Considerations of the Business Combination” beginning on page 176 of this Joint Proxy Statement) will not be subject to any Swiss federal, cantonal or communal income tax in connection with the Business Combination. For further information, please refer to the section entitled “Certain Swiss Tax Considerations of the Business Combination” beginning on page 176 of this Joint Proxy Statement.
Certain Bermuda Tax Considerations of the Business Combination.   There is no income or profits tax, withholding tax, capital gains tax, capital transfer tax, estate duty or inheritance tax payable in Bermuda by Valaris Shareholders in respect of Valaris Shares and the Business Combination should not result in any income tax consequences under Bermuda law to Valaris Shareholders.
Q:
What will happen if the Business Combination is not completed?

A:
If the Business Combination is not completed for any reason, Valaris Shareholders will not receive any Transocean Shares or cash in lieu of fractional Transocean Shares payable under the Business Combination Agreement. Instead, Transocean and Valaris will remain separate public companies, and the Valaris Shares will continue to be registered under the Exchange Act and listed and traded on the NYSE. Valaris expects that Valaris’ management will operate its business in a manner similar to that in which it is being operated today and that holders of Valaris Shares will continue to be subject to the same risks and opportunities to which they are currently subject with respect to their ownership of the Valaris Shares. In specified circumstances, either Transocean or Valaris may be required to pay to the other party a termination amount, as described below.

Q:
Does Transocean have to pay anything to Valaris if the Business Combination is not completed?

A:
In certain circumstances, depending on the reasons for the termination of the Business Combination Agreement, Transocean may have to pay Valaris a termination amount of $195 million. In certain circumstances, depending on the reasons for the termination of the Business Combination Agreement, Transocean may have to pay Valaris certain reasonable and documented out-of-pocket fees and expenses, up to an amount not to exceed $65 million. For a discussion of the circumstances under which a termination amount is payable by Transocean, see “The Business Combination Agreement — Termination — Termination Fees and Reimbursement Expenses” beginning on page 164 of this Joint Proxy Statement.

Q:
Does Valaris have to pay anything to Transocean if the Business Combination is not completed?

A:
In certain circumstances, depending on the reasons for the termination of the Business Combination Agreement, Valaris may have to pay Transocean a termination amount of $173 million. In certain circumstances, depending on the reasons for the termination of the Business Combination Agreement, Valaris may have to pay Transocean certain reasonable and documented out-of-pocket fees and expenses, up to an amount not to exceed $58 million. For a discussion of the circumstances under which a termination amount is payable by Valaris, see “The Business Combination Agreement — Termination — Termination Fees and Reimbursement Expenses” beginning on page 164 of this Joint Proxy Statement.

Q:
Are there risks I should consider in deciding whether to vote for the proposed Business Combination?

A:
Yes. You should read and carefully consider the risk factors set forth in “Risk Factors — Risks Related to the Business Combination” beginning on page 42 of this Joint Proxy Statement, and other information included in this Joint Proxy Statement. You also should read and carefully consider the risk factors of Transocean and Valaris contained in the documents that are incorporated by reference into this Joint Proxy Statement. See “Additional Information Concerning Valaris and Documents Incorporated by Reference by Valaris” beginning on page 208 of this Joint Proxy Statement and “Additional Information Concerning Transocean and Documents Incorporated by Reference by Transocean” beginning on page 210 of this Joint Proxy Statement.

Valaris Shareholder Questions and Answers
Q:
When and where is the Valaris Court Meeting?

A:
The Valaris Court Meeting will be held on [•], 2026 at [•] (Bermuda time) at [•].

Q:
Who is entitled to vote at the Valaris Court Meeting?

A:
Only Valaris Shareholders of record whose names have been entered into the register of Valaris Shareholders maintained by Valaris’ share registrar and transfer agent, Computershare Trust Company, N.A. (the “Valaris Transfer Agent”), as of the close of business on [•], 2026 (the “Valaris Voting Record Date”) are entitled to attend and vote at the Valaris Court Meeting. If you are a beneficial owner of Valaris Shares but not a Valaris Shareholder of record (i.e., the legal, registered holder) and wish to attend the Valaris Court Meeting and vote your Valaris Shares directly in your own name, you must become a registered holder by the Valaris Voting Record Date. Beneficial owners of Valaris Shares (those who hold Valaris Shares in “street name”) as of the Valaris Voting Record Date should follow the instructions on their enclosed voting instruction form(s) or contact their broker, bank or other nominee for further instructions on how they can instruct such intermediary to vote on their behalf at the Valaris Court Meeting and the date by which they must provide instructions to such intermediary.

On or about [•], 2026, Valaris anticipates sending a copy of the Notice of Valaris Court Meeting, this Joint Proxy Statement and the appendices hereto to all Valaris Shareholders of record as of the Valaris Voting Record Date who were not Valaris Shareholders of record as of the Valaris Notice Record Date.
If you are a Valaris Shareholder as of the date of the Valaris Notice Record Date but cease to be a Valaris Shareholder as of close of business on the Valaris Voting Record Date and you previously submitted a proxy, such proxy will not be counted.

Q:
What am I voting on?

A:
At the Valaris Court Meeting, you will be asked to consider and vote on the following proposals:

(1)
the Valaris Transaction Resolution;

(2)
the Valaris Advisory Compensation Proposal; and

(3)
the Valaris Adjournment Proposal.

For more details and the full text of the Valaris Meeting Proposals, see the section entitled “Proposals Submitted to Valaris Shareholders” beginning on page 57 of this Joint Proxy Statement.
Please note that approval by Valaris Shareholders of the Valaris Transaction Resolution is a condition to the consummation of the Business Combination Agreement.
Q:
How does the Valaris Board recommend that I vote on the proposals? Do any of Valaris’ directors and executive officers have any interest in the Business Combination that is different than mine?

A:
The Valaris Board has unanimously approved the Business Combination Agreement and determined that the Business Combination Agreement and the transactions contemplated thereby, including the Scheme of Arrangement, are advisable and in the best interests of Valaris and the Valaris Shareholders. The Valaris Board unanimously recommends that Valaris Shareholders vote FOR the Valaris Transaction Resolution, FOR the Valaris Advisory Compensation Proposal and FOR the Valaris Adjournment Proposal.

In making its recommendation, the Valaris Board considered a number of factors as described in this Joint Proxy Statement under “General Information about the Valaris Court Meeting and Voting — Recommendation of the Valaris Board” beginning on page 51, and “Description of the Business Combination — Valaris’ Reasons for the Business Combination and Recommendation of the Valaris Board” beginning on page 92 of this Joint Proxy Statement, including the opinion from Goldman Sachs & Co. LLC (“Goldman Sachs”). See “Description of the Business Combination — Opinion of Valaris’ Financial Advisor” beginning on page 100 of this Joint Proxy Statement.
Each of the Valaris Transaction Resolution, the Valaris Advisory Compensation Proposal, and the Valaris Adjournment Proposal are further described in the section titled “Proposals Submitted to Valaris Shareholders” beginning on page 57 of this Joint Proxy Statement.
In addition, in considering the recommendation of the Valaris Board with respect to the Business Combination Agreement, you should be aware that Valaris’ directors and executive officers have interests that may be different from, or in addition to, the interests of Valaris Shareholders generally. See the section entitled “Description of the Business Combination — Interests of Valaris’ Directors and Management in the Business Combination” beginning on page 123 of this Joint Proxy Statement.
Q:
What is the quorum requirement at the Valaris Court Meeting?

A:
There is no quorum requirement for the Valaris Court Meeting.

Under the Valaris bye-laws, a quorum for a general meeting of Valaris Shareholders would ordinarily require the presence, in person or by proxy, of one or more holders of at least 50% of the issued and outstanding Valaris Shares entitled to vote at such meeting. However, pursuant to the Interim Order of the Court, this quorum requirement will not apply to the Valaris Court Meeting.
Accordingly, the Valaris Court Meeting may proceed regardless of the number of Valaris Shares represented.

Q:
What is the voting requirement to approve each Valaris Meeting Proposal at the Valaris Court Meeting?

A:
Agenda Item	Resolution	Votes Necessary
1	Valaris Transaction Resolution
The affirmative vote of a majority in number of Valaris Shareholders present and voting either in person or by proxy at the Valaris Court Meeting (the “Numerosity Requirement”) representing at least 75% in value (the “Value Requirement”) of the Valaris Shares present and voting either in person or by proxy at the Valaris Court Meeting.
Abstentions, blank or invalid ballots and broker non-votes will not have any effect on the outcome of the vote on the Valaris Transaction Resolution.

2	Valaris Advisory Compensation Proposal
The affirmative vote of a majority of the votes cast by Valaris Shareholders present and voting either in person or by proxy at the Valaris Court Meeting.
Abstentions, blank or invalid ballots and broker non-votes will not have any effect on the outcome of the vote on the Valaris Advisory Compensation Proposal.

3	Valaris Adjournment Proposal
The affirmative vote of a majority of the votes cast by Valaris Shareholders present and voting either in person or by proxy at the Valaris Court Meeting.
Abstentions, blank or invalid ballots and broker non-votes will not have any effect on the outcome of the vote on the Valaris Adjournment Proposal.

Q:
Am I entitled to dissenters’ rights as a Valaris Shareholder in connection with the Business Combination?

A:
No. Valaris Shareholders are not entitled to dissenters’ rights in connection with the Business Combination. Valaris Shareholders who wish to do so, may (i) vote against any of the Valaris Meeting Proposals and/or (ii) appear in person or be represented at the hearing of the Court to sanction the Scheme of Arrangement (the “Sanction Hearing”) and present evidence or arguments in support of or opposition to the Scheme of Arrangement. See “Description of the Business Combination — No Valaris Dissenting Shareholders’ Rights” beginning on page 141 of this Joint Proxy Statement.

Q:
How do I vote on the Valaris Meeting Proposals?

A:
Shareholders of Record:   If you are a Valaris Shareholder of record as of the Valaris Voting Record Date, you may vote at the Valaris Court Meeting or authorize a proxy to vote your Valaris Shares at the Valaris Court Meeting. You can authorize your proxy by following the instructions on your proxy card for telephonic or Internet proxy authorization or, if you prefer, by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed, postage-paid envelope. If the telephone or Internet option is available to you, Valaris strongly encourages you to use it because it is faster and less costly. Telephone and Internet voting are available 24 hours a day until 11:59 p.m., Eastern Time on [•], 2026, the day immediately prior to the Valaris Court Meeting. Have your proxy card with you if you are going to authorize your proxy by telephone or through the Internet. To authorize your proxy by mail, please complete, sign, date and mail your proxy card in the postage-paid envelope provided.

If shares are owned jointly, each joint owner should sign the proxy card. If a shareholder is a corporation, limited liability company or partnership, the proxy card should be signed in the full corporate, limited liability company or partnership name by a duly authorized person. If the proxy card is signed pursuant to a power of attorney or by an executor, administrator, trustee or guardian, please state the signatory’s full title and provide a certificate or other proof of appointment.

Beneficial Owners:   If you are a beneficial owner of Valaris Shares as of the Valaris Voting Record Date and own your Valaris Shares through a broker, bank or other nominee, you must provide voting instructions in accordance with the instructions on the voting instruction form that your broker, bank or other nominee provides to you, since brokers, banks and other nominees do not have discretionary voting authority with respect to any of the proposals described in this Joint Proxy Statement. Your broker, bank or other nominee cannot vote your Valaris Shares at the Valaris Court Meeting without your instructions. If you have not received such voting instruction form or require further information regarding such voting instructions, contact your broker, bank or other nominee who can give you directions on how to vote your Valaris Shares. If you are a beneficial owner of Valaris Shares as of the Valaris Voting Record Date and hold your Valaris Shares in “street name” through a broker, bank or other nominee, then as a matter of Bermuda law your name is not automatically entered into the register of Valaris Shareholders maintained by the Valaris Transfer Agent and you will not be able to attend and vote your Valaris Shares directly (i.e. in your own name) at the Valaris Court Meeting. If you wish to attend and vote your Valaris Shares at the Valaris Court Meeting then you must either (i) become a shareholder of record prior to the Valaris Voting Record Date by registering your Valaris Shares in your own name prior to the Valaris Voting Record Date (which may take several business days), or (ii) obtain a “legal proxy,” executed in your favor, from the broker, bank or other nominee (which may take several business days) and submit it together with your ballot at the Valaris Court Meeting.
Please note that you may not vote Valaris Shares by returning a proxy card or voting instruction form directly to Valaris. See “Questions and Answers about the Business Combination and the Meetings — What is the difference between holding shares as a shareholder of record and as a beneficial owner of Valaris Shares” beginning on page 12 of this Joint Proxy Statement below.
Q:
How do I become a shareholder of record?

A:
Please contact your broker, bank or other nominee for further instructions if you are a Valaris Shareholder and want to become a shareholder of record prior to the Valaris Voting Record Date. If you or your broker, bank or other nominee needs assistance on how to transition your Valaris Shares from being held in “street name” to being held directly in your name, please contact the Valaris Transfer Agent’s call center at +1 (800) 736-3001. See “General Information about the Valaris Court Meeting and Voting — Voting Instructions” beginning on page 54 of this Joint Proxy Statement.

Q:
What is the deadline for voting my Valaris Shares?

A:
If you are submitting your proxy by telephone or through the internet, your voting instructions must be received by 11:59 p.m., Eastern Time on [•], 2026, the day immediately prior to the Valaris Court Meeting.

If you choose to submit your proxy by mailing a proxy card, your proxy card must be completed, signed, dated and returned in the enclosed postage-paid reply envelope such that it is received prior to the time the polls close at the Valaris Court Meeting. If you choose to return your proxy card by mail, please allow sufficient time for the mail to be delivered such that it is received well before the Valaris Court Meeting to ensure your votes are counted. If you are a beneficial owner of Valaris Shares, please review the voting instructions provided by your broker, bank or other nominee for information on the deadline for voting your Valaris Shares.
Q:
What do I need to do now?

A:
After carefully reading and considering the information contained in this Joint Proxy Statement and the Appendices attached to this Joint Proxy Statement, please vote your Valaris Shares in one of the ways described above as soon as possible. As a shareholder of record, you will be entitled to vote for all Valaris Shares that you own at the close of business on the Valaris Voting Record Date.

If you are a Valaris Shareholder as of the date of the Valaris Notice Record Date but cease to be a Valaris Shareholder as of close of business on the Valaris Voting Record Date and you previously submitted a proxy, such proxy will not be counted.

Q:
If my Valaris Shares are held by a broker, bank or other nominee, will my broker, bank or other nominee vote my Valaris Shares for me with respect to the proposals?

A:
Under NYSE rules, brokers, banks or other nominees who hold shares in street name for customers, such that the shares are registered on the books of Valaris as being held by such broker, bank or other nominee, have the authority to exercise discretion and vote on “routine” proposals when they have not received instructions from beneficial owners of Valaris Shares, but are precluded from exercising their voting discretion with respect to proposals for “non-routine” matters. Proxies submitted by brokers without instructions from customers for these non-routine or contested matters are referred to as “broker non-votes.”

The Valaris Transaction Resolution, the Valaris Advisory Compensation Proposal and the Valaris Adjournment Proposal are non-routine matters under NYSE rules. Therefore, if you hold your Valaris Shares in “street name,” your broker, bank or other nominee will NOT be able to vote your Valaris Shares on the Valaris Transaction Resolution, the Valaris Advisory Compensation Proposal and the Valaris Adjournment Proposal unless the broker, bank or other nominee receives appropriate instructions from you. Valaris recommends that you contact your broker to exercise your right to vote your Valaris Shares. See “General Information about the Valaris Court Meeting and Voting — Voting Instructions — Beneficial Owners” beginning on page 54 of this Joint Proxy Statement.
You may be able to vote by telephone or through the internet if your broker, bank or other nominee offers these options. If you wish to vote by attending the Valaris Court Meeting and your Valaris Shares are held in the name of a broker, bank or other nominee, you must either (i) become a shareholder of record prior to the Valaris Voting Record Date, or (ii) obtain a legal proxy, executed in your favor, from the broker, bank or other nominee of record authorizing you to vote at the Valaris Court Meeting. Obtaining a legal proxy may take several days.
Q:
What is the difference between holding shares as a Valaris Shareholder of record and as a beneficial owner of Valaris Shares?

A:
If, as of the Valaris Voting Record Date, your Valaris Shares are registered directly in your name with the Valaris Transfer Agent, you are considered, with respect to those Valaris Shares, the shareholder of record. If, as of the Valaris Voting Record Date, your Valaris Shares are held by a broker, bank or other nominee (i.e., in “street name”), you are considered the beneficial owner of Valaris Shares held in “street name.”

If you are a beneficial owner of Valaris Shares, as a matter of Bermuda law, your name will not be entered in the register of Valaris Shareholders maintained by the Valaris Transfer Agent and you will not count toward the Numerosity Requirement. Accordingly, if you wish to vote directly (i.e., in your own name) at the Valaris Court Meeting and count toward the Numerosity Requirement, you must complete the process of becoming a shareholder of record prior to the Valaris Voting Record Date or obtain a “legal proxy,” executed in your favor, from the broker, bank or other nominee (which may take several days).
Q:
How do I become a shareholder of record to count toward the Numerosity Requirement?

A:
For more information on how to become a shareholder of record you should contact the broker, bank or other nominee through whom you hold your Valaris Shares. You must complete the process of becoming a shareholder of record through your broker, bank or other nominee prior to the Valaris Voting Record Date to vote directly at the Valaris Court Meeting.

Q:
Can I revoke my vote after I have voted by proxy?

A:
Yes. A Valaris Shareholder of record may revoke their proxy card or change their vote at any time before it is exercised at the Valaris Court Meeting. Any proxy given by a Valaris Shareholder may be revoked at any time before it is exercised at the Valaris Court Meeting by doing any of the following:

•
by submitting another later-dated proxy by telephone or through the internet, in accordance with the instructions on the enclosed proxy card;

•
by delivering a signed written notice of revocation bearing a date later than the date of the proxy to Valaris’ Secretary, Davor Vukadin, at 5847 San Felipe, Suite 3300, Houston, TX 77057, stating that the prior proxy is revoked;

•
by submitting a later-dated, validly executed proxy card relating to the same Valaris Shares; or

•
by attending the Valaris Court Meeting and voting in person at the Valaris Court Meeting (your attendance at the Valaris Court Meeting will not, by itself, revoke your proxy; you must vote at the Valaris Court Meeting).

If you voted by completing, signing, dating and returning the enclosed proxy card, you should retain a copy of the control number found on the proxy card in the event that you later decide to revoke your proxy or change your vote by telephone or through the internet. “Street name” holders of Valaris Shares should contact their broker, bank or other nominee to obtain instructions as to how to revoke or change their proxies.
If you have instructed a broker, bank or other nominee to vote your Valaris Shares, you must follow the instructions received from your broker, bank or other nominee to change your vote.
All properly submitted, validly executed proxies from Valaris Shareholders as of the Valaris Voting Record Date received by Valaris before the Valaris Court Meeting that are not revoked or changed prior to being exercised at the Valaris Court Meeting will be voted at the Valaris Court Meeting in accordance with the instructions indicated on the proxies or, if no instructions were provided, “FOR” each of the proposals.
Q:
What does it mean if I receive more than one proxy card?

A:
If you receive more than one proxy card, it means that you hold Valaris Shares that are registered in more than one account. For example, if you own your Valaris Shares in various registered forms, such as jointly with your spouse, as trustee of a trust or as custodian for a minor, you will receive, and you will need to sign and return, a separate proxy card for those Valaris Shares because they are held in a different form of record ownership. Therefore, to ensure that all of your Valaris Shares are voted, you will need to submit your proxies by mailing in each proxy card you receive or by telephone or through the internet by using the different voter control number(s) on each proxy card.

Q:
What is householding and how does it affect me?

A:
The SEC permits companies to send a single set of certain disclosure documents to any household at which two or more shareholders reside, unless contrary instructions have been received, but only if the company provides advance notice and follows certain procedures. In such cases, each shareholder continues to receive a separate notice of the meeting and proxy card. This householding process reduces the volume of duplicate information and reduces printing and mailing expenses. If your family has multiple accounts holding Valaris Shares, you may have already received a householding notification. For additional information, see the section entitled “Householding” beginning on page 207 of this Joint Proxy Statement.

Q:
What happens if I sell my Valaris Shares before the Valaris Court Meeting?

A:
If you are a Valaris Shareholder as of the date of the Valaris Notice Record Date but cease to be a Valaris Shareholder as of close of business on the Valaris Voting Record Date, your vote will not be voted. If you are a Valaris Shareholder as of the Valaris Voting Record Date but thereafter transfer your Valaris Shares prior to the Valaris Court Meeting, you will retain your right to vote or direct your broker, bank or other nominee on how to vote your Valaris Shares, but the right to receive Transocean Shares in exchange for your Valaris Shares will pass to the person who holds your Valaris Shares as of immediately prior to the Effective Time.

Q:
If the Business Combination is completed, how do I obtain my Transocean Shares?

A:
In accordance with the Scheme of Arrangement, substantially concurrently with the time at which the Transocean Shares to be issued pursuant to the Scheme of Arrangement are registered in the daily register of the commercial register of the Canton of Zug, Switzerland (the “Transocean Shares Registration Time”), Transocean will deposit with the Depositary all of the Transocean Shares to pay the consideration required under the Business Combination Agreement (collectively with, if applicable, cash in lieu of fractional Transocean Shares). Within three (3) business days following the Transocean Shares Registration Time, the Depositary will mail or otherwise make available to each shareholder of record of

Valaris Shares represented by a certificate (each, a “Valaris Share Certificate”) as of the Effective Time, a letter of transmittal containing instructions to effect the surrender of Valaris Share Certificates in exchange for Transocean Shares and any cash in lieu of fractional shares. Within three (3) business days following the Transocean Shares Registration Time, the Depositary will mail or otherwise make available to each former Valaris Shareholder of Valaris Shares in book-entry form (the “Book-Entry Valaris Shares”) not held through The Depositary Trust Company (the “DTC”) (A) a statement reflecting the number of Transocean Shares (which will be in uncertificated book-entry form) representing the whole number of Transocean Shares, if any, that such holder has the right to receive pursuant to the Business Combination Agreement (after taking into account all Valaris Shares then held by such holder), and (B) a check in an amount of cash in lieu of fractional interests in Transocean Shares to be paid pursuant to the Business Combination Agreement, if any.
Q:
Where can I find the voting results of the Valaris Court Meeting?

A:
We intend to announce preliminary voting results at the Valaris Court Meeting and publish final voting results from the Valaris Court Meeting in a Current Report on Form 8-K to be filed with the SEC following the Valaris Court Meeting. Valaris’ SEC filings are available to the public at the SEC’s website at www.sec.gov. You also may obtain free copies of the documents Valaris files with the SEC, including this Joint Proxy Statement, by going to the Investors tab of Valaris’ corporate website at www.valaris.com.

Q:
Who will solicit and pay the cost of soliciting proxies for Valaris?

A:
Valaris will bear the cost of solicitation of proxies for the Valaris Court Meeting. The Valaris Board is soliciting your proxy on behalf of Valaris. In addition to the use of mail, proxies may be solicited by personal interview, telephone, facsimile, email or otherwise, by Valaris’ directors, officers and other employees. Valaris has engaged Innisfree M&A Incorporated to assist in the solicitation of proxies for a fee of $50,000, plus reimbursement of certain out-of-pocket expenses. Arrangements also may be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of Valaris Shares held by those persons, and Valaris will reimburse them for reasonable expenses incurred by them in connection with the forwarding of solicitation materials.

Q:
Who can help answer my questions?

A:
For additional questions about the Business Combination, assistance in submitting proxies or voting Valaris Shares, or additional copies of this Joint Proxy Statement or the enclosed proxy card, please contact Valaris’ proxy solicitor, Innisfree M&A Incorporated:

Innisfree M&A Incorporated
501 Madison Avenue, 20th floor
New York, New York 10022
Stockholders may call: (877) 800-5194 (toll-free from the U.S. or Canada) or
+1 (412) 232-3651 (from other locations)
Banks and Brokers may call collect: (212) 750-5833
If your Valaris Shares are held for you by a broker, bank or other nominee (i.e., in “street name”), you should also call your broker, bank or other nominee for additional information.

Transocean Shareholder Questions and Answers
Q:
When and where is the Transocean Extraordinary General Meeting?

A:
The Transocean Extraordinary General Meeting will be held on [•], 2026 at [•] a.m. Swiss time at [•].

Q:
What am I voting on?

A:
You are being asked to consider and vote on the following proposals:

1
the Transocean Ordinary Share Capital Increase Resolution, as further described in the shareholders’ resolution set forth in Appendix C;

2
the Transocean Capital Band Resolution, as further described in the shareholders’ resolution set forth in Appendix D;

3
the NYSE 20% Share Issuance Proposal;

4
the Board Election Resolutions;

5
the Compensation Committee Election Resolutions; and

6
the Additional Transocean Resolution, as further described in the shareholders’ resolution set forth in Appendix E.

Please note that approval by Transocean Shareholders of each of the Share Issuance Resolutions and the NYSE 20% Share Issuance Proposal and the satisfaction of the conditions and requirements set forth therein are a condition to the consummation of the Business Combination Agreement. Further, unless all of the Transocean Ordinary Share Capital Increase Resolution, the Transocean Capital Band Resolution, and the NYSE 20% Share Issuance Proposal are approved by Transocean Shareholders at the Transocean Extraordinary General Meeting, none of these resolutions or the elections under the Election Resolutions will become effective. For more details, see the section entitled “Resolutions Submitted to Transocean Shareholders” beginning on page 67 of this Joint Proxy Statement and the full text of the shareholders’ resolutions in Appendices C, D and E, respectively, to this Joint Proxy Statement.
Q:
How does the Transocean Board recommend that I vote on the Transocean Resolutions? Do any of Transocean’s directors and executive officers have any interest in the Business Combination that is different than mine?

A:
The Transocean Board has unanimously determined that the Transocean Resolutions are in the best interests of Transocean and recommends that the Transocean Shareholders vote FOR each of the Transocean Resolutions.

In making its recommendation regarding the Transocean Resolutions, the Transocean Board considered a number of factors as described in this Joint Proxy Statement under “Description of the Business Combination — Transocean’s Reasons for the Business Combination and Recommendation of the Transocean Board” beginning on page 96, and “General Information about the Transocean Extraordinary General Meeting and Voting — Recommendation of the Transocean Board” beginning on page 61 of this Joint Proxy Statement, including the opinion from Evercore Group L.L.C. (“Evercore”). See “Description of the Business Combination — Opinion of Transocean’s Financial Advisor” beginning on page 111 of this Joint Proxy Statement, and Appendix G to this Joint Proxy Statement.
Each of the Share Issuance Resolutions, the NYSE 20% Share Issuance Proposal, the Election Resolutions and the Additional Transocean Resolution are further described in the section titled “Resolutions Submitted to Transocean Shareholders” beginning on page 67 of this Joint Proxy Statement.
In addition, in considering the recommendation of the Transocean Board with respect to the Business Combination Agreement, you should be aware that Transocean’s directors and executive officers have interests that may be different from, or in addition to, the interests of Transocean Shareholders generally. See the section entitled “Description of the Business Combination — Interests of Transocean’s Directors and Management in the Business Combination” beginning on page 129 of this Joint Proxy Statement.

Q:
What is the quorum requirement at the Transocean Extraordinary General Meeting?

A:
Each of the Share Issuance Resolutions, the NYSE 20% Share Issuance Proposal and the Election Resolutions require that at least a majority of all the Transocean Shares entitled to vote must be present or represented at the time when the Transocean Extraordinary General Meeting proceeds to business. The Additional Transocean Resolution requires that Transocean Shareholders holding at least two-thirds of the share capital recorded in the Commercial Register, be present or represented at the time when the Transocean Extraordinary General Meeting proceeds to business.

Q:
What is the voting requirement to approve each Transocean Resolution at the Transocean Extraordinary General Meeting?

A:
The voting requirement to approve each of the Transocean Resolutions is set forth below, and assumes the presence of a quorum at the Transocean Extraordinary General Meeting at the time the meeting proceeds to business.

Agenda Item	Resolution	Votes Necessary
1	Transocean Ordinary Share Capital Increase Resolution
The affirmative vote of two-thirds of the votes and the absolute majority of the par value of the Transocean Shares, each as represented at the Transocean Extraordinary General Meeting.
Abstentions, blank or invalid ballots will have the effect of a vote AGAINST the Transocean Ordinary Share Capital Increase Resolution. Broker non-votes will not have any effect on the outcome of the vote on the Transocean Ordinary Share Capital Increase Resolution.

2	Transocean Capital Band Resolution
The affirmative vote of two-thirds of the votes and the absolute majority of the par value of the Transocean Shares, each as represented at the Transocean Extraordinary General Meeting.
An abstention, blank or invalid ballot will have the effect of a vote AGAINST the Transocean Capital Band Resolution. Broker non-votes will not have any effect on the outcome of the vote on the Transocean Capital Band Resolution.

3	NYSE 20% Share Issuance Proposal
The affirmative vote of a relative majority (which is the affirmative vote of a simple majority) of the votes cast in person or by proxy at the Transocean Extraordinary General Meeting.
Abstentions, blank or invalid ballots and broker non-votes will not have any effect on the outcome of the vote on the NYSE 20% Share Issuance Proposal.

4	Board Election Resolutions
The affirmative vote of a plurality of the votes cast in person or by proxy at the Transocean Extraordinary General Meeting.
The plurality requirement means that the nominee who receives the largest number of votes for a position as a director is elected to that position. Only votes FOR are counted in determining whether a plurality has been cast in favor of a nominee.

Agenda Item	Resolution	Votes Necessary

As further described in “Description of the Combined Company Securities — Voting — Election of Directors” beginning on page 190 of this Joint Proxy Statement, Transocean’s Corporate Governance Guidelines set forth the procedures if a nominee for director is elected but does not receive more votes cast FOR than AGAINST the nominee’s election.
Abstentions, blank or invalid ballots and broker non-votes will not have any effect on the outcome on the election of nominees.

5	Compensation Committee Election Resolutions
The affirmative vote of a plurality of the votes cast in person or by proxy at the Transocean Extraordinary General Meeting.
The plurality requirement means that the nominee who receives the largest number of votes for a position as a director is elected to that position. Only votes FOR are counted in determining whether a plurality has been cast in favor of a nominee.
As further described in “Description of the Combined Company Securities — Voting — Election of Directors” beginning on page 190 of this Joint Proxy Statement, Transocean’s Corporate Governance Guidelines set forth the procedures if a nominee for director is elected but does not receive more votes cast FOR than AGAINST the nominee’s election.
Abstentions, blank or invalid ballots and broker non-votes will not have any effect on the outcome on the election of nominees.

6	Additional Transocean Resolution
The affirmative vote of two-thirds of the votes entitled to vote at the Transocean Extraordinary General Meeting.
Abstentions, blank or invalid ballots and broker non-votes will not have any effect on the outcome of the vote on the Additional Transocean Resolution.

Q:
How do I vote on the Transocean Resolutions?

A:
You should carefully read and consider the information contained in this Joint Proxy Statement.

If you are a shareholder registered in Transocean’s share register, you may submit voting instructions electronically over the internet, by telephone, or by completing, signing and returning the proxy card enclosed with this Joint Proxy Statement. See “General Information about the Transocean Extraordinary General Meeting and Voting — Voting Procedures — Registered Transocean Shareholders” beginning on page 64 of this Joint Proxy Statement.
If you hold your Transocean Shares in the name of a bank, broker or other nominee, please follow the instructions provided by your bank, broker or nominee for submitting voting instructions, including whether you may submit voting instructions by mail, telephone or over the internet. See “General Information about the Transocean Extraordinary General Meeting and Voting — Voting Procedures — Beneficial Transocean Shareholders” beginning on page 64 of this Joint Proxy Statement.
We urge you to submit your voting instructions electronically over the internet, by telephone, or return the proxy card by mail as soon as possible. All electronic voting instructions or proxy cards must be received no later than [•] Eastern Time on [•], 2026 ([•] p.m. Swiss time on [•], 2026), unless extended by Transocean. Please note, if you received a voting instruction form and you hold your Transocean Shares through a bank, broker or other nominee, you must provide your instructions to your bank, broker or other nominee as specified in the voting instruction form and by the deadline set out therein (which may be an earlier time than set out above).
Q:
Should I send in my proxy now?

A:
Yes. To ensure your vote is counted, you should immediately complete and submit the enclosed form of proxy or voting instruction form. You are encouraged to vote well in advance of the proxy cut-off at [•] Eastern Time on [•], 2026 ([•] p.m. Swiss time on [•], 2026), unless extended by Transocean.

Q:
If my Transocean Shares are held by a broker, will they vote my Transocean Shares for me?

A:
Under NYSE rules, brokers who hold shares in street name for customers, such that the shares are registered on the books of Transocean as being held by the brokers, have the authority to vote on “routine” proposals when they have not received instructions from beneficial owners, but are precluded from exercising their voting discretion with respect to proposals for “non-routine” matters. Proxies submitted by brokers without instructions from customers for these non-routine or contested matters are referred to as “broker non-votes.”

Each of the Share Issuance Resolutions, the NYSE 20% Share Issuance Proposal and the Election Resolutions are non-routine matters under NYSE rules. Therefore, if you hold your Transocean Shares in “street name,” your broker will not be able to vote your Transocean Shares on either of the Share Issuance Resolutions, the NYSE 20% Share Issuance Proposal or the Election Resolutions unless the broker receives appropriate instructions from you. Transocean recommends that you contact your broker to exercise your right to vote your Transocean Shares. See “General Information about the Transocean Extraordinary General Meeting and Voting — Voting Procedures — Beneficial Transocean Shareholders” beginning on page 64 of this Joint Proxy Statement.
Q:
Who will solicit and pay the cost of soliciting proxies for Transocean?

A:
Transocean will bear the cost of solicitation of proxies for the Transocean Extraordinary General Meeting. The Transocean Board is soliciting your proxy on behalf of Transocean. Proxies may be solicited by personal interview, mail, telephone, facsimile, internet or other means of electronic distribution by Transocean’s directors, officers and employees, who will not receive additional compensation for those services. Transocean has engaged Georgeson LLC to assist in the solicitation of proxies for a fee of $20,000, plus expenses. Arrangements also may be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares held by those persons, and Transocean will reimburse them for reasonable expenses incurred by them in connection with the forwarding of solicitation materials.

Q:
Can I revoke my vote after I have voted by proxy?

A:
You may revoke your proxy card at any time prior to the Transocean Extraordinary General Meeting by taking one of the following actions:

•
submitting a properly completed and executed proxy card with a later date and timely delivering it either directly to the independent proxy or to Vote Processing, c/o Broadridge at the addresses indicated below; or

•
giving written notice of the revocation prior to the meeting to:

Transocean 2026 EGM Vote Processing c/o Broadridge 51 Mercedes Way Edgewood, NY 11717 USA	or	Transocean 2026 EGM Vote Processing c/o Schweiger Advokatur/Notariat Dammstrasse 19 6300 Zug Switzerland

If you hold your Transocean Shares in the name of a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee in revoking your previously granted proxy. See “General Information about the Transocean Extraordinary General Meeting and Voting — Revocation of Proxies” beginning on page 65 of this Joint Proxy Statement.
Q:
Who can help answer my questions?

A:
If you have any questions about this Joint Proxy Statement or the matters described in this Joint Proxy Statement, please contact your professional advisor. Transocean Shareholders who would like additional copies, without charge, of this Joint Proxy Statement or have additional questions about the procedures for voting Transocean Shares or making an election, should contact their broker or:

Transocean’s Corporate Secretary at its Registered Office:	Transocean Ltd. Attention: Corporate Secretary Turmstrasse 30 6312 Steinhausen, Switzerland	Investor Relations at Transocean’s Offices in the United States:	Transocean Ltd. Attention: Investor Relations 1414 Enclave Parkway Houston, Texas 77077 USA
Telephone Number:	+41 (41) 749 0500	Telephone Number:	+1 (713) 232-7500

EXPECTED TIMETABLE OF PRINCIPAL EVENTS
All dates and times are based on Valaris’ and Transocean’s current expectations and are subject to change. Terms used but not defined in this section shall have the meanings given to them in this Joint Proxy Statement. If any of the dates and/or times in this expected timetable change, Valaris and Transocean will publicly announce the changes.
Initial Transocean Record Date for the Transocean Extraordinary General Meeting	[•] (Swiss time) on [•], 2026
Valaris Notice Record Date for the Valaris Court Meeting	Close of business on [•], 2026
Valaris Voting Record Date for the Valaris Court Meeting	Close of business on [•], 2026
Second Transocean Record Date for the Transocean Extraordinary General Meeting	Close of business on [•], 2026
Latest time for receipt of the form of proxy for the Transocean Extraordinary General Meeting	[8:00 p.m.] (Swiss time) on [•], 2026
Latest time for receipt of proxy for the Valaris Court Meeting	11:59 p.m., Eastern Time on [•], 2026
Transocean Extraordinary General Meeting	[•] (Swiss time) on [•], 2026
Valaris Court Meeting	[•] (Bermuda time) on [•], 2026

ACCOUNTING PRINCIPLES
All financial statements and financial data derived therefrom included or incorporated by reference in this Joint Proxy Statement pertaining to Transocean, including the unaudited pro forma condensed combined financial statements of Transocean, have been prepared and presented in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). For further details, see the notes to the unaudited pro forma condensed combined financial statements of Transocean set out in Appendix J to this Joint Proxy Statement.
Pro forma financial information included in this Joint Proxy Statement is for illustrative purposes only and is unaudited. All unaudited pro forma financial information contained in this Joint Proxy Statement has been prepared in accordance with Article 11 of Regulation S-X to illustrate the effect of the Business Combination. The pro forma financial information is not necessarily, and should not be assumed to be, an indication of the actual results of operations and financial position that would have been achieved had Transocean and Valaris operated as a single combined company as, at, or for the periods stated or that may be achieved in the future.
The financial projections provided in this Joint Proxy Statement are for informational purposes only. Such projections were not prepared with a view toward public disclosure or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. The inclusion of the financial projections should not be regarded as an indication that the Transocean Board, management of Transocean, Transocean, the board of directors of Valaris (the “Valaris Board”), management of Valaris, Valaris, their respective advisors or any recipient of this information considered, or now considers, it to be an assurance of the achievement of future results. There can be no assurance that the results reflected in any of the future projections will be realized or that actual results will not materially vary from such projections.
All financial statements and financial data derived therefrom included or incorporated by reference in this Joint Proxy Statement pertaining to Valaris have been prepared and presented in accordance with U.S. GAAP.

NOTICE REGARDING INFORMATION
THE TRANSOCEAN SHARES TO BE ISSUED IN CONNECTION WITH THE BUSINESS COMBINATION HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR THE SECURITIES REGULATORY AUTHORITY IN ANY STATE IN THE UNITED STATES, NOR HAVE THE SEC OR THE SECURITIES REGULATORY AUTHORITY OF ANY STATE IN THE UNITED STATES PASSED ON THE ADEQUACY OR ACCURACY OF THIS JOINT PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
Neither Transocean nor Valaris has authorized any person to give any information or to make any representation in connection with the Scheme of Arrangement or any other matters to be considered at the Transocean Extraordinary General Meeting or the Valaris Court Meeting, other than those contained in this Joint Proxy Statement. If any such information or representation is given or made, such information or representation should not be relied upon as having been authorized or as being accurate. For greater certainty, to the extent that any information provided on either Transocean’s or Valaris’ website or by the proxy solicitation agent is inconsistent with this Joint Proxy Statement, the information provided in this Joint Proxy Statement should be relied upon.
This Joint Proxy Statement does not constitute an offer to buy, or a solicitation of an offer to sell, any securities, or the solicitation of a proxy, by any person in any jurisdiction in which such an offer or solicitation is not authorized, or in which the person making such an offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such an offer or solicitation.
Transocean Shareholders and Valaris Shareholders should not construe the contents of this Joint Proxy Statement as legal, tax or financial advice and should consult with their own legal, tax, financial or other professional advisors.
All summaries of, and references to, the Business Combination Agreement, the Scheme of Arrangement, the Transocean Shareholder Support Agreement and the Valaris Shareholder Support Agreements in this Joint Proxy Statement are qualified in their entirety by, in the case of the Business Combination Agreement, the complete text of the Business Combination Agreement, a copy of which is attached as Appendix A to this Joint Proxy Statement and is available on Transocean and Valaris’ respective EDGAR profiles at www.sec.gov, and in the case of the Scheme of Arrangement, the complete text of the Scheme of Arrangement, a copy of which is attached as Appendix B to this Joint Proxy Statement, in the case of the Transocean Shareholder Support Agreement and the Valaris Shareholder Support Agreements, the complete text of each of the Transocean Shareholder Support Agreement and the Valaris Shareholder Support Agreements, available on Transocean and Valaris’ respective EDGAR profiles at www.sec.gov. Transocean Shareholders and Valaris Shareholders are urged to carefully read the full text of the Business Combination Agreement and the Scheme of Arrangement.
This Joint Proxy Statement may contain industry, market and competitive position data from our own internal estimates and research as well as industry and general publications and research surveys and studies conducted by third parties. Industry publications, studies and surveys generally state that they have been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. Our internal data and estimates are based upon information obtained from trade and business organizations and other contacts in the markets in which we operate and our management’s understanding of industry conditions. While we believe that each of these studies and publications is reliable, we have not independently verified market and industry data from third-party sources. While we believe our internal company research is reliable and the market definitions are appropriate, neither such research nor these definitions have been verified by any independent source.
This Joint Proxy Statement is dated [•], 2026. Information contained in this Joint Proxy Statement is given as of [•], 2026, unless otherwise specifically stated and except for information contained in documents incorporated by reference herein, which is given as of the respective dates stated in such documents.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This Joint Proxy Statement, including the documents incorporated by reference herein, include “forward-looking statements” within the meaning of the federal securities laws, including, but not limited to, those statements related to the Business Combination, including financial estimates and statements as to the expected timing, completion and effects of the Business Combination. These forward-looking statements are generally identified by the words “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “forecast,” “project,” “might,” “could,” “expect,” “estimate,” “intend,” “strategy,” “plan,” “predict,” “potential,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, although not all forward-looking statements contain these identifying words.
Any statements about Transocean’s, Valaris’ or the Combined Company’s plans, objectives, expectations, strategies, beliefs or future performance or events constitute forward-looking statements. In addition, any information or statements contained in this Joint Proxy Statement, including the documents incorporated by reference herein, that are not statements of historical fact may be deemed to be forward-looking statements. These forward-looking statements include, without limitation, statements regarding the Business Combination and are based on Transocean’s and Valaris’ current expectations, estimates, projections and assumptions. In particular, certain statements included in the sections entitled “Description of the Business Combination — Valaris’ Reasons for the Business Combination and Recommendation of the Valaris Board,” beginning on page 92, “Description of the Business Combination — Transocean’s Reasons for the Business Combination and Recommendation of the Transocean Board” beginning on page 96 and “Risk Factors — Risks Related to the Combined Company “ beginning on page 46 of this Joint Proxy Statement are forward-looking statements.
Because forward-looking statements relate to future events, they are subject to inherent uncertainties, risks and changes in circumstances that may differ materially from those expressed or implied by such statements. Forward-looking statements are neither statements of historical fact nor guarantees or assurances of future performance, including statements regarding the consummation of the Business Combination or the anticipated benefits thereof. There can be no assurance that future events will occur as anticipated or that Transocean’s or Valaris’ results, estimates or assumptions will be realized, and actual results may differ materially from those currently anticipated due to a number of risks and uncertainties, many of which are beyond Transocean’s and Valaris’ control. Accordingly, investors and other readers are cautioned not to place undue reliance on these forward-looking statements.
Any such forward-looking statements include, but are not limited to, statements with respect to:
•
expectations regarding the consummation of the Business Combination, including whether the conditions to the completion of the Business Combination will be satisfied and the anticipated timing of the closing of the Business Combination;

•
expectations regarding the receipt of required regulatory approvals, the expiration of applicable waiting periods, the approval of the required shareholder resolutions, court approvals and the satisfaction of other customary closing conditions;

•
the unaudited pro forma condensed combined financial information of the Combined Company, including the pro forma statements of operations and balance sheet data, contract drilling revenues, costs and expenses, interest and tax items, earnings per share and the effects of transaction accounting and purchase price allocation;

•
financial projections of Transocean and Valaris and estimated synergies expected to be realized as a result of the Business Combination, including projected cost savings, efficiencies and other operational benefits, and the timing and magnitude thereof;

•
expectations regarding the Combined Company’s future balance sheet strength, liquidity and capital structure, including the expected effects of the Business Combination on the Combined Company’s financial position, cash flows and growth prospects;

•
expectations regarding the anticipated strategic, operational and financial benefits of the Business Combination; and

•
expectations that the Combined Company will benefit from geographic diversification and operational efficiencies following the completion of the Business Combination.

Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to:
•
the completion of the Business Combination on the anticipated terms and timing, or at all, including obtaining regulatory and shareholder approvals, and the satisfaction of other conditions to the completion of the Business Combination as well as the failure to realize anticipated benefits of the Business Combination;

•
potential litigation relating to the Business Combination, including the effects of any outcomes related thereto;

•
the risk that disruptions from the Business Combination (including the ability of certain counterparties of Valaris to terminate or amend contracts upon a change of control) will harm Transocean’s or Valaris’ business, including current plans and operations, including during the pendency of the Business Combination;

•
the ability of Transocean or Valaris to retain and hire key personnel, to retain customers or maintain relationships with their respective suppliers, customers and partners;

•
the diversion of management’s time and attention from ordinary course business operations to completion of the Business Combination;

•
potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Business Combination;

•
legislative, regulatory and economic developments;

•
potential business uncertainty, including changes to existing business relationships, during the pendency of the Business Combination that could affect Transocean’s or Valaris’ financial performance as well as unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies, expansion and growth of Transocean’s or Valaris’ businesses;

•
the inability of Transocean and Valaris to achieve expected synergies from the transaction or that it may take longer or be more costly than expected to achieve those synergies;

•
an inability to de-leverage on the expected timeline, or at all;

•
the imposition of any terms and conditions on any required governmental and regulatory approvals that could reduce the anticipated benefits to Transocean and Valaris of the acquisition;

•
the inability to successfully integrate Valaris’ operations with those of Transocean without unexpected cost or delay;

•
certain restrictions during the pendency of the Business Combination that may impact Transocean’s or Valaris’ ability to pursue certain business opportunities or strategic transactions;

•
unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, outbreaks of war or hostilities or public health issues, as well as management’s response to any of the aforementioned factors;

•
the impact of inflation, tariffs, rising interest rates and global conflicts, including disruptions in European economies as a result of the Ukrainian/Russian conflict and the ongoing conflicts in the Middle East, the relationship between China and Taiwan and ongoing trade disputes between the United States and China;

•
the possibility that the Business Combination may be more expensive to complete than anticipated, including as a result of unexpected factors or events;

•
the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination, including in circumstances requiring Transocean or Valaris to pay a termination fee;

•
the risk that Transocean’s or Valaris’ share price may decline significantly if the Business Combination is not consummated;

•
there may be liabilities that are not known, probable or estimable at this time or unexpected costs, charges or expenses;

•
commodity price fluctuations and volatility, customer demand, loss of a significant customer or customer contracts, downtime and other risks associated with offshore rig operations and changes in worldwide rig supply;

•
adverse weather or major natural disasters, including hurricanes;

•
the global and regional supply and demand for oil and gas;

•
fluctuation of current and future prices of oil and gas;

•
intention to scrap certain drilling rigs;

•
demand, competition and technology, supply chain and logistics challenges, consumer preferences for alternative fuels and forecasts or expectations regarding the global energy transition, changes in customer strategy and future levels of offshore drilling activity;

•
estimated duration of customer contracts and contract dayrate amounts, future contract commencement dates and locations, planned shipyard projects and other out-of-service time, sales of drilling units, the cost and timing of mobilizations and reactivations, operating hazards and delays, weather-related risks, risks associated with international operations, actions by customers and other third parties;

•
increasing regulatory complexity, general economic, market, business and industry conditions, trends and outlook, general political conditions, including political tensions, conflicts and war, cybersecurity attacks and threats, uncertainty around the use and impacts of artificial intelligence applications, the effects of contagious illnesses including the spread of and mitigation efforts by governments, businesses and individuals, and other factors, including those risks and uncertainties discussed in more detail in this Joint Proxy Statement under “Risk Factors” beginning on page 42 of this Joint Proxy Statement, and those found in Transocean’s and Valaris’ respective filings with the SEC, including the risk factors discussed in Transocean’s and Valaris’ most recent Annual Reports on Form 10-K, as updated by their Quarterly Reports on Form 10-Q and future filings with the SEC from time to time, which are available via the SEC’s website at www.sec.gov; and

•
those risks that will be described in future filings with the SEC.

There can be no assurance that the Business Combination will be completed, or if it is completed, that it will close within the anticipated time period. While the list of factors presented in this Joint Proxy Statement is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties and should be read in conjunction with the other forward-looking statements. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made and neither Transocean nor Valaris undertake any obligation to update, and expressly disclaim any obligation to update, any forward-looking statements, or any other information in this communication, whether resulting from developments, circumstances or events that arise after the date the statements are made, new information, or otherwise. If one or more of these or other risks or uncertainties materialize, or if Transocean or Valaris’ underlying assumptions prove to be incorrect, actual results may vary materially from what Transocean or Valaris may have expressed or implied by these forward-looking statements. All forward-looking statements in this Joint Proxy Statement are qualified in their entirety by this cautionary statement. You should specifically consider the factors identified in this Joint Proxy Statement that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for the parties to predict those events or how they may affect Transocean, Valaris or the Combined Company.

SUMMARY
This summary highlights the key aspects of the matters to be considered at the Transocean Extraordinary General Meeting and the Valaris Court Meeting, but does not contain all of the information that is important to you. You should carefully read this entire document and the other documents we refer you to for a more complete understanding of the matters being considered at the meetings. This summary is qualified in its entirety by the more detailed information appearing elsewhere in this Joint Proxy Statement, including the Appendices (which are incorporated into and form part of this Joint Proxy Statement).
Parties to the Business Combination
(see page 180)
Valaris Limited
Valaris Limited, a Bermuda exempted company limited by shares, is an industry leader in offshore drilling services across all water depths and geographies. Operating a high-quality rig fleet of ultra-deepwater drillships, versatile semisubmersibles and modern shallow-water jackups, Valaris has experience operating in nearly every major offshore basin. Valaris Shares and Valaris Warrants are publicly traded on the NYSE under the symbols “VAL” and “VAL WS,” respectively.
Valaris’ headquarters is located at 5847 San Felipe Street, Suite 3300, Houston, Texas, and its registered office is located at Clarendon House, 2 Church Street, Hamilton, Bermuda. Valaris’ website is www.valaris.com and its telephone number is 44 (0) 20 7659 4660. Information contained on Valaris’ website does not constitute part of this Joint Proxy Statement.
For additional information about Valaris, see “Information About Valaris” beginning on page 180 of this Joint Proxy Statement.
Transocean Ltd.
Transocean Ltd. is a leading international provider of offshore contract drilling services for oil and gas wells. Transocean provides, as its primary business, contract drilling services in a single operating segment, which involves contracting its mobile offshore drilling rigs, related equipment and work crews to drill oil and gas wells. Transocean specializes in technically demanding regions of the global offshore drilling business with a particular focus on ultra-deepwater and harsh environment drilling services. Transocean’s drilling fleet is one of the most versatile fleets in the world, consisting of drillships and semisubmersible floaters used in support of offshore drilling activities and offshore support services on a worldwide basis.
Transocean is a Swiss corporation with its registered office in Steinhausen, Canton of Zug, and with principal executive offices located at Turmstrasse 30, 6312 Steinhausen, Switzerland. Transocean’s telephone number at that address is +41 41 749 0500. Transocean’s shares are listed on the NYSE under the ticker symbol “RIG.”
For additional information about Transocean, see “Information About Transocean” beginning on page 181 of this Joint Proxy Statement.
Background to the Business Combination
(see page 82)
A summary of the material events leading to the negotiation of the Business Combination and the material meetings, negotiations and discussions between Transocean and Valaris and their respective advisors that preceded the execution of the Business Combination Agreement and public announcement of the Business Combination is included in the section entitled “Description of the Business Combination — Background to the Business Combination” beginning on page 82 of this Joint Proxy Statement.
Valaris’ Reasons for the Business Combination and Recommendation of the Valaris Board
(see page 92)
The Valaris Board unanimously recommends that Valaris Shareholders vote FOR the Valaris Transaction Resolution, FOR the Valaris Advisory Compensation Proposal and FOR the Valaris Adjournment Proposal.

For a description of factors considered by the Valaris Board in reaching its decision to approve the Business Combination Agreement and the transactions contemplated thereby, including the Scheme of Arrangement, and additional information on the recommendation of the Valaris Board, see the section entitled “Description of the Business Combination — Valaris’ Reasons for the Business Combination and Recommendation of the Valaris Board” beginning on page 92 of this Joint Proxy Statement.
Transocean’s Reasons for the Business Combination and Recommendation of the Transocean Board
(see page 96)
The Transocean Board unanimously recommends that Transocean Shareholders vote FOR the Transocean Ordinary Share Capital Increase Resolution, FOR the Transocean Capital Band Resolution, FOR the NYSE 20% Share Issuance Proposal, FOR the Board Election Resolutions, FOR the Compensation Committee Election Resolutions, and FOR the Additional Transocean Resolution.
For a description of factors considered by the Transocean Board in reaching its decision to approve the Business Combination Agreement and the transactions contemplated thereby, including the Business Combination, and additional information on the recommendation of the Transocean Board, see the section entitled “Description of the Business Combination — Transocean’s Reasons for the Business Combination and Recommendation of the Transocean Board” beginning on page 96 of this Joint Proxy Statement.
The Business Combination Agreement
(see page 142, Appendix A)
The following is a summary of certain terms of the Business Combination Agreement and is qualified in its entirety by the full text of the Business Combination Agreement, a copy of which is attached to this Joint Proxy Statement as Appendix A and is available on EDGAR at www.sec.gov under Transocean’s and Valaris’ respective EDGAR profiles.
See the section entitled “The Business Combination Agreement” beginning on page 142 of this Joint Proxy Statement.
Effective Time of the Business Combination; Closing
Assuming timely satisfaction of necessary closing conditions set forth in the Business Combination Agreement, including the approval of the Business Combination Agreement, the Valaris Transaction Resolution and the Share Issuance Resolutions by the Valaris Shareholders and Transocean Shareholders, respectively, we anticipate that the Business Combination will be completed in the second half of 2026. However, we cannot assure completion of the Business Combination by any particular date, if at all.
See “The Business Combination Agreement — Effective Time of the Business Combination Agreement” beginning on page 142 of this Joint Proxy Statement.
Conditions to the Business Combination
Completion of the Business Combination depends on the satisfaction or waiver of certain conditions set out in the Business Combination Agreement, including among others, that:
•
shareholder approval of each of the Valaris Transaction Resolution and the Share Issuance Resolutions has been obtained;

•
no governmental authority in any jurisdiction that is the subject of a Key Regulatory Approval (as defined below) will have enacted, issued, promulgated, enforced or entered any law which is then in effect and has the effect of making the Business Combination illegal or otherwise preventing or prohibiting consummation of the Business Combination;

•
the Sanction Order has been granted on terms consistent with the Business Combination Agreement;

•
the Transocean Shares to be issued pursuant to the Business Combination Agreement must be registered with the Commercial Register;

•
the Transocean Shares have been approved for listing on the NYSE;

•
the approvals from certain antitrust authorities required to consummate the Business Combination (the “Key Regulatory Approvals”) have been obtained or any applicable waiting period will have been expired or terminated;

•
CFIUS Approval has been obtained;

•
Valaris and Transocean have fulfilled and complied with in all material respects all covenants required to be performed by them under the Business Combination Agreement;

•
subject to materiality qualifiers in certain cases, the representations and warranties in the Business Combination Agreement are accurate;

•
there has not been a Material Adverse Effect on Valaris or Transocean; and

•
Valaris and Transocean have received from the other party a certificate, dated as of the day immediately prior to the Sanction Hearing and signed by an executive officer of the other party, certifying that the conditions in the Business Combination Agreement have been satisfied.

See the section entitled “The Business Combination Agreement — Conditions to Closing of the Business Combination” beginning on page 160 of this Joint Proxy Statement.
Non-Solicitation Provisions
From the date of the Business Combination Agreement until the earlier of the Effective Time or the valid termination of the Business Combination Agreement in accordance with its terms, neither party is permitted to, including through any of their respective subsidiaries or representatives, among other things, directly or indirectly (i) solicit, assist, initiate or knowingly facilitate or knowingly encourage or take any action to solicit, assist, initiate or knowingly facilitate or knowingly encourage any Acquisition Proposal (as defined in the Business Combination Agreement), or engage in any communication regarding the making of any Acquisition Proposal; (ii) enter into, continue or otherwise engage or participate in any negotiations or any discussions regarding any Acquisition Proposal, or furnish or provide access to any information with respect to such party’s securities, business, properties, operations or conditions in connection with or in furtherance of an Acquisition Proposal, or otherwise cooperate in any way with, or assist or participate in, knowingly facilitate or knowingly encourage, any effort or attempt of any other person to do or seek to do any of the foregoing; or (iii) accept, approve, endorse or enter into any letter of intent, agreement in principle, memorandum of understanding, business combination agreement or other similar agreement providing for an Acquisition Proposal.
Notwithstanding the restrictions described above, under certain circumstances, Valaris and Transocean may, prior to the time that the Valaris Shareholders approve the Valaris Transaction Resolution (in the case of Valaris) or the Transocean Shareholders approve the Share Issuance Resolutions (in the case of Transocean), (a) enter into, or participate in, any discussions or negotiations with an arm’s length third-party who (without any solicitation, initiation or encouragement, directly or indirectly, after the date of the Business Combination Agreement, by such party or any of its representatives in breach in any material respect of the restrictions described above) seeks to initiate such discussions or negotiations and, (b) subject to execution of an acceptable confidentiality agreement, may furnish to such third-party information concerning such party and its business, affairs, properties and assets, in each case if and only to the extent that (i) the third-party has first made a written Acquisition Proposal, which did not result from a breach of the restrictions described above, and in respect of which the Valaris Board or the Transocean Board, as applicable, determines in good faith (after consultation with its outside legal counsel and financial advisors), constitutes, or could reasonably be expected to constitute or lead to, a Superior Proposal (as defined in the Business Combination Agreement); and (ii) the Receiving Party has been, and would be after entering into or participating in any such discussions or negotiations, in compliance with all of its obligations under the non-solicitation provisions of the Business Combination Agreement.
See “The Business Combination Agreement — Covenants — Covenants Regarding Non-Solicitation” beginning on page 155 of this Joint Proxy Statement.
Board Recommendation Changes
The Business Combination Agreement also provides that, Valaris and Transocean may, prior to the time that the Valaris Shareholders approve the Valaris Transaction Resolution (in the case of Valaris) or the

Transocean Shareholders approve the Share Issuance Resolutions (in the case of Transocean), make an Adverse Recommendation Change if such party has received an Acquisition Proposal (that did not arise in connection with a breach of that party’s non-solicitation obligations under the Business Combination Agreement), but only if prior to such action, the board of directors of such party will have determined in good faith (after consultation with its outside legal counsel and financial advisors) that (a) such Acquisition Proposal constitutes a Superior Proposal and (b) the failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable law.
See “The Business Combination Agreement — Covenants — Covenants Regarding Non-Solicitation” beginning on page 155 of this Joint Proxy Statement.
Termination of the Business Combination Agreement
The Business Combination Agreement contains certain termination rights for each of Valaris and Transocean, subject to certain limitations on termination set out in the Business Combination Agreement and in certain circumstances the payment of the Valaris Termination Fee or the Transocean Termination Fee, as applicable, including but not limited to the right of either party to terminate in the event that: (a) the Business Combination has not occurred on or before February 9, 2027, as may be extended in accordance with, and subject to, the terms of the Business Combination Agreement to May 9, 2027 and again to August 9, 2027; (b) a law comes into effect that makes the Business Combination illegal or otherwise prevents the parties from completing the Business Combination, (c) the approval of the Valaris Transaction Resolution by Valaris Shareholders is not obtained; (d) the approval of the Share Issuance Resolutions by Transocean Shareholders is not obtained; or (e) the Court dismisses the application for the Sanction Order. In addition, (i) Valaris may terminate the Business Combination Agreement in the event that, prior to the approval of the Share Issuance Resolutions by the Transocean Shareholders, the Transocean Board (or any committee thereof) makes an Adverse Recommendation Change and (ii) Transocean may terminate the Business Combination Agreement in the event that, prior to the approval of the Valaris Transaction Resolution by the Valaris Shareholders, the Valaris Board (or any committee thereof) makes an Adverse Recommendation Change.
See “The Business Combination Agreement — Termination” beginning on page 162 of this Joint Proxy Statement.
Termination Fees
Upon termination of the Business Combination Agreement under specified circumstances, including if (a) the Business Combination Agreement is terminated by Valaris for Transocean having made an Adverse Recommendation Change or (b) the Business Combination Agreement is terminated by either party for failure to obtain the approval of the Share Issuance Resolutions by Transocean Shareholders and prior to the earlier of such termination or the Transocean Extraordinary General Meeting, an Acquisition Proposal (as defined in the Business Combination Agreement) for Transocean has been publicly announced, proposed, disclosed, offered or made by any person (other than Valaris or its affiliates) and has not been withdrawn and, within nine (9) months following the date of such termination, Transocean enters into a binding definitive agreement in respect of any Acquisition Proposal or any Acquisition Proposal is consummated with Transocean at any time thereafter (whether or not within such nine (9) month period), in each case as and to the extent provided in, and subject to the terms and conditions of, the Business Combination Agreement, Transocean will be required to pay to Valaris a termination fee of $195 million.
Upon termination of the Business Combination Agreement under specified circumstances, including if (a) the Business Combination Agreement is terminated by Transocean for Valaris having made an Adverse Recommendation Change or (b) the Business Combination Agreement is terminated by either party for failure to obtain the approval of the Valaris Transaction Resolution by Valaris Shareholders and prior to the earlier of such termination or the Valaris Court Meeting, an Acquisition Proposal for Valaris has been publicly announced, proposed, disclosed, offered or made by any person (other than Transocean or its affiliates) and has not been withdrawn and, within nine (9) months following the date of such termination, Valaris enters a binding definitive agreement in respect of any Acquisition Proposal or any Acquisition Proposal is consummated with Valaris at any time thereafter (whether or not within such nine (9) month period), in each case as and to the extent provided in, and subject to the terms and conditions of, the Business Combination Agreement, Valaris will be required to pay to Transocean a termination fee of $173 million.

Where the Business Combination Agreement is terminated following the failure to obtain the requisite shareholder approval and the above referenced termination fee is otherwise payable by the party that failed to obtain such shareholder approval, then such party will also be required to pay the other party up to, in the case of a payment by Transocean, $65 million, and in the case of Valaris, $58 million, as reimbursement for the other party’s reasonable and documented out-of-pocket fees and expenses (including of financial advisors, outside legal counsel, accountants, experts, consultants and other representatives) in connection with the Business Combination Agreement.
See “The Business Combination Agreement — Termination — Termination Fees and Reimbursement Expenses” beginning on page 164 of this Joint Proxy Statement.
Opinions of Financial Advisors
(see page 100)
Opinion of Valaris’ Financial Advisor
Goldman Sachs delivered its opinion to the Valaris Board, that, as of the date of such opinion and based upon and subject to the assumptions made and limitations and qualifications included therein, the Exchange Ratio pursuant to the Business Combination Agreement was fair from a financial point of view to the holders (other than Transocean and its affiliates) of the outstanding Valaris Shares.
The full text of the written opinion of Goldman Sachs, dated February 9, 2026, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Appendix H to this Joint Proxy Statement. Goldman Sachs provided advisory services and its opinion for the information and assistance of the Valaris Board in connection with its consideration of the Business Combination. Goldman Sachs’ opinion is not a recommendation as to how any Valaris Shareholder should vote with respect to the Business Combination or any other matter. The engagement letter (as amended) between Valaris and Goldman Sachs provides for a transaction fee estimated, based on the information available as of the date of announcement, at approximately $46 million (of which approximately $6 million will be deemed paid through the application of a credit previously agreed between Goldman Sachs and Valaris from a prior engagement), $3 million of which became payable at announcement of the Business Combination, and the remainder of which is contingent upon consummation of the Business Combination.
See the section entitled “Description of the Business Combination — Opinion of Valaris’ Financial Advisor” beginning on page 100 of this Joint Proxy Statement and the full text of the written opinion of Goldman Sachs attached as Appendix H to this Joint Proxy Statement.
Opinion of Transocean’s Financial Advisor
The Transocean Board retained Evercore to act as its financial advisor in connection with the Business Combination. As part of this engagement, the Transocean Board requested that Evercore evaluate the fairness of the Exchange Ratio pursuant to the Business Combination Agreement and Scheme of Arrangement contemplated thereby, from a financial point of view, to Transocean. At a meeting of the Transocean Board held on February 8, 2026, Evercore rendered to the Transocean Board its oral opinion, subsequently confirmed by delivery of a written opinion dated February 8, 2026, that as of the date of such opinion and based upon and subject to the assumptions, limitations, qualifications and conditions described in Evercore’s written opinion, the Exchange Ratio pursuant to the Business Combination Agreement and Scheme of Arrangement contemplated thereby was fair, from a financial point of view, to Transocean.
The full text of the written opinion of Evercore, dated February 8, 2026, which sets forth, among other things, the procedures followed, assumptions made, matters considered and qualifications and limitations on the scope of review undertaken in rendering its opinion, is attached as Appendix G to this Joint Proxy Statement and is incorporated herein by reference into this Joint Proxy Statement in its entirety. You are urged to read Evercore’s opinion carefully and in its entirety. Evercore’s opinion was addressed to, and provided for the information and benefit of, the Transocean Board (solely in its capacity as such) in connection with its evaluation of the proposed Business Combination.

The opinion does not constitute a recommendation to the Transocean Board or to any other persons in respect of the Business Combination, including as to how any holder of Transocean Shares should vote or act in respect of the Business Combination. Evercore’s opinion does not address the relative merits of the Business Combination as compared to other business or financial strategies that might be available to Transocean, nor does it address the underlying business decision of Transocean to engage in the Business Combination.
See the section entitled “Description of the Business Combination  —  Opinion of Transocean’s Financial Advisor” beginning on page 111 of this Joint Proxy Statement and the full text of the written opinion of Evercore attached as Appendix G to this Joint Proxy Statement.
Interests of Valaris’ Directors and Management in the Business Combination
(see page 123)
In considering the respective recommendations of the Valaris Board with respect to the Business Combination, Valaris Shareholders should be aware that certain members of the Valaris Board and of Valaris’ executive officers have interests in connection with the transactions contemplated by the Business Combination Agreement that may be different from, or in addition to, the interests of Valaris Shareholders.
See “Description of the Business Combination — Interests of Valaris’ Directors and Management in the Business Combination” beginning on page 123 of this Joint Proxy Statement.
Court Approval
(see page 129, Appendix F)
On [•], 2026, the Court granted the Interim Order (also known as a convening order) granting leave to Valaris to convene the Valaris Court Meeting and confirming certain procedural and other matters. A copy of the Interim Order will be set forth in Appendix F to this Joint Proxy Statement when mailed to Valaris Shareholders. Following the Valaris Court Meeting and if the Valaris Transaction Resolution is approved by the Valaris Shareholders, Valaris will apply to the Court for a Sanction Order requesting the Court’s approval of the Scheme of Arrangement.
See “Description of the Business Combination — Court Approval” beginning on page 129 of this Joint Proxy Statement.
Regulatory Approvals
(see page 132)
HSR Act
Under the HSR Act, parties to transactions that meet certain thresholds must notify in advance the Antitrust Division of the DOJ and the FTC and observe a statutory waiting period before the Business Combination can close. The Business Combination is subject to these notifications and waiting period requirements under the HSR Act. On March 2, 2026, the parties submitted to the DOJ and FTC the notifications required under the HSR Act. Transocean withdrew its filing under the HSR Act on April 1, 2026, and subsequently refiled on April 3, 2026. On May 4, 2026, Valaris and Transocean each received a Request for Additional Information and Documentary Materials (the “Second Request”) from the DOJ in connection with the DOJ’s review of the transactions contemplated by the Business Combination Agreement. The requests extend the HSR Act waiting period until thirty (30) days after Valaris and Transocean have each substantially complied with the Second Request, unless the waiting period is extended voluntarily by the parties or terminated earlier by the DOJ. The parties continue working cooperatively with the DOJ as it reviews the proposed transaction.
See “Description of the Business Combination — Regulatory Approvals — HSR Act Approval” beginning on page 132 of this Joint Proxy Statement.
Foreign Antitrust Law Approvals
The Business Combination cannot be completed until the parties have been granted approval pursuant to the competition and antitrust laws of certain specified jurisdictions. Valaris and Transocean, in consultation and cooperation with each other, are working with the respective authorities in these jurisdictions.

See “Description of the Business Combination — Regulatory Approvals — Foreign Antitrust Law Approvals” beginning on page 132 of this Joint Proxy Statement.
CFIUS Approval
On March 11, 2026, Valaris and Transocean filed a draft joint voluntary notice to the interagency Committee on Foreign Investment in the United States (which is referred to as “CFIUS”). After receiving feedback from CFIUS regarding the draft notice, the parties filed with CFIUS a formal joint voluntary notice on April 20, 2026. On May 14, 2026, CFIUS acknowledged receipt of the filed notice and commenced its review. The Business Combination cannot be completed until the parties have received from CFIUS: (a) a written notice to the effect that the transactions contemplated by the Business Combination Agreement do not constitute a “covered transaction” pursuant to Section 721 of the Defense Production Act of 1950, as amended, and all rules and regulations thereunder (the “DPA”); (b) a written notice to the effect that review or investigation of the transactions contemplated by the Business Combination Agreement has been concluded and that a determination has been made that there are no unresolved national security concerns and all action under the DPA has been concluded; or (c) CFIUS has sent a report to the President of the United States (the “President”) requesting the President’s decision and either (i) the President has announced a decision not to take any action to suspend or prohibit transactions contemplated by the Business Combination Agreement or (ii) the President has not taken any action after 15 days from the earlier of the date the President received such report from CFIUS or the end of the investigation period (together referred to as “CFIUS Approval”).
See “Description of the Business Combination — Regulatory Approvals — CFIUS Approval” beginning on page 133 of this Joint Proxy Statement.
Issue and Resale of Transocean Shares Received in the Business Combination
(see page 133)
The Transocean Shares to be issued pursuant to the Business Combination have not been and will not be registered under the Securities Act and will be issued in reliance on the exemption afforded by section 3(a)(10) of the Securities Act and corresponding exemptions from the registration or qualification requirements of state securities laws. Section 3(a)(10) of the Securities Act exempts from registration the offer and sale of a security which is issued in specified exchange transactions where, among other things, the fairness of the terms and conditions of such exchange are approved after a hearing on the fairness of such terms and conditions, at which all persons to whom it is proposed to issue securities in such exchange have the right to appear, by a court or governmental authority expressly authorized by law to grant such approval and to hold such a hearing. Accordingly, the Sanction Order, if granted by the Court, constitutes a basis for the exemption from the registration requirements of the Securities Act with respect to the Transocean Shares issued in connection with the Business Combination. See “Description of the Business Combination — U.S. Securities Law Matters — Exemption Relied Upon from the Registration Requirements of the U.S. Securities Act” beginning on page 133 of this Joint Proxy Statement.
The Transocean Shares to be issued under the Business Combination will not be subject to resale restrictions under the Securities Act, except that the Securities Act imposes restrictions on the resale of Transocean Shares received pursuant to the Business Combination by persons who are at the time of a resale, or who were within three months before the resale, “affiliates” of Transocean. An “affiliate” of an issuer is a person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the issuer. Typically, persons who are executive officers, directors or 10% or greater shareholders of an issuer may be considered to be its “affiliates.” See “Description of the Business Combination — U.S. Securities Law Matters — Resale of Transocean Shares Within the United States” beginning on page 133 of this Joint Proxy Statement.
Pro Forma Economic Ownership of the Combined Company
(see page 134)
Upon completion of the Business Combination, it is estimated that the Exchange Ratio will result in Transocean Shareholders and Valaris Shareholders owning approximately 53% and 47%, respectively, of the outstanding economic interest in the Combined Company on a fully diluted basis. See “Description of the Business Combination — Pro Forma Economic Ownership of the Combined Company” beginning on page 134 of this Joint Proxy Statement.
Stock Exchange Listing and Reporting Issuer Status
(see page 134)
The Transocean Shares currently trade on the NYSE under the symbol “RIG.” Transocean will apply to list the Transocean Shares issuable under the Business Combination on the NYSE and it is a condition of closing that Transocean will have obtained approval for this listing (subject to official notice of issuance).
If the Business Combination is completed, Transocean will have the Valaris Shares delisted from the NYSE. Consequently, following the closing, Valaris Shareholders and Transocean Shareholders will be able to trade their Transocean Shares on the NYSE in U.S. Dollars.
See “Description of the Business Combination — Stock Exchange Listing” beginning on page 134 of this Joint Proxy Statement.
Treatment of Outstanding Valaris Securities
(see page 125)
Each Valaris RSU outstanding as of immediately prior to the date of the Business Combination Agreement will, to the extent outstanding immediately prior to the Effective Time, (i) vest at the Effective Time, (ii) be converted automatically into the right to receive a number of Transocean Shares equal to the product of (x) the number of Valaris Shares subject to such Valaris RSU, multiplied by (y) the Exchange Ratio, reduced by the number of Transocean Shares to satisfy any tax withholding obligations associated with the settlement of such Valaris RSU, and rounded to the nearest whole number, and (iii) except with respect to the rights of each holder set forth in clause (ii) above, automatically be canceled and retired and cease to exist. Notwithstanding the foregoing, any holder of Valaris RSUs that has made a valid election to settle any Valaris RSUs in cash will be entitled to receive a cash payment from Valaris for such Valaris RSUs in accordance with the applicable terms prior to the Effective Time.
Subject to limited exceptions, each Valaris PSU outstanding as of immediately prior to the date of the Business Combination Agreement will, to the extent outstanding immediately prior to the Effective Time, (i) vest at the Effective Time, with the number of Valaris Shares earned under such Valaris PSU based on the actual achievement of the applicable performance goals as of the Effective Time, as determined by the Valaris Board in accordance with the applicable terms, (ii) be converted automatically into the right to receive a number of Transocean Shares equal to the product of (x) the number of Valaris Shares earned pursuant to clause (i) above multiplied by (y) the Exchange Ratio, reduced by the number of Transocean Shares to satisfy any tax withholding obligations associated with the settlement of such Valaris PSU, and rounded to the nearest whole number, and (iii) except with respect to the rights of each holder set forth in clause (ii) above, automatically be canceled and retired and cease to exist.
Each Valaris RSU and Valaris PSU, in each case, granted after the date of the Business Combination Agreement and outstanding immediately prior to the Effective Time (each a “Valaris New Award”), will generally be assumed by Transocean and be converted into Transocean equity awards. Each such Transocean equity award as so assumed and converted will continue to have and be subject to the same terms and conditions as applied to the Valaris New Award immediately prior to the Effective Time, except that with respect to a Valaris New Award that is a Valaris PSU, as of the Effective Time, each such Transocean equity award as so assumed and converted will be subject only to the time-based vesting conditions as applied to such Valaris PSU immediately prior to the Effective Time, relating to a number of Transocean Shares equal to the product of (i) the number of Valaris Shares subject to such Valaris PSU, determined based upon the target number of Valaris Shares subject to such Valaris PSU and (ii) the Exchange Ratio, rounded to the nearest whole number of Transocean Shares.
See “Description of the Business Combination — Interests of Valaris’ Directors and Management in the Business Combination — Treatment of Outstanding Valaris Equity Awards” beginning on page 125 of this Joint Proxy Statement.

Certain Effects of the Business Combination
(see page 98)
If the Valaris Transaction Resolution is passed, the Share Issuance Resolutions are approved and all other conditions to closing of the Business Combination are satisfied or waived and the Business Combination is completed, among other things, Transocean will acquire all of the issued and outstanding Valaris Shares as of the Effective Time and Valaris will become a wholly-owned subsidiary of Transocean.
Pursuant to the Business Combination, each Valaris Shareholder will receive, for each Valaris Share held immediately prior to the Effective Time, 15.235 Transocean Shares.
Board of Directors of the Combined Company
(see page 167)
The Business Combination Agreement provides that, upon completion of the Business Combination, the Transocean Board will be reconstituted to include two individuals currently serving on the Valaris Board who have been identified by Valaris and are reasonably acceptable to Transocean. In connection with the Business Combination, two current members of the Transocean Board, Vincent J. Intrieri and Samuel J. Merksamer, are expected to resign effective as of the Effective Time, and Transocean Shareholders are being asked to elect the two Valaris-designated nominees, Dick Fagerstal and Kristian Johansen, to the Transocean Board (the “Valaris Nominees”), with such election to become effective upon, and subject to the occurrence of, the Effective Time. Each such nominee, if elected, will serve for a term expiring at the completion of Transocean’s next annual general meeting.
For additional information regarding the expected composition of the board of directors of the Combined Company following the completion of the Business Combination, see the section entitled “Governance and Management of the Combined Company — Board of Directors of the Combined Company” beginning on page 167 of this Joint Proxy Statement.
Valaris Court Meeting
(see page 51)
The Valaris Court Meeting will be held on [•], 2026 at [•] (Bermuda time) at [•]. At the Valaris Court Meeting you will be asked to consider and vote on (1) the Valaris Transaction Resolution, (2) the Valaris Advisory Compensation Proposal, and (3) the Valaris Adjournment Proposal.
Record Dates
Valaris is sending the Notice of Valaris Court Meeting, this Joint Proxy Statement and the appendices hereto to all Valaris Shareholders of record as of the close of business on [•], 2026 (the “Valaris Notice Record Date”).
Only Valaris Shareholders of record whose names have been entered into the register of Valaris Shareholders maintained by the Valaris Transfer Agent, as of the close of business on the Valaris Voting Record Date are entitled to attend and vote at the Valaris Court Meeting. If you are a beneficial owner of Valaris Shares but not a Valaris Shareholder of record (i.e., the legal, registered holder) and wish to attend the Valaris Court Meeting and vote your Valaris Shares directly in your own name, you must become a registered holder by the Valaris Voting Record Date. Beneficial owners of Valaris Shares (those who hold Valaris Shares in “street name”) as of the Valaris Voting Record Date should follow the instructions on their enclosed voting instruction form(s) or contact their broker, bank or other nominee for further instructions on how they can instruct such intermediary to vote on their behalf at the Valaris Court Meeting and the date by which they must provide instructions to such intermediary.
On or about [•], 2026, Valaris anticipates sending a copy of the Notice of Valaris Court Meeting, this Joint Proxy Statement and the appendices hereto to all Valaris Shareholders of record as of the Valaris Voting Record Date who were not Valaris Shareholders of record as of the Valaris Notice Record Date.
If you are a Valaris Shareholder as of the date of the Valaris Notice Record Date but cease to be a Valaris Shareholder as of close of business on the Valaris Voting Record Date and you previously submitted a proxy, such proxy will not be counted.

Quorum
There is no quorum requirement for the Valaris Court Meeting.
Under the Valaris bye-laws, a quorum for a general meeting of Valaris shareholders would ordinarily require the presence, in person or by proxy, of one or more holders of at least 50% of the issued and outstanding Valaris shares entitled to vote at such meeting. However, pursuant to the Interim Order of the Court, this quorum requirement will not apply to the Valaris Court Meeting.
Accordingly, the Valaris Court Meeting may proceed regardless of the number of Valaris Shares represented.
See “General Information about the Valaris Court Meeting and Voting” beginning on page 51 of this Joint Proxy Statement.
Transocean Extraordinary General Meeting
(see page 60)
The Transocean Extraordinary General Meeting will be held on [•], 2026 at [•] (Swiss time) at [•]. At the Transocean Extraordinary General Meeting, you will be asked to consider and vote on (1) the Transocean Ordinary Share Capital Increase Resolution, (2) the Transocean Capital Band Resolution, (3) the NYSE 20% Share Issuance Proposal, (4) the Board Election Resolutions, (5) the Compensation Committee Election Resolutions, and (6) the Additional Transocean Resolution.
Transocean Record Date
A copy of the Notice of Transocean Extraordinary General Meeting is being sent to each Transocean Shareholder registered in Transocean’s share register as of the close of business on [•], 2026 (the “Initial Transocean Record Date”). Any additional Transocean Shareholders who are registered in Transocean’s share register as of the close of business on [•], 2026 (the “Second Transocean Record Date”) will receive a copy of this Joint Proxy Statement, including a proxy card. Transocean Shareholders not registered in Transocean’s share register as of the Second Transocean Record Date will not be entitled to vote or grant proxies to vote at the Transocean Extraordinary General Meeting. While no Transocean Shareholder will be entered in Transocean’s share register as a shareholder with voting rights between the close of business on the Second Transocean Record Date and the opening of business on the day following the Transocean Extraordinary General Meeting, share blocking and re-registration are not requirements for any Transocean Shares to be voted at the Transocean Extraordinary General Meeting, and all Transocean Shares may be traded after the close of business on the Second Transocean Record Date. Computershare Inc., which maintains Transocean’s share register, will continue to register transfers of Transocean Shares in the share register in its capacity as transfer agent during this period.
Quorum
Each of the Share Issuance Resolutions, the NYSE 20% Share Issuance Proposal and the Election Resolutions require that at least a majority of all the Transocean Shares entitled to vote must be present or represented at the time when the Transocean Extraordinary General Meeting proceeds to business. The Additional Transocean Resolution requires that Transocean Shareholders holding at least two-thirds of the share capital recorded in the Commercial Register, be present or represented at the time when the Transocean Extraordinary General Meeting proceeds to business.

Valaris Shareholder Approval
(see page 57)
The voting requirement to approve each of the Valaris Meeting Proposals is set forth below.
Agenda Item	Resolution	Votes Necessary
1	Valaris Transaction Resolution
The affirmative vote of a majority in number of Valaris Shareholders present and voting either in person or by proxy at the Valaris Court Meeting representing at least 75% in value of the Valaris Shares present and voting either in person or by proxy at the Valaris Court Meeting.
Abstentions, blank or invalid ballots and broker non-votes will not have any effect on the outcome of the vote on the Valaris Transaction Resolution.

2	Valaris Advisory Compensation Proposal
The affirmative vote of a majority of the votes cast by Valaris Shareholders present and voting either in person or by proxy at the Valaris Court Meeting.
Abstentions, blank or invalid ballots and broker non-votes will not have any effect on the outcome of the vote on the Valaris Advisory Compensation Proposal.

3	Valaris Adjournment Proposal
The affirmative vote of a majority of the votes cast by Valaris Shareholders present and voting either in person or by proxy at the Valaris Court Meeting.
Abstentions, blank or invalid ballots and broker non-votes will not have any effect on the outcome of the vote on the Valaris Adjournment Proposal.

No Valaris Shareholder Dissent Rights
(see page 141)
In the event that the Scheme of Arrangement becomes effective in accordance with the Business Combination Agreement, Valaris Shareholders are not entitled to dissenters’ rights in connection with the Business Combination. Valaris Shareholders who wish to do so, may (i) vote against any of the Valaris Meeting Proposals and/or (ii) appear in person or be represented at the Sanction Hearing and present evidence or arguments in support of or opposition to the Scheme of Arrangement.
See “Description of the Business Combination — No Valaris Dissenting Shareholders’ Rights” beginning on page 141 of this Joint Proxy Statement.

Transocean Shareholder Approval
The voting requirement to approve each of the Transocean Resolutions is set forth below, and assumes the presence of a quorum at the Transocean Extraordinary General Meeting at the time the meeting proceeds to business.
Agenda Item	Resolution	Votes Necessary
1	Transocean Ordinary Share Capital Increase Resolution
The affirmative vote of two-thirds of the votes and the absolute majority of the par value of the Transocean Shares, each as represented at the Transocean Extraordinary General Meeting.
Abstentions, blank or invalid ballots will have the effect of a vote AGAINST the Transocean Ordinary Share Capital Increase Resolution. Broker non-votes will not have any effect on the outcome of the vote on the Transocean Ordinary Share Capital Increase Resolution.

2	Transocean Capital Band Resolution
The affirmative vote of two-thirds of the votes and the absolute majority of the par value of the Transocean Shares, each as represented at the Transocean Extraordinary General Meeting.
An abstention, blank or invalid ballot will have the effect of a vote AGAINST the Transocean Capital Band Resolution. Broker non-votes will not have any effect on the outcome of the vote on the Transocean Capital Band Resolution.

3	NYSE 20% Share Issuance Proposal
The affirmative vote of a relative majority (which is the affirmative vote of a simple majority) of the votes cast in person or by proxy at the Transocean Extraordinary General Meeting.
Abstentions, blank or invalid ballots and broker non-votes will not have any effect on the outcome of the vote on the NYSE 20% Share Issuance Proposal.

4	Board Election Resolutions
The affirmative vote of a plurality of the votes cast in person or by proxy at the Transocean Extraordinary General Meeting.
The plurality requirement means that the nominee who receives the largest number of votes for a position as a director is elected to that position. Only votes FOR are counted in determining whether a plurality has been cast in favor of a nominee.
As further described in “Description of the Combined Company Securities — Voting — Election of Directors” beginning on page 190 of this Joint Proxy Statement, Transocean’s Corporate Governance Guidelines set forth the procedures if a nominee for director is elected but does not receive more votes cast FOR than AGAINST the nominee’s election.

Agenda Item	Resolution	Votes Necessary
Abstentions, blank or invalid ballots and broker non-votes will not have any effect on the outcome on the election of nominees.
5	Compensation Committee Election Resolutions
The affirmative vote of a plurality of the votes cast in person or by proxy at the Transocean Extraordinary General Meeting.
The plurality requirement means that the nominee who receives the largest number of votes for a position as a director is elected to that position. Only votes FOR are counted in determining whether a plurality has been cast in favor of a nominee.
As further described in “Description of the Combined Company Securities — Voting — Election of Directors” beginning on page 190 of this Joint Proxy Statement, Transocean’s Corporate Governance Guidelines set forth the procedures if a nominee for director is elected but does not receive more votes cast FOR than AGAINST the nominee’s election.
Abstentions, blank or invalid ballots and broker non-votes will not have any effect on the outcome on the election of nominees.

6	Additional Transocean Resolution
The affirmative vote of two-thirds of the votes entitled to vote at the Transocean Extraordinary General Meeting.
Abstentions, blank or invalid ballots and broker non-votes will not have any effect on the outcome of the vote on the Additional Transocean Resolution.

Accounting Treatment
(see page 134)
The Combined Company will account for the Business Combination pursuant to the Business Combination Agreement as an acquisition using the acquisition method of accounting in accordance with U.S. GAAP. For accounting purposes, Transocean will be treated as the acquiring entity.
In identifying Transocean as the acquiring entity, Transocean evaluated the accounting guidance set forth in Accounting Standards Codification 805, Business Combinations, including, among other factors, the form of consideration, the structure of the Business Combination and the other transactions contemplated by the Business Combination Agreement, the relative ownership interests of Transocean and Valaris following the completion of the Business Combination, the composition of the board of directors and senior management of the Combined Company (including the designation of the Chief Executive Officer), the relative voting rights of the equity holders, and the relative size of Transocean and Valaris as measured by assets, revenues, earnings and other metrics commonly used by investors to evaluate financial performance.
For more information, see the section entitled “Description of the Business Combination — Accounting Treatment” beginning on page 134 of this Joint Proxy Statement.

Certain U.S. Federal Income Tax Considerations of the Business Combination
(see page 172)
Transocean and Valaris intend that the Business Combination qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code. Provided that the Business Combination so qualifies, U.S. Holders (as defined in “Certain U.S. Federal Income Tax Considerations of the Business Combination” beginning on page 172 of this Joint Proxy Statement) of Valaris Shares will not recognize any gain or loss for U.S. federal income tax purposes on the exchange of such U.S. Holder’s Valaris Shares for Transocean Shares in the Business Combination, except with respect to any cash received in lieu of fractional Transocean Shares. For further information, please refer to the section entitled “Certain U.S. Federal Income Tax Considerations of the Business Combination” beginning on page 39 of this Joint Proxy Statement.
The U.S. federal income tax considerations described above may not apply to all Valaris Shareholders. Your tax consequences will depend on your individual situation. Accordingly, we strongly urge you to consult your tax advisor for a full understanding of the particular tax consequences of the Business Combination to you.
Certain Swiss Tax Considerations of the Business Combination
(see page 176)
•
Swiss resident individuals (private assets):   Swiss resident individuals who hold their Valaris Shares as private assets should generally not be subject to any Swiss federal, cantonal or communal income tax as a result of the Business Combination.

•
Swiss Domestic Commercial Shareholders:   Swiss resident shareholders or shareholders holding Valaris Shares as part of a trade or business carried on in Switzerland should generally not be subject to Swiss federal, cantonal or communal income tax on the exchange of Valaris Shares for Transocean Shares, provided that the Transocean Shares carry over the (tax) book value of the Valaris Shares and the Business Combination qualifies as a tax-neutral quasi-merger (Quasifusion) for Swiss tax purposes. Any gain or loss attributable to cash received in lieu of fractional Transocean Shares generally will be taxable.

•
Non-Swiss Shareholders:   Valaris Shareholders who are not resident in Switzerland and do not hold their Valaris Shares through a Swiss trade or business should generally not be subject to any Swiss federal, cantonal or communal income tax as a result of the Business Combination.

Swiss tax consequences may vary depending on a shareholder’s individual circumstances. Shareholders are urged to consult their own tax advisors regarding the Swiss tax consequences of the Business Combination. For a more detailed discussion of Swiss tax considerations, see the section entitled “Certain Swiss Tax Considerations of the Business Combination” beginning on page 176 of this Joint Proxy Statement.
Certain Bermuda Tax Considerations of the Business Combination
(see page 179)
The Business Combination and the Scheme of Arrangement are not expected to result in any Bermuda income or profits tax, withholding tax, capital gains tax, capital transfer tax, estate duty or inheritance tax consequences for Valaris Shareholders in respect of the Valaris Shares who are not ordinarily resident in Bermuda. Valaris is not required under Bermuda law to withhold or deduct any tax from payments made in connection with the Business Combination or the Scheme of Arrangement.
For a more detailed discussion of Bermuda tax considerations, see the section entitled “Certain Bermuda Tax Considerations of the Business Combination” beginning on page 179 of this Joint Proxy Statement.
Support Agreements
(see page 55 and 65)
Valaris Shareholder Support Agreements
On February 9, 2026, in connection with the execution of the Business Combination Agreement, certain Valaris Shareholders holding in the aggregate approximately 18% of Valaris Shares issued and outstanding

(collectively, the “Valaris Supporting Shareholders”), entered into Support Agreements with Transocean (the “Valaris Shareholder Support Agreements”). The Valaris Shareholder Support Agreements provide, on the terms and subject to the conditions thereof, that each Valaris Supporting Shareholder will vote the shares owned by such Valaris Supporting Shareholder at the time of the Valaris Court Meeting in favor of the transactions contemplated by the Business Combination Agreement. The Valaris Shareholder Support Agreements terminate upon the occurrence of certain events, including the termination of the Business Combination Agreement in accordance with its terms.
See “General Information about the Valaris Court Meeting and Voting — Valaris Shareholder Support Agreements” beginning on page 55 of this Joint Proxy Statement.
Transocean Shareholder Support Agreement
On February 9, 2026, in connection with the execution of the Business Combination Agreement, certain Transocean Shareholders holding in the aggregate approximately 9% of Transocean Shares outstanding (collectively, the “Transocean Supporting Shareholders”), entered into a Support Agreement with Valaris (the “Transocean Shareholder Support Agreement”). The Transocean Shareholder Support Agreement provides, on the terms and subject to the conditions thereof, that each Transocean Supporting Shareholder will vote the shares owned by such Transocean Supporting Shareholder at the time of the Transocean Extraordinary General Meeting in favor of the transactions contemplated by the Business Combination Agreement. The Transocean Shareholder Support Agreement terminates upon the occurrence of certain events, including the termination of the Business Combination Agreement in accordance with its terms.
See “General Information about the Transocean Extraordinary General Meeting and Voting — Transocean Shareholder Support Agreement” beginning on page 65 of this Joint Proxy Statement.
No Fractional Shares
(see page 130)
In no event will any Valaris Shareholder be entitled to a fractional Transocean Share. Where the aggregate number of Transocean Shares to be issued to a Valaris Shareholder as consideration under the Business Combination would result in a fraction of a Transocean Share being issuable, such Valaris Shareholder will receive an amount of cash equal to and in lieu of such fractional Transocean Share.
See “Description of the Business Combination — Exchange Procedure” beginning on page 130 of this Joint Proxy Statement.
Risk Factors
(see page 42)
In evaluating the Business Combination Agreement, the Transocean Resolutions and the Valaris Meeting Proposals, you should carefully read this Joint Proxy Statement and give special consideration to the factors set forth in this Joint Proxy Statement.
See “Risk Factors — Risks Related to the Business Combination” beginning on page 42, “Information About Transocean — Risks and Uncertainties” beginning on page 181, and “Risk Factors — Risks Related to the Combined Company” beginning on page 46 of this Joint Proxy Statement.
Summary Unaudited Pro Forma Combined Financial Information
(see page 196)
The following unaudited pro forma condensed combined financial information gives effect to the Business Combination as if it had been completed on January 1, 2025 for purposes of the unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2026 and the year ended December 31, 2025 (the “summary unaudited pro forma statements of operations”) and as if it had been completed on March 31, 2026 for purposes of the unaudited pro forma condensed combined balance sheet (the “summary unaudited pro forma balance sheet”). The unaudited pro forma financial information has been prepared in accordance with Article 11 of Regulation S-X.

The transaction accounting adjustments consist of those necessary to account for the Business Combination as an acquisition using the acquisition method of accounting in accordance with U.S. GAAP.
See the unaudited pro forma condensed combined financial statements and the notes thereto of Transocean giving effect to the Business Combination, which are set forth in Appendix J to this Joint Proxy Statement.
(in millions, except per share data)	Unaudited pro forma combined information
Summary Unaudited Pro Forma Balance Sheet Information as of March 31, 2026
Cash and cash equivalents	$908
Total current assets	$3,239
Debt due within one year	$329
Long-term debt	$6,092
Controlling interest shareholders’ equity	$15,346
Summary Unaudited Pro Forma Statement of Operations Information for the three months ended March 31, 2026
Contract drilling revenues	$1,546
Operating income	$243
Net income	$5
Net income attributable to controlling interest	$7
Earnings per share, basic and diluted	$—
Summary Unaudited Pro Forma Statement of Operations Information for the year ended December 31, 2025
Contract drilling revenues	$6,334
Operating loss	$(2,079)
Net loss	$(3,358)
Net loss attributable to controlling interest	$(3,354)
Loss per share, basic and diluted	$(1.65)

RISK FACTORS
The following risk factors should be considered by Transocean Shareholders and Valaris Shareholders in evaluating whether to approve the Transocean Resolutions and the Valaris Meeting Proposals, respectively. These risk factors should be considered in conjunction with the other information contained in or incorporated by reference into this Joint Proxy Statement. These risk factors relate to the Business Combination. For information on risks and uncertainties relating to the business of Transocean, see “Additional Information Concerning Transocean and Documents Incorporated by Reference by Transocean” beginning on page 210 of this Joint Proxy Statement and for information on risks and uncertainties relating to the business of Valaris, see “Additional Information Concerning Valaris and Documents Incorporated by Reference by Valaris” beginning on page 208 of this Joint Proxy Statement.
Risks Related to the Business Combination
Transocean Shares received by Valaris Shareholders as a result of the Business Combination will have different rights from the Valaris Shares.
Following completion of the Business Combination, Valaris Shareholders will no longer be shareholders of Valaris, a Bermuda exempted company, and will instead become shareholders of Transocean, a Swiss corporation. There will be important differences between the current rights of Valaris Shareholders under Bermuda law and the organizational documents of Valaris and the rights to which such shareholders will be entitled as shareholders of Transocean under Swiss law, the Transocean Articles and the organizational regulations of Transocean (the “Transocean Organizational Regulations,” and together with the Transocean Articles, the “Transocean Constitutional Documents”). These differences include, among others, shareholder voting rights, shareholder rights of preemption, procedures related to shareholder meetings, rights to dividends and distributions, share repurchases, and shareholder actions. These differences could be material to Valaris Shareholders. See “Comparison of Shareholder Rights” beginning on page 202 of this Joint Proxy Statement, for a more detailed discussion of the differences between the rights of Valaris Shareholders and Transocean Shareholders.
The completion of the Business Combination is subject to a number of conditions precedent and may not occur for a variety of reasons.
The completion of the Business Combination is subject to a number of conditions precedent, some of which are outside Valaris’ and Transocean’s control, including, but not limited to: (i) approval of the Valaris Transaction Resolution by the Valaris Shareholders and approval of the Share Issuance Resolutions by the Transocean Shareholders and the registration of the Transocean Shares to be issued pursuant to the Business Combination Agreement with the Commercial Register, (ii) granting of the Sanction Order by the Court on terms consistent with the Business Combination Agreement, (iii) the Transocean Shares issued pursuant to the Business Combination Agreement having been approved for listing on the NYSE, (iv) certain regulatory approvals having been obtained or any applicable waiting period having expired or been terminated, (v) no governmental authority within applicable jurisdictions having enacted or issued any law or order preventing or prohibiting the consummation of the Business Combination and (vi) the absence of a Transocean Material Adverse Effect or a Valaris Material Adverse Effect, each as defined in the Business Combination Agreement. See “Description of the Business Combination — Court Approval” beginning on page 129, “Description of the Business Combination — Stock Exchange Listing” beginning on page 134, and “Description of the Business Combination — Regulatory Approvals — HSR Act Approval” beginning on page 132, and “The Business Combination Agreement — Conditions to Closing of the Business Combination” beginning on page 160 of this Joint Proxy Statement. Therefore, there can be no certainty, nor can Valaris or Transocean provide any assurance, that all conditions precedent to the Business Combination will be satisfied or waived, or, if satisfied or waived, when they will be satisfied or waived and, accordingly, the Business Combination may not be completed. If the Business Combination is not completed, the market price of Valaris Shares and Transocean Shares may be adversely affected in a number of ways, including to the extent that the current market prices of Valaris Shares and Transocean Shares reflect an assumption that the Business Combination will be consummated.

Required regulatory approvals for the Business Combination may not be obtained or, if obtained, may not be obtained on terms favorable to the Combined Company.
To complete the Business Combination, each of Valaris and Transocean must make certain filings with and obtain certain consents and approvals from various governmental and regulatory authorities.
The Business Combination is subject to review under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the “HSR Act”), and may be subject to review under the antitrust or competition laws of other jurisdictions in which Transocean and Valaris operate. Both Transocean and Valaris are international offshore contract drilling companies with operations across multiple jurisdictions, and the applicable antitrust authorities may scrutinize the competitive effects of the combination of their respective drilling fleets. The regulatory approval processes may take a lengthy period of time to complete, which could delay completion of the Business Combination. If obtained, the Key Regulatory Approvals may be conditioned, with the conditions imposed by the applicable governmental authority going beyond the terms of the Business Combination Agreement or otherwise not being acceptable to either Valaris or Transocean, or, if acceptable, not being on terms that are favorable to the Combined Company. There can be no assurance as to the outcome of the regulatory approval processes, including the undertakings and conditions that may be required for approval or whether the Key Regulatory Approvals will be obtained. If not obtained, or if obtained on terms that are not satisfactory to either Valaris or Transocean, the Business Combination may not be completed.
The Business Combination cannot be completed until the parties have received CFIUS Approval. CFIUS has the authority to modify, delay or prevent the Business Combination. CFIUS may also require the parties to accept mitigation measures as a prerequisite to approval. Such measures may materially alter the terms of the Business Combination and/or the future operations of the Combined Company. CFIUS may also recommend that the President prohibit the Business Combination. Failure to obtain CFIUS Approval or the imposition of burdensome mitigation measures could delay, prevent or materially alter the terms of the Business Combination, which may not be completed.
The Business Combination may be terminated in certain circumstances, and termination-related fees may discourage third parties from making competing acquisition proposals.
Pursuant to the terms of the Business Combination Agreement, each of Valaris and Transocean has the right, in certain circumstances, in addition to termination rights relating to the failure to satisfy the conditions of closing, to terminate the Business Combination. If the Business Combination is not completed by twelve months from the date of the Business Combination Agreement (subject to the right of either party to extend such date by up to an additional three months if required regulatory approvals have not been obtained by such date), either Valaris or Transocean may choose to terminate the Business Combination Agreement. Accordingly, there can be no certainty, nor can Valaris or Transocean provide any assurance, that the Business Combination will not be terminated by either of Valaris or Transocean prior to the completion of the Business Combination.
In connection with any such termination, depending on the circumstances, (i) Valaris may be required to pay Transocean a termination fee of $173,000,000, (ii) Transocean may be required to pay Valaris a termination fee of $195,000,000, (iii) if the Business Combination Agreement is terminated due to failure of the Valaris Shareholders to approve the Valaris Transaction Resolution, Valaris may be required to reimburse up to $58,000,000 of Transocean’s transaction expenses, and (iv) if the Business Combination Agreement is terminated due to failure of the Transocean Shareholders to approve the Share Issuance Resolutions, Transocean may be required to reimburse up to $65,000,000 of Valaris’ transaction expenses. These termination-related fees and expense reimbursement obligations may discourage third parties from making competing acquisition proposals with respect to Valaris or Transocean, even if such proposals would otherwise offer greater value to Valaris Shareholders or Transocean Shareholders than the Business Combination. Any termination of the Business Combination Agreement would also result in the failure to realize the anticipated benefits of the Business Combination. See “The Business Combination Agreement — Termination” beginning on page 162, “The Business Combination Agreement — Termination — Termination Fees and Reimbursement Expenses” beginning on page 164 and “The Business Combination Agreement — Termination — Recovery Costs” beginning on page 165 of this Joint Proxy Statement.

The pendency of the Business Combination may disrupt relationships with customers, suppliers and employees, divert management attention and result in litigation, any of which could adversely affect the businesses of Valaris and Transocean.
Each of Valaris and Transocean has expended, and continues to expend, significant management time and resources in connection with the Business Combination, which may have a negative impact on their respective ongoing businesses and operations. Uncertainty regarding the outcome of the Business Combination may disrupt existing and prospective relationships with customers, suppliers and other business partners, who may attempt to negotiate changes to existing arrangements, consider entering into business relationships with other parties or terminate or amend existing contracts. Such uncertainty may also adversely affect the ability of each of Valaris and Transocean to recruit and retain key personnel and other employees during the pendency of the Business Combination. The pendency of the Business Combination may also result in negative publicity or an adverse impression of either company in the financial markets, and may give rise to litigation against either company or their respective directors and officers, which could be distracting to management, require the incurrence of significant costs and potentially result in the Business Combination being delayed or enjoined. Each of Valaris and Transocean will also incur significant transaction expenses in connection with the Business Combination regardless of whether it is completed. The occurrence of any of these events, individually or in combination, could have a material adverse effect on the business, financial condition and results of operations of each of Valaris and Transocean.
The Business Combination Agreement restricts each of Valaris and Transocean from soliciting alternative transactions and from taking certain actions outside the ordinary course of business prior to closing.
The Business Combination Agreement contains customary non-solicitation provisions that restrict each of Valaris and Transocean from soliciting, encouraging or facilitating any alternative acquisition proposal from a third-party, providing non-public information to third parties in connection with any such proposal or engaging in discussions regarding alternative acquisition proposals, subject to customary exceptions. Each party is required to convene a meeting of its shareholders to obtain the required shareholder approvals and, subject to certain exceptions, to recommend that their respective shareholders vote in favor of the applicable proposals. Neither party has the ability to terminate the Business Combination Agreement to accept a Superior Proposal, as defined in the Business Combination Agreement. In addition, the Business Combination Agreement subjects each party to restrictions on their respective business activities prior to the Effective Time, including obligations to continue to operate in the ordinary course and not to engage in certain specified transactions or activities without the prior consent of the other party. These restrictions may prevent each of Valaris and Transocean from pursuing attractive business opportunities that arise prior to completion of the Business Combination. Additionally, if the Business Combination Agreement is terminated and either party determines to seek another business combination, there can be no assurance that such party would be able to negotiate a transaction with another party on terms comparable to or better than those of the Business Combination. See “The Business Combination Agreement — Covenants” beginning on page 146 of this Joint Proxy Statement.
The Exchange Ratio is fixed, and neither Valaris Shareholders nor Transocean Shareholders will be protected against changes in the relative market prices of Valaris Shares and Transocean Shares prior to completion of the Business Combination.
The Exchange Ratio is fixed at 15.235 Transocean Shares for each Valaris Share issued and outstanding immediately prior to the Effective Time, and will not be adjusted to reflect fluctuations in the market prices of Valaris Shares or Transocean Shares prior to the Effective Time. The market prices of both companies may fluctuate significantly prior to the Effective Time in response to a variety of factors, including differences between either company’s actual financial or operating results and those expected by investors and analysts, changes in analysts’ projections or recommendations, changes in general economic or market conditions and broad market fluctuations. A decrease in the price of Transocean Shares or an increase in the price of Valaris Shares prior to the Effective Time would each have the effect of reducing the value of the consideration to be received by Valaris Shareholders relative to the value of Valaris Shares at the time the Business Combination Agreement was entered into. Conversely, an increase in the price of Transocean Shares prior to the Effective Time would benefit Valaris Shareholders but would represent a higher effective cost to Transocean Shareholders. Accordingly, historical market prices are not indicative of the market value of the Transocean

Shares that Valaris Shareholders will receive at the Effective Time, and there can be no assurance that the trading price of Transocean Shares will not decline following completion of the Business Combination.
Following completion of the Business Combination, Transocean Shareholders and Valaris Shareholders will each hold a smaller ownership and voting interest in the Combined Company than they currently hold in their respective companies.
Upon completion of the Business Combination, it is estimated that existing Transocean Shareholders and existing Valaris Shareholders will own approximately 53% and 47%, respectively, of the issued and outstanding shares of the Combined Company on a fully diluted basis. As a result, each shareholder group will hold a proportionally smaller ownership and voting interest in the Combined Company than they currently hold in their respective companies, and will therefore have a reduced ability to influence the outcome of matters submitted to shareholders for approval, including the election of directors, amendments to the Combined Company’s organizational documents and other significant corporate transactions. Transocean Shareholders in particular should be aware that as a result of the share issuance in connection with the Business Combination, their individual ownership percentage in Transocean will be diluted. See “Description of the Business Combination — Pro Forma Economic Ownership of the Combined Company” beginning on page 134 of this Joint Proxy Statement.
Directors and officers of Valaris and Transocean may have interests in the Business Combination that are different from the interests of Valaris Shareholders and Transocean Shareholders generally.
The directors and executive officers of each of Valaris and Transocean negotiated the terms of the Business Combination Agreement, and each of the Valaris Board and the Transocean Board has unanimously recommended that their respective shareholders vote in favor of the proposals required to complete the Business Combination. These directors and executive officers may have interests in the Business Combination that are different from, or in addition to, those of Valaris Shareholders and Transocean Shareholders generally, including interests arising from compensation arrangements, the accelerated vesting of equity awards, retention arrangements and the expectation that certain directors and officers will serve in leadership roles in the Combined Company following the Effective Time. Each of the Valaris Board and the Transocean Board was aware of, and considered, these interests when declaring the advisability of the Business Combination Agreement and unanimously recommending that their respective shareholders vote in favor of the applicable proposals. Valaris Shareholders and Transocean Shareholders should be aware of these interests when considering the recommendations of their respective boards. See “Description of the Business Combination — Interests of Valaris’ Directors and Management in the Business Combination” beginning on page 123, and “Description of the Business Combination — Interests of Transocean’s Directors and Management in the Business Combination” beginning on page 129 of this Joint Proxy Statement.
The new Transocean shares to be issued pursuant to the Business Combination Agreement must be registered with the Commercial Register as a condition to the completion of the Business Combination.
In order for Transocean to issue the Transocean Shares to be delivered in connection with the Business Combination, including to Valaris Shareholders and the holders of Valaris Incentives, Transocean must register the requisite increases in its share capital and the Transocean Shares to be issued pursuant to the Business Combination Agreement with the Commercial Register. This registration is required for and a condition to the completion of the Business Combination. Under Swiss law, such registration may be blocked or delayed for reasons beyond Transocean’s control, which could delay or prevent the issuance of the Transocean Shares to be delivered to Valaris Shareholders shortly after the Effective Time. Any such delay or failure to complete the required Swiss registration could delay or prevent the completion of the Business Combination, which could have an adverse effect on the business, financial condition and results of operations of each of Valaris and Transocean, as well as on the market price of Valaris Shares and Transocean Shares. See “The Business Combination Agreement — Conditions to Closing of the Business Combination” beginning on page 160 of this Joint Proxy Statement.
Valaris and Transocean may be targets of securities class action or derivative lawsuits in connection with the Business Combination, which could result in substantial costs and may delay or prevent the Business Combination from being completed.
Securities class action lawsuits and derivative lawsuits are frequently brought against companies that have entered into merger agreements, and Valaris or Transocean may become subject to this type of litigation in connection with the Business Combination. Even if any such lawsuits are without merit, defending against these claims can be expensive and can divert management’s attention and resources from the operation of their respective businesses, which could have a material adverse effect on the business, financial condition and results of operations of each of Valaris and Transocean. An adverse judgment could result in monetary damages, which could negatively impact the liquidity and financial condition of Valaris, Transocean or the Combined Company. Additionally, if a plaintiff were to obtain an injunction prohibiting the consummation of the Business Combination, such injunction could delay or prevent the Business Combination from being completed entirely. The Combined Company may also become subject to similar litigation following completion of the Business Combination.
Risks Related to the Combined Company
The business and operations of the Combined Company will be subject to the risks described in the documents of Valaris and Transocean incorporated by reference in this Joint Proxy Statement, including, without limitation, the risks described in the Valaris’ Annual Report filed on Form 10-K for the year ended December 31, 2025, Transocean’s Annual Report filed on Form 10-K for the year ended December 31, 2025, and any subsequent SEC filings of Valaris or Transocean, and certain unexpected, unforeseen or unknown risks. The Combined Company’s business, financial condition, results of operations and cash flows could be materially adversely affected by any of these risks. The market or trading price of Valaris’ and Transocean’s securities could decline due to any of these risks. Additional risks not presently known to Valaris and Transocean or that Valaris and Transocean currently considers immaterial may also prove to be material and may impair the Combined Company’s business and operations. In addition to risks associated with Valaris’ and Transocean’s business and operations, the following additional risks are associated with the Combined Company.
The Combined Company may fail to integrate the businesses and operations of Valaris and Transocean successfully or within the expected timeframe, which could result in the anticipated benefits of the Business Combination not being realized.
Valaris and Transocean have operated, and until completion of the Business Combination will continue to operate, as independent companies. Following completion of the Business Combination, the Combined Company will need to integrate two large, complex, globally dispersed offshore drilling businesses, including their respective management structures, operations, personnel, information technology systems, accounting systems, internal controls, compensation programs and other policies and procedures. This integration process will be complex and time-consuming, and the Combined Company may face significant challenges, including identifying and eliminating redundant functions and assets, harmonizing operating practices, minimizing the loss of key employees and maintaining existing relationships with customers, suppliers and other business partners during the transition period.
There can be no assurance that the Combined Company will be able to integrate the businesses of Valaris and Transocean successfully or within the anticipated timeframe, or that the integration will achieve the cost savings and operating synergies that the parties anticipate as a result of the Business Combination. The realization of such benefits may be affected by a number of factors beyond the control of the Combined Company, including general economic and market conditions, competitive factors in the markets in which Valaris and Transocean operate and changes in laws and regulations affecting the offshore drilling industry. If the Combined Company is unable to achieve these objectives, the anticipated benefits and synergies expected from the Business Combination may not be realized, in whole or in part, or may not be realized within the expected timeframe, which could adversely affect the Combined Company’s business, financial condition and operating results, dilute earnings per share and negatively impact the trading price of Transocean Shares.
The unaudited pro forma financial statements are presented for illustrative purposes only and may not be indicative of the Combined Company’s financial condition or results of operations following the Business Combination.
The unaudited pro forma financial statements contained in this Joint Proxy Statement are presented for illustrative purposes only and may not be indicative of the Combined Company’s financial condition or results of operations following the Business Combination for a number of reasons. For example, the unaudited pro forma financial statements have been derived from the historical financial statements of Valaris and Transocean and certain adjustments and assumptions have been made regarding the Combined Company after giving effect to the Business Combination. The information upon which these adjustments and assumptions have been made is preliminary, and these types of adjustments and assumptions are difficult to make with complete accuracy. Moreover, the unaudited pro forma financial statements do not reflect all costs that are expected to be incurred by the Combined Company in connection with the Business Combination. As a result, the actual financial condition and results of operations of the Combined Company following the Business Combination may not be consistent with, or evident from, these unaudited pro forma financial statements. In addition, the assumptions used in preparing the unaudited pro forma financial information may not prove to be accurate, and other factors may affect the Combined Company’s financial condition or results of operations following the Business Combination. Any potential decline in the Combined Company’s financial condition or results of operations may cause a significant decrease in the trading price of the Transocean Shares.
Changes in laws and regulations applicable to the offshore drilling industry, or the Combined Company’s failure to comply with such laws and regulations, could adversely affect the Combined Company’s business, financial condition and results of operations.
The Combined Company’s operations will be subject to extensive and evolving laws and regulations, both in the United States and internationally, relating to drilling operations, health and safety, environmental protection, greenhouse gas emissions, trade and sanctions compliance, and the exploration and development of oil and gas. Compliance with these requirements may require significant capital expenditures, operational changes or the installation of costly equipment, and may affect the resale values or useful lives of the Combined Company’s rigs. A failure to comply with applicable laws and regulations could result in administrative or civil penalties, criminal sanctions or the suspension or termination of operations.
Offshore drilling in certain areas has been and may in the future be curtailed or prohibited due to environmental or safety concerns. To the extent new laws are enacted, existing laws are changed or governmental or judicial actions are taken that prohibit or restrict offshore drilling or impose additional environmental protection or safety requirements, the Combined Company’s business or prospects could be materially and adversely affected. In addition, compliance with increasingly stringent environmental and safety regulations, including those relating to greenhouse gas emissions and climate change, may impose additional costs and obligations on the Combined Company and on its customers, which could decrease demand for offshore drilling services, reduce dayrates or limit the areas in which the Combined Company’s rigs may operate.
The Combined Company will also be subject to the laws and regulations of the various international jurisdictions in which it operates, including those relating to trade and economic sanctions, import and export controls, currency exchange restrictions, local content requirements and taxation. Changes to trade policies, including the imposition of additional tariffs or trade barriers, could increase the Combined Company’s operating costs or disrupt its supply chain. Failure to comply with applicable sanctions or trade regulations could subject the Combined Company to criminal sanctions, civil remedies or reputational harm. The laws and regulations governing the Combined Company’s international operations are complex, constantly evolving and may be interpreted or enforced in ways that materially impact its operations.
Any of the foregoing changes in the regulatory environment applicable to the Combined Company’s operations, or the Combined Company’s failure to comply with applicable laws and regulations, could have a material adverse effect on the Combined Company’s business, financial condition, results of operations and cash flows.
The Combined Company will have a substantial amount of debt, which could adversely affect its financial flexibility and competitive position.
As of December 31, 2025, Transocean had total debt of $5.66 billion, of which $1.68 billion was secured. As of December 31, 2025, Valaris had total debt of $1.09 billion. The Combined Company will carry this substantial debt following completion of the Business Combination. This level of indebtedness could have significant adverse consequences, including limiting the Combined Company’s ability to obtain financing in the future for working capital, capital expenditures, acquisitions or other purposes; requiring the dedication of a substantial portion of operating cash flows to debt service, reducing funds available for other business purposes; making the Combined Company more vulnerable to adverse economic and industry conditions, including increases in interest rates; limiting the Combined Company’s ability to take advantage of significant business opportunities or react to changes in market or industry conditions compared to less levered competitors; and creating risk of default under the agreements governing the Combined Company’s credit facilities, which could trigger cross-default provisions across other debt instruments or, in the case of secured debt, result in foreclosure on collateral including applicable drilling units.
In addition, Transocean’s debt is currently rated below investment grade, which could limit the Combined Company’s access to capital markets, result in less favorable terms on any refinancing arrangements, reduce the willingness of customers, suppliers and creditors to transact business with the Combined Company, and require the posting of additional collateral, guarantees or insurance. Any further downgrade to the Combined Company’s debt ratings could exacerbate these effects.
While Transocean has undertaken deleveraging activities in recent periods and the parties anticipate that the Combined Company’s improved cash flow profile will support continued debt reduction following completion of the Business Combination, there can be no assurance that the Combined Company will be able to reduce its indebtedness on the anticipated timeline or at all. Failure to successfully de-leverage could have a material adverse effect on the Combined Company’s business, financial condition, results of operations and cash flows.
Transocean Shareholders and former Valaris Shareholders may face difficulties enforcing their rights against the Combined Company and its directors and officers in non-U.S. jurisdictions.
Transocean is a Swiss corporation, and certain of its directors and officers may reside outside the United States. All or a substantial portion of the assets of Transocean and of such persons may be located outside the United States. As a result, it may be difficult for investors to effect service of process within the United States upon such persons or to enforce any judgment obtained in a U.S. court against such persons that is predicated upon the civil liability provisions of U.S. federal securities laws. Swiss legal counsel has advised Transocean that it is uncertain whether Swiss courts would enforce (i) judgments of U.S. courts obtained in actions against Transocean or other persons that are predicated upon the civil liability provisions of U.S. federal securities laws or (ii) original actions brought against Transocean or other persons predicated upon the Securities Act. The enforceability in Switzerland of a foreign judgment rendered against Transocean or such other persons is subject to the limitations set forth in applicable international treaties by which Switzerland is bound and the Swiss Federal Private International Law Act. In particular, a judgment rendered by a foreign court may only be enforced in Switzerland if: (a) such foreign court had jurisdiction; (b) such judgment has become final and non-appealable; (c) the court procedures leading to such judgment followed the principles of due process of law, including proper service of process; and (d) such judgment does not violate Swiss law principles of public policy.
Valaris is a Bermuda exempted company and the rights of Valaris Shareholders are governed by Bermuda law and the Valaris constitutional documents. The rights of shareholders under Bermuda law may differ from the rights of shareholders of companies incorporated in other jurisdictions. Some of Valaris’ directors and officers are not residents of the United States, and a substantial portion of Valaris’ assets are located outside the United States. As a result, it may be difficult for investors to effect service of process on those persons in the United States or to enforce judgments obtained in U.S. courts against Valaris or those persons based on the civil liability provisions of U.S. securities laws. There is no guarantee that courts in Bermuda will enforce judgments obtained in other jurisdictions, including the United States, against Valaris or its directors or officers under the securities laws of such other jurisdictions or entertain actions in Bermuda against Valaris or its directors or officers under the securities laws of such other jurisdictions.
Risks Related to Taxes
The Business Combination may fail to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code.
Transocean and Valaris intend that the Business Combination qualify, and have agreed to use reasonable best efforts to cause the Business Combination to qualify, as a “reorganization” within the meaning of

Section 368(a) of the Internal Revenue Code. In general, assuming the Business Combination so qualifies, U.S. Holders (as defined in “Certain U.S. Federal Income Tax Considerations of the Business Combination” beginning on page 172 of this Joint Proxy Statement) of Valaris Shares will not recognize any gain or loss for U.S. federal income tax purposes on the receipt of Transocean Shares in exchange for Valaris Shares pursuant to the Business Combination, except with respect to any cash received in lieu of fractional Transocean Shares. However, the Business Combination’s qualification as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code is not free from doubt, and the requirements for such qualification are complex and subject to legal and factual uncertainties.
The Business Combination is not conditioned upon the receipt of an opinion of counsel regarding the Business Combination’s qualification as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code. Transocean and Valaris have not sought and will not seek any ruling from the Internal Revenue Service (“IRS”) that the Business Combination qualifies as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code. Consequently, there can be no assurance that the IRS will not challenge that the Business Combination so qualifies or that a court would not sustain such a challenge. If the Business Combination fails to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code, U.S. Holders of Valaris Shares will recognize gain or loss for U.S. federal income tax purposes on the receipt of Transocean Shares in exchange for Valaris Shares pursuant to the Business Combination, as more fully described in the section entitled “Certain U.S. Federal Income Tax Considerations of the Business Combination — U.S. Federal Income Tax Considerations if the Business Combination Fails to Qualify as a “Reorganization”” beginning on page 174 of this Joint Proxy Statement. U.S. Holders of Valaris Shares should consult with their tax advisors regarding the tax treatment of the Business Combination to them in light of their particular circumstances.
The Business Combination may limit the Combined Company’s ability to use tax attributes and tax credit carryforwards.
Under Section 382 of the Internal Revenue Code and corresponding provisions of state law, if a corporation undergoes an “ownership change,” which is generally defined as a greater than 50 percentage point change, by value, in its equity ownership by certain shareholders over a three-year period, the corporation’s ability to use its pre-change net operating loss carryforwards and other pre-change tax attributes to offset its post-change income may be limited. Transocean may have experienced ownership changes in the past. The Combined Company may also experience ownership changes in the future as a result of subsequent shifts in the Combined Company’s share ownership, some of which may be outside of the Combined Company’s control. In addition, the Business Combination, if consummated, may also constitute an ownership change (within the meaning of Section 382 of the Internal Revenue Code) for each of Transocean and Valaris which could substantially limit the Combined Company’s ability to use pre-change net operating loss carryforwards and other pre-change tax attributes of Transocean, Valaris, and their respective subsidiaries in a post-change taxable period.
A change in tax laws, treaties or regulations, or their interpretation, of any country in which the Combined Company has operations, is incorporated or is resident could result in a higher effective tax rate on the Combined Company’s consolidated earnings and increase the Combined Company’s cash tax payments.
Following the Business Combination, the Combined Company will be subject to changes in applicable tax laws, treaties or regulations in the jurisdictions in which the Combined Company operates and earns income, and such changes could include laws or policies directed toward companies organized in jurisdictions with low tax rates with the intent to increase their tax burden. Several jurisdictions have implemented and continue to implement the Organization for Economic Co-operation and Development Pillar 2 or other tax related provisions that are aimed at preventing base erosion and profit shifting, ensuring income is subject to a minimum level of taxation and preventing treaty misuse. The application of these provisions is not always certain, and jurisdictions are still developing their rules and interpretations with regard to same.
Any material change to tax laws, treaties, regulations or policies, their interpretation or application, or the adoption of new interpretations of existing laws and rulings, in any of the jurisdictions in which the Combined Company operates, is incorporated or resident, could result in a higher effective tax rate on the

Combined Company’s worldwide earnings and such change could have a significant adverse effect on the Combined Company’s financial position, results of operations or cash flows.
A loss of a major tax dispute or a successful tax challenge to the Combined Company’s operating structure, intercompany pricing policies or the taxable presence of the Combined Company’s key subsidiaries in certain countries could result in a higher effective tax rate on the Combined Company’s consolidated earnings and increase the Combined Company’s cash tax payments.
Transocean and Valaris are and, following the Business Combination, the Combined Company will be subject to tax laws, treaties and regulations in the countries in which each company operates and earns income. Each of Transocean’s and Valaris’ income taxes are based on the applicable tax laws and tax rates in effect in the countries in which such company operates and earns income as well as upon their respective operating structures in these countries. The income tax returns of Transocean and Valaris are subject to review and examination in these jurisdictions, and neither company recognizes the benefit of income tax positions that are not more likely than not to be respected upon challenge by a tax authority. If any tax authority successfully challenges the Combined Company’s operational structure, intercompany pricing policies or the taxable presence of the Combined Company’s key subsidiaries in certain countries; or if the terms of certain income tax treaties are interpreted in a manner that is adverse to the Combined Company’s structure; or if the Combined Company loses a material tax dispute in any country, the Combined Company’s effective tax rate on its worldwide earnings could increase substantially and the Combined Company’s earnings and cash flows from operations could be materially adversely affected. For example, neither Transocean nor Valaris believe they or their non-U.S. subsidiaries, other than those that report a U.S. trade or business or a U.S. permanent establishment, were or are engaged in a trade or business in the U.S. or, if applicable, maintained or maintain a permanent establishment in the U.S. The determination of the aforementioned, among other things, involves considerable judgment. If the IRS were to disagree, then the Combined Company could be subject to additional U.S. corporate income and branch profits taxes on the portion of the Combined Company’s earnings effectively connected to such U.S. business or, if applicable, attributable to such U.S. permanent establishment during the period in which this was considered to have occurred. If this occurs, the Combined Company’s effective tax rate on worldwide earnings for that period could increase substantially, the Combined Company could be subject to assessments in previously filed returns that remain open to audit and the Combined Company’s earnings and cash flows from operations for that period could be adversely affected.
Tax considerations applicable to an investment in the Transocean Shares.
Each prospective investor should consult with their own tax advisor with respect to the U.S. and non-U.S. income tax considerations of acquiring, holding and disposing of the Transocean Shares, based on each prospective investor’s particular circumstances.
Risks Related to Valaris’ Business
You should read and consider risk factors specific to Valaris’ business that will also affect the Combined Company after the Business Combination. These risks are described in the sections entitled “Risk Factors” in Valaris’ Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and in other documents incorporated by reference into this Joint Proxy Statement. See “Additional Information Concerning Valaris and Documents Incorporated by Reference by Valaris” beginning on page 208 of this Joint Proxy Statement.
Risks Related to Transocean’s Business
You should read and consider risk factors specific to Transocean’s business that will also affect the Combined Company after the Business Combination. These risks are described in the sections entitled “Risk Factors” in Transocean’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and in other documents incorporated by reference into this Joint Proxy Statement. See “Additional Information Concerning Transocean and Documents Incorporated by Reference by Transocean” beginning on page 210 of this Joint Proxy Statement.

GENERAL INFORMATION ABOUT THE VALARIS COURT MEETING AND VOTING
Date, Time and Place
The Valaris Court Meeting will be held on [•], 2026 at [•] (Bermuda time) at [•]. Valaris intends to mail this Joint Proxy Statement and the enclosed form of proxy to Valaris Shareholders entitled to vote at the Valaris Court Meeting on or about [•], 2026.
Purpose of the Valaris Court Meeting
At the Valaris Court Meeting, Valaris Shareholders will be asked:
•
to consider and vote on a resolution (the “Valaris Transaction Resolution”) approving the Scheme of Arrangement, pursuant to Section 99 of the Companies Act, pursuant to which Transocean will, among other things, acquire all of the issued and outstanding Valaris Shares, all as more particularly described in this Joint Proxy Statement, including in the section entitled “The Business Combination Agreement” beginning on page 142 of this Joint Proxy Statement;

•
to consider and vote on a proposal to approve, by a non-binding advisory vote, the compensation that may be paid or become payable to Valaris’ named executive officers that is based on or otherwise relates to the Business Combination and the other transactions contemplated by the Business Combination Agreement, including the Scheme of Arrangement (the “Valaris Advisory Compensation Proposal”); and

•
to consider and vote on a proposal to adjourn the Valaris Court Meeting to a later date or time if necessary or appropriate to ensure that any necessary supplement or amendment to this Joint Proxy Statement is provided to Valaris Shareholders a reasonable amount of time in advance of the adjourned Valaris Court Meeting or to solicit additional proxies in favor of the Valaris Transaction Resolution if there are insufficient votes at the time of the Valaris Court Meeting to approve the Valaris Transaction Resolution (the “Valaris Adjournment Proposal”).

The Valaris Transaction Resolution, the Valaris Advisory Compensation Proposal, and the Valaris Adjournment Proposal are together referred to as the Valaris Meeting Proposals. For more details and the full text of the resolutions for the Valaris Meeting Proposals, see the section entitled “Proposals Submitted to Valaris Shareholders” beginning on page 57 of this Joint Proxy Statement.
Recommendation of the Valaris Board
The Valaris Board has unanimously approved the Business Combination Agreement and determined that the Business Combination Agreement and the transactions contemplated thereby, including the Scheme of Arrangement, are advisable and in the best interest of Valaris and the Valaris Shareholders.
Accordingly, the Valaris Board unanimously recommends that Valaris Shareholders vote FOR the Valaris Meeting Proposals.
The approval of the Valaris Transaction Resolution by Valaris Shareholders is required in order to complete the Business Combination.
Valaris Shareholders should carefully read this Joint Proxy Statement, including any documents incorporated by reference, and the appendices in their entirety for more detailed information concerning the Business Combination and the other transactions contemplated by the Business Combination Agreement.
Attendance in Person
Shareholder of Record
If you are a Valaris Shareholder of record as of the close of business on the Valaris Voting Record Date and plan to attend the Valaris Court Meeting, please bring the Notice of Valaris Court Meeting as your proof of ownership of Valaris Shares.

Beneficial Owners
If you are a beneficial owner of Valaris Shares and hold your Valaris Shares in “street name” through a broker, bank or other nominee, then as a matter of Bermuda law your name is not automatically entered into the register of Valaris Shareholders maintained by the Valaris Transfer Agent and you will not be able to attend or vote in person at the Valaris Court Meeting. If you are a beneficial owner of Valaris Shares and you wish to attend and vote at the Valaris Court Meeting, then you must either (i) become a shareholder of record prior to the Valaris Voting Record Date by registering your Valaris Shares in your own name prior to the Valaris Voting Record Date, or (ii) obtain a “legal proxy,” executed in your favor, from your broker, bank or other nominee (which may take several business days) and submit such “legal proxy” with your ballot at the Valaris Court Meeting. If you wish to become a shareholder of record prior to the Valaris Voting Record Date, please promptly contact your broker, bank or other nominee for further instructions on how to become a shareholder of record or how to obtain a legal proxy.
Please note that no cameras, recording equipment, laptops, tablets, cellular telephones, smartphones or other similar equipment, electronic devices, large bags, briefcases or packages will be permitted in the Valaris Court Meeting, and security measures will be in effect to ensure the safety of attendees. In all cases, you will need a photo ID to gain admission.
Record Dates and Entitlement to Vote
Valaris is sending the Notice of Valaris Court Meeting, this Joint Proxy Statement and the appendices hereto to all Valaris Shareholders of record as of the close of business on the Valaris Notice Record Date.
Only Valaris Shareholders of record whose names have been entered into the register of Valaris Shareholders maintained by the Valaris Transfer Agent, as of the close of business on the Valaris Voting Record Date are entitled to attend and vote at the Valaris Court Meeting. If you are a beneficial owner of Valaris Shares but not a Valaris Shareholder of record (i.e., the legal, registered holder) and wish to attend the Valaris Court Meeting and vote your Valaris Shares directly in your own name, you must become a registered holder by the Valaris Voting Record Date. Beneficial owners of Valaris Shares (those who hold Valaris Shares in “street name”) as of the Valaris Voting Record Date should follow the instructions on their enclosed voting instruction form(s) or contact their broker, bank or other nominee for further instructions on how they can instruct such intermediary to vote on their behalf at the Valaris Court Meeting and the date by which they must provide instructions to such intermediary.
On or about [•], 2026, Valaris anticipates sending a copy of the Notice of Valaris Court Meeting, this Joint Proxy Statement and the appendices hereto to all Valaris Shareholders of record as of the Valaris Voting Record Date who were not Valaris Shareholders of record as of the Valaris Notice Record Date.
If you are a Valaris Shareholder as of the date of the Valaris Notice Record Date but cease to be a Valaris Shareholder as of close of business on the Valaris Voting Record Date and you previously submitted a proxy, such proxy will not be voted. If you are a Valaris Shareholder as of the Valaris Voting Record Date but thereafter transfer your Valaris Shares prior to the Valaris Court Meeting, you will retain your right to vote or direct your broker, bank or other nominee on how to vote your Valaris Shares, but the right to receive Transocean Shares in exchange for your Valaris Shares will pass to the person who holds your Valaris Shares as of immediately prior to the Effective Time.
Quorum
There is no quorum requirement for the Valaris Court Meeting.
Under the Valaris bye-laws, a quorum for a general meeting of Valaris shareholders would ordinarily require the presence, in person or by proxy, of one or more holders of at least 50% of the issued and outstanding Valaris shares entitled to vote at such meeting. However, pursuant to the Interim Order of the Court, this quorum requirement will not apply to the Valaris Court Meeting.
Accordingly, the Valaris Court Meeting may proceed regardless of the number of Valaris Shares represented.

Required Vote
Agenda Item	Resolution	Votes Necessary
1	Valaris Transaction Resolution
The affirmative vote of a majority in number of Valaris Shareholders present and voting either in person or by proxy at the Valaris Court Meeting representing at least 75% in value of the Valaris Shares present and voting either in person or by proxy at the Valaris Court Meeting.
Abstentions, blank or invalid ballots and broker non-votes will not have any effect on the outcome of the vote on the Valaris Transaction Resolution.

2	Valaris Advisory Compensation Proposal
The affirmative vote of a majority of the votes cast by Valaris Shareholders present and voting either in person or by proxy at the Valaris Court Meeting.
Abstentions, blank or invalid ballots and broker non-votes will not have any effect on the outcome of the vote on the Valaris Advisory Compensation Proposal.

3	Valaris Adjournment Proposal
The affirmative vote of a majority of the votes cast by Valaris Shareholders present and voting either in person or by proxy at the Valaris Court Meeting.
Abstentions, blank or invalid ballots and broker non-votes will not have any effect on the outcome of the vote on the Valaris Adjournment Proposal.

Solicitation of Proxies
This Joint Proxy Statement is furnished by the Valaris Board in connection with the solicitation of proxies for use at the Valaris Court Meeting to be held on [•] at [•] [a.m./p.m.] (Eastern Time) at [•], and at any postponements or adjournments of the Valaris Court Meeting.
The Valaris Board is soliciting Valaris Shareholders’ proxies on behalf of Valaris. In addition to the use of mail, proxies may be solicited by personal interview, telephone, facsimile, e-mail or otherwise, by Valaris’ directors, officers and other employees. Valaris has engaged Innisfree M&A Incorporated, to assist in the solicitation of proxies for a fee of $50,000, plus reimbursement of out-of-pocket expenses. Valaris also will request persons, firms and corporations holding shares in their names, or in the names of their nominees, that are beneficially owned by others to send or cause to be sent proxy materials to, and obtain proxies from, such beneficial owners of Valaris Shares and will reimburse such holders for their reasonable expenses in so doing.
Appointment of Proxyholders
A proxy statement is a document that the SEC regulations require Valaris to give you when it asks you to sign a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the shares you own. The person designated is called a proxy or proxy holder. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. Shareholders are asked to appoint the following persons as proxy holders for the Valaris Court Meeting: Anton Dibowitz, President and Chief Executive Officer, and Davor Vukadin, SVP, General Counsel and Secretary.

If appointed by you, the proxy holders will vote your Valaris Shares as you direct on the matters described in this Joint Proxy Statement, and in the absence of your direction, they will vote your Valaris Shares as recommended by the Valaris Board.
Unless you otherwise indicate on the proxy card, you also authorize your proxy holders to vote your Valaris Shares on any matters not known by the Valaris Board at the time this Joint Proxy Statement was printed and that under Valaris’ bye-laws, may be properly presented for action at the Valaris Court Meeting.
Voting Instructions
Shareholders of Record
If you are a Valaris Shareholder of record as of the close of business on the Valaris Voting Record Date, you may vote at the Valaris Court Meeting or authorize a proxy to vote your Valaris Shares at the Valaris Court Meeting. You can authorize your proxy either by telephone or through the Internet by following the instructions on the enclosed proxy card or voting instruction form, or completing, signing, dating and returning the enclosed proxy card or voting instruction form by mail in the pre-addressed, postage-paid envelope as promptly as possible. If the telephone or Internet option is available to you, Valaris strongly encourages you to use it because it is faster and less costly. Registered shareholders can transmit their voting instructions by telephone by calling +1 (800) 690-6903 or on the Internet at www.proxyvote.com. Telephone and Internet voting are available 24 hours a day until 11:59 p.m., Eastern Time on [•], 2026, the day immediately prior to the Valaris Court Meeting. Have your proxy card with you if you are going to authorize your proxy by telephone or through the Internet. To authorize your proxy by mail, please complete, sign, date and mail your proxy card in the envelope provided.
If shares are owned jointly, each joint owner should sign the proxy card. If a shareholder is a corporation, limited liability company or partnership, the proxy card should be signed in the full corporate, limited liability company or partnership name by a duly authorized person. If the proxy card is signed pursuant to a power of attorney or by an executor, administrator, trustee or guardian, please state the signatory’s full title and provide a certificate or other proof of appointment.
Beneficial Owners
If you are a beneficial owner of Valaris Shares as of the close of business on the Valaris Voting Record Date and own your Valaris Shares through a broker, bank or other nominee, you must provide voting instructions in accordance with the instructions on the voting instruction forms that your broker, bank or other nominee provides to you, since brokers, banks and other nominees do not have discretionary voting authority with respect to any of the proposals described in this Joint Proxy Statement. Beneficial owners of Valaris Shares should follow the instructions on their enclosed voting instruction cards or contact their broker, bank or other nominee for further instructions on how they can instruct such intermediary to vote on their behalf at the Valaris Court Meeting and the date by which they must provide instructions to such intermediary. If you have not received such voting instructions or require further information regarding such voting instructions, contact your broker, bank or other nominee who can give you directions on how to vote your Valaris Shares. If you are a beneficial owner of Valaris Shares as of the close of business on the Valaris Voting Record Date and hold your Valaris Shares in “street name” through a broker, bank or other nominee, then as a matter of Bermuda law your name is not automatically entered into the register of Valaris Shareholders maintained by the Valaris Transfer Agent and you will not be able to attend or vote in person at the Valaris Court Meeting. If you wish to attend and vote at the Valaris Court Meeting, then you must either (i) become a shareholder of record prior to the Valaris Voting Record Date by registering your Valaris Shares in your own name prior to the Valaris Voting Record Date, or (ii) obtain a “legal proxy,” executed in your favor, from your broker, bank or other nominee (which may take several business days) and submit such “legal proxy” with your ballot at the Valaris Court Meeting. Please promptly contact your broker, bank or other nominee for further instructions if you are a Valaris Shareholder and want to become a shareholder of record or how to obtain a legal proxy. If you or your broker, bank or other nominee needs assistance on how to transition your Valaris Shares from being held in “street name” to being held directly in your name, please contact the Valaris Transfer Agent’s call center at +1 (800) 736-3001.

You are strongly urged to sign and return your form of proxy for the Valaris Court Meeting as soon as possible. The completion and return of the forms of proxy will not prevent you from attending, voting and speaking at the Valaris Court Meeting, or any adjournment thereof, in person, if you are entitled to do so.
Revocation of Proxies
A Valaris Shareholder of record may revoke their proxy card or change their vote at any time before it is exercised at the Valaris Court Meeting. Any proxy given by a Valaris Shareholder may be revoked at any time before it is exercised at the Valaris Court Meeting by doing any of the following:
•
by submitting another later-dated proxy by telephone or through the internet, in accordance with the instructions on the enclosed proxy card;

•
by delivering a signed written notice of revocation bearing a date later than the date of the proxy to Valaris’ Secretary, Davor Vukadin, at 5847 San Felipe, Suite 3300, Houston, TX 77057, stating that the prior proxy is revoked;

•
by submitting a later-dated, validly executed proxy card relating to the same Valaris Shares; or

•
by attending the Valaris Court Meeting and voting in person at the Valaris Court Meeting (your attendance at the Valaris Court Meeting will not, by itself, revoke your proxy; you must vote at the Valaris Court Meeting).

If you voted by completing, signing, dating and returning the enclosed proxy card, you should retain a copy of the control number found on the proxy card in the event that you later decide to revoke your proxy or change your vote by telephone or through the internet. “Street name” holders of Valaris Shares should contact their broker, bank or other nominee to obtain instructions as to how to revoke or change their proxies.
If you have instructed a broker, bank or other nominee to vote your Valaris Shares, you must follow the instructions received from your broker, bank or other nominee to change your vote.
All properly submitted, validly executed proxies from Valaris Shareholders as of the Valaris Voting Record Date received by Valaris before the Valaris Court Meeting that are not revoked or changed prior to being exercised at the Valaris Court Meeting will be voted at the Valaris Court Meeting in accordance with the instructions indicated on the proxies or, if no instructions were provided, “FOR” each of the proposals.
Valaris Shareholder Support Agreements
On February 9, 2026, concurrently and in connection with the execution of the Business Combination Agreement, Transocean entered into the Valaris Shareholder Support Agreements with the Valaris Supporting Shareholders.
The Valaris Supporting Shareholders beneficially own, directly or indirectly, or exercise control or direction over, in the aggregate, Valaris Shares representing approximately 18% of the issued and outstanding Valaris Shares as of the date of this Joint Proxy Statement and have agreed, subject to the terms of the Valaris Shareholder Support Agreements, to, inter alia, vote their Valaris Shares owned at the time of the Valaris Court Meeting in favor of the transactions contemplated by the Business Combination Agreement.
The foregoing is a summary of the principal terms of the Valaris Shareholder Support Agreements. This summary does not purport to be complete and is qualified in its entirety by the complete text of the Valaris Shareholder Support Agreements, copies of which are available on EDGAR at www.sec.gov.
Voting Securities and Principal Holder of Securities
On the Valaris Notice Record Date, (a) there were [•] issued and outstanding Valaris Shares with the right to vote and (b) directors and executive officers of Valaris beneficially owned and had the right to vote an aggregate of approximately [•] Valaris Shares, representing less than 1% of the total issued and outstanding Valaris Shares. The foregoing figures may be higher or lower as of the Valaris Voting Record Date. Valaris’ directors and executive officers have informed Valaris that they intend to vote the Valaris Shares that they own in favor of all Valaris Meeting Proposals, although they have no obligation to do so.

Sanction of the Scheme of Arrangement by the Court
Under the Companies Act, the Scheme of Arrangement also requires the sanction of the Court. Valaris Shareholders are entitled to attend the Court hearing, should they wish to do so, in person or through counsel. Should you wish to participate at the Sanction Hearing you are encouraged to adopt one of the below noted procedures:
•
appearing in person at the Court, having notified Valaris’ Bermuda legal counsel not less than 48 hours in advance of your intention to do so by e-mailing or telephoning conyersvalaris@conyers.com; provided that you will be requested to provide an affidavit setting out the evidence upon which you seek to rely at the Sanction Hearing;

•
filing an affidavit with the Court at least 48 hours prior to the date of the Sanction Hearing setting out reasons for your appearance; provided that, at the time of filing of the affidavit, you must serve a copy of the affidavit on Valaris by delivering the affidavit to the office of Conyers Dill & Pearman Limited, Clarendon House, 2 Church Street, Hamilton HM11, Bermuda, Attention: Rhys Williams; or

•
instructing counsel to appear on your behalf before the Court; in such case, your counsel must provide (i) notice of their intention to appear at the Sanction Hearing, and (ii) a copy of the evidence upon which such counsel will seek to rely set out in an affidavit, in each case to Conyers Dill & Pearman Limited at the attention of Rhys Williams at least 48 hours prior to the Sanction Hearing.

Following sanction of the Scheme of Arrangement by the Court, the Scheme of Arrangement will become effective in accordance with its terms upon a copy of the Sanction Order being delivered to the Registrar of Companies of Bermuda appointed under section 3 of the Companies Act (the “Registrar of Companies”).
Upon the Scheme of Arrangement becoming effective, it will be binding on all Valaris Shareholders holding Valaris Shares at the Effective Time, irrespective of whether or not such Valaris Shareholders attended or voted in favor of, or against, the Scheme of Arrangement at the Valaris Court Meeting.
If the Scheme of Arrangement does not become effective by February 9, 2027, as may be extended in accordance with, and subject to, the terms of the Business Combination Agreement to May 9, 2027 and again to August 9, 2027 (or such later date as may be (i) applicable pursuant to the Business Combination Agreement, or (ii) agreed in writing by Valaris and Transocean and as the Court may approve (if such approval is required)), the Scheme of Arrangement will not become effective.
No Valaris Dissenting Shareholders’ Rights
Valaris Shareholders are not entitled to dissenters’ rights in connection with the Business Combination. Valaris Shareholders who wish to do so, may (i) vote against any of the Valaris Meeting Proposals and/or (ii) appear in person or be represented at the Sanction Hearing and present evidence or arguments in support of or opposition to the Scheme of Arrangement.

PROPOSALS SUBMITTED TO VALARIS SHAREHOLDERS
Valaris Agenda Item 1:   Valaris Transaction Resolution
We are asking Valaris Shareholders to vote FOR the proposal to approve the Scheme of Arrangement, pursuant to Section 99 of the Companies Act, pursuant to which Transocean will, among other things, acquire all of the issued and outstanding Valaris Shares.
Accordingly, Valaris Shareholders are being asked to adopt the following resolution:
“THAT, the scheme of arrangement dated [•] (the “Scheme of Arrangement”) between the Company and Valaris Shareholders (as defined in the Scheme of Arrangement), a print of which has been produced to this meeting and, for the purpose of identification, signed by the Chair hereof, in its original form or with or subject to any modification, addition or condition approved or imposed by the Court, and agreed by Transocean and Valaris, be and is hereby approved.”
For detailed information regarding this proposal, see the information about the Business Combination and the Business Combination Agreement throughout this Joint Proxy Statement, including the information set forth under “Description of the Business Combination” beginning on page 82 and “The Business Combination Agreement” beginning on page 142 of this Joint Proxy Statement.
The approval of the Valaris Transaction Resolution requires the affirmative vote of a majority in number of Valaris Shareholders present and voting either in person or by proxy at the Valaris Court Meeting representing at least 75% in value of the Valaris Shares present and voting either in person or by proxy at the Valaris Court Meeting. If you properly authorize your proxy by mail, by telephone or through the Internet, but do not indicate instructions to vote your Valaris Shares “FOR,” “AGAINST” or “ABSTAIN” on this resolution, your Valaris Shares will be voted in accordance with the recommendation of the Valaris Board, which is “FOR” the Valaris Transaction Resolution. An abstention or failure to vote on this resolution will have no effect on the approval of this resolution.
Approval of the Valaris Transaction Resolution is a condition to the completion of the Business Combination. In the event the Valaris Transaction Resolution is not approved, the Business Combination cannot be completed.
Recommendation of the Valaris Board
The Valaris Board unanimously recommends you vote FOR the Valaris Transaction Resolution.

Valaris Agenda Item 2:   Valaris Advisory Compensation Proposal
We are asking Valaris Shareholders to vote FOR the proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the named executive officers of Valaris that is based on or otherwise relates to the Business Combination and the other transaction contemplated by the Business Combination Agreement, including the Scheme of Arrangement, as disclosed pursuant to Item 402(t) of Regulation S-K under “Description of the Business Combination — Interests of Valaris’ Directors and Management in the Business Combination — Potential Payments to Valaris’ Named Executive Officers in Connection with the Business Combination” beginning on page 127 of this Joint Proxy Statement (which disclosure includes the Golden Parachute Compensation Table required pursuant to Item 402(t) of Regulation S-K).
Accordingly, Valaris Shareholders are being asked to adopt the following resolution:
“THAT, by a non-binding advisory vote, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the business combination of Transocean and the Company and the other transactions contemplated by the Business Combination Agreement dated as of February 9, 2026, by and between the Company and Transocean, including the Scheme of Arrangement, be and is hereby approved.”
The approval of the Valaris Advisory Compensation Proposal requires the affirmative vote of a majority of the votes cast by Valaris Shareholders present and voting either in person or by proxy on the Valaris Advisory Compensation Proposal. If you properly authorize your proxy by mail, by telephone or through the Internet, but do not indicate instructions to vote your Valaris Shares “FOR,” “AGAINST” or “ABSTAIN” on the Valaris Advisory Compensation Proposal, your Valaris Shares will be voted in accordance with the recommendation of the Valaris Board, which is “FOR” the Valaris Advisory Compensation Proposal. An abstention or failure to vote on the Valaris Advisory Compensation Proposal will have no effect on the approval of the Valaris Advisory Compensation Proposal.
Approval of the Valaris Advisory Compensation Proposal is not a condition to the completion of the Business Combination.
Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Rule 14a-21(c) under the Exchange Act, Valaris is asking Valaris Shareholders to vote at the Valaris Court Meeting on an advisory basis regarding the compensation that may be paid or become payable to Valaris named executive officers that is based on or otherwise relates to the Business Combination. Information intended to comply with Item 402(t) of Regulation S-K concerning this compensation, subject to certain assumptions described therein (including that each named executive officer incurs a severance-qualifying termination immediately following the Effective Time), is presented under “Description of the Business Combination — Interests of Valaris’ Directors and Management in the Business Combination — Potential Payments to Valaris’ Named Executive Officers in Connection with the Business Combination” beginning on page 127 of this Joint Proxy Statement.
The Valaris Shareholder vote on the Valaris Advisory Compensation Proposal is an advisory vote only, and it is not binding on Valaris or the Valaris Board. Further, the underlying arrangements are contractual in nature and not, by their terms, subject to shareholder approval. Accordingly, regardless of the outcome of the advisory vote, if the Business Combination is completed, Valaris named executive officers will be eligible to receive the compensation that may be paid or become payable to Valaris named executive officers that is based on or otherwise relates to the Business Combination.
Recommendation of the Valaris Board
The Valaris Board unanimously recommends you vote FOR the Valaris Advisory Compensation Proposal.

Valaris Agenda Item 3:   Valaris Adjournment Proposal
We are asking Valaris Shareholders to vote FOR the proposal to approve any adjournment of the Valaris Court Meeting to a later date or time if necessary or appropriate to ensure that any necessary supplement or amendment to this Joint Proxy Statement is provided to Valaris Shareholders a reasonable amount of time in advance of the adjourned Valaris Court Meeting or to solicit additional proxies in favor of the Valaris Transaction Resolution if there are insufficient votes at the time of the Valaris Court Meeting to approve the Valaris Transaction Resolution.
Accordingly, Valaris Shareholders are being asked to adopt the following resolution:
“THAT, the adjournment of the special general scheme meeting of Company Shareholders (the “Valaris Court Meeting”) to a later date or time if necessary or appropriate to ensure that any necessary supplement or amendment to the accompanying proxy statement is provided to Company Shareholders a reasonable amount of time in advance of the adjourned Valaris Court Meeting or to solicit additional proxies in favor of the Valaris Transaction Resolution if there are insufficient votes at the time of the Valaris Court Meeting to approve the Valaris Transaction Resolution, be and is hereby approved.”
The approval of the Valaris Adjournment Proposal requires the affirmative vote of a majority of the votes cast by Valaris Shareholders present and voting either in person or by proxy on the Valaris Adjournment Proposal. If you properly authorize your proxy by mail, by telephone or through the Internet, but do not indicate instructions to vote your Valaris Shares “FOR,” “AGAINST” or “ABSTAIN” on the Valaris Adjournment Proposal, your Valaris Shares will be voted in accordance with the recommendation of the Valaris Board, which is “FOR” the Valaris Adjournment Proposal. An abstention or failure to vote on the Valaris Adjournment Proposal will have no effect on the approval of the Valaris Adjournment Proposal.
Approval of the Valaris Adjournment Proposal is not a condition to the completion of the Business Combination.
Recommendation of the Valaris Board
The Valaris Board unanimously recommends you vote FOR the Valaris Adjournment Proposal.

GENERAL INFORMATION ABOUT THE TRANSOCEAN EXTRAORDINARY GENERAL MEETING AND VOTING
This Joint Proxy Statement is being provided to Transocean Shareholders as part of a solicitation of proxies by the Transocean Board for use at the Transocean Extraordinary General Meeting to be held at the time and place specified below and at any properly convened meeting following an adjournment or postponement thereof. This Joint Proxy Statement provides Transocean Shareholders with information they need to know to be able to vote or instruct their vote to be cast at the Transocean Extraordinary General Meeting.
Date, Time and Place
The Transocean Extraordinary General Meeting will be held at [•]. Transocean intends to mail this Joint Proxy Statement and the enclosed form of proxy to the Transocean Shareholders entitled to vote at the Transocean Extraordinary General Meeting on or about [•], 2026.
Purpose of the Transocean Extraordinary General Meeting
The Transocean Extraordinary General Meeting is being called for the following purposes:
1.
to consider and vote on a proposal relating to the issuance of 15.235 new Transocean Shares in exchange for each Valaris Share issued and outstanding immediately prior to the Effective Time (other than Valaris Shares owned by (A) Valaris as treasury shares or owned by any subsidiary of Valaris or (B) Transocean or any subsidiary of Transocean), but in any event not exceeding [•] newly issued Transocean Shares, in an ordinary share capital increase on a non-preemptive rights basis, as required in connection with the Business Combination and subject to customary adjustments prior to the Effective Time in accordance with the terms of the Business Combination Agreement, as further described in the shareholders’ resolution set forth in Appendix C to this Joint Proxy Statement (the “Transocean Ordinary Share Capital Increase Resolution”);

2.
to consider and vote on a proposal to amend the Transocean Articles, as further described in the shareholders’ resolution set forth in Appendix D to this Joint Proxy Statement, to create a capital band pursuant to the Transocean Articles, authorizing the Transocean Board to issue up to [•] new Transocean Shares to satisfy entitlements of the beneficiaries under:

(A)
the Transocean Long-Term Incentive Plan;

(B)
the Valaris Incentives, the settlement of which will be made, pursuant to the Business Combination Agreement and the transactions contemplated thereunder, in Transocean Shares; and

(C)
Valaris Warrants, the settlement of which will be made, pursuant to the Business Combination Agreement and the transactions contemplated thereunder, in Transocean Shares,

(the “Transocean Capital Band Resolution,” and, together with the Transocean Ordinary Share Capital Increase Resolution, the “Share Issuance Resolutions”);
3.
to consider and vote on a proposal to approve, for purposes of complying with Section 312.03(c) of the NYSE Listed Company Manual, the issuance of Transocean Shares pursuant to the Share Issuance Resolutions (subject to approval of each of the Share Issuance Resolutions by Transocean Shareholders) (the “NYSE 20% Share Issuance Proposal”);

4.
to consider and vote upon the election of Dick Fagerstal and Kristian Johansen as new directors to the Transocean Board, with such election to become effective upon, and subject to the occurrence of, the consummation of the Business Combination, each for a term of office extending until completion of the next annual general meeting of Transocean (the “Board Election Resolutions”);

5.
the election of William F. “Bill” Lacey and Domenic J. “Nick” Dell’Osso, Jr. as new members of Transocean’s Compensation Committee, with such election to become effective upon, and subject to the occurrence of, the consummation of the Business Combination, each for a term extending until completion of the next annual general meeting of Transocean (the “Compensation Committee Election Resolutions,” and together with the Board Election Resolutions, the “Election Resolutions”); and
6.
to consider and vote on a proposal to amend the Transocean Articles as further described in the shareholders’ resolution set forth in Appendix E to this Joint Proxy Statement, to remove an obsolete provision (Article 38) from the Transocean Articles and to make corresponding conforming changes to Article 22 to remove reference to Article 38. Article 38 permitted a temporary increase in the maximum number of directors on the Transocean Board through the completion of Transocean’s 2015 annual general meeting and is no longer operative (the “Additional Transocean Resolution”).

Each of the Share Issuance Resolutions, the NYSE 20% Share Issuance Proposal, the Election Resolutions and the Additional Transocean Resolution are together referred to as the “Transocean Resolutions.”
Recommendation of the Transocean Board
On February 8, 2026, the Transocean Board unanimously approved and declared advisable the Business Combination Agreement and the transactions contemplated by the Business Combination Agreement, including the Business Combination, and determined that the Business Combination Agreement and the transactions contemplated by the Business Combination Agreement, including the Business Combination, are advisable, fair to and in the best interests of Transocean and its shareholders.
Accordingly, the Transocean Board unanimously recommends that Transocean Shareholders vote FOR the Transocean Resolutions.
The approval of Transocean Shareholders to each of the Share Issuance Resolutions and the NYSE 20% Share Issuance Proposal is required in order to complete the Business Combination.
Transocean Shareholders should carefully read this Joint Proxy Statement, including any documents incorporated by reference, and the appendices in their entirety for more detailed information concerning the Business Combination and the other transactions contemplated by the Business Combination Agreement.
Transocean Record Date and Entitlement to Vote
A copy of the Notice of Transocean Extraordinary General Meeting is being sent to each Transocean Shareholder registered in Transocean’s share register as of the Initial Transocean Record Date.
Any additional Transocean Shareholders who are registered in Transocean’s share register as of the close of business on the Second Transocean Record Date will receive a copy of this Joint Proxy Statement, including a proxy card. Transocean Shareholders not registered in Transocean’s share register as of the Second Transocean Record Date, will not be entitled to vote or grant proxies to vote at the Transocean Extraordinary General Meeting. While no Transocean Shareholder will be entered in Transocean’s share register as a shareholder with voting rights between the close of business on the Second Transocean Record Date, and the opening of business on the day following the Transocean Extraordinary General Meeting, share blocking and re-registration are not requirements for any Transocean Shares to be voted at the Transocean Extraordinary General Meeting, and all Transocean Shares may be traded after the Second Transocean Record Date. Computershare Inc., which maintains Transocean’s share register, will continue to register transfers of Transocean Shares in the share register in its capacity as transfer agent during this period.
As of the Initial Transocean Record Date, there were [•] Transocean Shares outstanding and entitled to vote at the Transocean Extraordinary General Meeting. Each Transocean Share issued and outstanding on the Second Transocean Record Date entitles the holder thereof to one vote on each proposal to be considered at the Transocean Extraordinary General Meeting.
Presence Quorum
Each of the Share Issuance Resolutions, the NYSE 20% Share Issuance Proposal and the Election Resolutions require that at least a majority of all the Transocean Shares entitled to vote must be present or represented at the time when the Transocean Extraordinary General Meeting proceeds to business. The Additional Transocean Resolution requires that Transocean Shareholders holding at least two-thirds of the share capital recorded in the Commercial Register, be present or represented at the time when the Transocean Extraordinary General Meeting proceeds to business. Abstentions will count for the purpose of determining the presence of a quorum for the transaction of business at the Transocean Extraordinary General Meeting.
Required Vote
The vote required to approve all of the proposals listed herein assumes the presence of a quorum.
Agenda Item	Resolution	Votes Necessary
1	Transocean Ordinary Share Capital Increase Resolution
The affirmative vote of two-thirds of the votes and the absolute majority of the par value of the Transocean Shares, each as represented at the Transocean Extraordinary General Meeting.
Abstentions, blank or invalid ballots will have the effect of a vote AGAINST the Transocean Ordinary Share Capital Increase Resolution. Broker non-votes will not have any effect on the outcome of the vote on the Transocean Ordinary Share Capital Increase Resolution.

2	Transocean Capital Band Resolution
The affirmative vote of two-thirds of the votes and the absolute majority of the par value of the Transocean Shares, each as represented at the Transocean Extraordinary General Meeting.
An abstention, blank or invalid ballot will have the effect of a vote AGAINST the Transocean Capital Band Resolution. Broker non-votes will not have any effect on the outcome of the vote on the Transocean Capital Band Resolution.

3	NYSE 20% Share Issuance Proposal
The affirmative vote of a relative majority (which is the affirmative vote of a simple majority) of the votes cast in person or by proxy at the Transocean Extraordinary General Meeting.
Abstentions, blank or invalid ballots and broker non-votes will not have any effect on the outcome of the vote on the NYSE 20% Share Issuance Proposal.

4	Board Election Resolutions
The affirmative vote of a plurality of the votes cast in person or by proxy at the Transocean Extraordinary General Meeting.
The plurality requirement means that the nominee who receives the largest number of votes for a position as a director is elected to that position. Only votes FOR are counted in determining whether a plurality has been cast in favor of a nominee.
As further described in “Description of the Combined Company Securities — Voting — Election of Directors” beginning on page 127 of this Joint Proxy Statement, Transocean’s Corporate Governance Guidelines set forth the procedures if a nominee for director is elected but does not receive more votes cast FOR than AGAINST the nominee’s election.

Agenda Item	Resolution	Votes Necessary
Abstentions, blank or invalid ballots and broker non-votes will not have any effect on the outcome on the election of nominees.
5	Compensation Committee Election Resolutions
The affirmative vote of a plurality of the votes cast in person or by proxy at the Transocean Extraordinary General Meeting.
The plurality requirement means that the nominee who receives the largest number of votes for a position as a director is elected to that position. Only votes FOR are counted in determining whether a plurality has been cast in favor of a nominee.
As further described in “Description of the Combined Company Securities — Voting — Election of Directors” beginning on page 127 of this Joint Proxy Statement, Transocean’s Corporate Governance Guidelines set forth the procedures if a nominee for director is elected but does not receive more votes cast FOR than AGAINST the nominee’s election.
Abstentions, blank or invalid ballots and broker non-votes will not have any effect on the outcome on the election of nominees.

6	Additional Transocean Resolution
The affirmative vote of two-thirds of the votes entitled to vote at the Transocean Extraordinary General Meeting.
Abstentions, blank or invalid ballots and broker non-votes will not have any effect on the outcome of the vote on the Additional Transocean Resolution.

Persons Entitled to Vote
Only registered Transocean Shareholders are entitled to vote at the Transocean Extraordinary General Meeting. Each registered Transocean Shareholder has one vote for each Transocean Share held at the close of business on the Second Transocean Record Date. As of the Initial Transocean Record Date, there were [•] Transocean Shares outstanding.
Solicitation of Proxies
This Joint Proxy Statement is furnished by the Transocean Board in connection with the solicitation of proxies for use at the Transocean Extraordinary General Meeting to be held at [•] on [•], 2026 at [•] a.m. (Swiss time), and at any postponements or adjournments of the Transocean Extraordinary General Meeting.
The expenses of preparing, printing and mailing this Joint Proxy Statement and the materials used in the solicitation will be borne by Transocean. Transocean has retained Georgeson LLC for a fee of $20,000, plus expenses, to aid in the solicitation of proxies. Proxies may be solicited by personal interview, mail, telephone, facsimile, internet or other means of electronic distribution by Transocean’s directors, officers and employees, who will not receive additional compensation for those services. Arrangements also may be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of Transocean Shares held by those persons, and Transocean will reimburse them for reasonable expenses incurred by them in connection with the forwarding of solicitation materials.

Voting Procedures
Registered Transocean Shareholders
A proxy card has been sent to each shareholder registered in Transocean’s share register as of the close of business on [•], 2026. Any additional shareholders who are registered in Transocean’s share register as of the close of business on [•], 2026 will receive a copy of the proxy materials, including a proxy card, after [•], 2026. Transocean Shareholders not registered in Transocean’s share register as of [•], 2026 will not be entitled to attend, vote at or grant proxies to vote at, the Transocean Extraordinary General Meeting.
If you are registered as a Transocean Shareholder in Transocean’s share register as of [•], 2026 you may grant a proxy to vote on the Transocean Resolutions and any modification to the Transocean Resolutions or other matter on which voting is permissible under Swiss law and that is properly presented at the meeting for consideration in one of the following ways:
By Phone:   On a touch-tone telephone, call toll-free: +1 (800) 690-6903 24/7, and follow the instructions. You will need the 16-digit control number that is included in the voting instructions form that is sent to you. You will be able to confirm that the telephonic system has properly recorded your votes.
By Internet:   Go to www.proxyvote.com 24/7, and follow the instructions. You will need the 16-digit control number that is included in the voting instructions form that is sent to you. The internet system allows you to confirm that the system has properly recorded your voting instructions.
By Mail:   Complete, date, sign and return your proxy card in the postage-paid envelope. Do not mail the proxy card if you are submitting voting instructions over the internet or by telephone.
By Mobile Device:   Scan the QR code, which can be found on your voting instructions form that is sent to you.
We urge you to submit your voting instructions electronically over the internet, by telephone or return the proxy card by mail as soon as possible. All electronic voting instructions or proxy cards must be received no later than [•] Eastern Time on [•] ([•] Swiss time on [•], 2026), unless extended by Transocean.
Beneficial Transocean Shareholders
Transocean Shareholders who hold their shares in the name of a bank, broker or other nominee are considered the beneficial owner of Transocean Shares held in “street name,” and the proxy materials are being forwarded to you by your broker, or other nominee together with a voting instruction form. You should follow the instructions provided by your bank, broker or nominee for voting your Transocean Shares, including whether you may submit voting instructions by phone, internet, mail or mobile device.
The Share Issuance Resolutions, the NYSE 20% Share Issuance Proposal and the Election Resolutions are non-routine matters under NYSE rules and therefore, if you hold your Transocean Shares in “street name,” your broker will not be able to vote your Transocean Shares on the Share Issuance Resolutions, the NYSE 20% Share Issuance Proposal or the Election Resolutions unless the broker receives appropriate instructions from you. Transocean recommends that you contact your broker to exercise your right to vote your Transocean Shares.
Brokers have discretionary authority to vote only for the Additional Transocean Resolution. To make sure that your vote is counted, you should instruct your broker to vote your Transocean Shares, following the procedures provided by your broker. Many brokers solicit voting instructions over the internet or by telephone.
Participation at the Transocean Extraordinary General Meeting
The Transocean Extraordinary General Meeting will begin promptly at [•] a.m. (Swiss time) on [•], 2026.
Even if you plan to attend the Transocean Extraordinary General Meeting, Transocean recommends that you vote in advance, so that your vote will be counted if you later decide not to attend the Transocean Extraordinary General Meeting.

Voting of Proxies
If you have timely submitted a properly executed proxy card or electronic voting instructions, your Transocean Shares will be voted by the independent proxy in accordance with your instructions. Transocean Shareholders who have timely submitted their proxy but have not specifically indicated how to vote their Transocean Shares instruct the independent proxy to vote in accordance with the recommendations of the Transocean Board with regard to the items listed in the Notice of Transocean Extraordinary General Meeting.
If any modifications to the agenda items or proposals identified in the invitation or other matters on which voting is permissible under Swiss law are properly presented at the Transocean Extraordinary General Meeting for consideration, you instruct the independent proxy, in the absence of other specific instructions, to vote in accordance with the recommendations of the Transocean Board.
As of the date of this Joint Proxy Statement, the Transocean Board is not aware of any such modifications or other matters to come before the Transocean Extraordinary General Meeting.
Revocation of Proxies
You may revoke your proxy card at any time prior to the Transocean Extraordinary General Meeting by:
•
submitting a properly completed and executed proxy card with a later date and timely delivering it either directly to the independent proxy or to Vote Processing, c/o Broadridge at the addresses indicated below; or

•
giving written notice of the revocation prior to the meeting to:

Transocean 2026 EGM Vote Processing c/o Broadridge 51 Mercedes Way Edgewood, NY 11717 USA	or	Transocean 2026 EGM Vote Processing c/o Schweiger Advokatur/Notariat Dammstrasse 19 6300 Zug Switzerland
Your presence without voting at the Transocean Extraordinary General Meeting will not automatically revoke your proxy, and any revocation during the Transocean Extraordinary General Meeting will not affect votes in relation to agenda items that have already been voted on. If you hold your Transocean Shares in the name of a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee in revoking your previously granted proxy.
Transocean Shareholders may grant proxies to any third-party. Such third party need not be a Transocean Shareholder.
If you wish to attend and vote at the Transocean Extraordinary General Meeting, you are required to present either an original attendance card together with proof of identification, or if you own shares held in “street name,” a legal proxy issued by your bank, broker or other nominee in your name, together with proof of identification. If you plan to attend the Transocean Extraordinary General Meeting in person, Transocean urges you to arrive at the Transocean Extraordinary General Meeting location no later than [•] p.m., Swiss time, on [•], 2026. In order to determine attendance correctly, any Transocean Shareholder leaving the Transocean Extraordinary General Meeting early or temporarily will be requested to present such Transocean shareholder’s admission card upon exit.
Transocean Shareholder Support Agreement
On February 9, 2026, concurrently and in connection with the execution of the Business Combination Agreement, Valaris entered into the Transocean Shareholder Support Agreement with the Transocean Supporting Shareholders.
The Transocean Supporting Shareholders beneficially own, directly or indirectly, or exercise control or direction over, in the aggregate, Transocean Shares representing approximately 9% of the outstanding Transocean Shares as of the date of this Joint Proxy Statement and have agreed, subject to the terms of the

Transocean Shareholder Support Agreement, to, inter alia, vote their Transocean Shares owned at the time of the Transocean Extraordinary General Meeting in favor of the transactions contemplated by the Business Combination Agreement.
The foregoing is a summary of the principal terms of the Transocean Shareholder Support Agreement. This summary does not purport to be complete and is qualified in its entirety by the complete text of the Transocean Shareholder Support Agreement, a copy of which is available on EDGAR at www.sec.gov.
Transocean Shares Beneficially Held by Principal Holders of Securities and Directors and Executive Officers
On the Initial Transocean Record Date, there were [•] outstanding Transocean Shares. Each Transocean Share carries the right to vote.
On the Initial Transocean Record Date, directors and executive officers of Transocean and their affiliates beneficially owned and had the right to vote [•] Transocean Shares, representing approximately [•]% of the total outstanding Transocean Shares.

RESOLUTIONS SUBMITTED TO TRANSOCEAN SHAREHOLDERS
Agenda Item 1:   Transocean Ordinary Share Capital Increase Resolution
Proposal of the Transocean Board
The Transocean Board proposes that Transocean Shareholders approve the issuance of 15.235 new Transocean Shares in exchange for each Valaris Share issued and outstanding immediately prior to the Effective Time (other than Valaris Shares owned by (A) Valaris as treasury shares or owned by any subsidiary of Valaris or (B) Transocean or any subsidiary of Transocean), but in any event not exceeding [•] newly issued Transocean Shares in an ordinary share capital increase on a non-preemptive rights basis, as required in connection with the Business Combination and subject to customary adjustments prior to the Effective Time in accordance with the terms of the Business Combination Agreement, as further described below and in the shareholders’ resolution set forth in Appendix C to this Joint Proxy Statement.
Explanation
Pursuant to the Business Combination Agreement, the consideration payable by Transocean for the acquisition of all Valaris Shares consists entirely of Transocean Shares. Specifically, Transocean is required to issue 15.235 new Transocean Shares (the “Exchange Shares”) for each Valaris Share issued and outstanding immediately prior to the Effective Time, excluding any Valaris Shares held (A) by Valaris as treasury shares or by any subsidiary of Valaris, or (B) by Transocean or any subsidiary of Transocean, subject to customary adjustments in accordance with the terms of the Business Combination Agreement, including adjustments to reflect the effect of any share or stock split, reverse split, share or stock dividend (including any dividend or distribution of securities convertible into Transocean Shares or Valaris Shares, other than share or stock dividends paid in lieu of ordinary course dividends), consolidation, reclassification, reorganization, recapitalization or other similar change with respect to Transocean Shares or Valaris Shares occurring after the date of the Business Combination Agreement and prior to the Effective Time. The Exchange Ratio will be adjusted as necessary to reflect the effect of any such corporate actions.
Depending on the number of Valaris Shares issued and outstanding immediately prior to the Effective Time, the aggregate number of Exchange Shares to be issued is expected to be up to [•].
To fulfill its obligations under the Business Combination Agreement, the Transocean Board proposes to increase Transocean’s share capital by way of an ordinary share capital increase and to issue the Exchange Shares against a contribution-in-kind of the Valaris Shares. The preemptive rights of existing Transocean Shareholders will be withdrawn and allotted to an exchange or settlement agent acting on behalf of the Valaris Shareholders contributing the Valaris Shares. The contribution obligation with respect to the Valaris Shares will arise from the Scheme of Arrangement to which Valaris is a party, subject to and upon receipt of the Sanction Order.
The shareholders’ resolution to be adopted in connection with the Transocean Ordinary Share Capital Increase Resolution is set forth in Appendix C to this Joint Proxy Statement.
Voting Requirement
Approval of the Transocean Ordinary Share Capital Increase Resolution requires the affirmative vote of two-thirds of the votes and the absolute majority of the par value of the Transocean Shares, each as represented at the Transocean Extraordinary General Meeting. Abstentions, blank or invalid ballots will have the effect of a vote AGAINST the Transocean Ordinary Share Capital Increase Resolution. Broker non-votes will not have any effect on the outcome of the vote on the Transocean Ordinary Share Capital Increase Resolution.
Approval of the Transocean Ordinary Share Capital Increase Resolution, the Transocean Capital Band Resolution and the NYSE 20% Share Issuance Proposal is a condition to the completion of the Business Combination. In addition, approval of each of the Transocean Ordinary Share Capital Increase Resolution, the Transocean Capital Band Resolution, and the NYSE 20% Share Issuance Proposal are interdependent:

unless all three resolutions are approved by Transocean Shareholders at the Transocean Extraordinary General Meeting, none of them or the elections under the Election Resolutions will become effective.
If the Business Combination is not completed, no Transocean Shares will be issued pursuant to the Transocean Ordinary Share Capital Increase Resolution, even if such resolution is approved by Transocean Shareholders.
Additional Conditions and Requirements
The Transocean Ordinary Share Capital Increase Resolution will be implemented and applied for registration in the Commercial Register only if, in addition to the application for registration in the Commercial Register of the ordinary share capital increase and the Transocean Shares issued on that basis, the amendments to the Transocean Articles creating the capital band pursuant to the Transocean Capital Band Resolution and a share capital increase on the basis and within the limits of such capital band for the purposes set forth in Article 5, paragraph 7(a), (b) and (c) of the Transocean Articles are applied for registration in the Commercial Register. In addition, the registration of the Transocean Ordinary Share Capital Increase Resolution in the Commercial Register must be applied for within six months of its approval by the Transocean Shareholders at the Transocean Extraordinary General Meeting; failure to file for registration of the Transocean Ordinary Share Capital Increase Resolution within such six-month period will cause the Transocean Ordinary Share Capital Increase Resolution to become invalid.
For the full text of the shareholders’ resolutions related to the Transocean Ordinary Share Capital Increase Resolution and the Transocean Capital Band Resolution, see Appendices C, D and E, respectively, to this Joint Proxy Statement.
Recommendation of the Transocean Board
The Transocean Board recommends you vote FOR this Agenda Item 1.

Agenda Item 2:   Transocean Capital Band Resolution
Proposal of the Transocean Board
The Transocean Board proposes that Transocean Shareholders approve an amendment to the Transocean Articles, as further described in the shareholders’ resolution set forth in Appendix D to this Joint Proxy Statement, to create a capital band pursuant to the Transocean Articles, authorizing the Transocean Board to issue up to [•] new Transocean Shares to satisfy entitlements of the beneficiaries under:
(A)
the Transocean Long-Term Incentive Plan;

(B)
the Valaris Incentives, the settlement of which will be made, pursuant to the Business Combination Agreement and the transactions contemplated thereunder, in Transocean Shares; and

(C)
the Valaris Warrants, the settlement of which will be made, pursuant to the Business Combination Agreement and the transactions contemplated thereunder, in Transocean Shares.

Explanation
In connection with the Business Combination, Transocean is required to assume certain equity-based compensation obligations and warrant obligations of Valaris. To address these needs, the Transocean Board proposes to amend the Transocean Articles to create a capital band (the “Capital Band”), authorizing the Transocean Board to issue up to [•] new Transocean Shares.
The new Transocean Shares issuable under the Capital Band are intended to cover entitlements arising under each of the below.
(A)
The Transocean Long-Term Incentive Plan.

Transocean will be required to make Transocean Shares available from time to time, including after the completion of the Business Combination, to satisfy existing and future awards and grants under the Transocean Long-Term Incentive Plan. In light of the expanded pool of beneficiaries entitled to receive Transocean Shares under both the Transocean Long-Term Incentive Plan and the Valaris Incentives following the Business Combination, Transocean has determined that it is in its best interest to increase the number of Transocean Shares available for such plans. This increase has therefore been factored into the number of Transocean Shares available to the Board under the proposed Capital Band to be created as part of the Business Combination.
(B)
Valaris Incentives.

Pursuant to the Business Combination Agreement, at the Effective Time, each Valaris RSU that is outstanding immediately prior to the date of the Business Combination Agreement will, to the extent outstanding immediately prior to the Effective Time: (i) vest at the Effective Time; (ii) be automatically converted into the right to receive a number of Transocean Shares equal to the product of (x) the number of Valaris Shares subject to such Valaris RSU multiplied by (y) the Exchange Ratio, reduced by the number of Transocean Shares to satisfy any tax withholding obligations associated with the settlement of such Valaris RSU, rounded to the nearest whole share; and (iii) except with respect to the rights of each holder set forth in clause (ii) above, automatically be canceled, retired and will cease to exist. Notwithstanding the foregoing, any holder of Valaris RSUs that has made a valid election to settle any Valaris RSUs in cash will be entitled to receive a cash payment from Valaris for such Valaris RSUs in accordance with the applicable terms prior to the Effective Time.
Pursuant to the Business Combination Agreement, at the Effective Time, subject to limited exceptions, each Valaris PSU that is outstanding immediately prior to the date of the Business Combination Agreement will, to the extent outstanding immediately prior to the Effective Time: (i) vest at the Effective Time with the number of Valaris Shares earned under such Valaris PSU being based on the actual achievement of the applicable performance goals as of the Effective Time, as determined by the Valaris Board in accordance with the applicable terms; (ii) be converted automatically into the right to receive a number of Transocean Shares equal to the product of (x) the number of Valaris Shares earned pursuant to clause (i) above multiplied by (y) the Exchange Ratio, reduced by the number of Transocean Shares to satisfy any tax withholding obligations associated with the settlement of such Valaris PSU, and rounded to the nearest whole share; and (iii) except with respect to the rights of each holder set forth in clause (ii) above, automatically be canceled, retired and will cease to exist.
Pursuant to the Business Combination Agreement, at the Effective Time, each Valaris RSU and Valaris PSU that is granted after the date of the Business Combination Agreement and outstanding immediately prior to the Effective Time, will generally be assumed by Transocean and converted into a Transocean time-based equity award, which will be subject to the same terms and conditions as applied to the Valaris RSU or Valaris PSU immediately prior to the Effective Time, except that performance-based vesting conditions will no longer apply. Each Transocean time-based equity award converted from a Valaris PSU will cover a number of Transocean Shares equal to the product of: (i) the target number of Valaris Shares subject to such Valaris PSU; and (ii) the Exchange Ratio, rounded to the nearest whole number of Transocean Shares.
(C)
Valaris Warrants.

Pursuant to the Business Combination Agreement, at the Effective Time, each Valaris Warrant that is outstanding and unexercised as of immediately prior to the Effective Time, will immediately be assumed by Transocean, remain outstanding and, in lieu of the number of Valaris Shares then exercisable under such Valaris Warrant prior to the Effective Time, be exercisable for a number of Transocean Shares as determined in accordance with the terms of the Valaris Warrant Agreement. Transocean has agreed to take all actions necessary to cause the Valaris Warrant Agreement to continue to be in full force and effect from and after the Effective Time.
The Capital Band will authorize the Transocean Board to issue new Transocean Shares within the specified limit without the need for a further shareholder resolution at the time of the issuance of the Transocean Shares. The preferential subscription rights of existing Transocean Shareholders will be excluded with respect to Transocean Shares issued under the Capital Band, as the relevant Transocean Shares are to be issued solely for the purpose of satisfying the obligations described above. The Transocean Board will make use of the authority under the Capital Band in connection with the consummation of the Business Combination shortly after the Effective Time in order to comply with Transocean’s obligations under the Business Combination Agreement.
The shareholders’ resolution to be adopted to amend the Transocean Articles to create the Capital Band is set forth in Appendix D to this Joint Proxy Statement.
Voting Requirement
Approval of the Transocean Capital Band Resolution requires the affirmative vote of two-thirds of the votes and the absolute majority of the par value of the Transocean Shares each as represented at the Transocean Extraordinary General Meeting. An abstention, blank or invalid ballot will have the effect of a vote AGAINST the Transocean Capital Band Resolution. Broker non-votes will not have any effect on the outcome of the vote on the Transocean Capital Band Resolution.
Approval of the Transocean Capital Band Resolution, the Transocean Ordinary Share Capital Increase Resolution and the NYSE 20% Share Issuance Proposal is a condition to the completion of the Business Combination. In addition, approval of each of the Transocean Ordinary Share Capital Increase Resolution, the Transocean Capital Band Resolution, and the NYSE 20% Share Issuance Proposal are interdependent: unless all three resolutions are approved by Transocean Shareholders at the Transocean Extraordinary General Meeting, none of them or the elections under the Election Resolutions will become effective.
If the Business Combination is not completed, the Transocean Articles will not be amended to include the Capital Band pursuant to the Transocean Capital Band Resolution, even if such resolution is approved by Transocean Shareholders. Instead, the capital band provision proposed by the Transocean Board to the Transocean Shareholders for adoption at the 2026 annual general meeting of Transocean would be reinstated if Transocean Shareholders approve such proposal at the 2026 annual general meeting.

Additional Conditions and Requirements
The effectiveness of the Transocean Capital Band Resolution is conditioned upon the implementation of the ordinary share capital increase pursuant to the Transocean Ordinary Share Capital Increase Resolution.
The Transocean Capital Band Resolution will be implemented and applied for registration in the Commercial Register only if the ordinary share capital increase pursuant to the Transocean Ordinary Share Capital Increase Resolution and the Transocean Shares issued on that basis and a share capital increase on the basis and within the limits of the Capital Band for the purposes set forth in Article 5, paragraph 7(a), (b) and (c) of the Transocean Articles are applied for registration in the Commercial Register.
Recommendation of the Transocean Board
The Transocean Board recommends you vote FOR this Agenda Item 2.

Agenda Item 3:   NYSE 20% Share Issuance Proposal
Proposal of the Transocean Board
As required by the rules of the NYSE, the Transocean Board proposes that the Transocean Shareholders approve the issuance of Transocean Shares pursuant to the Share Issuance Resolutions (subject to approval of each of the Share Issuance Resolutions by Transocean Shareholders) in connection with the Business Combination.
Explanation
If the Business Combination is completed pursuant to the Business Combination Agreement, Transocean expects to issue up to [•] new Transocean Shares in exchange for Valaris Shares in the Business Combination pursuant to the Transocean Ordinary Share Capital Increase Resolution and up to [•] new Transocean Shares from the Capital Band adopted pursuant to the Transocean Capital Band Resolution. Under the rules of the NYSE, shareholder approval must be obtained for the issuance of shares in excess of 20% of the number of shares issued and outstanding. As of [•], 2026, the number of Transocean Shares that may be issued in connection with the Business Combination represents up to approximately [•]% of the Transocean Shares issued and outstanding. Other than as described in Agenda Items 1 and 2, there is no Swiss law requirement for any additional shareholder approval of the issuance of these Transocean Shares.
Voting Requirement
Approval of the NYSE 20% Share Issuance Proposal requires the affirmative vote of a relative majority (which is the affirmative vote of a simple majority) of the votes cast in person or by proxy at the Transocean Extraordinary General Meeting. Abstentions, blank or invalid ballots and broker non-votes will not have any effect on the outcome of the vote on the NYSE 20% Share Issuance Proposal.
Approval of the NYSE 20% Share Issuance Proposal, the Transocean Ordinary Share Capital Increase Resolution and the Transocean Capital Band Resolution is a condition to the completion of the Business Combination. In addition, approval of each of the Transocean Ordinary Share Capital Increase Resolution, the Transocean Capital Band Resolution, and the NYSE 20% Share Issuance Proposal are interdependent: unless all three resolutions are approved by Transocean Shareholders at the Transocean Extraordinary General Meeting, none of them will become effective or the elections under the Election Resolutions.
If the Business Combination is not completed, Transocean will not issue any Transocean Shares pursuant to the NYSE 20% Share Issuance Proposal, even if such proposal was approved by Transocean Shareholders.
Recommendation of the Transocean Board
The Transocean Board recommends you vote FOR this Agenda Item 3.

Agenda Item 4:   Board Election Resolutions
Proposal of the Transocean Board
The Transocean Board proposes that the Transocean Shareholders elect Dick Fagerstal and Kristian Johansen as new directors to the Transocean Board, with such election to become effective upon, and subject to the occurrence of, the consummation of the Business Combination, each for a term of office extending until completion of the next annual general meeting of Transocean.
Explanation
Pursuant to the Business Combination Agreement, Transocean agreed to submit to Transocean Shareholders at the Transocean Extraordinary General Meeting a proposal to elect the Valaris Nominees.
The Transocean Board has designated the Governance, Safety & Environment Committee as the committee authorized to consider and recommend candidates to the Transocean Board. The Governance, Safety & Environment Committee has reviewed the background, qualifications and experience of each of the Valaris Nominees and has recommended to the Transocean Board that their election to the Transocean Board is in the best interests of Transocean and the Transocean Shareholders. Following consideration of the Governance, Safety & Environment Committee’s recommendation, the Transocean Board approved the nomination of the Valaris Nominees for election. The Governance, Safety & Environment Committee believes that the Valaris Nominees will bring valuable industry knowledge and relevant experience to the Transocean Board, and that their addition is consistent with the Transocean Board’s commitment to maintaining a well-qualified board following completion of the Business Combination. The Governance, Safety & Environment Committee evaluated the independence status of each of the Valaris Nominees and determined that each Valaris Nominee met the applicable NYSE and SEC independence standards, and that following their election, the Transocean Board will continue to have a majority of independent directors.
The election of the Valaris Nominees would take effect upon, and subject to, the completion of the Business Combination, with each Valaris Nominee serving for a term of office extending until the completion of the next annual general meeting of Transocean.
If the Valaris Nominees are elected by Transocean Shareholders but the Business Combination Agreement is subsequently terminated and the Business Combination is not completed, the election of the Valaris Nominees will not become effective and they will not assume office as members of the Transocean Board, notwithstanding such shareholder approval.
In connection with the election of the Valaris Nominees, Vincent J. Intrieri and Samuel J. Merksamer, each a current member of the Transocean Board, have agreed to resign from the Transocean Board at the Effective Time, subject to the election of the Valaris Nominees by Transocean Shareholders and the consummation of the Business Combination. As a result of the election of the Valaris Nominees and the resignations of Messrs. Intrieri and Merksamer, the Transocean Board will continue to comprise 11 members following completion of the Business Combination.
Voting Requirement
The election of each of the Valaris Nominees requires the affirmative vote of a plurality of the votes cast in person or by proxy at the Transocean Extraordinary General Meeting. Abstentions, blank or invalid ballots and broker non-votes will not have any effect on the outcome on the election of the Valaris Nominees.
The plurality requirement means that the nominee who receives the largest number of votes for a position as a director is elected to that position. Only votes FOR are counted in determining whether a plurality has been cast in favor of a nominee.
As further described in “Description of the Combined Company Securities — Voting — Election of Directors” beginning on page 190 of this Joint Proxy Statement, Transocean’s Corporate Governance Guidelines set forth the procedures if a nominee for director is elected but does not receive more votes cast FOR than AGAINST the nominee’s election.

Approval of the Board Election Resolutions is not a condition to the completion of the Business Combination. Approval of the Transocean Ordinary Share Capital Increase Resolution, the Transocean Capital Band Resolution and the NYSE 20% Share Issuance Proposal and the satisfaction of the conditions and requirements set forth therein are a condition to the completion of the Business Combination. If any of these resolutions are not approved by Transocean Shareholders at the Transocean Extraordinary General Meeting, the Business Combination will not be consummated and the election of the Valaris Nominees will not become effective, even if the Board Election Resolutions are approved by Transocean Shareholders.
If the Transocean Ordinary Share Capital Increase Resolution, the Transocean Capital Band Resolution and the NYSE 20% Share Issuance Proposal are approved by Transocean Shareholders at the Transocean Extraordinary General Meeting, but the Board Election Resolutions are not approved at the Transocean Extraordinary General Meeting, the Valaris Nominees will not be elected to the Transocean Board and Vincent J. Intrieri and Samuel J. Merksamer will remain as directors on the Transocean Board.
The information regarding each of the Valaris Nominees presented below is as of the date of this Joint Proxy Statement.
The Valaris Nominees
CHAIRMAN OF THE BOARD, TIDEWATER INC. SWEDISH AND U.S. CITIZEN Independent Age: 65 Committees (for Valaris) Audit (Chair) Safety and Sustainability Other Current Public Company Boards Tidewater Inc.
DICK FAGERSTAL
Career Highlights
Dick Fagerstal has served as a director on the Valaris Board since 2021. He also currently serves as the Chairman of the Board of Tidewater Inc. (NYSE: TDW), in addition to serving as a member of its nominating and corporate governance committee and its compensation and human capital committee. He has served on its board of directors since 2017. Mr. Fagerstal served as Executive Chairman of the Global Marine Group, based in Chelmsford, United Kingdom, a subsea cable installation and maintenance business operating globally in the telecoms, offshore renewables, and oil and gas sectors, from February 2020 to March 2023. Mr. Fagerstal continued to serve as a director of Global Marine Group until the sale of the business in March 2025. From 2014 to 2020 Mr. Fagerstal served as Chairman & Chief Executive Officer of Global Marine Holdings LLC, which was the prior owner of the business. He served as an Independent Director of Frontier Oil Corporation, Manila, Philippines from 2014 to 2017. Mr. Fagerstal previously held the positions of Senior Vice President, Finance & Corporate Development from 2003 to 2014 and Vice President Finance & Treasurer from 1997 to 2003 at SEACOR Holdings Inc. (NYSE: CKH). Mr. Fagerstal held the positions of Executive Vice President, Chief Financial Officer and Director of Era Group Inc. (NYSE: ERA) from 2011 to 2012 and was the Senior Vice President, Chief Financial Officer, and Director of Chiles Offshore Inc. (AMEX: COD) from 1997 to 2002. From 1986 to 1997, Mr. Fagerstal served as a senior banker at DNB ASA in New York with a focus on the maritime and energy services industries, and before he started his business career, Mr. Fagerstal served as an officer in the Special Air Service unit of the Swedish Special Forces from 1979 to 1983 followed by service in the reserves until 1995. Mr. Fagerstal received a B.S. in Economics and Law from the University of Gothenburg and an M.B.A. in Finance from New York University, as a Fulbright Scholar. With respect to cybersecurity and artificial intelligence qualifications, Mr. Fagerstal has obtained a National Association of Corporate Directors (“NACD”) Cybersecurity Certification. He has also completed the Harvard University course “Cybersecurity: The

Intersection of Policy and Technology” and a course at Stanford University on artificial intelligence governance. Mr. Fagerstal has also completed coursework at Harvard on board effectiveness. Mr. Fagerstal also obtained an NACD Directorship Certification.
Education
Bachelor of Science, Economics and Law, University of Gothenburg (1984)
Masters of Business Administration in Finance, Fulbright Scholar, New York University (1986)
NACD Cybersecurity Certification (2021)
Cybersecurity: The Intersection of Policy and Technology, Harvard University (2020)
Coursework on board effectiveness, Harvard University (2024)
Coursework on artificial intelligence governance, Stanford University (2025)
NACD Directorship Certification (2023)
Key Qualifications and Expertise
The particular experience, qualifications, attributes and skills that led the Transocean Board to conclude that Mr. Fagerstal should serve as a director include his business, finance and accounting background. In addition, his knowledge of the energy, renewables and maritime industries contributes to the Transocean Board’s ability to monitor the risks facing Transocean.

CHIEF EXECUTIVE OFFICER, TGS ASA NORWEGIAN CITIZEN Independent Age: 54 Committees (for Valaris) Compensation Safety and Sustainability Other Current Public Company Boards International Seaways
KRISTIAN JOHANSEN
Career Highlights
Kristian Johansen has served on the Valaris Board since 2023 and as the Chief Executive Officer of TGS ASA (OSE: TGS), a leading global energy data and intelligence company, since March 2016. He joined TGS in 2010 as the Chief Financial Officer before becoming the Chief Operating Officer in early 2015. Kristian has almost 20 years of executive experience for public companies in the construction, technology, and energy industries. Mr. Johansen currently serves on the board of directors of International Seaways (NYSE: INSW) and has served as a board member and chair of several public companies and energy industry associations since 2013. Mr. Johansen earned his undergraduate and master’s degrees in business administration from the University of New Mexico in 1998 and 1999.
Education
Business Administration, University of New Mexico (1998)
Masters, Business Administration, University of New Mexico (1999)
Key Qualifications and Expertise
The particular experience, qualifications, attributes and skills that led the Transocean Board to conclude that Mr. Johansen should serve as a director include his senior executive leadership experience across multiple industries, particularly within the oil and natural gas sector.

The Transocean Board has determined that the Valaris Nominess are independent and meet the applicable independence standards set by the NYSE, the SEC and Transocean’s Corporate Governance Guidelines. In making its independence determinations, the Transocean Board considered the fact that Mr. Fagerstal is Chairman of the Board of Tidewater Inc., a company with which Transocean conducts business in the ordinary course, and concluded that this relationship has no effect on the independence of Mr. Fagerstal.
Certain Relationships and Related Party Transactions
The Transocean Board has a written policy with respect to related person transactions pursuant to which such transactions are reviewed, approved or ratified. For more information regarding such policy, see “Additional Information Concerning Transocean and Documents Incorporated by Reference by Transocean” beginning on page 210 of this Joint Proxy Statement.
Famatown Support Agreement
On May 19, 2026, Transocean entered into a support agreement (the “Famatown Support Agreement”) with Famatown Finance Limited, Kristian Johansen and the other parties thereto, pursuant to which Transocean has agreed, subject to the terms and conditions set forth therein, to nominate Mr. Johansen for election to the Transocean Board (the “Initial Nomination Right”) at (i) the Transocean Extraordinary General Meeting, with his election conditioned on approval of the Board Election Resolutions and consummation of the Business Combination, and (ii) each annual or extraordinary meeting of Transocean Shareholders at which directors are elected during the period commencing at the Transocean Extraordinary General Meeting and ending on the date that is two years thereafter (the “Re-Nomination Period”). If the Transocean Board includes Mr. Johansen or another replacement director reasonably acceptable to the Transocean Board (a “Replacement Director”) on Transocean’s slate of director nominees for any subsequent annual general meeting of Transocean Shareholders and Mr. Johansen or the Replacement Director is elected to serve as a Transocean director at such meeting, the Re-Nomination Period will be extended until completion of the next annual general meeting of Transocean Shareholders.
If Mr. Johansen is not elected to the Transocean Board at the Transocean Extraordinary General Meeting or any meeting of Transocean Shareholders during the Re-Nomination Period, the Famatown Parties (as defined in the Famatown Support Agreement) have the right to nominate a Replacement Director and the Transocean Board shall promptly nominate such Replacement Director for election at the next meeting of Transocean Shareholders, subject to the terms and conditions set forth in the Famatown Support Agreement (together with the Initial Nomination Right, the “Nomination Right”). At any time Mr. Johansen or a Replacement Director is not a member of the Transocean Board during the Re-Nomination Period, the Famatown Parties have the right to designate an individual reasonably acceptable to the Transocean Board as an observer to the Transocean Board and each committee thereof (the “Observer Right”). The Famatown Support Agreement contains customary standstill and voting covenants applicable to the Famatown Parties during the Re-Nomination Period, as well as important conditions relating to the Nomination Right and Observer Right.
Pursuant to the Famatown Support Agreement, Mr. Johansen has agreed to tender his resignation as a director of the Transocean Board, effective upon a determination by a majority of the Transocean Board (excluding Mr. Johansen), and the Famatown Support Agreement and the Re-Nomination Period will terminate, if, among others, (i) the Famatown Parties do not own at least 3.5% of the total issued and outstanding Transocean Shares, (ii) the Famatown Parties breach their standstill and voting commitments or (iii) Mr. Johansen or a Replacement Director fails to comply with applicable Transocean policies.
Recommendation of the Transocean Board
The Transocean Board recommends you vote FOR the election of each of the Valaris Nominees.

Agenda Item 5:   Compensation Committee Election Resolutions
Proposal of the Transocean Board
The Transocean Board proposes that the Transocean Shareholders elect William F. “Bill” Lacey and Domenic J. “Nick” Dell’Osso, Jr. as new members to Transocean’s Compensation Committee (the “Transocean Compensation Committee”), with such election to become effective upon, and subject to the occurrence of, the consummation of the Business Combination, each for a term of office extending until completion of the next annual general meeting of Transocean.
Explanation
Pursuant to the Swiss law and the Transocean Articles, the authority to elect the members of the Compensation Committee is vested with the general meeting of shareholders. The term of office of each member of the Compensation Committee extends until the completion of the next annual general meeting, consistent with the term of office of the other members of the Transocean Board.
The proposed nominees for election to the Transocean Compensation Committee are all existing members of the Transocean Board. In connection with the Business Combination, the Transocean Board has conducted a review of its governance structure and the allocation of responsibilities among its members, including committee assignments. As a result of this review, the Transocean Board has determined to reorganize its committee structure.
As part of this reorganization, Vanessa C.L. Chang and Frederico F. Curado will step down from the Transocean Compensation Committee. In their place, upon the recommendation of the Governance, Safety & Environment Committee, the Transocean Board proposes to elect William F. “Bill” Lacey and Domenic J. “Nick” Dell’Osso, Jr. as new members of the Transocean Compensation Committee, each of whom is an existing member of the Transocean Board. Glyn A. Barker, who currently serves on the Transocean Compensation Committee, will continue to do so.
The proposed elections will become effective upon, and subject to, the consummation of the Business Combination, and each nominee will serve until the completion of the next annual general meeting of Transocean.
Voting Requirement
The election of each of nominee to the Transocean Compensation Committee requires the affirmative vote of a plurality of the votes cast in person or by proxy at the Transocean Extraordinary General Meeting. Abstentions, blank or invalid ballots and broker non-votes will not have any effect on the outcome on the election of the nominees to the Transocean Compensation Committee.
The plurality requirement means that the nominee who receives the largest number of votes for a position as a director is elected to that position. Only votes FOR are counted in determining whether a plurality has been cast in favor of a nominee.
As further described in “Description of the Combined Company Securities — Voting — Election of Directors” beginning on page 190 of this Joint Proxy Statement, Transocean’s Corporate Governance Guidelines set forth the procedures if a nominee for director is elected but does not receive more votes cast FOR than AGAINST the nominee’s election.
Approval of the Compensation Committee Election Resolutions is not a condition to the completion of the Business Combination. Approval of the Transocean Ordinary Share Capital Increase Resolution, the Transocean Capital Band Resolution and the NYSE 20% Share Issuance Proposal is a condition to the completion of the Business Combination. If any of these resolutions are not approved by Transocean Shareholders at the Transocean Extraordinary General Meeting, the Business Combination will not be consummated and the election of the nominees to the Transocean Compensation Committee will not become effective, even if the Compensation Committee Election Resolutions are approved by Transocean Shareholders.

If the Transocean Ordinary Share Capital Increase Resolution, the Transocean Capital Band Resolution and the NYSE 20% Share Issuance Proposal are approved by Transocean Shareholders at the Transocean Extraordinary General Meeting, but the Compensation Committee Election Resolutions are not approved at the Transocean Extraordinary General Meeting, the nominees will not be elected to Transocean Compensation Committee and Glyn A. Barker, Vanessa C.L. Chang and Frederico F. Curado will remain on the Compensation Committee.
The information regarding each of the nominees to the Transocean Compensation Committee presented below is as of the date of this Joint Proxy Statement.
The Transocean Compensation Committee Nominees
EXECUTIVE VICE PRESIDENT AND CFO, WOODWARD, INC. U.S. CITIZEN Independent Age: 56 Committees Audit
WILLIAM F. “BILL” LACEY
Career Highlights
William F. “Bill” Lacey has served as a Transocean director since 2025. Mr. Lacey has been Executive Vice President and Chief Financial Officer of Woodward, Inc. since May 2023. Mr. Lacey previously served as Vice President of Finance, Books and Kindle Content at Amazon, Inc. from 2022 to 2023. Prior to joining Amazon, Mr. Lacey was President and Chief Executive Officer of GE Lighting, a division of Savant Systems, Inc. (“Savant”) from 2020 to 2022, and President and Chief Executive Officer of GE Lighting at General Electric Company (“GE”) from 2016 to 2020 when GE Lighting was acquired by Savant. During nearly three decades with GE, Mr. Lacey also served as President and Chief Financial Officer of GE Home & Business Solution Lighting from 2011 to 2016, Chief Financial Officer of GE Healthcare Medical Diagnostic from 2007 to 2011, and as Chief Financial Officer of GE Wind Energy from 2002 to 2005. Mr. Lacey served as a director of Parker-Hannifin Corporation from 2021 to 2023.
Education
Bachelor’s degree, Accounting and Business Management, Florida Agricultural and Mechanical University (1992)
Key Qualifications and Expertise
The Transocean Board recommends that Mr. Lacey serve on the Transocean Compensation Committee due to his experience and expertise in:
Accounting & Auditing
Finance, Debt & Capital Markets
Human Capital Management
Mergers & Acquisitions
Multinational Company
Public Company Governance
Strategy
Technology, Research & Development

FORMER PRESIDENT AND CEO, EXPAND ENERGY CORPORATION U.S. CITIZEN Independent Age: 49 Committees Finance Governance, Safety & Environment
DOMENIC J. “NICK” DELL’OSSO, JR.
Career Highlights
Domenic J. “Nick” Dell’Osso, Jr. has served as a Transocean director since 2023. Mr. Dell’Osso served as President and Chief Executive Officer of Expand Energy Corporation (NASDAQ: EXE) (formerly Chesapeake Energy Corporation) from 2021 to 2026. He previously served as Chesapeake’s Executive Vice President and Chief Financial Officer from 2010 until 2021. Prior to that time, he served as Vice President — Finance and Chief Financial Officer of Chesapeake’s wholly owned midstream subsidiary, Chesapeake Midstream Development, L.P. from 2008 to 2010. Before joining Chesapeake, Mr. Dell’Osso was an energy investment banker with Jefferies & Co. from 2006 to 2008 and Banc of America Securities from 2004 to 2006.
Education
Master of Business Administration, Finance, University of Texas at Austin (2003)
Bachelor’s degree, Economics, Boston College (1998)
Key Qualifications and Expertise
The Transocean Board recommends that Mr. Dell’Osso serve on the Transocean Compensation Committee due to his experience and expertise in:
Accounting & Auditing
Finance, Debt & Capital Markets
Human Capital Management
Legal & Compliance
Mergers & Acquisitions
Oil & Gas (Including Oilfield Services)
Public Company CEO
Public Company Governance
Safety & Environment
Strategy
Sustainability Risk, Reporting & Disclosures

Recommendation of the Transocean Board
The Transocean Board recommends you vote FOR the election of each of the nominees to the Transocean Compensation Committee.

Agenda Item 6:   The Additional Transocean Resolution
Proposal of the Transocean Board
The Transocean Board proposes that the Transocean Shareholders approve the amendments to the Transocean Articles to remove Article 38 from Transocean’s Articles and to remove the reference to Article 38 in Article 22 of the Transocean Articles.
Explanation
This proposal is unrelated to the Business Combination. Article 38 of the Transocean Articles, which permitted a temporary increase in the maximum number of directors through the completion of Transocean’s 2015 annual general meeting, is no longer operative and therefore obsolete. Together with the removal of Article 38, Transocean Shareholders are asked to approve the removal of the reference to Article 38 in Article 22 of the Transocean Articles.
The shareholders’ resolution and related amendments to the Transocean Articles to be adopted in connection with the Additional Transocean Resolution is set forth in Appendix E to this Joint Proxy Statement.
Voting Requirement
Approval of the Additional Transocean Resolution requires the affirmative vote of two-thirds of the votes entitled to vote at the Transocean Extraordinary General Meeting. Abstentions, blank or invalid ballots and broker non-votes will not have any effect on the outcome of the vote on the Additional Transocean Resolution.
Approval of the Additional Transocean Resolution is not a condition to the completion of the Business Combination.
If the Additional Transocean Resolution is not approved at the Transocean Extraordinary General Meeting, the Transocean Articles will not be amended to remove Article 38 and related changes in Article 22.
Recommendation of the Transocean Board
The Transocean Board recommends you vote FOR Agenda Item 6.

DESCRIPTION OF THE BUSINESS COMBINATION
Background to the Business Combination
On February 9, 2026, Transocean and Valaris entered into the Business Combination Agreement, which sets out the terms and conditions for consummating the Business Combination. The Business Combination Agreement is the result of arm’s length negotiations among representatives of Transocean and Valaris and their respective legal and financial advisors. The following is a summary of the principal events that led to the execution and public announcement of the Business Combination Agreement. This summary does not purport to catalog every interaction among Valaris, Transocean, their respective board of directors, management or other parties or their respective advisors or representatives, but is instead a summary of material developments over the course of such discussions and negotiations.
The Transocean Board and the Transocean management team regularly review and consider Transocean’s long-term strategic plans and objectives, including business combinations, acquisitions, and other strategic opportunities. As part of this ongoing evaluation, the Transocean Board, together with Transocean’s management team, has from time to time considered various opportunities to enhance shareholder value, including the possibility of a strategic combination with other companies in the offshore contract drilling industry in order to improve Transocean’s capabilities and drive cost efficiencies. The Transocean Board and the Transocean management team were generally familiar with Valaris, its business and its management team, and believed that a potential combination of the two companies at the right time and on appropriate terms could provide an opportunity to enhance shareholder value.
Similarly, the Valaris Board and Valaris management, with the assistance of Valaris’ advisors, regularly reviews and assesses Valaris’ operations and strategy, competitive position, prospects and opportunities to increase shareholder value. The Valaris Board and Valaris management also monitor developments in the offshore drilling industry, as well as the opportunities and challenges facing participants in the industry. As part of this regular review and assessment, the Valaris Board and Valaris management have periodically considered potential strategic alternatives, including strategic acquisitions and divestitures, and representatives of Valaris have, from time to time, met or engaged in discussions with potential counterparties regarding potential opportunities, including discussions with Transocean and other parties in the offshore drilling industry.
Following an initial outreach from representatives of Transocean in June 2023, Valaris engaged in intermittent preliminary discussions with Transocean regarding a potential business combination transaction. On September 15, 2023, Transocean and Valaris entered into a confidentiality agreement that included a mutual standstill provision covering a 12-month period, with a (i) “don’t ask, don’t waive” provision, which barred each party from requesting an amendment or waiver of the standstill obligations, but permitted confidential communications to the chief executive officer or the chair of the board of directors of the other party in a manner that would not reasonably be expected to require public disclosure and (ii) “fall away” provision providing that the standstill obligations would terminate following, among other things, either party entering into a definitive agreement providing for a change of control (the “2023 Confidentiality Agreement”).
In November 2023, the Transocean Board met with Transocean management and representatives of its financial advisor to review industry dynamics and potential merger and acquisition (“M&A”) opportunities within the offshore drilling sector, including a possible strategic combination with Valaris as well as with other industry participants, including “Transocean Party A” and “Transocean Party B”. During these discussions, the Transocean Board considered, among other things, the strategic rationale, potential cost efficiencies and ways to improve competitiveness in an evolving offshore drilling industry, as well as the relative benefits and challenges associated with a potential transaction with each of the potential counterparties compared to other potential M&A alternatives.
Following discussions, the Transocean Board authorized Transocean management to engage in preliminary discussions with Transocean Party A to determine whether such outreach could lead to a strategic transaction, and to evaluate the potential merits and risks of a transaction with Transocean Party A and be prepared to discuss such evaluation with the Transocean Board. In addition, the Transocean Board and Transocean management discussed potential next steps with respect to engagement with Valaris.

In or around December 2023, the discussions related to a potential business combination transaction between Transocean and Valaris ceased.
Following an initial outreach from representatives of an industry participant (“Valaris Party A”) in December 2023 to Ms. Elizabeth Leykum (Board Chair of Valaris), and Mr. Anton Dibowitz (Chief Executive Officer of Valaris and a member of the Valaris Board), Valaris engaged in preliminary discussions from time to time with representatives of Valaris Party A regarding a potential business combination transaction. On January 19, 2024, Valaris entered into a confidentiality agreement with Valaris Party A (the “Valaris Party A 2024 NDA”), which included a mutual standstill provision covering a 12-month period, with a (i) “don’t ask, don’t waive” provision, which barred each party from requesting an amendment or waiver of the standstill obligations, but permitted confidential communications to the chief executive officer or the board of directors of the other party in a manner as would not reasonably be expected to require public disclosure, and (ii) “fall away” provision providing that the standstill obligations would terminate following, among other things, either party entering into a definitive agreement providing for a change of control. Subsequent to entering into the Valaris Party A 2024 NDA, Valaris and Valaris Party A engaged in discussions and exchanged non-public information.
On or about February 8, 2024, Valaris Party A submitted a proposal to Valaris pursuant to which Valaris Party A would acquire Valaris in an all-stock transaction, at a fixed exchange ratio representing an implied value of approximately $65.92 per Valaris Share based on Valaris Party A’s and Valaris’ closing share prices as of February 2, 2024 (the date referenced in the proposal from Valaris Party A), which represented a premium of approximately 8.0% to Valaris’ closing share price as of February 2, 2024.
At a meeting of the Transocean Board held on February 8 and 9, 2024, Mr. Jeremy D. Thigpen, Transocean’s then-Chief Executive Officer and current Executive Chair, updated the Transocean Board on the status of Transocean’s ongoing evaluation of potential strategic transactions. Mr. Thigpen advised the Transocean Board that discussions with Valaris had remained paused, primarily due to a significant gap in the parties’ respective valuation expectations, although the parties had agreed to maintain an informal dialogue on a periodic basis. Mr. Thigpen further reported that recent feedback from the Chief Executive Officer of Transocean Party A indicated that there was also a significant gap in valuation expectations with Transocean Party A, though it was noted that those parties also intended to keep the lines of communication open. During the meeting, Mark L. Mey, Transocean’s then-Executive Vice President and Chief Financial Officer, also discussed with the Transocean Board other potential acquisition opportunities that might be viable on an all-equity basis.
On February 16, 2024, the Valaris Board held a meeting at which all members of the Valaris Board and representatives of Valaris management, Goldman Sachs and Valaris’ legal counsel, Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”), were in attendance. At the meeting, the Valaris Board discussed, among other things, the February 8 proposal from Valaris Party A, evaluated the benefits and risks of a potential transaction with Valaris Party A and authorized Valaris management to engage in further discussions with Valaris Party A.
On March 25, 2024, Valaris Party A submitted another proposal to Valaris pursuant to which Valaris Party A would acquire Valaris in an all-stock transaction, at a fixed exchange ratio representing an implied value of approximately $80.08 per Valaris Share based on Valaris Party A’s and Valaris’ closing share prices as of March 22, 2024, which represented a premium of approximately 9.0% to Valaris’ closing share price as of March 22, 2024. Over the next several weeks, the Valaris Board held meetings at which all members of the Valaris Board and representatives of Valaris management, Goldman Sachs and Skadden were in attendance, and discussed, among other things, potential strategic opportunities, including a potential business combination transaction between Valaris and Valaris Party A. Valaris Party A ceased engaging with Valaris, and discussions related to a potential business combination transaction terminated, in or around May 2024.
At a meeting of the Transocean Board held on May 16 and 17, 2024, Mr. Thigpen and Mr. Robert Thaddeus Vayda, Transocean’s Executive Vice President and Chief Financial Officer as of May 2024, updated the Transocean Board on the status of Transocean’s evaluation of strategic opportunities. Messrs. Thigpen and Vayda advised the Transocean Board that Transocean had not progressed discussions with Transocean Party A, primarily due to continued lack of alignment on valuation. Mr. Thigpen also reported on an informal, early-stage conversation with the Chief Executive Officer of Transocean Party B.

During the meeting, the Transocean Board engaged in a broader discussion regarding the relative merits and risks of pursuing a larger, transformative business combination as compared to acquiring select assets. The Transocean Board also evaluated the potential counterparties and the specific considerations applicable to each, including Transocean’s own balance-sheet considerations. The Transocean Board also considered, among other things, the relative strategic and financial positioning of Transocean, Valaris and Transocean Party A, including broader industry dynamics.
At a meeting of the Transocean Board held on August 15 and 16, 2024, Messrs. Thigpen and Vayda again updated the Transocean Board on the status of Transocean’s evaluation of strategic opportunities. Messrs. Thigpen and Vayda advised the Transocean Board that discussions with previously identified potential acquisition targets were not progressing, primarily due to continued lack of alignment on valuation.
During the meeting, the Transocean Board discussed the importance of deleveraging Transocean’s balance sheet and reviewed with Mr. Vayda various deleveraging strategies, including the risks and challenges associated with such strategies, both on a stand-alone basis and in connection with a potential strategic transaction. In this context, the Transocean Board discussed the potential role of a strategic acquisition in accelerating balance sheet deleveraging, including a possible acquisition of Transocean Party A or another offshore drilling company. Following discussion, the Transocean Board directed Transocean management to evaluate potential transaction approaches with Transocean Party A.
On September 25, 2024, pursuant to the Transocean Board’s direction, management of Transocean proposed to Transocean Party A an all-equity business combination. Transocean Party A’s Chief Executive Officer provided oral feedback indicating that the proposed exchange ratio did not reflect Transocean Party A’s valuation expectations and advised that Transocean Party A would not counter the proposal. Following the proposal, Transocean’s management and advisors had limited subsequent discussions with Transocean Party A and its advisors, which did not result in further engagement. Mr. Thigpen planned to reach out to Transocean Party A’s Board Chair in early November 2024 to assess whether further dialogue might be possible.
At a meeting of the Transocean Board held on November 14, 2024, Messrs. Thigpen and Vayda updated the Transocean Board on the status of Transocean’s recent outreach to Transocean Party A, including that Mr. Thigpen had earlier in November spoken with Transocean Party A’s Board Chair to assess whether further dialogue regarding a potential strategic transaction might be possible and that, consistent with prior discussions, the outreach had not resulted in meaningful engagement. During the meeting, the Transocean Board discussed potential strategies for further engagement with Transocean Party A and, in parallel, considered alternative strategic transaction opportunities, including a potential business combination with Valaris, which could present a comparable or better strategic fit depending on transaction structure. Following discussion, the Transocean Board requested that Transocean management continue its analysis of alternative targets for a potential strategic combination.
On December 12, 2024, an industry participant (“Valaris Party B”), with which Valaris had from time to time previously had preliminary interactions regarding possible interest in a business combination transaction, submitted a non-binding proposal to acquire Valaris in a cash and stock deal representing an implied value of approximately $51.52 per Valaris Share based on Valaris Party B’s closing share price on December 11, 2024, which represented a premium of approximately 12.5% to Valaris’ closing share price as of December 11, 2024. The Valaris Board held meetings on December 23, 2024 and January 16, 2025, at which all members of the Valaris Board and representatives of Valaris management, Goldman Sachs and Skadden were in attendance, and discussed, among other things, Valaris Party B’s non-binding proposal. The Valaris Board determined that Valaris Party B’s proposal was not in the best interests of Valaris and the Valaris Shareholders and discussions between Valaris Party B and Valaris related to a potential business combination transaction ceased in or around January 2025 without progressing to an executed non-disclosure agreement or exchange of non-public information between the parties.
At a meeting of the Transocean Board held on February 6 and 7, 2025, Mr. Vayda provided the Transocean Board with an update on strategic opportunities, including potential business combinations. Mr. Vayda highlighted that Transocean management continued to monitor opportunities for potential strategic acquisitions, noting that rapidly changing market conditions were creating uncertainty with respect to securing drilling contracts and maintaining fleet utilization and valuation for both Valaris and Transocean Party A. Transocean management further advised the Transocean Board that discussions with Transocean

Party A had not progressed, although a potential follow-up discussion between Mr. Thigpen and Transocean Party A’s Board Chair had been contemplated but had not yet been scheduled. During the meeting, Transocean management also discussed its evaluation of a potential acquisition of Valaris, including valuation considerations, fleet composition and potential transaction structures, and responded to questions from the Transocean Board regarding these matters.
On April 8, 2025, Transocean management delivered an indication of interest to Transocean Party A regarding a potential all-stock business combination, but it did not result in a counterproposal from Transocean Party A.
On April 8, 2025 and April 14, 2025 the Valaris Board held meetings at which all members of the Valaris Board and representatives of Valaris management, Goldman Sachs and Skadden were in attendance. At the meetings, the Valaris Board discussed, among other things, Valaris’ potential interest in further exploring a transaction with Valaris Party B and determined to submit a non-binding indication of interest to Valaris Party B providing for the acquisition by Valaris of Valaris Party B.
On April 21, 2025, Valaris submitted a non-binding indication of interest outlining a potential acquisition of Valaris Party B by Valaris. Thereafter, there were intermittent discussions between the parties and representatives of their respective financial advisors related to Valaris’ non-binding indication of interest.
At a meeting of the Transocean Board held on May 29 and 30, 2025, Mr. Vayda updated the Transocean Board on management’s review of strategic opportunities, noting that discussions regarding a potential transaction with Transocean Party A had not progressed and had effectively stalled, particularly in light of market volatility. Mr. Vayda further reported that Transocean Party A’s management had cited Transocean’s balance sheet as a challenge to advancing a transaction and that informal conversations with Valaris’ management indicated a large valuation gap between Transocean and Valaris.
On June 5, 2025 and June 12, 2025, the Valaris Board held meetings at which all members of the Valaris Board and representatives of Valaris management, Goldman Sachs and Skadden were in attendance. At the meetings, the Valaris Board discussed, among other things, that Valaris Party B did not appear interested in engaging with Valaris regarding a potential transaction at that time, and at the June 12, 2025 meeting, the Valaris Board determined that Valaris should not take further action at that time to pursue a potential transaction with Valaris Party B.
At a meeting of the Transocean Board held on August 21, 2025, Mr. Vayda reiterated that the strategic rationale for a combination continued to be compelling, though near-term benefits were limited due to declining free cash flow among potential counterparties. Mr. Vayda noted that valuation gaps persisted between Transocean and potential counterparties such as Valaris and Transocean Party A. Mr. Vayda also noted that generally older or less technically advanced drilling units and other companies had periodically been proposed as acquisition candidates, but were not under consideration, given concerns regarding cash-flow dilution.
In the third quarter of 2025, Transocean undertook a series of financing and deleveraging transactions designed to improve its capital structure and strengthen its balance sheet in anticipation of potential strategic opportunities. During this period, Transocean issued equity and debt securities, completed debt exchanges, redeemed and repurchased certain outstanding indebtedness and disposed of selected assets. Specifically, Transocean issued approximately 143.8 million Transocean Shares and received approximately $421 million of net cash proceeds, issued $500 million aggregate principal amount of senior guaranteed notes due 2032, exchanged $196 million aggregate principal amount of exchangeable bonds for equity, redeemed $903 million aggregate principal amount of senior and senior secured notes due February 2027, and completed cash tender offers resulting in the repurchase of approximately $105 million aggregate principal amount of senior notes. In addition, Transocean completed the sale of certain offshore drilling assets during this period.
The Valaris Board held several meetings in September 2025 and October 2025 at which all members of the Valaris Board and representatives of Valaris management, Goldman Sachs and Skadden were in attendance, and discussed, among other things, recent developments at Valaris, broader industry dynamics and developments and potential strategic opportunities with Transocean, Valaris Party A and Valaris Party B.

On October 24, 2025, the Valaris Board authorized Valaris management to submit a draft non-binding indication of interest providing for the acquisition of Valaris Party B. On November 11, 2025, Valaris submitted the non-binding indication of interest to Valaris Party B reiterating its interest in potentially acquiring Valaris Party B.
At a meeting of the Transocean Board held on November 13, 2025, Mr. Vayda provided an update on strategic opportunities. The Transocean Board discussed industry developments. Mr. Vayda noted that Transocean’s recent deleveraging and refinancing transactions had strengthened its position as an M&A partner, though relative valuations could continue to pose challenges to any transaction.
In December 2025, the Chief Executive Officer of Valaris Party A contacted Mr. Dibowitz to discuss Valaris Party A’s interest in a potential business combination between Valaris Party A and Valaris. From December 2025 through January 2026, Mr. Dibowitz and the Chief Executive Officer of Valaris Party A, Ms. Leykum, and the Board Chair of Valaris Party A and representatives of Goldman Sachs and representatives of the financial advisor to Valaris Party A engaged in preliminary discussions regarding a potential business combination between the two companies.
On December 5, 2025, Valaris Party B contacted Valaris regarding a potential business combination and initiated a formal transaction process by delivering an initial process letter on December 11, 2025 outlining procedures for the submission of a non-binding proposal, together with a form of confidentiality agreement. From December 2025 through January 2026, the Chief Executive Officer of Valaris Party B engaged in preliminary discussions with Mr. Dibowitz, and representatives of Goldman Sachs engaged in preliminary discussions with representatives of the financial advisor to Valaris Party B, in each case, regarding Valaris Party B’s process and Valaris’ potential interest in making a proposal to acquire Valaris Party B. The Valaris Board determined not to enter into a confidentiality agreement or to submit a further proposal to acquire Valaris Party B beyond what Valaris proposed on November 11, 2025.
On December 12, 2025, Transocean Party A contacted Transocean regarding a potential business combination and initiated a formal transaction process (the “Transocean Party A Auction”) by delivering an initial process letter outlining procedures for the submission of a non-binding proposal, together with a form of confidentiality agreement.
On December 17, 2025, following receipt of the Transocean Party A Auction process letter, Mr. Vayda contacted a representative of Transocean Party A to discuss the Transocean Party A Auction. During the call, Mr. Vayda and the Transocean Party A representative discussed the Transocean Party A Auction process generally, including the format of submissions and the anticipated interaction between Transocean Party A and participating bidders. Later that day, the Transocean Party A representative suggested that it would be helpful if Transocean provided supporting materials for its valuation. Transocean subsequently confirmed that it would likely include such supporting analysis as part of its submission.
On December 18, 2025, Transocean engaged Hogan Lovells US LLP (“Hogan Lovells”) as its legal advisor in connection with its evaluation of the Transocean Party A Auction.
On December 31, 2025, Transocean confirmed to Transocean Party A that Transocean was in the process of finalizing its comments to Transocean Party A’s proposed confidentiality agreement and that Transocean expected to provide valuation support in any proposal it might submit as part of the Transocean Party A Auction.
On January 3, 2026, Transocean entered into a confidentiality agreement with Transocean Party A in connection with the Transocean Party A Auction (the “Transocean Party A Confidentiality Agreement”). Pursuant to the Transocean Party A Confidentiality Agreement, Transocean and Transocean Party A agreed to customary confidentiality provisions governing the use and disclosure of non-public information exchanged between the parties and their respective representatives for evaluation purposes. The Transocean Party A Confidentiality Agreement also included a mutual standstill provision covering a one year period, with a (i) “don’t ask, don’t waive” provision, which barred each party from requesting an amendment or waiver of the standstill obligations, but permitted confidential communications to the chief executive officer or the board of directors of the other party in a manner as would not reasonably be expected to require public disclosure, and (ii) “fall away” provision providing that the standstill obligations would terminate following, among other things, either party entering into a definitive agreement providing for a change of control.

Following entry into the Transocean Party A Confidentiality Agreement on January 3, 2026, representatives of Transocean and Transocean Party A engaged in limited exchanges regarding the scope of information to be made available to Transocean in connection with its evaluation of a potential transaction.
On January 6, 2026, Mr. Adamson met with Mr. Dibowitz and discussed, among other things, the evolving offshore drilling industry and a potential strategic business combination between the companies. During the meeting, Mr. Dibowitz indicated Valaris’ interest in exploring whether a transaction on mutually acceptable terms might be available, and agreed to review Transocean’s valuation framework, and the parties agreed to meet again the following week.
On January 8, 2026, Transocean expanded its engagement with Hogan Lovells to include serving as its legal advisor in connection with its evaluation of a transaction with Valaris.
On January 9, 2026, Transocean Party A confirmed that the Transocean Party A Confidentiality Agreement had been executed by Transocean Party A and advised that it was prepared to provide Transocean with access to its virtual data room.
Also, on January 9, 2026, Valaris and Valaris Party A entered into an amendment to the Valaris Party A 2024 NDA, which was set to expire on January 19, 2026. The January 9, 2026 amendment, among other things, extended the term of the confidentiality agreement to December 31, 2027, and included a new 12-month standstill provision on the same terms as in the Valaris Party A 2024 NDA. The standstill provision fell away in accordance with its terms, upon Valaris’ entry into the Business Combination Agreement.
On January 14, 2026, Mr. Adamson contacted Mr. Dibowitz to set up a follow-up meeting.
On January 15, 2026, the Valaris Board held a meeting at which all members of the Valaris Board and representatives of Valaris management, Goldman Sachs and Skadden were in attendance. At the meeting, the Valaris Board discussed, among other things, Valaris’ consideration of potential business combination transactions with Valaris Party A and Valaris Party B. Mr. Dibowitz also informed the Valaris Board that he had a meeting scheduled for the following day with Mr. Adamson.
On January 16, 2026, Mr. Adamson and Mr. Dibowitz held a follow-up meeting to continue their discussions from January 6, 2026. No non-public information regarding Transocean or Valaris was shared at the time and no proposal was made. At the conclusion of the meeting, Mr. Adamson informed Mr. Dibowitz that he would revert with an offer letter for a potential business combination between Transocean and Valaris.
Following the January 16, 2026 meeting, Mr. Dibowitz advised Ms. Leykum of his latest discussions with Mr. Adamson and Ms. Leykum then informed the Valaris Board that such discussions took place. Around the same time, Transocean, together with its financial advisor, Evercore, and Hogan Lovells, prepared a non-binding proposal regarding a potential business combination with Valaris.
On January 19, 2026, representatives of the financial advisor to Valaris Party A conveyed an oral, non-binding proposal to representatives of Goldman Sachs, pursuant to which Valaris Party A would acquire Valaris in an all-stock transaction, at a fixed exchange ratio representing an implied value of approximately $58.19 per Valaris Share based on Valaris Party A’s and Valaris’ closing share prices as of January 16, 2026, which represented a premium of approximately 7.8% to Valaris’ closing share price as of January 16, 2026 (the “Valaris Party A January 2026 Proposal”).
On January 20, 2026, the Valaris Board held a meeting at which all members of the Valaris Board and representatives of Valaris management, Goldman Sachs and Skadden were in attendance. At the meeting, Mr. Dibowitz informed the Valaris Board that Mr. Adamson told him that Transocean would be interested in potentially making an offer to acquire Valaris at a double-digit premium and that Transocean planned to submit a formal offer letter for a potential acquisition to Valaris later in the day. The Valaris Board then discussed, among other things, interactions with Transocean, the proposal received from Valaris Party A and whether to make another proposal to acquire Valaris Party B. The Valaris Board reviewed each potential business combination transaction and other alternatives available to Valaris, including continuing on a stand-alone basis, and the Valaris Board discussed potential next steps, including as to how Valaris might best position itself to have multiple potential transactions to consider.

At a meeting of the Transocean Board held on January 20, 2026, the Transocean Board authorized Mr. Adamson to share a proposal with Valaris. Later that day, Mr. Adamson delivered a written non-binding proposal to Mr. Dibowitz, providing for an all-stock transaction pursuant to which Valaris Shareholders would receive 14.870 shares of Transocean Shares for each Valaris Share, representing an implied value of approximately $62.90 per Valaris Share based on Transocean’s and Valaris’ closing share prices as of January 16, 2026 (the date referenced in the proposal), which represented a premium of approximately 16.5% to Valaris’ closing share price as of January 16, 2026 (the “Initial Transocean Proposal”).
Transocean and Valaris also entered into a confidentiality agreement, dated January 20, 2026, which was substantially similar to the 2023 Confidentiality Agreement that had expired on September 15, 2025, and included a mutual standstill provision covering a 12-month period, with a (i) “don’t ask, don’t waive” provision, which barred each party from requesting an amendment or waiver of the standstill obligations, but permitted confidential communications to the chief executive officer or the chair of the board of directors of the other party in a manner that would not reasonably be expected to require public disclosure and (ii) “fall away” provision providing that the standstill obligations would terminate following, among other things, either party entering into a definitive agreement providing for a change of control.
On January 21, 2026, representatives of the financial advisor to Valaris Party A, with Valaris Party A’s Chief Executive Officer copied, submitted an email to Mr. Dibowitz and representatives of Goldman Sachs, confirming the terms of the Valaris Party A January 2026 Proposal.
On January 22, 2026, Mr. Adamson discussed financial due diligence matters with Mr. Dibowitz.
On January 25, 2026, the Valaris Board held a meeting at which all members of the Valaris Board and representatives of Valaris management, Goldman Sachs and Skadden were in attendance. At the meeting, the Valaris Board discussed, among other things, the status of discussions with Transocean since the receipt of the Initial Transocean Proposal (which, due to trading activity, had a higher implied value of approximately $71.82 per Valaris Share as of January 23, 2026 as compared to $62.90 per Valaris Share as of January 16, 2026, the date referenced in the Initial Transocean Proposal), the status of discussions with Valaris Party A since the receipt of the Valaris Party A January 2026 Proposal (which, due to the trading activity, had a higher implied value of approximately $60.04 per Valaris Share as of January 23, 2026 instead of approximately $58.19 per Valaris Share as of January 16, 2026 as referenced above), the process being run by Valaris Party B and the relative merits of each of the potential transactions as well as potential next steps. At this meeting, Valaris management and representatives of Goldman Sachs reviewed stock price and financial information and analyses of Transocean, Valaris Party A and Valaris Party B, and representatives of Skadden reviewed legal matters. During the meeting, the Valaris Board authorized (i) a counterproposal, to be conveyed by Valaris management and representatives of Goldman Sachs to Transocean and representatives of Evercore, of 15.600 Transocean Shares for each Valaris Share representing an implied value of approximately $75.35 per Valaris Share based on Transocean’s and Valaris’ closing share prices as of January 23, 2026, which represented a premium of approximately 38.9% to Valaris’ closing share price as of January 23, 2026 (the “Valaris Counterproposal to Transocean”), (ii) management and representatives of Goldman Sachs to prepare to potentially submit a proposal for Valaris to acquire Valaris Party B and (iii) representatives of Goldman Sachs to make a counterproposal to the representatives of the financial advisor to Valaris Party A for Valaris Party A to acquire Valaris in an all-stock transaction at a fixed exchange ratio that represented a premium for Valaris shareholders, but at a lower implied value than the Valaris Counterproposal to Transocean (the “Valaris Counterproposal to Valaris Party A”).
Thereafter, as instructed by the Valaris Board, (i) Mr. Dibowitz spoke with Mr. Adamson and communicated the Valaris Counterproposal to Transocean and (ii) representatives of Goldman Sachs spoke with representatives of the financial advisor to Valaris Party A and communicated the Valaris Counterproposal to Valaris Party A.
On January 26, 2026, as instructed by the Valaris Board, Mr. Dibowitz sent Mr. Adamson a non-binding letter confirming the Valaris Counterproposal to Transocean of 15.600 Transocean Shares for each Valaris Share.
Also on January 26, 2026, Valaris requested Transocean’s consent, pursuant to the parties’ confidentiality agreement, to share certain evaluation materials and transaction-related information with certain of its significant shareholders. Later that day, Transocean provided its consent to such information sharing, subject to Valaris providing reciprocal consent for Transocean to share comparable evaluation materials and transaction information with certain of Transocean’s significant shareholders.
During the weeks of January 26, 2026 and February 2, 2026, the parties exchanged preliminary due diligence requests and conducted numerous separate diligence calls and meetings with their respective management teams, counsel and other advisors. These meetings included a discussion of each party’s business and additional topics including financial and accounting due diligence, operational due diligence (including labor, employment and compensation), capital expenditures due diligence, capitalization and debt due diligence, IT and cybersecurity diligence, and legal and tax due diligence.
On January 27, 2026, the Valaris Board held a meeting at which all members of the Valaris Board and representatives of Valaris management, Goldman Sachs and Skadden were in attendance. At the meeting, the Valaris Board discussed, among other things, the status of discussions with Transocean and its response to the Valaris Counterproposal to Transocean, the status of discussions with Valaris Party A and its response to the Valaris Counterproposal to Valaris Party A, and the process being run by Valaris Party B. At this meeting, representatives from Goldman Sachs (a) informed the Valaris Board that (i) based on their discussions with Evercore Transocean wished to continue to pursue a transaction and would evaluate the Valaris Counterproposal to Transocean and (ii) representatives of the financial advisor to Valaris Party A advised representatives of Goldman Sachs that Valaris Party A was not prepared to pursue a transaction at that time with Valaris based on the terms included in the Valaris Counterproposal to Valaris Party A and (b) reviewed with the Valaris Board additional financial analyses of Valaris Party B.
On January 28, 2026, the Transocean Board participated in an informational call during which Mr. Adamson and Mr. Vayda provided an update on Transocean’s ongoing evaluation of strategic transactions. Mr. Adamson advised the Transocean Board that Transocean was continuing to participate in the Transocean Party A Auction and was preparing to submit a non-binding indication of interest to Transocean Party A by January 30, 2026. Mr. Adamson also reviewed the strategic rationale for a potential business combination with Valaris, and Mr. Vayda reviewed the financial terms of the Valaris Counterproposal to Transocean. Mr. Adamson and Mr. Vayda discussed with the Transocean Board recent movements in Transocean’s share price and the resulting impact on the implied premium under the exchange ratios set forth in the Initial Transocean Proposal and the Valaris Counterproposal to Transocean, noting that changes in market conditions were affecting the relative trading valuation dynamics between the parties. The Transocean Board, Mr. Adamson and Mr. Vayda discussed potential next steps in light of these developments, including whether it would be appropriate to continue advancing discussions with Valaris notwithstanding the evolving market conditions. The discussion concluded with the decision to continue engagement with Valaris, including proceeding into further due diligence, given that the parties remained relatively close on valuation and ownership parameters. Following the call, Mr. Adamson communicated to Mr. Dibowitz that, based on the Transocean Board’s discussion, the parties remained relatively close from a valuation and ownership perspective, that Transocean believed it was appropriate to proceed into further due diligence and that Hogan Lovells was preparing an initial draft of a transaction agreement.
On January 29, 2026, the Valaris Board held a meeting at which all members of the Valaris Board and representatives of Valaris management, Goldman Sachs and Skadden were in attendance. At the meeting, the Valaris Board discussed the potential business combination transactions. Mr. Dibowitz provided an update regarding his discussions with Mr. Adamson and with the Chief Executive Officer of Valaris Party A, who informed Mr. Dibowitz that, consistent with the update to the Valaris Board at the January 27, 2026 Valaris Board meeting, Valaris Party A was not going to continue discussions at that time given the requested premium in the Valaris Counterproposal to Valaris Party A. The Valaris Board also discussed the process being run by Valaris Party B and instructed representatives of Goldman Sachs to inform representatives of the financial advisor to Valaris Party B that Valaris continued to have potential interest in making an offer to acquire Valaris Party B on terms reflecting a premium consistent with the November 11, 2025 proposal. Thereafter, as instructed by the Valaris Board, representatives of Goldman Sachs had discussions with representatives of the financial advisor to Valaris Party B.
On January 30, 2026, Transocean submitted a non-binding indication of interest to Transocean Party A as part of the ongoing Transocean Party A Auction (the “Transocean Party A Proposal”). The Transocean Party A Proposal was non-binding and could be withdrawn at any time.

As discussions between Transocean and Valaris progressed and following the exchange of proposals and commencement of due diligence, the parties and their respective legal counsels began negotiating the Business Combination Agreement.
On January 31, 2026, representatives of Hogan Lovells shared an initial draft of the Business Combination Agreement with representatives of Skadden.
On February 3, 2026, representatives of Skadden sent representatives of Hogan Lovells a revised draft of the Business Combination, which, among other things, identified three key open points of negotiation: (i) the ability of either company’s board of directors to change its recommendation in favor of the transaction or terminate the Business Combination Agreement in the event of an unsolicited Superior Proposal from a third party; (ii) the efforts that each party was required to use to obtain regulatory approvals, with Valaris proposing that the parties would be required to take certain actions to obtain regulatory approval unless such action resulted in a Material Adverse Effect on the Combined Company and its subsidiaries; and (iii) the composition of the Transocean Board following the closing.
On February 4, 2026, Transocean and Evercore signed an engagement letter in connection with the Transocean Party A Auction and the potential business combination with Valaris.
On February 4, 2026, the Valaris Board held a meeting at which all members of the Valaris Board and representatives of Valaris management, Goldman Sachs, Skadden and Valaris’ Bermuda legal counsel, Conyers Dill & Pearman Limited (“Conyers”), were in attendance. At the meeting, representatives of Skadden reviewed with the Valaris Board a summary of the key terms of, and the remaining open items in, the Business Combination Agreement. Representatives of Goldman Sachs provided an update to the Valaris Board regarding their discussion with representatives of Valaris Party B’s financial advisor and the Valaris Board discussed, among other things, the relative benefits and considerations of a potential business combination transaction with Transocean or Valaris Party B.
At a meeting held on February 5 and 6, 2026, Mr. Vayda presented to the Transocean Board regarding the status of Transocean’s ongoing discussions with Valaris and Transocean Party A. With respect to Transocean Party A, Mr. Vayda advised the Transocean Board that Transocean had submitted the Transocean Party A Proposal on January 30, 2026, that Transocean believed there were other potential bidders participating in the Transocean Party A Auction, and that, as of February 4, 2026, Transocean Party A was continuing to deliberate internally and had not yet responded to Transocean’s Transocean Party A Proposal. Mr. Vayda further noted that Transocean continued to engage in the Transocean Party A Auction as a potential transaction. With respect to Valaris, Mr. Vayda reported that a potential business combination with Valaris was preferable, given that it was more strategically attractive and had greater potential upside, that due diligence conducted up to that point had not identified any issues that would preclude a transaction, that transaction documentation was well advanced with a limited number of key issues remaining in the Business Combination Agreement, and that management teams and advisors for both parties remained fully engaged in progressing the Valaris transaction.
On February 5, 2026, representatives of Hogan Lovells sent representatives of Skadden a revised draft of the Business Combination Agreement that (i) retained each company’s board of directors’ ability to change its recommendation to its shareholders regarding the Business Combination in connection with receipt of a Superior Proposal but rejected Valaris’ proposal that each party have the right to terminate the Business Combination Agreement in connection with receipt of a Superior Proposal and terminate the Business Combination Agreement subject to the payment of a termination fee; (ii) rejected certain of Valaris’ proposed revisions to the regulatory efforts covenant; and (iii) proposed to replace an unspecified number of Transocean Board members with mutually agreed Valaris Board members rather than increase the size of the Transocean Board to add Valaris Board members.
On February 6, 2026, representatives of Skadden sent representatives of Hogan Lovells a revised draft of the Business Combination Agreement that (i) reinstated each party’s right to terminate the Business Combination Agreement in connection with receipt of a Superior Proposal, subject to the payment of a termination fee; (ii) rejected Transocean’s proposed revisions to the regulatory efforts covenant and instead proposed to revert to its February 3, 2026 markup, other than changing the standard that neither party was required to take any action that would have a Material Adverse Effect on the Combined Company and its

subsidiaries, to a standard that did not require either party to take actions that would have a Material Adverse Effect on either party and its subsidiaries; and (iii) agreed in principle to Transocean’s proposal with respect to the nomination of Valaris Board members to the Transocean Board, with the number of Valaris Board members to be agreed subject to continued discussion between Valaris and Transocean.
At a meeting of the Transocean Board held on February 6, 2026, representatives of Evercore presented to the Transocean Board their preliminary financial analysis.
Following the meeting of the Transocean Board on February 6, 2026, Mr. Adamson met in person later that day with Mr. Dibowitz to convey the economic and governance parameters that Transocean was prepared to accept in order to proceed with a transaction. Mr. Adamson advised Mr. Dibowitz that Transocean’s position reflected its best and final proposal, which (i) included an exchange ratio of 15.235 Transocean Shares for each Valaris Share representing an implied value of approximately $82.12 per Valaris Share based on Transocean’s and Valaris’ closing share prices as of February 6, 2026, which represented a premium of approximately 31.6% to Valaris’ closing share price of $62.41 as of February 6, 2026, (ii) proposed board composition reflecting the nomination of two Valaris directors to the Transocean Board, (iii) proposed limits on regulatory efforts requirements, and (iv) removed the ability of either party to terminate the Business Combination Agreement in connection with receipt of a Superior Proposal. Mr. Dibowitz indicated that he would take Transocean’s position back to the Valaris Board for further consideration.
Beginning around February 6, 2026, the parties also negotiated the terms of the Valaris Shareholder Support Agreements and the Transocean Shareholder Support Agreement to be presented to certain shareholders of each party.
On February 8, 2026, representatives of Hogan Lovells sent representatives of Skadden a revised draft of the Business Combination Agreement that (i) rejected Valaris’ reinstatement of each party’s right to terminate the Business Combination Agreement in connection with receipt of a Superior Proposal, subject to the payment of a termination fee; (ii) accepted Valaris’ proposed revisions to the regulatory efforts covenant but inserted certain limits on the parties’ divestiture obligations; and (iii) included the proposed exchange ratio of 15.235 Transocean Shares for each Valaris Share. Later on February 8, 2026, representatives of Skadden sent representatives of Hogan Lovells a revised draft of the Business Combination Agreement that agreed to these proposals from Transocean and representatives of Hogan Lovells and representatives of Skadden continued to negotiate the terms in the draft Business Combination Agreement.
During the afternoon of February 8, 2026, the Valaris Board held a meeting at which all members of the Valaris Board and representatives of Valaris management, Goldman Sachs, Skadden and Conyers were in attendance. At the meeting, representatives of Skadden reviewed legal matters and the terms of the proposed Business Combination Agreement, the Transocean Shareholder Support Agreement and the Valaris Shareholder Support Agreements. The Valaris Board also received an update on the due diligence process and representatives of Goldman Sachs again reviewed its financial analyses in connection with the Business Combination. The Valaris Board determined to reconvene later in the evening of February 8, 2026, to further consider the proposed transaction with Transocean and whether the Valaris Board would approve the proposed transaction. The Valaris Board instructed Valaris management to continue to negotiate the terms of the proposed transaction on the terms discussed at the meeting.
On February 8, 2026, the Transocean Board held a meeting via videoconference to consider the Valaris transaction. Representatives of Evercore presented their financial analysis and rendered to the Transocean Board Evercore’s oral opinion, subsequently confirmed by delivery of a written opinion dated February 8, 2026, that, as of the date of such opinion and based upon and subject to the assumptions, limitations, qualifications and conditions described in Evercore’s written opinion, the Exchange Ratio pursuant to the Business Combination Agreement and Scheme of Arrangement contemplated thereby was fair, from a financial point of view, to Transocean. Following discussion, the Transocean Board approved the Business Combination Agreement with Valaris and the transactions contemplated thereby.
The Valaris Board held another meeting later the same day to discuss further the proposed transaction with Transocean. At the meeting, representatives of Conyers discussed the legal duties of directors under Bermuda law, and representatives of Valaris management and Skadden provided an update on the current state of the transaction documents and the proposed terms of the Business Combination Agreement, the

Transocean Shareholder Support Agreement and the Valaris Shareholder Support Agreements. Mr. Dibowitz also informed the Valaris Board that the Transocean Board had approved the proposed transaction. The Valaris Board discussed the proposed transaction in detail, including, without limitation, the matters described in the section entitled “Description of the Business Combination — Valaris’ Reasons for the Business Combination and Recommendation of the Valaris Board” beginning on page 92 of this Joint Proxy Statement. The Valaris Board then adjourned the meeting to reconvene later.
The Valaris Board reconvened shortly after 11 p.m. Central Time on February 8, 2026 (12 a.m. Eastern Time on February 9, 2026). Representatives of Skadden discussed legal matters, including the proposed terms of the Business Combination Agreement and Goldman Sachs then delivered to the Valaris Board its oral opinion, which was subsequently confirmed by delivery of a written opinion, dated February 9, 2026, that, as of the date of such opinion and based upon and subject to the assumptions made and limitations and qualifications included therein, the Exchange Ratio pursuant to the Business Combination Agreement was fair from a financial point of view to the holders (other than Transocean and its affiliates) of the outstanding Valaris Shares. For more information, see the section entitled “Description of the Business Combination — Opinion of Valaris’ Financial Advisor” beginning on page 100 of this Joint Proxy Statement.
Following the presentations by representatives of Goldman Sachs and Skadden, and after further discussion, the Valaris Board then unanimously (i) approved and authorized the execution and delivery of the Business Combination Agreement and the Transocean Shareholder Support Agreement and approved and declared advisable the Business Combination Agreement, the Scheme of Arrangement, the Transocean Shareholder Support Agreement and the consummation of the Business Combination and the other transactions contemplated by the Business Combination Agreement, the Scheme of Arrangement and the Transocean Shareholder Support Agreement, (ii) determined that such transactions, the terms of the Business Combination Agreement, the Scheme of Arrangement and the Transocean Shareholder Support Agreement are fair to, and in the best interests of, Valaris and the Valaris Shareholders, (iii) determined that the Exchange Ratio constitutes fair value for each Valaris Share, (iv) resolved, subject to the terms and conditions set forth in the Business Combination Agreement and the Scheme of Arrangement, to recommend that Valaris Shareholders adopt and vote in favor of the Valaris Transaction Resolution and (v) directed that the Valaris Transaction Resolution be submitted to the vote of the Valaris Shareholders for their adoption.
Following the respective meetings of the Transocean Board and the Valaris Board, Transocean and Valaris finalized and executed the Business Combination Agreement and the related transaction documents on February 9, 2026.
On February 9, 2026, prior to the opening of trading on NYSE, Valaris and Transocean issued a press release announcing the execution of the Business Combination Agreement.
Also on February 9, 2026, Transocean delivered a letter to Transocean Party A, irrevocably withdrawing its Transocean Party A Proposal and requesting that Transocean Party A promptly destroy or erase all evaluation materials of Transocean in Transocean Party A’s possession, subject to the terms of the Transocean Party A Confidentiality Agreement.
On February 10, 2026, Valaris sent an email to Valaris Party A, requesting that Valaris Party A promptly destroy or erase all evaluation materials of Valaris in Valaris Party A’s possession, subject to the terms of the amendment to the Valaris Party A 2024 NDA.
Valaris’ Reasons for the Business Combination and Recommendation of the Valaris Board
In reaching its unanimous decision to (i) approve and authorize the execution and delivery of the Business Combination Agreement and the Transocean Shareholder Support Agreement and approve and declare advisable the Business Combination Agreement, the Scheme of Arrangement, the Transocean Shareholder Support Agreement and the consummation of the Business Combination and the other transactions contemplated by the Business Combination Agreement, the Scheme of Arrangement and the Transocean Shareholder Support Agreement, (ii) determine that such transactions, the terms of the Business Combination Agreement, the Scheme of Arrangement and the Transocean Shareholder Support Agreement are fair to, and in the best interests of, Valaris and the Valaris Shareholders, (iii) determine that the Exchange Ratio constitutes fair value for each Valaris Share, (iv) resolve, subject to the terms and conditions set forth in the Business

Combination Agreement and the Scheme of Arrangement, to recommend that Valaris Shareholders adopt and vote in favor of the Valaris Transaction Resolution and (v) direct that the Valaris Transaction Resolution be submitted to the vote of the Valaris Shareholders for their adoption, the Valaris Board consulted with Valaris’ management team, as well as Valaris’ financial and legal advisors, and considered a number of factors that the Valaris Board viewed as being positive or favorable in supporting its decision (which are not intended to be exhaustive and are not presented in any order of importance):
•
the Valaris Board’s belief that the Exchange Ratio of 15.235 Transocean Shares for each Valaris Share, which implied a value of approximately $82.12 per Valaris Share based on Transocean’s and Valaris’ closing share prices as of February 6, 2026, the last full trading day prior to the announcement of the Business Combination, offered compelling value for Valaris Shares and, at the time of announcement of the Business Combination, represented a premium of approximately 31.6% to Valaris’ closing share price on February 6, 2026;

•
Valaris’ business and operations, historical results of operations, financial and market position (including current and historical prices of Valaris Shares), strategic business plans and prospects of Valaris on a standalone basis and the opportunities and risks and uncertainties in executing Valaris’ strategic plans;

•
the Valaris Board’s belief that the Business Combination is more favorable to the Valaris Shareholders than other potential alternatives available to Valaris, including remaining as an independent public company or potential transactions with Valaris Party A or Valaris Party B, the feasibility of such alternatives and the significant risks, uncertainties and costs associated with pursuing such alternatives;

•
that based on their anticipated pro forma ownership of the Combined Company immediately following the completion of the Business Combination, estimated to be approximately 47% on a fully diluted basis as of such time, the Valaris Board believed Valaris Shareholders will be positioned to benefit from ownership in the Combined Company:

•
that is expected to unlock significant cost synergies estimated to be more than $200 million;

•
with a diversified fleet better able to pursue emerging growth opportunities and that is capable of serving customers in benign and harsh environments across shallow and deepwater basins around the world, providing enhanced exposure for Valaris Shareholders to an anticipated growing offshore drilling upcycle;

•
that is expected to combine a strategic footprint, operational scale and strong balance sheet, which the Valaris Board believes will give the Combined Company the ability to accelerate growth and deliver long-term value;

•
that is expected to have financial strength providing for resilience for future downcycles and able to invest in drilling technologies that support safer and more efficient drilling projects; and

•
that will create long-term value for Valaris Shareholders;

•
the fact that the Exchange Ratio was the result of arm’s-length negotiations and that Valaris negotiated an increased exchange ratio in the Initial Transocean Proposal that included a proposed Exchange Ratio of 14.870 Transocean Shares, and the Valaris Board’s belief that Transocean was unwilling to offer more than the final Exchange Ratio;

•
the Valaris Board’s belief that Transocean was the party most likely to offer the most value for Valaris, including in light of the fact that the financial advisor to Valaris Party A conveyed an oral, non-binding proposal to representatives of Goldman Sachs, pursuant to which Valaris Party A would acquire Valaris in an all-stock transaction, at a fixed exchange ratio representing a lower implied value and premium than the Transocean offer and that Valaris Party A’s representatives advised Valaris’ representatives that Valaris Party A was not prepared to pursue a transaction with Valaris at a higher premium;

•
information concerning the respective businesses of Valaris and Transocean, including information regarding financial performance and condition, operations, technology and management, and the results of Valaris’ due diligence review of Transocean’s businesses and operations;

•
the fact that the Exchange Ratio is fixed and will not fluctuate in the event that the market price of Transocean Shares increases relative to the market price of the Valaris Shares between the date of the

Business Combination Agreement and the closing of the Business Combination and the fact that the all-stock consideration will allow Valaris Shareholders to potentially benefit from longer-term economic appreciation;
•
the terms and conditions of the Business Combination Agreement, which were reviewed by the Valaris Board with its financial and legal advisors, and the fact that such terms were the product of arm’s-length negotiations between the parties;

•
Valaris’ right, in certain circumstances in response to unsolicited competing proposals, to furnish information to and conduct negotiations with third parties;

•
the right of the Valaris Board under the Business Combination Agreement to change, withhold, withdraw or adversely qualify its recommendation that the Valaris Shareholders approve the Valaris Transaction Resolution, subject to payment of the Valaris Termination Fee if Transocean elects to terminate the Business Combination Agreement in such circumstances;

•
the oral opinion of Goldman Sachs, which was subsequently confirmed by delivery of its written opinion, dated February 9, 2026, to the Valaris Board that, as of such date, and based upon and subject to the factors set forth therein, the Exchange Ratio pursuant to the Business Combination Agreement was fair from a financial point of view to the holders (other than Transocean and its affiliates) of the outstanding Valaris Shares. For more information, see the section entitled “Description of the Business Combination — Opinion of Valaris’ Financial Advisor” beginning on page 100 of this Joint Proxy Statement; and

•
the strategic fit of the business lines and the operating philosophies of the two companies, including that the respective businesses and operations are complementary.

In the course of its deliberations, the Valaris Board also considered the potential risks of the Business Combination and potential conflicts of interest, including the following (which are not intended to be exhaustive and are not presented in any order of importance):
•
Valaris’ inability to solicit competing proposals and inability to terminate the Business Combination Agreement to accept a Superior Proposal to be a deterrent to a third party making Acquisition Proposals;

•
the possibility that the Business Combination may not be consummated in a timely manner or at all;

•
that because the consideration is based on a fixed exchange ratio rather than a fixed value, Valaris Shareholders bear the risk of a decrease in the trading price of Transocean Shares during the pendency of the Business Combination and the fact that the Business Combination Agreement does not provide Valaris with a value-based termination right or an adjustment to the consideration received;

•
the possible diversion of management’s attention for an extended period of time during the pendency of the Business Combination Agreement, including with respect to integration efforts, and, following closing, the challenge of combining the businesses of two major international companies;

•
the restrictions on the conduct of Valaris’ business prior to the completion of the Business Combination, which could delay or prevent Valaris from undertaking business opportunities that may arise pending completion of the Business Combination;

•
the risk that disruptions from the Business Combination (including the ability of certain counterparties to terminate or amend contracts upon a change of control) will harm (i) Valaris’ business, including current plans and operations, including during the pendency of the Business Combination and (ii) the ability of Valaris to retain and hire key personnel;

•
the risk of not capturing all of the anticipated synergies and the risk that other anticipated benefits might not be realized;

•
the risk that certain members of Valaris’ and Transocean’s management might choose not to remain employed with the Combined Company;

•
the fact that regulatory approvals must be obtained on the terms set forth in the Business Combination Agreement and that there can be no assurances such approvals will be obtained on a timely manner or at all,

•
the costs that may be incurred to combine the operations of Valaris and Transocean;

•
the substantial costs to be incurred in connection with the Business Combination, including those that have been, and could be, incurred regardless of whether the Business Combination is consummated;

•
that Valaris’ business plan is based, in part, on projections for a number of variables that are difficult to project and subject to a high level of uncertainty and volatility;

•
the risk that Transocean’s financial performance may not meet Valaris’ expectations;

•
the fact that, under Bermuda law, the Valaris Shareholders are not entitled to appraisal rights, dissenters’ rights or similar rights of an objecting shareholder in connection with the Business Combination;

•
the ability of the Transocean Board, in certain circumstances, to terminate the Business Combination Agreement or change its recommendation that Transocean Shareholders approve the Transocean Resolutions; and

•
the other risks associated with the Business Combination and the business of Valaris, Transocean and the Combined Company, including those described under “Risk Factors” beginning on page 42 of this Joint Proxy Statement.

In addition, the Valaris Board was aware of, and considered, the fact that some of Valaris’ directors and executive officers have interests in the Business Combination that are different from, or in addition to, the interests of Valaris Shareholders generally, including those interests that are a result of employment and compensation arrangements with Valaris. For more information, see the section entitled “Description of the Business Combination — Interests of Valaris’ Directors and Management in the Business Combination” beginning on page 123 of this Joint Proxy Statement.
The Valaris Board considered all of these factors as a whole and, on balance, concluded that the potential benefits of the Business Combination Agreement and the transactions contemplated thereby, including the Scheme of Arrangement, outweighed the risks and uncertainties thereof. The foregoing discussion of the information and factors that the Valaris Board considered is not intended to be exhaustive, but rather is meant to include the material factors that the Valaris Board considered.
In view of the wide variety of factors considered by the Valaris Board in connection with the evaluation of the Business Combination Agreement and transactions contemplated thereby and the complexity of these matters, the Valaris Board did not quantify, rank or otherwise assign relative weights to these factors. Rather, the Valaris Board conducted an overall analysis of the factors described above based on the totality of the factors and information it considered, including thorough discussions with, and questioning of, Valaris management, and Valaris’ financial and legal advisors, and considered the factors overall to be favorable to, and to support, its determination.
The foregoing description contains statements that are forward-looking in nature. This information should be read in light of the factors discussed in the section entitled “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 23 of this Joint Proxy Statement.
The Valaris Board has unanimously (i) approved and authorized the execution and delivery of the Business Combination Agreement and the Transocean Shareholder Support Agreement and approved and declared advisable the Business Combination Agreement, the Scheme of Arrangement, the Transocean Shareholder Support Agreement and the consummation of the Business Combination and the other transactions contemplated by the Business Combination Agreement, the Scheme of Arrangement and the Transocean Shareholder Support Agreement, (ii) determined that such transactions, the terms of the Business Combination Agreement, the Scheme of Arrangement and the Transocean Shareholder Support Agreement are fair to, and in the best interests of, Valaris and the Valaris Shareholders and (iii) determined that the Exchange Ratio constitutes fair value for each Valaris Share.
Accordingly, the Valaris Board unanimously recommends that Valaris Shareholders vote FOR the Valaris Meeting Proposals.
The approval of the Valaris Transaction Resolution by Valaris Shareholders is required in order to complete the Business Combination.

Transocean’s Reasons for the Business Combination and Recommendation of the Transocean Board
In reaching its decision to approve the Business Combination Agreement and the transactions contemplated thereby, with the assistance of its financial and legal advisors, the Transocean Board carefully considered a number of positive substantive and procedural factors relating to the Business Combination (which are not intended to be exhaustive and are not presented in any order of importance), including, among other things, the following:
•
the cyclical nature of the offshore drilling industry and improving contracting activity and utilization, which the Transocean Board believed created a well-timed opportunity to expand and diversify Transocean’s fleet through the Business Combination. Specifically, the Transocean Board considered that Valaris’ modern jackup fleet and ultra-deepwater operations would complement Transocean’s existing ultra-deepwater and harsh environment floater fleet, positioning the Combined Company to address customer demand across a broader range of water depths and project types at different points in the industry cycle, generating more reliable and durable cash flow over time.

•
the fact that the Business Combination is the culmination of a multi-year, deliberate evaluation of strategic alternatives, pursuant to which the Transocean Board and management exercised discipline before ultimately determining that a business combination with Valaris, at the Exchange Ratio and on the negotiated terms, represented the most compelling strategic opportunity to enhance long-term shareholder value.

•
the fixed Exchange Ratio of 15.235 Transocean Shares for each Valaris Share, which provides certainty as to the relative ownership economics of the Combined Company and ensures that the value of the consideration payable to the Valaris Shareholders will not increase in the event that the market price of Valaris Shares increases prior to the completion of the Business Combination.

•
the pro forma ownership of the Combined Company, of which Transocean Shareholders are expected to own approximately 53% of the outstanding shares, which the Transocean Board viewed as appropriately reflecting Transocean’s relative contribution to the Combined Company and providing continuity of shareholder influence and governance following completion of the Business Combination.

•
the fact that the terms and conditions of the Business Combination Agreement were the result of a rigorous, arm’s length negotiation process between Transocean and Valaris, conducted with the assistance of each party’s independent financial and legal advisors, during which the Transocean Board and management actively evaluated, negotiated and refined the economic and non-economic terms of the transaction, including the exchange ratio, governance arrangements and other key provisions, to arrive at terms that the Transocean Board believed were fair to Transocean Shareholders and consistent with Transocean’s strategic and financial objectives.

•
the Combined Company’s pro forma backlog of more than $10 billion, which provides clear visibility into future cash flows and supports the Transocean Board’s expectation of industry-leading free cash flow generation across the industry cycle.

•
the all-stock structure of the Business Combination, which avoids the need for incremental cash financing in connection with the transaction and is expected to accelerate deleveraging, strengthen the balance sheet and enhance financial flexibility, including Transocean management’s expectation that the Combined Company could achieve a leverage ratio of approximately 1.5x within 24 months following closing of the Business Combination, subject to execution and market conditions.

•
the identification of more than $200 million of expected annual deal-related cost synergies, which the Transocean Board reviewed in light of Transocean’s ongoing cost-reduction initiatives, and the expectation that such synergies would be realized primarily through operational efficiencies and redundancies.

•
the experience and operating track records of the combined management teams, including Transocean’s demonstrated ability to safely and efficiently operate a leading offshore fleet, execute cost-reduction initiatives and deliver high operational uptime, as well as Valaris’ complementary operational expertise and shared commitment to safety and customer service, which the Transocean Board believed would support effective integration and realization of the anticipated benefits of the Business Combination.

In addition, the Transocean Board considered that the governance and leadership framework of the Combined Company would provide continuity of Transocean’s leadership oversight following consummation of the Business Combination.
•
the oral opinion of Evercore rendered to the Transocean Board on February 8, 2026, which was subsequently confirmed in Evercore’s written opinion dated February 8, 2026, that as of the date of such opinion and based upon and subject to the assumptions, limitations, qualifications and conditions described in Evercore’s written opinion, the Exchange Ratio pursuant to the Business Combination Agreement and Scheme of Arrangement contemplated thereby was fair, from a financial point of view, to Transocean, as more fully described below in the section entitled “— Opinion of Transocean’s Financial Advisor” beginning on page 111 and the full text of the written opinion of Evercore attached as Appendix G to this Joint Proxy Statement.

The Transocean Board weighed the benefits and opportunities listed above against a number of other factors identified in its deliberations as weighing against the Business Combination (which are not intended to be exhaustive and are not presented in any order of importance), including:
•
the risk that transaction-related and integration costs could be greater than anticipated, or that the integration of Transocean’s and Valaris’ operations, personnel and systems could be more complex or time-consuming than expected;

•
the potential dilutive impact of the all-stock transaction on Transocean Shareholders, particularly when compared to Transocean’s standalone prospects or other strategic alternatives, including pursuing other acquisition or financing opportunities;

•
the cost, including the time and attention of Transocean’s management, associated with pursuing and completing a significant strategic transaction, and the potential for distraction from Transocean’s ongoing operations during the pre-closing and integration periods;

•
the possibility that the announcement or pendency of the Business Combination could adversely affect Transocean’s share price, its trading volatility or its ability to pursue other strategic or business development opportunities prior to closing;

•
the risk that the Business Combination may not be consummated in a timely manner or at all, including as a result of failure to obtain required shareholder approvals or satisfy closing conditions, and the potential adverse impact such an outcome could have on Transocean’s business, financial condition or market perception;

•
the risk that the anticipated strategic benefits, operating synergies, deleveraging trajectory, free cash flow generation or other expected benefits of the Business Combination may not be realized, or may take longer than expected to achieve;

•
the restrictions imposed on Transocean’s conduct of its business and operations pursuant to the Business Combination Agreement during the period between signing and closing;

•
the possibility of shareholder litigation or regulatory scrutiny arising in connection with the Business Combination; and

•
various other risks and uncertainties associated with the Business Combination and the combined company, including those described under “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements.”

After considering these factors and through discussions with Transocean’s management and its financial and legal advisors, the Transocean Board concluded that the potential benefits of the Business Combination outweighed the uncertainties and risks. In view of the factors considered in connection with its evaluation of the Business Combination and the complexity of these matters, the Transocean Board did not assign relative weights to the foregoing factors, and individual directors may have given differing weight to different considerations in reaching their determination.
The Transocean Board believes that the Business Combination Agreement and the transactions contemplated thereby are in the best interests of, and are advisable to, Transocean and Transocean Shareholders. The Transocean Board unanimously recommends that Transocean Shareholders vote FOR the approval of the Transocean Ordinary Share Capital Increase Resolution, FOR the Transocean Capital Band Resolution, FOR the NYSE 20% Share Issuance Proposal, FOR the Board Election Resolutions, FOR the Compensation Committee Election Resolutions, and FOR the Additional Transocean Resolution.
Description of the Business Combination
The following summary of certain transaction steps of the Business Combination is qualified in its entirety by reference to the full text of the Business Combination Agreement, a copy of which is attached as Appendix A to this Joint Proxy Statement.
The Business Combination is being implemented by means of the Court-sanctioned Scheme of Arrangement between Valaris and Valaris Shareholders under Part VII of the Companies Act. The purpose of the Business Combination Agreement is to facilitate a series of events which will occur in a specific sequence and as a consequence of which Transocean will acquire all Valaris Shares issued and outstanding as of immediately prior to the Effective Time.
Pursuant to the Business Combination Agreement, commencing at the Effective Time, each of the following events or transactions will occur and be deemed to occur in the following sequence, in each case, without any further authorization, act or formality on the part of any Valaris Shareholder:
At or about the Effective Time,
(a)
all Valaris Shares issued and outstanding immediately prior to the Effective Time (other than Valaris Shares that are owned (A) by Valaris as treasury shares or owned by any Valaris subsidiary or (B) by Transocean or any Transocean subsidiary (collectively, the Valaris Shares in clauses (A) and (B), the “Canceled Shares”)) will, in accordance with the Scheme of Arrangement and the provisions of the Business Combination Agreement, be transferred and contributed, or deemed to be transferred and contributed, to Transocean as consideration for the Transocean Shares to be issued pursuant to the Transocean Ordinary Share Capital Increase Resolution, such that Valaris becomes a direct or indirect Transocean subsidiary;

(b)
(A) each Valaris Share Certificate (as defined below) formerly representing any Valaris Share (other than a Canceled Share) and (B) each Book-Entry Valaris Share formerly representing any Valaris Share (other than a Canceled Share) will, from and after the Effective Time, represent only the right of the holder thereof to receive the applicable number of Transocean Shares in accordance with the Exchange Ratio (together with any cash in lieu of fractional Transocean Shares), and no longer any rights of such holder in its capacity as a shareholder of Valaris, it being understood that all rights attached to the Valaris Shares themselves will, from the Effective Time, vest in and be exercisable solely by Transocean (or its designated subsidiary) as the holder of such shares;

(c)
each Valaris Warrant that is outstanding and unexercised as of immediately prior to the Effective Time, will immediately be assumed by Transocean, remain outstanding and, in lieu of the number of Valaris Shares then exercisable under such Valaris Warrant prior to the Effective Time, be exercisable for the Fundamental Transaction Consideration (as defined in the Valaris Warrant Agreement) multiplied by the number of Valaris Shares for which a Valaris Warrant is exercisable immediately prior to the consummation of the Business Combination;

(d)
each Valaris RSU outstanding as of immediately prior to the date of the Business Combination Agreement will, to the extent outstanding immediately prior to the Effective Time, (i) vest at the Effective Time, (ii) be converted automatically into the right of each holder thereof to receive a number of Transocean Shares equal to the product of (x) the number of Valaris Shares subject to such Valaris RSU, multiplied by (y) the Exchange Ratio, reduced by the number of Transocean Shares to satisfy any tax withholding obligations associated with the settlement of such Valaris RSU, and rounded to the nearest whole number, and (iii) except with respect to the rights of each holder set forth in clause (ii) above, automatically be canceled and retired and cease to exist. Notwithstanding the foregoing, any holder of Valaris RSUs that has made a valid election to settle any Valaris RSUs in cash will be entitled to receive a cash payment from Valaris for such Valaris RSUs in accordance with the applicable terms prior to the Effective Time;

(e)
subject to limited exceptions, each Valaris PSU outstanding as of immediately prior to the date of the Business Combination Agreement will, to the extent outstanding immediately prior to the Effective Time, (i) vest at the Effective Time, with the number of Valaris Shares earned under such Valaris PSU based on the actual achievement of the applicable performance goals as of the Effective Time, as determined by the Valaris Board in accordance with the applicable terms, (ii) be converted automatically into the right of each holder thereof to receive a number of Transocean Shares equal to the product of (x) the number of Valaris Shares earned pursuant to clause (i) above multiplied by (y) the Exchange Ratio, reduced by the number of Transocean Shares to satisfy any tax withholding obligations associated with the settlement of such Valaris PSU, and rounded to the nearest whole number, and (iii) except with respect to the rights of each holder set forth in clause (ii) above, automatically be canceled and retired and cease to exist; and

(f)
each Valaris New Award will generally be assumed by Transocean and be converted into Transocean equity awards. Each such Transocean equity award as so assumed and converted will continue to have and be subject to the same terms and conditions as applied to the Valaris New Award immediately prior to the Effective Time, except that with respect to a Valaris New Award that is a Valaris PSU, as of the Effective Time, each such Transocean equity award as so assumed and converted will be subject only to the time-based vesting conditions as applied to such Valaris PSU immediately prior to the Effective Time, relating to a number of Transocean Shares equal to the product of: (i) the number of Valaris Shares subject to such Valaris PSU, determined based upon the target number of Valaris Shares subject to such Valaris PSU and (ii) the Exchange Ratio, rounded to the nearest whole number of Transocean Shares.

The number of Transocean Shares to which a Valaris Shareholder or a holder of Valaris PSUs, Valaris RSUs and Valaris Warrants is entitled to pursuant to the Business Combination Agreement will be adjusted to reflect fully the effect of any share or stock split, reverse split, share or stock dividend (including any dividend or distribution of securities convertible into Transocean Shares or Valaris Shares, other than share or stock dividends paid in lieu of ordinary course dividends), consolidation, reclassification, reorganization, recapitalization or other like change with respect to Transocean Shares or Valaris Shares occurring after the date of the Business Combination Agreement and prior to the Effective Time and the Exchange Ratio will be deemed to be such exchange ratio of Transocean Shares per Valaris Share as is required to reflect such adjustment.
Officer and Director Matters
Valaris will obtain and deliver to Transocean at the Effective Time evidence reasonably satisfactory to Transocean of the resignations or removal, effective as of the Effective Time, of all (i) the directors of the Valaris Board and (ii) the officers of Valaris, Transocean will (i) obtain and deliver to Valaris at the Effective Time evidence reasonably satisfactory to Valaris of the resignations or removal, effective as of the Effective Time, of two directors of the Transocean Board and (ii) submit to the Transocean Shareholders at the Transocean Extraordinary General Meeting the Board Election Resolutions to elect the Valaris Nominees.
Payment of the Business Combination Consideration
Prior to the Effective Time, Transocean and Valaris will appoint the Depositary to act as exchange agent in connection with the Business Combination. In accordance with the Scheme of Arrangement and the Business Combination Agreement, Transocean shall, substantially concurrently with the Effective Time, issue and deliver for deposit with the Depositary all Transocean Shares required to pay the consideration pursuant to the Business Combination to be held by the Depositary for distribution to Valaris Shareholders in accordance with the Scheme of Arrangement.
No fractional Transocean Shares will be issued under the Business Combination. As soon as reasonably practicable following the Effective Time, the Depositary, will determine the number of whole Transocean Shares and the number of Transocean Excess Shares, and the Depositary will, on behalf of the former Valaris Shareholders sell the Transocean Excess Shares at the then-prevailing prices on the NYSE, all in the manner provided in the Business Combination Agreement. The sale of the Transocean Excess Shares by the Depositary will be executed on the NYSE and will be executed in round lots to the extent practicable. Until the net proceeds of any such sale or sales have been distributed to the former Valaris Shareholders, the Depositary will hold such proceeds in trust for such holders. The net proceeds of any such sale or sales of Transocean Excess Shares to be distributed to the former Valaris Shareholders will be reduced by any and all commissions, transfer taxes and other out-of-pocket transaction costs, as well as any expenses, of the Depositary incurred in connection with such sale or sales. The Depositary will determine the portion of such net proceeds to which each former Valaris Shareholder will be entitled, if any, by multiplying the amount of the aggregate net proceeds by a fraction, the numerator of which is the amount of the fractional share interest to which such former Valaris Shareholder is entitled (after taking into account all Valaris Shares then held by such former Valaris Shareholder) and the denominator of which is the aggregate amount of fractional share interests to which all holders of Valaris Shares are entitled. As soon as reasonably practicable after the determination of the amount of cash, if any, to be paid to former Valaris Shareholders with respect to any fractional share interests, the Depositary will promptly pay such amounts to such holders subject to and in accordance with Business Combination Agreement. The payment of cash in lieu of fractional share interests pursuant is not separately bargained-for consideration.
Amendments to the Business Combination Agreement
Subject to the Interim Order, the Sanction Order and applicable laws, the Business Combination Agreement may, at any time and from time to time before or after the approval by the Valaris Shareholders or approval by the Transocean Shareholders, but prior to the granting of the Sanction Order, be amended by written agreement of the parties; provided, however, that the Business Combination Agreement may not be amended, modified or supplemented after the approval by the Valaris Shareholders or approval by the Transocean Shareholders has been obtained unless, to the extent required by applicable law or the rules and regulations of NYSE, approved by the Valaris Shareholders or the Transocean Shareholders, as applicable.
Opinion of Valaris’ Financial Advisor
Goldman Sachs delivered its written opinion, dated February 9, 2026, to the Valaris Board, that, as of the date of such opinion and based upon and subject to the assumptions made and limitations and qualifications included therein, the Exchange Ratio pursuant to the Business Combination Agreement was fair from a financial point of view to the holders (other than Transocean and its affiliates) of the outstanding Valaris Shares.
The full text of the written opinion of Goldman Sachs, dated February 9, 2026, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Appendix H to this Joint Proxy Statement. Goldman Sachs provided advisory services and its opinion for the information and assistance of the Valaris Board in connection with its consideration of the Business Combination. Goldman Sachs’ opinion is not a recommendation as to how any Valaris Shareholder should vote with respect to the Business Combination or any other matter.
In connection with rendering the opinion described above and performing its related financial analyses, Goldman Sachs reviewed, among other things:
•
the Business Combination Agreement;

•
annual reports to shareholders and Annual Reports on Form 10-K of Valaris and Transocean for the five years ended December 31, 2024;

•
certain interim reports to shareholders and Quarterly Reports on Form 10-Q of Valaris and Transocean;

•
certain publicly available research analyst reports for Valaris and Transocean;

•
certain other communications from Valaris and Transocean to their respective shareholders;

•
certain internal financial analyses and forecasts for Transocean standalone prepared by its management (which are referred to herein as the Transocean Stand-Alone Projections);

•
certain internal financial analyses and forecasts for Valaris prepared by its management (which are referred to herein as the Valaris Stand-Alone Projections) and certain financial analyses and forecasts for Transocean standalone (which are referred to herein as the Valaris Projections for Transocean) and pro forma for the Business Combination (which are referred to herein as the Valaris Pro Forma Projections) prepared by the management of Valaris, in each case, as approved for Goldman Sachs’ use by Valaris; and
•
certain operating synergies projected by the management of Valaris to result from the Business Combination, as approved for Goldman Sachs’ use by Valaris (which are referred to herein as the Valaris Synergy Projections).

Goldman Sachs also held discussions with members of the senior management of Valaris regarding their assessment of the strategic rationale for, and the potential benefits of, the Business Combination and the past and current business operations, financial condition and future prospects of Valaris and with members of the senior managements of Valaris and Transocean regarding the past and current business operations, financial condition and future prospects of Transocean; reviewed the reported price and trading activity for the Valaris Shares and the Transocean Shares; compared certain financial and stock market information for Valaris and Transocean with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the offshore drilling and energy industries; and performed such other studies and analyses, and considered such other factors, as it deemed appropriate.
For purposes of rendering the opinion, Goldman Sachs, with Valaris’ consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, it, without assuming any responsibility for independent verification thereof. In that regard, Goldman Sachs assumed with Valaris’ consent that the Valaris Management Projections were reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of Valaris. Goldman Sachs did not make an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of Valaris or Transocean or any of their respective subsidiaries and it was not furnished with any such evaluation or appraisal. Goldman Sachs assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Business Combination will be obtained without any adverse effect on Valaris or Transocean or on the expected benefits of the Business Combination in any way meaningful to its analysis. Goldman Sachs also assumed that the Business Combination will be consummated on the terms set forth in the Business Combination Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to its analysis.
Goldman Sachs’ opinion does not address the underlying business decision of Valaris to engage in the Business Combination or the relative merits of the Business Combination as compared to any strategic alternatives that may be available to Valaris; nor does it address any legal, regulatory, tax or accounting matters. Goldman Sachs’ opinion addresses only the fairness from a financial point of view to the holders (other than Transocean and its affiliates) of the outstanding Valaris Shares, as of the date of the opinion, of the Exchange Ratio pursuant to the Business Combination Agreement. Goldman Sachs’ opinion does not express any view on, and does not address, any other term or aspect of the Business Combination Agreement or the Business Combination or any term or aspect of any other agreement or instrument contemplated by the Business Combination Agreement or entered into or amended in connection with the Business Combination, including the fairness of the Business Combination to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of Valaris; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of Valaris, or class of such persons, in connection with the Business Combination, whether relative to the Exchange Ratio pursuant to the Business Combination Agreement in the Business Combination or otherwise. Goldman Sachs’ opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to Goldman Sachs as of, the date of its opinion and Goldman Sachs assumes no responsibility for updating, revising or reaffirming its opinion based on circumstances, developments or events occurring after the date of its opinion. In addition, Goldman Sachs does not express any opinion as to the prices at which shares of the Transocean Shares and the Valaris Shares will trade at any time, as to the potential effects of volatility in the credit, financial and stock markets on Valaris, Transocean or the Business Combination, or as to the impact of the Business Combination on the solvency or viability of Valaris or Transocean or the ability of Valaris or Transocean to pay their respective obligations when they come due. Goldman Sachs’ opinion was approved by a fairness committee of Goldman Sachs.

The following is a summary of the material financial analyses delivered by Goldman Sachs to the Valaris Board in connection with rendering the opinion described above. The following summary, however, does not purport to be a complete description of the financial analyses performed by Goldman Sachs, nor does the order of analyses described represent relative importance or weight given to those analyses by Goldman Sachs. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of Goldman Sachs’ financial analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before February 6, 2026, the last trading day before the public announcement of the Business Combination, and is not necessarily indicative of current market conditions.
Illustrative Asset Life Discounted Cash Flow Analysis
Valaris on a standalone basis.   Using the Valaris Stand-Alone Projections, Goldman Sachs performed an illustrative asset life discounted cash flow analysis on Valaris to derive a range of illustrative present values per Valaris Share.
Using the mid-year convention for discounting cash flows and discount rates ranging from 11% to 13%, reflecting estimates of Valaris’ weighted average cost of capital, Goldman Sachs discounted to present value as of January 1, 2026 estimates of unlevered free cash flow for Valaris for the fiscal years 2026 through 2076 as reflected in the Valaris Stand-Alone Projections. Goldman Sachs derived such discount rates by application of the Capital Asset Pricing Model (“CAPM”), which requires certain company-specific inputs, including Valaris’ target capital structure weightings, the cost of long-term debt, after-tax yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for Valaris, as well as certain financial metrics for the United States financial markets generally.
Goldman Sachs derived ranges of illustrative enterprise values for Valaris based on the ranges of present values it derived above. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived for Valaris the amount of Valaris’ net debt (calculated as total debt less cash and cash equivalents), non-controlling interest and unfunded pension liability and added the amount of Valaris’ equity method investment, in each case, as provided by and approved for Goldman Sachs’ use by the management of Valaris, to derive a range of illustrative equity values for Valaris. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted outstanding shares of Valaris, as provided by and approved for Goldman Sachs’ use by the management of Valaris, using the treasury stock method, to derive a range of illustrative present values per share ranging from $47.76 to $55.69.
Combined Company.   Using the Valaris Management Projections, Goldman Sachs performed an illustrative asset life discounted cash flow analysis on the Combined Company to derive a range of illustrative present values of the Exchange Ratio to be paid per Valaris Share.
Using the mid-year convention for discounting cash flows and discount rates ranging from 10% to 12%, reflecting estimates of the Combined Company’s weighted average cost of capital, Goldman Sachs discounted to present value as of January 1, 2026, estimates of unlevered free cash flow for the Combined Company for the fiscal years 2026 through 2076 as reflected in the Valaris Management Projections. Goldman Sachs derived such discount rates by application of the CAPM, which requires certain company-specific inputs, including the Combined Company’s target capital structure weightings, the cost of long-term debt, after-tax yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for the Combined Company, as well as certain financial metrics for the United States financial markets generally.
Goldman Sachs derived ranges of illustrative enterprise values for the Combined Company based on the ranges of present values it derived above. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived for the Combined Company the amount of the Combined Company’s net debt (calculated as total debt, including the impact of finance lease liabilities, less cash and cash equivalents), non-controlling interest and unfunded pension liability and added the amount of the Combined Company’s equity method investment, in each case, as provided by and approved for Goldman Sachs’ use by the management of Valaris, to derive a range of illustrative equity values for the Combined Company. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted outstanding shares of the Combined Company, expected to be outstanding following the consummation of the Business

Combination, as provided by and approved for Goldman Sachs’ use by the management of Valaris, using the treasury stock method, and for Transocean’s exchangeable bonds assuming “if-converted” treatment. Goldman Sachs then multiplied the range of implied present value per share of the Combined Company by the Exchange Ratio. This analysis resulted in a range of implied present values of the Exchange Ratio to be paid per Valaris Share ranging from $53.93 to $66.54.
Illustrative Discounted Cash Flow Analysis.
Valaris on a standalone basis.   Using the Valaris Stand-Alone Projections, Goldman Sachs performed an illustrative discounted cash flow analysis on Valaris to derive a range of illustrative present values per Valaris Share. Using the mid-year convention for discounting cash flows and discount rates ranging from 11% to 13%, reflecting estimates of Valaris’ weighted average cost of capital, Goldman Sachs discounted to present value as of January 1, 2026 (i) estimates of unlevered free cash flow for Valaris for the fiscal years 2026 through 2030 as reflected in the Valaris Stand-Alone Projections and (ii) a range of illustrative terminal values for Valaris, which were calculated by applying perpetuity growth rates ranging from 0.0% to 2.0%, to a terminal year estimate of the unlevered free cash flow to be generated by Valaris, as reflected in the Valaris Stand-Alone Projections (which analysis implied terminal year EBITDA exit multiples ranging from 4.4x to 6.4x). The range of perpetuity growth rates was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account the Valaris Stand-Alone Projections and market expectations regarding long-term real growth of gross domestic product and inflation. Goldman Sachs derived such discount rates by application of the CAPM, which requires certain company-specific inputs, including Valaris’ target capital structure weightings, the cost of long-term debt, after-tax yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for Valaris, as well as certain financial metrics for the United States financial markets generally.
Goldman Sachs derived ranges of illustrative enterprise values for Valaris by adding the ranges of present values it derived above. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived for Valaris the amount of Valaris’ net debt (calculated as total debt less cash and cash equivalents), non-controlling interest and unfunded pension liability and added the amount of Valaris’ equity method investment, in each case, as provided by and approved for Goldman Sachs’ use by the management of Valaris, to derive a range of illustrative equity values for Valaris. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted outstanding shares of Valaris, as provided by and approved for Goldman Sachs’ use by the management of Valaris, using the treasury stock method, to derive a range of illustrative present values per share ranging from $45.49 to $64.66.
The Combined Company.   Using the Valaris Management Projections, Goldman Sachs performed an illustrative discounted cash flow analysis on the Combined Company to derive a range of illustrative present values of the Exchange Ratio to be paid per Valaris Share.
Using the mid-year convention for discounting cash flows and discount rates ranging from 10% to 12%, reflecting estimates of the Combined Company’s weighted average cost of capital, Goldman Sachs discounted to present value as of January 1, 2026 (i) estimates of unlevered free cash flow for the Combined Company for the fiscal years 2026 through 2030 as reflected in the Valaris Management Projections and (ii) a range of illustrative terminal values for the Combined Company, which were calculated by applying perpetuity growth rates ranging from 0.0% to 2.0%, to a terminal year estimate of the unlevered free cash flow to be generated by the Combined Company, as reflected in the Valaris Management Projections (which analysis implied terminal year EBITDA exit multiples ranging from 5.7x to 8.6x). The range of perpetuity growth rates was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account the Valaris Management Projections and market expectations regarding long-term real growth of gross domestic product and inflation. Goldman Sachs derived such discount rates by application of the CAPM, which requires certain company-specific inputs, including the Combined Company’s target capital structure weightings, the cost of long-term debt, after-tax yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for the Combined Company, as well as certain financial metrics for the United States financial markets generally.
Goldman Sachs derived ranges of illustrative enterprise values for the Combined Company by adding the ranges of present values it derived above. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived for the Combined Company the amount of the Combined Company’s net debt

(calculated as total debt, including the impact of finance lease liabilities, less cash and cash equivalents), non-controlling interest and unfunded pension liability and added the amount of the Combined Company’s equity method investment, in each case, as provided by and approved for Goldman Sachs’ use by the management of Valaris, to derive a range of illustrative equity values for the Combined Company. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted outstanding shares of the Combined Company, expected to be outstanding following the consummation of the Business Combination as provided by and approved for Goldman Sachs’ use by the management of Valaris, using the treasury stock method, and for Transocean’s exchangeable bonds assuming “if-converted” treatment. Goldman Sachs then multiplied the range of implied present value per share of the Combined Company by the Exchange Ratio. This analysis resulted in a range of implied present values of the Exchange Ratio to be paid per Valaris Share ranging from $55.67 to $89.21.
Illustrative Present Value of Future share price Analysis
Valaris on a Standalone Basis.   Using the Valaris Stand-Alone Projections, Goldman Sachs performed an illustrative analysis of the implied present value of an illustrative future value per Valaris Share. For this analysis, Goldman Sachs first calculated the implied enterprise value for Valaris as of December 31 for each of the fiscal years 2026 through 2027, by applying a range of multiples of illustrative enterprise value (“EV”) to next twelve month (“NTM”) EBITDA (“EV/NTM EBITDA”) of 5.0x to 7.0x to estimates of Valaris’ NTM EBITDA for each of the fiscal years 2026 through 2027. This illustrative range of EV/NTM EBITDA multiple estimates was derived by Goldman Sachs utilizing its professional judgment and experience, taking into account current and historical EV/NTM EBITDA multiples for Valaris.
Goldman Sachs then subtracted the amount of Valaris’ net debt (calculated as total debt less cash and cash equivalents), non-controlling interest and unfunded pension liability and added the amount of Valaris’ equity method investment for each of the fiscal years 2026 to 2027, each as provided by and approved for Goldman Sachs’ use by the management of Valaris, from the respective implied enterprise values in order to derive a range of illustrative equity values as of December 31 for Valaris for each of the fiscal years 2026 to 2027. Goldman Sachs then divided these implied equity values by the projected year-end number of fully diluted outstanding Valaris Shares for each of fiscal years 2026 to 2027, calculated using information provided by and approved for Goldman Sachs’ use by the management of Valaris, to derive a range of implied future values per Valaris Share. Goldman Sachs then added the cumulative dividends per Valaris Share expected to be paid to holders of the outstanding Valaris Shares through the end of each of fiscal years 2026 to 2027 using the Valaris Stand-Alone Projections. Goldman Sachs then discounted these implied future equity values per Valaris Share to January 1, 2026, using an illustrative discount rate of 13.2%, reflecting an estimate of Valaris’ cost of equity. Goldman Sachs derived such discount rate by application of the CAPM, which requires certain company-specific inputs, including a beta for Valaris, as well as certain financial metrics for the United States financial markets generally. This analysis resulted in a range of implied present values of $51.00 to $73.64 per Valaris Share.
The Combined Company.   Using the Valaris Management Projections, Goldman Sachs performed an illustrative analysis of the implied present value of an illustrative future value of the Exchange Ratio to be paid per Valaris Share.
For this analysis, Goldman Sachs first calculated the implied enterprise value for the Combined Company as of December 31 for each of the fiscal years 2026 through 2027, by applying a range of multiples of illustrative EV/NTM EBITDA of 5.75x to 7.75x to estimates of the Combined Company’s NTM EBITDA for each of the fiscal years 2026 through 2027. This illustrative range of EV/NTM EBITDA multiple estimates was derived by Goldman Sachs utilizing its professional judgment and experience, taking into account current and historical EV/NTM EBITDA multiples for Valaris and Transocean.
Goldman Sachs then subtracted the amount of the Combined Company’s net debt (calculated as total debt, including the impact of finance lease liabilities, less cash and cash equivalents), non-controlling interest and unfunded pension liability and added the amount of the Combined Company’s equity method investment for each of the fiscal years 2026 to 2027, each as provided by and approved for Goldman Sachs’ use by the management of Valaris, from the respective implied enterprise values in order to derive a range of illustrative equity values as of December 31 for the Combined Company for each of the fiscal years 2026 to 2027. Goldman Sachs then divided these implied equity values by the projected year-end number of fully diluted outstanding shares of the Combined Company for each of fiscal years 2026 to 2027, calculated using information provided by and approved for Goldman Sachs’ use by the management of Valaris, to derive a range of implied future values per share of the Combined Company. Goldman Sachs then added the cumulative dividends per share of the Combined Company expected to be paid to holders of shares of the Combined Company through the end of each of fiscal years 2026 to 2027 using the Valaris Management Projections. Goldman Sachs then discounted these implied future equity values per share of the Combined Company to January 1, 2026, using an illustrative discount rate of 13.6%, reflecting an estimate of the Combined Company’s cost of equity. Goldman Sachs derived such discount rate by application of the CAPM, which requires certain company-specific inputs, including a beta for the Combined Company, as well as certain financial metrics for the United States financial markets generally. Goldman Sachs then multiplied the range of implied present value per share of the Combined Company by the Exchange Ratio. This analysis resulted in a range of implied present values of the Exchange Ratio to be paid per Valaris Share ranging from $49.58 to $85.23.
Premia Paid Analysis.   Goldman Sachs reviewed and analyzed, using publicly available information, the acquisition premia for transactions announced from January 1, 2007 through February 6, 2026 involving a public company in the offshore drilling industry with a primary listing in the United States as the target. While none of the companies that participated in the selected transactions are directly comparable to Valaris, the companies that participated in the selected transactions are companies with operations that, for the purposes of analysis, may be considered similar to certain of Valaris’ results, market sizes and product profile. For the entire period, using publicly available information, Goldman Sachs calculated the low and high premiums of the price paid in the six transactions relative to the target’s last undisturbed closing stock price prior to announcement of the transaction. This analysis indicated a low premium of 0% and a high premium of 33% across the period. Using this analysis, Goldman Sachs applied a reference range of illustrative premiums of 0% to 33% to the undisturbed closing price per Valaris Share of $62.41 as of February 6, 2026 and calculated a range of implied equity values per Valaris Share of $62.41 to $83.01.
The following table presents the results of this analysis:
Announcement Date	Selected Transactions		1-Day Undisturbed Premium
	Target	Acquiror
June 10, 2024	Diamond Offshore Drilling, Inc.	Noble Corporation plc	11%
January 29, 2019	Rowan Companies plc	Ensco plc	24%
September 4, 2018	Ocean Rig UDW Inc.	Transocean Ltd.	19%
May 30, 2017	Atwood Oceanics, Inc.	Ensco plc	33%
February 7, 2011	Pride International, Inc.	Ensco plc	21%
July 23, 2007	GlobalSantaFe Corporation	Transocean Ltd.	0%
Goldman Sachs reviewed and analyzed, using publicly available information, the acquisition premia for transactions announced from January 1, 2020 through February 6, 2026 involving a United States public company in the energy industry with a transaction value greater than $2.0 billion as the target. While none of the companies that participated in the selected transactions are directly comparable to Valaris, the companies that participated in the selected transactions are companies with operations that, for the purposes of analysis, may be considered similar to certain of Valaris’ results, market sizes and product profile. For the entire period, using publicly available information, Goldman Sachs calculated the median, low and high premiums of the price paid in the 22 transactions relative to the target’s last undisturbed closing stock price prior to announcement of the transaction. This analysis indicated a median premium of 11% across the period. This analysis also indicated a low premium of (1)% and a high premium of 32% across the period. Using this analysis, Goldman Sachs applied a reference range of illustrative premiums of (1)% to 32% to the undisturbed closing price per Valaris Share of $62.41 as of February 6, 2026 and calculated a range of implied equity values per Valaris Share of $61.91 to $82.38.
The following table presents the results of this analysis:

Announcement Date	Selected Transactions		1-Day Undisturbed Premium
	Target	Acquiror
February 2, 2026	Coterra Energy Inc.	Devon Energy Corporation	1%
August 25, 2025	Vital Energy, Inc.	Crescent Energy Company	20%
August 28, 2024	EnLink Midstream, LLC	ONEOK, Inc.	13%
May 29, 2024	Marathon Oil Corporation	ConocoPhillips	15%
April 2, 2024	ChampionX Corporation	SLB N.V.	15%
March 11, 2024	Equitrans Midstream Corporation	EQT Corporation	18%
January 22, 2024	NuStar Energy L.P.	Sunoco LP	32%
January 11, 2024	Southwestern Energy Company	Chesapeake Energy Corporation	14%
January 4, 2024	Callon Petroleum Company	APA Corporation	14%
October 23, 2023	Hess Corporation	Chevron Corporation	5%
October 11, 2023	Pioneer Natural Resources	Exxon Mobil Corporation	20%
August 21, 2023	Earthstone Energy, Inc.	Permian Resources Corporation	15%
August 16, 2023	Crestwood Equity Partners LP	Energy Transfer LP	(1)%
July 13, 2023	Denbury Inc.	Exxon Mobil Corporation	2%
June 15, 2023	NexTier Oilfield Solutions Inc.	Patterson-UTI Energy, Inc.	0%
May 22, 2023	PDC Energy, Inc.	Chevron Corporation	11%
May 24, 2021	Cimarex Energy Co.	Cabot Oil & Gas Corporation	0%
December 21, 2020	QEP Resources	Diamondback Energy, Inc.	(1)%
October 20, 2020	Parsley Energy, Inc.	Pioneer Natural Resources Company	8%
October 19, 2020	Concho Resources Inc.	ConocoPhillips	12%
September 28, 2020	WPX Energy, Inc.	Devon Energy Corporation	3%
July 20, 2020	Noble Energy, Inc.	Chevron Corporation	8%
The preparation of an opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs’ opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Goldman Sachs made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the above analyses as a comparison is directly comparable to Valaris or Transocean or the contemplated Business Combination.
Goldman Sachs prepared these analyses for purposes of Goldman Sachs’ providing its opinion to the Valaris Board as to the fairness from a financial point of view of the Exchange Ratio pursuant to the Business Combination Agreement to the holders (other than Transocean and its affiliates) of the outstanding Valaris Shares. These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of Valaris, Transocean, Goldman Sachs or any other person assumes responsibility if future results are materially different from those forecasted.
The Exchange Ratio was determined through arm’s-length negotiations between Valaris and Transocean and was approved by the Valaris Board. Goldman Sachs provided advice to Valaris during these negotiations. Goldman Sachs did not, however, recommend any specific Exchange Ratio to Valaris or the Valaris Board or that any specific Exchange Ratio constituted the only appropriate Exchange Ratio for the Business Combination.
As described above, Goldman Sachs’ opinion to the Valaris Board was one of many factors taken into consideration by the Valaris Board in making its determination to approve the Business Combination

Agreement. The foregoing summary does not purport to be a complete description of the analyses performed by Goldman Sachs in connection with the opinion and is qualified in its entirety by reference to the written opinion of Goldman Sachs attached as Appendix H to this Joint Proxy Statement.
Goldman Sachs and its affiliates (collectively, “Goldman Sachs Affiliated Entities”) are engaged in advisory, underwriting, lending and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs Affiliated Entities and their employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of Valaris, Transocean, any of their respective affiliates and third parties (collectively, “Relevant Entities”) or any currency or commodity that may be involved in the Business Combination. Goldman Sachs Investment Banking has an existing lending relationship with Valaris and Transocean. Goldman Sachs acted as financial advisor to Valaris in connection with, and participated in certain of the negotiations leading to, the Business Combination. During the two-year period ended February 9, 2026, Goldman Sachs Investment Banking has not been engaged by Valaris or its affiliates to provide financial advisory or underwriting services for which Goldman Sachs has recognized compensation. Goldman Sachs has provided certain financial advisory and/or underwriting services to Transocean and its affiliates from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as bookrunner with respect to a public offering of Transocean senior notes in April 2024; bookrunner with respect to a public offering of Transocean Shares in September 2025; and bookrunner with respect to a public offering of Transocean senior priority guaranteed notes in September 2025. During the two-year period ended February 9, 2026, Goldman Sachs has recognized compensation for financial advisory and/or underwriting services provided by Goldman Sachs Investment Banking to Transocean and/or its affiliates of approximately $9.5 million. As of February 7, 2026, Goldman Sachs Investment Banking was not mandated by Transocean and/or its Related Entities (as defined below) to provide to any such person financial advisory and/or underwriting services. As of February 7, 2026, Goldman Sachs Investment Banking was not soliciting Transocean and/or its Related Entities to work on financial advisory and/or underwriting matters for any such persons on which it has not been mandated. Goldman Sachs may also in the future provide financial advisory and/or underwriting services to Valaris, Transocean and their respective affiliates for which Goldman Sachs Investment Banking may receive compensation.
As of February 9, 2026, Goldman Sachs Affiliated Entities had (i) no direct GS Principal Investment (as defined below) in Valaris and/or its affiliates, and (ii) no direct GS Principal Investment in Transocean and/or its Related Entities.
On the public side of Goldman Sachs’ informational wall (the “Public Side”) and in the ordinary course of its various business activities, Goldman Sachs Affiliated Entities may also own equity securities in the Relevant Entities, and/or their respective affiliates arising from engaging in market making, trade execution, clearing, custody, margin lending and other similar financing transactions, securities lending, and related activities (including by acting as agent for third parties executing their transactions or as principal supplying liquidity to market participants, and any related hedging, other risk management or inventory management) (collectively, “Market Making Activities”), which positions change frequently. Regulatory, informational and operational barriers separate the Public Side from Goldman Sachs Investment Banking.
For purposes of this section of this Joint Proxy Statement, (i) Goldman Sachs relied on its books and records to (A) unless otherwise indicated, calculate all amounts and (B) determine whether an entity is an affiliate, portfolio company, subsidiary or majority-owned subsidiary of another entity, and (ii) the following terms have the definitions set forth below:
Goldman Sachs principal investments (“GS Principal Investments”) (including any associated commitments) are (i) direct balance sheet investments in equity interests or equity securities held by Goldman Sachs Affiliated Entities for its own account or (ii) direct investments in equity interests held by a fund managed by a Goldman Sachs Affiliated Entity which fund is primarily for the benefit of Goldman Sachs Affiliated Entities and/or its current and former employees and not third-party clients. GS Principal Investments do not include equity interests arising from Market Making Activities, equity derivatives, convertible debt instruments, or warrants or equity kickers received in connection with senior secured loans, mezzanine loans, warehouse loans, preferred equity with a fixed rate of return or other similar types of financing transactions (which may also be subject to hedging or other risk-mitigating instruments). GS Principal Investments also do not include investments by funds managed by Goldman Sachs Affiliated Entities which funds are almost entirely for the benefit of third-party clients (“GS Client Funds”), which funds can co-invest alongside, and/or make investments in, the Relevant Entities or their respective Related Entities. As investment managers for GS Client Funds, Goldman Sachs Affiliated Entities are required to fulfill a fiduciary responsibility to GS Client Funds in making decisions to purchase, sell, hold or vote on, or take any other action with respect to, any financial instrument.
Related Entities are, as applicable, a person or entity’s subsidiaries, affiliates, portfolio companies and/or funds managed thereby.
The Valaris Board selected Goldman Sachs as its financial advisor because it is an internationally recognized investment banking firm that has substantial experience in transactions similar to the Business Combination. Pursuant to a letter agreement dated February 6, 2026 (as amended), Valaris engaged Goldman Sachs to act as its financial advisor in connection with the contemplated Business Combination. The engagement letter between Valaris and Goldman Sachs provides for a transaction fee estimated, based on the information available as of the date of announcement, at approximately $46 million (of which approximately $6 million will be deemed paid through the application of a credit previously agreed between Goldman Sachs and Valaris from a prior engagement), $3 million of which became payable at announcement of the Business Combination, and the remainder of which is contingent upon consummation of the Business Combination. In addition, Valaris has agreed to reimburse Goldman Sachs for certain of its expenses, including attorneys’ fees and disbursements, and to indemnify Goldman Sachs and related persons against various liabilities, including certain liabilities under the federal securities laws.
Valaris Unaudited Financial Projections
Valaris does not normally publicly disclose long-term projections due to, among other reasons, the uncertainty, unpredictability and subjectivity of the underlying assumptions, estimates and judgments. However, Valaris’ management regularly prepares financial forecasts for the Valaris Board, including certain unaudited prospective financial information for Valaris on a stand-alone basis for fiscal years ending December 31, 2026 through December 31, 2030, provided in connection with the Valaris Board’s consideration of the proposed Business Combination and which Valaris refers to as the “Valaris Stand-Alone Projections,” as well as forecasts for alternative scenarios. These forecasts were also shared with Goldman Sachs in connection with Valaris’ evaluation of the Business Combination. The Valaris Stand-Alone Projections were made available to Transocean in connection with its due diligence review of a potential transaction with Valaris.
In addition, in connection with Valaris’ evaluation of the Business Combination, Valaris’ management also provided to the Valaris Board and Goldman Sachs (a) certain unaudited prospective financial information for (i) Transocean on a stand-alone basis (the “Valaris Projections for Transocean”) and (ii) Transocean and Valaris on a pro forma basis (the “Valaris Pro Forma Projections”) and (b) management’s estimates of the synergies expected to be realized by the Combined Company following the completion of the Business Combination for years 2026 through 2030 (the “Valaris Synergy Projections” and, collectively with the Valaris Stand-Alone Projections, the Valaris Projections for Transocean and the Valaris Pro Forma Projections, the “Valaris Management Projections”), in each case, for fiscal years ending December 31, 2026 through December 31, 2030.
The Valaris Management Projections were not intended for public disclosure, and, accordingly, do not necessarily comply with, nor were they prepared with a view toward compliance with, the published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial forecasts or generally accepted accounting principles, or GAAP (and do not include footnote disclosures as may be required by GAAP). The Valaris Management Projections were provided by Valaris to Goldman Sachs for its use and reliance in connection with its financial analyses and its fairness opinion as described in the section entitled “Description of the Business Combination — Opinion of Valaris’ Financial Advisor” beginning on page 100 of this Joint Proxy Statement.
The Valaris Management Projections constitute forward-looking information and are subject to a wide variety of significant risks and uncertainties that could cause the actual results to differ materially from the projected results. For additional information on factors that may cause Valaris’ or Transocean’s future financial results to materially vary from the projected results summarized below, see the section entitled “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 23 of this Joint Proxy Statement.
In the view of Valaris management, the Valaris Management Projections were prepared on a reasonable basis reflecting management’s best available assumptions, estimates and judgments regarding the future financial performance of Valaris and Transocean at the time they were prepared. The assumptions, estimates and judgments underlying the Valaris Management Projections may not be realized and are inherently subject to significant business, economic and competitive uncertainties and contingencies, all of which are difficult to predict and many of which are beyond Valaris’ control. The Valaris Stand-Alone Projections also reflect assumptions, estimates and judgments as to certain business decisions of Valaris that are subject to change and that may not reflect changes in general business or economic conditions since the time they were prepared, any of the effects of the Business Combination, or any other changes that may in the future affect Valaris, Transocean or their assets, business, operations, properties, policies, corporate structure, capitalization and management as a result of the Business Combination or otherwise. The Valaris Synergy Projections reflect assumptions, estimates and judgments as to potential efficiencies in shore-based and rig-related operations, including reductions in duplicative general and administrative and operations support expenses, optimization of office footprints and efficiencies in insurance and vendor relationships. Valaris management did not assume any increases in market dayrates in preparing the estimated synergies. Since the Valaris Management Projections cover multiple years, such information by its nature becomes less predictive with each successive year. There can be no assurance that the assumptions, estimates and judgments used to prepare the Valaris Management Projections will prove to be accurate, and actual results may differ materially from those contained in such forecasts. The Valaris Pro Forma Projections may not be an indication of the Combined Company’s results of operations or financial condition following the closing of the Business Combination.
Valaris Shareholders are cautioned not to place undue reliance on the Valaris Management Projections included in this Joint Proxy Statement, and such Valaris Management Projections should not be regarded as an indication that Valaris or any of its affiliates or their respective advisors or representatives considered, or now considers, such Valaris Management Projections to be an accurate prediction of future events or that such forecasts will be achieved, and the Valaris Management Projections should not be relied upon as such. None of Valaris or any of its affiliates or their respective advisors or representatives has made or makes any representation regarding the information contained in the Valaris Management Projections, and, except as may be required of Valaris by applicable securities laws, Valaris does not intend to update or otherwise revise or reconcile such Valaris Management Projections to reflect circumstances existing after the date they were generated or to reflect the occurrence of future events even in the event that any or all of the assumptions, estimates or judgments underlying the Valaris Management Projections are shown to be in error. These considerations should be taken into account in reviewing the Valaris Management Projections, which were prepared as of an earlier date.
Neither Valaris’ independent registered public accounting firm, nor any other independent accountant, have examined, compiled or performed any procedures with respect to the Valaris Management Projections nor have they expressed an opinion or any other form of assurance with respect thereto or its achievability, and assume no responsibility for, and disclaim any association with, the prospective financial information. The report of Valaris’ independent registered public accounting firm that is incorporated by reference in this Joint Proxy Statement relates to Valaris’ historical financial information and such report does not extend to the Valaris Management Projections and should not be read to do so.
The Valaris Management Projections should be read together with the historical financial statements of Valaris and Transocean respectively, which have been filed with the SEC, and the other information regarding Valaris and Transocean contained elsewhere in this Joint Proxy Statement.
This Joint Proxy Statement contains certain non-GAAP financial measures, including Adjusted EBITDA, which is defined as net income (loss) before income tax expense, interest expense, other (income) expense, depreciation expense, loss on impairment, (gain) loss on sale of property, and equity in (earnings) losses of Saudi Aramco Offshore Drilling Company. These non-GAAP financial measures should not be viewed as a substitute for GAAP financial measures, and may be different from similarly titled non-GAAP financial measures used by other companies. Furthermore, there are limitations inherent in non-GAAP financial measures because they exclude charges and credits that are required to be included in a GAAP presentation.

Accordingly, these non-GAAP financial measures should be considered together with, and not as an alternative to, financial measures prepared in accordance with GAAP. Valaris believes that its presentation of these non-GAAP measures provides useful supplemental information to investors and management regarding Valaris’ financial condition and results of operations.
The SEC rules that might otherwise require a reconciliation of a non-GAAP financial measure to the most directly comparable financial measure calculated and presented in accordance with GAAP do not apply to non-GAAP financial measures included in a disclosure relating to a proposed business combination such as the Business Combination if the disclosure is included in a document such as this Joint Proxy Statement. In addition, reconciliations of non-GAAP financial measures were not relied upon by the Valaris Board in connection with its evaluation of the Business Combination or by Goldman Sachs for purposes of its financial analyses and its opinion. Accordingly, Valaris has not provided a reconciliation of the non-GAAP financial measures included in the financial projections to the most directly comparable GAAP financial measures.
Valaris Stand-Alone Projections
The following table presents a summary of the Valaris Stand-Alone Projections:
($ in millions)	2026E	2027E	2028E	2029E	2030E
Total Revenue(1)	$2,167	$2,584	$2,717	$3,075	$3,178
Adjusted EBITDA(2)	$526	$902	$935	$1,060	$1,207
Levered Free Cash Flow(3)	$(246)	$436	$331	$523	$877
Unlevered Free Cash Flow(4)	$(229)	$454	$354	$539	$823

(1)
Total Revenue includes contracted and uncontracted revenue.

(2)
Adjusted EBITDA means net income (loss) before income tax expense, interest expense, other (income) expense, depreciation expense, loss on impairment, (gain) loss on sale of property, and equity in (earnings) losses of Saudi Aramco Offshore Drilling Company.

(3)
Levered Free Cash Flow means Adjusted EBITDA adjusted for net interest expense, cash taxes, stock-based compensation, changes in working capital, capital expenditures and other cash flows (including proceeds from the sale of rigs).

(4)
Unlevered Free Cash Flow means Levered Free Cash Flow adjusted for net interest expense and stock-based compensation.

Valaris Projections for Transocean
The following table presents a summary of the Valaris Projections for Transocean, which were informed by the Transocean Stand-Alone Projections made available to Valaris management:
($ in millions)	2026E	2027E	2028E	2029E	2030E
Total Revenue(1)	$3,677	$3,727	$4,025	$4,282	$4,408
Adjusted EBITDA(2)	$1,231	$1,214	$1,457	$1,604	$1,704
Levered Free Cash Flow(3)	$672	$614	$836	$1,094	$1,309
Unlevered Free Cash Flow(4)	$1,056	$955	$1,127	$1,296	$1,440

(1)
Total Revenue includes contracted and uncontracted revenue.

(2)
Adjusted EBITDA means net income (loss) before income tax expense, interest expense, other (income) expense, depreciation expense, loss on impairment, (gain) loss on sale of property, and equity in (earnings) losses of Saudi Aramco Offshore Drilling Company.

(3)
Levered Free Cash Flow means Adjusted EBITDA adjusted for net interest expense, cash taxes, stock-based compensation, changes in working capital, capital expenditures and other cash flows (including proceeds from the sale of rigs).

(4)
Unlevered Free Cash Flow means Levered Free Cash Flow adjusted for net interest expense and stock-based compensation.

Valaris Pro Forma Projections
The following table presents a summary of the Valaris Pro Forma Projections:
($ in millions)	2026E	2027E	2028E	2029E	2030E
Total Revenue(1)	$5,844	$6,311	$6,742	$7,356	$7,586
Adjusted EBITDA(2)	$1,783	$2,280	$2,592	$2,864	$3,112
Levered Free Cash Flow(3)	$336	$1,136	$1,337	$1,791	$2,360
Unlevered Free Cash Flow(4)	$736	$1,495	$1,651	$2,009	$2,437

(1)
Total Revenue includes contracted and uncontracted revenue.

(2)
Adjusted EBITDA means net income (loss) before income tax expense, interest expense, other (income) expense, depreciation expense, loss on impairment, (gain) loss on sale of property, and equity in (earnings) losses of Saudi Aramco Offshore Drilling Company.

(3)
Levered Free Cash Flow means Adjusted EBITDA adjusted for net interest expense, cash taxes, stock-based compensation, changes in working capital, capital expenditures and other cash flows (including proceeds from the sale of rigs).

(4)
Unlevered Free Cash Flow means Levered Free Cash Flow adjusted for net interest expense and stock-based compensation.

Valaris Synergy Projections
The following table presents a summary of the Valaris Synergy Projections:
($ in millions)	2026E	2027E	2028E	2029E	2030E
Estimated Synergies (pre-tax)	$26	$164	$200	$200	$200
Opinion of Transocean’s Financial Advisor
The Transocean Board retained Evercore to act as its financial advisor in connection with the Transocean Board’s evaluation of strategic and financial alternatives, including the Business Combination. As part of this engagement, the Transocean Board requested that Evercore evaluate the fairness of the Exchange Ratio pursuant to the Business Combination Agreement and Scheme of Arrangement contemplated thereby, from a financial point of view, to Transocean. At a meeting of the Transocean Board held on February 8, 2026, Evercore rendered to the Transocean Board its oral opinion, subsequently confirmed by delivery of a written opinion dated February 8, 2026, that as of the date of such opinion and based upon and subject to the assumptions, limitations, qualifications and conditions described in Evercore’s written opinion, the exchange ratio pursuant to the Business Combination Agreement and Scheme of Arrangement contemplated thereby was fair, from a financial point of view, to Transocean.
The full text of the written opinion of Evercore, dated February 8, 2026, which sets forth, among other things, the procedures followed, assumptions made, matters considered and qualifications and limitations on the scope of review undertaken in rendering its opinion, is attached as Appendix G to this Joint Proxy Statement and is incorporated herein by reference into this Joint Proxy Statement in its entirety. You are urged to read Evercore’s opinion carefully and in its entirety. Evercore’s opinion was addressed to, and provided for the information and benefit of, the Transocean Board (solely in its capacity as such) in connection with its evaluation of the proposed Business Combination. The opinion does not constitute a recommendation to the Transocean Board or to any other persons in respect of the Business Combination, including as to how any Transocean Shareholder should vote or act in respect of the Business Combination. Evercore’s opinion does not address the relative merits of the Business Combination as compared to other business or financial strategies that might be available to Transocean, nor does it address the underlying business decision of Transocean to engage in the Business Combination.
In connection with rendering its opinion, Evercore, among other things:
•
reviewed certain publicly available business and financial information relating to Valaris and Transocean that Evercore deemed to be relevant, including publicly available research analysts’ estimates;

•
reviewed certain internal projected financial data relating to Valaris prepared and furnished to Evercore by the management of Transocean and certain internal projected financial data relating to Transocean prepared and furnished to Evercore by management of Transocean, each as approved for Evercore’s use by Transocean, including certain operating synergies prepared by the management of Transocean expected to result from the Business Combination, as approved for Evercore’s use by Transocean (the “Transocean Projections”, as defined and described under “Description of the Business Combination — Transocean Unaudited Financial Projections” beginning on page 120 of this Joint Proxy Statement);

•
discussed with managements of Transocean and Valaris their assessment of the past and current operations of Valaris, the current financial condition and prospects of Valaris and the Transocean Projections relating to Valaris, and discussed with management of Transocean their assessment of the past and current operations of Transocean, the current financial condition and prospects of Transocean, and the Transocean Projections;

•
reviewed the reported prices and the historical trading activity of Valaris Shares and Transocean Shares;

•
compared the financial performance of Valaris and Transocean and their respective stock market trading multiples with those of certain other publicly traded companies that Evercore deemed relevant;

•
reviewed the financial terms and conditions of a draft, dated February 6, 2026 of the Business Combination Agreement; and

•
performed such other analyses and examinations and considered such other factors that Evercore deemed appropriate.

For purposes of Evercore’s analysis and opinion, Evercore assumed and relied upon the accuracy and completeness of the financial and other information publicly available, and all of the information supplied or otherwise made available to, discussed with, or reviewed by Evercore, without any independent verification of such information (and Evercore did not assume responsibility or liability for any independent verification of such information), and further relied upon the assurances of the managements of Transocean and Valaris that they are not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the Transocean Projections, including the Transocean Synergy Projections, Evercore assumed with the consent of the Transocean Board that they were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of Transocean as to the future financial performance of Transocean and Valaris and the other matters covered thereby. Evercore expressed no view as to the Transocean Projections, including the Transocean Synergy Projections, or the assumptions on which they were based.
For purposes of Evercore’s analysis and opinion, Evercore assumed, in all respects material to its analysis, that the final executed Business Combination Agreement would not differ from the draft Business Combination Agreement reviewed by Evercore, that the Scheme of Arrangement would be on the terms and conditions consistent with the Business Combination Agreement, that the representations and warranties of each party contained in the Business Combination Agreement were true and correct, that each party would perform all of the covenants and agreements required to be performed by it under the Business Combination Agreement and the Scheme of Arrangement and that all conditions to the consummation of the Business Combination would be satisfied without waiver or modification thereof. Evercore further assumed, in all respects material to its analysis, that all governmental, regulatory or other consents, approvals or releases necessary for the consummation of the Business Combination would be obtained without any delay, limitation, restriction or condition that would have an adverse effect on Valaris, Transocean or the consummation of the Business Combination or reduce the contemplated benefits to Transocean of the Business Combination.
Evercore did not conduct a physical inspection of the properties or facilities of Valaris or Transocean and did not make or assume any responsibility for making any independent valuation or appraisal of the assets or liabilities (including any contingent, derivative or other off-balance sheet assets and liabilities) of Valaris or Transocean, nor was Evercore furnished with any such valuations or appraisals, nor did Evercore evaluate the solvency or fair value of Valaris or Transocean under any state or federal laws relating to bankruptcy, insolvency or similar matters. Evercore’s opinion was necessarily based upon information made available to Evercore as of the date of its opinion and financial, economic, market and other conditions as they existed and as could be evaluated by Evercore on the date of its opinion. Subsequent developments may affect Evercore’s opinion and Evercore does not have any obligation to update, revise or reaffirm its opinion.
Evercore was not asked to pass upon, and expressed no opinion with respect to, any matter other than the fairness to Transocean, from a financial point of view, of the Exchange Ratio pursuant to the Business Combination Agreement and Scheme of Arrangement contemplated thereby. Evercore did not express any view on, and its opinion did not address, the fairness of the proposed transaction to, or any consideration received in connection therewith by, the holders of any class of securities, creditors or other constituencies of Valaris, nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of Transocean or Valaris, or any class of such persons, whether relative to the Exchange Ratio or otherwise.
Evercore was not asked to, nor did it express any view on, and its opinion did not address, any other term or aspect of the Business Combination Agreement, the Scheme of Arrangement contemplated thereby or the Business Combination, including, without limitation, the structure or form of the Business Combination, or any term or aspect of any other agreement or instrument contemplated by the Business Combination Agreement and the Scheme of Arrangement contemplated thereby or entered into or amended in connection with the Business Combination Agreement and the Scheme of Arrangement contemplated thereby. Evercore’s opinion did not address the relative merits of the Business Combination as compared to other business or financial strategies that might be available to Transocean, nor does it address the underlying business decision of Transocean to engage in the Business Combination. Evercore did not express any view on, and its opinion did not address, what the value of Transocean Shares actually will be when issued or the prices at which Transocean Shares or Valaris Shares will trade at any time, including following announcement or consummation of the Business Combination, as to the potential effects of volatility in the credit, financial and stock markets on Valaris or the Business Combination or as to the impact of the Business Combination on the solvency or viability of Valaris or the ability of Valaris to pay its obligations when they come due. Evercore’s opinion did not constitute a recommendation to the Transocean Board or to any other person in respect of the Business Combination, including as to how any holder of Transocean Shares should vote or act in respect of the Business Combination. Evercore did not express any opinion as to the impact of the Business Combination on the solvency or viability of Valaris or the ability of Valaris to pay its obligations when they come due. Evercore is not legal, regulatory, accounting or tax experts and assumed the accuracy and completeness of assessments by Transocean and its advisors with respect to legal, regulatory, accounting and tax matters.
Set forth below is a summary of the material financial analyses reviewed by Evercore with the Transocean Board on February 8, 2026, in connection with rendering its opinion. The following summary, however, does not purport to be a complete description of the analyses performed by Evercore. The order of the analyses described and the results of these analyses do not represent relative importance or weight given to these analyses by Evercore. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data that existed on or before February 4, 2026, and is not necessarily indicative of current market conditions.
For purposes of its analyses and reviews, Evercore considered general business, economic, market and financial conditions, industry sector performance, and other matters, as they existed and could be evaluated as of the date of its opinion, many of which are beyond the control of Transocean and Valaris. The estimates contained in Evercore’s analyses and reviews, and the ranges of valuations resulting from any particular analysis or review, are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by Evercore’s analyses and reviews. In addition, analyses and reviews relating to the value of companies, businesses or securities do not purport to be appraisals or to reflect the prices at which companies, businesses or securities actually may be sold. Accordingly, the estimates used in, and the results derived from, Evercore’s analyses and reviews are inherently subject to substantial uncertainty.
The following summary of Evercore’s financial analyses includes information presented in tabular format. In order to fully understand the analyses, the tables should be read together with the full text of each summary. The tables are not intended to stand alone and alone do not constitute a complete description of Evercore’s financial analyses. Considering the tables below without considering the full narrative description of Evercore’s financial analyses, including the methodologies and assumptions underlying such analyses, could create a misleading or incomplete view of such analyses.
Summary of Evercore’s Financial Analyses
Discounted Cash Flow Analyses
Transocean
Evercore performed a discounted cash flow analysis of Transocean to calculate ranges of implied present values of the per share equity value of Transocean utilizing estimates of the standalone unlevered, after-tax free cash flows that Transocean was forecasted to generate over the period from January 1, 2026, through December 31, 2030, based on the Transocean Projections. Evercore calculated terminal values for Transocean using two methods: (i) a perpetuity growth method — under which Evercore calculated terminal values for Transocean by applying a range of perpetuity growth rates of 1.0% to 3.0%, which range was selected based on Evercore’s professional judgment and experience, to an estimate of the unlevered, after-tax free cash flows that Transocean was forecasted to generate in the terminal year based on the Transocean Projections and (ii) an EBITDA exit multiple method — under which Evercore calculated terminal values for Transocean by applying a range of enterprise values to last twelve months (which is referred to as “LTM”) earnings before interest, taxes, depreciation and amortization (which is referred to as “EBITDA”) multiples of 6.0x to 8.0x, which range was selected based on Evercore’s professional judgment and experience, to an estimate of Transocean’s terminal year EBITDA based on the Transocean Projections.
The cash flows and terminal values in each case were then discounted to present value as of December 31, 2025, using discount rates ranging from 11.00% to 13.00%, representing an estimate of Transocean’s weighted average cost of capital, as estimated by Evercore based on its professional judgment and experience, to derive implied enterprise value reference ranges for Transocean. Based on these ranges of implied enterprise values, Transocean’s estimated pro forma net debt and cash as of December 31, 2025, and the number of fully diluted outstanding Transocean Shares as of December 31, 2025, in each case based on the Transocean Projections, this analysis indicated ranges of implied equity values per share of Transocean Shares as set forth in the table below, as compared to the closing price of Transocean Shares of $5.34 on February 4, 2026:
Methodology	Implied Equity Values Per Share
Perpetuity Growth Rate Method	$3.22 – $5.84
EBITDA Exit Multiple Method	$3.58 – $5.62
Valaris
Evercore performed a discounted cash flow analysis of Valaris to calculate ranges of implied present values of the per share equity value of Valaris utilizing estimates of the standalone unlevered, after-tax free cash flows that Valaris was forecasted to generate over the period from January 1, 2026, through December 31, 2030, based on the Transocean Projections. Evercore calculated terminal values for Valaris using two methods: (i) a perpetuity growth method — under which Evercore calculated terminal values for Valaris by applying a range of perpetuity growth rates of 1.0% to 3.0%, which range was selected based on Evercore’s professional judgment and experience, to an estimate of the unlevered, after-tax free cash flows that Valaris was forecasted to generate in the terminal year based on the Transocean Projections and (ii) an EBITDA exit multiple method — under which Evercore calculated terminal values for Valaris by applying a range of enterprise values to LTM EBITDA multiples of 6.0x to 8.0x, which range was selected based on Evercore’s professional judgment and experience, to an estimate of Valaris’ terminal year EBITDA based on the Transocean Projections.
The cash flows and terminal values in each case were then discounted to present value as of December 31, 2025, using discount rates ranging from 11.50% to 13.50%, representing an estimate of Valaris’ weighted average cost of capital, as estimated by Evercore based on its professional judgment and experience, to derive implied enterprise value reference ranges for Valaris. Based on these ranges of implied enterprise values, Valaris’ estimated net debt and cash as of December 31, 2025, and the number of fully diluted outstanding Valaris Shares as of December 31, 2025, in each case based on the Transocean Projections, this analysis indicated ranges of implied equity values per share of Valaris Shares as set forth in the table below, as compared to the closing price of Valaris Shares of $62.11 on February 4, 2026:
Methodology	Implied Equity Values Per Share
Perpetuity Growth Rate Method	$51.67 – $73.31
EBITDA Exit Multiple Method	$57.36 – $75.91
Implied Exchange Ratio
Utilizing the approximate implied per share equity value derived for Transocean and Valaris by application of the high and low ends of the relevant reference ranges selected for Transocean and Valaris as described above, Evercore calculated the following ranges of implied exchange ratios, as compared to the Exchange Ratio of 15.235x pursuant to the Business Combination Agreement:
Methodology	Implied Exchange Ratio
Perpetuity Growth Rate Method	8.848x – 22.763x
EBITDA Exit Multiple Method	10.211x – 21.197x
Selected Publicly Traded Companies Analysis
Transocean
Evercore reviewed and compared certain financial information of Transocean to corresponding financial multiples and ratios for the following selected publicly traded companies in the oil and gas industry:
•
Noble Corporation plc

•
Odfjell Drilling Ltd.

•
Seadrill Limited

•
Valaris Limited

For each of the selected companies and Transocean, Evercore calculated enterprise value (defined as equity value plus net debt) as a multiple of estimated calendar years 2026 and 2027 EBITDA (which is referred to as “EV / EBITDA”).
The results of these calculations were as follows:
Benchmark	Mean	Median
EV / EBITDA (2026E)	7.6x	7.6x
EV / EBITDA (2027E)	6.4x	6.0x
Based on the multiples it derived for the selected companies and its professional judgment and experience, Evercore applied a EV / EBITDA multiple reference ranges of 7.25x to 8.25x and 7.00x to 8.00x to an estimate of Transocean’s calendar year 2026 EBITDA and calendar year 2027 EBITDA, respectively, in each case based on the publicly available equity research analyst consensus estimates per FactSet and based on Transocean Projections, to derive implied enterprise value reference ranges for Transocean and, based on

Transocean’s estimated net debt and cash as of December 31, 2025, as provided by Transocean’s management, implied equity value reference ranges for Transocean. Based on these ranges of implied equity values, and the number of fully diluted outstanding Transocean Shares as of December 31, 2025, in each case as provided by Transocean’s management, this analysis indicated ranges of implied equity values per share of Transocean Shares as set forth in the table below, as compared to the closing price of Transocean Shares of $5.34 on February 4, 2026.
Metric	Implied Equity Values Per Share
EV / ‘26E EBITDA (Transocean Projections)	$3.80 – $4.88
EV / ‘27E EBITDA (Transocean Projections)	$4.35 – $5.55
EV / ‘26E EBITDA (Research Analyst Consensus Forecasts)	$4.25 – $5.39
EV / ‘27E EBITDA (Research Analyst Consensus Forecasts)	$3.18 – $4.21
Although none of these companies is directly comparable to Transocean, Evercore selected these companies because they are publicly traded companies in the oil and gas offshore drilling industry with operations and business characteristics that Evercore, in its professional judgment and experience, considered generally relevant to Transocean for purposes of its financial analyses. In evaluating the selected companies, Evercore made judgments and assumptions with regard to general business, economic and market conditions affecting the selected companies and other matters, as well as differences in the selected companies’ financial, business and operating characteristics. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments regarding many factors that could affect the relative values of the selected companies and the multiples derived from the selected companies. Mathematical analysis, such as determining the mean or median, is not in itself a meaningful method of using the data of the selected companies.
Valaris
Evercore reviewed and compared certain financial information of Valaris to corresponding financial multiples and ratios for the following selected publicly traded companies in the oil and gas industry:
•
Borr Drilling Limited

•
Noble Corporation plc

•
Odfjell Drilling Ltd.

•
Seadrill Limited

•
Transocean Ltd.

For each of the selected companies and Valaris, Evercore calculated enterprise value as a multiple of estimated calendar years 2026 and 2027 EBITDA.
The results of these calculations based on research analyst consensus forecasts were as follows:
Benchmark	Mean	Median
EV / EBITDA (2026E)	7.8x	8.0x
EV / EBITDA (2027E)	6.5x	6.0x
Based on the multiples it derived for the selected companies and its professional judgment and experience, Evercore applied a EV / EBITDA multiple reference ranges of 7.25x to 8.25x and 5.00x to 6.00x to an estimate of Valaris’ calendar year 2026 EBITDA and calendar year 2027 EBITDA, respectively, in each case based on the publicly available equity research analyst consensus estimates per FactSet and based on Transocean Projections, to derive implied enterprise value reference ranges for Valaris (and, based on Valaris’ estimated net debt and cash as of December 31, 2025 as provided by Transocean’s management, implied equity value reference ranges for Valaris), to derive implied equity value reference ranges for Valaris. Based on these ranges of implied equity values, and the number of fully diluted outstanding Valaris Shares as of December 31, 2025, in each case as provided by Transocean’s management, this analysis indicated ranges of implied equity values per share of Valaris shares as set forth in the table below, as compared to the closing price of Valaris shares of $62.11 on February 4, 2026:
Metric	Implied Equity Values Per Share
EV / ‘26E EBITDA (Transocean Projections)	$55.07 – $62.86
EV / ‘27E EBITDA (Transocean Projections)	$61.76 – $74.40
EV / ‘26E EBITDA (Research Analyst Consensus Forecasts)	$50.36 – $57.51
EV / ‘27E EBITDA (Research Analyst Consensus Forecasts)	$54.45 – $65.63
Although none of these companies is directly comparable to Valaris, Evercore selected these companies because they are publicly traded companies in the oil and gas offshore drilling industry with operations and business characteristics that Evercore, in its professional judgment and experience, considered generally relevant to Valaris for purposes of its financial analyses. In evaluating the selected companies, Evercore made judgments and assumptions with regard to general business, economic and market conditions affecting the selected companies and other matters, as well as differences in the selected companies’ financial, business and operating characteristics. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments regarding many factors that could affect the relative values of the selected companies and the multiples derived from the selected companies. Mathematical analysis, such as determining the mean or median, is not in itself a meaningful method of using the data of the selected companies.
Implied Exchange Ratio
Utilizing the approximate implied per share equity value derived for Transocean and Valaris by application of the high and low ends of the relevant reference ranges selected for Transocean and Valaris as described above, Evercore calculated the following ranges of implied exchange ratios, as compared to the exchange ratio of 15.235x pursuant to the Business Combination Agreement:
Metric	Implied Exchange Ratio
EV / ‘26E EBITDA (Transocean Projections)	11.295x – 16.542x
EV / ‘27E EBITDA (Transocean Projections)	11.138x – 17.094x
EV / ‘26E EBITDA (Research Analyst Consensus Forecasts)	9.352x – 13.537x
EV / ‘27E EBITDA (Research Analyst Consensus Forecasts)	12.942x – 20.625x
Other Factors
Evercore also noted certain other factors, which were not considered material to its financial analyses with respect to its opinion, but were referenced for informational purposes only, including, among other things, the following:
Equity Research Analysts’ Price Targets
Transocean and Valaris
Evercore reviewed selected publicly available share price targets of research analysts’ estimates known to Evercore that covered both Transocean and Valaris as of February 4, 2026, noting that the low and high share price targets ranged from (i) $2.70 to $6.00 for Transocean Shares, as compared to the closing price of Transocean Shares of $5.34 on February 4, 2026, and (ii) $48.00 to $65.00 for Valaris Shares, as compared to the closing price of Valaris Shares of $62.11 on February 4, 2026. Public market trading price targets published by equity research analysts do not necessarily reflect current market trading prices of Transocean Shares and of Valaris Shares and these target prices and the analysts’ earnings estimates on which they were based are subject to risk and uncertainties, including factors affecting the financial performance of Transocean, Valaris and future general industry and market conditions.

Implied Exchange Ratio
Utilizing the respective exchange ratios implied by the price targets for Transocean and Valaris of each of the research analysts, in each case as described above, Evercore observed an implied exchange ratio range of 9.636x to 17.778x, as compared to the Exchange Ratio of 15.235x pursuant to the Business Combination Agreement.
52-Week Trading Range Analysis
Transocean and Valaris
Evercore reviewed historical trading prices of Transocean Shares and of Valaris Shares during the 52-week period ended February 4, 2026, noting that low and high prices (based on closing values) during such period ranged from (i) $1.97 to $5.36 per share of Transocean Shares, as compared to the closing price of Transocean Shares of $5.34 on February 4, 2026, and (ii) $27.15 to $62.23 per share of Valaris Shares, as compared to the closing price of Valaris Shares of $62.11 on February 4, 2026.
Implied Exchange Ratio
Utilizing the daily exchange ratios implied based on daily historical trading prices of Transocean Shares and Valaris Shares during the 52-week period ended February 4, 2026, Evercore observed an implied exchange ratio range of 11.234x to 18.223x, as compared to the Exchange Ratio of 15.235x pursuant to the Business Combination Agreement.
Pro Forma Analyses
Has / Gets Analysis — Value Creation Analysis
Evercore reviewed the implied aggregate equity value of Transocean attributable to Transocean Shareholders on a pro forma basis giving effect to the Business Combination based on a discounted cash flow analysis. The pro forma implied equity value attributable to the Transocean Shareholders was equal to the product obtained by multiplying approximately 53.0% (Transocean Shareholders’ pro forma ownership of the Combined Company immediately following the completion of the Business Combination based the Exchange Ratio of 15.235x set forth in the Business Combination Agreement) by an amount equal to the implied aggregate equity value of Transocean on a pro forma basis giving effect to the Business Combination, calculated as (i) Transocean’s standalone implied aggregate equity value calculated using the discounted cash flow analysis summarized above under the caption “— Summary of Evercore’s Financial Analyses — Discounted Cash Flow Analyses — Transocean” beginning on page 114 of this Joint Proxy Statement (calculated using the midpoint value determined by the Transocean standalone discounted cash flow analysis), plus (ii) Valaris’ standalone implied aggregate equity value calculated using the discounted cash flow analysis summarized above under the caption “— Summary of Evercore’s Financial Analyses — Discounted Cash Flow Analyses — Valaris” beginning on page 114 of this Joint Proxy Statement (calculated using the midpoint value determined by the Valaris standalone discounted cash flow analysis), and plus (iii) the net present value, as of February 4, 2026, of the Transocean Synergy Projections (using the discount rate of 12.0%). This analysis resulted in an implied incremental aggregate equity value of Transocean on a pro forma basis attributable to Transocean Shareholders of approximately $5.839 billion (based on terminal values calculated based on the perpetuity growth method) and $6.087 billion (based on terminal values calculated based on the EBITDA exit multiple midpoint method), each relative to Transocean’s standalone implied aggregate equity value calculated using the discounted cash flow analysis summarized above under the caption “— Summary of Evercore’s Financial Analyses — Discounted Cash Flow Analyses — Transocean” beginning on page 114 of this Joint Proxy Statement (calculated using the midpoint value determined by the Transocean standalone discounted cash flow analysis).
Miscellaneous
The foregoing summary of Evercore’s financial analyses does not purport to be a complete description of the analyses or data presented by Evercore to the Transocean Board. In connection with the review of the Business Combination by the Transocean Board, Evercore performed a variety of financial and comparative analyses for purposes of rendering its opinion. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary described above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Evercore’s opinion. In arriving at its fairness determination, Evercore considered the results of all the analyses and did not draw, in isolation, conclusions from or with regard to any one analysis or factor considered by it for purposes of its opinion. Rather, Evercore made its determination as to fairness on the basis of its professional judgment and experience after considering the results of all the analyses. In addition, Evercore may have given various analyses and factors more or less weight than other analyses and factors, and may have deemed various assumptions more or less probable than other assumptions. As a result, the ranges of valuations resulting from any particular analysis or combination of analyses described above should not be taken to be the view of Evercore with respect to the actual value of Transocean Shares. Further, Evercore’s analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies used, including judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Transocean or its advisors. Rounding may result in total sums set forth in this section not equaling the total of the figures shown.
Evercore prepared these analyses for the purpose of providing an opinion to the Transocean Board as to the fairness, from a financial point of view, of the Exchange Ratio pursuant to the Business Combination Agreement and Scheme of Arrangement contemplated thereby to Transocean. These analyses do not purport to be appraisals or to necessarily reflect the prices at which the business or securities actually may be sold. Any estimates contained in these analyses are not necessarily indicative of actual future results, which may be significantly more or less favorable than those suggested by such estimates. Accordingly, estimates used in, and the results derived from, Evercore’s analyses are inherently subject to substantial uncertainty, and Evercore assumes no responsibility if future results are materially different from those forecasted in such estimates.
Evercore’s financial advisory services and its opinion were provided for the information and benefit of the Transocean Board (in its capacity as such) in connection with its evaluation of the proposed Business Combination. The issuance of Evercore’s opinion was approved by an Opinion Committee of Evercore.
Evercore did not recommend any specific amount of consideration to the Transocean Board or Transocean management or that any specific amount of consideration constituted the only appropriate consideration in the transaction for the Transocean Shareholders.
Pursuant to the terms of Evercore’s engagement letter with Transocean, Transocean has agreed to pay Evercore a fee for its services in the aggregate amount of approximately $22.5 million, of which (i) $1.25 million was earned upon the execution of the Business Combination Agreement and paid promptly after and is fully creditable against any fee payable upon the consummation of the Business Combination, (ii) $3 million was payable upon delivery of Evercore’s opinion in connection with the Business Combination Agreement and is fully creditable against any fee payable upon the consummation of the Business Combination and (iii) the remainder will be payable contingent upon the consummation of the Business Combination. Transocean may, in its sole discretion, pay Evercore an additional discretionary fee of up to $2.5 million, as compensation for prior financial advisory services rendered by Evercore to Transocean. Transocean has also agreed to reimburse Evercore for its expenses and to indemnify Evercore against certain liabilities arising out of its engagement.
During the two-year period prior to the date of its opinion, Evercore and its affiliates have not been engaged to provide financial advisory or other services to Transocean and it has not received any compensation from Transocean during such period. During the two-year period prior to the date of its opinion, Evercore and its affiliates have not been engaged to provide financial advisory or other services to Valaris and it has not received any compensation from Valaris during such period. Evercore may provide financial advisory or other services to Transocean and Valaris in the future, and in connection with any such services Evercore may receive compensation.
Evercore and its affiliates engage in a wide range of activities for its and their own accounts and the accounts of customers, including corporate finance, mergers and acquisitions, equity sales, trading and research, private equity, placement agent, asset management and related activities. In connection with these businesses or otherwise, Evercore and its affiliates and/or its or their respective employees, as well as investment funds in which any of them may have a financial interest, may at any time, directly or indirectly, hold long or short positions and may trade or otherwise effect transactions for their own accounts or the accounts of customers, in debt or equity securities, senior loans and/or derivative products or other financial instruments of or relating to Transocean, Valaris, potential parties to the Business Combination and/or any of their respective affiliates or persons that are competitors, customers or suppliers of Transocean or Valaris.
Transocean engaged Evercore to act as a financial advisor based on Evercore’s qualifications, experience and reputation. Evercore is an internationally recognized investment banking firm and regularly provides fairness opinions in connection with Business Combination and acquisitions, leveraged buyouts and valuations for corporate and other purposes.
Transocean Unaudited Financial Projections
In connection with the Business Combination, Transocean management (i) utilized certain unaudited prospective financial information of Transocean on a stand-alone basis that had been regularly prepared by Transocean management for fiscal years 2026 through 2030 (the “Transocean Stand-Alone Projections”), (ii) received from Valaris the Valaris Stand-Alone Projections, which projections were adjusted by Transocean management (as adjusted, the “Transocean Adjusted Valaris Stand-Alone Projections”), and (iii) prepared certain estimates of synergies expected to be realized following the completion of the Business Combination for fiscal years 2027 through 2029 (the “Transocean Synergy Projections.”) The Transocean Stand-Alone Projections, the Transocean Adjusted Valaris Stand-Alone Projections and the Transocean Synergy Projections are referred to collectively as the “Transocean Projections.”
The Transocean Projections were intended for internal use only and not for public disclosure and were provided to the Transocean Board in connection with its consideration and evaluation of the Business Combination and to Evercore, Transocean’s financial advisor, and were approved by Transocean for Evercore’s use and reliance in connection with its financial analyses and opinion to the Transocean Board as summarized in the section entitled “Description of the Business Combination — Opinion of Transocean’s Financial Advisor” beginning on page 111 of this Joint Proxy Statement. The Transocean Stand-Alone Projections were provided to Valaris management and to Valaris’ financial advisor, Goldman Sachs, and the Transocean Synergy Projections were also provided to Valaris management in connection with its consideration and evaluation of the Business Combination. The Transocean Stand-Alone Projections and, to the knowledge of Transocean, the Valaris Stand-Alone Projections, were prepared treating each of Transocean and Valaris on a stand-alone basis, without giving effect to the Business Combination, including the expenses that have already and will be incurred in connection with completing the Business Combination, the potential synergies that may be achieved by the Combined Company as a result of the Business Combination, the effect of any business or strategic decision or action that has been or will be taken as a result of the Business Combination Agreement having been executed or in anticipation of the Business Combination or the effect of any business or strategic decisions or actions which would likely have been taken if the Business Combination Agreement had not been executed but which were instead altered, accelerated, postponed or not taken in anticipation of the Business Combination.
Other than its annual and quarterly business outlook, Transocean does not, as a matter of course, make other public projections as to future revenues, earnings or other results available due to, among other reasons, the inherent difficulty of accurately predicting financial performance for future periods and the uncertainty, unpredictability and subjectivity of the underlying assumptions and estimates. The Transocean Projections are not included in this Joint Proxy Statement to influence any decision on whether to vote for each of the Transocean Resolutions or the Valaris Meeting Proposals, but rather are included in this Joint Proxy Statement to give shareholders access to certain non-public information that was provided to the Transocean Board and Transocean’s financial advisor, and to Valaris and its financial advisor, as described in this section. The inclusion of the Transocean Projections should not be regarded as an indication that the Transocean Board, Transocean, the Valaris Board, Valaris or their respective financial advisors or any other recipient of this information considered, or now considers, them to be necessarily predictive of actual future results, and they should not be relied on as such. There can be no assurance that the projected results will be realized or that actual results will not be materially lower or higher than estimated, whether or not the Business Combination is completed.

The Transocean Projections were not prepared with a view toward public disclosure or with a view toward compliance with the published guidelines established by the SEC or the American Institute of Certified Public Accountants for preparation or presentation of prospective financial information, or U.S. GAAP, but, in the view of Transocean management, were, or, in the case of the Valaris Stand-Alone Projections, assumed to have been, reasonably prepared in good faith on a basis reflecting the best available estimates and judgments at the time of preparation. However, this information is not fact and should not be relied upon as being necessarily predictive of actual future results, and readers of this Joint Proxy Statement are cautioned not to place undue reliance on the Transocean Projections. Although Transocean management believes there is, or, in the case of the Valaris Stand-Alone Projections, assumed there was, a reasonable basis for the Transocean Projections, Transocean cautions shareholders that actual future results could be materially different from the Transocean Projections. Transocean’s independent registered public accounting firm, Ernst & Young LLP, has not audited, reviewed, examined, compiled or applied agreed-upon procedures with respect to the Transocean Projections and, accordingly, does not express an opinion or any other form of assurance with respect thereto.
The Transocean Projections are subject to estimates and assumptions in many respects and, as a result, subject to interpretation. While presented with numerical specificity, the Transocean Projections are based upon a variety of estimates and assumptions that are inherently uncertain, though considered reasonable by Transocean management, or, in the case of the Transocean Adjusted Valaris Stand-Alone Projections, assumed to be reasonable, as of the date of their preparation. These estimates and assumptions may prove to be impacted by any number of factors, including general economic conditions, trends in the contract drilling services industry, regulatory and financial market conditions and the risks and uncertainties described or incorporated by reference in the sections entitled “Risk Factors” beginning on page 42 and “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 23 of this Joint Proxy Statement, all of which are difficult to predict and many of which are beyond the control of Transocean and will be beyond the control of the Combined Company. Also see the sections entitled “Additional Information Concerning Valaris and Documents Incorporated by Reference by Valaris” beginning on page 208 and “Additional Information Concerning Transocean and Documents Incorporated by Reference by Transocean” beginning on page 210 of this Joint Proxy Statement. The Transocean Stand-Alone Projections and the Transocean Synergy Projections also reflect assumptions as to certain business decisions that are subject to change. Because the Transocean Stand-Alone Projections were developed for Transocean as an independent company without giving effect to the Business Combination, they do not reflect any divestitures or other restrictions that may be imposed in connection with the receipt of any necessary governmental or regulatory approvals, synergies that may be realized as a result of the Business Combination or any changes to Transocean’s operations or strategy that may be implemented after completion of the Business Combination. There can be no assurance that the results reflected in the Transocean Projections will be realized, and actual results will likely differ, and may differ materially, from those shown. Generally, the further out the period to which Transocean Projections relate, the less accurate and reliable the information becomes.
The Transocean Projections contain certain non-U.S. GAAP financial measures that Transocean management believes are helpful in understanding the applicable company’s past financial performance and future results. Transocean management regularly uses a variety of financial measures that are not in accordance with U.S. GAAP for forecasting, budgeting and measuring financial performance. The non-U.S. GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable U.S. GAAP measures. While Transocean believes these non-U.S. GAAP financial measures provide meaningful information to help investors understand the operating results and to analyze Transocean’s financial and business trends on a period-to-period basis, there are limitations associated with the use of these non-U.S. GAAP financial measures. These non-U.S. GAAP financial measures are not prepared in accordance with U.S. GAAP, are not reported by all of Transocean’s competitors and may not be directly comparable to similarly titled measures of Transocean’s competitors due to potential differences in the exact method of calculation. The SEC rules that would otherwise require a reconciliation of a non-U.S. GAAP financial measure to a U.S. GAAP financial measure do not apply to disclosure of non-U.S. GAAP financial measures provided to a board of directors or a financial advisor in connection with a proposed business combination such as the Business Combination if included in a document such as this Joint Proxy Statement. In addition, reconciliations of non-U.S. GAAP financial measures were not relied upon by the Transocean Board, the Valaris Board or their respective financial advisors in connection with their respective evaluation of the

Business Combination. Accordingly, Transocean has not provided a reconciliation of the non-U.S. GAAP financial measures included in the Transocean Projections to the relevant U.S. GAAP financial measures.
None of Transocean, Valaris, the Combined Company or their respective affiliates, officers, directors, advisors or other representatives can provide any assurance that actual results will not differ from the Transocean Projections, and, except as required by applicable law, none of Transocean, Valaris, the Combined Company or their respective affiliates undertakes any obligation to update, or otherwise revise or reconcile, the Transocean Projections to reflect circumstances existing after the date the Transocean Projections were generated or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying the Transocean Projections are shown to be inappropriate. None of Transocean or its affiliates, officers, directors, advisors or other representatives has made or makes any representation to any Transocean Shareholder or other person regarding Transocean’s ultimate performance compared to the information contained in the Transocean Projections or that forecasted results will be achieved. Transocean has made no representation to Valaris, in the Business Combination or otherwise, concerning the Transocean Projections.
Summary of the Transocean Stand-Alone Projections
The following table presents a summary of the Transocean Stand-Alone Projections.
	Fiscal Year Ending December 31,
($ in millions)	2026E	2027E	2028E	2029E	2030E
Total Revenue	$3,761	$3,789	$3,745	$3,744	$3,819
EBITDA(1)	$1,294	$1,435	$1,495	$1,439	$1,521
Unlevered Free Cash Flow(2)	$909	$1,150	$1,192	$1,128	$1,278

(1)
EBITDA, a non-U.S. GAAP financial measure, is calculated by starting with U.S. GAAP net income (loss) and adjusting to exclude, interest expense, net of interest income, income tax expense (benefit) and depreciation and amortization.

(2)
Unlevered Free Cash Flow, a non-U.S. GAAP financial measure, is defined as EBITDA less changes in net working capital, other expenses and capital expenditures, and was calculated by Evercore, solely based on information included in the Transocean Stand-Alone Projections and inputs and assumptions provided by Transocean, and was approved by Transocean for Evercore’s use and reliance in connection with its financial analyses and opinion to the Transocean Board as summarized under “— Opinion of Transocean’s Financial Advisor” beginning on page 111 of this Joint Proxy Statement.

Summary of the Transocean Adjusted Valaris Stand-Alone Projections
As described in the section entitled “Description of the Business Combination — Valaris Unaudited Financial Projections” beginning on page 108 of this Joint Proxy Statement, Valaris’ management regularly prepares financial forecasts for the Valaris Board, including the Valaris Stand-Alone Projections, which Valaris Stand-Alone Projections were made available to Transocean and that Transocean management adjusted. Transocean management made various assumptions when making the adjustments, including certain assumptions regarding the operating performance and cost structure of each of Valaris’ individual rigs (excluding rigs owned by Saudi Aramco Rowan Offshore Drilling Company, Valaris’ 50/50 joint venture that is not consolidated by Valaris), as informed by Valaris’ publicly available fleet status report and Transocean’s historical operating experience across its own fleet and other third-party data, as well as assumptions reflecting Transocean’s view with respect to the reactivation of Valaris’ stacked assets.
The following table presents a summary of the Transocean Adjusted Valaris Stand-Alone Projections.
	Fiscal Year Ending December 31,
($ in millions)	2026E	2027E	2028E	2029E	2030E
Total Revenue	$2,128	$2,536	$2,391	$2,405	$2,316
EBITDA(1)	$550	$891	$834	$869	$844
Unlevered Free Cash Flow(2)	$(82)	$575	$538	$564	$544

(1)
EBITDA, a non-U.S. GAAP financial measure, is calculated by starting with U.S. GAAP net income (loss) and adjusting to exclude, interest expense, net of interest income, income tax expense (benefit) and depreciation and amortization.

(2)
Unlevered Free Cash Flow, a non-U.S. GAAP financial measure, is defined as EBITDA less changes in net working capital, other expenses and capital expenditures, and was calculated by Evercore, solely based on information included in the Transocean Stand-Alone Projections and inputs and assumptions provided by Transocean, and was approved by Transocean for Evercore’s use and reliance in connection with its financial analyses and opinion to the Transocean Board as summarized under “— Opinion of Transocean’s Financial Advisor” beginning on page 111 of this Joint Proxy Statement.

Summary of the Transocean Synergy Projections
The following table presents certain estimates of operating and financing synergies expected to be realized by the Combined Company following the completion of the Business Combination prepared by Transocean management for fiscal years 2027 through 2029. In preparing the estimated synergies, Transocean management made various assumptions regarding potential efficiencies in shore-based and rig-related operations, including reductions in duplicative general and administrative expenses, optimization of office footprints and efficiencies in insurance and vendor relationships and other operational efficiencies. The estimated synergies also reflect Transocean management’s assumption that Valaris’ jackup business line would continue to operate with a largely stand-alone operating and overhead structure following the Business Combination, and accordingly do not assume the realization of significant synergies from those operations. In addition, the estimated synergies include interest expense savings based on Transocean management’s assumption that Valaris’ net debt would be refinanced following the Business Combination at an assumed interest rate of 7%, consistent with then-current market conditions. Estimated supply chain synergies relating to capital expenditures were excluded. Transocean management did not assume any increases in market dayrates in preparing the estimated synergies.
	Fiscal Year Ending December 31,
($ in millions)	2027E	2028E	2029E
Estimated synergies	$175	$215	$215
Interests of Valaris’ Directors and Management in the Business Combination
In considering the recommendation of the Valaris Board with respect to the Business Combination, Valaris Shareholders should be aware that certain members of the Valaris Board and Valaris’ executive officers own securities of Valaris that will be dealt with as contemplated in the Business Combination Agreement and have certain interests that are different from, or in addition to, the interests of Valaris Shareholders generally, all of which may create actual or potential conflicts of interest in connection with the Business Combination. These interests, including that, subject to the approval of the Transocean Shareholders and the consummation of the Business Combination Agreement, certain Valaris directors may become members of the Transocean Board following the consummation of the Business Combination, are described in more detail below. The Valaris Board is aware of these interests and considered them along with the other matters described above in “Description of the Business Combination — Valaris’ Reasons for the Business Combination and Recommendation of the Valaris Board” beginning on page 92 of this Joint Proxy Statement.

Our non-employee directors and executive officers for purposes of this disclosure are as follows:
Name	Positions(s)/Title
Elizabeth D. Leykum	Director, Chair of the Board
Dick Fagerstal	Director
Joseph Goldschmid	Director
Catherine J. Hughes	Director
Kristian Johansen	Director
Anton Dibowitz	President and Chief Executive Officer
Christopher Weber	Senior Vice President, Chief Financial Officer
Gilles Luca	Senior Vice President, Chief Operating Officer
Matthew Lyne	Senior Vice President, Chief Commercial Officer
Davor Vukadin	Senior Vice President, General Counsel and Secretary
Certain Assumptions
For purposes of the disclosure in this section, the following assumptions were used:
(1)
the relevant price per Valaris Share is $88.41 (the implied value is based on the average closing market price of Valaris Shares over the first five business days following the first public announcement of the Business Combination on February 9, 2026);

(2)
the Effective Time is on May 13, 2026 (which is the assumed date of the Effective Time solely for purposes of the disclosure in this section);

(3)
each executive officer incurs a qualifying termination immediately following the Effective Time and each non-employee director resigns immediately following the Effective Time;

(4)
any performance goals applicable to any Valaris PSUs granted prior to February 9, 2026 and the True-Up Awards (as defined below) are deemed satisfied at the actual level of achievement of the performance goals applicable to such Valaris PSUs as of March 31, 2026 (with those applicable to Valaris PSUs granted in 2024 and 2025 (including the True-Up Awards) deemed satisfied at 117.65% and 193.90% of the target level, respectively);

(5)
the base salary and annual target bonus of each of executive officers remain unchanged from those in place as of May 13, 2026, and no executive officer enters into a new agreement or is otherwise entitled to additional compensation or benefits prior to the completion of the Business Combination;

(6)
the calculations do not include amounts that Valaris directors and executive officers were entitled to receive or that were vested as of May 13, 2026;

(7)
the potential payments and benefits described in this section are not subject to a “cutback” to avoid the “golden parachute” excise tax that may be imposed under Section 4999 of the Internal Revenue Code;

(8)
outstanding equity and equity-based awards held by Valaris’ executive officers and non-employee directors, in each case, were their holdings as of May 13, 2026. These amounts do not forecast any additional equity or cash award grants, issuances, vesting or forfeitures that may occur prior to the completion of the Business Combination; and

(9)
where applicable, values have been converted to USD from British pounds using the exchange rate of 1.317, which represents the average exchange rate over 2025.

The estimated amounts indicated below are based on multiple assumptions, which may or may not actually occur or be accurate on the relevant date, including the assumptions described in this section. Accordingly, the actual amounts, if any, to be received by Valaris non-employee directors and executive officers may materially differ from the amounts set forth below.

Treatment of Outstanding Valaris Equity Awards
Each Valaris RSU outstanding or deemed outstanding as of immediately prior to the date of the Business Combination Agreement will, to the extent outstanding immediately prior to the Effective Time, (i) vest at the Effective Time, (ii) be converted automatically into the right to receive a number of Transocean Shares equal to the product of (x) the number of Valaris Shares subject to such Valaris RSU, multiplied by (y) the Exchange Ratio, reduced by the number of Transocean Shares to satisfy any tax withholding obligations associated with the settlement of such Valaris RSU, and rounded to the nearest whole number, and (iii) except with respect to the rights of each holder set forth in clause (ii) above, automatically be canceled and retired and cease to exist. Notwithstanding the foregoing, any holder of Valaris RSUs that has made a valid election to settle any Valaris RSUs in cash will be entitled to receive a cash payment from Valaris for such Valaris RSUs in accordance with the applicable terms prior to the Effective Time.
Each Valaris PSU held by Valaris executive officers outstanding or deemed outstanding as of immediately prior to the date of the Business Combination Agreement will, to the extent outstanding immediately prior to the Effective Time, (i) vest at the Effective Time, with the number of Valaris Shares earned under such Valaris PSU based on the actual achievement of the applicable performance goals as of the Effective Time, as determined by the Valaris Board in accordance with the applicable terms, (ii) be converted automatically into the right to receive a number of Transocean Shares equal to the product of (x) the number of Valaris Shares earned pursuant to clause (i) above multiplied by (y) the Exchange Ratio, reduced by the number of Transocean Shares to satisfy any tax withholding obligations associated with the settlement of such Valaris PSU, and rounded to the nearest whole number, and (iii) except with respect to the rights of each holder set forth in clause (ii) above, automatically be canceled and retired and cease to exist.
Each Valaris New Award, other than certain Valaris RSUs and Valaris PSUs granted to Valaris executive officers on April 7, 2026, which are deemed outstanding as of immediately prior to the date of the Business Combination Agreement (the “True-Up Awards”), will be assumed by Transocean and be converted into Transocean equity awards. Each such Transocean equity award as so assumed and converted will continue to have and be subject to the same terms and conditions as applied to the Valaris New Award immediately prior to the Effective Time, except that with respect to a Valaris New Award that is a Valaris PSU, as of the Effective Time, each such Transocean equity award as so assumed and converted will be subject only to the time-based vesting conditions as applied to such Valaris PSU immediately prior to the Effective Time, relating to a number of Transocean Shares equal to the product of (i) the number of Valaris Shares subject to such Valaris PSU, determined based upon the target number of Valaris Shares subject to such Valaris PSU and (ii) the Exchange Ratio, rounded to the nearest whole number of Transocean Shares. In the event of a termination of service without cause or for good reason, (a) Valaris PSUs granted in 2026 will vest in full at target performance; and (b) all Valaris RSUs granted after the date of the Business Combination Agreement and all Valaris PSUs granted in 2027 and onwards will vest pro ratably at target performance, with such pro rata vesting determined by dividing (x) the number of days elapsed in the applicable vesting period through the date of such termination by (y) the total number of days in such vesting period.
Based on the assumptions described above under “Description of the Business Combination — Interests of Valaris’ Directors and Management in the Business Combination — Certain Assumptions” beginning on page 124 of this Joint Proxy Statement, the below table sets forth the number of unvested Valaris RSUs and Valaris PSUs held by Valaris’ non-employee directors and executive officers as of May 13, 2026 that would vest assuming each such executive officer and non-employee director incurs a qualifying termination of service immediately following the Effective Time, and the value that our non-employee directors and executive officers would receive for such accelerated equity awards. The table below does not include deferred Valaris RSUs held by Valaris’ non-employee directors that were vested as of May 13, 2026. Such vested deferred Valaris RSUs will be settled in cash or shares, as applicable, in accordance with the applicable non-employee director’s prior election, at the earliest time permitted by the award terms that will not trigger any additional tax or penalty under Section 409A of the Internal Revenue Code.

Name	Positions(s)/Title	Valaris RSUs (#)(1)	Valaris RSUs ($)	Valaris PSUs (#)	Valaris PSUs ($)
Elizabeth D. Leykum	Director, Chair of the Board	6,978(2)	616,925	—	—
Dick Fagerstal	Director	5,856(3)	517,729	—	—
Joseph Goldschmid	Director	5,358	473,701	—	—
Catherine J. Hughes	Director	6,106	539,831	—	—
Kristian Johansen	Director	4,860(4)	429,673	—	—
Anton Dibowitz	President and Chief Executive Officer	24,904	2,201,763	349,703	30,917,242
Christopher Weber	Senior Vice President, Chief Financial Officer	8,856	782,959	124,358	10,994,491
Gilles Luca	Senior Vice President, Chief Operating Officer	8,856	782,959	124,358	10,994,491
Matthew Lyne	Senior Vice President, Chief Commercial Officer	8,856	782,959	124,358	10,994,491
Davor Vukadin	Senior Vice President, General Counsel and Secretary	5,177	457,699	73,808	6,525,365

(1)
Deferred Valaris RSUs held by Valaris’ non-employee directors that vest immediately following the Effective Time will be settled in cash or shares, as applicable, in accordance with the applicable non-employee director’s prior election, at the earliest time permitted by the award terms that will not trigger any additional tax or penalty under Section 409A of the Internal Revenue Code.

(2)
The amount includes 2,792 Valaris RSUs that will be settled in cash based on the fair market value of the shares underlying such Valaris RSUs as of the date prior to settlement, in accordance with Ms. Leykum’s prior election.

(3)
The amount includes 2,343 Valaris RSUs that will be settled in cash based on the fair market value of the shares underlying such Valaris RSUs as of the date prior to settlement, in accordance with Mr. Fagerstal’s prior election.

(4)
The amount includes 1,944 Valaris RSUs that will be settled in cash based on the fair market value of the shares underlying such Valaris RSUs as of the date prior to settlement, in accordance with Ms. Johansen’s prior election.

Other Severance Benefits
Pursuant to Mr. Dibowitz’s employment agreement with Valaris and Ensco Corporate Resources LLC (the “Dibowitz Employment Agreement”), if Mr. Dibowitz is terminated without Cause or resigns for Good Reason (each as defined in the Dibowitz Employment Agreement), subject to execution of a customary release, Mr. Dibowitz would be entitled to: (1) a severance payment equal to two times the sum of his base salary and target annual bonus, payable in a lump sum, (2) a pro-rated target annual bonus for the year of termination, payable in a lump sum, (3) 18 months of subsidized health continuation coverage, (4) up to 12 months of outplacement services and (5) reimbursement of legal fees incurred in connection with negotiation of such release, up to $10,000. The Dibowitz Employment Agreement also includes customary non-competition and non-solicitation covenants for a period of 24 months after termination.
Messrs. Weber, Luca, Lyne and Vukadin participate in the Valaris Executive Severance Plan (the “Executive Severance Plan”). Pursuant to the Executive Severance Plan, if terminated by Valaris without Cause or by the executive for Good Reason (each as defined in the Executive Severance Plan), subject to execution of a customary release, the executives would be entitled to (1) a severance payment equal to the sum of their base salary and target annual bonus, (2) a pro-rata portion of the target bonus for the performance period in which termination occurs, based on the number of days employed during the performance period (except for Mr. Luca who, under the terms of his participation, is entitled to his full target bonus for the performance period in which the termination occurs without proration), (3) 12 months of subsidized health continuation coverage, (4) up to 12 months of outplacement services (not to exceed $25,000) and (5) reimbursement of certain legal fees incurred in connection with negotiation of such release, up to $20,000.
On April 13, 2026, the compensation committee of the Valaris Board approved an amended severance benefits letter for each of Messrs. Weber, Luca, Lyne and Vukadin in connection with the Business Combination (collectively, the “Amended Severance Letters”), which amends the Executive Severance Plan solely with respect to a qualifying termination that occurs within three months prior to and 12 months after a change in control of Valaris (the “Change in Control Period”). The Amended Severance Letters provide that in the event the covered executive is terminated from employment by Valaris without Cause or by the executive for Good Reason (each as defined in the Amended Severance Letters), in each case, within the Change in Control Period, then, subject to the execution and non-revocation of a release, each executive would be entitled to receive the same severance benefits as provided by Valaris under the Executive Severance Plan, plus one-half times the sum of the executive’s base salary and target annual bonus. Severance under the Executive Severance Plan, as supplemented by the Amended Severance Letters, is conditioned on the executives’ compliance with customary non-competition and non-solicitation covenants for a period of (i) 24 months after termination in the case of Messrs. Weber, Luca and Vukadin (an increase from 12 months) and (ii) 12 months after termination in the case of Mr. Lyne.
Mr. Luca is also party to a change in control severance agreement (the “Luca CIC Agreement”), which was previously entered into with Ensco plc. Under the terms of the Luca CIC Agreement, if a change in control occurs and Mr. Luca’s employment is terminated (1) without Cause or for Good Reason (each as defined in the Luca CIC Agreement) during the three months preceding the change in control, or (2) for any reason other than by him without Good Reason or by Valaris for Cause during the 12 months following the change in control, subject to his execution of a customary release, he will be entitled to a severance payment equal to: (1) his highest annual base salary in effect at any time within 12 months preceding the change in control, and (2) his target annual bonus for the change in control year. Mr. Luca will also be entitled to one year of subsidized health continuation coverage. The Luca CIC Agreement also includes customary confidentiality and non-disparagement covenants. Upon a qualifying termination, Mr. Luca would be eligible to receive the greater of each of the individual benefits provided under the Luca CIC Agreement and the terms of his participation under the Executive Severance Plan (as amended by the Amended Severance Letters).
Insurance and Indemnification of Directors and Officers
Pursuant to the terms of the Business Combination Agreement, each current or former director or officer of Valaris will be entitled to certain ongoing indemnification and coverage under directors’ and officers’ liability insurance policies following the Business Combination.
Potential Payments to Valaris’ Named Executive Officers in Connection with the Business Combination
This section sets forth the information required by Item 402(t) of Regulation S-K regarding the compensation for each of Valaris’ named executive officers that is based on or otherwise relates to the transactions contemplated by the Business Combination Agreement that may become payable to the Valaris named executive officers at the completion of the Business Combination or on a qualifying termination of employment in connection with the consummation of the Business Combination. This compensation is referred to as “golden parachute” compensation by the applicable SEC disclosure rules. The “golden parachute” compensation payable to these individuals is subject to a non-binding advisory vote of Valaris Shareholders. The “named executive officers” are the individuals listed as such in Valaris’ most recent annual proxy statement and are entitled to certain severance and change of control payments and benefits, as described below.
The following table sets forth the amount of payments and benefits that may be paid or become payable to each of the named executive officers in connection with the Business Combination pursuant to all applicable compensation plans or agreements, based on the assumptions described above under “Description of the Business Combination — Interests of Valaris’ Directors and Management in the Business Combination — Certain Assumptions” beginning on page 124 of this Joint Proxy Statement, and those described in the footnotes to the below table.

Named Executive Officer	Cash Severance ($)(1)	Equity ($)(2)	Perquisites/ Benefits ($)(3)	Total ($)
Anton Dibowitz	4,483,089	33,119,005	64,122	37,666,216
Christopher Weber	1,747,870	11,777,450	65,319	13,590,639
Gilles Luca(4)	2,062,500	11,777,450	65,319	13,905,269
Matthew Lyne	1,871,502	11,777,450	45,930	13,694,882
Davor Vukadin	1,430,075	6,983,064	64,914	8,478,053

(1)
The amounts represent: (i) for Mr. Dibowitz, a severance payment equal to two times the sum of his base salary and target annual bonus; and for Messrs. Weber, Luca, Lyne and Vukadin, a severance payment equal to one and a half times the sum of their base salary and target annual bonus; and (ii) a pro-rated portion of the named executive officer’s 2026 target annual bonus based on the period of employment during the performance period, except that Mr. Luca will receive his 2026 target annual bonus in full in accordance with the terms of his participation under the Executive Severance Plan. The cash severance is a “double-trigger” benefit contingent upon a qualifying termination of employment where the named executive officer’s employment is terminated without cause or by the executive for good reason, and in the case of all named executive officers other than Mr. Dibowitz, within a specified period prior to or following the Effective Time. A pro rata portion of the target annual bonus is also payable under the Valaris plc 2018 Cash Incentive Plan in connection with the Business Combination, which constitutes a “single-trigger” benefit and is included in, and not in addition to, the cash severance.

(2)
For all named executive officers, the treatment of Valaris RSUs and Valaris PSUs granted prior to February 9, 2026 and the True-Up Awards are a “single-trigger” benefit, and the treatment of Valaris RSUs and Valaris PSUs granted after February 9, 2026 (excluding the True-Up Awards) are a “double-trigger” benefit contingent upon a qualifying termination of employment where the named executive officer’s employment is terminated by Valaris without cause or by the executive for good reason. For further details regarding the value of accelerated equity awards, see “Description of the Business Combination — Interests of Valaris’ Directors and Management in the Business Combination — Treatment of Outstanding Valaris Equity Awards” beginning on page 125 of this Joint Proxy Statement above, and the assumptions used as described under “Description of the Business Combination — Interests of Valaris’ Directors and Management in the Business Combination — Certain Assumptions” beginning on page 124 of this Joint Proxy Statement.

Name	Valaris RSUs ($)	Valaris PSUs ($)	Total
Anton Dibowitz	2,201,763	30,917,242	33,119,005
Christopher Weber	782,959	10,994,491	11,777,450
Gilles Luca	782,959	10,994,491	11,777,450
Matthew Lyne	782,959	10,994,491	11,777,450
Davor Vukadin	457,699	6,525,365	6,983,064

(3)
The amounts represent, (i) subsidized health continuation coverage for a period of 18 months for Mr. Dibowitz, and 12 months for the other named executive officers; (ii) up to 12 months of outplacement services (not to exceed $25,000); and (iii) reimbursement of legal fees incurred in connection with negotiation of a release, up to $10,000 for Mr. Dibowitz, and $20,000 for the other named executive officers. These benefits are “double-trigger” benefits contingent upon a qualifying termination of employment where the named executive officer’s employment is terminated without cause or by the executive for good reason.

Named Executive Officer	Health Benefits ($)	Outplacement Services ($)	Legal Fees ($)	Total ($)
Anton Dibowitz	29,122	25,000	10,000	64,122
Christopher Weber	20,319	25,000	20,000	65,319
Gilles Luca	20,319	25,000	20,000	65,319
Matthew Lyne	930	25,000	20,000	45,930
Davor Vukadin	19,914	25,000	20,000	64,914

(4)
Mr. Luca is a participant in the ENSCO 2005 Supplemental Executive Retirement Plan (the “SERP”), a tax-deferred savings plan originally established for certain highly compensated employees to permit participants to defer amounts in excess of the limitations imposed by the Internal Revenue Code on deferrals under the Valaris Savings Plan. The SERP was frozen to the entry of new participants in November 2019 and to future compensation deferrals as of January 1, 2020. The SERP currently provides for quarterly credits of an interest equivalent based upon the rate of interest paid on ten-year United States treasury notes in November of the immediately preceding calendar year and the participant’s plan balances as of the first day of such quarter. Mr. Luca is the only named executive officer who participates in the SERP, and he is fully vested in his plan balances. Assuming Mr. Luca’s employment is terminated immediately following the Effective Time, Mr. Luca will receive his vested SERP benefits in accordance with his prior election or such earlier time permitted by the applicable terms that will not trigger any additional tax or penalty under Section 409A of the Internal Revenue Code.

Interests of Transocean’s Directors and Management in the Business Combination
None of Transocean’s directors or executive officers is party to any agreement, arrangement or understanding, or participates in any plan, program or arrangement, that provides for financial benefits contingent upon the consummation of the Business Combination. Accordingly, Transocean’s directors and executive officers do not have interests in the Business Combination that differ from, or are in addition to, the interests of Transocean Shareholders generally.
As described in the section entitled “Governance and Management of the Combined Company” beginning on page 167 of this Joint Proxy Statement, upon completion of the Business Combination, Transocean’s existing management team will continue to lead the Combined Company. In addition, in accordance with the Business Combination Agreement, two current members of the Transocean Board, Vincent J. Intrieri and Samuel J. Merksamer, will resign at the Effective Time, and two individuals currently serving on the Valaris Board, Dick Fagerstal and Kristian Johansen, will be nominated for election to the Transocean Board, and, assuming Transocean Shareholders approve the Board Election Resolutions, will become members of the Transocean Board. These changes reflect the agreed post-closing governance arrangements and do not involve any severance, change-in-control or similar payments to Transocean directors in connection with the Business Combination.
Information regarding Transocean’s directors and executive officers is set forth in Transocean’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the SEC, and as subsequently updated by Transocean’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, each of which is incorporated by reference into this Joint Proxy Statement.
Court Approval
Interim Order
On [•], 2026, the Court granted the Interim Order (also known as a convening order) granting leave to Valaris to convene the Valaris Court Meeting and confirming certain procedural and other matters. A copy of the Interim Order will be set forth in Appendix F to this Joint Proxy Statement when mailed to Valaris Shareholders.
Sanction Order
A scheme of arrangement under the Companies Act requires Court approval. Subject to the terms of the Business Combination Agreement, and upon obtaining a majority in number representing seventy-five percent (75%) in value of each class of Valaris Shareholders present and voting either in person or by proxy at the Valaris Court Meeting in the manner required by the Interim Order, Valaris will apply to the Court for the Sanction Order.
At the hearing for the Sanction Order, any Valaris Shareholder or other interested party who wishes to participate or to be represented or to present evidence or argument may do so, subject to compliance with Bermuda law.

The Court will be advised, prior to the sanction hearing, that the Court’s approval of the Scheme of Arrangement (and determination of the fairness thereof), will constitute the basis for reliance on the exemption from the registration requirements of the Securities Act pursuant to Section 3(a)(10) thereof, with respect to the issuance and distribution of the Transocean Shares to be issued by Transocean to Valaris Shareholders pursuant to the Scheme of Arrangement.
The Court has broad discretion under the Companies Act when making orders with respect to the Scheme of Arrangement and the Court, in hearing the application for the Sanction Order, will consider, among other things, the fairness and reasonableness of the Scheme of Arrangement to the parties affected, including Valaris Shareholders and other stakeholders as the Court determines appropriate, both from a substantive and a procedural point of view. The Court may approve the Scheme of Arrangement as proposed or as amended, in any manner the Court may direct, subject to compliance with such terms and conditions, if any, as the Court sees fit. Depending on the nature of any required amendments, Valaris and Transocean may determine not to proceed with the Scheme of Arrangement.
Exchange Procedure
Transocean and Valaris will appoint a Depositary to act as exchange agent in the Business Combination and, prior to the Effective Time, Transocean will enter into an agreement with the Depositary reasonably acceptable to Valaris, which will provide that Transocean, substantially concurrently with the Transocean Shares Registration Time, in accordance with the applicable mechanics of the Transocean share issuances under the Transocean Ordinary Share Capital Increase Resolution, will deposit with the Depositary all of the Transocean Shares to pay the consideration required under the Business Combination Agreement (collectively with, if applicable, cash in lieu of fractional Transocean Shares). The Transocean Shares so deposited with the Depositary, together with the proceeds received from the sale of the Transocean Excess Shares in accordance with the Business Combination Agreement, are referred to collectively as the “Exchange Fund.” The Depositary will receive reasonable and customary compensation for its services in connection with the Business Combination, will be reimbursed for certain reasonable out-of-pocket expenses and will be indemnified against certain liabilities, including liabilities under securities laws and expenses in connection therewith.
Letter of Transmittal
As soon as reasonably practicable after the Transocean Shares Registration Time, but in no event later than three (3) business days following the Transocean Shares Registration Time, Transocean will cause the Depositary to mail and otherwise make available to each holder of record, as of the Effective Time, of Valaris Shares represented by a Valaris Share Certificate: (i) a letter of transmittal in customary form and containing such provisions as Transocean and Valaris may reasonably specify prior to the Effective Time (including a provision confirming that delivery of Valaris Share Certificate by Valaris Shareholders will be effected, and risk of loss and title to the Valaris Share Certificate held by such Valaris Shareholders will pass, only upon proper delivery of such Valaris Share Certificate to the Depositary) and (ii) instructions for use in effecting the surrender of the Valaris Share Certificates in exchange for Transocean Shares pursuant to the Scheme of Arrangement and any cash in lieu of a fractional share which the Valaris Shares represented by such Valaris Share Certificate will have been converted into the right to receive pursuant to the Business Combination Agreement.
Upon surrender of a Valaris Share Certificate to the Depositary for exchange, together with a duly executed letter of transmittal, and such other documents as may be reasonably required by the Depositary or Transocean, the holder of such Valaris Share Certificate will be entitled to receive in book-entry form the number of whole Transocean Shares that such holder has the right to receive pursuant to the Business Combination Agreement (and cash in lieu of any fractional share of Valaris Share) and the Valaris Share Certificate so surrendered will be immediately canceled.
Until surrendered as contemplated by the Business Combination Agreement, each Valaris Share Certificate will be deemed, from and after the Effective Time, to represent only the right to receive Transocean Shares (and cash in lieu of any fractional Transocean Share) as contemplated by the Business Combination Agreement.

Book-Entry Valaris Shares
As soon as reasonably practicable after the Transocean Shares Registration Time, but in no event later than three (3) business days following the Transocean Shares Registration Time, Transocean will instruct the Depositary to mail and otherwise make available to each former Valaris Shareholder of Book-Entry Valaris Shares not held through the DTC, (A) a notice advising such holders of the effectiveness of the Scheme of Arrangement, (B) a statement reflecting the number of Transocean Shares (which will be in uncertificated book-entry form) representing, in the aggregate, the whole number of Transocean Shares, if any, that such holder has the right to receive pursuant to the Business Combination Agreement (after taking into account all Valaris Shares then held by such holder) and (C) a check in an amount of U.S. dollars equal to the amount of cash in lieu of fractional interests in Transocean Shares to be paid pursuant to the Business Combination Agreement, if any.
As soon as reasonably practicable after the Transocean Shares Registration Time, but in no event later than three (3) business days following the Transocean Shares Registration Time, Transocean shall cause the Depositary to transmit to DTC or its nominees, upon surrender of Valaris Shares held of record by DTC or its nominees in accordance with DTC’s customary surrender procedures, (A) the aggregate Transocean Shares that holders of Book-Entry Valaris Shares have the right to receive pursuant to the Business Combination Agreement and (B) the amount of cash in lieu of fractional interests in Transocean Shares to be paid pursuant to the Business Combination Agreement, if any.
Lost Certificates
In the case of any Valaris Share Certificate that has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Valaris Share Certificate to be lost, stolen or destroyed and, if required by the Depositary, the posting by such person of a bond, in such customary amount as Transocean may direct as indemnity against any claim that may be made against it with respect to such Valaris Share Certificate, the Depositary will, if such person has otherwise delivered a properly and duly executed letter of transmittal, deliver, in exchange for such lost, stolen or destroyed Valaris Share Certificate, the whole number of Transocean Shares that such holder has the right to receive pursuant to the Business Combination Agreement (after taking into account all Valaris Shares then held by such holder) had such lost, stolen or destroyed Valaris Share Certificate been surrendered as provided in the Business Combination Agreement.
Exchange Fund Treatment after One Year
Any portion of the Exchange Fund that remains undistributed to the Valaris Shareholders on the first (1st) anniversary of the Effective Time will be delivered to Transocean or transferred as otherwise directed by Transocean, upon demand by Transocean, and any Valaris Shareholders who have not theretofore complied with the exchange procedures set forth in the Scheme of Arrangement will thereafter look only to Transocean for payment of their claim for Transocean Shares and any dividends or distributions with respect to Transocean Shares.
Extinction of Rights after Three Years
Any Transocean Shares remaining unclaimed by former Valaris Shareholders three (3) years after the Effective Time (or such earlier date immediately prior to such time as such amounts would otherwise escheat to or become property of any governmental body, agency, authority or entity) will, to the extent permitted by applicable law, become the property of Transocean free and clear of any claims or interest of any person previously entitled thereto.
Withholding Rights
Valaris, Transocean and the Depositary will be entitled to deduct or withhold from any amounts payable (including from any shares issuable or transferable) to any person pursuant to the Business Combination (including in connection with any amount payable, or any shares issuable or transferable, pursuant to any Valaris Incentive), such amounts as Valaris, Transocean or the Depositary reasonably determines it is required to deduct or withhold with respect to such payment, issuance or transfer, as the case may be, under applicable law. To the extent amounts are so deducted or withheld and, if required, paid over to the applicable governmental authority, such amounts shall be treated for all purposes as having been paid or delivered to such person in respect of whom such deduction or withholding was made. Any of Valaris, Transocean or the Depositary is authorized to sell or otherwise dispose of such number of Transocean Shares issuable or transferable pursuant to the Scheme of Arrangement as is necessary to provide sufficient funds to enable it to comply with deduction or withholding requirements applicable to it, and shall have no liability to any person for any deficiency in respect of any proceeds received.
Regulatory Approvals
HSR Act Approval
Under the HSR Act, parties to transactions that meet certain thresholds must notify in advance the DOJ and the FTC and observe a statutory waiting period before the transaction can close. The Business Combination is subject to these notifications and waiting period requirements under the HSR Act. On March 2, 2026, the parties submitted to the DOJ and FTC the notifications required under the HSR Act. Transocean withdrew its filing under the HSR Act on April 1, 2026, and subsequently refiled on April 3, 2026. On May 4, 2026, the DOJ extended the waiting period by issuing a Request for Additional Information and Documentary Materials (also known as a Second Request) to each of the parties. The Second Request extends the waiting period until thirty (30) days after both parties substantially comply with their respective Second Request, unless the waiting period is voluntarily extended by the parties or terminated earlier by the DOJ.
At any time before or after the expiration of the statutory waiting period under the HSR Act, the DOJ and the FTC may take action under the antitrust laws, including seeking to enjoin the completion of the Business Combination, to rescind the Business Combination or to conditionally permit completion of the Business Combination subject to regulatory conditions or other remedies. In addition, non-U.S. regulatory bodies and U.S. state attorneys general could take action under other applicable regulatory laws as they deem necessary or desirable in the public interest, including, without limitation, seeking to enjoin or otherwise prevent the completion of the Business Combination or permitting completion subject to regulatory conditions. Private parties may also seek to take legal action under regulatory laws under some circumstances. There can be no assurance that a challenge to the Business Combination on antitrust grounds will not be made or, if such a challenge is made, that it would not be successful.
Foreign Antitrust Law Approvals
Australia.   Under the Competition and Consumer Act 2010, as amended, transactions involving parties with sales in Australia which jointly or separately exceed certain thresholds, or with a transaction value exceeding a certain threshold, cannot be completed until they are reviewed and approved by the Australian Competition & Consumer Commission (“ACCC”). Valaris and Transocean have made a draft notification to the ACCC.
Brazil.   Under the Federal Law Nr. 12,529/2011, as amended, transactions involving parties with annual volumes of sales originating in Brazil which separately exceed certain thresholds, cannot be completed until they are reviewed and approved by the Conselho Administrativo de Defesa Econômica (“CADE”). Valaris and Transocean have made a draft notification to CADE.
Other Competition Approvals.   The Business Combination is also subject to clearance or approval pursuant to the competition and antitrust laws of Angola and Egypt. The Business Combination has already received approval in the Kingdom of Saudi Arabia and an exemption request (from the need to submit a full form notification) was approved in Trinidad & Tobago. The Business Combination cannot be completed until Valaris and Transocean obtain clearance to consummate the Business Combination or applicable waiting periods (or any extension thereof) have expired or been terminated in each other applicable jurisdiction. Valaris and Transocean, in consultation and cooperation with each other, may file notifications, as required by competition authorities in certain other jurisdictions, as promptly as practicable after the date of the Business Combination Agreement.
The relevant competition authorities could take such actions under applicable competition laws as they deem necessary or desirable, including seeking divestitures or requiring the parties to license, or hold separate, assets or to terminate existing relationships and contractual rights. Any one of these requirements, limitations, costs, divestitures or restrictions could jeopardize or delay the completion, or reduce the anticipated benefits, of the Business Combination. There is no assurance that Valaris and Transocean will obtain all required regulatory clearances or approvals on a timely basis or at all. Failure to obtain the necessary clearances in any of these jurisdictions could substantially delay or prevent the consummation of the Business Combination, which could negatively impact both Valaris and Transocean.
CFIUS Approval
On March 11, 2026, Valaris and Transocean filed a draft joint voluntary notice to CFIUS. The parties have agreed to use their reasonable best efforts to obtain CFIUS Approval. Following completion of the pre-notice consultation process with CFIUS, the parties filed a formal joint voluntary notice to CFIUS on April 20, 2026. On May 14, 2026, CFIUS acknowledged that the joint voluntary notice had been accepted, beginning the 45 calendar day review period, at the end of which, it may (i) determine there are no unresolved national security concerns and conclude all action under the DPA, or (ii) determine additional review is warranted and commence a 45 calendar day investigation, which may be extended an additional 15 calendar days in extraordinary circumstances. If CFIUS has no unresolved national security concerns at the end of the investigation, it will conclude all action under the DPA. If CFIUS has unresolved national security concerns at the end of the 45 calendar day investigation period, it may send a report to the President, who may act to suspend or prohibit the transaction. At any time during the course of the CFIUS review or investigation, CFIUS may request that the parties take actions to mitigate any national security concern it has identified. CFIUS has the authority to decline to conclude all action under the DPA unless and until the parties execute an agreement to mitigate any national security concern CFIUS has identified. Failure to obtain CFIUS Approval could substantially delay or prevent the consummation of the Business Combination, which could negatively impact both Valaris and Transocean.
U.S. Securities Law Matters
Exemption Relied Upon from the Registration Requirements of the U.S. Securities Act
The Transocean Shares to be issued pursuant to the Business Combination have not been and will not be registered under the Securities Act and will be issued in reliance on the exemption afforded by section 3(a)(10) of the Securities Act and corresponding exemptions from the registration or qualification requirements of state securities laws.
Section 3(a)(10) of the Securities Act exempts from registration the offer and sale of a security which is issued in specified exchange transactions where, among other things, the fairness of the terms and conditions of such exchange are approved after a hearing on the fairness of such terms and conditions, at which all persons to whom it is proposed to issue securities in such exchange have the right to appear, by a court or governmental authority expressly authorized by law to grant such approval and to hold such a hearing. Accordingly, the Sanction Order, if granted by the Court, constitutes a basis for the exemption from the registration requirements of the Securities Act with respect to the Transocean Shares issued in connection with the Business Combination.
Resale of Transocean Shares Within the United States
The Transocean Shares to be issued under the Business Combination will not be subject to resale restrictions under the Securities Act, except that the Securities Act imposes restrictions on the resale of Transocean Shares received pursuant to the Business Combination by persons who are at the time of a resale, or who were within three months before the resale, “affiliates” of Transocean. An “affiliate” of an issuer is a person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the issuer. Typically, persons who are executive officers, directors or 10% or greater shareholders of an issuer may be considered to be its “affiliates.”
Any holder of Transocean Shares who is an affiliate of Transocean at the time of a proposed resale, or has been an affiliate within three months before a proposed resale, is urged to consult with its own legal advisor to ensure that any proposed resale of Transocean Shares issued to them under the Business Combination complies with applicable Securities Act requirements.

Pro Forma Economic Ownership of the Combined Company
Upon completion of the Business Combination (based on the Transocean Shares and Valaris Shares issued and outstanding as of [•], 2026), it is estimated that the Exchange Ratio will result in Transocean Shareholders and Valaris Shareholders owning approximately [•]% and [•]%, respectively, of the outstanding economic interest in the Combined Company on a fully diluted basis.
The relative ownership percentages as of the date of announcement of the Business Combination were approximately 53% and 47%, respectively.
Accounting Treatment
The Combined Company will account for the Business Combination pursuant to the Business Combination Agreement as an acquisition using the acquisition method of accounting in accordance with U.S. GAAP. The acquisition method of accounting requires that one of the combining entities be designated as the acquirer for accounting purposes based on the facts and circumstances of the transaction. For accounting purposes, Transocean will be treated as the acquiring entity.
In identifying Transocean as the acquiring entity, Transocean evaluated the accounting guidance set forth in Accounting Standards Codification 805, Business Combinations, taking into account all relevant facts and circumstances, including, among other factors, the form of consideration, the structure of the Business Combination and the other transactions contemplated by the Business Combination Agreement, the relative ownership interests of Transocean and Valaris following the completion of the Business Combination, the composition of the board of directors and senior management of the Combined Company (including the designation of the Chief Executive Officer), the relative voting rights of the equity holders, and the relative size of Transocean and Valaris as measured by assets, revenues, earnings and other metrics commonly used by investors to evaluate financial performance.
Accordingly, the historical financial statements of Transocean will become the historical financial statements of the Combined Company. The assets and liabilities of Transocean will continue to be recognized at their historical carrying amounts, without adjustment to estimated fair value.
The Combined Company will measure the identifiable acquired assets and assumed liabilities of Valaris at their estimated fair values as of the closing of the Business Combination, including identifiable intangible assets and assumed liabilities, with the excess of the purchase consideration over the estimated aggregate fair value of the acquired net assets recognized as goodwill, if applicable.
Finite-lived intangible assets acquired will be amortized over their estimated useful lives. Indefinite-lived intangible assets and goodwill will not be amortized but will be tested for impairment at least annually, or more frequently if events or changes in circumstances indicate that an impairment may have occurred.
The preliminary allocation of the purchase consideration reflected in the unaudited pro forma condensed combined financial statements included in Appendix J to this Joint Proxy Statement is based on preliminary estimates and assumptions that Transocean believes are reasonable based on information available as of the date of this Joint Proxy Statement. The final determination of the purchase consideration and allocation of the purchase consideration to the estimated fair value of acquired assets and assumed liabilities will be completed as additional information becomes available based on a detailed valuation analysis that has not yet been completed and may differ materially from the preliminary estimates reflected in the unaudited pro forma condensed combined financial statements.
Stock Exchange Listing
Transocean will, in accordance with the requirements of NYSE, file with NYSE a Supplemental Listing Application covering the Transocean Shares to be issued pursuant to the Business Combination, as promptly as reasonably practicable after the date of the Business Combination Agreement and Transocean will use its reasonable best efforts to cause the Transocean Shares to be issued pursuant to the Business Combination Agreement to be listed on the NYSE, subject to official notice of issuance, as promptly as practicable after the date of the Business Combination Agreement, and in any event prior to the Effective Time. Approval for listing on the NYSE of the Transocean Shares to be issued pursuant to the Business Combination Agreement, subject to official notice of issuance, is a condition to the completion of the Business Combination. See the section entitled “The Business Combination Agreement — Covenants — Other Covenants and Agreements” beginning on page 152 of this Joint Proxy Statement.
Following the completion of the Business Combination, the Transocean Shares will continue to be listed on the NYSE and trade in U.S. dollars. Consequently, following the Effective Time, Valaris Shareholders are expected to be able to trade the Transocean Shares received in the Business Combination on the NYSE.
Description of Transocean Indebtedness
Outstanding Debt
As of Transocean’s Annual Report on Form 10-K for the year ended December 31, 2025, Transocean’s aggregate principal amounts and aggregate carrying amounts, including a bifurcated compound exchange feature and unamortized debt-related balances, such as discounts, premiums and issue costs, were as follows (in millions):
		Principal amount		Carrying amount
		December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
4.00% Senior Guaranteed Exchangeable Bonds due December 2025	(a)	$—	$234	$—	$227
6.875% Senior Secured Notes due February 2027	(b)	—	330	—	328
8.00% Senior Notes due February 2027	(c)	—	655	—	653
7.45% Notes due April 2027	(d)	52	52	52	52
8.00% Debentures due April 2027	(d)	22	22	22	22
4.50% Shipyard Loans due September 2027	(e)	209	329	202	310
8.375% Senior Secured Notes due February 2028	(b)	425	525	421	518
7.00% Notes due June 2028	(e)	209	261	210	263
8.00% Senior Secured Notes due September 2028	(b)	235	295	233	292
8.25% Senior Notes due May 2029	(c)	900	900	889	887
4.625% Senior Guaranteed Exchangeable Bonds due September 2029	(c)	259	259	292	286
8.75% Senior Secured Notes due February 2030	(f)	881	999	868	981
7.50% Notes due April 2031	(d)	396	396	395	395
8.50% Senior Notes due May 2031	(c)	900	900	888	886
7.875% Senior Guaranteed Notes due October 2032	(a)	500	—	493	—
6.80% Senior Notes due March 2038	(d)	610	610	605	605
7.35% Senior Notes due December 2041	(d)	88	177	87	176
Total debt		5,686	6,944	5,657	6,881
Less debt due within one year
4.00% Senior Guaranteed Exchangeable Bonds due December 2025	(a)	—	234	—	227
6.875% Senior Secured Notes due February 2027	(b)	—	83	—	82
4.50% Shipyard Loans due September 2027	(e)	136	120	129	108
8.375% Senior Secured Notes due February 2028	(b)	135	100	133	97

		Principal amount		Carrying amount
		December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
8.00% Senior Secured Notes due September 2028	(b)	70	60	69	59
8.75% Senior Secured Notes due February 2030	(f)	117	117	114	113
Total debt due within one year		458	714	445	686
Total long-term debt		$5,228	$6,230	$5,212	$6,195

(a)
Transocean International Limited, a wholly owned direct subsidiary of Transocean Ltd., is the issuer of the unregistered notes (together, the “Senior Priority Guaranteed Notes”). The priority guaranteed senior unsecured notes are fully and unconditionally, jointly and severally, guaranteed by Transocean Ltd. and certain wholly owned indirect subsidiaries of Transocean International Limited and rank equal in right of payment of all of Transocean’s existing and future unsecured unsubordinated obligations. Such notes are structurally senior to the Priority Guaranteed Notes, as defined below, to the extent of the value of the assets of the subsidiaries guaranteeing the notes.

(b)
Each subsidiary issuer of the respective unregistered notes is a wholly owned indirect subsidiary of Transocean International Limited. The senior secured notes are fully and unconditionally, jointly and severally, guaranteed by Transocean Ltd., Transocean International Limited and, in each case, the owner of the respective collateral rig or rigs.

(c)
Transocean International Limited is the issuer of the unregistered notes (collectively, the “Priority Guaranteed Notes”). The guaranteed senior unsecured notes are fully and unconditionally, jointly and severally, guaranteed by Transocean Ltd. and certain wholly owned indirect subsidiaries of Transocean International Limited and rank equal in right of payment of all Transocean’s existing and future unsecured unsubordinated obligations. Such notes are structurally senior to the Legacy Guaranteed Notes, as defined below, the 4.50% shipyard loans due September 2027 (each, a “Shipyard Loan,” and together, the “Shipyard Loans”) and the 7.00% notes due June 2028 and structurally subordinate to the Senior Priority Guaranteed Notes to the extent of the value of the assets of the subsidiaries guaranteeing the notes.

(d)
Transocean International Limited is the issuer of the notes and debentures (the “Legacy Guaranteed Notes”). The Legacy Guaranteed Notes are fully and unconditionally, jointly and severally, guaranteed by Transocean Ltd.

(e)
The subsidiary borrowers under the Shipyard Loans and the subsidiary issuer of the registered notes are wholly owned indirect subsidiaries of Transocean International Limited. The loans and notes are fully and unconditionally guaranteed by Transocean International Limited.

(f)
Transocean International Limited is the issuer of the unregistered notes. The senior secured notes are fully and unconditionally guaranteed on an unsecured basis by Transocean Ltd. and on a limited senior secured basis by each of the wholly owned subsidiary owners of the collateral rigs.

Indentures
The indentures that govern Transocean’s debt generally contain covenants that, among other things, limit Transocean’s ability to incur certain liens on Transocean’s drilling units without equally and ratably securing the notes, to engage in certain sale and lease back transactions covering any of Transocean’s drilling units, to allow Transocean’s subsidiaries to incur certain additional debt, or to engage in certain merger, consolidation or reorganization transactions or to enter into a scheme of arrangement qualifying as an amalgamation. Transocean Ltd. and Transocean International Limited are not subject to any significant restrictions on their ability to obtain funds from their consolidated subsidiaries by dividends, loans or capital distributions.
The indenture that governs the 4.625% senior guaranteed exchangeable bonds due September 2029 (the “4.625% Exchangeable Bonds”) requires such bonds to be repurchased upon the occurrence of certain fundamental changes and events, at specified prices depending on the particular fundamental change or event, which include changes and events related to certain (i) change of control events applicable to Transocean Ltd.

or Transocean International Limited, (ii) the failure of Transocean’s shares to be listed or quoted on a national securities exchange and (iii) specified tax matters.
The indentures that govern the 8.375% senior secured notes due February 2028 (the “8.375% Senior Secured Notes”), the 8.00% senior secured notes due September 2028 (the “8.00% Senior Secured Notes”) and the 8.75% senior secured notes due February 2030 (the “8.75% Senior Secured Notes”) contain certain covenants, among others, related to the debt and earnings attributable to the collateral rigs and the ability of Transocean’s subsidiaries that own or operate the collateral rigs to declare or pay dividends to their affiliates. Transocean will be required to redeem the senior secured notes at a price equal to 100 percent of the aggregate principal amount without a make-whole premium, upon the occurrence of certain events related to the respective collateral rigs and related drilling contracts. The indentures that govern Transocean’s senior secured notes contain certain lien requirements, including the maintenance of certain balances in a restricted cash account to satisfy debt service requirements.
Assets encumbered for outstanding debt
At December 31, 2025, the rigs encumbered for the senior secured notes and Transocean’s Shipyard Loans include the ultra-deepwater drillships Deepwater Aquila, Deepwater Atlas, Deepwater Pontus, Deepwater Proteus, Deepwater Thalassa, Deepwater Titan, and the harsh environment semisubmersibles Transocean Enabler and Transocean Encourage, the aggregate carrying amount of which was $5.19 billion. At December 31, 2025, Transocean had restricted cash and cash equivalents of $358 million deposited in restricted accounts to satisfy debt service and reserve requirements for the senior secured notes.
Interest rate adjustments
At December 31, 2025, the interest rate in effect for the 7.35% senior notes due December 2041 was 9.35 percent, which is subject to adjustment from time to time upon a change to the credit rating of Transocean’s non-credit enhanced senior unsecured long-term debt.
Scheduled maturities and installments
At December 31, 2025, the scheduled repayments were as follows (in millions):
Years ending December 31,	Total
2026	$458
2027	435
2028	612
2029	1,277
2030	411
Thereafter	2,493
Total principal amount of debt	5,686
Total unamortized debt-related balances, net	(155)
Bifurcated compound exchange feature, at estimated fair value	126
Total carrying amount of debt	$5,657
Credit agreements
Secured Credit Facility
As of December 31, 2025, Transocean has a secured revolving credit facility established under a bank credit agreement (as amended from time to time, the “Secured Credit Facility”), which has a borrowing capacity of $510 million through its maturity on June 22, 2028. Throughout the term of the Secured Credit Facility, Transocean pays a facility fee on the amount of the underlying commitment, which ranges from 0.375 percent to 1.00 percent based on the credit rating of the Secured Credit Facility. Transocean may borrow under the Secured Credit Facility at a forward-looking term rate based on the secured overnight financing rate

(“Term SOFR”) plus a margin and a Term SOFR spread adjustment of 0.10 percent. The Secured Credit Facility is subject to permitted extensions and certain early maturity triggers, including if on any date the aggregate amount of scheduled principal repayments of indebtedness, with certain exceptions, due within 91 days thereof is equal to or in excess of $325 million and available cash is less than $250 million. The Secured Credit Facility permits Transocean to increase the aggregate amount of commitments by up to $250 million. The Secured Credit Facility is guaranteed by Transocean Ltd. and certain wholly owned subsidiaries. The Secured Credit Facility is secured by, among other things, a lien on the ultra-deepwater drillships Deepwater Asgard, Deepwater Conqueror, Deepwater Corcovado, Deepwater Invictus, Deepwater Mykonos, Deepwater Orion, Deepwater Skyros and Dhirubhai Deepwater KG2 and the harsh environment semisubmersibles Transocean Barents and Transocean Spitsbergen, and at December 31, 2025, the aggregate carrying amount of which was $4.18 billion.
The Secured Credit Facility contains covenants that, among other things, include maintenance of a minimum guarantee coverage ratio of 3.0 to 1.0, a minimum collateral coverage ratio of 2.1 to 1.0, a maximum debt to capitalization ratio of 0.60 to 1.00 and minimum liquidity of $200 million. The Secured Credit Facility also restricts the ability of Transocean Ltd. and certain of Transocean’s subsidiaries to, among other things, merge, consolidate or otherwise make changes to the corporate structure, incur liens, incur additional indebtedness, enter into transactions with affiliates and permits, subject to certain conditions, the ability to pay dividends and repurchase Transocean’s shares. In order to utilize the Secured Credit Facility, Transocean must, at the time of the borrowing request, be in full compliance with the terms and conditions of the Secured Credit Facility and make certain representations and warranties, including with respect to compliance with laws and solvency, to the lenders. Repayment of borrowings under the Secured Credit Facility are subject to acceleration upon the occurrence of an event of default. Under the agreements governing certain of Transocean’s debt and finance lease, Transocean is also subject to various covenants, including restrictions on creating liens, engaging in sale/leaseback transactions and engaging in certain merger, consolidation or reorganization transactions. A default under Transocean’s public debt indentures, the agreements governing Transocean’s senior secured notes, Transocean’s finance lease contract or any other debt owed to unaffiliated entities that exceeds $125 million could trigger a default under the Secured Credit Facility and, if not waived by the lenders or otherwise cured, could cause Transocean to lose access to the Secured Credit Facility. At December 31, 2025, based on the credit rating of the Secured Credit Facility as of that date, the Secured Credit Facility margin was 2.875 percent and the facility fee was 0.625 percent. At December 31, 2025, Transocean had no borrowings outstanding, $48 million of letters of credit issued and $462 million of available borrowing capacity under the Secured Credit Facility.
Shipyard financing arrangement
Transocean has credit agreements that established the Shipyard Loans to finance all or a portion of the final payments owed to the shipyard when Transocean took delivery of Deepwater Atlas and Deepwater Titan in the year ended December 31, 2022 the Shipyard Loans contain covenants that, among other things, limit the ability of the subsidiary owners of the drilling rigs to incur certain types of additional indebtedness or make certain additional commitments or investments. Transocean has the right to prepay outstanding borrowings, in full or in part, without penalty. At December 31, 2025, the Shipyard Loan for Deepwater Atlas had outstanding borrowings of $159 million, which are secured by, among other security, a lien on the rig, and the Shipyard Loan for Deepwater Titan had outstanding borrowings of $50 million, which are unsecured.

Exchangeable bonds
Interest expense
Transocean recognized interest expense for Transocean’s exchangeable bonds as follows (in millions):
	Years ended December 31,
	2025	2024	2023
Contractual interest	$18	$21	$24
Amortization	20	20	19
(Gain) loss on adjustment to bifurcated compound exchange feature	(10)	(214)	127
Total	$28	$(173)	$170
On or after March 30, 2026, Transocean may redeem for cash all or a portion of the 4.625% Exchangeable Bonds at a price equivalent to the aggregate principal amount to be redeemed if the closing price of Transocean’s shares has been greater than 115 percent of the exchange price for a period of at least 20 trading days. If Transocean gives notice of its election to exercise the right to redeem, the indenture governing the 4.625% Exchangeable Bonds contains a compound exchange feature that, in addition to the exchange terms presented below, requires Transocean to pay a make-whole premium of future interest through March 30, 2028 to any holders that exercise their right to exchange during the redemption notice period. Such compound exchange feature must be bifurcated from the host debt instrument since it is not considered indexed to Transocean’s stock. Accordingly, Transocean recognizes changes to the liability for the estimated fair value of the bifurcated compound exchange feature with a corresponding adjustment to interest expense. At December 31, 2025 and 2024, the carrying amount of the bifurcated compound exchange feature, recorded as a component of the carrying amount of debt, was $126 million and $136 million, respectively.
Effective interest rate and fair value
At December 31, 2025, the 4.625% Exchangeable Bonds had an effective interest rate of 18.3% and an estimated fair value of $355 million. Transocean estimated the fair value of the exchangeable debt instrument, including the exchange feature, by employing a binomial lattice model using significant other observable inputs, representative of Level 2 fair value measurements, including the terms and credit spreads of Transocean’s debt and the expected volatility of the market price for Transocean’s shares.
Exchange terms
At December 31, 2025, the 4.625% Exchangeable Bonds had the following exchange terms: (a) an exchange rate of 290.6618 Transocean Ltd. shares per $1,000 note, (b) an implied exchange price of $3.44 per Transocean Ltd. share and (c) an aggregate of 75.3 million shares issuable upon exchange of Transocean’s exchangeable bonds. The exchange rate is subject to adjustment upon the occurrence of certain events. The 4.625% Exchangeable Bonds may be exchanged by holders at any time prior to the close of business on the second business day immediately preceding the maturity date or redemption date and, at Transocean’s election, such exchange may be settled by delivering cash, Transocean Ltd. shares or a combination of cash and shares.
Exchanges
In the year ended December 31, 2025, Transocean entered into separate, individually negotiated agreements (as amended, the “Exchange Agreements”) with certain holders of the 4.00% senior guaranteed exchangeable bonds due December 2025 (the “4.00% Exchangeable Bonds”). In the year ended December 31, 2025, the holders exchanged $196 million aggregate principal amount of 4.00% Exchangeable Bonds under the terms of the Exchange Agreements and received an aggregate 73.3 million Transocean Ltd. shares, which included an aggregate 35.9 million shares incremental to the number of shares issuable pursuant to the governing indenture based upon the principal amount exchanged. In the year ended December 31, 2025, Transocean recognized a loss of $99 million, recorded in other, net, associated with these exchanges.
In the year ended December 31, 2023, holders of the outstanding $238 million aggregate principal amount of 2.50% senior guaranteed exchangeable bonds due January 2027 (the “2.50% Exchangeable Bonds”)

exchanged such bonds under the terms of the governing indenture at the applicable exchange rate of 162.1626 Transocean Ltd. shares per $1,000 note. In April 2023, as part of the transactions, Transocean delivered 34.6 million Transocean Ltd. shares, together with $3 million cash consideration, for $213 million aggregate principal amount of exchanged bonds in a related party transaction with Perestroika AS. In the year ended December 31, 2023, Transocean recognized a loss of $3 million, recorded in other, net, associated with these exchanges. The director’s beneficial ownership of Transocean’s shares resulting from the related party transaction did not change. In July 2023, Transocean delivered 4.0 million Transocean Ltd. shares to holders of the remaining $25 million aggregate principal amount of 2.50% Exchangeable Bonds.
Additionally, in October 2023, holders of $60 million and $41 million aggregate principal amount of 4.00% Exchangeable Bonds and 4.625% Exchangeable Bonds, respectively, exchanged such bonds under the terms of the governing indenture at the applicable exchange rate of 190.4762 and 290.6618 Transocean Ltd. shares, respectively, per $1,000 note. As part of the transactions, Transocean delivered an aggregate 26.5 million Transocean Ltd. shares, including an aggregate 3.1 million shares incremental to the number of shares issuable pursuant to the governing indenture. In the year ended December 31, 2023, Transocean recognized a loss of $24 million, recorded in other, net, associated with these transactions.
Debt issuance
Senior notes
In October 2025, Transocean issued $500 million aggregate principal amount of 7.875% senior guaranteed notes due October 2032 (the “7.875% Senior Guaranteed Notes”) and received $492 million aggregate cash proceeds, net of issue costs. The 7.875% Senior Guaranteed Notes are fully and unconditionally guaranteed on a senior unsecured basis by Transocean Ltd. and certain of Transocean’s wholly owned subsidiaries. Prior to October 15, 2028, Transocean may redeem up to 40 percent of the aggregate principal amount of the 7.875% Senior Guaranteed Notes at a price equal to 107.875 percent, or Transocean may redeem all or a portion at a price equal to 100 percent of the aggregate principal amount plus a make-whole premium. On or after October 15, 2028, Transocean may redeem the notes at specified redemption prices.
In April 2024, Transocean issued $900 million aggregate principal amount of 8.25% senior notes due May 2029 (the “8.25% Senior Notes”) and $900 million aggregate principal amount of 8.50% senior notes due May 2031 (the “8.50% Senior Notes”), and Transocean received $1.77 billion aggregate cash proceeds, net of issue costs. The 8.25% Senior Notes and the 8.50% Senior Notes are fully and unconditionally guaranteed on a senior unsecured basis by Transocean Ltd. and certain of Transocean’s wholly owned subsidiaries. On or prior to May 15, 2026 and 2027, respectively, Transocean may redeem all or a portion of the 8.25% Senior Notes and the 8.50% Senior Notes, respectively, at a price equal to 100 percent of the aggregate principal amount plus a make-whole premium, and subsequently, at specified redemption prices.
In June 2024, as partial consideration to acquire the outstanding 67.0 percent ownership interest in Orion Holdings (Cayman) Limited, Transocean issued $130 million aggregate principal amount of 8.00% Senior Notes, with an equivalent aggregate fair value, as additional debt securities under the indenture governing such notes.
Senior secured notes
In January 2023, Transocean issued $525 million aggregate principal amount of 8.375% Senior Secured Notes, and Transocean received $516 million aggregate cash proceeds, net of issue costs. The 8.375% Senior Secured Notes are secured by the assets and earnings associated with Deepwater Titan and the equity of the wholly owned subsidiary that owns or operates the collateral rig. Transocean may redeem all or a portion of the 8.375% Senior Secured Notes at specified redemption prices.
In January 2023, Transocean issued $1.175 billion aggregate principal amount of 8.75% Senior Secured Notes, and Transocean received $1.148 billion aggregate cash proceeds, net of issue costs. The 8.75% Senior Secured Notes are secured by a lien on Deepwater Pontus, Deepwater Proteus, Deepwater Thalassa, Transocean Enabler and Transocean Encourage, together with certain related assets. Transocean may redeem all or a portion of the 8.75% Senior Secured Notes at specified redemption prices.

In October 2023, Transocean issued $325 million aggregate principal amount of 8.00% Senior Secured Notes, and Transocean received $319 million aggregate cash proceeds, net of issue costs. The 8.00% Senior Secured Notes are secured by the assets and certain earnings associated with Deepwater Aquila as well as the equity of certain of the wholly owned subsidiaries that own or operate the collateral rig. Transocean may redeem all or a portion of the 8.00% Senior Secured Notes at specified redemption prices.
Debt repayment, redemption, repurchases, tenders and retirement
Scheduled maturities and installments
On the scheduled maturity date of December 15, 2025, Transocean made a cash payment of $37 million to repay an equivalent aggregate principal amount of the outstanding 4.00% Exchangeable Bonds. On the scheduled maturity date of January 30, 2023, Transocean made a cash payment of $49 million to repay an equivalent aggregate principal amount of the outstanding 0.50% exchangeable senior bonds due January 2023.
In the years ended December 31, 2025, 2024 and 2023, Transocean made an aggregate cash payment of $480 million, $355 million and $262 million, respectively, to repay other indebtedness in scheduled installments.
Early retirement
During the three years ended December 31, 2025, Transocean retired certain notes for which the aggregate principal amounts, cash payments and recognized gain or loss were as follows (in millions):
	2025			2024			2023
	Redeem or repurchase	Tender	Total	Redeem	Tender	Total	Redeem
5.375% Senior Secured Notes due May 2023	$—	$—	$—	$—	$—	$—	$243
5.875% Senior Secured Notes due January 2024	—	—	—	—	—	—	311
7.75% Senior Secured Notes due October 2024	—	—	—	—	—	—	240
6.25% Senior Secured Notes due December 2024	—	—	—	—	—	—	250
6.125% Senior Secured Notes due August 2025	—	—	—	—	—	—	336
7.25% Senior Notes due November 2025	—	—	—	105	249	354	—
7.50% Senior Notes due January 2026	—	—	—	569	—	569	—
11.50% Senior Guaranteed Notes due January 2027	—	—	—	91	596	687	—
8.00% Senior Notes due February 2027	655	—	655	87	—	87	—
6.875% Senior Secured Notes due February 2027	248	—	248	—	—	—	—
7.00% Notes due June 2028	36	16	52	—	—	—	—
7.35% Senior Notes due December 2041	1	89	90	—	—	—	—
Aggregate principal amount of debt retired	$940	$105	$1,045	$852	$845	$1,697	$1,380
Aggregate cash payment	$939	$100	$1,039	$862	$886	$1,748	$1,402
Aggregate net gain (loss)	$(1)	$4	$3	$17	$144	$161	$(32)
Additionally, in the year ended December 31, 2023, Transocean recognized a net gain of $1 million associated with the retirement of $41 million aggregate principal amount of 4.625% Exchangeable Bonds exchanged by holders in October 2023.
No Valaris Dissenting Shareholders’ Rights
Valaris Shareholders are not entitled to dissenters’ rights in connection with the Business Combination. Valaris Shareholders who wish to do so, may (i) vote against any of the Valaris Meeting Proposals and/or (ii) appear in person or be represented at the Sanction Hearing and present evidence or arguments in support of or opposition to the Scheme of Arrangement.

THE BUSINESS COMBINATION AGREEMENT
The following is a summary of the principal terms of the Business Combination Agreement. This summary does not purport to be complete and may not contain all of the information about the Business Combination Agreement that is important to Valaris Shareholders or the Transocean Shareholders. The rights and obligations of the parties are governed by the express terms and conditions of the Business Combination Agreement and not by this summary or any other information contained in this Joint Proxy Statement. This summary is qualified in its entirety by, in the case of the Business Combination Agreement, the complete text of the Business Combination Agreement, a copy of which is attached to this Joint Proxy Statement as Appendix A and is available on EDGAR at www.sec.gov, and in the case of the Scheme of Arrangement, the complete text of the Scheme of Arrangement, a copy of which is attached at Appendix B to this Joint Proxy Statement.
On February 9, 2026, Valaris and Transocean entered into the Business Combination Agreement, pursuant to which Valaris and Transocean agreed that, subject to the terms and conditions set forth in the Business Combination Agreement, Transocean will acquire one hundred percent (100%) of the Valaris Shares pursuant to a Scheme of Arrangement under the Companies Act. Upon completion of the Business Combination, Valaris Shareholders will receive, for each Valaris Share held immediately prior to the Effective Time, 15.235 Transocean Shares (subject to customary adjustments, if any, prior to the Effective Time).
The terms of the Business Combination Agreement were the result of arm’s-length negotiation between Valaris and Transocean and their respective advisors.
Effective Time of the Business Combination Agreement
Unless the Business Combination Agreement has been terminated in accordance with its terms, the Effective Time will take place no later than two business days after the satisfaction (or waiver in writing) of the last to be satisfied or waived of each of the conditions set forth in the Business Combination Agreement (other than those conditions that, by their terms, are to be satisfied at the Effective Time, but subject to the satisfaction or waiver of those conditions). At such time, Valaris will file the Sanction Order with the Registrar of Companies, and the Business Combination will be consummated by the remote exchange of electronic copies of documents.
Representations and Warranties
Except for its status as the contractual document that establishes and governs the legal relations among Valaris and Transocean with respect to the Business Combination, Valaris and Transocean do not intend for the Business Combination Agreement to be a source of factual, business or operational information about Valaris or Transocean. The Business Combination Agreement contains representations and warranties made by Valaris to Transocean, and by Transocean to Valaris, which are summarized below. These representations and warranties have been made by each party solely for the benefit of the other party and:
•
were not intended as statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•
have been qualified by certain confidential disclosures that were made to the other party in connection with the negotiation of the Business Combination Agreement, which disclosures are not reflected in the Business Combination Agreement; and

•
may apply standards of materiality (including Material Adverse Effect) that may be different from that considered material to Valaris Shareholders or Transocean Shareholders, or that may have been used for the purpose of allocating risk between the parties rather than for the purpose of establishing facts.

Moreover, information concerning the subject matter of the representations and warranties in the Business Combination Agreement were made as of specific dates specified therein and may have changed since the date of the Business Combination Agreement. For the foregoing reasons, you should not rely on the representations and warranties contained in the Business Combination Agreement as statements of factual information at the time they were made or otherwise.
Valaris made customary representations and warranties to Transocean in the Business Combination Agreement regarding aspects of Valaris’ business and other matters pertinent to the Business Combination.

The topics covered by its representations and warranties include the following with respect to Valaris and its subsidiaries (defined in the Business Combination Agreement as the significant subsidiaries of Valaris):
•
due organization, good standing and qualification to do business of Valaris and each of its subsidiaries;

•
corporate power and authority of Valaris to enter into the Business Combination Agreement and perform its obligations thereunder;

•
approval by the Valaris Board to enter into the Business Combination Agreement and the recommendation that the Valaris Shareholders adopt and vote in favor of the Valaris Transaction Resolution;

•
the opinion from Goldman Sachs;

•
capital structure and equity securities;

•
Valaris Incentives;

•
certain matters with respect to joint venture partners;

•
ownership and certain matters related to its subsidiaries;

•
the execution and delivery of the Business Combination Agreement by Valaris, the performance by it of its obligations thereunder and the consummation of the Business Combination not resulting in a violation, conflict or default under its or its subsidiaries’ organizational documents;

•
the governmental and regulatory approvals required to complete the Business Combination;

•
litigation matters;

•
tax matters;

•
Valaris’ SEC filings and the financial statements contained in those filings;

•
the absence of any order suspending the sale of or preventing the trading of Valaris Shares;

•
certain material contracts;

•
the absence of undisclosed liabilities;

•
the absence of certain changes or events and the absence of a Material Adverse Effect since December 31, 2025;

•
environmental matters;

•
real property matters;

•
possession and compliance with licenses;

•
employee benefit matters;

•
labor matters;

•
matters related to its fleet assets;

•
compliance with laws;

•
intellectual property and information technology matters;

•
foreign corrupt practices and trade legislation matters; and

•
the absence of broker’s and finder’s fees in connection with the Business Combination.

Transocean made customary representations and warranties to Valaris in the Business Combination Agreement regarding aspects of Transocean’s business and other matters pertinent to the Business Combination. The topics covered by its representations and warranties include the following with respect to Transocean and its subsidiaries (defined in the Business Combination Agreement as the significant subsidiaries of Transocean):
•
due organization, good standing and qualification to do business of Transocean and each of its subsidiaries;

•
corporate power and authority of Transocean to enter into the Business Combination Agreement and perform its obligations thereunder;

•
approval by the Transocean Board to enter into the Business Combination Agreement and the recommendation that the Transocean Shareholders resolve on the approval of the Share Issuance Resolutions;

•
the opinion from Evercore;

•
capital structure and equity securities;

•
Transocean equity awards;

•
certain matters with respect to joint venture partners;

•
ownership and certain matters related to its subsidiaries;

•
the execution and delivery of the Business Combination Agreement by Transocean, the performance by it of its obligations thereunder and the consummation of the Business Combination not resulting in a violation, conflict or default under its or its subsidiaries’ organizational documents;

•
the governmental and regulatory approvals required to complete the Business Combination;

•
the reservation and allotment of Transocean Shares;

•
litigation matters;

•
tax matters;

•
Transocean’s SEC filings and the financial statements contained in those filings;

•
the absence of any order suspending the sale of or preventing the trading of Transocean Shares;

•
certain material contracts;

•
the absence of undisclosed liabilities;

•
the absence of certain changes or events and the absence of a Material Adverse Effect since December 31, 2025;

•
environmental matters;

•
real property matters;

•
possession and compliance with licenses;

•
employee benefit matters;

•
labor matters;

•
matters related to its fleet assets;

•
compliance with laws;

•
intellectual property and information technology matters;

•
foreign corrupt practices and trade legislation matters; and

•
the absence of broker’s and finder’s fees in connection with the Business Combination.

Material Adverse Effect
Certain of the representations and warranties of Valaris and Transocean are qualified by the concept of a “material adverse effect.” Under the terms of the Business Combination Agreement, a “Material Adverse Effect” on either party any fact or state of facts, circumstance, change, effect, occurrence or event (each, an “Effect”) that has had or would reasonably be expected to have, individually or in the aggregate, a materially adverse effect on the business, results of operations or financial condition of the party and its subsidiaries, taken as a whole, except to the extent of any Effect resulting from or arising in connection with:
i.
any Effect generally affecting the industries, markets, businesses or segments thereof in which such party and its respective subsidiaries operate;

ii.
any Effect relating to global, international, national or regional political conditions (including strikes, government shutdowns, lockouts, riots, blockades or facility takeover for emergency purposes, trade protectionist barriers, trade policies or similar actions) or in general economic, business, banking, regulatory, currency exchange, interest rate, rates of inflation or market conditions or in national or global financial, securities, credit or capital markets;

iii.
any change, development or condition resulting from any act of terrorism (including cyber-terrorism), sabotage, cyber attacks, social protest or unrest, military conflict or any outbreak of hostilities or declared or undeclared war, or any escalation or worsening of any of the foregoing or any response of governmental authorities to any of the foregoing;

iv.
any adoption, proposal, implementation or change in law or in any interpretation, application or non- application of any laws by any governmental authority (including, for greater certainty, any change to applicable taxing legislation or to tax rates);

v.
any change in applicable generally accepted accounting principles, including U.S. GAAP, or changes in regulatory accounting requirements applicable to the industries in which the party operates;

vi.
any climatic, earthquake or other natural event or condition (including weather conditions and any natural disaster) or act of God, man-made disaster or other comparable event or any escalation or worsening of any of the foregoing or any response of governmental authorities to any of the foregoing;

vii.
any epidemic, pandemic, disease outbreak, other health crisis or public health event or any escalation or worsening of any of the foregoing or any response of governmental authorities to any of the foregoing;

viii.
any change in the market price for crude oil, natural gas or related hydrocarbons on a current or forward basis;

ix.
any actions taken (or omitted to be taken) at the written request of the other party;

x.
any action taken by the party or any of its subsidiaries that is required pursuant to the Business Combination Agreement (excluding any obligation to act in the ordinary course of business, but, for greater certainty, including any steps taken pursuant to the Business Combination Agreement) or the failure to take any action prohibited by the Business Combination Agreement;

xi.
the execution, announcement, pendency or performance of the Business Combination Agreement or the consummation of the Business Combination or the identity of the other party or any of its affiliates;

xii.
the failure of the party to meet any internal, published, public or analyst projections, forecasts, guidance or estimates, including, of revenues, earnings or cash flows (it being understood that, unless subject to another exclusion set forth in the other clauses of this subsection, the causes underlying such failure may be taken into account in determining whether a Material Adverse Effect has occurred);

xiii.
any decline in the market price, credit rating or trading volume of any securities of the party or the party’s corporate credit rating (it being understood that, unless subject to another exclusion set forth in the other clauses of this subsection, the causes underlying such change in market price, credit rating or trading volume may be taken into account in determining whether a Material Adverse Effect has occurred);

xiv.
any litigation commenced by any shareholder of a party arising out of or relating to the Business Combination Agreement or the Business Combination; or

xv.
any change to any existing, or the imposition of any import or export restriction, prohibition, tariff, duty, charge or tax imposed by any governmental authority.

However, notwithstanding the foregoing, (a) the Effects set forth in the foregoing clauses (i) through (viii) will be taken into account in determining whether a Material Adverse Effect has occurred to the extent it has a materially disproportionate effect on the business, results of operations or financial condition of the party and its subsidiaries, taken as a whole, relative to other comparable companies and entities operating in the industries and markets in which the party operates (in which case the incremental disproportionate effect may be taken into account in determining whether there has been, or is reasonably expected to be, a Material Adverse Effect); and (b) references in certain sections of the Business Combination Agreement to dollar amounts are not intended to be, and will not be deemed to be, illustrative or interpretive for purposes of determining whether a Material Adverse Effect has occurred.
Covenants
Transocean Interim Covenants Regarding Conduct of Business
Under the Business Combination Agreement, Transocean agreed as to itself and its subsidiaries (collectively, the “Transocean Group”) that, from the date of the Business Combination Agreement until the earlier of the Effective Time or the termination of the Business Combination Agreement, except as (i) otherwise expressly permitted or specifically contemplated by the Business Combination Agreement, (ii) otherwise required by applicable law, (iii) set forth in the Transocean disclosure schedules or (iv) with the prior written consent of Valaris (such consent not to be unreasonably withheld, conditioned or delayed), Transocean will, and will cause each other member of the Transocean Group to, use commercially reasonable efforts to (a) conduct their businesses in the ordinary course of business and consistent with past practice in all material respects and (b) maintain and preserve their business organizations and material business relationships and preserve its assets and properties in good repair and condition (normal wear and tear excepted), and in addition, Transocean will not, and will not permit any other member of the Transocean Group to:
•
(i) amend its organizational documents or amend in any material adverse respect the constitutional documents of any other member of the Transocean Group (except that Transocean may renew its existing capital band in accordance with prior practice at its annual general meetings); (ii) amend its existing accounting policies, practices, methods and principles or adopt new accounting principles, in each case, except as required by U.S. GAAP or by applicable law; (iii) declare, set aside or pay any dividend or other distribution or payment in cash, shares or property in respect of issued and outstanding shares or shares of capital stock owned by any person other than a member of the Transocean Group; (iv) except (x) Transocean Shares issuable pursuant to the terms of Transocean equity awards outstanding on the date of the Business Combination Agreement (or granted after the date thereof in compliance with the Business Combination Agreement), or (y) issue, grant, sell or pledge or agree to issue, grant, sell or pledge any securities of any member of the Transocean Group, or securities convertible into or exchangeable or exercisable for, or otherwise evidencing a right to acquire, securities of any member of the Transocean Group; (v) split, consolidate, redeem, purchase or otherwise acquire any of its outstanding shares or other securities (except for (x) any transactions by a wholly-owned subsidiary of Transocean which remains a wholly-owned subsidiary after consummation of such transaction or (y) treatment of Transocean equity awards outstanding on the date of the Business Combination Agreement (or granted after the date thereof in compliance with the Business Combination Agreement) pursuant to the applicable terms thereof); (vi) amend the terms of any of its equity securities; (vii) adopt a plan of liquidation or resolutions providing for the liquidation, dissolution, merger, amalgamation, consolidation or reorganization of Transocean or one of its subsidiaries (other than (x) transactions among members of the Transocean Group, (y) resolutions approving the Business Combination Agreement and the transactions contemplated thereby, including the Business Combination or (z) in compliance with the non-solicitation provisions set forth in the Business Combination Agreement); or (viii) enter into, modify or terminate any contract, agreement, commitment or arrangement with respect to any of the foregoing, except as permitted above;

•
(i) sell, pledge, dispose of or encumber (other than a permitted encumbrance) any assets of the Transocean Group with a value individually or in the aggregate exceeding $50,000,000, other than (x) for transactions among the Transocean Group, (y) pursuant to existing contracts in effect prior to the execution of the Business Combination Agreement or (z) sales or dispositions of properties or assets made in the ordinary course of business consistent with past practice; (ii) acquire (by merger, amalgamation, consolidation or acquisition of shares or assets) any corporation, partnership or other business organization or division thereof or make any investment either by purchase of shares or securities, contributions of capital (other than to or from one of its subsidiaries or joint venture partners) or purchase of any property or assets of any other person with a value individually or in the aggregate exceeding $50,000,000, other than in the ordinary course of business or pursuant to existing contracts in effect prior to the execution of the Business Combination Agreement; (iii) (A) incur any indebtedness for borrowed money or any other refinancing, liability or obligation, or (B) issue any debt securities or assume, guarantee, endorse or otherwise as an accommodation become responsible for, the obligations of any other individual or entity, or make any loans or advances, except in each case of this subclause (iii), (x) in the ordinary course of business consistent with past practice, (y) for refinancing existing debt (including accrued interest and fees) on commercially reasonable terms given market conditions at the applicable time, or (z) in relation to internal transactions solely involving members of the Transocean Group; (iv) pay, discharge or satisfy any claims, liabilities or obligations which are material to the business of Transocean, other than the payment, discharge or satisfaction, in the ordinary course of business consistent with past practice, of liabilities reflected or reserved against in Transocean’s most recently publicly available financial statements as of the date of the Business Combination Agreement as required by applicable laws or incurred in the ordinary course of business consistent with past practice, but which will not include the redemption, repurchase or calling of any outstanding debt securities issued as notes by Transocean; (v) waive, release, grant or transfer any rights of value or modify or change any existing license, lease, contract or other document which is material to the business of the Transocean Group in a manner which is adverse to the Transocean Group, other than in the ordinary course of business consistent with past practice; (vi) enter into, amend or terminate any hedging transaction, other than a hedging transaction entered into, amended or terminated in the ordinary course of business consistent with past practice; (vii) endorse or enter into, or materially change, amend or modify or waive any rights under any material contract, arrangement or undertaking with any person (other than its subsidiaries) in which such member of the Transocean Group holds a direct or indirect equity interest (other than in the ordinary course of business consistent with past practice or in connection with the expiration or renewal of any such material contract, arrangement or undertaking);
•
except in the ordinary course of business incur or commit to capital expenditures prior to the Effective Time exceeding the amounts set forth on the disclosure schedules;

•
except as required pursuant to any Transocean employee benefit plan, related benefits or arrangements or any collective bargaining or union agreement, grant to any executive officer or director an increase in or accelerate payment of compensation or benefits in any form, grant to any other employee any increase in or accelerate payment of compensation or benefits in any form, waive any service requirements in connection with any compensation or equity arrangements, make any loan to any officer or director, or take any action with respect to the grant of any change of control, severance, retention or termination pay to, or the entering into of any employment agreement, consulting or contractor agreement (or amendments thereof or ancillary agreements) with, any executive officer or director of any member of the Transocean Group, or with respect to any increase of benefits payable under its current change of control, severance or termination pay policies;

•
except as required pursuant to any Transocean employee benefit plan, related benefits or arrangements or any collective bargaining or union agreement, adopt or amend or make any contribution to any bonus, profit sharing, option, pension, retirement, deferred compensation, insurance, retention, incentive compensation, other compensation or other similar plan, agreement, trust, fund or arrangement for the benefit of employees, except as is necessary to comply with non-discretionary requirements of pre-existing plans (including making matching contributions under the employee savings plan);

•
(i) make, change or revoke any material election relating to taxes or file any amended tax returns that would be reasonably likely to result in a material increase in tax liability, except as required by applicable law; (ii) make a request for a tax ruling with any governmental authority with respect to any material taxes outside of the ordinary course of business; (iii) agree in writing to any waiver or extension of any statute of limitations with respect to the assessment or reassessment of material taxes outside of the ordinary course of business; (iv) settle or compromise any claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy relating to material taxes outside of the ordinary course of business; (v) enter into any tax sharing, tax allocation or tax indemnification agreement (other than any such agreement entered into in the ordinary course of business the primary purpose of which does not relate to taxes); or (vi) enter into any “closing agreement” within the meaning of Section 7121 of the Internal Revenue Code (or any similar provision of state, local or non-U.S. law) with respect to material taxes outside of the ordinary course of business;
•
enter into, amend, modify or terminate any collective bargaining agreement or other labor agreement covering employees of Transocean or any of its subsidiaries, except, in each case (i) any national, industry or sector-wide agreements outside of the U.S. or (ii) in the ordinary course of business on terms consistent with past practice that does not materially increase aggregate costs with respect to employees of Transocean or its subsidiaries subject to such agreement; or

•
agree, resolve or commit to do any of the foregoing.

Valaris Interim Covenants Regarding Conduct of Business
Under the Business Combination Agreement, Valaris agreed as to itself and its subsidiaries (collectively, the “Valaris Group”) that, from the date of the Business Combination Agreement and until the earlier of the Effective Time or the termination of the Business Combination Agreement, except as (i) otherwise expressly permitted or specifically contemplated by the Business Combination Agreement, (ii) otherwise required by applicable law, (iii) set forth in the Valaris disclosure schedules or (iv) with the prior written consent of Transocean (such consent not to be unreasonably withheld, conditioned or delayed), Valaris will, and will cause each other member of the Valaris Group to, use commercially reasonable efforts to (a) conduct their businesses in the ordinary course of business and consistent with past practice in all material respects and (b) maintain and preserve their business organizations and material business relationships and preserve its assets and properties in good repair and condition (normal wear and tear excepted), and in addition, Valaris will not, and will not permit any other member of the Valaris Group to:
•
(i) amend its organizational documents or amend in any material adverse respect the constitutional documents of any other member of the Valaris Group; (ii) amend its existing accounting policies, practices, methods and principles or adopt new accounting principles, in each case, except as required by U.S. GAAP or by applicable law; (iii) declare, set aside or pay any dividend or other distribution or payment in cash, shares or property in respect of issued and outstanding shares or shares of capital stock owned by any person other than a member of the Valaris Group; (iv) except (x) Valaris Shares issuable pursuant to the terms of Valaris Incentives outstanding on the date of the Business Combination Agreement (or granted after the date thereof in compliance with the Business Combination Agreement) or to the extent required by the terms of the applicable Valaris Warrant, or (y) issue, grant, sell or pledge or agree to issue, grant, sell or pledge any securities of any member of the Valaris Group, or securities convertible into or exchangeable or exercisable for, or otherwise evidencing a right to acquire, securities of any member of the Valaris Group; (v) split, consolidate, redeem, purchase or otherwise acquire any of its outstanding shares or other securities (except for (x) transactions by a wholly-owned subsidiary of Valaris which remains a wholly-owned subsidiary after consummation of such transaction, (y) repurchases pursuant to Valaris’ publicly disclosed share repurchase program in amounts not exceeding the amounts authorized by the Valaris Board as of the date of the Business Combination Agreement or (z) treatment of Valaris Incentives outstanding on the date of the Business Combination Agreement (or granted after the date thereof in compliance with the Business Combination Agreement) pursuant to the applicable terms thereof); (vi) amend the terms of any of its equity securities; (vii) adopt a plan of liquidation or resolutions providing for the liquidation, dissolution, merger, amalgamation, consolidation or reorganization of Valaris or one of its subsidiaries (other than (x) transactions among members of the Valaris Group, (y) resolutions approving the Business Combination Agreement and the transactions contemplated thereby, including the Business Combination or (z) in compliance with the non-solicitation provisions set forth in the Business Combination Agreement); or (viii) enter into, modify or terminate any contract, agreement, commitment or arrangement with respect to any of the foregoing, except as permitted above;

•
(i) sell, pledge, dispose of or encumber (other than a permitted encumbrance) any assets of the Valaris Group with a value individually or in the aggregate exceeding $50,000,000, other than (x) for transactions among the Valaris Group, (y) pursuant to existing contracts in effect prior to the execution of the Business Combination Agreement or (z) sales or dispositions of properties or assets made in the ordinary course of business consistent with past practice; (ii) acquire (by merger, amalgamation, consolidation or acquisition of shares or assets) any corporation, partnership or other business organization or division thereof or make any investment either by purchase of shares or securities, contributions of capital (other than to or from one of its subsidiaries or joint venture partners) or purchase of any property or assets of any other person with a value individually or in the aggregate exceeding $50,000,000, other than in the ordinary course of business or pursuant to existing contracts in effect prior to the execution of the Business Combination Agreement; (iii) (A) incur any indebtedness for borrowed money or any other refinancing, liability or obligation, or (B) issue any debt securities or assume, guarantee, endorse or otherwise as an accommodation become responsible for, the obligations of any other individual or entity, or make any loans or advances, except in each case of this subclause (iii), (x) in the ordinary course of business consistent with past practice, (y) for refinancing existing debt (including accrued interest and fees) on commercially reasonable terms given market conditions at the applicable time, or (z) in relation to internal transactions solely involving members of the Valaris Group (but which for greater certainty, “in the ordinary course of business consistent with past practice” will not include the redemption, repurchase or calling of any outstanding Valaris Notes (as defined in the Business Combination Agreement)); (iv) pay, discharge or satisfy any claims, liabilities or obligations which are material to the business of Valaris, other than the payment, discharge or satisfaction, in the ordinary course of business consistent with past practice, of liabilities reflected or reserved against in Valaris’ most recently publicly available financial statements as of the date of the Business Combination Agreement as required by applicable laws or incurred in the ordinary course of business consistent with past practice, but which will not include the redemption, repurchase or calling of any outstanding Valaris Notes; (v) waive, release, grant or transfer any rights of value or modify or change any existing license, lease, contract or other document which is material to the business of the Valaris Group in a manner which is adverse to the Valaris Group, other than in the ordinary course of business consistent with past practice; (vi) enter into, amend or terminate any hedging transaction, other than a hedging transaction entered into, amended or terminated in the ordinary course of business consistent with past practice; (vii) endorse or enter into, or materially change, amend or modify or waive any rights under any Valaris material contract, arrangement or undertaking with any person (other than its subsidiaries) in which such member of the Valaris Group holds a direct or indirect equity interest (other than in the ordinary course of business consistent with past practice or in connection with the expiration or renewal of any such Valaris material contract, arrangement or undertaking);
•
incur or commit to capital expenditures prior to the Effective Time exceeding the amounts set forth on the disclosure schedules, except as in the ordinary course of business;

•
except as required pursuant to any Valaris employee benefit plan, related benefits or arrangements or any collective bargaining or union agreement, grant to any executive officer or director an increase in or accelerate payment of compensation or benefits in any form, grant to any other employee or service provider any increase in or accelerate payment of compensation or benefits in any form, waive any service requirements in connection with any compensation or equity arrangements, make any loan to any officer or director, or take any action with respect to the grant of any change of control, severance, retention or termination pay to, or the entering into of any employment agreement, consulting or contractor agreement (or amendments thereof or ancillary agreements) with, any executive officer or director of any member of the Valaris Group, or with respect to any increase of benefits payable under its current change of control, severance or termination pay policies;

•
except as required pursuant to any Valaris employee benefit plan, related benefits or arrangements or any collective bargaining or union agreement, adopt, establish, amend or make any contribution to or fund any bonus, profit sharing, option, pension, retirement, deferred compensation, insurance, retention, incentive compensation, other compensation or other similar plan, agreement, trust, fund or arrangement for the benefit of employees, except as is necessary to comply with non-discretionary requirements of pre-existing plans (including making matching contributions under the employee savings plan);

•
except as required pursuant to the terms of (i) the Business Combination Agreement, (ii) any Valaris employee benefit plan, related benefits or arrangements or (iii) any collective bargaining or union agreement, amend or waive any of its rights under, or accelerate the vesting under, any provision of any of the Valaris Equity Plans or any provision of any contract evidencing any Valaris equity plans, or otherwise materially modify any of the terms of any outstanding Valaris equity award, or grant any equity award under the Valaris Equity Plan with “single trigger” vesting provisions in connection with the Business Combination or any similar transaction;

•
hire or promote any employee who is (or would be) an executive officer or terminate the employment of any executive officer, other than for cause;

•
enter into, amend, modify or terminate any collective bargaining agreement or other labor agreement covering employees of Valaris or any of its subsidiaries, except, in each case, (i) any national, industry or sector-wide agreements outside of the U.S. or (ii) in the ordinary course of business on terms consistent with past practice that does not materially increase aggregate costs with respect to employees of Valaris or any of its subsidiaries subject to such agreement;

•
(i) make, change or revoke any material election relating to taxes or file any amended tax returns that would be reasonably likely to result in a material increase in tax liability, except as required by applicable law; (ii) make a request for a tax ruling with any governmental authority with respect to any material taxes outside of the ordinary course of business; (iii) agree in writing to any waiver or extension of any statute of limitations with respect to the assessment or reassessment of material taxes outside of the ordinary course of business; (iv) settle or compromise any claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy relating to material taxes outside of the ordinary course of business; (v) enter into any tax sharing, tax allocation or tax indemnification agreement (other than any such agreement entered into in the ordinary course of business the primary purpose of which does not relate to taxes); or (vi) enter into any “closing agreement” within the meaning of Section 7121 of the Internal Revenue Code (or any similar provision of state, local or non-U.S. law) with respect to material taxes outside of the ordinary course of business; or

•
agree, resolve or commit to do any of the foregoing.

Efforts to Complete the Business Combination
Each party agreed to perform and cause each of its subsidiaries to perform all obligations required to be performed under the Business Combination Agreement, cooperate with the other party in connection therewith, and do all such other acts and things as may be necessary, proper or desirable in order to consummate and make effective, as soon as reasonably practicable, the transactions contemplated by the Business Combination Agreement, including to use its reasonable best efforts to:
•
assist the other party in obtaining the Interim Order and the Sanction Order and to carry out the intent or effect of the Business Combination Agreement and the Business Combination;

•
obtain and maintain all necessary waivers, consents, permits, exemptions, orders, agreements, amendments (including, if applicable, in respect of the Interim Order), confirmations and approvals required to be obtained from any person in connection with the Business Combination (including from counterparties to any Transocean material contracts (with respect to Transocean) and Valaris material contracts (with respect to Valaris));

•
effect all necessary registrations, filings and submissions of information required by governmental authority from such party and its subsidiaries relating to the Business Combination;

•
obtain all necessary exemptions, consents, orders, approvals and authorizations as are required by it under all applicable laws to permit it to carry out the transactions contemplated by the Business Combination Agreement or necessary to complete the Business Combination;

•
upon reasonable consultation with the other party, oppose, lift or rescind any injunction, restraining or other order, decree or ruling seeking to restrain, enjoin or otherwise prohibit or adversely affect the consummation of the Business Combination and to defend, or cause to be defended, all lawsuits or other legal, regulatory or other proceedings challenging or affecting the Business Combination or the Business Combination Agreement or the consummation of the transactions contemplated thereby; and
•
make all filings and applications under applicable laws that are required to be made by such party in connection with the Business Combination.

In addition, neither Valaris nor Transocean or their respective subsidiaries, as applicable, will take any action (including any consummating, announcing or agreeing to enter into any acquisition, investment, divestiture or other business combination), refrain from taking any action, or permit any action to be taken or action to not be taken, which is inconsistent with the Business Combination Agreement or which would reasonably be expected to prevent, materially impede or significantly delay the obtaining of Key Regulatory Approvals or the consummation of the Business Combination or the transactions contemplated thereby, or which would render, or may reasonably be expected to render, any representation or warranty made by such party in the Business Combination Agreement untrue in any material respect.
In furtherance of the foregoing, each party agreed to promptly notify the other party in writing of:
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any notice or other communication from any person alleging that the consent or waiver, permit, exemption, order, approval, agreement, amendment or confirmation of such person is or may be required in connection with the Business Combination Agreement or the Business Combination if the subject matter of such communication or the failure of such party to obtain such consent or waiver, permit, exemption, order, approval, agreement, amendment or confirmation of such person would reasonably be expected to (i) be material to Transocean or Valaris, (ii) prevent, materially delay or materially impair the ability of the parties to consummate the Business Combination or (iii) cause the failure of any condition to closing the Business Combination;

•
any material communication from any governmental authority in connection with the transactions and Key Regulatory Approvals contemplated by the Business Combination Agreement and the response thereto from such party, its subsidiaries or its representatives;

•
any material governmental authority or third-party complaints, investigations or hearings (or communications indicating that the same may be contemplated) in respect of Valaris or Transocean or their respective subsidiaries, as applicable, or the Business Combination, and any material change in relation thereto; and

•
all material matters relating to material claims, actions, enquiries, applications, suits, demands, arbitrations, charges, indictments, hearings or other civil, criminal, administrative or investigative proceedings, or other investigations or examinations pending or, to the knowledge of such party, threatened in writing, against Valaris or Transocean or their respective subsidiaries related to the Business Combination.

Swiss Tax Covenants
The parties agreed to use best efforts to procure, prior to the Effective Time and provided that the Business Combination is effectuated as a quasi merger that qualifies as a tax neutral transaction for applicable Swiss tax law, all necessary binding tax rulings from the Swiss Federal Tax Administration and/or any competent cantonal tax authority confirming that:
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no tax is levied in Switzerland on the issuance (other than those Transocean Shares required to be issued or delivered (i) for purposes of the Valaris Incentives, (ii) for purposes of the Valaris Warrants, (iii) to former holders of Valaris Incentives following the Effective Time or (iv) for purposes of the Transocean Long Term Incentive Plan) of any new Transocean Shares by Transocean to the Valaris Shareholders;

•
the fair market value of Valaris at the Effective Time will be fully recognized for Swiss tax purposes as qualifying foreign capital contribution reserves (Reserven aus Kapitaleinlagen aus dem Ausland) within the meaning of Article 5 para. 1 of the Swiss Federal Act on Withholding Tax (Bundesgesetz über die Verrechnungssteuer (“VStG”) of 13 October 1965, as amended from time to time) in the amount exceeding the nominal value of the new Transocean Shares; and

•
such reserves from capital contribution may be repaid, distributed or otherwise returned to the Transocean Shareholders without triggering Swiss withholding tax (within the meaning of Article 4 VStG).

Other Covenants and Agreements
Additionally, Transocean further agreed to:
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assist Valaris in the preparation of the Court documents related to the Interim Order and the Sanction Order;

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subject to applicable laws, not file any material with, or make any submissions to, the Court in connection with the Business Combination or serve any such material, and not agree to modify or amend materials so filed or served, except as contemplated by the Business Combination Agreement or with Valaris’ prior written consent, such consent not to be unreasonably withheld, conditioned or delayed, on the condition that Valaris will not be required to agree or consent to any decreased purchase price or other consideration or other modification or amendment to such filed or served materials that expands or increases Valaris’ obligations, or diminishes or limits Valaris’ rights, set forth in any such filed or served materials or under the Business Combination Agreement;

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in accordance with the requirements of NYSE, file with NYSE a Supplemental Listing Application covering the Transocean Shares to be issued pursuant to the Business Combination, as promptly as reasonably practicable after the date of the Business Combination Agreement and use its reasonable best efforts to cause such Transocean Shares to be issued pursuant to the Business Combination Agreement to be listed on the NYSE, subject to official notice of issuance, as promptly as practicable after the date of the Business Combination Agreement, and in any event prior to the Effective Time;

•
subject to the terms of the Business Combination Agreement, including the receipt of approval for the Share Issuance Resolutions by the Transocean Shareholders, undertake reasonable best efforts to cause to be taken all necessary corporate action to create the Transocean Shares to be issued in exchange for Valaris Shares pursuant to the Business Combination;

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other than in connection with obtaining the Key Regulatory Approvals and the CFIUS Approval, make all filings and applications under applicable laws that are required to be made on the part of Transocean or, following the Effective Time, Valaris, in connection with the transactions contemplated by the Business Combination Agreement and take all action that may be necessary to be in compliance, in all material respects, with such applicable laws, including registering the changes to the capital band of Transocean, the issuance of the Transocean Shares to which Valaris Shareholders are entitled pursuant to the Business Combination and the related amendments to Transocean’s organizational documents in connection therewith with the Commercial Register; and

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as promptly as reasonably practicable provide all information and documents necessary in connection with obtaining the tax ruling(s) under the Business Combination Agreement and in furtherance thereof will as promptly as reasonably practicable inform Valaris of any developments which may affect the ruling process.

Additionally, Valaris further agreed to:
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carry out the terms of the Interim Order and the Sanction Order;

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prior to the Effective Time, reasonably cooperate with Transocean in making the Supplemental Listing Application to list the Transocean Shares to be issued pursuant to the Business Combination on the NYSE;

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other than in connection with obtaining the Key Regulatory Approvals and the CFIUS Approval, make all filings and applications under applicable laws that are required to be made on the part of Valaris in connection with the transactions contemplated by the Business Combination Agreement and take all action that may be necessary to be in compliance, in all material respects, with such applicable laws;

•
as promptly as reasonably practicable provide all information and documents necessary in connection with obtaining the tax ruling(s) under the Business Combination Agreement and in furtherance thereof will as promptly as reasonably practicable inform Transocean of any developments which may affect the ruling process; and
•
cooperate with Transocean and take certain actions with respect to (i) the outstanding indebtedness of the Valaris Group, including with respect to the Valaris Notes, and (ii) any financing, including any replacement, refinancing or alternative financing, arranged in connection with the transactions contemplated by the Business Combination Agreement (and Transocean will indemnify and hold harmless Valaris, each of its subsidiaries and their respective representatives from and against all losses suffered or costs incurred by any of them in connection with any such financing).

Employee Matters
For a period beginning at the Effective Time and continuing for the period ending twelve (12) months after the Effective Time, or, if earlier, the date of termination of the relevant employee, Transocean will provide, or will cause to be provided, to each employee of Valaris or its subsidiaries as of immediately prior to the Effective Time who, in each case, remains employed with Transocean, Valaris or any of their subsidiaries following the Effective Time (each, a “Continuing Employee”) with base salary or hourly wage rate, short- and long-term incentive compensation opportunities, and other employee benefits (excluding deferred compensation, defined benefit pension plans, post-employment health and welfare programs, and severance payments) substantially comparable, in the aggregate, to such compensation and benefits provided to (i) the applicable Continuing Employee immediately prior to the Effective Time or (ii) similarly situated employees of Transocean; provided that the base salary or hourly wage rate must be no less favorable than the base salary or hourly wage rate provided to the applicable Continuing Employee immediately prior to the Effective Time. Transocean will provide, or will cause to be provided, to each Continuing Employee who experiences a termination of employment during the continuation period, severance benefits no less favorable than the severance benefits that would have been provided to the applicable Continuing Employee under the applicable Valaris employee benefit plan, related benefits or arrangements as in effect immediately prior to the Effective Time, after giving effect to such Continuing Employee’s collective and continuous years of service with Valaris or its subsidiaries and, following the Effective Time, Transocean or its subsidiaries. Notwithstanding the foregoing, neither Transocean nor any of its affiliates will be obligated to continue to employ any Continuing Employee for any specific period of time following the Effective Time. Further, notwithstanding anything in the Business Combination Agreement to the contrary, the terms and conditions of employment for any Continuing Employees covered by a collective bargaining agreement will be governed by the applicable collective bargaining agreement until the expiration, modification or termination of such collective bargaining agreement in accordance with its terms or applicable law.
For all purposes (including purposes of vesting, eligibility to participate and level of benefits) under the Transocean employee benefit plan, related benefits or arrangements, as applicable, providing benefits to any Continuing Employees after the Effective Time (the “New Plans”), each Continuing Employee will be credited with his or her years of service with Valaris and its subsidiaries, as applicable, and their respective predecessors before the Effective Time, to the same extent as such Continuing Employee was entitled, before the Effective Time, to credit for such service under any similar Valaris employee benefit plan, related benefits or arrangements in which such Continuing Employee participated or was eligible to participate immediately prior to the Effective Time; provided that the foregoing will not apply with respect to retiree medical or welfare plans, eligibility or benefit accrual under any defined benefit pension plan, or to the extent that its application would result in a duplication of benefits. In addition, and without limiting the generality of the foregoing, (i) Transocean will use commercially reasonable efforts to cause each Continuing Employee and his or her eligible dependents to be immediately eligible to participate, without any waiting time, in any and all New Plans to the extent coverage under such New Plan replaces coverage under a comparable Valaris employee benefit plan, related benefits or arrangements in which such Continuing Employee participated immediately before the Effective Time (such plans collectively, as applicable, the “Old Plans”), and (ii) for purposes of each New Plan providing medical, dental, pharmaceutical and/or vision benefits to any Continuing Employee, Transocean will use commercially reasonable efforts to cause (A) all pre-existing condition exclusions and actively-at-work requirements of such New Plan to be waived for such employee and his or her covered dependents, unless such conditions would not have been waived under the comparable Old Plan in which such employee participated immediately prior to the Effective Time, and (B) any eligible expenses incurred by such employee and his or her covered dependents during the portion of the plan year of the Old Plans ending on the date such employee’s participation in the corresponding New Plan begins to be taken into account under such New Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan.
Access and Information
From the date of the Business Combination Agreement and until the earlier of the Effective Time or the termination of the Business Combination Agreement, subject to compliance with applicable laws (including antitrust laws), customary exceptions and the terms of any existing contracts, each party will, and will cause each of its subsidiaries and its and their respective representatives to, provide the other party and its representatives reasonable access during normal business hours and upon reasonable prior notice, in such a manner so as not to unreasonably interfere with the normal operations of such party or its subsidiaries, at the other party’s sole cost and expense, to such party’s premises (including field offices and sites), books, contracts, tax returns, records, properties, assets, officers, employees, agents and management personnel as such other party may reasonably require in connection with the consummation of the Business Combination, and will promptly furnish to the other party all reasonable data and information as such other party may reasonably request to expeditiously and efficiently integrate the business and operations of Transocean and Valaris immediately upon but not prior to the Effective Time; provided that no investigations made by or on behalf of a party, will waive, diminish the scope of, or otherwise affect, or be deemed to modify, any representation or warranty made by the other party under the Business Combination Agreement and each party will not, and will cause its representatives not to, use any information obtained pursuant to this paragraph for any competitive or other purpose unrelated to the consummation of the transactions contemplated by the Business Combination Agreement. Transocean and Valaris will cooperate to minimize, to the extent reasonably practicable, any unnecessary disruption to the businesses of Valaris and Transocean and their respective subsidiaries that may result from such requests for access, data and information. Without limiting the foregoing and subject to compliance with applicable law and the terms of any existing contracts: (i) each party and its representatives, upon reasonable prior notice, during normal business hours and in a manner so as not to unreasonably interfere with the normal operations of the other party, has the right to conduct reasonable inspections of the properties of the other party (to the extent and only to the extent such party or its subsidiaries has the right to permit access to such properties); provided, however, that nothing in this sentence will authorize a party or its representatives to undertake any testing, including testing involving sampling of soil, sediment, groundwater, surface water, air or building materials, at any of the other party’s or its subsidiaries’ properties, without the prior written consent of the other party (which consent will not be unreasonably withheld, conditioned or delayed); (ii) each party will, upon the other party’s request, facilitate discussions between the other party and any third party from whom consent may be required as a result of the Business Combination Agreement and the Business Combination (provided that such party may participate in any such discussions if it so desires); (iii) each party will, if and when reasonably requested by the other party, provide the other party with the details (which will not include the identity of the proposed counterparty) of any proposed hedging transactions contemplated by such party; and (iv) to the extent mutually agreed after the date of the Business Combination Agreement, Valaris and Transocean will form a committee consisting of appropriate senior officers and other representatives of each party that will meet on a mutually agreed basis for the purpose of integration business planning, with mechanisms in place to ensure that all pre-closing activities of Valaris and Transocean continue to be conducted independently.
Insurance and Indemnification
The Business Combination Agreement provides that all rights to indemnification, expense reimbursement and exculpation now existing in favor of the present and former directors, officers, members, managers and employees of Valaris (“Indemnified Parties”) as provided in the articles, bye-laws or other organizational documents of Valaris or any written indemnity agreement between Valaris and any Indemnified Party, in each case, in effect as of the Effective Time will survive completion of the Business Combination, and, after the Effective Time, Transocean and any successor to Transocean will not take any action or fail to take any action that could adversely affect the rights thereunder of any Indemnified Party except to the extent permitted by applicable law. From and after the Effective Time, Transocean will honor and perform all such obligations to the Indemnified Parties under the articles, bye-laws or other organizational documents of Valaris, applicable corporate legislation and any written indemnity agreements (and each of them) between Valaris and any

Indemnified Party, in each case, in effect as of the Effective Time. Notwithstanding anything to the contrary in the Business Combination Agreement, Transocean will not settle or compromise or consent to the entry of any judgment or otherwise seek termination with respect to any claim, action, suit, proceeding, investigation or other matter in which an Indemnified Party sought or could have sought indemnification, unless such settlement, compromise, consent or termination includes a full and unconditional release of such Indemnified Party.
Transocean will maintain or cause to be maintained in effect for six (6) years from the Effective Time, policies of directors’ and officers’ liability, employment practices liability and fiduciary liability insurance for the benefit of Valaris and its insured persons on terms and conditions, including limits and retentions, no less favorable to the insureds thereunder than the coverage provided by Valaris’ directors’ and officers’ liability, employment practices liability and fiduciary liability policies that are in effect immediately prior to the Effective Time and providing coverage in respect of claims arising from acts, omissions, facts or events that occurred at or prior to the Effective Time and which will cover all claims made prior to the Effective Time or within six (6) years of the Effective Time. Prior to the Effective Time, Valaris may, in the alternative, purchase run-off directors’ and officers’ liability, employment practices liability and fiduciary liability insurance for the benefit of Valaris and its insured persons on terms and conditions, including limits and retentions, no less favorable to the insureds thereunder than the coverage provided by Valaris’ directors’ and officers’ liability, employment practices liability and fiduciary liability policies that are in effect immediately prior to the Effective Time and providing coverage in respect of claims arising from acts, omissions, facts or events that occurred at or prior to the Effective Time and having a coverage period of up to six (6) years from the Effective Time.
Covenants Regarding Non-Solicitation
Each party will, and will cause its respective subsidiaries and its and their respective officers and directors to, and will instruct its and its subsidiaries’ other representatives to:
•
immediately cease and cause to be terminated all existing solicitations, encouragements, discussions or negotiations (including through any of the representatives of such party), if any, with any third party (other than the other party) relating to an Acquisition Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal;

•
as and from the date of the Business Combination Agreement until termination of the Business Combination Agreement, immediately discontinue providing access to and disclosure of any of its confidential information and not allow or establish further access to any of its confidential information, or any data room, virtual or otherwise, to any person (other than the other party or its representatives) who has entered into a confidentiality agreement with the party relating to an Acquisition Proposal;

•
pursuant to and in accordance with each applicable confidentiality agreement relating to an Acquisition Proposal, promptly request the return or destruction of all information provided to any third party that has entered into a confidentiality agreement with such party and the return or destruction of all confidential information theretofore furnished to any third party by or on behalf of it or any of its subsidiaries; and

•
not release, waive, terminate or otherwise forbear in the enforcement of, amend or modify, or enter into or participate in any discussions, negotiations or agreements to release, waive or otherwise forbear or amend or modify, any rights or other benefits under any confidentiality agreements to which such party or any of its subsidiaries is a party, including any “standstill provisions” thereunder.

Each party will also enforce all standstill, non-disclosure, non-disturbance, non-solicitation and similar covenants or agreements that it has entered into with third parties prior to the date of the Business Combination Agreement.
Except as otherwise provided in the non-solicitation provisions set forth in the Business Combination Agreement, from the date of the Business Combination Agreement and until the earlier of the Effective Time or the termination of the Business Combination Agreement, neither party will, directly or indirectly, do, nor authorize or permit any of its subsidiaries or its and their respective officers and directors to do, and each party will instruct its and its subsidiaries’ other representatives, as applicable, not to do, any of the following:

•
solicit, assist, initiate or knowingly facilitate or knowingly encourage or take any action to solicit, assist, initiate or knowingly facilitate or knowingly encourage any Acquisition Proposal, or engage in any communication regarding the making of any Acquisition Proposal, including by way of furnishing information or access to properties, facilities or books and records, or take or propose to take any of the foregoing actions or publicly propose or agree to any of the foregoing;

•
enter into, continue or otherwise engage or participate in any negotiations or any discussions regarding any Acquisition Proposal (it being understood that a party may inform any person of the provisions contained in the non-solicitation provisions set forth in the Business Combination Agreement), or furnish or provide access to any information with respect to such party’s securities, business, properties, operations or conditions (financial or otherwise) in connection with or in furtherance of an Acquisition Proposal, or otherwise cooperate in any way with, or assist or participate in, knowingly facilitate or knowingly encourage, any effort or attempt of any other person to do or seek to do any of the foregoing, or take or propose to take any of the foregoing actions or publicly propose or agree to any of the foregoing; or

•
accept, approve, endorse or enter into any letter of intent, agreement in principle, memorandum of understanding, business combination agreement or other similar agreement providing for an Acquisition Proposal (other than an acceptable confidentiality agreement).

Notwithstanding anything to the contrary in the non-solicitation provisions set forth in the Business Combination Agreement, each party and its representatives may at any time prior to obtaining the approval of the Valaris Shareholders of the Valaris Transaction Resolution (in the case of Valaris) or at any time prior to obtaining the approval of the Transocean Shareholders of the Share Issuance Resolutions (in the case of Transocean), enter into, or participate in, any discussions or negotiations with an arm’s length third party who (without any solicitation, initiation or encouragement, directly or indirectly, after the date of the Business Combination Agreement, by such party or any of its representatives in breach in any material respect of the non-solicitation provisions set forth in the Business Combination Agreement) seeks to initiate such discussions or negotiations and, subject to execution of an acceptable confidentiality agreement, may furnish to such third-party information concerning such party and its business, affairs, properties and assets (provided that, subject to applicable law, such party will (i) promptly (and in any event within twenty-four (24) hours) make available to the other party any non-public information concerning such party or its subsidiaries that is provided to such third-party given such access that was not previously made available to the other party and (ii) keep the other party reasonably informed regarding the process and status of negotiations concerning any Acquisition Proposal and the material details (including material terms thereof) of any such Acquisition Proposal), in each case if and only to the extent that (A) the third party has first made a written Acquisition Proposal, which did not result from a breach of the non-solicitation provisions set forth in the Business Combination Agreement, and in respect of which the Valaris Board or the Transocean Board, as applicable, determines in good faith (after consultation with its outside legal counsel and financial advisors), constitutes, or could reasonably be expected to constitute or lead to, a Superior Proposal; and (B) the Receiving Party has been, and would be after entering into or participating in any such discussions or negotiations, in compliance with all of its obligations under the non-solicitation provisions set forth in the Business Combination Agreement.
Except as expressly permitted under the non-solicitation provisions set forth in the Business Combination Agreement, neither party nor its board of directors (or any committee thereof) will (i) change, withhold, withdraw or adversely qualify (or modify or amend in a manner adverse to the other party) or propose publicly to change, withhold, withdraw or adversely qualify (or modify or amend in a manner adverse to the other party), in the case of Valaris, the Valaris Board’s recommendation that Valaris Shareholders adopt and vote in favor of the Valaris Transaction Resolution (the “Valaris Board Recommendation”) or in the case of Transocean, the Transocean Board’s recommendation that the Transocean Shareholders resolve on the approval of the Transocean Resolutions (the “Transocean Board Recommendation”), as applicable; (ii) fail to include the Valaris Board Recommendation or the Transocean Board Recommendation in this Joint Proxy Statement, as applicable; (iii) endorse or recommend, or declare the advisability of, or propose publicly to endorse or declare the advisability of, any Acquisition Proposal; or (iv) fail to publicly recommend, in a Solicitation/Recommendation Statement on Schedule 14D-9 under the Exchange Act, against any Acquisition Proposal that is a tender offer or exchange offer subject to Regulation 14D promulgated under the Exchange

Act, and reaffirm the Transocean Board Recommendation or the Valaris Board Recommendation, as applicable, within ten (10) business days of the commencement (within the meaning of Rule 14d-2 under the Exchange Act) of such tender offer or exchange offer (any of the foregoing actions, an “Adverse Recommendation Change”); provided, however, that nothing in the Business Combination Agreement will restrict either party or its board of directors (or any committee thereof) from (A) taking or disclosing to its shareholders any position contemplated by Rules 14d-9 or 14e-2(a) under the Exchange Act or (B) otherwise making disclosures to comply with applicable law (it being agreed that (y) a “stop, look and listen” communication by the Valaris Board (or any committee of the Valaris Board) or the Transocean Board (or any committee of the Transocean Board), as applicable, of the type contemplated by Rule 14d-9(f) under the Exchange Act in which Valaris and/or the Valaris Board (or any committee of the Valaris Board) or Transocean and/or the Transocean Board (or any committee of the Transocean Board), in each case, as applicable, that indicates that the Valaris Board Recommendation or the Transocean Board Recommendation, as applicable, has not changed, and (z) a factually accurate public statement by such party that describes such party’s receipt of an Acquisition Proposal and the operation of the Business Combination Agreement with respect thereto will not be deemed to be an Adverse Recommendation Change).
Notwithstanding anything in the Business Combination Agreement to the contrary but subject to the non-solicitation provisions described above, at any time prior to obtaining the approval of the Valaris Shareholders of the Valaris Transaction Resolution (in the case of Valaris) or at any time prior to obtaining the approval of the Transocean Shareholders of the Transocean Resolutions (in the case of Transocean), a party may make an Adverse Recommendation Change if such party has received an Acquisition Proposal (that did not arise in connection with or result from any breach of the non-solicitation provisions contained in the Business Combination Agreement) but only if prior to such action, the board of directors of such party will have determined in good faith (after consultation with its outside legal counsel and financial advisors) that (i) such Acquisition Proposal constitutes a Superior Proposal and (ii) the failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable law.
Neither party has the right to terminate the Business Combination Agreement to accept a Superior Proposal.
Notification of Acquisition Proposals
The Business Combination Agreement provides that, if after the date of the Business Combination Agreement, a party or any of its subsidiaries (the “Receiving Party”) receives an Acquisition Proposal or any request for non-public information or access to its properties, facilities, books or records relating to an Acquisition Proposal, the Receiving Party will promptly (and in any event within twenty-four (24) hours of receipt by the Receiving Party) notify in writing the other party (“Responding Party”) of any Acquisition Proposal (or any material amendment thereto) or any material amendments to the foregoing received by the Receiving Party. Such notice must include a copy of any written Acquisition Proposal (and any material amendment thereto) or any such request for non-public information or access relating to an Acquisition Proposal, including a description of the material terms and conditions of, and the identity of the person making such Acquisition Proposal. The Receiving Party must keep the Responding Party informed on a reasonably current basis of the status, including any change to material terms, of any Acquisition Proposal, request or any amendment thereto, must respond promptly to all reasonable inquiries by the Responding Party with respect thereto, and must provide to the Responding Party copies of all material correspondence and other written material sent to or provided to the Receiving Party by any person in connection with such Acquisition Proposal or request for non-public information or access relating to an Acquisition Proposal.
Matching Period
Prior to effecting an Adverse Recommendation Change with respect to a Superior Proposal, (i) the Receiving Party seeking to take such action must notify (which notice will not constitute an Adverse Recommendation Change) the Responding Party in writing that the Receiving Party’s board of directors (or any committee thereof) intends to effect an Adverse Recommendation Change (such notice, a “Notice of Superior Proposal”), (ii) the Receiving Party must provide the Responding Party a summary of the material terms and conditions of such Superior Proposal (including the consideration offered therein and the identity of the person or “group” making the Superior Proposal) and an unredacted copy of the acquisition agreement providing for a Superior Proposal (which the Responding Party must keep confidential in accordance with the terms of the confidentiality agreement between Transocean and Valaris), (iii) if requested to do so by the Responding Party in good faith, for a period of five (5) business days following delivery of such Notice of Superior Proposal (such period, the “Matching Period”), the Receiving Party must discuss and negotiate in good faith, and must make its representatives available to discuss and negotiate, with the Responding Party and its representatives, any proposed modifications to the terms and conditions of the Business Combination Agreement in such a manner that such Acquisition Proposal would no longer constitute a Superior Proposal and (iv) no earlier than 11:59 p.m. on the last day of the Matching Period, the Receiving Party’s board of directors (or any committee thereof) will determine in good faith, after considering the terms of any proposed amendment or modification to the Business Combination Agreement proposed by the Responding Party during such Matching Period (or at the completion of any extension thereof) and in consultation with its outside legal counsel and financial advisors, that (A) such Acquisition Proposal still constitutes a Superior Proposal and (B) the failure to make an Adverse Recommendation Change would be inconsistent with the directors’ fiduciary duties under applicable law (it being understood and agreed that any changes to the financial or other material terms of a proposal that was previously the subject of a Notice of Superior Proposal will require a new Notice of Superior Proposal to the Receiving Party as provided above, but, references to “five (5) business days” will be deemed references to a “three (3) business days”; provided that such new notice will in no event shorten the original five (5) business day period).
Regulatory Efforts
HSR Act and Ex-U.S. Antitrust Matters
Each party will, and will cause its respective affiliates to, use reasonable best efforts to take promptly, or cause to be taken, any and all actions, and to do promptly, or cause to be done, and to assist and cooperate with the other party in doing, all things necessary, proper or advisable, including actions under applicable laws, to obtain the Key Regulatory Approvals as soon as reasonably practicable, but in any event no later than two (2) business days prior to February 9, 2027, as may be extended in accordance with, and subject to, the terms of the Business Combination Agreement to May 9, 2027 and again to August 9, 2027 (the “Outside Date”).
In addition, the parties agreed to, as soon as reasonably practicable, (i) each file their notification and report forms under the HSR Act, and in any event within twenty (20) business days following the date of the Business Combination Agreement and (ii) file with all other appropriate governmental authorities the notifications required to be filed relating to the Business Combination. On March 2, 2026, both Valaris and Transocean filed their notification and report forms under the HSR Act. Transocean withdrew its filing under the HSR Act on April 1, 2026, and subsequently refiled on April 3, 2026. On May 4, 2026, Valaris and Transocean each received a Second Request from the DOJ in connection with the DOJ’s review of the transactions contemplated by the Business Combination Agreement. These requests were issued under the notification requirements of the HSR Act. The requests extend the HSR Act waiting period until thirty (30) days after Valaris and Transocean have each substantially complied with the Second Request, unless the waiting period is extended voluntarily by the parties or terminated earlier by the DOJ. The parties continue working cooperatively with the DOJ as it reviews the proposed transaction.
In connection with obtaining the Key Regulatory Approvals, subject to applicable law, each party will, and will cause its affiliates to:
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cooperate with the other party and provide such information and assistance to the other party as the other party may reasonably request in connection with obtaining the Key Regulatory Approvals;

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respond as soon as reasonably practicable to any requests for information (including in respect of any submissions or supplementary information requests) or requests for meetings by any governmental authority;

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permit the other party an advance opportunity to review and comment upon any proposed written communications to any governmental authority, consider in good faith the comments of the other party, and provide the other party with final copies thereof;

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not participate in any substantive meetings or discussions (whether in person, by email, by telephone or otherwise) with any governmental authority without giving the other party a reasonable opportunity to attend and participate thereat (except where the governmental authority expressly requests that a party should not be present at the meeting or discussion or part or parts of the meeting or discussion);

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keep the other party informed of the status of the Key Regulatory Approvals and promptly notify the other party of receipt of any communications (oral or written) of any nature from a governmental authority and provide the other party with copies thereof;

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refrain from extending or consenting to any extension of any applicable waiting or review period or enter into any agreement with a governmental authority to not consummate the transactions contemplated by the Business Combination Agreement, except upon the prior written consent of the other party; and

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not do anything that would reasonably be expected to prejudice the Key Regulatory Approvals from being obtained as soon as reasonably practicable.

In furtherance of the foregoing, Transocean will take any and all actions necessary to obtain the Key Regulatory Approvals as soon as reasonably practicable. If any objections are asserted with respect to the transactions contemplated by the Business Combination Agreement under any antitrust law or if any action is instituted by any governmental authority or any private party challenging any of the transactions contemplated by the Business Combination Agreement as violative of any antitrust law, each of Transocean and Valaris will use their respective reasonable best efforts to (i) oppose or defend against any action to prevent or enjoin consummation of the Business Combination Agreement (and the transactions contemplated by the Business Combination Agreement), and/or (ii) take such action as necessary to overturn any regulatory action by any governmental authority to prevent or enjoin consummation of the Business Combination Agreement (and the transactions contemplated by the Business Combination Agreement), including by defending any action brought by any governmental authority in order to avoid entry of, or to have vacated, overturned or terminated, including by appeal if necessary, in order to resolve any such objections or challenge as such governmental authority or private party may have to such transactions under such antitrust law so as to permit consummation of the transactions contemplated by the Business Combination Agreement.
CFIUS Approval
On March 11, 2026, Valaris and Transocean filed a draft joint voluntary notice to CFIUS. After receiving CFIUS’s comments on the draft joint notice, the parties filed with CFIUS a formal joint notice in connection with the transactions contemplated by the Business Combination Agreement and the Business Combination on April 20, 2026. On May 14, 2026, CFIUS acknowledged receipt of the filed notice and commenced its review. Transocean and Valaris will use their respective reasonable best efforts to (i) cooperate in all respects with each other in connection with the drafting and filing of the draft and formal CFIUS notices and CFIUS’s review or investigation, (ii) respond to all inquiries received from CFIUS for additional information or documentation within three (3) business days of receiving such request, or within such longer period of time, as permitted by CFIUS, (iii) promptly inform each other of any material communication with CFIUS, (iv) permit each other to review any communication by the other, and consult with the other in advance of any planned meeting or conference, with CFIUS, and, to the extent permitted by CFIUS, grant each other the opportunity to attend and participate in any such planned meeting or conference; provided that neither Transocean nor Valaris will be obligated to disclose to the other any communication to CFIUS that Transocean or Valaris considers to be proprietary or confidential. Transocean and Valaris will use their reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other party in doing, all reasonable things necessary, proper or advisable to obtain CFIUS Approval, as promptly as practicable. If Transocean determines it to be appropriate that the parties withdraw and resubmit the formal notice submitted to CFIUS pursuant to the Business Combination Agreement, Transocean and Valaris will cooperate in withdrawing and resubmitting the CFIUS formal notice.
Notwithstanding the foregoing, nothing in the Business Combination Agreement will require, or be construed to require (including with respect to obtaining the Key Regulatory Approval(s) or the CFIUS Approval), any of Transocean, any Transocean subsidiary, or any of their affiliates to agree to, or to accept or suffer to have imposed upon it, with respect to Transocean, any Transocean subsidiary, Valaris or any of their respective affiliates, any condition or mitigation that would require any of them to take or refrain from taking any action, if taking or refraining from taking such action, as applicable, would, or suffer to exist any condition, limitation, restriction or requirement that would, constitute a burdensome condition, which means any obligation to (a) sell, hold separate, divest or discontinue, before or after the Effective Time, any material assets, businesses or interests of Transocean, Valaris, or any of their respective affiliates, or (b) accept any conditions relating to, or changes or restrictions in, the operations of any such assets, businesses or interests of Transocean, Valaris or any of their respective affiliates, to the extent that the aggregate of such obligations or restrictions in subsections (a) and (b) herein would have a Material Adverse Effect on Transocean and its subsidiaries, taken as a whole, or Valaris and its subsidiaries, taken as a whole, in each case taking into account the terms and net proceeds of any divestiture or other disposition of assets and the matters set forth on the Transocean disclosure schedules.
Conditions to Closing of the Business Combination
Conditions to Each Party’s Obligations (“Mutual Closing Conditions”)
The respective obligations of the parties to complete the Business Combination are subject to the satisfaction (or waiver in writing by each of the parties) at or before and as of the Effective Time of the following conditions:
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approval of the Valaris Transaction Resolution by the Valaris Shareholders;

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approval of the Share Issuance Resolutions by the Transocean Shareholders;

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registration of the Share Issuance Resolutions, the issuance of the Transocean Shares in a number as required to be issued in connection with the Business Combination and the related amendments to Transocean’s articles of association in connection therewith with the Commercial Register;

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the granting of the Sanction Order on terms consistent with the Business Combination Agreement, and such order not having been set aside or modified in a manner unacceptable to Transocean or Valaris, acting reasonably and in good faith, on appeal or otherwise, and the filing of the Sanction Order with the Registrar of Companies;

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approval of the Transocean Shares to be issued pursuant to the Business Combination Agreement for listing on the NYSE, subject to official notice of issuance;

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receipt of the Key Regulatory Approvals and such Key Regulatory Approvals being in full force and effector the expiration or termination of any applicable waiting period;

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no governmental authority in any jurisdiction that is the subject of a Key Regulatory Approval having enacted, issued, promulgated, enforced or entered any law which is then in effect and has the effect of making the Business Combination illegal or otherwise preventing or prohibiting consummation of the Business Combination; and

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receipt of the CFIUS Approval (this bullet and the immediately preceding two bullets collectively, the “Regulatory Approval Conditions”).

Additional Conditions in Favor of Transocean (“Transocean’s Closing Conditions”)
The obligation of Transocean to consummate the Business Combination is further subject to the satisfaction (or waiver in writing by Transocean) at or before and as of the day immediately prior to the Sanction Hearing of the following conditions:
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Valaris must have fulfilled and complied in all material respects with all covenants to be performed, fulfilled or complied with by it on or before the day immediately prior to the Sanction Hearing;

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certain of Valaris’ representations and warranties contained in the Business Combination Agreement related to Valaris’ organization, good standing, qualification to do business, corporate authority, Valaris Shares, equity awards, joint ventures and subsidiaries that are (i) not qualified by any materiality or “Material Adverse Effect” qualifications must be true and correct in all material respects as of the date of the Business Combination Agreement and as of the day immediately prior to the Sanction Hearing as if made as of such date or time (except to the extent such representations and warranties are expressly made as of a specific date or time, in which case such representations and warranties must be so true and correct in all material respects as of such specific date or time only) and (ii) qualified by any materiality or “Material Adverse Effect” qualifications must be true and correct in all respects as of the date of the Business Combination Agreement and as of the day immediately prior to the Sanction Hearing as if made as of such date or time (except to the extent such representations and warranties are expressly made as of a specific date or time, in which case such representations and warranties must be so true and correct in all respects as of such specific date or time only);
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Valaris’ representations and warranties contained in the Business Combination Agreement related to Valaris’ capitalization must be true and correct in all respects (except for de minimis inaccuracies) as of the date of the Business Combination Agreement and as of the day immediately prior to the Sanction Hearing as if made on and as of such date or time (except to the extent such representations and warranties are expressly made as of a specific date or time, in which case such representations and warranties must be so true and correct in all respects (except for de minimis inaccuracies) as of such specific date or time only);

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Valaris’ representations and warranties contained in the Business Combination Agreement related to the absence of certain changes must be true and correct in all respects as of the date of the Business Combination Agreement and as of the day immediately prior to the Sanction Hearing as if made on and as of such date or time;

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each of Valaris’ other representations and warranties contained in the Business Combination Agreement must be true and correct as of the date of the Business Combination Agreement and as of the day immediately prior to the Sanction Hearing as if made on and as of such date or time (except to the extent such representations and warranties are expressly made as of a specific date or time, in which case such representations and warranties must be so true and correct as of such specific date or time only), except where any failure or failures of any such representations and warranties to be so true and correct would not have, or would not reasonably be expected to have, a Material Adverse Effect on Valaris or prevent the completion of the Business Combination (and, for this purpose, any reference to “material,” “Material Adverse Effect” or any other concept of materiality in such representations and warranties will be ignored);

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between the date of the Business Combination Agreement and the day immediately prior to the Sanction Hearing, there must not have occurred and be continuing any Effect that has had or would reasonably be likely to have (individually or in the aggregate) a Material Adverse Effect on Valaris; and

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Valaris must have delivered to Transocean a certificate, dated as of the day immediately prior to the Sanction Hearing and signed by an executive officer of Valaris, certifying that the conditions set forth in the immediately preceding six bullets have been satisfied.

Additional Conditions in Favor of Valaris (“Valaris’ Closing Conditions”)
The obligation of Valaris to consummate the Business Combination is further subject to the satisfaction (or waiver in writing by Valaris) at or before and as of the day immediately prior to the Sanction Hearing of the following conditions:
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Transocean must have fulfilled and complied in all material respects with all covenants to be performed, fulfilled or complied with by it on or before the day immediately prior to the Sanction Hearing;

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certain of Transocean’s representations and warranties contained in the Business Combination Agreement related to Transocean’s organization, good standing, qualification to do business, corporate authority, Transocean Shares, equity awards, joint ventures and subsidiaries that are (i) not qualified by any materiality or “Material Adverse Effect” qualifications must be true and correct in all material respects as of the date of the Business Combination Agreement and as of the day immediately prior to the Sanction Hearing as if made as of such date or time (except to the extent such representations and warranties are expressly made as of a specific date or time, in which case such representations and warranties must be so true and correct in all material respects as of such specific date or time only) and (ii) qualified by any materiality or “Material Adverse Effect” qualifications must be true and correct in all respects as of the date of the Business Combination Agreement and as of the day immediately prior to the Sanction Hearing as if made as of such date or time (except to the extent such representations and warranties are expressly made as of a specific date or time, in which case such representations and warranties must be so true and correct in all respects as of such specific date or time only);
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Transocean’s representations and warranties contained in the Business Combination Agreement related to Transocean’s capitalization must be true and correct in all respects (except for de minimis inaccuracies) as of the date of the Business Combination Agreement and as of the day immediately prior to the Sanction Hearing as if made on and as of such date or time (except to the extent such representations and warranties are expressly made as of a specific date or time, in which case such representations and warranties must be so true and correct in all respects (except for de minimis inaccuracies) as of such specific date or time only);

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Transocean’s representations and warranties contained in the Business Combination Agreement related to the absence of certain changes must be true and correct in all respects as of the date of the Business Combination Agreement and as of the day immediately prior to the Sanction Hearing as if made on and as of such date or time;

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each of Transocean’s other representations and warranties contained in the Business Combination Agreement must be true and correct as of the date of the Business Combination Agreement and as of the day immediately prior to the Sanction Hearing as if made on and as of such date or time (except to the extent such representations and warranties are expressly made as of a specific date or time, in which case such representations and warranties must be so true and correct as of such specific date or time only), except where any failure or failures of any such representations and warranties to be so true and correct would not have, or would not reasonably be expected to have, a Material Adverse Effect on Transocean or prevent the completion of the Business Combination (and, for this purpose, any reference to “material,” “Material Adverse Effect” or any other concept of materiality in such representations and warranties will be ignored);

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between the date of the Business Combination Agreement and the day immediately prior to the Sanction Hearing, there must not have occurred and be continuing any Effect that has had or would reasonably be likely to have (individually or in the aggregate) a Material Adverse Effect on Transocean; and

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Transocean must have delivered to Valaris a certificate, dated as of the day immediately prior to the Sanction Hearing and signed by an executive officer of Transocean, certifying that the conditions set forth in the immediately preceding six bullets have been satisfied.

Termination
Termination Rights Exercisable by Either Party
The Business Combination Agreement may be terminated at any time prior to the Effective Time, whether before or after the approval of the Valaris Transaction Resolution by the Valaris Shareholders or before or after the approval of the Transocean Resolutions by the Transocean Shareholders by the mutual written consent of Valaris and Transocean or by either party upon written notice to the other party if:
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the Valaris Shareholders fail to approve the Valaris Transaction Resolution (the “Valaris Shareholder No Vote Termination Right”);

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the Transocean Shareholders fail to approve the Share Issuance Resolutions (the “Transocean Shareholder No Vote Termination Right”);

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the Court dismisses the application for the Sanction Order;

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a governmental authority in any jurisdiction that is the subject of a Key Regulatory Approval has enacted, issued, promulgated, enforced or entered any law that permanently makes illegal or otherwise permanently prevents or prohibits the consummation of the Business Combination and such law has become final and non-appealable; provided, however, that this termination right under the Business Combination Agreement will not be available to a party (i) that has breached, or failed to perform or comply with, any of its covenants or agreements under the Business Combination Agreement to prevent, appeal or overturn such law or otherwise have it lifted or rendered non-applicable in respect of the Business Combination; or (ii) to the extent that such enactment, issuance, promulgation, enforcement or entry of such law was primarily due to the breach or failure of such party to perform or comply with any of its covenants or agreements under the Business Combination Agreement; or
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the Effective Time has not occurred on or prior to the Outside Date; provided, however, that if the Effective Time has not occurred prior to such date by reason of nonsatisfaction of the Regulatory Approval Conditions (but only if such law relates to antitrust laws, FDI laws or CFIUS) but all other conditions precedent to the consummation of the Business Combination have been satisfied (or, in the case of conditions that by their terms are to be satisfied at the Effective Time, each of which is capable of being satisfied at the Effective Time) or (to the extent permitted by law) waived, then the Outside Date will automatically be extended by three (3) months; provided, further, that if the Effective Time has not occurred prior to such date by reason of nonsatisfaction of the Regulatory Approval Conditions (but only if such law relates to antitrust laws, FDI laws or CFIUS) but all other conditions precedent to the consummation of the Business Combination have been satisfied (or, in the case of conditions that by their terms are to be satisfied at the Effective Time, each of which is capable of being satisfied at the Effective Time) or (to the extent permitted by law) waived, then the Outside Date as so extended will automatically be further extended an additional three (3) months; provided, further, that this termination right under the Business Combination Agreement will not be available to a party whose breach of, or failure to perform or comply with, any of its covenants or agreements under the Business Combination Agreement has been the primary cause of, or primarily resulted in, the failure of the Effective Time to occur by such date.

Additional Valaris Termination Rights
Valaris may also terminate the Business Combination Agreement at any time prior to the Effective Time by written notice to Transocean if:
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Transocean has breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements contained in the Business Combination Agreement, which breach or failure to perform (i) would result in a failure of a condition set forth in the first five bullets of Valaris’ Closing Conditions and (ii) cannot be cured by the Outside Date or, if curable, is not cured (A) within thirty (30) days following Valaris’ delivery of written notice to Transocean of such breach (which notice must specify in reasonable detail the nature of such breach or failure) or (B) within any shorter period of time that remains between the date Valaris delivers the notice described in the foregoing subclause (A) and the day prior to the Outside Date; provided that Valaris will not have this right to terminate the Business Combination Agreement if Valaris is then in material breach of any of its representations, warranties, covenants or agreements contained in the Business Combination Agreement so as to cause any of the conditions set forth in the first five bullets of Transocean’s Closing Conditions not to be satisfied or capable of being satisfied; or

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by Valaris, prior to the approval of the Share Issuance Resolutions by the Transocean Shareholders, if the Transocean Board (or any committee thereof) makes an Adverse Recommendation Change (the termination right described in this bullet, the “Change in Recommendation Valaris Termination Right”).

Additional Transocean Termination Rights
Transocean may also terminate the Business Combination Agreement at any time prior to the Effective Time by written notice to Valaris if:
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Valaris has breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements contained in the Business Combination Agreement, which breach or failure to perform (i) would result in a failure of a condition set forth in the first five bullets of Transocean’s Closing Conditions and (ii) cannot be cured by the Outside Date or, if curable, is not cured (A) within thirty (30) days following Transocean’s delivery of written notice to Valaris of such breach (which notice must specify in reasonable detail the nature of such breach or failure) or (B) within any shorter period of time that remains between the date Transocean delivers the notice described in the foregoing subclause (A) and the day prior to the Outside Date; provided that Transocean will not have this right to terminate the Business Combination Agreement if Transocean is then in material breach of any of its representations, warranties, covenants or agreements contained in the Business

Combination Agreement so as to cause any of the conditions set forth in the first five bullets of Valaris’ Closing Conditions not to be satisfied or capable of being satisfied; or
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by Transocean, prior to the approval of the Valaris Transaction Resolution by the Valaris Shareholders, if the Valaris Board (or any committee thereof) makes an Adverse Recommendation Change (the termination right described in this bullet, the “Change in Recommendation Transocean Termination Right”).

Notice and Effect of Termination
The party desiring to terminate the Business Combination Agreement must give written notice of such termination to the other party, specifying the provision or provisions of the Business Combination Agreement pursuant to which such termination is being effected and in reasonable detail the basis for such party’s exercise of its termination right.
If the Business Combination Agreement is terminated, the Business Combination Agreement (other than certain specified provisions, including as set forth below) will become void and neither party will have any liability or further obligation to the other party under the Business Combination Agreement; provided, however, that no such termination will relieve either party to the Business Combination Agreement from:
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liability for any fraud, or willful and material breach of any provision of the Business Combination Agreement prior to the termination of the Business Combination Agreement; or

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its obligation to pay the Valaris Termination Fee, Transocean Termination Fee or Recovery Costs, as applicable, and if, as and when required pursuant to the Business Combination Agreement.

No termination of the Business Combination Agreement will affect the obligations of the parties pursuant to the Confidentiality Agreement, except to the extent specified therein.
Termination Fees and Reimbursement Expenses
Valaris Termination Fee and Reimbursement Expenses
Valaris has agreed to pay (or cause to be paid) to Transocean (or one or more of its designees) $173,000,000 (net of any amounts reimbursed to Transocean pursuant to the Business Combination Agreement as described below) (the “Valaris Termination Fee”) if:
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Transocean terminates the Business Combination Agreement pursuant to the Change in Recommendation Transocean Termination Right; or

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the Business Combination Agreement is terminated by Valaris or Transocean pursuant to the Valaris Shareholder No Vote Termination Right and prior to the earlier of the Valaris Court Meeting or such termination pursuant to the Valaris Shareholder No Vote Termination Right, an Acquisition Proposal for Valaris has been publicly announced, proposed, disclosed, offered or made by any person (other than Transocean or its affiliates) and has not been withdrawn and, within nine (9) months following the date of such termination (i) Valaris enters into a binding definitive agreement in respect of any Acquisition Proposal which is subsequently consummated at any time thereafter (whether or not within such nine (9) month period) or (ii) any Acquisition Proposal is consummated with Valaris; provided that, for purposes of this bullet, the references to “twenty percent (20%)” in the definition of “Acquisition Proposal” will be deemed to be references to “fifty percent (50%).”

Valaris will only be obligated to pay one Valaris Termination Fee pursuant to the Business Combination Agreement, whether or not such Valaris Termination Fee may be payable under more than one provision of the Business Combination Agreement at the same or at different times and upon the occurrence of different events.
In the event of termination by either party pursuant to the Valaris Shareholder No Vote Termination Right, then Valaris will promptly, but in no event later than three (3) business days following the delivery by Transocean of an invoice therefor, pay or cause to be paid to Transocean, all reasonable and documented out-of-pocket fees and expenses (including of financial advisors, outside legal counsel, accountants, experts, consultants and other representatives of Transocean) actually incurred by or on Transocean’s behalf in connection with or related to the authorization, preparation, investigation, negotiation, execution and performance of the Business Combination Agreement and the transactions contemplated thereby, including the Business Combination, up to an amount not to exceed $58,000,000.
Transocean Termination Fee and Reimbursement Expenses
Transocean has agreed to pay (or cause to be paid) to Valaris (or one or more of its designees) $195,000,000 (net of any amounts reimbursed to Valaris pursuant to the Business Combination Agreement as described below) (the “Transocean Termination Fee”) if:
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Valaris terminates the Business Combination Agreement pursuant to the Change in Recommendation Valaris Termination Right; or

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the Business Combination Agreement is terminated by Valaris or Transocean pursuant to the Transocean Shareholder No Vote Termination Right and prior to the earlier of the Transocean Extraordinary General Meeting or such termination pursuant to the Transocean Shareholder No Vote Termination Right, an Acquisition Proposal for Transocean has been publicly announced, proposed, disclosed, offered or made by any person (other than Valaris or its affiliates) and has not been withdrawn and, within nine (9) months following the date of such termination (i) Transocean enters into a binding definitive agreement in respect of any Acquisition Proposal which is subsequently consummated at any time thereafter (whether or not within such nine (9) month period) or (ii) any Acquisition Proposal is consummated with Transocean; provided that, for purposes of this bullet, the references to “twenty percent (20%)” in the definition of “Acquisition Proposal” will be deemed to be references to “fifty percent (50%).”

Transocean will only be obligated to pay one Transocean Termination Fee pursuant to the Business Combination Agreement, whether or not such Transocean Termination Fee may be payable under more than one provision of the Business Combination Agreement at the same or at different times and upon the occurrence of different events.
In the event of termination by either party pursuant to the Transocean Shareholder No Vote Termination Right, then Transocean will promptly, but in no event later than three (3) business days following the delivery by Valaris of an invoice therefor, pay or cause to be paid to Valaris, all reasonable and documented out-of-pocket fees and expenses (including of financial advisors, outside legal counsel, accountants, experts, consultants and other representatives of Valaris) actually incurred by or on Valaris’ behalf in connection with or related to the authorization, preparation, investigation, negotiation, execution and performance of the Business Combination Agreement and the transactions contemplated thereby, including the Business Combination, up to an amount not to exceed $65,000,000.
Recovery Costs
If Transocean or Valaris, as applicable, fail to promptly pay any applicable amount when due pursuant to termination rights related to the Valaris Termination Fee or the Transocean Termination Fee, as applicable, and, in order to obtain such payment, Transocean or Valaris, as applicable, commences a proceeding that results in a judgment against Transocean or Valaris, as applicable, for the Valaris Termination Fee or the Transocean Termination Fee, as applicable, then Transocean or Valaris, will pay to the other party all reasonable costs and expenses (including reasonable attorneys’ fees and expenses) incurred by Transocean or Valaris, their affiliates and representatives in connection with such suit, together with interest on such overdue amount (for the period commencing as of the date such overdue amount was originally required to be paid and ending on the date such overdue amount is actually paid to the other party in full) at the annual rate of five percent (5%) plus the prime rate published in The Wall Street Journal on the date such payment was required to be made through the date of payment (the “Recovery Costs”).
Waiver
Either party may: (i) extend the time for the performance of any of the obligations or other acts of the other party; (ii) subject to the Business Combination Agreement, waive compliance with any of the other party’s agreements or the fulfillment of any conditions to its own obligations under the Business Combination Agreement; and (iii) waive inaccuracies in any of the other party’s representations or warranties contained in the Business Combination Agreement or in any document delivered by the other party; provided, however, that any such extension or waiver will be valid only if set forth in an instrument in writing signed on behalf of such party and such waiver will apply only to the specific matters identified in such instrument. No failure or delay by either party in exercising any right, power or privilege under the Business Combination Agreement will operate as a waiver thereof, nor will any single or partial exercise preclude any other or further exercise of any right, power or privilege under the Business Combination Agreement. Except as required by applicable law, no waiver in the Business Combination will require the approval of Valaris Shareholders or the Transocean Shareholders, as applicable.
Amendment
Subject to the Interim Order, the Sanction Order and applicable laws, the Business Combination Agreement may, at any time and from time to time before or after the approval by the Valaris Shareholders or approval by the Transocean Shareholders, but prior to the granting of the Sanction Order, be amended by written agreement of Valaris and Transocean; provided, however, that the Business Combination Agreement may not be amended, modified or supplemented after the approval by the Valaris Shareholders or approval by the Transocean Shareholders has been obtained unless, to the extent required by applicable law or the rules and regulations of NYSE, approved by the Valaris Shareholders or the Transocean Shareholders, as applicable.
Fees and Expenses
Except as expressly set out in the Business Combination Agreement, each party will bear its own fees, costs and expenses in connection with the transactions contemplated by the Business Combination Agreement and the Business Combination.
Governing Law; Submission to Jurisdiction; No Jury Trial
The Business Combination Agreement is governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles or rules of conflict of laws thereof; provided, however, that the provisions of the Business Combination Agreement relating to the approval and effects of the Scheme of Arrangement and any other matters relating to the internal corporate governance of the Valaris Board, including the duties of the Valaris Board, in each case to which mandatory provisions of applicable Bermuda laws otherwise apply, are governed by, and construed in accordance with, applicable Bermuda laws; provided, further, that the provisions of the Business Combination Agreement relating to the approval of the Transocean Resolutions and any other matters relating to the internal corporate governance of the Transocean Board, including the duties of the Transocean Board, in each case to which mandatory provisions of the applicable Swiss laws otherwise apply, are governed by, and construed in accordance with, the applicable Swiss laws.
Any action based upon, arising out of or related to the Business Combination Agreement, or the transactions contemplated thereby, must (except to the extent any such action mandatorily must be brought in Bermuda or Switzerland) be brought and determined exclusively in the Court of Chancery of the State of Delaware or, if such court declines to exercise jurisdiction, any federal or state court located in the State of Delaware, and each of the parties agreed to the exclusive jurisdiction of each such court in any such action, waived any objection it may have to personal jurisdiction, venue or to convenience of forum, agreed that all claims in respect of the action will be heard and determined only in any such court, and agreed not to bring any action arising out of or relating to the Business Combination Agreement or the transactions contemplated thereby in any other court. Notwithstanding the foregoing, each party may serve process in any manner permitted by law, or commence legal proceedings or otherwise proceed against the other party in any other jurisdiction, in each case, to enforce judgments obtained in any action brought pursuant to the Business Combination Agreement.
Each party to the Business Combination Agreement waived any right such party may have to a trial by jury in respect of any proceeding (whether based on contract, tort or otherwise) arising out of or relating to the Business Combination Agreement, the Business Combination or any of the other transactions contemplated by the Business Combination Agreement or the actions of the parties thereto in the negotiation, administration, performance or enforcement thereof.

GOVERNANCE AND MANAGEMENT OF THE COMBINED COMPANY
This section of this Joint Proxy Statement describes the material governance and management arrangements that will apply to the Combined Company upon completion of the Business Combination. In conjunction with this summary, you should read the complete text of the Transocean Resolutions. You should also read the Transocean Constitutional Documents and the applicable provisions of Swiss law. The information in this section may not be complete in all respects and is qualified entirely by reference to the provisions of the Transocean Constitutional Documents and the Transocean Resolutions. For information on how to obtain copies of the Transocean Constitutional Documents, see “Additional Information Concerning Transocean and Documents Incorporated by Reference by Transocean” beginning on page 210 of this Joint Proxy Statement. A summary of the material differences between the Transocean Constitutional Documents and the memorandum of association and the bye-laws of Valaris is set forth below under “Comparison of Rights of Valaris Shareholders and Transocean Shareholders” in Appendix I to this Joint Proxy Statement.
Board of Directors of the Combined Company
Pursuant to the Business Combination Agreement, upon completion of the Business Combination, the Transocean Board will be reconstituted to include two individuals currently serving on the Valaris Board who have been identified by Valaris and are reasonably acceptable to Transocean. In connection with the Business Combination, two current members of the Transocean Board are expected to resign effective as of the Effective Time, and Transocean Shareholders are being asked to elect the two Valaris Nominees to the Transocean Board, with such election to become effective upon, and subject to the occurrence of, the Effective Time. Each such Valaris Nominee, if elected, will serve for a term expiring at the completion of Transocean’s next annual general meeting.
Assuming the Board Election Resolutions electing each Valaris Nominee are approved by Transocean Shareholders at the Transocean Extraordinary General Meeting and the Transocean directors standing for re-election are elected at Transocean’s 2026 annual general meeting, the following individuals are expected to serve on the initial Combined Company’s board of directors:
Name	Age	Business Experience, Public Company Directorships Held
Keelan I. Adamson	57
Keelan I. Adamson is President and Chief Executive Officer of Transocean. He has served as a Transocean director since 2025. Before being named to his current position, Mr. Adamson served as President and Chief Operating Officer of Transocean from March 2022 until April 2025, Executive Vice President and Chief Operations Officer of Transocean from August 2018 to February 2022, as Senior Vice President, Operations of Transocean from October 2017 to July 2018, and as Senior Vice President, Operations Integrity and HSE of Transocean, from June 2015 to October 2017. Mr. Adamson has served in multiple executive positions with responsibilities spanning Engineering and Technical Services, Major Capital Projects, Human Resources, and as the Managing Director for Transocean’s business in North America, Canada and Trinidad.

Glyn A. Barker	72
Glyn A. Barker has served as a Transocean director since 2012. Mr. Barker served as Vice Chair — U.K. of PricewaterhouseCoopers LLP (“PwC”) from 2008 to 2011. He was also responsible for PwC’s strategy and business development for the geographic areas of Europe, the Middle East, Africa and India. Mr. Barker joined PwC in 1975 and became an audit partner in 1987. He then established PwC’s private equity-focused Transactions Services business and led it globally. He joined the Management Board of PwC in the UK as Head of the Assurance Practice in 2002. In 2006, he became U.K. Managing Partner and served in that role until 2008. Mr. Barker is the Chair of Irwin Mitchell Holdings Limited (since 2012) and serves as a director of

Name	Age	Business Experience, Public Company Directorships Held

Various Eateries plc (LON: VARE) (since 2020) and CI Financial Corp. (since 2025). Previously, Mr. Barker served as the Chair of Tappit Technologies (UK) Ltd. (from 2020 to 2023), as a director of Cornerstone FS plc (from 2021 to 2022), as a director of Quilter (in 2022), as a director of Berkeley Group Holdings plc (from 2012 to 2022), as a director (from 2014 to 2016) and the Chair (from 2015 to 2016) of Transocean Partners LLC, as a director of Aviva plc (from 2012 to 2019), and a director of Interserve plc (from 2016 to 2019). Mr. Barker was Deputy Chair of the English National Opera Company from 2009 to 2016.

Vanessa C.L. Chang	73
Vanessa C.L. Chang has served as a Transocean director since 2012. Ms. Chang previously served as a director and shareholder of EL & EL Investments Ltd., a privately held real estate investment business, from 1998 to 2018, as the President and Chief Executive Officer of ResolveItNow.com from 2000 until 2002 and was the Senior Vice President of Secured Capital Corp in 1998. From 1986 until 1997, Ms. Chang was the West Coast partner in charge of Corporate Finance for KPMG Peat Marwick LLP. Ms. Chang is a director or trustee of several mutual funds and exchange traded funds, members of the American Funds family and advised by the Capital Group. She is also a director or trustee of several fund of funds, portfolio series and fund solutions, referenced off other American Funds, all advised by Capital Group and its subsidiaries and members of the American Funds family. In addition, she is a director of the privately held Global Infrastructure Solutions, Inc. (since 2021). Previously, she served as a director of Edison International (NYSE: EIX) and its wholly owned subsidiary, Southern California Edison Company from 2007 to 2025; of Sykes Enterprises, Incorporated from 2016 to 2021; Forest Lawn Memorial Parks Association, a non-profit organization, from 2005 to 2020; and SCO America, Inc., a non-profit organization, from 2013 to 2019. Ms. Chang is a member of the American Institute of Certified Public Accountants, the California State Board of Accountancy, Women Corporate Directors and the NACD.

Frederico F. Curado	64
Frederico F. Curado has served as a Transocean director since 2013. Mr. Curado served as the Chief Executive Officer of Ultrapar Participacoes S.A. from 2017 to 2021 and previously served as President and Chief Executive Officer of Embraer S.A. from 2007 to 2016. He joined Embraer in 1984 and served in a variety of management positions during his career, including Executive Vice President, Airline Market from 1998 to 2007 and Executive Vice President, Planning and Organizational Development from 1995 to 1998. Mr. Curado is a director of LATAM Airlines Group SA (BCS: LTM; NYSE: LTM) (since 2022) and a director of ABB Ltd. (SIX: ABBN) (since 2016). Mr. Curado was a director of Ultrapar from 2021 to 2022, a member of the Executive Board of the International Chamber of Commerce from 2013 to 2018, a director of Iochpe-Maxion S.A. from 2015 to 2017, the President of the Brazilian Chapter of the Brazil-United States Business Council from 2011 to 2016, a member of Brazil’s National Council for Industrial Development from 2011 to 2016, and had been a director of the Smithsonian National Air and Space Museum from 2014 to 2017.

Name	Age	Business Experience, Public Company Directorships Held
Chadwick C. Deaton	73
Chadwick C. Deaton has served as a Transocean director since 2012. Mr. Deaton served as Executive Chair of Baker Hughes Incorporated from 2012 to 2013, prior to which he served as Chair and Chief Executive Officer since 2004. He began his career with Schlumberger in 1976 and served in a variety of international capacities, including as Executive Vice President, Oilfield Services from 1998 to 1999 and as a Senior Advisor from 1999 until 2001. From 2002 until 2004, Mr. Deaton was the President, Chief Executive Officer and Director of Hanover Compressor Company. Mr. Deaton previously served as a director of Marathon Oil Corporation from 2014 to 2024, a director of Air Products and Chemicals, Inc. from 2010 to 2022 and Carbo Ceramics Inc. from 2004 to 2009 and from 2013 to 2020. He is a member of the Society of Petroleum Engineers (since 1980) and has served on its Industrial Advisory Council. He is also a director of the University of Wyoming Foundation, UCross Foundation, a non-profit research and development lab for the arts, and of the Houston Achievement Place. Mr. Deaton served as co-chair of the Wyoming Governor’s Task Force for the buildout of the University of Wyoming’s Engineering and Applied Sciences Center. He was a member of the National Petroleum Council (from 2007 to 2013).

Domenic J. “Nick” Dell’Osso, Jr.	49
Domenic J. “Nick” Dell’Osso, Jr. has served as a Transocean director since 2023. Mr. Dell’Osso served as President and Chief Executive Officer of Expand Energy Corporation (NASDAQ: EXE) (formerly Chesapeake Energy Corporation) from 2021 to 2026. He previously served as Chesapeake’s Executive Vice President and Chief Financial Officer from 2010 until 2021. Prior to that time, he served as Vice President — Finance and Chief Financial Officer of Chesapeake’s wholly owned midstream subsidiary, Chesapeake Midstream Development, L.P. from 2008 to 2010. Before joining Chesapeake, Mr. Dell’Osso was an energy investment banker with Jefferies & Co. from 2006 to 2008 and Banc of America Securities from 2004 to 2006.

William F. “Bill” Lacey	56
William F. “Bill” Lacey has served as a Transocean director since 2025. Mr. Lacey is Executive Vice President and Chief Financial Officer of Woodward, Inc. since May 2023. Mr. Lacey previously served as Vice President of Finance, Books and Kindle Content at Amazon, Inc. from 2022 to 2023. Prior to joining Amazon, Mr. Lacey was President and Chief Executive Officer of GE Lighting, a division of Savant from 2020 to 2022, and President and Chief Executive Officer of GE from 2016 to 2020 when GE was acquired by Savant. During nearly three decades with GE, Mr. Lacey also served as President and Chief Financial Officer of GE Home & Business Solution Lighting from 2011 to 2016, Chief Financial Officer of GE Healthcare Medical Diagnostic from 2007 to 2011, and as Chief Financial Officer of GE Wind Energy from 2002 to 2005. Mr. Lacey served as a director of Parker-Hannifin Corporation from 2021 to 2023.

Frederik W. Mohn	49
Frederik W. Mohn has served as a Transocean director since 2018. Mr. Mohn has served as a director of Transocean since 2018 when Transocean acquired Songa Offshore SE (“Songa”). Previously, Mr. Mohn served as a director of Songa from 2013 to 2014, and as Chair of the Songa board of directors from 2014 to 2018. Mr. Mohn is the sole owner and managing director of Perestroika AS, a Norwegian

Name	Age	Business Experience, Public Company Directorships Held

investment company with investments in oil and gas, shipping, infrastructure, real estate development and financial services. Mr. Mohn currently serves as the Chair of the Board of EMGS ASA (OSE: EMGS) (since 2021). He also currently serves on the board of directors of the following private companies: Viken Crude AS, Fornebu Sentrum Holding AS, and Fornebu Sentrum Utvikling AS. Mr. Mohn previously served as a director of Dof ASA, a Norwegian shipping company, from August 2017 to October 2019 and as a director of Fjord 1, a Norwegian transport company from August 2017 to December 2019. From 2011 to 2013, Mr. Mohn served as managing director of the worldwide family business Frank Mohn AS, a supplier of pumping systems to the oil and gas industry.

Jeremy D. Thigpen	51
Jeremy D. Thigpen is the Executive Chair, former Chief Executive Officer, a director of Transocean since 2015, and served as President until February 2022. Mr. Thigpen served as Senior Vice President and Chief Financial Officer at National Oilwell Varco, Inc. (“NOV”) from 2012 to 2015. During his tenure at NOV, Mr. Thigpen spent five years from 2007 to 2012 as the company’s President of Downhole and Pumping Solutions business, and four years from 2003 to 2007 as President of its Downhole Tools group. He also served in various management and business development capacities, including Director of Business Development and Special Assistant to NOV’s Chair of the Board.
Mr. Thigpen serves as a member of the Board of Trustees at Rice University (since 2022). He previously served as a director of Sunnova International Inc. (NYSE: NOVA) from 2024 to 2025 and as Chair of the International Association of Drilling Contractors in 2022.

Dick Fagerstal	65
Dick Fagerstal has served as a director on the Valaris Board since 2021. He also currently serves as the Chairman of the Board of Tidewater Inc. (NYSE: TDW), in addition to serving as a member of its nominating and corporate governance committee and its compensation and human capital committee. He has served on its board of directors since 2017. Mr. Fagerstal served as Executive Chairman of the Global Marine Group, based in Chelmsford, United Kingdom, a subsea cable installation and maintenance business operating globally in the telecoms, offshore renewables, and oil and gas sectors, from February 2020 to March 2023. Mr. Fagerstal continued to serve as a director of Global Marine Group until the sale of the business in March 2025. From 2014 to 2020 Mr. Fagerstal served as Chairman & Chief Executive Officer of Global Marine Holdings LLC, which was the prior owner of the business. He served as an Independent Director of Frontier Oil Corporation, Manila, Philippines from 2014 to 2017. Mr. Fagerstal previously held the positions of Senior Vice President, Finance & Corporate Development from 2003 to 2014 and Vice President Finance & Treasurer from 1997 to 2003 at SEACOR Holdings Inc. (NYSE: CKH). Mr. Fagerstal held the positions of Executive Vice President, Chief Financial Officer and Director of Era Group Inc. (NYSE: ERA) from 2011 to 2012 and was the Senior Vice President, Chief Financial Officer, and Director of Chiles Offshore Inc. (AMEX: COD) from 1997 to 2002. From 1986 to 1997, Mr. Fagerstal served as a senior banker at DNB ASA in New York with a focus on the maritime

Name	Age	Business Experience, Public Company Directorships Held

and energy services industries, and before he started his business career, Mr. Fagerstal served as an officer in the Special Air Service unit of the Swedish Special Forces from 1979 to 1983 followed by service in the reserves until 1995. Mr. Fagerstal received a B.S. in Economics and Law from the University of Gothenburg and an M.B.A. in Finance from New York University, as a Fulbright Scholar. With respect to cybersecurity and artificial intelligence qualifications, Mr. Fagerstal has obtained a NACD Cybersecurity Certification. He has also completed the Harvard University course “Cybersecurity: The Intersection of Policy and Technology” and a course at Stanford University on artificial intelligence governance. Mr. Fagerstal has also completed coursework at Harvard on board effectiveness. Mr. Fagerstal also obtained an NACD Directorship Certification.

Kristian Johansen	54
Kristian Johansen has served on the Valaris Board since 2023 and as the Chief Executive Officer of TGS ASA (OSE: TGS), a leading global energy data and intelligence company, since March 2016. He joined TGS in 2010 as the Chief Financial Officer before becoming the Chief Operating Officer in early 2015. Kristian has almost 20 years of executive experience for public companies in the construction, technology, and energy industries. Mr. Johansen currently serves on the board of directors of International Seaways (NYSE: INSW) and has served as a board member and chair of several public companies and energy industry associations since 2013. Mr. Johansen earned his undergraduate and master’s degrees in business administration from the University of New Mexico in 1998 and 1999.

Other Board Matters
Assuming Jeremy D. Thigpen is re-elected to the Transocean Board at Transocean’s 2026 annual general meeting, Mr. Thigpen will continue to act as Chair of the Combined Company’s board of directors. In that capacity, Mr. Thigpen will preside at all meetings of the Combined Company’s board of directors and of the shareholders at which he is present.
Officers of the Combined Company
Following the completion of the Business Combination, Transocean’s existing management team will continue to lead the Combined Company, with Keelan I. Adamson serving as President and Chief Executive Officer, and the officers of Valaris will no longer serve in such capacities.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS OF THE BUSINESS COMBINATION
The following discussion summarizes certain U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) of Valaris Shares with respect to the exchange of Valaris Shares for Transocean Shares pursuant to the Business Combination.
The following discussion is based upon the Internal Revenue Code, U.S. Treasury regulations promulgated thereunder, and administrative and judicial interpretations thereof, all as in effect on the date of this Joint Proxy Statement. These authorities are subject to change or differing interpretation, possibly with retroactive effect, and any such change or interpretation could affect the accuracy of this discussion. This discussion assumes that the Business Combination will be completed in accordance with the Business Combination Agreement and as further described herein. Neither Valaris nor Transocean has requested, and neither plans to request, any rulings from the IRS with respect to the U.S. federal income tax treatment of the Business Combination, and the statements herein are not binding on the IRS or any court. Thus, there can be no assurance that the tax consequences contained in this discussion will not be challenged by the IRS or that a court would not sustain such a challenge.
The following discussion addresses only those U.S. Holders that hold Valaris Shares as a “capital asset” within the meaning of Section 1221 of the Internal Revenue Code (generally, property held for investment). This discussion is not a complete description of all of the U.S. federal income tax consequences of the Business Combination and, in particular, does not address any tax consequences arising under the Medicare contribution tax on net investment income, any alternative minimum, estate or gift tax, or the Foreign Account Tax Compliance Act of 2010 (including the U.S. Treasury regulations promulgated thereunder and intergovernmental agreements entered into pursuant thereto or in connection therewith), nor does it address any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction, or under any U.S. federal laws other than those pertaining to income tax. The U.S. federal income tax discussion set forth below is included for general information only and it is not intended to be, nor should it be construed to be, legal or tax advice to a particular U.S. Holder. Further, this discussion does not address all aspects of U.S. federal income taxation that may be relevant to a U.S. Holder in light of its particular circumstances or that may be applicable to a U.S. Holder if it is subject to special treatment under U.S. federal income tax laws, including:
•
a bank or other financial institution;

•
a regulated investment company or mutual fund;

•
a real estate investment trust;

•
a person holding Valaris Shares in an “individual retirement account,” “Roth IRA” or other tax-deferred account;

•
an insurance company;

•
a person holding Valaris Shares as part of an integrated investment such as a straddle, hedge, constructive sale, conversion transaction or other risk reduction transaction;

•
an S corporation or other pass-through entity or arrangement for U.S. federal income tax purposes (and investors therein);

•
a U.S. expatriate or former citizen or former long-term resident of the United States;

•
persons eligible for tax treaty benefits;

•
a broker-dealer or dealers in securities;

•
a person whose functional currency is not the U.S. dollar;

•
a trader in securities who has elected the mark-to-market method of tax accounting for its securities;

•
governmental organizations or tax-exempt organizations;

•
an individual whose Valaris Shares were acquired pursuant to the exercise of an employee stock option or otherwise as compensation or in connection with the performance of services;

•
a person that is required to accelerate the recognition of any item of gross income as a result of such income being recognized on an “applicable financial statement” (as defined in Section 451 of the Internal Revenue Code); or

•
persons who hold at least five percent (5%) of Valaris Shares (by vote or value) immediately before the exchange of Valaris Shares for Transocean Shares pursuant to the Business Combination.

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of Valaris Shares who, or that is, for U.S. federal income tax purposes:
•
an individual citizen or resident of the United States;

•
a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•
an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons has the authority to control all substantial decisions of the trust or (ii) the trust has a valid election in place under applicable U.S. Treasury regulations to be treated as a U.S. person for U.S. federal income tax purposes.

The U.S. federal income tax consequences to a partner in an entity or arrangement that is treated as a partnership for U.S. federal income tax purposes and that holds Valaris Shares generally will depend on the status of the partner and the activities of the partnership. Partners in a partnership holding Valaris Shares should consult their tax advisors regarding the tax consequences of the Business Combination to their specific circumstances.
This discussion is for informational purposes only and is not tax advice. All holders of Valaris Shares should consult their tax advisors to determine the particular tax consequences to them of the Business Combination, including the applicability and effect of any U.S. federal, state, local, non-U.S., and other tax laws and of any changes in those laws.
General
Transocean and Valaris intend that the Business Combination qualify, and have agreed to use reasonable best efforts to cause the Business Combination to qualify, as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code. Further, Transocean and Valaris have agreed to report the Business Combination consistent with such qualification. However, the Business Combination is not conditioned on the receipt of an opinion from counsel on the qualification of the Business Combination as a “reorganization” for U.S. federal income tax purposes, and Transocean and Valaris have not sought and will not seek any ruling from the IRS regarding the qualification of the Business Combination as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code. Consequently, there can be no assurance that the IRS will not challenge the qualification of the Business Combination as a “reorganization” or that a court would not sustain such a challenge.
U.S. Federal Income Tax Considerations of the Business Combination to U.S. Holders
Provided that the Business Combination qualifies as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code, subject to the discussion below under “— Passive Foreign Investment Company Rules,” the Business Combination will have the following U.S. federal income tax consequences to U.S. Holders of Valaris Shares:
•
no gain or loss will be recognized by a U.S. Holder upon the exchange of Valaris Shares for Transocean Shares pursuant to the Business Combination (except with respect to cash received in lieu of a fractional Transocean Share, as described below);

•
the aggregate tax basis of the Transocean Shares such U.S. Holder receives pursuant to the Business Combination (including any fractional Transocean Share deemed received and sold, as described below) will be equal to the aggregate tax basis of the Valaris Shares exchanged therefor; and

•
the holding period of the Transocean Shares received pursuant to the Business Combination (including any fractional Transocean Share deemed received and sold, as described below) will include such U.S. Holder’s holding period of Valaris Shares surrendered in exchange therefor.

If a U.S. Holder acquired blocks of Valaris Shares at different times and at different prices, the tax basis and holding period in Transocean Shares will be determined by reference to each block of Valaris Shares.
A U.S. Holder who receives cash in lieu of a fractional Transocean Share will generally be treated as having received the fractional Transocean Share pursuant to the Business Combination and then as having sold such fractional Transocean Share for cash. As a result, a U.S. Holder will generally recognize gain or loss equal to the difference, if any, between (i) the amount of cash received and (ii) the portion of the U.S. Holder’s aggregate adjusted tax basis of its Valaris Shares exchanged in the Business Combination that is allocable to the fractional Transocean Share. This gain or loss will generally be capital gain or loss, and will be long-term capital gain or loss if, as of the closing date of the Business Combination, the U.S. Holder’s holding period for the fractional Transocean Share deemed to be received is greater than one year. Long-term capital gains of individuals are generally eligible for reduced rates of taxation. The deductibility of capital losses is subject to certain limitations.
Valaris believes it is not and has not been a Passive Foreign Investment Company (“PFIC”) for U.S. federal income tax purposes. However, a determination that Valaris was a PFIC for any taxable year during which a U.S. Holder held Valaris Shares would subject such U.S. Holders to special U.S. federal income tax rules discussed below under “— Passive Foreign Investment Company Rules.” Generally, such U.S. Holders would recognize gain as a result of the Business Combination regardless of whether the Business Combination qualifies as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code.
U.S. Federal Income Tax Considerations if the Business Combination Fails to Qualify as a “Reorganization”
If the Business Combination fails to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code, a U.S. Holder will recognize gain or loss in an amount equal to the difference, if any, between (i) the sum of the fair market value of the Transocean Shares received (plus any cash received in lieu of fractional Transocean Shares) and (ii) such U.S. Holder’s adjusted tax basis in its Valaris Shares exchanged in the Business Combination. The fair market value of Transocean Shares received is determined as of the date of the closing of the Business Combination. Gain or loss must be calculated separately for each block of Valaris Shares exchanged by such U.S. Holder. Subject to the discussion below under “— Passive Foreign Investment Company Rules,” such gain or loss will generally be treated as capital gain or loss. Long-term capital gains of individuals are generally eligible for reduced rates of taxation. The deductibility of capital losses is subject to certain limitations.
Passive Foreign Investment Company Rules
A U.S. Holder may have different tax consequences if Valaris is or was a PFIC for U.S. federal income tax purposes for any taxable year during which the U.S. Holder held Valaris Shares. In general, a non-U.S. corporation is considered a PFIC for any taxable year in which (i) 75 percent or more of its gross income consists of passive income for U.S. tax purposes (such as dividends, interest, rents and royalties) or (ii) 50 percent or more of the average value of its assets consists of assets that produce, or are held for the production of, passive income. For these purposes, a non-U.S. corporation that owns, directly or indirectly, at least 25 percent by value of the stock of another corporation is treated as if it held its proportionate share of the assets of such other corporation and received directly its proportionate share of the income of such other corporation. If a non-U.S. corporation is a PFIC for any year during which a U.S. Holder holds its shares, it will generally continue to be treated as a PFIC with respect to such U.S. Holder for all succeeding years during which the U.S. Holder holds its shares even if the non-U.S. corporation’s assets and income cease to meet the threshold requirements for PFIC status.
Valaris does not expect that it will be a PFIC for the taxable year that includes the Business Combination, and does not believe that is has been a PFIC for any prior taxable year. However, the determination of PFIC status is factual in nature, depends on the application of complex U.S. federal income tax rules that are subject to differing interpretations, and generally cannot be made until the close of the taxable year in question. Because PFIC status depends on the composition of a company’s assets and income from time to time, Valaris cannot assure U.S. Holders that it will not become a PFIC for the taxable year that includes the Business Combination or that it has not been a PFIC in a prior taxable year.
If Valaris were characterized as a PFIC for any taxable year during which a U.S. Holder held Valaris Shares, then in general, (i) a U.S. Holder would be required to recognize gain as a result of the Business Combination as if it were a taxable transaction, regardless of whether the Business Combination qualified as a tax-free “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code, and (ii) gain recognized by a U.S. Holder that exchanges its Valaris Shares pursuant to the Business Combination would be allocated ratably over the U.S. Holder’s holding period for the Valaris Shares. The amounts allocated to the current taxable year and to any taxable year before Valaris became a PFIC would generally be taxed as ordinary income. The amount allocated to each other taxable year would generally be subject to tax at the highest rate in effect for that taxable year for individuals or corporations, as appropriate, and an interest charge would be imposed on the tax attributable to such allocated amounts.
U.S. Holders of Valaris Shares should consult their own tax advisors regarding the classification of Valaris as a PFIC and the effect of the PFIC rules on such U.S. Holder.
Information Reporting and Backup Withholding
In general, cash payments made to a U.S. Holder of Valaris Shares (in lieu of fractional Transocean Shares) within the United States or through certain U.S.-related financial intermediaries pursuant to the Business Combination are subject to information reporting and may be subject to backup withholding unless: (i) the U.S. Holder is a corporation or other exempt recipient; or (ii) in the case of backup withholding, the U.S. Holder provides a correct taxpayer identification number and certifies that no loss of exemption from backup withholding has occurred. The amount of any backup withholding from a payment to a U.S. Holder is not an additional tax and may be allowed as a refund or credit against the U.S. Holder’s U.S. federal income tax liability, provided that the required information is timely furnished to the IRS.
This discussion of U.S. federal income tax considerations is for general information only and is not intended to be, and should not be construed as, tax advice. Determining the specific tax consequences of the Business Combination to U.S. Holders may be complex and will depend on such U.S. Holder’s specific situation and on factors that are not within our control. All holders of Valaris Shares should consult their tax advisors with respect to the tax consequences of the Business Combination in their particular circumstances, including the applicability and effect of any federal, state, local, non-U.S., or other tax laws.

CERTAIN SWISS TAX CONSIDERATIONS OF THE BUSINESS COMBINATION
The following discussion is a summary of certain Swiss tax matters related to the Business Combination and the holding of Transocean Shares. The statements below regarding Swiss taxation are based on the laws in force in Switzerland as of the date of this Joint Proxy Statement, which may be subject to any changes in law occurring after such date. Such changes could possibly be made on a retroactive basis. The summary does not address non-Swiss tax laws.
The summary is of a general nature and does not purport to be a comprehensive description of all the Swiss tax considerations related to the Business Combination. Shareholders who wish to clarify their own tax situation should consult with and rely upon their own tax advisers. Valaris Shareholders resident in Switzerland or holding their Valaris Shares as part of a Swiss permanent establishment should consult with their own tax advisers regarding the Swiss income tax treatment of the Business Combination.
The Exchange of Valaris Shares for Transocean Shares and Cash in Lieu of Fractional Transocean Shares
Swiss Federal Withholding Tax
The exchange of Valaris Shares for Transocean Shares and cash in lieu of fractional Transocean Shares is not subject to Swiss Federal withholding tax.
Income Tax — Valaris Shareholders resident outside of Switzerland and with no trade or business in Switzerland
Valaris Shareholders who are not resident in Switzerland for tax purposes and who, during the respective taxation year, have not engaged in a trade or business carried on through a permanent establishment or fixed place of business situated in Switzerland for tax purposes, and who are not subject to corporate or individual income taxation in Switzerland for any other reason (all such shareholders hereinafter for purposes of this section, the “Non-Swiss Shareholders”), will not be subject to any Swiss federal, cantonal or communal income tax in connection with the Business Combination.
Income Tax — Swiss resident individual Valaris Shareholders
Swiss resident individuals who hold their Valaris Shares as private assets should not be subject to any Swiss federal, cantonal or communal income tax in connection with the Business Combination. A gain or loss realized by them will be a tax-free private capital gain or a not tax-deductible capital loss, as the case may be.
Income Tax — Corporate Valaris Shareholders or Valaris Shareholders with a trade or business in Switzerland
The payment of the Business Combination consideration to corporate and individual Valaris Shareholders who are resident in Switzerland for tax purposes, and corporate and individual shareholders who are not resident in Switzerland, and who, in each case, hold their Valaris Shares as part of a trade or business carried on in Switzerland (including Swiss-resident private individuals who, for income tax purposes, are classified as “professional securities dealers” for reasons of, inter alia, frequent dealing or leveraged investments in shares and other securities), in the case of corporate and individual shareholders not resident in Switzerland, through a permanent establishment or fixed place of business situated in Switzerland for tax purposes (all such shareholders, hereinafter for purposes of this section, “Domestic Commercial Shareholders”), should not be subject to any Swiss federal, cantonal or communal income tax in the context of the Business Combination, provided the Transocean Shares will carry over the (tax) book value of the Valaris Shares in the books of such Domestic Commercial Shareholder, except for the portion of the Valaris Shares corresponding to any cash received in lieu of fractional Transocean Shares, as the Business Combination should qualify as a tax neutral quasi-merger (Quasifusion) for Swiss tax purposes. However, Domestic Commercial Shareholders are required to recognize a gain or loss realized on the cash payment in lieu of fractional Transocean Shares equal to the difference between such cash payment and the portion of the (tax) book value allocated to the corresponding Valaris Shares in their income statement for the respective taxation period and are subject to Swiss federal, cantonal and communal individual or corporate income tax, as the case may be, on any net taxable earnings (including the gain or loss realized on the cash payment in lieu of fractional Transocean Shares) for such taxation period.

Holding of Transocean Shares
Swiss Federal Withholding Tax
Dividends paid on Transocean Shares that are not a repayment of the nominal value or of qualifying reserves from capital contributions (Kapitaleinlagereserven) of Transocean Shares, are subject to Swiss federal withholding tax (Verrechnungssteuer) at a rate of 35% on the gross amount of such dividends paid. Transocean is required to withhold the Swiss federal withholding tax amount from such dividends and remit it to the Swiss Federal Tax Administration. A Transocean Shareholder may be entitled to a partial refund of the Swiss federal withholding tax amount on a dividend if the country of his or her residence for tax purposes entered into a bilateral treaty for the avoidance of double taxation with Switzerland and the conditions of such treaty are met. Such shareholders should be aware that the procedures for claiming treaty benefits (and the time required for obtaining a refund) might differ from country to country.
Securities Transfer Tax
A transfer of Transocean Shares where a bank or another securities dealer in Switzerland (as defined in the Swiss Federal Stamp Tax Act) acts as an intermediary or is a party to the transaction, may be subject to Swiss securities transfer tax (Umsatzabgabe) at an aggregate rate of up to 0.15% of the consideration paid for such Transocean Shares.
Income Tax — shareholders resident outside of Switzerland and with no trade or business in Switzerland
Shareholders who are not resident in Switzerland for tax purposes, and who, during the relevant taxation year, have not engaged in a trade or business carried on through a permanent establishment or fixed place of business situated in Switzerland for tax purposes (all such shareholders, hereinafter, for the purposes of this section “Non-Resident Shareholders”), will not be subject to any Swiss federal, cantonal and communal income tax on dividends and similar cash or in-kind distributions on Transocean Shares.
Income Tax — Swiss resident individual shareholders
Swiss resident individuals who hold their Transocean Shares as private assets (hereinafter referred to as “Resident Private Shareholders”) are required to include dividends, but not distributions based upon a capital reduction and distributions paid out of reserves from capital contributions (Kapitaleinlagereserven), in their personal income tax return and are subject to Swiss federal, cantonal and communal income tax on any net taxable income for the relevant taxation period. Capital gains resulting from the sale or other disposition of Transocean Shares are not subject to Swiss federal, cantonal and communal income tax, and conversely, capital losses are not tax-deductible for Resident Private Shareholders. See “— Income Tax — Corporate Valaris Shareholders or Valaris Shareholders with a trade or business in Switzerland” below for a summary of the taxation treatment applicable to Swiss resident individuals who, for income tax purposes, are classified as “professional securities dealers.”
Income Tax — Corporate Valaris Shareholders or Valaris Shareholders with a trade or business in Switzerland
Domestic Commercial Shareholders are required to recognize any dividends or distributions and capital gains or losses realized on the sale or other disposition of Transocean Shares in their income statement for the relevant taxation period and are subject to Swiss federal, cantonal and communal individual or corporate income tax, as the case may be, on any net taxable earnings for such taxation period. Domestic Commercial Shareholders who are corporate taxpayers may be eligible for dividend relief (Beteiligungsabzug) in respect of dividends and distributions if the Transocean Shares held by them as part of a Swiss business have an aggregate market value of at least CHF 1 million or at least 10% of the share capital. Domestic Commercial Shareholders who are individual shareholders may be eligible for dividend relief (Teilbesteuerung) in respect of dividend distributions if the Transocean Shares held by them as part of a Swiss business represent at least 10% of the share capital.
Automatic Exchange of Information in Tax Matters
On November 19, 2014, Switzerland signed the Multilateral Competent Authority Agreement. The Multilateral Competent Authority Agreement is based on article 6 of the OECD/Council of Europe administrative assistance convention and is intended to ensure the uniform implementation of Automatic Exchange of Information (the “AEOI”). The Federal Act on the International Automatic Exchange of Information in Tax Matters (the “AEOI Act”) entered into force on January 1, 2017. The AEOI Act is the legal basis for the implementation of the AEOI standard in Switzerland.
The AEOI is being introduced in Switzerland through bilateral agreements or multilateral agreements. The agreements have been, and will be, concluded on the basis of guaranteed reciprocity, compliance with the principle of specialty (i.e., the information exchanged may only be used to assess and levy taxes (and for criminal tax proceedings)), and adequate data protection.
Based on such multilateral or bilateral agreements and the implementation of Swiss law, Switzerland collects and exchanges data in respect of financial assets, including Transocean Shares and cash in lieu of fractional Transocean Shares held in, and income derived thereon and credited to, accounts or deposits with a paying agent in Switzerland for the benefit of individuals resident in a EU member state or in a treaty state.
Swiss Facilitation of the Implementation of Foreign Account Tax Compliance Act (“FATCA”)
Switzerland has concluded an intergovernmental agreement with the United States to facilitate the implementation of FATCA. Under the agreement, financial institutions acting out of Switzerland generally are directed to become participating foreign financial institutions (“FFIs”). The agreement ensures that the accounts held by U.S. persons with Swiss financial institutions are disclosed to the U.S. tax authorities either with the consent of the account holder or by means of group requests within the scope of administrative assistance on the basis of the Convention between the United States and the Swiss Confederation for the Avoidance of Double Taxation (the “Double Taxation Treaty”). Since it was amended in 2019, the Double Taxation Treaty includes a mechanism for the exchange of information upon request in tax matters between Switzerland and the United States, which is in line with international standards, and allows the United States to make group requests under FATCA concerning non-consenting U.S. accounts and non-consenting non-FFIs for periods from June 30, 2014. On October 8, 2014, the Swiss Federal Council approved a mandate for negotiations with the United States on changing the current direct notification-based regime (Model 2) to a regime where the relevant information is sent to the Swiss Federal Tax Administration, which in turn provides the information to the U.S. tax authorities (Model 1). The negotiations were concluded on November 13, 2023 and on June 27, 2024, the Swiss Federal Tax Administration issued a press release announcing the signing of a reciprocal FATCA Model 1 intergovernmental agreement (the “Model 1 IGA”). This means that Switzerland will also receive account data from the United States in the future. Swiss financial institutions will no longer provide the required data to the United States authorities, but rather to the Swiss Federal Tax Administration, which will then transmit it to the Internal Revenue Service in the United States. In Switzerland, the implementation of the Model 1 IGA necessitates changes to national law, which will be decided by the Federal Assembly of Switzerland. Such changes to national law implementing the Model 1 IGA are currently expected to enter into force in Switzerland on January 1, 2028.

CERTAIN BERMUDA TAX CONSIDERATIONS OF THE BUSINESS COMBINATION
The following is a discussion of certain Bermuda tax considerations relating to the Business Combination and the Scheme of Arrangement. The discussion is a general summary of present law, which is subject to prospective and retroactive change. It is not intended as tax advice, does not consider any Valaris Shareholder’s particular circumstances, and does not consider tax consequences other than those arising under Bermuda law.
Corporate Income Tax
Bermuda enacted the Corporate Income Tax Act 2023 on 27 December 2023 (the “CIT Act”), which came into operation in its entirety on 1 January 2025 along with corresponding changes to the Exempted Undertakings Tax Protection Act 1966 (the “EUTP”). As a result, for tax years starting on or after 1 January 2025, there may be an imposition of corporate income tax to certain Bermuda constituent entities, including permanent establishments, of in scope multi-national groups (“In Scope MNE Groups”). An In Scope MNE Group is defined under the CIT Act as a group with entities or permanent establishments in more than one jurisdiction with annual consolidated revenues of at least €750,000,000 for two out of the four previous fiscal years immediately preceding the applicable fiscal year. If Bermuda constituent entities of an In Scope MNE Group are subject to tax under the CIT Act, such tax is charged at a rate of 15 per cent of the net taxable income of such constituent entities as determined in accordance with and subject to the adjustments set out in the CIT Act (including in respect of foreign tax credits applicable to the Bermuda constituent entities).
Tax Assurance
Except for any applicable tax imposed by the CIT Act or otherwise payable by Valaris Shareholders ordinarily resident in Bermuda (if any), there is no Bermuda income profits tax or withholding tax, capital gains tax or capital transfer tax, estate duty or inheritance tax payable by holders of the Valaris Shares in respect of dividends or returns of capital or the disposition of Valaris Shares.
Noting the above disclosure regarding the CIT Act, Valaris has received an assurance from the Minister of Finance of Bermuda under EUTP granting an exemption, until 31 March 2035, from the imposition of tax under any applicable Bermuda legislation computed on profits or income or computed on any capital asset, gain or appreciation, or any tax in the nature of estate duty or inheritance tax in each case in respect of Valaris and, pursuant to such exemption, no such tax will be applicable to Valaris, any of its operations, the Valaris Shares or to the debentures or other obligations of Valaris until 31 March 2035, provided that such exemption will not prevent the application of any such tax or duty to such persons as are ordinarily resident in Bermuda and holding such Valaris Shares, debentures or other obligations of Valaris and, to the extent applicable, will not prevent the application of any tax payable in accordance with the provisions of the Land Tax Act 1967 or otherwise payable in relation to land in Bermuda leased to Valaris. Pursuant to Section 4(4) of the CIT Act, any liability for tax of a Bermuda constituent entity in scope of the CIT Act will apply notwithstanding the assurance given to such entity pursuant to the EUTP.
Withholding Taxes
Valaris is not required under Bermuda law to make any deduction or withholding for or on account of any tax from any payment to be made in accordance with the Business Combination or the Scheme of Arrangement.
Other Taxes
There is no stamp duty, registration, documentary or any similar tax or duty of any kind payable in Bermuda by holders of the Valaris Shares in connection with the Business Combination or the Scheme of Arrangement.

INFORMATION ABOUT VALARIS
Overview
Valaris Limited, a Bermuda exempted company limited by shares, is an industry leader in offshore drilling services across all water depths and geographies. Operating a high-quality rig fleet of ultra-deepwater drillships, versatile semisubmersibles and modern shallow-water jackups, Valaris has experience operating in nearly every major offshore basin. Valaris Shares and Valaris Warrants are publicly traded on the NYSE under the symbols “VAL” and “VAL WS,” respectively.
Valaris’ headquarters is located at 5847 San Felipe Street, Suite 3300, Houston, Texas, and its registered office is located at Clarendon House, 2 Church Street, Hamilton, Bermuda. Valaris’ website is www.valaris.com and its telephone number is 44 (0) 20 7659 4660. Information contained on Valaris’ website does not constitute part of this Joint Proxy Statement.
Additional information regarding Valaris is included in the documents incorporated by reference into this Joint Proxy Statement. See “Additional Information Concerning Valaris and Documents Incorporated by Reference by Valaris” beginning on page 208 of this Joint Proxy Statement.
Description of Valaris Shares
The following summary description of Valaris Shares is based on the provisions of Valaris’ constitutional documents. This information may not be complete in all respects and is qualified entirely by reference to the provisions of Valaris’ constitutional documents. The full text of Valaris’ constitutional documents is available under Valaris’ Edgar profile at www.sec.gov.
Valaris is authorized to issue 700 million common shares, par value $0.01 per share, and 150 million preference shares, par value $0.01 per share. As of May 13, 2026, there were 69,251,780 Valaris Shares issued and outstanding and no preference shares were issued and outstanding. Valaris Shareholders are entitled to one vote per Valaris Share at all meetings of the Valaris Shareholders. Valaris Shareholders are also entitled to dividends, if and when declared by the Valaris Board, and the distribution of the residual assets of Valaris in the event of a liquidation, dissolution or winding up of Valaris.
Description of Valaris Warrants
The following summary description of Valaris Warrants is based on the provisions of the Valaris Warrant Agreement. This information may not be complete in all respects and is qualified entirely by reference to the provisions of the Valaris Warrant Agreement. The full text of the Valaris Warrant Agreement is available under Valaris’ Edgar profile at www.sec.gov.
On April 30, 2021, pursuant to the Valaris Warrant Agreement, Valaris issued 5,645,161 Valaris Warrants exercisable for 5,645,161 Valaris Shares. The Valaris Warrants are exercisable from the date of issuance until 5:01 p.m., Eastern Time, on April 29, 2028, at which time all unexercised Valaris Warrants will expire and the rights of the holders of such Valaris Warrants to purchase Valaris Shares will terminate. The Valaris Warrants are initially exercisable for one Valaris Share per Valaris Warrant at an initial exercise price of $131.88 per Valaris Warrant. As of December 31, 2025, there were approximately 5.47 million Valaris Warrants outstanding.
Risks and Uncertainties
The business and operations of Valaris are subject to risks. In addition to considering the other information in this Joint Proxy Statement, Transocean Shareholders and Valaris Shareholders should consider carefully the risk factors and other disclosures set forth in documents filed by Valaris with the SEC, including Valaris’ Annual Report on Form 10-K for its fiscal year ended December 31, 2025, which are available on Valaris’ EDGAR profile at www.sec.gov. As set forth below, certain of these filings are incorporated by reference herein.

INFORMATION ABOUT TRANSOCEAN
Overview
Transocean Ltd. is a leading international provider of offshore contract drilling services for oil and gas wells. As its primary business, Transocean provides contract drilling services in a single operating segment, which involves contracting its mobile offshore drilling rigs, related equipment and work crews to drill oil and gas wells. Transocean specializes in technically demanding regions of the global offshore drilling business with a particular focus on ultra-deepwater and harsh environment drilling services. Transocean’s drilling fleet is one of the most versatile fleets in the world, consisting of drillships and semisubmersible floaters used in support of offshore drilling activities and offshore support services on a worldwide basis.
Transocean Shares are listed on the NYSE under the symbol “RIG.” Transocean is a Swiss corporation with its registered office in Steinhausen, Canton of Zug, and with principal executive offices located at Turmstrasse 30, 6312 Steinhausen, Switzerland.
Additional information regarding Transocean is included in the documents incorporated by reference into this Joint Proxy Statement. See “Additional Information Concerning Transocean and Documents Incorporated by Reference by Transocean” beginning on page 210 of this Joint Proxy Statement.
Risks and Uncertainties
The business and operations of Transocean are subject to risks. In addition to considering the other information in this Joint Proxy Statement, Transocean Shareholders and Valaris Shareholders should consider carefully the risk factors and other disclosures set forth in documents filed by Transocean with the SEC, including Transocean’s Annual Report on Form 10-K for its fiscal year ended December 31, 2025, which are available on Transocean’s EDGAR profile at www.sec.gov. As set forth below, certain of these filings are incorporated by reference herein.

DESCRIPTION OF THE COMBINED COMPANY SECURITIES
The following summary of certain provisions of securities of the Combined Company does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Transocean Articles, which are incorporated by reference into this Joint Proxy Statement, and the provisions of applicable law. A copy of the (i) Transocean Ordinary Share Capital Increase Resolution is attached hereto as Appendix C, (ii) Transocean Capital Band Resolution is attached hereto as Appendix D and (iii) Additional Transocean Resolution is attached hereto as Appendix E. For further discussion of the rights of shareholders of the Combined Company, see also “Comparison of Rights of Valaris Shareholders and Transocean Shareholders” in Appendix I to this Joint Proxy Statement.
General
Issued Share Capital
As of May 13, 2026, the share capital of Transocean registered in the Commercial Register, which reflects Transocean’s total issued share capital, was $120,400,968.10, divided into 1,204,009,681 registered shares, par value $0.10 per share. The issued Transocean Shares are fully paid, non-assessable and rank pari passu with each other.
Upon consummation of the Business Combination and if the ordinary share capital increase pursuant to the Transocean Ordinary Share Capital Increase Resolution and the capital band pursuant to the Transocean Capital Band Resolution are approved by the Transocean Shareholders, the share capital of Transocean registered in the Commercial Register will increase by the number of Transocean Shares issued in the ordinary share capital increase in exchange for each Valaris Share outstanding immediately prior to the Effective Time (other than Valaris Shares owned by (A) Valaris as treasury shares or by any subsidiary of Valaris or (B) Transocean or any subsidiary of Transocean) and from the capital band pursuant to the Transocean Capital Band Resolution to satisfy the entitlements of beneficiaries under: (A) the Valaris Incentives that must be satisfied at the completion of the Business Combination, (B) the Valaris Incentives that must or may need to be satisfied after the completion of the Business Combination Agreement, (C) the Transocean Long Term Incentive Plan, and (D) the Valaris Warrant. Assuming (i) there are no adjustments prior to the Effective Time in accordance with the terms of the Business Combination Agreement, (ii) the total number of outstanding Valaris Shares as of the Effective Time is 69,251,780 (which is the number of outstanding Valaris Shares as of May 13, 2026), and (iii) Transocean will, following approval of the Transocean Capital Band Resolution by Transocean Shareholders, issue [•] Transocean Shares from the capital band pursuant to the Transocean Capital Band Resolution in connection with the completion of the Business Combination Agreement to satisfy entitlements of the beneficiaries of Valaris Incentives that are outstanding immediately prior to the date of the Business Combination Agreement, Transocean expects the share capital of Transocean to increase by [•] new Transocean Shares, and the share capital of Transocean registered in the Commercial Register to be $[•], divided into [•] fully paid registered shares, with a par value of $0.10 per share, in connection with the Business Combination.
Capital Authorization (Capital Band) — Current Authorization
Article 5 of the Transocean Articles provides for a share issuance authorization within a capital band, ranging from USD 99,984,390.10 (lower limit) to USD 120,400,968.10 (upper limit) for (a) general purposes or (b) incentive compensation plans.
General Authorization. Article 5, Section A of the Transocean Articles provides for a capital band that authorizes the Transocean Board to issue up to 188,165,780 new fully paid-in Transocean Shares for general purposes at any time until May 30, 2026 (the “Current General Capital Band”), and thereby increase the stated share capital from time to time. A share capital increase may further be effected within the range of the Current General Capital Band by way of an increase of the par value of the Transocean Shares (but in any event, at a maximum of USD 18,816,578).
The Transocean Board determines the time of the issuance, the issue price, the manner in which the new Transocean Shares have to be paid in, the date from which the new Transocean Shares carry the right to dividends and, subject to the provisions of the Transocean Articles, the conditions for the exercise of the preemptive rights. The Transocean Board may allow preemptive rights that are not exercised to expire, or it may place such rights or shares, the preemptive rights in respect of which have not been exercised, at market conditions or use them otherwise in Transocean’s interest. The Transocean Board is entitled to permit, to restrict or to exclude the trading with subscription rights.
An increase of the share capital by means of an offering underwritten by a financial institution, a syndicate of financial institutions or another third party or third parties, followed by an offer to the then-existing shareholders of Transocean is permissible.
Specific Authorization. For incentive compensation plans, the Transocean Board is authorized to issue, under Article 5, Section B of the Transocean Articles, directly or indirectly, up to 16,000,000 new fully paid-in Transocean Shares under our incentive compensation plans to members of the Transocean Board, members of our executive management team, officers, employees, contractors, consultants or other persons providing services to us or our subsidiaries at any time until May 30, 2030 (the “Current Specific Capital Band”), and thereby increase the stated share capital from time to time. For such purposes, the preemptive rights of existing shareholders are excluded. The Transocean Board determines the time of the issuance, the issue price (which may be lower than the current market price), the manner in which the new Transocean Shares have to be paid, and the date from which the new Transocean Shares carry the right to dividends.
The capital band authorization expires (a) under the Current General Capital Band on May 30, 2026, (b) under the Current Specific Capital Band on May 30, 2030, (c) upon an earlier complete use of the maximum number of authorized shares, or (d) upon an earlier expiration of the authorization following an ordinary share capital increase, an ordinary capital reduction, or a change of the currency of the share capital resolved by the general meeting of shareholders.
Transocean Shares issued from the Current General Capital Band or the Current Specific Capital Band are subject to the limitations for registration in the share register pursuant to Articles 7 and 9 of the Transocean Articles.
As of [•], the Transocean Board has made full use of the share issuance authorization under the Current General Capital Band by issuing 188,165,780 Transocean Shares into Transocean’s treasury. These Transocean Shares held in treasury may be used (i) for delivery, directly or indirectly, upon conversion, exchange or exercise of convertible bonds or other convertible, exchangeable or exercisable financial instruments (the “Financial Instruments”) issued by a subsidiary of Transocean to the holders of the Financial Instruments against payment of the relevant conversion, exchange or exercise price, (ii) for delivery, directly or indirectly, upon exercise of warrants issued in connection with the Financial Instruments to the holders of such warrants against payment of an exercise price reflecting market conditions, and/or (iii) for placement, directly or indirectly, with third parties by way of an offering in the U.S. or another specific financial or capital market against payment of consideration (cash or securities) at then-prevailing market prices.
The Transocean Board has further made full use of the share issuance authorization under the Current Specific Capital Band by issuing 16,000,000 Transocean Shares into Transocean’s treasury in order to make Transocean Shares available to satisfy benefit or incentive plans of Transocean for the participation of members of the Transocean Board, members of the executive management team, officers, employees, contractors, consultants or other persons providing services to Transocean or its subsidiaries.
Capital Authorization (Capital Band) — Authorization Proposed for Adoption at the 2026 Annual General Meeting of Transocean
The Transocean Board proposes the following share issuance authorization within a capital band to the Transocean Shareholders for adoption at the 2026 annual general meeting, which will renew the Current General Capital Band:
The proposed Article 5 of the Transocean Articles provides for a share issuance authorization within a capital band, ranging from USD 108,360,871.30 (lower limit) to USD 144,481,161.70 (upper limit), which, if adopted at the 2026 annual general meeting, may be used by the Transocean Board to issue new Transocean Shares for general purposes or to cancel shares repurchased under a future share repurchase program.

General Authorization. The proposed Article 5, Section A of the Transocean Articles provides for a capital band that authorizes the Transocean Board to increase or reduce the share capital at any time or from time to time, once or several times and in any (partial) amounts, or to cause Transocean or any of its group companies to directly or indirectly acquire Transocean Shares (including under one or more share repurchase programs), until May 22, 2027, whereby a capital increase may be effected by issuing up to 240,801,936 new fully paid-in Transocean Shares for general purposes and a capital reduction by cancelling up to 120,400,968 Transocean Shares (the “Proposed General Capital Band”). A capital increase or reduction may also be effected within the Proposed General Capital Band by an increase or a reduction of the par value of the existing Transocean Shares, and a simultaneous reduction and re-increase of the share capital may be effected within the Proposed General Capital Band.
The Transocean Board determines the time of the issuance, the issue price, the manner in which the new Transocean Shares have to be paid in, the date from which the new Transocean Shares carry the right to dividends and, subject to the provisions of the Transocean Articles, the conditions for the exercise of the preemptive rights. The Transocean Board may allow preemptive rights that are not exercised to expire, or it may place such rights or shares, the preemptive rights in respect of which have not been exercised, at market conditions or use them otherwise in Transocean’s interest. The Transocean Board is entitled to permit, to restrict or to exclude the trading with subscription rights.
An increase of the share capital by means of an offering underwritten by a financial institution, a syndicate of financial institutions or another third party or third parties, followed by an offer to the then-existing shareholders of Transocean is permissible.
In the event of a reduction of the share capital within the Proposed General Capital Band, the Transocean Board will determine the use of the reduction amount. The Transocean Board may, without limitation, (i) repay the reduction amount to Transocean’s shareholders or convert it into debt and keep it as a liability, respectively, or offset it against a counterclaim, (ii) allocate the reduction amount to Transocean’s equity, and/or (iii) use the reduction amount for the partial or full elimination of a share capital shortfall under Swiss corporate law. The Transocean Board may also, as provided by Swiss corporate law, simultaneously reduce and increase the share capital to at least the previous amount.
The capital band authorization under the Proposed General Capital Band expires on May 22, 2027 or upon an earlier expiration of the authorization following an ordinary share capital increase, an ordinary share capital reduction, or a change of the currency of the share capital resolved by the general meeting of the shareholders. If adopted at the 2026 annual general meeting and not fully used prior to the Transocean Extraordinary General Meeting, the Proposed General Capital Band will expire if the Transocean Ordinary Share Capital Increase Resolution is approved at the Transocean Extraordinary General Meeting and the ordinary share capital increase based on the Transocean Ordinary Share Capital Increase Resolution is implemented in connection with the consummation of the Business Combination.
Transocean Shares issued from the Proposed General Capital Band are subject to the limitations for registration in the share register pursuant to Articles 7 and 9 of the Transocean Articles.
Specific Authorization. The Transocean Board has not proposed a specific authorization for incentive compensation plans for adoption at the 2026 annual general meeting.
Conditional Share Capital
Article 6 of the Transocean Articles provides for a conditional share capital that allows the issuance by Transocean of up to 141,262,093 shares and thus an increase of the stated share capital by a maximum amount of $14,126,209.30. These shares may be issued through:
•
the exercise of conversion, exchange, option, warrant or similar rights for the subscription of shares granted to third parties or shareholders in connection with bonds, options, warrants or other securities newly or already issued in national or international capital markets or new or already existing contractual obligations by or of Transocean or any of Transocean’s subsidiaries or any of its respective predecessors; or

•
in connection with the issuance of shares, options or other share-based awards to members of the Transocean Board of directors, members of the Transocean executive management team, officers, employees, contractors, consultants or other persons providing services to Transocean or its subsidiaries.

Other Classes or Series of Shares / Non-Voting Stock
The Transocean Board may not create shares with increased voting powers (Stimmrechtsaktien) without the affirmative resolution adopted by Transocean Shareholders holding at least two-thirds of the voting rights and the absolute majority of the par value of the Transocean Shares, each as represented (in person or by proxy) at a general meeting of Transocean Shareholders. The Transocean Board may create preferred stock (Vorzugsaktien) with the vote of a relative majority of the votes cast at a general meeting of Transocean Shareholders (not counting broker non-votes, abstentions and blank or invalid ballots). As of the date of this Joint Proxy Statement, Transocean has not issued any non-voting stock (Partizipationsscheine, Genussscheine).
Preemptive Rights and Advance Subscription Rights
General
Under the Swiss Code of Obligations (the “Swiss Code”), the prior approval of a general meeting of Transocean Shareholders is generally required to authorize for later issuance, the issuance of Transocean Shares, or rights to subscribe for or convert into Transocean Shares (which rights may be connected to debt instruments or other obligations). In addition, the existing Transocean Shareholders will have preemptive rights in relation to such Transocean Shares or rights in proportion to the respective par values of their holdings (Bezugsrechte). Transocean Shareholders may, with the affirmative vote of Transocean Shareholders holding two-thirds of the votes and the absolute majority of the par value of the Transocean Shares represented at a general meeting of Transocean Shareholders, withdraw or limit the preemptive rights for valid reasons (such as a merger, an acquisition or any of the reasons authorizing the Transocean Board to withdraw or limit the preemptive rights of Transocean Shareholders in the context of an authorized capital increase within the capital band as described below).
If a general meeting of Transocean Shareholders has approved the creation of a capital band or conditional capital, it may withdraw or restrict preemptive and advance subscription rights for valid reasons or delegate such decision to the Transocean Board. If delegated, the valid reasons justifying the exclusion of the preemptive right must be stated in the Transocean Articles. The Transocean Articles provide for this delegation and state the valid reasons with respect to Transocean’s capital band and conditional share capital in the circumstances described below.
Capital Authorization (Capital Band) — Current Authorization
Under the Current General Capital Band, the Transocean Board was authorized to withdraw or restrict the preemptive rights of the shareholders with respect to a maximum of 188,165,780 Transocean Shares issued for general purposes and to allot them to individual shareholders, third parties, Transocean. or any of its group companies with respect to the issuance of Transocean Shares within the capital band if:
•
the issue price of the new Transocean Shares is determined by reference to the market price;

•
the Transocean Shares are issued for raising equity capital in a fast and flexible manner, which would not be possible, or would only be possible with great difficulty or at significantly less favorable conditions, without the withdrawal of the preemptive rights of existing shareholders;

•
the Transocean Shares are issued in connection with the acquisition of companies, part(s) of companies or participations, for the acquisition of products, intellectual property or licenses by or for investment projects of Transocean or any of its group companies, or the financing or refinancing of any such transactions through a placement of shares;

•
the Transocean Shares are issued for purposes of broadening the shareholder constituency of Transocean in certain financial or investor markets, for the purposes of the participation of strategic partners, including financial investors, or in connection with the listing of the Transocean Shares on domestic or foreign stock exchanges; or
•
the Transocean Shares are issued for purposes of granting an over-allotment option (Greenshoe) of up to 20% of the total number of Transocean Shares to the respective initial purchaser(s) or underwriter(s).

Under the Current Specific Capital Band, the preemptive rights of existing shareholders were excluded with respect to up to 16,000,000 Transocean Shares that the Transocean Board was authorized to issue, directly or indirectly, within the capital band under Transocean’s incentive compensation plans to members of the Transocean Board, members of our executive management team, employees, contractors, consultants, and other persons performing services to us or of any of our subsidiaries.
Capital Authorization (Capital Band) — Authorization Proposed for Adoption at the 2026 Annual General Meeting of Transocean
Under the Proposed General Capital Band, if adopted at the 2026 annual general meeting of Transocean, the Transocean Board will be authorized to withdraw or restrict the preemptive rights of the shareholders with respect to a maximum of 240,801,936 Transocean Shares issued for general purposes and to allot them to individual shareholders, third parties, Transocean. or any of its group companies with respect to the issuance of Transocean Shares within the Proposed General Capital Band if:
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the issue price of the new Transocean Shares is determined by reference to the market price;

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the Transocean Shares are issued for raising equity capital in a fast and flexible manner, which would not be possible, or would only be possible with great difficulty or at significantly less favorable conditions, without the exclusion of the preemptive rights of existing shareholders;

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the Transocean Shares are issued in connection with the acquisition of companies, part(s) of companies or participations, for the acquisition of products, intellectual property or licenses by or for investment projects of Transocean or any of its group companies, or for the financing or refinancing of any of such transactions through a placement of shares;

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the Transocean Shares are issued for purposes of broadening the shareholder constituency of Transocean in certain financial or investor markets, for purposes of the participation of strategic partners, including financial investors, or in connection with the listing of the Transocean Shares on domestic or foreign stock exchanges;

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the Transocean Shares are issued for purposes of granting an over-allotment option (Greenshoe) of up to 20% of the total number of Transocean Shares in a placement or sale of shares to the respective initial purchaser(s) or underwriter(s); or

•
the Transocean Shares are issued for the participation of members of the Transocean Board, members of the executive management team, officers, employees, contractors, consultants or other persons providing services to Transocean or any of its group companies.

Conditional Share Capital
In connection with the issuance of bonds, notes, options, warrants or other securities or contractual obligations convertible into or exercisable or exchangeable for Transocean Shares, the preemptive rights of Transocean Shareholders are excluded and the Transocean Board is authorized to withdraw or limit the advance subscription rights (Vorwegzeichnungsrecht) of Transocean Shareholders in connection with the issuance of bonds, notes, options, warrants or other securities or contractual obligations convertible into or exercisable or exchangeable for Transocean Shares if the issuance is for purposes of financing or refinancing the acquisition of an enterprise or business, parts of an enterprise, participations or investments, or if the issuance occurs in national or international capital markets or through a private placement.
If the advance subscription rights are withdrawn or limited:
•
such securities or contractual obligations will be issued or entered into at market conditions;

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the conversion, exchange or exercise price, if any, for such securities or contractual obligations will be set with reference to the market conditions prevailing at the date on which such securities or obligations are issued or entered into; and

•
such securities or contractual obligations may be converted, exercised or exchanged during a maximum period of 30 years.

The preemptive rights and the advance subscription rights of Transocean Shareholders are excluded with respect to shares, bonds, notes, options, warrants or other securities or contractual obligations issued from Transocean’s conditional share capital under Transocean’s incentive compensation plans to members of the Transocean Board, members of the Transocean executive management team, employees, contractors, consultants or other persons providing services to Transocean or any of its subsidiaries.
Dividends and Other Distributions
Under the Swiss Code, dividends (including interim dividends) may be paid out only if Transocean has sufficient distributable profits from the previous fiscal year or the current fiscal year, or if Transocean has freely distributable reserves (including statutory capital contribution reserves, which are also referred to as additional paid-in capital), each as will be presented on Transocean’s audited annual stand-alone statutory balance sheet and an audited interim stand-alone statutory balance sheet, respectively. The affirmative vote of Transocean Shareholders holding a relative majority of the votes cast at a general meeting of Transocean Shareholders (not counting broker non-votes, abstentions and blank or invalid ballots) must approve the distribution of dividends. The Transocean Board may propose to Transocean Shareholders that a dividend or other distribution be paid, but cannot itself authorize the distribution.
Payments out of Transocean’s share capital (in other words, the aggregate par value of Transocean’s registered share capital) in the form of dividends are not allowed; however, payments out of registered share capital may be made by way of a par value reduction. Such a par value reduction requires the approval of Transocean Shareholders holding a relative majority of the votes cast at the general meeting of Transocean Shareholders (not counting broker non-votes, abstentions and blank or invalid ballots). A special audit report must confirm that claims of Transocean’s creditors remain fully covered despite the reduction in the share capital recorded in the Commercial Register. A licensed audit expert must prepare the audit report and be present at the general meeting of Transocean Shareholders that adopts the resolution. The Transocean Board must further give public notice of the par value reduction resolution in the Swiss Official Gazette of Commerce and notify creditors that they may request, within one month of the public notice, satisfaction of or security for their claims. The notification may be given before or after the general meeting of Transocean Shareholders at which resolutions regarding the par value reduction were passed.
Under the Swiss Code, if Transocean’s statutory profit reserves (gesetzliche Gewinnreserve) together with its statutory capital reserves (gesetzliche Kapitalreserve) amount to less than 20% of Transocean’s share capital recorded in the Commercial Register (i.e., 20% of the aggregate par value of Transocean’s registered capital), then at least 5% of Transocean’s annual profit must be allocated to the statutory profit reserves. The Swiss Code and the Transocean Articles permit Transocean to accrue additional general reserves. In addition, if Transocean acquires Transocean Shares, it is required to account for those Transocean Shares (i) as a negative item in Transocean Shareholders’ equity or to create a special reserve on the audited annual or interim stand-alone statutory balance sheet in the amount of the purchase price of the Transocean Shares if acquired by a Transocean subsidiary. The negative item in Transocean Shareholders’ equity or the reserve amount would effectively reduce Transocean’s capacity to declare dividends or effect subsequent repurchases of Transocean Shares.
Swiss companies generally must maintain a separate company stand-alone “statutory” balance sheet for the purpose of, among other things, determining the amounts available for the return of capital to shareholders, including by way of a distribution of dividends. Transocean’s auditor must confirm that a proposal made by the Transocean Board to Transocean Shareholders regarding the appropriation of Transocean’s available earnings or the distribution of freely distributable reserves conforms to the requirements of the Swiss Code and the Transocean Articles. Dividends are usually due and payable shortly after shareholders have passed a resolution approving the payment, but shareholders may also resolve at the annual or extraordinary general meeting of shareholders to pay dividends in quarterly or other installments. The Transocean Articles provide that dividends that have not been claimed within five years after the payment date become Transocean’s property and are allocated to the general statutory reserves. Dividends paid out of distributable profits or distributable general reserves are subject to Swiss withholding tax, all or part of which can potentially be reclaimed under the relevant tax rules in Switzerland or double taxation treaties concluded between Switzerland and foreign countries. Distributions to shareholders in the form of a par value reduction and distributions out of qualifying additional paid-in capital (capital contribution reserves (Reserven aus Kapitaleinlagen)) are not subject to the Swiss federal withholding tax.
Dividends, if declared by Transocean, are expected to be declared in U.S. dollars, subject to applicable limitations under Swiss law. Distribution through a reduction in par value of Transocean Shares must be declared in U.S. dollars.
Repurchases of Shares
The Swiss Code limits Transocean’s ability to hold or repurchase Transocean Shares. Transocean and its subsidiaries may only repurchase Transocean Shares if and to the extent that sufficient freely distributable equity capital is available, as described above, under “— Dividends and Other Distributions,” beginning on page 187 of this Joint Proxy Statement. The aggregate par value of all Transocean Shares held by Transocean and its subsidiaries may not exceed 10% of the registered share capital. However, Transocean may repurchase Transocean Shares beyond the statutory limit of 10% if so authorized by Transocean Shareholders at a general meeting (including as part of Transocean’s capital band) and such repurchased Transocean Shares are dedicated for cancellation. Any Transocean Shares repurchased pursuant to such authorization will then be cancelled based on either (i) a Transocean Shareholders’ resolution adopted at a general meeting, subject to the approval of Transocean Shareholders holding a relative majority of the votes cast, or (ii) a resolution of the Transocean Board, if Transocean Shareholders adopted a capital band authorizing the Transocean Board to reduce the share capital by cancellation of Transocean Shares. Repurchased Transocean Shares held by Transocean or its subsidiaries do not carry any rights to vote at a general meeting of Transocean Shareholders, but are entitled to the economic benefits generally associated with Transocean Shares unless otherwise resolved by Transocean Shareholders at a general meeting.
General Meetings of Shareholders
The general meeting of Transocean Shareholders is Transocean’s supreme corporate body. Ordinary and extraordinary general meetings of Transocean Shareholders may be held. The following powers are vested exclusively in the general meeting of Transocean Shareholders, amongst others:
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adoption and amendment of the Transocean Articles;

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the annual election of the chairperson of the Transocean Board of directors, the members of the Transocean Board, the members of the compensation committee of the Transocean Board, the auditor, and the independent proxy;

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approval of the annual management report, the stand-alone statutory financial statements, and the consolidated financial statements;

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appropriation of the annual profit shown on Transocean’s annual stand-alone statutory balance sheet and, in particular, the distribution of any dividends;

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the determination of interim dividends and the approval of interim stand-alone statutory financial statements required for such purposes;

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the resolution regarding the repayment of statutory capital reserves;

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the combination of shares (“reverse stock split”);

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discharge of the members of the Transocean Board and the executive management team from liability for business conduct during the previous fiscal year(s), to the extent such conduct is known to the Transocean Shareholders;

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ratification of the maximum aggregate amounts of compensation of the Transocean Board and the executive management team;

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an advisory vote on the statutory compensation report in relation to the prior fiscal year;

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subject to certain exceptions, the approval of a business combination with an interested shareholder (as such terms are defined in the Transocean Articles);

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the delisting of Transocean Shares from a stock exchange;

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the approval of the report on non-financial matters pursuant to article 964c of the Swiss Code; and

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any other resolutions that are submitted to a general meeting of Transocean shareholders pursuant to law, the Transocean Articles, or by voluntary submission by the Transocean Board (unless a matter is within the exclusive competence of the board of directors pursuant to the Swiss Code).

Under Transocean’s Articles, the Transocean Board may pass and amend the Transocean Organizational Regulations. Under Swiss law, shareholders may not pass or amend organizational regulations but may pass resolutions amending the Articles of Association to effectively supersede provisions in the organizational regulations.
Annual Meeting of Transocean Shareholders
Under the Swiss Code and the Transocean Articles, Transocean must hold an ordinary general meeting of Transocean Shareholders annually within six months after the end of its fiscal year, for the purpose of approving the annual financial statements and the annual management report, the annual election of the chairperson of the Transocean Board, the members of the Transocean Board, the members of the compensation committee of the Transocean Board, Transocean’s auditor and independent proxy, and the ratification of the maximum aggregate amounts of compensation of the Transocean Board and the executive management team, amongst other things. The invitation to general meetings must be published in the Swiss Official Gazette of Commerce at least 20 calendar days prior to the date of the relevant general meeting of Transocean Shareholders. The notice of a meeting must state the items on the agenda and the proposals of the Transocean Board and of the Transocean Shareholders who requested that a Transocean Shareholders meeting be held and/or that an item be included on the agenda, as the case may be, and, the names of the nominated candidates, in the event of elections. The notice must also include a short explanation of the items and proposals on the agenda of the general meeting. No resolutions may be passed at a general meeting of Transocean Shareholders concerning agenda items for which proper notice was not given. However, this does not apply to proposals made during a general meeting of Transocean Shareholders to convene an extraordinary general meeting of Transocean Shareholders, to initiate a special investigation or to elect the statutory auditor. No previous notification will be required for proposals concerning items included on the agenda or for debates as to which no vote is taken.
Annual general meetings of Transocean Shareholders are convened by the Transocean Board or by the auditor under certain circumstances required by law. A general meeting of Transocean Shareholders can be held anywhere in Switzerland. A special authorizing provision in the Transocean Articles is required to hold a general meeting outside of Switzerland. The Transocean Articles do not include such authorization. General meetings that are held only virtually require special authorization in the Transocean Articles, and currently do not include such authorization.
Transocean expects to set the record date for each general meeting of Transocean Shareholders on a date not more than 20 calendar days prior to the date of each general meeting and announce the date of the general meeting of Transocean Shareholders prior to the record date.
Extraordinary General Meetings of Transocean Shareholders
An extraordinary general meeting of Transocean Shareholders may be called upon the resolution of the Transocean Board or the auditor under certain circumstances required by law. In addition, the Transocean Board is required to convene an extraordinary general meeting of Transocean Shareholders if so resolved by the general meeting of Transocean Shareholders, or if so requested by Transocean Shareholders who, in the aggregate, represent at least 5% of the share capital or votes recorded in the Commercial Register, specifying the items to be included on the agenda and their proposals. Upon such a Transocean Shareholder request, the Transocean Board must publish the necessary notice to convene a general meeting within 60 calendar days.
If it appears from the annual stand-alone statutory balance sheet that half of the sum of Transocean’s share capital, the non-distributable statutory capital reserves and the statutory profit reserves are not covered by Transocean’s assets (Kapitalverlust), the Transocean Board is required to take measures to remedy the capital loss situation of Transocean, and to take further measures as needed to effect a financial restructuring of Transocean or request the general meeting of Transocean Shareholders to approve such measures as are within its authority.
Director Nominations; Proposals of Shareholders
Under the Transocean Articles, any Transocean Shareholder may request that an item or a proposal relating to an agenda item be included on the agenda of a general meeting of Transocean Shareholders. Such Transocean Shareholder may also nominate one or more directors for election. A request for inclusion of an item on the agenda or a proposal relating to an agenda item must be made in writing at least 30 calendar days prior to the anniversary date of the proxy statement in connection with Transocean’s last annual general meeting of Transocean Shareholders, provided that if the date of the general meeting of Transocean Shareholders is more than 30 calendar days before or after the anniversary date of the last annual general meeting of Transocean Shareholders, such request must instead be made by the tenth calendar day following the date on which Transocean made public disclosure of the date of the general meeting of Transocean Shareholders. The request must specify in writing the relevant agenda items and proposals, together with evidence of the required Transocean Shares recorded in the share register, as well as any other information as would be required to be included in a proxy statement pursuant to the rules of the SEC.
Under the Swiss Code, a general meeting of Transocean Shareholders for which a notice of meeting has been duly published may not be adjourned without publishing a new notice of meeting.
Transocean’s annual report, stand-alone and consolidated financial statements, the auditors’ reports thereon, the compensation report pursuant to Swiss law and the auditor’s reports thereon, and the report on non-financial matters pursuant to article 964c of the Swiss Code (to the extent required by applicable law) must be made available to Transocean Shareholders no later than 20 calendar days prior to the annual general meeting of Transocean Shareholders. If these documents are not accessible electronically, each Transocean Shareholder may request that these documents be promptly sent to such Transocean Shareholder in due course, free of charge.
Voting
General
Each Transocean Share carries one vote at a general meeting of Transocean Shareholders. Voting rights may be exercised by Transocean Shareholders registered in Transocean’s share register or by a duly appointed proxy (including the independent proxy), which proxy need not be a Transocean Shareholder. The Transocean Articles do not limit the number of Transocean Shares that may be voted by a single Transocean Shareholder. Transocean Shareholders wishing to exercise their voting rights who hold their Transocean Shares through a bank, broker or other nominee should follow the instructions provided by such bank, broker or other nominee or, absent instructions, contact such bank, broker or other nominee for instructions. Transocean Shareholders holding their shares through a bank, broker or other nominee will not automatically be registered in Transocean’s share register. If any such Transocean Shareholder wishes to be registered in Transocean’s share register, such Transocean Shareholder should contact the bank, broker or other nominee through which it holds Transocean Shares.
Treasury shares, whether owned by Transocean or one of its majority-owned subsidiaries, will not be entitled to vote at general meetings of Transocean Shareholders.
Election of Directors
The Transocean Articles do not provide for cumulative voting for the election of directors.
Pursuant to the Transocean Articles, Transocean Shareholders generally pass resolutions by the affirmative vote of a relative majority of the votes cast at the general meeting of Transocean Shareholders (broker non-votes, abstentions, and blank and invalid ballots will be disregarded), unless otherwise provided by law or the Transocean Articles. However, the Transocean Articles provide that directors may be elected at a general meeting of Transocean Shareholders by a plurality of the votes cast by Transocean Shareholders present in person or by proxy at the meeting. Transocean’s Corporate Governance Guidelines have a majority vote policy stating that the Transocean Board may only nominate candidates for director who have submitted an irrevocable letter of resignation which would be effective upon and only in the event that (1) such nominee fails to receive a sufficient number of votes from Transocean Shareholders in an uncontested election, and (2) the Transocean Board accepts the resignation following such failure. If a nominee who has submitted such a letter of resignation does not receive more votes cast “for” than “against” the nominee’s election, the corporate governance committee must promptly review the letter of resignation and recommend to the Transocean Board whether to accept the tendered resignation or reject it. The Transocean Board must then act on the corporate governance committee’s recommendation within 90 days following the Transocean Shareholder vote. The Transocean Board must promptly disclose its decision regarding whether or not to accept the nominee’s resignation letter.
The acting chair may direct that resolutions and elections be held by use of an electronic voting system. Electronic resolutions and elections are considered equal to resolutions and elections taken by way of a written ballot. The Transocean Board can determine that Transocean Shareholders not present at the venue of the general meeting of Transocean Shareholders may exercise their rights by electronic means. Wholly virtual meetings may only be held if the Transocean Articles expressly authorize such a form of the general meeting. The Transocean Articles do not include such authorization.
Supermajority Vote Requirements
The Swiss Code and/or the Transocean Articles require the affirmative vote of at least two-thirds of the votes and the absolute majority of the par value of Transocean Shares, each as represented at a general meeting to approve the following matters, amongst others:
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the amendment to or the modification of the purpose clause in the Transocean Articles;

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a reverse stock split;

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the creation or cancellation of shares with privileged voting rights;

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the restriction on the transferability of shares or cancellation thereof;

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the restriction on the exercise of the right to vote or the cancellation thereof;

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the introduction of or the amendment to a capital band or conditional share capital;

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the change of currency of Transocean’s share capital;

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the delisting of Transocean Shares from a stock exchange;

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an increase in the share capital through (1) the conversion of capital surplus, (2) a contribution in kind, or for purposes of an acquisition of assets, or (3) a grant of special privileges;

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the limitation on or withdrawal of preemptive rights;

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a change in Transocean’s registered office;

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the conversion of registered Transocean Shares into bearer shares and vice versa;

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the introduction of an arbitration agreement in the Transocean Articles; and

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Transocean’s dissolution.

The same qualified voting requirements apply to resolutions in relation to transactions among corporations based on Switzerland’s Federal Act on Mergers, Demergers, Transformations and the Transfer of Assets and Liabilities (the “Merger Act”), including a merger, demerger or conversion of a corporation (other than a cash-out or certain squeeze-out mergers, in which minority shareholders of the company being acquired may be compensated in a form other than through shares of the acquiring company, for instance, through cash or securities of a parent company of the acquiring company or of another company — in such a merger, an affirmative vote of 90% of the outstanding shares is required). Swiss law may also impose this qualified voting requirement in connection with the sale of “all or substantially all of Transocean’s assets” by Transocean.

The amendments to the Transocean Articles set forth below require the affirmative vote of at least two-thirds of the Transocean Shares entitled to vote at a general meeting:
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the removal of a serving member of the board of directors;

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any changes to Article 14, paragraph 1 specifying advance notice of proposal requirements;

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any changes to Article 18 specifying vote requirements for resolutions and elections;

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any changes to Article 20, paragraph 2 specifying qualified vote requirements;

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any changes to Article 21 specifying quorum requirements;

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any changes to Article 22 specifying the number of members of the board of directors;

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any changes to Article 23 specifying the term of the board of directors; and

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any changes to Article 24 specifying the organization of the board of directors and the indemnification provisions for directors and officers.

The Transocean Articles require the affirmative vote of holders of the number of Transocean Shares at least equal to the sum of (A) two-thirds of the number of all Transocean Shares outstanding and entitled to vote at a general meeting, plus (B) a number of Transocean Shares outstanding and entitled to vote at the general meeting that is equal to one-third of the number of Transocean Shares held by an interested shareholder, for Transocean to engage in any business combination with an interested shareholder (as those terms are defined in the Transocean Articles) and for the amendment of the provisions in the Transocean Articles relating to this shareholder approval requirement.
Presence Quorum for General Meetings
The presence of Transocean Shareholders, in person or by proxy, holding at least a majority of the Transocean Shares entitled to vote at the time when the general meeting proceeds to business is generally the required presence for a quorum for the transaction of business at a general meeting of Transocean Shareholders. However, the presence of Transocean Shareholders, in person or by proxy, holding at least two-thirds of the share capital recorded in the Commercial Register at the time when the general meeting proceeds to business is the required presence for a quorum to adopt a resolution to amend, vary, suspend the operation of or cause any of the following provisions of the Transocean Articles to cease to apply:
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Article 18 — which relates to proceedings and procedures at general meetings;

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Article 19(j) — which relates to business combinations with interested shareholders (as such terms are defined in the Transocean Articles);

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Article 20 — which sets forth the level of Transocean Shareholder approval required for certain matters;

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Article 21 — which sets forth the quorum at a general meeting required for certain matters, including the removal of a serving member of the Transocean Board; and

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Articles 22, 23 and 24 — which relate to the size and the organization of the Transocean Board, the term of directors and the indemnification provisions for directors and officers.

Additionally, Transocean Shareholders present, in person or by proxy, holding at least two-thirds of the share capital recorded in the Commercial Register at the time when the general meeting proceeds to business constitute the required presence for a quorum at a general meeting to adopt a resolution to remove a serving director.
Under the Swiss Code, the board of directors has no authority to waive quorum requirements stipulated in the articles of association.
Inspection of Books and Records
Under the Swiss Code, a shareholder has a right to inspect the share register with regard to his, her or its own shares and otherwise to the extent necessary to exercise his, her or its shareholder rights. No other person has a right to inspect the share register. Transocean Shareholders who hold, alone or together, shares representing at least 5% of the share capital or the votes may request to inspect Transocean’s books and records. Subject to safeguarding business secrets or Transocean’s other material interests, the Transocean Board may authorize such inspection within four months following receipt of such requests to the extent necessary to comply with the exercise of shareholder rights. At a general meeting of Transocean Shareholders, any Transocean Shareholder is entitled to request information from the Transocean Board concerning the affairs of the company. Transocean Shareholders may also ask the auditor questions regarding its audit of the company. The Transocean Board and the auditor must answer Transocean Shareholders’ questions to the extent necessary to comply with the exercise of shareholder rights, subject to safeguarding of business secrets or Transocean’s other material interests.
Special Investigation
If the exercise by Transocean Shareholders of their inspection and information rights, as outlined above, prove to be insufficient, any Transocean Shareholder may propose to the general meeting of Transocean Shareholders that a special independent commissioner investigate specific facts in a special investigation. If the general meeting of Transocean Shareholders approves the proposal, Transocean or any Transocean Shareholder may, within 30 calendar days after the general meeting of Transocean Shareholders, request the court at Transocean’s registered office to appoint a special independent commissioner. If the general meeting of Transocean Shareholders rejects the request, one or more Transocean Shareholders representing at least 5% of the share capital or the votes may request, within three months after the general meeting, the court to appoint a special independent commissioner. The court will issue such an order if the petitioners can demonstrate prima facie that the Transocean Board, any member of the Transocean Board or one of Transocean’s officers infringed the law or the Transocean Articles and such infringement(s) is/are capable of causing damage the company or Transocean Shareholders. The costs of the investigation would generally be allocated to Transocean and only in exceptional cases to the petitioners.
Compulsory Acquisitions; Appraisal Rights
The Merger Act governs business combinations and other transactions undertaken by Swiss companies that are binding on all shareholders. A statutory merger or demerger requires that at least two-thirds of the votes and the absolute majority of the par value of the shares, each as represented at the general meeting of shareholders, vote in favor of the transaction. Under the Merger Act, a “demerger” may take two forms:
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a legal entity may divide all of its assets and transfer such assets to other legal entities, with the shareholders of the transferring entity receiving equity securities in the acquiring entities and the transferring entity dissolving upon deregistration in the Commercial Register; or

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a legal entity may transfer all or a portion of its assets to other legal entities, with the shareholders of the transferring entity receiving equity securities in the acquiring entities.

As noted above, if a transaction subject to the Merger Act receives all of the necessary consents, all shareholders would be compelled to participate in the transaction.
Swiss companies may be acquired by an acquirer through the direct acquisition of all of the shares of the Swiss company. With respect to corporations such as Transocean, the Merger Act provides for a “cash-out” or “squeeze-out” merger if the acquirer controls 90% of the outstanding shares. In these limited circumstances, minority shareholders of the company being acquired may be compensated in a form other than through shares of the acquiring company (for instance, through cash or securities of a parent company of the acquiring company or of another company). For business combinations effected through a statutory merger or demerger subject to Swiss law, the Merger Act provides that if equity rights have not been adequately preserved or compensation payments are unreasonable, a shareholder may request the competent court to determine a reasonable amount of compensation.
In addition, under Swiss law, the sale of “all or substantially all of Transocean’s assets” by Transocean may require a resolution of the general meeting of shareholders passed by holders of at least two-thirds of the votes and the absolute majority of the par value of the shares, each as represented at the general meeting of shareholders. Whether or not a shareholder resolution is required depends on the particular transaction, including whether the following test is satisfied:

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the company sells a core part of its business, without which it is economically impracticable or unreasonable to continue to operate the remaining business;

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the company’s assets after the divestment, are not invested in accordance with the company’s statutory business purpose; and

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the proceeds of the divestment are not earmarked for reinvestment in accordance with the company’s business purpose but are instead are intended for distribution to shareholders or for financial investments unrelated to the company’s business.

If all of the foregoing apply, a shareholder resolution would likely be required.
Enforcement of Civil Liabilities Against Foreign Persons
Transocean is a Swiss corporation. Certain of Transocean’s officers and directors may be residents of various jurisdictions outside the U.S. All or a substantial portion of the assets of Transocean and the assets of these persons may be located outside the U.S. As a result, it may be difficult for investors to effect service of process within the U.S. upon these persons or to enforce any U.S. court judgment obtained against these persons that is predicated upon the civil liability provisions of U.S. federal securities laws.
Swiss legal counsel has advised Transocean that it is uncertain that Swiss courts would enforce (1) judgments of U.S. courts obtained in actions against Transocean or other persons that are predicated upon the civil liability provisions of U.S. federal securities laws or (2) original actions brought against Transocean or other persons predicated upon the Securities Act. The enforceability in Switzerland of a foreign judgment rendered against Transocean or such other persons is subject to the limitations set forth in such international treaties by which Switzerland is bound and the Swiss Federal Private International Law Act. In particular, and without limitation to the foregoing, a judgment rendered by a foreign court may only be enforced in Switzerland if:
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such foreign court had jurisdiction,

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such judgment has become final and non-appealable,

•
the court procedures leading to such judgment followed the principles of due process of law, including proper service of process, and

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such judgment does not violate Swiss law principles of public policy.

In addition, enforceability of a judgment by a non-Swiss court in Switzerland may be limited if Transocean can demonstrate that it or such other persons were not effectively served with process.
Legal Name; Formation; Fiscal Year; Registered Office
Transocean Ltd. was initially formed on August 18, 2008. It is incorporated and domiciled in Steinhausen, Canton of Zug, Switzerland, and operates under the Swiss Code as a stock corporation (Aktiengesellschaft). Transocean Ltd. is recorded in the Commercial Register with the registration number CHE-114.461.224. Transocean’s fiscal year is the calendar year.
The address of Transocean’s registered office is Transocean Ltd., Turmstrasse 30, 6312 Steinhausen, Switzerland, and the telephone number at that address is +41 (41) 749 0500.
Corporate Purpose
Transocean Ltd. is the parent holding company of the Transocean Group. Pursuant to the Transocean Articles, its business purpose is to acquire, hold, manage, exploit and sell, whether directly or indirectly, participations in businesses in Switzerland and elsewhere, in particular in businesses that are involved in offshore contract drilling services for oil and gas wells, oil and gas drilling management services, drilling engineering services and drilling project management services and oil and gas exploration and production activities, and to provide financing for this purpose. Transocean Ltd. may acquire, hold, manage, mortgage and sell real estate and intellectual property rights in Switzerland and elsewhere.

Duration and Liquidation
The Transocean Articles do not limit Transocean’s duration. Under Swiss law, Transocean may be dissolved at any time by a resolution adopted at a general meeting of Transocean Shareholders, which must be passed by the affirmative vote of holders of at least two-thirds of votes and the absolute majority of the par value of Transocean Shares, each as represented (in person or by proxy) at the general meeting. Dissolution and liquidation by court order is possible if (1) Transocean becomes bankrupt or (2) Transocean Shareholders holding at least 10% of Transocean’s share capital so request for valid reasons. Under Swiss law, any surplus arising out of liquidation (after the settlement of all claims of all creditors) is distributed in proportion to the paid-up par value of Transocean Shares held. The amount exceeding the par value of the Transocean Share is subject to Swiss withholding tax of 35%. Transocean Shares carry no privilege with respect to such liquidation surplus.
Uncertificated Shares
Transocean Shares have been issued in uncertificated form in accordance with article 973c of the Swiss Code, are registered with Computershare Inc., and constitute intermediated securities pursuant to the Swiss Federal Act on Intermediated Securities. In accordance with article 973c of the Swiss Code, Transocean maintains a register of uncertificated securities (Wertrechtebuch).
Stock Exchange Listing
Transocean Shares are listed and trade on the NYSE under the symbol “RIG.”
No Sinking Fund
Transocean Shares have no sinking fund provisions.
No Liability for Further Calls or Assessments
Transocean Shares that have been issued to date are duly and validly issued, fully paid and non-assessable.
No Redemption and Conversion
Transocean Shares are not convertible into shares of any other class or series or subject to redemption either by Transocean or Transocean Shareholders.
Transfer and Registration of Shares
Transocean has not imposed any restrictions applicable to the transfer of Transocean Shares, other than the requirement that an acquirer of Transocean Shares expressly declares to have acquired the shares in its own name and for its own account. Transocean’s share register is maintained by Computershare Inc., which acts as transfer agent and registrar. The share register reflects only record owners of Transocean Shares. Swiss law does not recognize fractional share interests.
So long as and to the extent that Transocean Shares are intermediated securities within the meaning of the Swiss Intermediated Securities Act, (i) any transfer of Transocean Shares is effected by a corresponding entry in the securities deposit account of a bank or a depository institution, (ii) no Transocean Shares can be transferred by way of assignment, and (iii) a security interest in any Transocean Share cannot be granted by way of assignment.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
Summary Unaudited Pro Forma Condensed Combined Financial Information
The following table presents summary selected unaudited pro forma condensed combined financial information regarding the financial condition and results of operations of Transocean as of and for the periods indicated after giving effect to the Business Combination (the “Summary Unaudited Pro Forma Information”).
The Summary Unaudited Pro Forma Information has been derived from, and is based on, the unaudited pro forma condensed combined financial statements giving effect to the Business Combination and has been prepared in accordance with Article 11 of Regulation S-X. The Summary Unaudited Pro Forma Information is provided for illustrative purposes only and is not necessarily, and should not be assumed to be, indicative of the actual results of operations or financial position that Transocean would have achieved had the Business Combination occurred on the dates indicated, nor is it intended to project the future results of operations or financial position of the Combined Company.
The Summary Unaudited Pro Forma Information should be read in conjunction with the unaudited pro forma condensed combined financial statements and notes thereto of Transocean that provide pro forma effect to the Business Combination included as Appendix J to this Joint Proxy Statement, the historical consolidated financial statements and related notes of Transocean in its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026 and its Annual Report on Form 10-K for the year ended December 31, 2025, as well as the historical consolidated financial statements and related notes of Valaris in its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026 and its Annual Report on Form 10-K for the year ended December 31, 2025, which are incorporated by reference into this Joint Proxy Statement and the information under “Risk Factors,” beginning on page 40 of this Joint Proxy Statement.
(in millions, except per share data)	Unaudited pro forma combined information
Summary Unaudited Pro Forma Balance Sheet Information as of March 31, 2026
Cash and cash equivalents	$908
Total current assets	$3,239
Debt due within one year	$329
Long-term debt	$6,092
Controlling interest shareholders’ equity	$15,346
Summary Unaudited Pro Forma Statement of Operations Information for the three months ended March 31, 2026
Contract drilling revenues	$1,546
Operating income	$243
Net income	$5
Net income attributable to controlling interest	$7
Earnings per share, basic and diluted	$—
Summary Unaudited Pro Forma Statement of Operations Information for the year ended December 31, 2025
Contract drilling revenues	$6,334
Operating loss	$(2,079)
Net loss	$(3,358)
Net loss attributable to controlling interest	$(3,354)
Loss per share, basic and diluted	$(1.65)

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND DIRECTORS AND OFFICERS OF VALARIS
The following table shows amounts an percentages of the Valaris Shares (the only class of Valaris securities outstanding and eligible to vote) owned beneficially as of May 13, 2026 (except as noted below) by:
•
each person or group who is known by Valaris to own beneficially more than 5% of Valaris Shares;

•
each of Valaris’ directors;

•
each of Valaris’ “named executive officers”; and

•
all members of the Valaris Board and Valaris’ current executive officers as a group.

Beneficial ownership includes any Valaris Shares as to which a person has the right to acquire within 60 days of May 13, 2026.
The business address for each of the Valaris directors and executive officers listed below is c/o Valaris Limited, 5847 San Felipe St., Suite 3300, Houston, Texas 77057.
Name	Valaris Shares Beneficially Owned(1)	Percentage of Valaris Shares Beneficially Owned
BlackRock, Inc. 50 Hudson Yards, New York, NY 10001	7,887,942(2)	11.39%
Famatown Finance Limited 33 Promachon Eleftherias Street Deana Beach Apartments Block 1, Floor 4 Ayios Athanasios, Limassol, G4, 4103	7,812,190(3)	11.28%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	6,430,650(4)	9.29%
Oak Hill Advisors LP One Vanderbilt, 16th Floor New York, NY 10017	4,797,337(5)	6.93%
Lingotto Investment Management, LLP 7 Seymour Street London, W1H 7JW United Kingdom	3,637,207(6)	5.25%
Named Executive Officers
Anton Dibowitz President and Chief Executive Officer	216,602(7)	—%(7)
Christopher Weber Senior Vice President and Chief Financial Officer	52,918(7)	—%(7)
Gilles Luca Senior Vice President and Chief Operating Officer	100,734(7)	—%(7)
Matthew Lyne Senior Vice President and Chief Commercial Officer	46,137(7)	—%(7)
Davor Vukadin Senior Vice President, General Counsel and Secretary	26,881(7)	—%(7)
Non-Executive Directors
Elizabeth D. Leykum Chair of the Board	43,019(7)	—%(7)

Name	Valaris Shares Beneficially Owned(1)	Percentage of Valaris Shares Beneficially Owned
Dick Fagerstal(a) Director	22,023(7)	—%(7)
Joseph Goldschmid(b) Director	—(7)	—%(7)
Catherine J. Hughes Director	13,352(7)	—%(7)
Kristian Johansen Director	7,564(7)	—%(7)
All current directors and executive officers as a group (10 persons)	529,230(7)	—%(7)

(a)
Excludes 11,385 deferred RSUs that are vested or will vest within 60 days of May 13, 2026 but not yet settled.

(b)
Excludes 36,372 deferred RSUs that are vested or will vest within 60 days of May 13, 2026 but not yet settled.

(1)
As of May 13, 2026, there were 69,251,780 Valaris Shares outstanding. Unless otherwise indicated, each person or group has sole voting and dispositive power with respect to all shares.

(2)
Based on the Schedule 13G/A filed on February 6, 2025, BlackRock, Inc. reported as of December 31, 2024, sole voting power over 7,754,975 shares, sole dispositive power over 7,887,942 shares and shared voting and dispositive power over no shares. The business address of BlackRock, Inc. is provided in the table.

(3)
Based on Schedule 13D/A filed on February 11, 2026, Famatown Finance Ltd (“Famatown”), Greenwich Holdings Limited (“Greenwich”) and C.K. Limited reported as of February 9, 2026, shared voting power and shared dispositive power over 7,812,190 shares and sole voting and dispositive power over no shares. C.K. Limited is the trustee of two trusts that indirectly hold all shares of Greenwich and Famatown, and may accordingly be deemed to hold the shares beneficially owned by Greenwich and Famatown. The business address of Famatown is provided in the table. On February 9, 2026, in connection with the execution of the Business Combination Agreement, Famatown and its affiliates entered into a Valaris Shareholder Support Agreement with Transocean pursuant to which, among other things, Famatown and its affiliates agreed to vote their Valaris Shares owned at the time of the Valaris Court Meeting in favor of the transactions contemplated by the Business Combination Agreement. Such Valaris Shareholder Support Agreement does not grant a voting proxy to Transocean.

(4)
Based on the Schedule 13G filed on November 12, 2024, The Vanguard Group reported as of September 30, 2024, sole voting power over no shares, sole dispositive power over 6,275,628 shares, shared voting power over 88,547 shares and shared dispositive power over 155,022 shares. The business address of Vanguard is provided in the table. On March 27, 2026, The Vanguard Group subsequently reported that due to an internal realignment, it no longer has, or is deemed to have, beneficial ownership over these shares, and that certain subsidiaries or business divisions that formerly had, or were deemed to have, beneficial ownership with The Vanguard Group will report beneficial ownership separately (on a disaggregated basis) from The Vanguard Group.

(5)
Based on the Schedule 13D/A filed on February 11, 2026, Oak Hill Advisors L.P. reported as of February 9, 2026, shared voting power and shared dispositive power over 4,797,337 shares and sole voting and dispositive power over no shares. The business address of Oak Hill Advisors L.P. is provided in the table. On February 9, 2026, in connection with the execution of the Business Combination Agreement, Oak Hill Advisors L.P. and its affiliates entered into a Valaris Shareholder Support Agreement with Transocean pursuant to which, among other things, Oak Hill Advisors L.P. and its affiliates agreed to vote their Valaris Shares owned at the time of the Valaris Court Meeting in favor of the transactions contemplated by the Business Combination Agreement. Such Valaris Shareholder Support Agreement does not grant a voting proxy to Transocean.

(6)
Based on the Schedule 13G filed on January 13, 2025, Exor N.V., Giovanni Agnelli B.V., Lingotto Investment Management (UK) Limited and Lingotto Investment Management LLP reported as of October 31, 2024, sole voting and dispositive power over 3,637,207 shares and shared voting and dispositive power over no shares. The address of Giovanni Agnelli B.V. and Exor N.V. is Symphony Building, Gustav Mahlerplein 25, Amsterdam, 1082 MS, The Netherlands. The address of Lingotto Investment Management (UK) Limited and Lingotto Investment Management LLP is provided in the table.

(7)
Ownership is less than 1% of Valaris’ shares outstanding based on 69,251,780 common shares outstanding as of May 13, 2026 and includes for each person the number of shares that such person has the right to acquire within 60 days of such date.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND DIRECTORS AND OFFICERS OF TRANSOCEAN
Security Ownership of Certain Beneficial Owners of Transocean
Listed below are the only persons who, to the knowledge of Transocean, may be deemed to be beneficial owners, as of May 13, 2026, of more than 5% of Transocean Shares.
Name and Address of Beneficial Owners	Shares Beneficially Owned	Percent of Class(1)
Perestroika AS, Perestroika (Cyprus) Ltd.(2) Statminister Michelsensvei 38 5230 Paradis, Norway
Frederik W. Mohn(2) Statminister Michelsensvei 38 5230 Paradis, Norway	97,000,654	8.7%
BlackRock, Inc.(3) 50 Hudson Yards New York, NY 10001	56,117,603	5.0%
The Vanguard Group(4) 100 Vanguard Blvd. Malvern, PA 19355	68,551,328	6.1%

(1)
Unless otherwise required by applicable rules, the percentage indicated is based upon 1,116,622,107 Transocean Shares deemed to be outstanding as of May 13, 2026, which exclude treasury shares held by Transocean or its subsidiaries as of such date or issued into treasury thereafter.

(2)
The number of Transocean Shares and associated percent of class includes information based on the Schedule 13D/A filed with the SEC on February 11, 2026, by Mr. Frederik W. Mohn, Perestroika (Cyprus) Ltd. and Perestroika AS, Form 4 filings by Mr. Mohn, Perestroika (Cyprus) Ltd. and Perestroika AS, and information given to Transocean by Mr. Mohn. According to such filings and information, Mr. Mohn has sole voting power and sole dispositive power with regard to 425,760 Transocean Shares, which consists of: (a) 22,148 Transocean Shares individually owned by Mr. Mohn; and (b) 403,612 vested share units Mr. Mohn has the right to receive based upon his service as a director of Transocean. The total Transocean Shares beneficially owned by Mr. Mohn also includes 96,574,894 Transocean Shares held directly by Perestroika (Cyprus) Ltd.

(3)
The number of Transocean Shares is based upon the Schedule 13G filed with the SEC on April 23, 2025, by BlackRock, Inc. According to the filing, BlackRock, Inc. has sole voting power with regard to 54,509,820 Transocean Shares, and sole dispositive power with regard to 56,117,603 Transocean Shares.

(4)
The number of Transocean Shares is based upon the Schedule 13G/A filed with the SEC on February 13, 2024, by The Vanguard Group. According to the filing, The Vanguard Group has shared voting power with regard to 143,364 Transocean Shares, sole dispositive power with regard to 67,736,275 Transocean Shares and shared dispositive power with regard to 815,053 Transocean Shares.

(5)
On March 27, 2026, The Vanguard Group subsequently reported that due to an internal realignment, it no longer has, or is deemed to have, beneficial ownership over these shares, and that certain subsidiaries or business divisions that formerly had, or were deemed to have, beneficial ownership with The Vanguard Group will report beneficial ownership separately (on a disaggregated basis) from The Vanguard Group.

Security Ownership of Transocean Directors and Executive Officers
The table below shows how many shares each of Transocean’s directors, each of Transocean’s “named executive officers” and all members of the Transocean Board and Transocean’s current executive officers as a group beneficially owned as of May 13, 2026.

Name	Shares Owned(1)	Shares Subject to Right to Acquire Beneficial Ownership(2)	Total Shares Beneficially Owned(3)	Percent of Class(3)
Keelan I. Adamson	1,600,884	220,738	1,821,622	*
R. Thaddeus Vayda	352,635	68,899	421,534	*
Jeremy D. Thigpen	2,501,714	978,664	3,480,378	*
Brady K. Long	1,207,179	287,080	1,494,259	*
Rodderick J. Mackenzie	268,025	99,105	367,130	*
Jason B. Pack	262,103	27,778	289,881	*
Glyn A. Barker	2,984	469,367	472,351	*
Vanessa C.L. Chang	69,200	469,367	538,567	*
Frederico F. Curado	—	463,625	463,625	*
Chadwick C. Deaton	141,000	533,901	674,901	*
Domenic J. “Nick” Dell’Osso, Jr.	—	154,152	154,152	*
Vincent J. Intrieri	20,000	458,865	478,865	*
William F. “Bill” Lacey	—	82,353	82,353	*
Samuel J. Merksamer	—	469,601	469,601	*
Frederik W. Mohn(4)	96,597,042	403,612	97,000,654	8.7%
All directors and executive officers as a group (15 persons)	103,022,766	5,187,107	108,209,873	9.7%

*
Less than 1%.

(1)
The business address of each director and executive officer is c/o Transocean Management Services GmbH, Turmstrasse 30, 6312 Steinhausen, Switzerland. None of the shares beneficially owned Transocean’s directors or executive officers are pledged as security.

(2)
Includes shares that may be acquired within 60 days from May 13, 2026, through the exercise of options held by Messrs. Adamson (220,738), Vayda (68,899), Thigpen (978,664), Long (287,080), Mackenzie (99,105) and Pack (27,778) and all executive officers as a group (1,682,264). Also includes vested share units and unvested share units that will vest within 60 days from May 13, 2026, by Messrs. Barker (469,367), Curado (463,625), Deaton (533,901), Dell’Osso (154,152), Intrieri (458,865), Lacey (82,353), Merksamer (469,601), Mohn (403,612) and Ms. Chang (469,367) and all directors and executive officers as a group (3,504,843).

(3)
The percentage indicated is based upon 1,116,622,107 Transocean Shares deemed to be outstanding as of May 13, 2026, which exclude treasury shares held by Transocean or its subsidiaries as of such date or issued into treasury thereafter, unless otherwise required by applicable rules. As of May 13, 2026, each listed individual (with the exception of Mr. Mohn) and Transocean’s directors and executive officers as a group (excluding Mr. Mohn) beneficially owned less than 1% of outstanding Transocean Shares.

(4)
The number of Transocean Shares and associated percent of class includes information based on the Schedule 13D/A filed with the SEC on February 11, 2026, by Mr. Frederik W. Mohn, Perestroika (Cyprus) Ltd. and Perestroika AS, Form 4 filings by Mr. Mohn, Perestroika (Cyprus) Ltd and Perestroika AS, and information given to Transocean by Mr. Mohn. According to such filings and information, Mr. Mohn has sole voting power and sole dispositive power with regard to 425,760 Transocean Shares, which consists of: (a) 22,148 Transocean Shares individually owned by Mr. Mohn; and (b) 403,612 restricted share units Mr. Mohn has the right to receive based upon his service as a director of Transocean. The total Transocean Shares beneficially owned by Mr. Mohn also includes 96,574,894 shares held directly by Perestroika (Cyprus) Ltd.

COMPARISON OF SHAREHOLDER RIGHTS
Transocean is a Swiss company with its registered office in Steinhausen, Canton of Zug, Switzerland, and Valaris is an exempted company limited by shares incorporated under the laws of Bermuda. Ownership interests in a company incorporated under the laws of Bermuda are fundamentally different from ownership interests in a Swiss company. The rights of Transocean Shareholders are governed by Swiss law and the Transocean Articles. The rights of Valaris Shareholders are governed by Bermuda law and Valaris’ constitutional documents. If the Business Combination is completed, Valaris Shareholders will receive Transocean Shares and become shareholders of Transocean, and their rights as shareholders will be governed by Swiss law and the Transocean Articles. There are many differences between the rights of Valaris Shareholders and those of Transocean Shareholders. See Appendix I to this Joint Proxy Statement for a summary comparison of the material differences between the rights of Valaris Shareholders and Transocean Shareholders, which summary does not purport to be a complete statement of all those differences, or a complete description of the specific provisions referred to in this summary. The identification of specific differences is not intended to indicate that other equally significant or more significant differences do not exist. Valaris Shareholders should carefully read the provisions of Swiss law and the Transocean Articles. Copies of the documents referred to in this summary may be obtained as described under “Additional Information Concerning Transocean and Documents Incorporated by Reference by Transocean” beginning on page 210 of this Joint Proxy Statement.

FUTURE VALARIS SHAREHOLDER PROPOSALS
Valaris plans to hold its annual general meeting for 2026 on June 10, 2026. However, if the Business Combination is consummated, Valaris will become a wholly-owned subsidiary of Transocean, and, consequently, only Transocean (as the sole shareholder) will be entitled to participate in Valaris’ annual general meetings following the consummation of the Business Combination and no further public annual general meetings will be held for Valaris. If the Business Combination is not consummated for any reason, Valaris expects to hold an annual general meeting of Valaris Shareholders in 2027 (the “Valaris 2027 Annual General Meeting”).
Shareholder Proposals in Valaris’ Proxy Statement.   If Valaris holds the Valaris 2027 Annual General Meeting, any Valaris Shareholder intending to present a proposal at the Valaris 2027 Annual General Meeting must deliver such proposal to Valaris principal executive office, in writing and in accordance with SEC Rule 14a-8, no later than December 17, 2026, for inclusion in the proxy statement related to that meeting. The proposal should be delivered to Valaris’ Secretary by certified mail, return receipt requested at 5847 San Felipe, Suite 3300, Houston, Texas, 77057, Attention: Davor Vukadin. In addition, apart from the SEC Rule 14a-8 process described above, if a shareholder wishes to present a proposal at the Valaris 2027 Annual General Meeting or to nominate a person for election as a director, such shareholder and the proposal must comply with the requirements set forth in the Valaris constitutional documents and are subject to any other requirements of law, including that the shareholder give timely notice of the proposal or nomination in writing. To be timely, such notice must be delivered to or mailed and received by Valaris’ Secretary at Valaris’ principal executive offices, not less than 90 days and not more than 120 days before the first anniversary of the preceding year’s Annual General Meeting of Shareholders, subject to any other requirements of law; provided, however, that in the event that the date of the Valaris 2027 Annual General Meeting is not more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder must be delivered no later than 10 days following the earlier of the date on which notice of the Valaris 2027 Annual General Meeting was posted to members or the date on which public announcement of the date of the Valaris 2027 Annual General Meeting was made. Nothing in this paragraph will be deemed to require Valaris to include in its proxy statement and proxy relating to the Valaris 2027 Annual General Meeting any shareholder proposal that may be omitted from the proxy materials of Valaris under applicable regulations of the Exchange Act in effect at the time such proposal is received.
In addition to giving notice pursuant to the advance notice provisions in the Valaris constitutional documents, a shareholder who intends to solicit proxies in support of nominees submitted under these advance notice provisions must also provide the notice required under Rule 14a-19, the SEC’s universal proxy rule, to Valaris’ Secretary regarding such intent no later than April 12, 2027 (or, if the Valaris 2027 Annual General Meeting is called for a date that is more than 30 days before or more than 30 days after such anniversary date, then notice must be provided not later than the close of business on the later of 60 calendar days prior to the Valaris 2027 Annual General Meeting or the 10th calendar day following the day on which public announcement of the Valaris 2027 Annual General Meeting is first made by Valaris).
Any such proposal must also comply with the other provisions contained in the Valaris constitutional documents relating to shareholder proposals, including provision of certain information specified in the Valaris constitutional documents, such as information concerning the nominee of the proposal, if any, and the shareholder and the beneficial owner, as the case may be.
One or more shareholders of record who hold at least 1% of Valaris’ issued and outstanding common shares as of the record date for the Valaris 2027 Annual General Meeting and at the time of such meeting and has complied with the requirements in the Valaris constitutional documents may nominate a director nominee or make a proposal for business. Any proposed nomination or business that does not meet the requirements set forth in the Valaris constitutional documents, other than proposals submitted in compliance with SEC Rule 14a-8 under the Exchange Act, may be declared out of order and may not be considered at the Valaris 2027 Annual General Meeting.
In addition to satisfying the foregoing requirements under the Valaris constitutional documents, to comply with the universal proxy rules under Rule 14a-19 of the Exchange Act, shareholders who intend to solicit proxies in support of director nominees other than Valaris’ nominees must provide notice that sets forth the information required by Rule 14a-19 of the Exchange Act no later than April 12, 2027.

The Valaris Board may refuse to transact any business you propose or to acknowledge your nomination of any person if you fail to comply with the foregoing procedures. You may obtain a copy of the Valaris constitutional documents, in which these procedures are set forth, upon written request to Valaris’ Secretary at 5847 San Felipe, Suite 3300, Houston, Texas, 77057, Attention: Davor Vukadin.

FUTURE TRANSOCEAN SHAREHOLDER PROPOSALS
Shareholder Proposals in Transocean’s Proxy Statement.   Rule 14a-8 under the Exchange Act addresses when a company must include a shareholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the company holds an annual or special meeting of shareholders. Under Rule 14a-8, in order for your proposals to be considered for inclusion in the proxy statement and proxy card relating to Transocean’s 2027 Annual General Meeting, your proposals must be received at our principal executive offices c/o Transocean Ltd., Turmstrasse 30, 6312 Steinhausen, Switzerland by no later than 5:00 p.m. Swiss time on December 1, 2026. However, if the date of the 2027 Annual General Meeting changes by more than 30 days from the anniversary of Transocean’s 2026 Annual General Meeting, the deadline is a reasonable time before Transocean begins to print and mail its proxy materials. Transocean will notify you of this deadline in a Quarterly Report on Form 10-Q, in a Current Report on Form 8-K or in another communication to you. Shareholder proposals must also be otherwise eligible for inclusion. Nothing in this paragraph will be deemed to require Transocean to include in its proxy statement and proxy relating to Transocean’s 2027 Annual General Meeting any shareholder proposal that may be omitted from the proxy materials of Transocean under applicable regulations of the Exchange Act in effect at the time such proposal is received.
Shareholder Proposals and Nominations for Directors to be Presented at Meetings.   If you desire to bring a matter before an annual general meeting and the proposal is submitted outside the process of Rule 14a-8, you must follow the procedures set forth in the Transocean Articles. The Transocean Articles provide generally that, if you desire to propose any business at an annual general meeting (including the nomination of any director), you must give Transocean written notice at least 30 calendar days prior to the anniversary date of the proxy statement in connection with Transocean’s last annual general meeting; provided, however, that if the date of the annual general meeting is 30 calendar days before or after the anniversary date of the last annual general meeting, such request must instead be made by the tenth day following the date on which Transocean has made public disclosure of the date of the annual general meeting. The deadline under the Transocean Articles for submitting proposals will be 5:00 p.m. Swiss time on March 1, 2027, for Transocean’s 2027 Annual General Meeting unless it is more than 30 calendar days before or after May 22, 2027.
In order for the notice to be considered timely under Rule 14a-4(c) of the Exchange Act, proposals must be received no later than 5:00 p.m. Swiss time on February 14, 2027. The request must specify the relevant agenda items and motions, together with evidence of the required shareholdings recorded in the share register, as well as any other information required to be included in a proxy statement pursuant to the rules of the SEC.
If you desire to nominate directors to be presented at an annual general meeting, you must give Transocean written notice within the time period described in the preceding paragraphs. If you desire to nominate directors to be presented at an extraordinary general meeting at which the Transocean Board has determined that directors will be elected, you must give Transocean written notice by the close of business on the tenth day following Transocean’s public disclosure of the meeting date. Notice for the nomination of directors at any general meeting must set forth:
•
Your name and address and the name and address of the person or persons to be nominated;

•
A representation that you are a holder of record of Transocean’s shares entitled to vote at the meeting or, if the record date for the meeting is subsequent to the date required for that shareholder notice, a representation that you are a holder of record at the time of the notice and intend to be a holder of record on the date of the meeting and; in either case, setting forth the class and number of shares so held, including shares held beneficially;

•
A representation that you intend to appear in person (if permitted) or by proxy as a holder of record at the meeting to nominate the person or persons specified in the notice;

•
A description of all arrangements or understandings between you and each nominee you propose and any other person or persons under which the nomination or nominations are to be made by you;

•
Any other information regarding each nominee you propose that would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; and

•
The consent of each nominee to serve as a director if so elected.

In addition to satisfying the foregoing requirements under the Transocean Articles, to comply with the universal proxy rules under Rule 14a-19 of the Exchange Act, shareholders who intend to solicit proxies in support of director nominees other than Transocean’s nominees must provide notice that sets forth the information required by Rule 14a-19 of the Exchange Act no later than March 23, 2027.
The Transocean Board may refuse to transact any business you propose or to acknowledge your nomination of any person if you fail to comply with the foregoing procedures. You may obtain a copy of the Transocean Articles and Transocean Organizational Regulations, in which these procedures are set forth, upon written request to Transocean’s Corporate Secretary, Transocean Ltd., Turmstrasse 30, 6312 Steinhausen, Switzerland.

HOUSEHOLDING
Valaris
The SEC permits Valaris, under certain circumstances, to send a single set of the Notice of Valaris Court Meeting and the related proxy materials to any household at which two or more Valaris Shareholders reside if they appear to be members of the same family. This procedure, referred to as householding, reduces the volume of duplicate information Transocean Shareholders receive and reduces mailing and printing expenses.
In order to take advantage of this opportunity, Valaris has delivered only one copy of the Notice of Valaris Court Meeting or, if you previously requested to receive paper proxy materials by mail, one Joint Proxy Statement to Valaris Shareholders who share an address (unless Valaris received contrary instructions from one or more of the affected Valaris Shareholders prior to the mailing date). However, if any such Valaris Shareholder residing at such an address wishes to receive a separate copy of any of these documents either now or in the future, or if any such Valaris Shareholder who elected to continue to receive separate copies wishes to receive a single copy in the future, that Valaris Shareholder should send a request in writing to Valaris’ offices in the United States, at 5847 San Felipe Street, Suite 3300, Houston, Texas 77057 or by calling +1 (713) 789-1400. Valaris will deliver, promptly upon written or oral request to Valaris’ offices in the United States, a separate copy of the Notice of Valaris Court Meeting and the related proxy materials, as applicable, to a Valaris Shareholder at a shared address to which a single copy of the documents was delivered.
A number of brokerage firms have instituted householding. If your family or others with a shared address have one or more “street name” accounts under which you beneficially own Valaris Shares, you may have received householding information from your broker/dealer, financial institution or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of the proxy materials or wish to revoke your decision to household and thereby receive multiple copies.
Transocean
The SEC permits Transocean, under certain circumstances, to send a single set of the Notice of Transocean Extraordinary General Meeting and the related proxy materials to any household at which two or more Transocean Shareholders reside if they appear to be members of the same family. This procedure, referred to as householding, reduces the volume of duplicate information Transocean Shareholders receive and reduces mailing and printing expenses.
In order to take advantage of this opportunity, Transocean has delivered only one copy of the Notice of Transocean Extraordinary General Meeting or, if you previously requested to receive paper proxy materials by mail, one Joint Proxy Statement to Transocean Shareholders who share an address (unless Transocean received contrary instructions from one or more of the affected Transocean Shareholders prior to the mailing date). However, if any such Transocean Shareholder residing at such an address wishes to receive a separate copy of any of these documents either now or in the future, or if any such Transocean Shareholder who elected to continue to receive separate copies wishes to receive a single copy in the future, that Transocean Shareholder should send a request in writing to Investor Relations at Transocean’s offices in the United States, at 1414 Enclave Parkway, Houston, Texas 77077 or by calling +1 (713) 232-7500. Transocean will deliver, promptly upon written or oral request to Investor Relations, a separate copy of the Notice of Transocean Extraordinary General Meeting and the related proxy materials, as applicable, to a Transocean Shareholder at a shared address to which a single copy of the documents was delivered.
A number of brokerage firms have instituted householding. If your family or others with a shared address have one or more “street name” accounts under which you beneficially own Transocean Shares, you may have received householding information from your broker/dealer, financial institution or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of the proxy materials or wish to revoke your decision to household and thereby receive multiple copies.

ADDITIONAL INFORMATION CONCERNING VALARIS AND DOCUMENTS
INCORPORATED BY REFERENCE BY VALARIS
Valaris files annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. The SEC maintains an internet site, http://www.sec.gov, which contains reports, proxy and information statements and other information regarding issuers that are subject to the SEC’s reporting requirements. Valaris’ website is located at www.valaris.com.
Valaris uses its website as a routine channel for distribution of information that may be deemed material for investors, including news releases, presentations, financial information, statutory filings and corporate governance information. Valaris posts filings on its website as soon as practicable after they are electronically filed with, or furnished to, the SEC, including its annual and quarterly reports on Forms 10-K and 10-Q and current reports on Form 8-K; its proxy statements; and any amendments to those reports or statements. All such postings and filings are available on the “Investors” portion of Valaris’ website free of charge.
SEC rules allow parties to “incorporate by reference” the information Valaris files with the SEC, which means that Valaris can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is an important part of this Joint Proxy Statement. The incorporated documents contain significant information about Valaris, Valaris’ business and Valaris’ finances. Any information contained in this Joint Proxy Statement or in any document incorporated or deemed to be incorporated by reference in this Joint Proxy Statement will be deemed to have been modified or superseded to the extent that a statement contained in this Joint Proxy Statement, or in any other document Valaris subsequently files with the SEC that also is incorporated or deemed to be incorporated by reference in this Joint Proxy Statement, modifies or supersedes the original statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to be a part of this Joint Proxy Statement. Valaris incorporates by reference the following documents Valaris filed with the SEC:
(a)
Valaris’ Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC on February 20, 2026;

(b)
Valaris’ Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 16, 2026;

(c)
Valaris’ Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026 filed with the SEC on May 5, 2026; and

(d)
Valaris’ Current Reports on Form 8-K, filed with the SEC on February 9, 2026, February 10, 2026, and May 5, 2026.

In addition, Valaris incorporates by reference any future filings it makes with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Joint Proxy Statement and prior to the date of the Valaris Court Meeting (other than information furnished pursuant to Item 2.02 or Item 7.01 of any Current Report on Form 8-K, unless expressly stated otherwise therein). Such documents are considered to be a part of this Joint Proxy Statement, effective as of the date such documents are filed. To the extent that any information contained in any Current Report on Form 8-K, or any exhibit thereto, is or was furnished to, rather than filed with, the SEC, such information or exhibit is specifically not incorporated by reference in this Joint Proxy Statement.
You can obtain any of these documents from the SEC, through the SEC’s website at the address described above, or Valaris will provide you with copies of these documents, without charge, upon written or oral request to:
Valaris Limited
5847 San Felipe Street Suite 3300
Houston, TX 77057
(713) 789-1400
YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN OR INCORPORATED BY REFERENCE INTO THIS JOINT PROXY STATEMENT IN DECIDING HOW TO VOTE YOUR VALARIS SHARES. VALARIS HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH

INFORMATION THAT DIFFERS FROM THAT CONTAINED IN THIS JOINT PROXY STATEMENT. THIS JOINT PROXY STATEMENT IS DATED [•], 2026. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS JOINT PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS JOINT PROXY STATEMENT TO VALARIS SHAREHOLDERS SHALL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

ADDITIONAL INFORMATION CONCERNING TRANSOCEAN AND DOCUMENTS
INCORPORATED BY REFERENCE BY TRANSOCEAN
Information regarding Transocean has been incorporated by reference in this Joint Proxy Statement from documents filed by Transocean with the SEC. The documents listed below, which contain important information about Transocean, its business and its financial condition, and which were previously filed by Transocean with the SEC, are specifically incorporated by reference into, and form an integral part of, this Joint Proxy Statement:
(a)
Transocean’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC on February 23, 2026;

(b)
Transocean’s Definitive Proxy Statement on Schedule 14A filed with the SEC on March 31, 2026;

(c)
Transocean’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026 filed with the SEC on May 5, 2026; and

(d)
Transocean’s Current Reports on Form 8-K filed with the SEC on February 9, 2026, February 10, 2026, and May 5, 2026.

Any statement contained in a document incorporated by reference in this Joint Proxy Statement will be deemed to be modified or superseded for purposes of this Joint Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document that also is incorporated by reference in this Joint Proxy Statement modifies or supersedes such statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Joint Proxy Statement.
A copy of these filings will be provided upon oral or written request, other than an exhibit to these filings unless the issuers have specifically incorporated that exhibit by reference into the filing, at no cost. You may request such copies by writing or calling:
Transocean Ltd.
c/o Transocean Offshore Deepwater Drilling Inc.
1414 Enclave Parkway
Houston, Texas 77077
Attn: Investor Relations
+1 (713) 232-7500
YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN OR INCORPORATED BY REFERENCE INTO THIS JOINT PROXY STATEMENT IN DECIDING HOW TO VOTE YOUR TRANSOCEAN SHARES. TRANSOCEAN HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT DIFFERS FROM THAT CONTAINED IN THIS JOINT PROXY STATEMENT. THIS JOINT PROXY STATEMENT IS DATED [•], 2026. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS JOINT PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS JOINT PROXY STATEMENT TO TRANSOCEAN SHAREHOLDERS SHALL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

ADDITIONAL INFORMATION
Additional information relating to Valaris and Transocean may be found on Valaris’ EDGAR profile at www.sec.gov and on Transocean’s EDGAR profile at www.sec.gov as well on Valaris’ website at www.valaris.com and Transocean’s website at www.deepwater.com. The information contained on Valaris’ and Transocean’s websites is not included as a part of, or incorporated by reference into, this Joint Proxy Statement.
Valaris and Transocean file annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet website that contains reports, proxy statements and other information regarding issuers, including Valaris and Transocean, who file electronically with the SEC. The address of that site is www.sec.gov.

APPENDIX A: BUSINESS COMBINATION AGREEMENT
BUSINESS COMBINATION AGREEMENT
between
TRANSOCEAN LTD.
and
VALARIS LIMITED
February 9, 2026

A-i

A-ii

A-iii

A-iv

BUSINESS COMBINATION AGREEMENT
THIS BUSINESS COMBINATION AGREEMENT (this “Agreement”) dated February 9, 2026 (“Agreement Date”)
BETWEEN:
Transocean Ltd., a Swiss corporation (“Transocean”)
- and -
Valaris Limited, an exempted company limited by shares incorporated under the laws of Bermuda with registered number 56245 and having its registered office at Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda (“Valaris”);
WHEREAS Transocean and Valaris wish to complete a transaction involving the acquisition by Transocean of all the issued and outstanding Valaris Shares in exchange for Transocean Shares, all in accordance with the terms set out herein;
AND WHEREAS Transocean and Valaris wish to effect the Business Combination by way of a scheme of arrangement between Valaris and its shareholders pursuant to section 99 of the Companies Act;
AND WHEREAS the Transocean Board and the Valaris Board have determined that it would be in the best interests of Transocean and Valaris, respectively, to enter into this Agreement and to complete the transactions contemplated herein;
AND WHEREAS concurrently with the execution of this Agreement, and as a condition to the willingness of the Parties to enter into this Agreement, Transocean has entered into the Valaris Support Agreements and Valaris has entered into the Transocean Support Agreements;
AND WHEREAS the Parties have entered into this Agreement to provide for the matters referred to in the foregoing recitals and for other matters related to the transactions herein provided for;
AND WHEREAS for U.S. federal income Tax purposes the Parties intend that (a) the Business Combination shall qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code, and (b) this Agreement be adopted as a “plan of reorganization” for purposes of Sections 354, 361 and 368 of the Internal Revenue Code and the U.S. Treasury Regulations promulgated thereunder.
NOW THEREFORE in consideration of the foregoing premises and the representations, warranties, covenants and agreements herein contained as well as other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged and accepted), and intending to be legally bound hereby, the Parties covenant and agree as follows:
ARTICLE 1
INTERPRETATION
1.1    Definitions.
Whenever used in this Agreement, including the preamble and recitals hereto, unless there is something in the context or subject matter inconsistent therewith, the following defined words and terms have the indicated meanings and grammatical variations of such words and terms have corresponding meanings:
“Acceptable Confidentiality Agreement” means a confidentiality agreement having provisions as to confidential treatment of information that are substantially similar to those contained in the confidentiality provisions of the Confidentiality Agreement and which does not (a) include any provision calling for an exclusive right to negotiate with Valaris or Transocean, as applicable, (b) provide for the reimbursement by Valaris or any of its Subsidiaries or Transocean or any of its Subsidiaries, as applicable, of any counterparty costs or expenses, or (c) in any way prohibit or restrict Valaris or Transocean, as applicable, from complying with its respective obligations under this Agreement (it being understood that such confidentiality agreement need not contain a standstill provision or otherwise restrict the making, or amendment, of an Acquisition Proposal (and related communications) to a Party’s board of directors (or a committee thereof));

“Acquisition Proposal” means, with respect to either Party, any bona fide proposal from any Person or group (as defined in or under Section 13 of the U.S. Exchange Act), whether or not in writing, for the (a) direct or indirect acquisition or purchase by such Person or group of a business or assets that constitutes twenty percent (20%) or more of the net revenues, net income or the assets (based on the fair market value thereof) of such Party and its Subsidiaries, taken as a whole, (b) direct or indirect acquisition by such Person or group or purchase of twenty percent (20%) or more of any class of equity securities or capital stock of such Party or any of its Subsidiaries whose business constitutes twenty percent (20%) or more of the net revenues, net income or assets (based on the fair market value thereof) of such Party and its Subsidiaries, taken as a whole, or (c) merger, amalgamation, consolidation, reorganization, share exchange, tender offer, spin-off, joint venture, partnership, scheme of arrangement, restructuring, transfer of assets or other business combination, sale of shares of capital stock, tender offer, exchange offer, recapitalization or other similar transaction that if consummated would result in such Person or group beneficially owning twenty percent (20%) or more of any class of equity securities of such Party or any of its Subsidiaries whose business constitutes twenty percent (20%) or more of the net revenues, net income or assets (based on the fair market value thereof) of such Party and its Subsidiaries, taken as a whole, in each case, other than the transactions contemplated by this Agreement;
“Action” means any claim, demand, cause of action, action, audit, suit, litigation, proceeding, arbitration proceeding or appeal by or before any Governmental Authority;
“Additional Transocean Resolution” means the resolution to be adopted by the Transocean Shareholders at the Transocean Meeting to approve the election of a special audit firm, in addition to Transocean’s statutory auditor, for a term until the next annual general meeting;
“Adverse Recommendation Change” has the meaning ascribed thereto in Section 7.1(d);
“affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, or is controlled by, or is under common control with, such Person; provided that for purposes of this Agreement and the Support Agreements, with respect to Transocean or Valaris, as applicable, the term “affiliate” shall not include, and no provision of this Agreement shall be applicable to, (a) any investment funds, accounts or companies advised or managed by any equityholder or shareholder of either Transocean or Valaris or any affiliate thereof (“Related Parties”), (b) the direct or indirect portfolio companies of investment funds, accounts and companies advised or managed by any Related Party or (c) any of their respective affiliates. For this purpose, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise;
“Agreement,” “herein,” “hereof,” “hereto,” “hereunder” and similar expressions mean and refer to this Business Combination Agreement (including the Schedules hereto) as supplemented, modified or amended, and not to any particular article, section, schedule or other portion hereof;
“Agreement” has the meaning set forth in the preamble;
“Agreement Date” has the meaning set forth in the preamble;
“Anti-Corruption Laws” means collectively, the FCPA, the United Kingdom Bribery Act 2010, any national and international Law enacted to implement the OECD Convention on Combating Bribery of Foreign Officials in International Business Transactions, and any other Applicable Law(s) relating to bribery and/or corruption;
“Antitrust Authority” means the U.S. Federal Trade Commission, the Antitrust Division of the U.S. Department of Justice, or any other Governmental Authority of any jurisdiction with responsibility for enforcing any Antitrust Laws;
“Antitrust Law” means any statute, law, ordinance, rule or regulation of any jurisdiction or any country designed to prohibit, restrict or regulate actions for the purpose or effect of monopolization, lessening of competition, restraining trade or abusing a dominant position, including, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, the Sherman Act, as amended, the Clayton Act, as amended, the Federal Trade

Commission Act, as amended, and any law, rule, or regulation requiring or permitting parties to submit any notification or filing to an Antitrust Authority regarding any transaction, merger, acquisition or joint venture;
“Applicable Bermuda Laws” means, collectively, the Companies Act and every other applicable statute of Bermuda and the respective rules and regulations under such laws, together with applicable published national, multilateral and local policy statements, instruments, notices and blanket orders of Bermuda;
“Applicable Laws” means, in any context that refers to one or more Persons or its or their respective businesses, activities, properties, assets, undertakings or securities, the Laws that apply to such Person or Persons or its or their respective businesses, activities, properties, assets, undertakings or securities and emanate from a Governmental Authority having jurisdiction over the Person or Persons or its or their respective businesses, activities, properties, assets, undertakings or securities and, for greater certainty, includes Applicable Swiss Laws, Applicable Bermuda Laws and Applicable U.S. Securities Laws;
“Applicable Swiss Laws” means, collectively, the Laws of Switzerland, whether of federal, cantonal or municipal origin;
“Applicable U.S. Securities Laws” means federal and state securities legislation of the United States (including the U.S. Securities Act and the U.S. Exchange Act) and all rules, regulations and orders promulgated thereunder and all rules and regulations of the NYSE;
“Book-Entry Valaris Shares” has the meaning ascribed thereto in Section 2.5(b)(ii);
“Burdensome Condition” means any obligation to (a) sell, hold separate, divest, or discontinue, before or after the Effective Time, any material assets, businesses, or interests of Transocean, Valaris, or any of their respective affiliates, or (b) accept any conditions relating to, or changes or restrictions in, the operations of any such assets, businesses, or interests of Transocean, Valaris, or any of their respective affiliates, to the extent that the aggregate of such obligations or restrictions in subsections (a) and (b) herein would have a Material Adverse Effect on (i) Transocean and its Subsidiaries, taken as a whole, or (ii) Valaris and its Subsidiaries, taken as a whole, in each case taking into account the terms and net proceeds of any divestiture or other disposition of assets and Section 5.6(f) of the Transocean Disclosure Schedule;
“Business Combination” means the business combination of Transocean and Valaris resulting from the acquisition by Transocean of all the issued and outstanding Valaris Shares in exchange for Transocean Shares, to be effected by way of a scheme of arrangement between Valaris and the Valaris Shareholders pursuant to section 99 of the Companies Act, on the terms and conditions set out herein, subject to any modifications or amendments to the Scheme of Arrangement made at the direction of the Court;
“Business Day” means any day other than a Saturday, Sunday or a day on which (a) the banks in New York City, New York, Hamilton, Bermuda, or Zug, Switzerland are authorized or required by Applicable Law to be closed or (b) solely for purposes of determining the Effective Time, the Registrar is authorized or required by Law or executive order to be closed;
“Canceled Shares” has the meaning ascribed thereto in Section 2.5(c)(i);
“CFIUS” means the Committee on Foreign Investment in the United States or any U.S. Government agency acting in its capacity as a member of CFIUS or directly involved in CFIUS’s review of the transactions contemplated by this Agreement, including the Business Combination;
“CFIUS Approval” means that (a) CFIUS has issued a written notice that the transactions contemplated by this Agreement and the Business Combination do not constitute a “covered transaction” pursuant to the DPA, (b) CFIUS has issued a written notice to the Parties that it has concluded a review or investigation of the transactions contemplated by this Agreement and the Business Combination and has concluded all action under the DPA, or (c) if CFIUS has sent a report to the President of the United States requesting the President’s decision, the President has announced a decision not to take any action to suspend or prohibit the transactions contemplated by this Agreement or the Business Combination or the President has not taken any action after fifteen (15) days from the earlier of the date the President received such report from CFIUS or the end of the investigation period; provided, however, that if the written notice described in clause (b) above or the decision of the President described in clause (c) above requires or contemplates that Transocean or any of its affiliates take or agree to take, or will take or agree to take, any actions that would, individually or in the aggregate, reasonably be expected to constitute a Burdensome Condition, then the issuance of such written notice or decision will not constitute CFIUS Approval unless Transocean agrees to accept such Burdensome Condition;
“Clean Team Agreement” means the clean team agreement, dated January 28, 2026, by and between Transocean and Valaris;
“Companies Act” means the Companies Act 1981 of Bermuda, as amended;
“Confidentiality Agreement” means the Confidentiality Agreement, dated January 20, 2026, between Transocean and Valaris;
“Continuation Period” has the meaning ascribed thereto in Section 5.8(a);
“Continuing Employee” has the meaning ascribed thereto in Section 5.8(a);
“Contract” means, with respect to a Party, a contract, lease, instrument, note, bond, debenture, mortgage, agreement, arrangement or understanding, written or oral, to which such Party, or any of its Subsidiaries, is a Party or under which such Party or any of its Subsidiaries is bound, has unfulfilled obligations or contingent liabilities or is owed unfulfilled obligations, whether known or unknown, and whether asserted or not;
“Convening Hearing” means the hearing before the Court at which the Interim Order is granted;
“Converted Transocean Awards” has the meaning ascribed thereto in Section 2.7(g);
“Court” means the Supreme Court of Bermuda;
“Depositary” means the Person appointed by the Parties in connection with the Business Combination for the purpose of receiving deposits of certificates formerly representing Valaris Shares;
“DGCL” means the General Corporation Law of the State of Delaware;
“DPA” means Section 721 of Title VII of the Defense Production Act of 1950, as amended (50 U.S.C.§ 4565), and all rules and regulations thereunder, including those codified at 31 C.F.R. Parts 800 et seq.;
“DTC” has the meaning ascribed thereto in Section 2.5(b)(ii);
“Effect” has the meaning ascribed thereto in the definition of “Material Adverse Effect”;
“Effective Time” means the time on the date on which the Sanction Order is filed with the Registrar in accordance with section 99 of the Companies Act;
“Election Resolutions” has the meaning ascribed thereto in Section 2.6(b);
“Encumbrance” means any mortgage, pledge, assignment, charge, lien, security interest, adverse interest in property, other third-party interest or encumbrance of any kind whether contingent or absolute, and any agreement, option, right or privilege (whether by Law, Contract or otherwise) capable of becoming any of the foregoing;
“Environment” means the natural components of the earth and includes: (a) any land (including land surface or subsurface strata), soil or underground space, surface water, ground water, body of water, sediment, and air (including all layers of the atmosphere), (b) all organic and inorganic matter and living organisms, (c) the interacting natural systems that include components referred to in clauses (a) and (b), (d) the environment or natural environment as defined in any Environmental Laws; and (e) any other environmental medium or natural resource;
“Environmental Laws” means, with respect to any one or more Persons or its or their business, activities, property, assets or undertaking, all Laws relating to the Environment or health and safety matters of the jurisdictions applicable to such Person or Persons or its or their business, activities, property, assets or undertaking, including Laws relating to the storage, use, handling, generation, manufacture, processing, labelling, advertising, sale, display, transportation, treatment, recycling, Release, remediation, removal, cleanup or disposal of, or exposure to, Hazardous Substances;
“Environmental Permit” means any permit, consent, approval, certificate, identification number, registration, or other similar authorization issued or otherwise granted by any Governmental Authority pursuant to any Environmental Law;
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and the regulations promulgated thereunder;
“Transocean” means Transocean Ltd., a Swiss corporation;
“Transocean Board” means the board of directors of Transocean;
“Transocean Board Recommendation” has the meaning ascribed thereto in Section 4.2(a);
“Transocean Constitutional Documents” means the articles of association and the organizational regulations of Transocean;
“Transocean Data Room” means the electronic data room, made available by Transocean to Valaris and its Representatives in connection with the transactions contemplated hereby;
“Transocean Disclosure Schedules” means the disclosure schedules dated the Agreement Date from Transocean to Valaris;
“Transocean Employee Plans” means (a) any “employee benefit plan” as defined in ERISA Section 3(3), whether or not subject thereto, and (b) each other employment, individual consulting, compensation, deferred compensation, cash incentive, equity or equity-based incentive, profit sharing, commission, variable compensation, bonus, pension, retirement, supplemental retirement, severance, termination, supplemental unemployment, change of control or other transaction-based incentive or retention incentive, golden parachute, health and welfare, medical, dental, vision, life insurance, accident, disability, vacation, paid time off, sick pay or other leave benefits, cafeteria, retiree, reimbursement, fringe benefit and other employee benefit plan, program, policy or other arrangement, (i) maintained, sponsored, contributed to or required to be contributed to by Transocean or any Transocean Subsidiary for the benefit of any present or former Transocean Employees or Transocean Independent Contractors, or (ii) with respect to which Transocean or any Transocean Subsidiary has any actual or potential liability or obligation;
“Transocean Employees” means individuals employed by Transocean or a Transocean Subsidiary on a full-time, part-time or temporary basis, and for greater certainty includes officers of Transocean;
“Transocean Excess Shares has the meaning ascribed thereto in Section 2.5(d);
“Transocean Fairness Opinion” means the opinion of Evercore Group L.L.C., as financial advisor to Transocean, to the effect that, as of the date of such opinion, and based upon and subject to the assumptions made and limitations and qualifications set forth therein, the Exchange Ratio pursuant to this Agreement and the Scheme of Arrangement contemplated thereby is fair, from a financial point of view, to Transocean;
“Transocean Financial Statements” means the audited consolidated financial statements of Transocean included in or incorporated by reference into the Transocean SEC Documents, together with the related notes and schedules thereto;
“Transocean Fleet Assets” has the meaning ascribed thereto in Section 4.23(a);
“Transocean Group” has the meaning ascribed thereto in Section 5.1(a);
“Transocean Incentive Plan” means the Amended and Restated 2015 Transocean Long-Term Incentive Plan;
“Transocean Incentive(s)” means any awards of or denominated in Transocean Shares held by current or former employees or independent contractors of Transocean or its Subsidiaries, including any such awards issued or granted under the Transocean Incentive Plan;

“Transocean Independent Contractors” means non-employee service providers engaged by Transocean or a Transocean Subsidiary on a full-time, part-time or temporary basis, and for greater certainty includes directors of Transocean;
“Transocean Information” means the information describing Transocean and its business, operations and affairs required to be included or incorporated by reference in the Proxy Statement under Applicable Laws;
“Transocean IP” has the meaning ascribed thereto in Section 4.25;
“Transocean IT” has the meaning ascribed thereto in Section 4.25;
“Transocean Joint Venture Partner” means any corporation, partnership, limited liability company or other entity (other than the Transocean Subsidiaries) set forth on Section 4.4 of the Transocean Disclosure Schedule;
“Transocean Leased Real Property” has the meaning ascribed thereto in Section 4.16;
“Transocean Leases” has the meaning ascribed thereto in Section 4.16;
“Transocean Material Contracts” means the Contracts described in Section 4.12, together with all exhibits, schedules and amendments to such Contracts;
“Transocean Meeting” means the extraordinary general meeting of Transocean Shareholders to be called to permit the Transocean Shareholders to consider, vote on and approve the Transocean Shareholder Resolutions, and any adjournment(s) or postponement(s) thereof;
“Transocean Notes” means any debt securities issued as notes by Transocean;
“Transocean Owned Real Property” has the meaning ascribed thereto in Section 4.16;
“Transocean Related Parties” has the meaning ascribed thereto in Section 9.5(b);
“Transocean Required Approval” means, in each case subject to the presence quorum requirement that at least a majority of all Transocean Shares entitled to vote be present or represented at the Transocean Meeting at the time the meeting proceeds to business:
(a)   for the Share Issuance Resolutions: two-thirds of the issued Transocean Shares and the majority of the aggregate par value of the issued Transocean Shares, each as present or represented at the Transocean Meeting;
(b)   for the Election Resolutions: the majority of the votes cast at the Transocean Meeting; and
(c)   for the Additional Transocean Resolution: the majority of the votes cast at the Transocean Meeting;
“Transocean SEC Documents” has the meaning ascribed thereto in Section 4.10(a);
“Transocean Shareholder Resolutions” means:
(a)   the Share Issuance Resolutions;
(b)   the Election Resolutions; and
(c)   the Additional Transocean Resolution;
“Transocean Shareholders” means the holders of Transocean Shares;
“Transocean Shares” means the registered shares of Transocean with a par value of USD 0.10 each (or such other par value as in effect from time to time);
“Transocean Subsidiaries” means the Subsidiaries of Transocean that are “significant subsidiaries” within the meaning of Rule 1-02 of Regulation S-X of the U.S. Exchange Act;
“Transocean Support Agreements” means the support agreements entered into between the Transocean Supporting Shareholders and Valaris, dated as of the Agreement Date;

“Transocean Termination Fee” has the meaning ascribed thereto in Section 9.4;
“Exchange Fund” has the meaning ascribed thereto in Section 2.5(a);
“Exchange Ratio” means the exchange ratio of 15.235 Transocean Shares for each Valaris Share;
“FCPA” means the U.S. Foreign Corrupt Practices Act of 1977, 15 U.S.C. §§ 78dd-1, et seq., as amended;
“Financing” means any debt and/or equity financing, including any replacement, refinancing or alternative financing, arranged in connection with the transactions under this Agreement;
“FDI Authority” means any relevant Governmental Authority acting pursuant to an FDI Law;
“FDI Law” means any applicable Law, including any state, national or multi-jurisdictional Law, that is designed or intended to prohibit, restrict, or regulate actions to acquire interests, including contingent interests, in or control over, equities, securities, entities, assets, real estate, land, or interests or to otherwise screen investments, in each case on national interest, public order or security, or national security or similar grounds;
“Fraud” means, an actual, intentional and willful misrepresentation in the making of a representation or warranty expressly set forth in Article 3 or Article 4 of this Agreement by the Party making such representation or warranty; provided that Fraud shall only be deemed to exist if at the time such representation or warranty was made: (a) such representation or warranty was materially inaccurate, (b) the Party making such representation or warranty had actual knowledge (and not imputed or constructive knowledge) that such representation or warranty was materially inaccurate, (c) such Party had the specific intent to deceive the Other Party and induce such Other Party to enter into this Agreement and (d) such Other Party reasonably relied on such inaccurate representation or warranty in entering into this Agreement. A claim for Fraud may only be made against the Party committing such Fraud, and “Fraud” shall not include any claim for equitable fraud, promissory fraud, or any tort (including a claim for fraud) based on constructive or imputed knowledge, negligence, recklessness or a similar theory;
“GAAP” means generally accepted accounting principles in the U.S., consistently applied;
“Governmental Authority” means any: (a) multinational or supranational body, legislative, judicial or regulatory entity or authority, (b) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature, (c) U.S. or non-U.S. federal, territorial, provincial, state, regional, municipal or local government, (d) instrumentality, subdivision, department, ministry, board, court, administrative agency or commission, or other governmental entity, authority or instrumentality or political subdivision thereof, (e) any quasi-governmental body exercising any executive, legislative, judicial, regulatory, taxing, importing or other governmental functions or (f) any stock exchange or self-regulatory organization;
“Governmental Official” means (a) any Person who is an agent, representative, official, officer, director or employee of any Governmental Authority, (b) any Person acting in an official capacity for or on behalf of any such Governmental Authority or (c) any political party or official thereof;
“Hazardous Substances” means all material, substance and waste that is prohibited, listed, defined, designated, classified or regulated under or pursuant to any Environmental Laws due to its dangerous, hazardous, toxic or other deleterious properties, and specifically including petroleum and all derivatives thereof and synthetic substitutes therefor, asbestos or asbestos-containing materials in any form or condition, per- and poly-fluoroalkyl substances, radioactive materials, and polychlorinated biphenyls;
“Hedging Transaction” means (a) any transaction which is a rate swap transaction, basis swap, forward rate transaction, commodity loan, commodity consignment, commodity lease, commodity swap, commodity option, commodity purchase or sale (including, a forward Contract and whether settled by physical or financial delivery), equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option, transaction to buy, sell, borrow or lend securities or any other similar transaction (including any option with respect to any of these transactions); and (b) any derivative or combination of these transactions;
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder;

“Indemnified Parties” has the meaning ascribed thereto in Section 7.4(a);
“Information Technology” means all: (a) computer, information technology, data processing, and communications systems, components and facilities, including all software, hardware, networks, platforms, databases, telecommunications equipment, and operating systems; and (b) equipment relating to the transmission, storage, maintenance, organization, presentation, generation, processing, or analysis of data and information, whether or not in electronic format;
“Intellectual Property Rights” means all intellectual property rights throughout the world, including rights in (a) patents and patent applications, (b) trademarks, trade names, service marks, domain names, and similar identifiers of source or origin together with the goodwill connected with the use of and symbolized by, (c) copyrights and works of authorship including all moral rights therein, whether or not registered, (d) trade secrets, know-how, confidential information and proprietary rights in technology, data and software (including source code and object code), (e) all intellectual property rights in the foregoing and similar intangible rights, and (f) all applications and registrations for, as well as divisionals, continuations, reissues, extensions and renewals, for any of the foregoing;
“Interim Order” means the order of the Court pursuant to section 99(1) of the Companies Act, granting Valaris permission to convene the Valaris Court Meeting and containing directions relating to the Valaris Court Meeting and the Scheme of Arrangement generally, as such order may be affirmed, amended or modified by the Court prior to the Effective Time;
“Internal Revenue Code” means the United States Internal Revenue Code of 1986, as amended;
“Key Regulatory Approval(s)” has the meaning ascribed thereto in Section 6.1(e) of the Transocean Disclosure Schedule.
“Laws” means all laws (including, for greater certainty, common law), statutes, regulations, bye-laws, statutory rules, Orders, ordinances, protocols and codes, enacted by a Governmental Authority (including all Applicable Laws);
“Matching Period” has the meaning ascribed thereto in Section 7.1(g);
“Material Adverse Effect” means, with respect to either Party, any fact or state of facts, circumstance, change, effect, occurrence or event (collectively, “Effects”) that has had or would reasonably be expected to have, individually or in the aggregate, a materially adverse effect on the business, results of operations or financial condition of the Party and its Subsidiaries, taken as a whole, except to the extent of any Effect resulting from or arising in connection with:
(a)   any Effect generally affecting the industries, markets, businesses or segments thereof in which such Party and its respective Subsidiaries operate;
(b)   any Effect relating to global, international, national or regional political conditions (including strikes, government shutdowns, lockouts, riots, blockades or facility takeover for emergency purposes, trade protectionist barriers, trade policies or similar actions) or in general economic, business, banking, regulatory, currency exchange, interest rate, rates of inflation or market conditions or in national or global financial, securities, credit or capital markets;
(c)   any change, development or condition resulting from any act of terrorism (including cyber-terrorism), sabotage, cyber attacks, social protest or unrest, military conflict or any outbreak of hostilities or declared or undeclared war, or any escalation or worsening of any of the foregoing or any response of Governmental Authorities to any of the foregoing;
(d)   any adoption, proposal, implementation or change in Law or in any interpretation, application or non-application of any Laws by any Governmental Authority (including, for greater certainty, any change to applicable taxing legislation or to tax rates);
(e)   any change in applicable generally accepted accounting principles, including GAAP, or changes in regulatory accounting requirements applicable to the industries in which the Party operates;

(f)   any climatic, earthquake or other natural event or condition (including weather conditions and any natural disaster) or act of God, man-made disaster, or other comparable event or any escalation or worsening of any of the foregoing or any response of Governmental Authorities to any of the foregoing;
(g)   any epidemic, pandemic, disease outbreak, other health crisis or public health event or any escalation or worsening of any of the foregoing or any response of Governmental Authorities to any of the foregoing;
(h)   any change in the market price for crude oil, natural gas or related hydrocarbons on a current or forward basis;
(i)   any actions taken (or omitted to be taken) at the written request of the Other Party;
(j)   any action taken by the Party or any of its Subsidiaries that is required pursuant to this Agreement (excluding any obligation to act in the ordinary course of business, but, for greater certainty, including any steps taken pursuant to Sections 5.3) or the failure to take any action prohibited by this Agreement;
(k)   the execution, announcement, pendency or performance of this Agreement or the consummation of the Business Combination or the identity of the Other Party or any of its affiliates;
(l)   the failure of the Party to meet any internal, published, public or analyst projections, forecasts, guidance or estimates, including, of revenues, earnings or cash flows (it being understood that, unless subject to another exclusion set forth in this definition, the causes underlying such failure may be taken into account in determining whether a Material Adverse Effect has occurred);
(m)   any decline in the market price, credit rating or trading volume of any securities of the Party or the Party’s corporate credit rating (it being understood that, unless subject to another exclusion set forth in this definition, the causes underlying such change in market price, credit rating or trading volume may be taken into account in determining whether a Material Adverse Effect has occurred);
(n)   any Action commenced by any shareholder of a Party arising out of or relating to this Agreement or the Business Combination; or
(o)   any change to any existing, or the imposition of any import or export restriction, prohibition, tariff, duty, charge or Tax imposed by any Governmental Authority;
provided, however, that: (i) with respect to clauses (a) through and including (h), such Effect shall be taken into account in determining whether a Material Adverse Effect has occurred to the extent it has a materially disproportionate effect on the business, results of operations or financial condition of the Party and its Subsidiaries, taken as a whole, relative to other comparable companies and entities operating in the industries and markets in which the Party operates (in which case the incremental disproportionate effect may be taken into account in determining whether there has been, or is reasonably expected to be, a Material Adverse Effect); and (ii) references in certain sections of this Agreement to dollar amounts are not intended to be, and shall not be deemed to be, illustrative or interpretive for purposes of determining whether a “Material Adverse Effect” has occurred;
“New Plans” has the meaning ascribed thereto in Section 5.8(b);
“Non-Continuing Valaris Individuals” has the meaning ascribed thereto in Section 2.6(a);
“Notice of Superior Proposal” has the meaning ascribed thereto in Section 7.1(g);
“NYSE” means the New York Stock Exchange;
“Old Plans” has the meaning ascribed thereto in Section 5.8(b);
“Order” means all judicial, arbitral, administrative, ministerial, departmental or regulatory judgments, injunctions, orders, decisions, rulings, determinations, awards, or decrees of any Governmental Authority (in each case, whether temporary, preliminary or permanent);
“Other Party” means (a) with respect to Transocean, Valaris; and (b) with respect to Valaris, Transocean;

“Other Party Group” means (a) with respect to Transocean, the Valaris Group; and (b) with respect to Valaris, the Transocean Group;
“Outside Date” means twelve (12) months from the date of this Agreement, as extended pursuant to Section 9.1(b)(v);
“Parties” means Transocean and Valaris, and “Party” means either of them;
“Permitted Encumbrances” means (a) liens for Taxes, assessments or other governmental charges not yet due and delinquent, or the amount or validity of which is being contested in good faith by appropriate proceedings, and for which adequate reserves have been allocated, (b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, landlords’ or other similar liens arising in the ordinary course of business for amounts that are not delinquent, or for which adequate reserves have been allocated, (c) encumbrances, covenants, conditions, restrictions and easements or rights of way on the real property that do not materially interfere with Valaris’s (or any Valaris Subsidiary’s) or Transocean’s (or any Transocean Subsidiary’s), as applicable, existing uses or occupancy of the real property for the operation of the business as currently conducted, (d) zoning, building codes and other Laws regulating the use or occupancy of real property or the activities conducted thereon which are imposed by any Governmental Authority having jurisdiction over such real property and which are not violated by the current use or occupancy of the real property or the operation of the business in any material respect, (e) Encumbrances arising from the terms of Valaris Leases or Transocean Leases (as applicable), and Encumbrances on any fee or other estate or interest superior thereto, (f) Encumbrances that are disclosed on the Valaris Financial Statements or Transocean Financial Statements (as applicable), including the notes thereto, (g) Encumbrances that would be shown on (or discovered by) an accurate and complete title report, inspection or survey of the applicable real property, (h) all existing oil, gas, mineral and other subsurface rights and interests therein of whatever kind, character or form (including any rights to gravel, hard rock aggregate or water extraction), including such rights that have been excepted or reserved prior to the date hereof, (i) pledges and Encumbrances to secure the performance of bids, trade contracts, drilling contracts and leases (other than indebtedness), statutory obligations, surety bonds (other than bonds related to judgments or litigation), appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business (including Encumbrances on cash and cash equivalents to secure letters of credit or bank guarantees issued to support such obligations), and (j) Encumbrances that do not have, individually or in the aggregate, a Material Adverse Effect on Valaris or Transocean (as applicable);
“Person” includes any individual, firm, partnership, joint venture, venture capital fund, association, trust, trustee, executor, administrator, legal personal representative, estate group, body corporate, corporation, unincorporated association or organization, Governmental Authority, syndicate or other entity, whether or not having legal status;
“Personal Information” means any information that is defined as “personal information,” “personally identifiable information,” “personal data” or similar terms under Applicable Law relating to privacy, data protection and the collection, retention, processing, protection and use of such “personal information”;
“Proxy Statement” means the joint proxy statement of Valaris and Transocean to be filed with the SEC pursuant to Section 14(a) of the U.S. Exchange Act and to be sent by Valaris to the Valaris Shareholders (and any other Persons required by the Interim Order) in connection with the Valaris Court Meeting and to be sent by Transocean to the Transocean Shareholders (and any other Persons required by the Companies Act) in connection with the Transocean Meeting;
“Receiving Party” has the meaning ascribed thereto in Section 7.1(f);
“Recovery Costs” has the meaning ascribed thereto in Section 9.5(c);
“Registrar” means the Registrar of Companies of Bermuda appointed under section 3 of the Companies Act;
“Related Party” has the meaning ascribed thereto in the definition of “affiliate”;
“Release” means any release, threatened release, spill, leak, pumping, addition, pouring, emission, emptying, discharge, migration, injection, escape, leaching, disposal, dumping, deposit, spraying, burial, abandonment, incineration, seepage, placement or introduction of a Hazardous Substance, whether accidental or intentional, into or through the Environment;
“Representatives” means the Subsidiaries, officers, directors, employees, financial advisors, legal counsel, accountants, advisors and all other representatives and agents of a Party; provided that for purposes of this Agreement with respect to Transocean or Valaris, the term “Representative” shall not include, and no provision of this Agreement shall be applicable to, (i) any Related Parties, (ii) the direct or indirect portfolio companies of investment funds, accounts and companies advised or managed by any Related Party or (iii) any of their respective affiliates;
“Responding Party” has the meaning ascribed thereto in Section 7.1(f);
“Return” means any written or electronic report, return, statement, claim for refund, estimate, election, declaration, information statement and information return, filed or required to be filed with a Governmental Authority with respect to Taxes, including any attached schedules, supplements, or amendments thereto;
“Sanction Hearing” means the hearing by the Court of the petition seeking the Sanction Order including any adjournment thereof;
“Sanction Order” means the order of the Court for its sanction of the Scheme of Arrangement pursuant to section 99(2) of the Companies Act;
“Sanctioned Jurisdiction” means at any time, any country region, or territory to the extent that such country, region or territory itself is the subject or target of any applicable Sanctions (at the time of this Agreement, Iran, Cuba, North Korea, the Crimea, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the Kherson, and the Zaporizhzhia regions of Ukraine);
“Sanctioned Person” means any Person that is (a) organized under the Laws of, or ordinarily resident in a Sanctioned Jurisdiction, (b) identified on any sanctions-related list maintained by any Governmental Authority, (c) owned fifty percent (50%) or more, in the aggregate, directly or indirectly by, or acting for, on behalf of, or at the direction of, one or more Persons described in clauses (a) or (b) above or (d) otherwise the subject or target of Sanctions;
“Sanctions” means any applicable sanction administered or enforced by the United States Government (including, the U.S. Treasury Department’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, His Majesty’s Treasury or other relevant sanctions authority as applicable);
“Sarbanes-Oxley Act” has the meaning ascribed thereto in Section 3.9(d);
“Scheme Document” means the written document setting out the terms of the Scheme of Arrangement as voted on at the Valaris Court Meeting and sanctioned by the Court as amended from time to time;
“Scheme of Arrangement” means the court sanctioned scheme of arrangement between Valaris and the Valaris Shareholders in accordance with section 99 of the Companies Act for implementation of the Business Combination;
“SEC” means the U.S. Securities and Exchange Commission;
“Share Issuance Resolutions” means the resolutions to be adopted by the Transocean Shareholders at the Transocean Meeting to approve (a) an ordinary capital increase, authorizing the issuance of such number of Transocean Shares as are required to be issued in connection with the Business Combination, and (b) to the extent necessary or advisable, a capital band and/or conditional share capital for purposes of issuing Transocean Shares for the Transocean Incentives, the Valaris Incentives and the Valaris Warrants, and in each case the related amendments to Transocean’s articles of association;
“Subsidiary” means, with respect to any Party, (a) any corporation, company, partnership, association, trust or other form of legal entity of which more than fifty percent (50%) of the issued and outstanding voting securities are, on the date of this Agreement, directly or indirectly owned by such Party, or (b) such Party or any Subsidiary of such Party is a general partner (excluding partnerships in which such Party or any Subsidiary of such Party does not have a majority of the voting interests in such partnership);

“Superior Proposal” means a written Acquisition Proposal (that did not result from or arise in connection with any breach in any material respect of Section 7.1):
(a)   that complies with all Applicable Laws;
(b)   with references in the definition of Acquisition Proposal to “twenty percent (20%)” to be replaced with “fifty percent (50%)”;
(c)   that the applicable Party’s board of directors and any relevant committee thereof has determined in good faith (after consultation with its outside legal counsel and financial advisors) is reasonably capable of being consummated without undue delay, taking into account all legal, financial, regulatory and other aspects of such Acquisition Proposal and the Person making such Acquisition Proposal; and
(d)   that the applicable Party’s board of directors determines in good faith (after consultation with its outside legal counsel and financial advisors) and taking into account all of the terms and conditions such Party’s board of directors considers to be appropriate (but including all legal, financial, regulatory and other aspects of such Acquisition Proposal and this Agreement), and any revisions to the terms and conditions to this Agreement made or proposed and committed to in writing by the Other Party in response to such Acquisition Proposal, to be more favorable to the applicable Party and the shareholders of such Party than the transactions contemplated by this Agreement;
“Support Agreements” means collectively, the Valaris Support Agreements and the Transocean Support Agreements;
“Swiss Tax Law” means Applicable Swiss Laws regarding Taxes.
“Tax” or “Taxes” means all federal, state, provincial or local (in each case, whether U.S. or non-U.S.) taxes, duties, fees, premiums, assessments, imposts, levies and other charges of any kind whatsoever imposed by any Applicable Laws and howsoever denominated, together with all interest, penalties, fines, additions to tax or other additional amounts imposed in respect thereof, including those levied on, or measured by, or referred to as, income, gross receipts, profits, capital, large corporation, inventory, capital gain, net worth, minimum, license, transfer, land transfer, sales, goods and services, harmonized sales, provincial sales, use, value-added, ad valorem, excise, stamp, withholding, business, franchising, property, employer health, payroll, employment, employment insurance, health and health insurance, social services, education and social security taxes, fuel taxes or levies, all surtaxes, all customs duties and import and export taxes, pension plan and workers compensation premiums or contributions, royalties, carbon taxes or levies and other obligations of the same or of a similar nature to any of the foregoing;
“Trade Control Laws” means the Arms Export Control Act (22 U.S.C. § 2778), the International Traffic in Arms Regulations (22 C.F.R. Parts 120-130), the Export Administration Act of 1979, as amended (50 U.S.C. app. 2401-2420), the Export Control Reform Act of 2018 (50 U.S.C. §4801(2)), the Export Administration Regulations (15 C.F.R. Parts 730-774), Sanctions, the laws administered by U.S. Customs and Border Protection (19 C.F.R. Parts 1-199), U.S. anti-boycott regulations administered by the Office of Anti-boycott Compliance of the U.S. Department of Commerce and the Internal Revenue Service and any other applicable U.S. or non-U.S. Laws regulating exports, reexports, transfers, imports, or Sanctions;
“UFLPA” has the meaning ascribed thereto in Section 3.25(e);
“U.S. Exchange Act” means the United States Securities Exchange Act of 1934, as amended;
“U.S. Securities Act” means the United States Securities Act of 1933, as amended;
“U.S. Treasury Regulations” means the U.S. Department of the Treasury regulations promulgated under the Internal Revenue Code;
“Valaris” means Valaris, an exempted company limited by shares incorporated under the laws of Bermuda;
“Valaris Board” means the board of directors of Valaris;

“Valaris Board Approval” has the meaning ascribed thereto in Section 3.2(a);
“Valaris Board Recommendation” has the meaning ascribed thereto in Section 3.2(a);
“Valaris Constitutional Documents” means the memorandum of association and the bye-laws of Valaris;
“Valaris Court Meeting” means the meeting of Valaris Shareholders (and any adjournment thereof) convened at the direction of the Court pursuant to section 99(1) of the Companies Act for the purpose of considering and, if thought fit, approving (with or without modification) the Scheme of Arrangement;
“Valaris Credit Agreement” means that certain Credit Agreement, dated as of April 3, 2023, by and among Valaris, the lenders party thereto from time to time, Citibank, N.A., as administrative agent, and Wilmington Savings Fund Society, FSB, as collateral trustee;
“Valaris Data Room” means the electronic data room made available by Valaris to Transocean and its Representatives in connection with the transactions contemplated hereby;
“Valaris Disclosure Schedule” means the disclosure letter dated the Agreement Date from Valaris to Transocean;
“Valaris Employee Plans” means (a) any “employee benefit plan” as defined in ERISA Section 3(3), whether or not subject thereto, and (b) each other employment, individual consulting, compensation, deferred compensation, cash incentive, equity or equity-based incentive, profit sharing, commission, variable compensation, bonus, pension, retirement, supplemental retirement, severance, termination, supplemental unemployment, change of control or other transaction-based incentive or retention incentive, golden parachute, health and welfare, medical, dental, vision, life insurance, accident, disability, vacation, paid time off, sick pay or other leave benefits, cafeteria, retiree, reimbursement, fringe benefit and other employee benefit plan, program, policy or other arrangement, (i) maintained, sponsored, contributed to or required to be contributed to by Valaris or any Valaris Subsidiary for the benefit of any present or former Valaris Employees or Valaris Independent Contractors, or (ii) with respect to which Valaris or any Valaris Subsidiary has any actual or potential liability or obligation;
“Valaris Employees” means individuals employed by Valaris or a Valaris Subsidiary on a full-time, part-time or temporary basis, and for greater certainty includes officers of Valaris;
“Valaris Equity Plan” means the Valaris 2021 Management Incentive Plan, adopted by the Valaris Board on May 3, 2021, as amended in accordance with its terms from time to time;
“Valaris Explanatory Statement” means the statement explaining the effect of the Scheme of Arrangement to be sent to Valaris Shareholders together with the notice of the Valaris Court Meeting pursuant to section 100 of the Companies Act;
“Valaris Fairness Opinion” means the opinion of Goldman Sachs & Co. LLC, as financial advisor to Valaris, that, as of the date of such opinion, and subject to the assumptions made and limitations and qualifications included therein, the Exchange Ratio is fair from a financial point of view, to the Valaris Shareholders (other than Transocean and its affiliates);
“Valaris Financial Statements” means the audited consolidated financial statements of Valaris included in or incorporated by reference in the Valaris SEC Documents, together with the related notes and schedules thereto;
“Valaris Fleet Assets” has the meaning ascribed thereto in Section 3.22(a);
“Valaris Group” has the meaning ascribed thereto in Section 5.2(a);
“Valaris Incentives” means, collectively, any awards of or denominated in Valaris Shares held by current or former employees or independent contractors of Valaris or its Subsidiaries, including any such awards issued or granted under the Valaris Equity Plan;
“Valaris Independent Contractors” means non-employee service providers engaged by Valaris or a Valaris Subsidiary on a full-time, part-time or temporary basis, including any non-employee directors of Valaris;

“Valaris Information” means the information describing Valaris and its business, operations and affairs required to be included or incorporated by reference in the Proxy Statement under the Valaris Constitutional Documents and Applicable Laws;
“Valaris IP” has the meaning ascribed thereto in Section 3.24;
“Valaris IT” has the meaning ascribed thereto in Section 3.24;
“Valaris Joint Venture Partner” means any corporation, partnership, limited liability company or other entity (other than the Valaris Subsidiaries) set forth on Section 3.4 of the Valaris Disclosure Schedule in which Valaris or any of its Subsidiaries holds a direct or indirect equity, profit, voting or other interest pursuant to a joint venture agreement, partnership agreement or similar Contract;
“Valaris Leased Real Property” has the meaning ascribed thereto in Section 3.15;
“Valaris Leases” has the meaning ascribed thereto in Section 3.15;
“Valaris Material Contracts” means the Contracts described in Section 3.11, together with all exhibits, schedules and amendments to such Contracts;
“Valaris New Award” has the meaning ascribed thereto in Section 2.7(c);
“Valaris Notes” means the 8.375% Senior Secured Second Lien Notes due 2030 issued pursuant to the indenture, dated as of April 19, 2023, among Valaris Limited and Valaris Finance Company LLC, as issuers, the guarantors party thereto from time to time and Wilmington Savings Fund Society, FSB, as trustee and collateral trustee;
“Valaris Owned Real Property” has the meaning ascribed thereto in Section 3.15;
“Valaris PSU” means any performance-based restricted stock unit representing the right to vest in and be issued Valaris Shares by Valaris, whether granted by Valaris pursuant to the Valaris Equity Plan, assumed by Valaris in connection with any merger, acquisition or similar transaction or otherwise issued or granted and whether vested or unvested;
“Valaris Related Parties” has the meaning ascribed thereto in Section 9.5(a);
“Valaris Required Approval” means a majority in number representing seventy-five percent (75%) in value of each class of Valaris Shareholders present and voting either in person or by proxy at the Valaris Court Meeting;
“Valaris RSUs” mean any time-based restricted stock unit representing the right to vest in and be issued Valaris Shares by Valaris, whether granted by Valaris pursuant to the Valaris Equity Plan, assumed by Valaris in connection with any merger, acquisition or similar transaction or otherwise issued or granted and whether vested or unvested;
“Valaris SEC Documents” has the meaning ascribed thereto in Section 3.9(a);
“Valaris Share Certificate” has the meaning ascribed thereto in Section 2.5(b)(i);
“Valaris Shareholders” means the holders of Valaris Shares;
“Valaris Shares” means the common shares, par value $0.01 each, of Valaris;
“Valaris Subsidiaries” means the Subsidiaries of Valaris that are “significant subsidiaries” within the meaning of Rule 1-02 of Regulation S-X of the U.S. Exchange Act;
“Valaris Support Agreements” means the support agreements entered into between the certain Valaris Shareholders and Transocean, dated as of the Agreement Date;
“Valaris Termination Fee” has the meaning ascribed thereto in Section 9.3;
“Valaris Transaction Resolution” means the resolution in respect of the Scheme of Arrangement to be considered and voted on by the Valaris Shareholders at the Valaris Court Meeting, substantially in the form included in Schedule A attached hereto, including any amendments or variations made thereto in accordance with this Agreement or at the direction of the Court in the Interim Order, provided any amendments made at the discretion of the Court in the Interim Order are acceptable to Valaris and Transocean, each acting reasonably;
“Valaris Warrant Agreement” means that certain Warrant Agreement, dated as of April 30, 2021, among Valaris, Computershare, Inc. and Computershare Trust Company, N.A.;
“Valaris Warrants” means the warrants of Valaris issued pursuant to the Valaris Warrant Agreement;
“VStG” has the meaning ascribed thereto in Section 5.3(i)(ii);
“WARN Act” has the meaning ascribed thereto in Section 3.21(h); and
“Willful and Material Breach” means a material breach of this Agreement that results from a deliberate act or omission by a Party, where such Party had actual knowledge that such act or omission would be a material breach of this Agreement and intentionally proceeded with such act or omission; provided that, mere negligence, recklessness, or failure to act, absent such actual knowledge and intent, shall not constitute a Willful and Material Breach; provided, further, that the failure to consummate the Business Combination when required to do so pursuant to this Agreement shall constitute a Willful and Material Breach.
1.2   Interpretation Not Affected by Headings, etc.
The division of this Agreement into articles and sections is for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms “this Agreement,” “hereof,” “herein,” “hereto” and “hereunder” and similar expressions refer to this Agreement (including the Schedules hereto) and not to any particular article, section or other portion hereof and include any agreement or instrument supplementary or ancillary hereto.
1.3   Number, etc.
Words importing the singular number include the plural and vice versa, and words importing the use of any gender include all genders. Where the word “including” or “includes” is used in this Agreement, it means “including (or includes) without limitation.” The use of the words “either,” “or,” “neither,” “nor” and “any” shall not be exclusive, unless context requires otherwise. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” When used in reference to Valaris or its Subsidiaries, the term “material” shall be measured against Valaris and its Subsidiaries, taken as a whole. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant to this Agreement unless otherwise defined therein.
1.4   Date for Any Action.
If any date on which any action is required to be taken hereunder is not a Business Day, such action shall be taken on the next succeeding day that is a Business Day. When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded; and, if the last day of such period is not a Business Day, the period shall end on the next succeeding Business Day. The measure of a period of one month or year for purposes of this Agreement will be the date of the following month or year corresponding to the starting date, and if no corresponding date exists, then the end date of such period being measured will be the next actual date of the following month or year (for example, one month following February 18 is March 18 and one month following March 31 is May 1).
1.5   Entire Agreement.
This Agreement, the Confidentiality Agreement, the Clean Team Agreement (to the extent that the provisions of the Confidentiality Agreement and Clean Team Agreement, respectively, have not been superseded by the provisions of this Agreement), together with the agreements and documents referred to herein and therein, constitute the entire agreement between the Parties pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, between the Parties with respect to the subject matter hereof and thereof. For greater certainty, the Support Agreements are separate agreements between the parties thereto and are unaffected by this Section 1.5.
1.6   Currency.
Unless otherwise indicated, all sums of money referred to in this Agreement are expressed in lawful money of the United States and “$” refers to U.S. dollars.
1.7   Accounting Matters.
Unless otherwise stated, all accounting terms used in this Agreement shall have the meanings attributable thereto under GAAP and all determinations of an accounting nature that are required to be made shall be made in a manner consistent with GAAP.
1.8   Disclosure in Writing; Made Available.
The terms “disclosed” or “made available” (or similar terms) when used in this Agreement shall mean such information or materials have been delivered or produced to the Other Party and their respective Representatives via the Transocean Data Room or Valaris Data Room, as applicable (provided that such information or materials were not removed from such the Transocean Data Room or Valaris Data Room, as applicable, and that the Other Party had continuous access to such information or materials through the execution and delivery of this Agreement), or included in the Transocean SEC Documents or in the Valaris SEC Documents, or otherwise delivered to such party, in each case prior to 5:00 p.m. Eastern Time on the Agreement Date; provided, however, that for purposes of this Agreement, such information or materials shall only be deemed to be “made available” to the extent such information or materials were available for review by the Other Party or its respective Representatives.
1.9   References to Legislation.
References in this Agreement to any statute or sections thereof shall include such statute as amended or substituted and any regulations promulgated thereunder from time to time in effect (provided that for purposes of any representations and warranties contained in this Agreement that are made as of a specific date or dates, references to any statute shall be deemed to refer to such statute, as amended, and to any rules or regulations promulgated thereunder, in each case, as of such date).
1.10   Knowledge.
In this Agreement, references to “to the knowledge of” means the actual knowledge of the Executive Officers of Transocean or Valaris, as the case may be, after such inquiry as such officers shall consider reasonable in the circumstances. For purposes of this Section 1.10 “Executive Officers” in the case of Transocean means each individual listed on Section 1.10 of the Transocean Disclosure Schedules, and in the case of Valaris means each individual listed on Section 1.10 of the Valaris Disclosure Schedule.
1.11    No Strict Construction.
The Parties acknowledge that each Party and their respective legal counsel have reviewed and participated in settling the terms of this Agreement, and the Parties hereby agree that any rule of construction to the effect that any ambiguity is to be resolved against the drafting Party will not be applicable in the interpretation of this Agreement.
1.12    Schedules.
The following schedules attached hereto are incorporated into, and form an integral part of, this Agreement:
SCHEDULE A — Form of Valaris Transaction Resolution
ARTICLE 2
THE BUSINESS COMBINATION AND MEETINGS
2.1    Scheme of Arrangement.
(a)   Subject to the terms and conditions of this Agreement, the Parties agree to implement the Business Combination set out herein pursuant to a Scheme of Arrangement.

(b)   As soon as reasonably practicable, but in no event later than thirty (30) Business Days after the Agreement Date, the Parties shall agree on the form of Scheme Document required to implement the terms of this Agreement; provided, however, that the transactions to be effectuated under the Scheme of Arrangement shall be structured so as to qualify, under applicable Swiss Tax Law (but at all times subject to Applicable Bermuda Law), as a quasi merger in which the Valaris Shares held by the Valaris Shareholders immediately prior to the Effective Time are contributed, or are deemed to be contributed, (as a matter of Swiss law) to Transocean’s capital contribution reserves in exchange for the Transocean Shares issued by Transocean based on the Share Issuance Resolutions. Once agreed, any amendments to the Scheme Document shall be negotiated and agreed in good faith by the Parties. No amendments to the Scheme Document shall be made after the granting of the Sanction Order.
(c)   The Parties shall consult in good faith regarding the timing of the application for the Interim Order and Sanction Order, having regard to the status of the Key Regulatory Approval(s) and the anticipated timing for the Transocean Meeting. As soon as reasonable, taking into account Applicable Bermuda Law and practice and Applicable Swiss Law and practice subject to the availability of the Court, the Key Regulatory Approval(s) and the anticipated date of the Transocean Meeting, Valaris will apply to the Court, in a manner acceptable to Transocean, acting reasonably, for the Interim Order and thereafter will diligently seek the Interim Order in cooperation with Transocean. Upon receipt of the Interim Order, Valaris and Transocean will promptly carry out the terms of the Interim Order to the extent applicable to it.
(d)   The application for an Interim Order referred to in Section 2.1(c) shall request that the Interim Order provide, among other things:
(i)   for the classes of Persons to whom notice is to be provided in respect of the Scheme of Arrangement and the Valaris Court Meeting and for the manner in which such notice is to be provided;
(ii)   for the method and manner in which amendments, revisions or supplements to the Valaris Explanatory Statement (and any other materials sent by Valaris in connection with the Valaris Court Meeting, including the Proxy Statement), including material changes, may be mailed, filed or otherwise publicly disseminated to the Valaris Shareholders, and such other Persons as may be required by the Interim Order;
(iii)   that, in all other respects, other than as ordered by the Court or as required by Applicable Laws, the terms, restrictions and conditions of the Valaris Constitutional Documents, including quorum requirements and all other matters, shall apply in respect of the Valaris Court Meeting;
(iv)   confirmation of the establishment of a record date for the purposes of determining the Valaris Shareholders entitled to receive materials and vote at the Valaris Court Meeting in accordance with the Interim Order;
(v)   that such record date will not change in respect of any adjournment(s) or postponement(s) of the Valaris Court Meeting, unless required by Applicable Laws; and
(vi)   for such other matters as the Parties may agree in writing, each acting reasonably.
(e)   Transocean shall undertake to the Court to be bound by the Scheme of Arrangement and to execute, or procure to be executed, all documents and to do, or procure that all acts and things are done, as may be necessary or desirable to give effect to the Scheme of Arrangement.
(f)   In the application referred to in Section 2.1(c), Valaris shall inform the Court that Transocean intends to rely on the exemption provided by Section 3(a)(10) of the U.S. Securities Act for the issuance of Transocean Shares. Each Person to whom Transocean Shares will be issued on completion of the Business Combination will be given adequate notice in accordance with the Interim Order advising them of their right to attend and appear before the Court at the hearing of the Court for the Sanction Order and providing them with adequate information to enable such Person to exercise such right.
(g)   On the condition that all necessary approvals for the Valaris Transaction Resolution are obtained from the Valaris Shareholders and all necessary approvals for the Share Issuance Resolutions are obtained from the Transocean Shareholders, Valaris shall, as soon as reasonably practicable following the Valaris Court Meeting and the Transocean Meeting but in any event not later than twenty (20) Business Days after the

Valaris Transaction Resolution and the Share Issuance Resolutions are duly passed, but in all cases subject to the availability of the Court, apply for the Sanction Order.
2.2   Proxy Statement and Meetings.
(a)   As soon as reasonably practicable following the execution of this Agreement and in compliance with Applicable Laws, each of Valaris and Transocean shall, as applicable and with assistance from and the participation of the Other Party, each acting reasonably, prepare the Proxy Statement, the Explanatory Statement, together with any other documents required by Applicable Laws in connection with the Valaris Court Meeting and the Transocean Meeting, respectively, and thereafter, in compliance with the Interim Order and Applicable Laws, cause the Proxy Statement and such other documents to be distributed to the Valaris Shareholders and such other Persons as required by the Interim Order the Valaris Constitutional Documents, Applicable U.S. Securities Laws and the Companies Act and to the Transocean Shareholders and such other Persons as required by Applicable Laws and filed with applicable securities regulatory authorities and other Governmental Authorities in all jurisdictions where the same are required to be filed. Notwithstanding anything to the contrary contained in this Agreement, and notwithstanding any Adverse Recommendation Change, (i) subject to Section 2.2(m), each of Valaris and Transocean shall convene and hold the Valaris Court Meeting and the Transocean Meeting, respectively, and ensure that they are convened, held and conducted in compliance with this Agreement and each of the Transocean Constitutional Documents and the Valaris Constitutional Documents, respectively and Applicable Law; (ii) Valaris shall not adjourn, postpone or cancel (or propose the same) the Valaris Court Meeting without the prior written consent of Transocean, such consent not to be unreasonably withheld, conditioned or delayed, except in the case of adjournments or postponements reasonably required (w) to obtain quorum, (x) to allow reasonable additional time for the filing and/or mailing of any supplemental or amended disclosure that Valaris has determined after consultation with outside legal counsel is reasonably likely to be required under Applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by the Valaris Shareholders prior to the Valaris Court Meeting, (y) by Applicable Laws or (z) by a Governmental Authority (in which case, the Valaris Court Meeting shall be reconvened within twenty (20) Business Days), at which Valaris Court Meeting the Valaris Transaction Resolution shall be submitted to the Valaris Shareholders entitled to vote upon such Valaris Transaction Resolution for approval; and (iii) Transocean shall not adjourn, postpone or cancel (or propose the same) the Transocean Meeting without the prior written consent of Valaris, such consent not to be unreasonably withheld, conditioned or delayed, except in the case of adjournments or postponements reasonably required (w) to obtain quorum, (x) to allow reasonable additional time for the filing and/or mailing of any supplemental or amended disclosure that Transocean has determined after consultation with outside legal counsel is reasonably likely to be required under Applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by the Transocean Shareholders prior to the Transocean Meeting, (y) by Applicable Laws or (z) a Governmental Authority (in which case the Transocean Meeting shall be reconvened within twenty (20) Business Days), at which Transocean Meeting the Transocean Shareholder Resolutions shall be submitted to the Transocean Shareholders entitled to vote upon such Transocean Shareholder Resolutions for approval.
(b)   Each of Valaris and Transocean shall, with assistance from and the participation of the Other Party, each acting reasonably, cause the Proxy Statement to be prepared in compliance with Applicable Laws, respectively, and to provide the Valaris Shareholders and the Transocean Shareholders with information in sufficient detail to permit them to form a reasoned judgment concerning the matters to be considered at the Valaris Court Meeting and the Transocean Meeting, respectively, and shall include or incorporate by reference (i) the Valaris Information; (ii) a copy of the Valaris Fairness Opinion; (iii) subject to the terms of this Agreement, the Valaris Board Recommendation; (iv) the Transocean Information; (v) subject to the terms of this Agreement, the Transocean Board Recommendation; (vi) a copy of the Transocean Fairness Opinion; (vii) a summary of the terms of the Support Agreements; and (viii) a copy, and summary of the terms and conditions, of this Agreement.
(c)   Valaris shall use commercially reasonable efforts to, in a timely manner, provide Transocean with all financial statements and financial information required by Applicable Law and reasonably requested by Transocean to prepare required pro forma financial statements for inclusion in the Proxy Statement in the form prescribed by Applicable Laws.

(d)   Transocean shall use commercially reasonable efforts to, in a timely manner, provide Valaris with all financial statements and financial information required by Applicable Law and reasonably requested by Valaris to prepare required pro forma financial statements for inclusion in the Proxy Statement in the form prescribed by Applicable Laws.
(e)   Transocean shall, in a timely manner, provide Valaris with the Transocean Information, and such other information relating to Transocean as Valaris may reasonably request for inclusion in the Proxy Statement.
(f)   Valaris shall, in a timely manner, provide Transocean with the Valaris Information, and such other information relating to Valaris as Transocean may reasonably request for inclusion in the Proxy Statement.
(g)   Each Party shall provide the Other Party and its Representatives with a reasonable opportunity to review and comment on the Proxy Statement and any other relevant documentation and shall give due consideration to all comments made by the Other Party and its Representatives (subject to any Applicable Laws). The Proxy Statement shall be in form and content satisfactory to Valaris and Transocean, each acting reasonably, and shall comply with Applicable Laws.
(h)   Valaris shall use its commercially reasonable efforts to ensure that the Valaris Information provided by it for inclusion in the Proxy Statement does not, on the date the Proxy Statement is first mailed, at the time of any amendment thereof or supplement thereto and at the time of the Transocean Meeting or the Valaris Court Meeting, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.
(i)   Transocean shall use its commercially reasonable efforts to ensure that the Transocean Information provided by it for inclusion in the Proxy Statement does not, on the date the Proxy Statement is first mailed, at the time of any amendment thereof or supplement thereto and at the time of the Transocean Meeting or the Valaris Court Meeting, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.
(j)   Each Party shall promptly notify the Other Party and shall promptly correct any information provided by it for use in the Proxy Statement if and to the extent such information shall have become false or misleading in any material respect or if such Party discovers information relating to itself or any of its affiliates that should have been disclosed in the Proxy Statement so that such Proxy Statement did not omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Parties shall cooperate in the preparation of any such amendment or supplement as is required or appropriate, and Transocean and Valaris shall promptly mail, file or otherwise publicly disseminate any such amendment or supplement to the Valaris Shareholders and such other Persons as required by the Interim Order, Applicable U.S. Securities Laws and the Companies Act and the Transocean Shareholders and such other Persons as required by Applicable Laws and, if required by the Court or by Law, file the same with the applicable securities regulatory authorities and other Governmental Authorities as required.
(k)   Each Party shall promptly (i) notify the Other Party in writing of the receipt of any comments from the SEC related to, or any request from the SEC for amendments or supplements to, the Proxy Statement and (ii) provide the Other Party with a copy of any correspondence received from the SEC related to the Proxy Statement. Each Party shall use reasonable best efforts to (1) cooperate in good faith in connection with, and respond promptly to, any comment from the SEC related to, or any request from the SEC for amendments or supplements to, the Proxy Statement; provided that each of the Parties shall provide the Other Party with a reasonable opportunity to review and comment on any response to any such SEC comment or request and consider in good faith, and give due consideration to, the comments thereon of the Other Party. Neither Party shall, and each Party shall cause their respective controlled affiliates and Representatives not to, agree to participate in any substantive meeting or conference with the SEC, or any member of the staff thereof, related to the Proxy Statement unless it consults with the Other Party in advance and, to the extent permitted by the SEC, allows the Other Party to participate therein.

(l)   Notwithstanding any provision herein to the contrary, the Proxy Statement may not be filed, and no amendment or supplement to the Proxy Statement may be made, without the approval of both Valaris and Transocean, respectively (such respective approvals not to be unreasonably withheld, conditioned, or delayed); provided that the foregoing shall not apply to (i) documents filed by a Party with the SEC that are incorporated by reference into the Proxy Statement, except to the extent any amendment or supplement to such documents relates to information relating to the Other Party or its business, financial condition or results of operations or (ii) an Adverse Recommendation Change.
(m)   The Parties shall cooperate and use their reasonable best efforts to list the hearing for the Interim Order and to schedule and convene, as soon as reasonable, taking into account Applicable Bermuda Law and practice and Applicable Swiss Law and practice, the Valaris Court Meeting and the Transocean Meeting on the same date (subject to any adjournments or postponements required or permitted by this Agreement and without prejudicing the validity of the Share Issuance Resolutions given the statutory expiration date six months after their adoption).
(n)   Each Party shall consult with the Other Party in fixing the record date(s) of the Valaris Court Meeting and the Transocean Meeting, and shall not change such record date(s) for the Valaris Shareholders or the Transocean Shareholders, as applicable, entitled to vote at the Valaris Court Meeting or the Transocean Meeting, as applicable, in connection with any adjournment or postponement of the Valaris Court Meeting or the Transocean Meeting, as applicable, unless required by Law or with the prior written consent of the Other Party.
(o)   Each Party shall provide notice to the Other Party of the Valaris Court Meeting or the Transocean Meeting, as applicable, and allow the Other Party and its Representatives and legal counsel to attend such meeting.
(p)   Each Party shall advise the Other Party, as the Other Party may reasonably request, subject to any limitations under Applicable Laws, as to the aggregate tally of the proxies received by such Party in respect of the Valaris Transaction Resolution and the Transocean Shareholder Resolutions, as applicable.
(q)   The only matters to be voted upon at each of the Valaris Court Meeting and the Transocean Meeting will be (i) in the case of the Valaris Court Meeting, the Valaris Transaction Resolution, (ii) in the case of the Transocean Meeting, the Transocean Shareholder Resolutions, (iii) any adjournment or postponement of the Valaris Court Meeting or the Transocean Meeting in accordance with the terms of this Agreement, (iv) if required by Applicable Law, the shareholder advisory vote contemplated by Rule 14a-21(c) under the U.S. Exchange Act and (v) any other matters as are required by Applicable Law in connection with the foregoing; provided, however, that (A) in the event that Valaris determines, in its reasonable discretion and in accordance with Applicable Law and the bye-laws of Valaris, to combine the Valaris Court Meeting with Valaris’s annual general meeting of shareholders or to hold such annual general meeting of shareholders concurrently with or in close proximity to the Valaris Court Meeting, the matters to be voted upon at such combined, concurrent or proximate meeting may include such matters as are customarily considered at an annual general meeting of shareholders of a Bermuda exempted company or as may be required by Applicable Law, and (B) in the event that Transocean determines, in its reasonable discretion and in accordance with Applicable Law and the articles of association of Transocean, to combine the Transocean Meeting with Transocean’s annual general meeting of shareholders or to hold such annual general meeting of shareholders concurrently with or in close proximity to the Transocean Meeting, the matters to be voted upon at such combined, concurrent or proximate meeting may include such matters as are customarily considered at an annual general meeting of shareholders of a Swiss stock corporation or as may be required by Applicable Law; provided, further, that (x) Valaris shall consult with Transocean prior to finalizing the agenda for any such combined, concurrent or proximate meeting of Valaris and shall consider in good faith any comments received from Transocean in respect thereof, and (y) Transocean shall consult with Valaris prior to finalizing the agenda for any such combined, concurrent or proximate meeting of Transocean and shall consider in good faith any comments received from Valaris in respect thereof.
(r)   Notwithstanding (i) any Adverse Recommendation Change, (ii) any public proposal or announcement or other submission to Valaris or Transocean of an Acquisition Proposal or (iii) anything in this Agreement to the contrary, but subject to the Parties’ right to terminate this Agreement in accordance with its terms, including pursuant to Sections 9.1(e) and 9.1(f) the obligations of each of Valaris and Transocean under Sections 2.2(a)(i) and (ii) and Sections 2.2(b) through (l) shall continue in full force and effect.
2.3   Court Proceedings.
In connection with the Court proceedings relating to obtaining the Interim Order and the Sanction Order, Valaris shall, subject to Applicable Law, including any obligations on counsel for Valaris as officers of the Court:
(a)   provide Transocean and its legal counsel with reasonable opportunity to review and comment upon drafts of all material (other than the Scheme Document) to be filed with the Court in connection with the Scheme of Arrangement, prior to the filing of that material, and give reasonable and due consideration to all comments of Transocean and its legal counsel;
(b)   provide Transocean and its legal counsel on a timely basis a description of any information required to be supplied by Transocean for inclusion in any material to be filed with the Court in connection with the Business Combination, prior to the filing of that material, and will accept the reasonable comments of Transocean and its legal counsel with respect to any such information required to be supplied by Transocean and included in such material and any other matters contained therein;
(c)   provide counsel to Transocean, on a timely basis, with copies of any notice of appearance and evidence served on Valaris or its counsel in respect of the application for the Interim Order and the application for the Sanction Order or any appeal therefrom, and of any notice (written or oral) received by Valaris indicating an intention to oppose the granting of the Interim Order or the Sanction Order or to appeal the Interim Order or the Sanction Order;
(d)   not object to legal counsel to Transocean making such submissions on the application for the Interim Order and the application for the Sanction Order as such counsel considers appropriate, acting reasonably; provided that Valaris is advised of the nature of any submissions prior to the hearing and such submissions are consistent in all material respects with this Agreement and the terms of the Business Combination;
(e)   not file any material with, or make any written submissions to, the Court in connection with the Business Combination or serve any such material, and will not agree to modify or amend materials so filed or served, except as contemplated hereby or with Transocean’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed, on the condition that nothing herein shall require Transocean to agree or consent to, and Transocean shall not be deemed to agree or consent to, any increased purchase price or other consideration or other modification or amendment to such filed or served materials that expands or increases Transocean’s obligations, or diminishes or limits Transocean’s rights, set forth in any such filed or served materials or under this Agreement;
(f)   not consent to any proposal from any Person that the Interim Order or the Sanction Order contain any provision inconsistent with this Agreement, and if required by the terms of the Interim Order or the Sanction Order or by Law to return to Court with respect to the Interim Order or the Sanction Order do so only after notice to, and in consultation and cooperation with, Transocean; and
(g)   if at any time after the issuance of the Sanction Order and prior to the Effective Time, Valaris is required by the terms of the Sanction Order or by Applicable Law to return to Court with respect to the Sanction Order, it shall do so after notice to, and in consultation with, Transocean.
2.4   Effective Time.
Valaris shall file the Sanction Order with the Registrar of Companies, and the Business Combination shall be consummated by the remote exchange of electronic copies of documents and signatures on a date to be agreed upon by Transocean and Valaris that is no later than (a) the second (2nd) Business Day after the satisfaction (or waiver in writing) of the last to be satisfied or waived of the conditions set forth in Article 6 (other than those conditions that by their terms are to be satisfied at the Effective Time, but subject to the satisfaction or waiver (to the extent permitted hereunder) of such conditions) or (b) such other time, location and/or date as the Parties mutually agree in writing.

2.5   Exchange Procedures; Payment of Consideration; Adjustment; Conversion of Valaris Warrants.
(a)   Prior to the Effective Time, Transocean and Valaris shall appoint the Depositary to act as exchange agent in the Business Combination and, no later than the Effective Time, Transocean shall enter into an agreement with the Depositary reasonably acceptable to Valaris, which will provide that Transocean, substantially concurrently with the Effective Time, in accordance with the applicable mechanics of the Transocean share issuances under the Share Issuance Resolutions, shall deposit with the Depositary all of the Transocean Shares to pay the consideration required hereunder (collectively with, if applicable, cash in lieu of fractional Transocean Shares as specified in Section 2.5(d)). The Transocean Shares so deposited with the Depositary, together with the proceeds received from the sale of the Transocean Excess Shares pursuant to Section 2.5(d), are referred to collectively as the “Exchange Fund.”
(b)   Exchange Procedures.
(i)   As promptly as practicable after the Effective Time, but in no event later than three (3) Business Days following the Effective Time, Transocean shall cause the Depositary to mail and otherwise make available to each holder of record, as of the Effective Time, of Valaris Shares represented by a certificate (each, a “Valaris Share Certificate”): (A) a letter of transmittal in customary form and containing such provisions as Transocean and Valaris may reasonably specify prior to the Effective Time (including a provisions confirming that delivery of Valaris Share Certificate by Valaris Shareholders shall be effected, and risk of loss and title to the Valaris Share Certificate held by such Valaris Shareholders shall pass, only upon proper delivery of such Valaris Share Certificate to the Depositary) and (B) instructions for use in effecting the surrender of the Valaris Share Certificates in exchange for Transocean Shares pursuant to the Scheme of Arrangement and any cash in lieu of a fractional share which the Valaris Shares represented by such Valaris Share Certificate shall have been converted into the right to receive pursuant to this Agreement. Upon surrender of a Valaris Share Certificate to the Depositary for exchange, together with a duly executed letter of transmittal and such other documents as may be reasonably required by the Depositary or Transocean, (I) the holder of such Valaris Share Certificate shall be entitled to receive in book-entry form the number of whole Transocean Shares that such holder has the right to receive pursuant to the provisions of Section 2.5(d) (and cash in lieu of any fractional share of Valaris Share) and (II) the Valaris Share Certificate so surrendered shall be immediately canceled. Until surrendered as contemplated by this Section 2.5, each Valaris Share Certificate shall be deemed, from and after the Effective Time, to represent only the right to receive Transocean Shares (and cash in lieu of any fractional Transocean Share) as contemplated by Section 2.5(d).
(ii)   As promptly as practicable after the Effective Time, but in no event later than three (3) Business Days following the Effective Time, Transocean shall instruct the Depositary to mail and otherwise make available to each former Valaris Shareholder of Valaris Shares in book-entry form (the “Book-Entry Valaris Shares”) not held through The Depositary Trust Company (the “DTC”), (A) a notice advising such holders of the effectiveness of the Business Combination, (B) a statement reflecting the number of Transocean Shares (which shall be in uncertificated book-entry form) representing, in the aggregate, the whole number of Transocean Shares, if any, that such holder has the right to receive pursuant to this Section 2.5 (after taking into account all Valaris Shares then held by such holder) and (C) a check in an amount of U.S. dollars equal to the amount of cash in lieu of fractional interests in Transocean Shares to be paid pursuant to Section 2.5(d), if any.
(iii)   With respect to the Book-Entry Valaris Shares held through DTC, Transocean and Valaris shall reasonably cooperate prior to the Effective Time to establish procedures with the Depositary and DTC with the goal of ensuring that the Depositary will transmit to DTC or its nominees as soon as reasonably practicable on or after the Effective Time, upon surrender of Valaris Shares held of record by DTC or its nominees in accordance with DTC’s customary surrender procedures, (A) the aggregate Transocean Shares that holders of Book-Entry Valaris Shares have the right to receive pursuant to Section 2.5(c) and (B) the amount of cash in lieu of fractional interests in Transocean Shares to be paid pursuant to Section 2.5(d), if any.
(c)
(i)   For each Valaris Share issued and outstanding immediately prior to the Effective Time (other than Canceled Shares), the relevant former Valaris Shareholder shall be entitled to receive the Exchange

Ratio and any cash in lieu of fractional Transocean Shares to be paid pursuant to Section 2.5(d), if any. Each Valaris Share that is owned (A) by Valaris as treasury shares or owned by any Valaris Subsidiary or (B) by Transocean or any Transocean Subsidiary (collectively, the Valaris Shares in clauses (A) and (B), the “Canceled Shares”), in each case, immediately prior to the Effective Time, shall be canceled automatically and shall cease to exist and be issued and outstanding and no consideration shall be delivered in exchange therefor nor any repayment of capital made in respect thereof.
(ii)   At the Effective Time, each Valaris Warrant that is outstanding and unexercised as of immediately prior to the Effective Time, shall immediately be assumed by Transocean, remain outstanding and, in lieu of the number of Valaris Shares then exercisable under such Valaris Warrant prior to the Effective Time, be exercisable for the Fundamental Transaction Consideration (as defined in the Valaris Warrant Agreement) multiplied by the number of Valaris Shares for which a Valaris Warrant is exercisable immediately prior to the consummation of the Business Combination. Without limiting the foregoing, Transocean shall take all actions necessary to cause the Valaris Warrant Agreement to continue to be in full force and effect from and after the Effective Time and to permit the holders of Valaris Warrants to, upon exercise of any such Valaris Warrant, receive the Fundamental Transaction Consideration (as defined in the Valaris Warrant Agreement) multiplied by the number of Valaris Shares for which a Valaris Warrant is exercisable immediately prior to the consummation of the Business Combination, including by assuming by written instrument substantially similar in form and substance to the Valaris Warrant Agreement in all material respects, the obligation to distribute such Transocean Shares to the holders of Valaris Warrants.
(iii)   The number of Transocean Shares to which a Valaris Shareholder or a holder of Valaris PSUs, Valaris RSUs and Valaris Warrants is entitled to pursuant to this Agreement shall be adjusted to reflect fully the effect of any share or stock split, reverse split, share or stock dividend (including any dividend or distribution of securities convertible into Transocean Shares or Valaris Shares, other than share or stock dividends paid in lieu of ordinary course dividends), consolidation, reclassification, reorganization, recapitalization or other like change with respect to Transocean Shares or Valaris Shares occurring after the Agreement Date and prior to the Effective Time and the Exchange Ratio shall be deemed to be such exchange ratio of Transocean Shares per Valaris Share as is required to reflect such adjustment. Nothing in this Section 2.5 shall be construed to permit Transocean or Valaris to take any action with respect to its securities that is otherwise prohibited by this Agreement.
(d)   No fractional Transocean Shares shall be issued under the Business Combination. As soon as reasonably practicable following the Effective Time, the Depositary shall (i) determine the number of whole Transocean Shares and the number of fractional Transocean Shares that each Valaris Shareholder is entitled to receive in connection with the consummation of the Business Combination and (ii) aggregate all such fractional Transocean Shares that would be issued to the Valaris Shareholders, rounding up to the nearest whole number (the “Transocean Excess Shares”), and the Depositary shall, on behalf of the former Valaris Shareholders, sell the Transocean Excess Shares at then-prevailing prices on the NYSE, all in the manner provided in this Section 2.5(d). The sale of the Transocean Excess Shares by the Depositary shall be executed on the NYSE and shall be executed in round lots to the extent practicable. Until the net proceeds of any such sale or sales have been distributed to the former Valaris Shareholders, the Depositary shall hold such proceeds in trust for such holders. The net proceeds of any such sale or sales of Transocean Excess Shares to be distributed to the former Valaris Shareholders shall be reduced by any and all commissions, transfer Taxes and other out-of-pocket transaction costs, as well as any expenses, of the Depositary incurred in connection with such sale or sales. The Depositary shall determine the portion of such net proceeds to which each former Valaris Shareholder shall be entitled, if any, by multiplying the amount of the aggregate net proceeds by a fraction, the numerator of which is the amount of the fractional share interest to which such former Valaris Shareholder is entitled (after taking into account all Valaris Shares then held by such former Valaris Shareholder) and the denominator of which is the aggregate amount of fractional share interests to which all holders of Valaris Shares are entitled. As soon as reasonably practicable after the determination of the amount of cash, if any, to be paid to former Valaris Shareholders with respect to any fractional share interests, the Depositary shall promptly pay such amounts to such holders subject to and in accordance with this Section 2.5. The payment of cash in lieu of fractional share interests pursuant to this Section 2.5 is not separately bargained-for consideration.

(e)   If during the period between the Agreement Date and the Convening Hearing, any change in the issued and outstanding shares of Transocean Shares or Valaris Shares shall occur as a result of any reclassification, recapitalization, share split (including reverse share split), merger, amalgamation, combination, exchange or readjustment of shares, subdivision or other similar transaction, or any share dividend thereon with a record date during such period, then the Exchange Ratio and any other amounts payable pursuant to this Agreement shall be appropriately adjusted to eliminate the effect of such event on the Exchange Ratio or any such other amounts payable pursuant to this Agreement, and the Scheme Document shall be amended accordingly. Nothing in this Section 2.5(e) shall be construed to permit Transocean or Valaris to take any action with respect to its securities that is otherwise prohibited by this Agreement. From and after the date of the Convening Hearing, the Parties agree to not take any action that would reasonably be expected to require adjustment to the Exchange Ratio.
(f)   Any portion of the Exchange Fund that remains undistributed to the Valaris Shareholders on the first (1st) anniversary of the Effective Time shall be delivered to Transocean or transferred as otherwise directed by Transocean, upon demand by Transocean, and any Valaris Shareholders who have not theretofore complied with this Section 2.5 shall thereafter look only to Transocean for payment of their claim for Transocean Shares and any dividends or distributions with respect to Transocean Shares.
(g)   Notwithstanding anything to the contrary set forth in this Agreement, (i) neither Transocean nor Valaris shall be liable to any Valaris Shareholder for cash or Transocean Shares from the Exchange Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law and (ii) any Transocean Shares remaining unclaimed by former Valaris Shareholders three (3) years after the Effective Time (or such earlier date immediately prior to such time as such amounts would otherwise escheat to or become property of any governmental body, agency, authority or entity) shall, to the extent permitted by Applicable Law, become the property of Transocean free and clear of any claims or interest of any Person previously entitled thereto.
(h)   At the Effective Time:
(1)   all Valaris Shares issued and outstanding immediately prior to the Effective Time (other than Canceled Shares) shall, in accordance with the Scheme of Arrangement and the provisions of this Agreement, be transferred and contributed, or deemed to be transferred or contributed, to Transocean as consideration for the issuance of the Transocean Shares pursuant to the Share Issuance Resolutions, such that Valaris becomes a direct or indirect Subsidiary of Transocean;
(2)   as a consequence of the foregoing, (A) each Valaris Share Certificate formerly representing any Valaris Share (other than a Canceled Share) and (B) each Book-Entry Valaris Share formerly representing any Valaris Share (other than a Canceled Share) shall, from and after the Effective Time, represent only the right of the holder thereof to receive the applicable number of Transocean Shares in accordance with the Exchange Ratio (together with any cash in lieu of fractional Transocean Shares as contemplated by Section 2.5(d)), and no longer any rights of such holder in its capacity as a shareholder of Valaris, it being understood that all rights attached to the Valaris Shares themselves shall, from the Effective Time, vest in and be exercisable solely by Transocean (or its designated Subsidiary) as the holder of such shares;
(i)   In the case of any Valaris Share Certificate that has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Valaris Share Certificate to be lost, stolen or destroyed and, if required by the Depositary, the posting by such Person of a bond, in such customary amount as Transocean may direct as indemnity against any claim that may be made against it with respect to such Valaris Share Certificate, the Depositary will, if such Person has otherwise delivered a properly and duly executed letter of transmittal, deliver, in exchange for such lost, stolen or destroyed Valaris Share Certificate, the whole number of Transocean Shares that such holder has the right to receive pursuant to this Section 2.5 (after taking into account all Valaris Shares then held by such holder) had such lost, stolen or destroyed Valaris Share Certificate been surrendered as provided in this Section 2.5.
2.6   Officer and Director Matters.
(a)   Valaris shall obtain and deliver to Transocean at the Effective Time evidence reasonably satisfactory to Transocean of the resignations or removal, effective as of the Effective Time, of all: (i) the directors of the Valaris Board; and (ii) the officers of Valaris (the “Non-Continuing Valaris Individuals”).The Non-Continuing

Valaris Individuals will be paid their full entitlement under their respective employment agreements and all applicable Valaris Employee Plans, in each case, in accordance with the terms thereof, and on the basis that the Non-Continuing Valaris Individuals were terminated without cause following a “change of control” of Valaris, subject to receipt of a general release of claims against Valaris and Transocean.
(b)   Transocean shall (i) obtain and deliver to Valaris at the Effective Time, evidence reasonably satisfactory to Valaris of the resignations or removal, effective as of the Effective Time, of two (2) directors of the Transocean Board and (ii) submit to the Transocean Shareholders at the Transocean Meeting a proposal to elect two (2) individuals who are, as of the Agreement Date, serving on the Valaris Board and identified by Valaris and reasonably acceptable to Transocean, to the Transocean Board with effect upon, and subject to the occurrence of, the Effective Time, in each case for a term of office extending until completion of the next annual general meeting of Transocean (the “Election Resolutions”).
2.7   Treatment of Valaris Incentives.
(a)   As of the Effective Time, each Valaris RSU that is outstanding as of immediately prior to the Agreement Date shall, by virtue of the Business Combination and without any action on the part of the holder thereof, to the extent outstanding immediately prior to the Effective Time, (i) vest at the Effective Time, (ii) be converted automatically into the right of each holder thereof to receive, (A) a number of Transocean Shares equal to the product of (x) the number of Valaris Shares subject to such Valaris RSU as of immediately prior to the Effective Time (whether vested or unvested), multiplied by (y) the Exchange Ratio, reduced by the number of Transocean Shares as reasonably determined by Transocean in accordance with the Valaris Equity Plan to satisfy any tax withholding obligations associated with the settlement of such Valaris RSU and rounded to the nearest whole number, and (iii) except with respect to the rights of each holder set forth in clause (ii) above, automatically be canceled, retired and shall cease to exist. Notwithstanding the foregoing, if a holder of Valaris RSUs has made a valid election to settle any Valaris RSUs in cash, the holder shall be entitled to receive a cash payment from Valaris for such Valaris RSUs in accordance with the applicable terms prior to the Effective Time.
(b)   As of the Effective Time, except as set forth on Section 2.7(b) of the Valaris Disclosure Schedule, by virtue of the Business Combination and without any action on the part of the holder thereof, each Valaris PSU that is outstanding as of immediately prior to the Agreement Date shall, to the extent outstanding immediately prior to the Effective Time, (i) vest at the Effective Time, with the number of Valaris Shares earned under such Valaris PSU being based on the actual achievement of the applicable performance goals as of the Effective Time (as determined by the Valaris Board in accordance with the applicable Valaris Equity Plan and award agreement), (ii) be converted automatically into the right of each holder thereof to receive, (A) a number of Transocean Shares equal to the product of (x) the number of Valaris Shares earned pursuant to clause (i) above multiplied by (y) the Exchange Ratio, reduced by the number of Transocean Shares as reasonably determined by Transocean in accordance with the Valaris Equity Plan to satisfy any tax withholding obligations associated with the settlement of such Valaris PSU and rounded to the nearest whole number, and (iii) except with respect to the rights of each holder set forth in clause (ii) above, automatically be canceled, retired and shall cease to exist.
(c)   As of the Effective Time, each (1) Valaris RSU and (2) Valaris PSU, in each case, that is granted after the Agreement Date and outstanding immediately prior to the Effective Time (each, a “Valaris New Award”), shall be, by virtue of the Business Combination and without any action on the part of the holder thereof, or any other Person, be assumed by Transocean and shall be converted into Transocean Incentive(s) in accordance with this Section 2.7(c). Each such Transocean Incentive(s) as so assumed and converted shall continue to have, and shall be subject to, the same terms and conditions as applied to the Valaris New Award immediately prior to the Effective Time, except that with respect to a Valaris New Award that is a Valaris PSU, as of the Effective Time, each such Transocean Incentive(s) as so assumed and converted shall be subject only to the time-based vesting conditions as applied to such Valaris PSU immediately prior to the Effective Time, relating to a number of Transocean Shares equal to the product of: (i) the number of Valaris Shares subject to such Valaris PSU, determined based upon the target number of Valaris Shares subject to such Valaris PSU; and (ii) the Exchange Ratio, rounded to the nearest whole number of Transocean Shares.
(d)   Resolutions and Other Company Actions.   At or prior to the Effective Time, Valaris, the Valaris Board, and the compensation committee of the Valaris Board, as applicable, shall adopt any resolutions and take any actions (including obtaining any employee consents) that may be necessary to effectuate the provisions of this Section 2.7.

(e)   To the extent that any award described in this Section 2.7 constitutes nonqualified deferred compensation subject to Section 409A of the Internal Revenue Code, any payment contemplated hereby with respect to such award shall be made in accordance with this Agreement and the applicable award’s terms or, if later, at the earliest time permitted under the terms of such award that will not result in the application of a tax or penalty under Section 409A of the Internal Revenue Code.
(f)   Transocean Actions.   At or prior to the Effective Time, Transocean shall reserve for future issuance a number of Transocean Shares at least equal to the number of Transocean Shares that will be subject to Transocean Incentive(s) as a result of the actions contemplated by this Section 2.7. Transocean shall have the right to repurchase any Transocean Shares issuable pursuant to such Transocean Incentives in accordance with the terms of the applicable Valaris Incentives.
(g)   As soon as reasonably practicable following the Effective Time (but in no event more than five (5) Business Days following the Effective Time), Transocean shall file a registration statement on Form S-8 (or any successor form) with respect to the issuance of Transocean Shares subject to Transocean Incentive(s) as a result of conversion contemplated by Section 2.7(c) (collectively, “Converted Transocean Awards”) that are eligible to be registered on Form S-8 and shall maintain the effectiveness of such registration statement or registration statements (and maintain the current status of the prospectus or prospectuses contained therein) for so long as the Converted Transocean Awards remain outstanding; provided, however, that in the event that the filing deadline contemplated by this Section 2.7(g) shall occur while trading of Transocean Shares has been suspended under Transocean’s then-effective registration statements, then Transocean shall only be required to cause the filing of the Form S-8 (or any successor form) as soon as reasonably practicable after trading has been restored.
2.8   Treatment of Transocean Incentive(s).
The Business Combination shall not constitute a “change of control” with respect to the Transocean Incentive(s) and Transocean and the Transocean Board shall not make any determination or take any action inconsistent with the foregoing prior to the Effective Time.
2.9   Applicable U.S. Securities Laws.
The Business Combination shall be structured and executed such that, assuming the Court considers the fairness of the terms and conditions of the Business Combination to the Valaris Shareholders and grants the Sanction Order, the issuance of the Transocean Shares issuable to Valaris Shareholders under the Business Combination will not require registration under the U.S. Securities Act, in reliance upon Section 3(a)(10) thereof. Each Party agrees to (i) use its reasonable best efforts to cause the issuance of the Transocean Shares issuable to Valaris Shareholders pursuant to the Business Combination to not require registration under the U.S. Securities Act, in reliance upon Section 3(a)(10) thereof and (ii) act in good faith, consistent with the intent of the Parties and the intended treatment of the Business Combination as set out in this Section 2.9. In order to ensure the availability of the exemption under Section 3(a)(10) of the U.S. Securities Act, the Parties agree that the Business Combination will be carried out on the following basis:
(a)   the Business Combination will be subject to the sanction by the Court of the Scheme of Arrangement;
(b)   the Court will be advised as to the intention of the Parties to rely on the exemption under Section 3(a)(10) of the U.S. Securities Act based on the Court’s consideration of the fairness of the terms and conditions of the Business Combination to the Valaris Shareholders, prior to the hearing required to grant the Sanction Order;
(c)   each person entitled to receive the Transocean Shares pursuant to the Business Combination will be given adequate notice advising them of their right to attend the hearing of the Court to give approval of the Business Combination and providing them with the sufficient information necessary for them to exercise that right; and
(d)   each person entitled to receive Transocean Shares will be advised that the Transocean Shares issued pursuant to the Business Combination have not been registered under the U.S. Securities Act and will be issued by Transocean in reliance on the exemption under Section 3(a)(10) of the U.S. Securities Act.

2.10   Income Tax Matters and Withholdings Obligations.
(a)   Valaris, Transocean and the Depositary shall be entitled to deduct or withhold from any amounts payable (including from any shares issuable or transferable) to any Person pursuant to the Business Combination (including in connection with any amount payable, or any shares issuable or transferable, pursuant to any Valaris Incentive), such amounts as Valaris, Transocean or the Depositary reasonably determines it is required to deduct or withhold with respect to such payment, issuance or transfer, as the case may be, under Applicable Law. To the extent that amounts are so deducted or withheld and, if required, paid over to the applicable Governmental Authority, such deducted or withheld amounts shall be treated, for all purposes hereof, as having been paid or delivered to such Person in respect of whom such deduction or withholding was made. Any of Valaris, Transocean or the Depositary is hereby authorized to sell or otherwise dispose of any shares issuable or transferable pursuant to the Business Combination or any Valaris Incentive as is necessary to provide sufficient funds to Valaris, Transocean or the Depositary, as the case may be, to enable it to comply with all deduction or withholding requirements applicable to it, and none of Valaris, Transocean or the Depositary shall be liable to any Person for any deficiency in respect of any proceeds received, and Valaris, Transocean or the Depositary, as applicable, shall notify the holder thereof and remit to the holder thereof any unapplied balance of the net proceeds of such sale. Valaris shall be exclusively responsible to ensure compliance with any deduction, withholding and remittance obligations imposed on it under Applicable Law in respect of any amounts paid or shares issued or transferred in connection with the exercise or settlement of Valaris Incentives (whether pursuant to Section 2.7 or otherwise).
(b)   The Business Combination is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code and the U.S. Treasury Regulations, and this Agreement, together with the Scheme Document, is intended to be, and is hereby adopted as a “plan of reorganization” within the meaning of the U.S. Treasury Regulations promulgated under Section 368 of the Internal Revenue Code. Each Party shall (and shall cause their respective Subsidiaries) to (i) not take or knowingly fail to take (and to cause its affiliates not to take or knowingly fail to take) any action that would reasonably be expected to prevent or impede the Business Combination from qualifying as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code, (ii) use their respective reasonable best efforts to cause the Business Combination to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code, and (iii) treat this Agreement, together with the Scheme Document, as a “plan of reorganization” within the meaning of the U.S. Treasury Regulations promulgated under Section 368 of the Internal Revenue Code. The Parties shall report the Business Combination consistent with such qualification set forth in this Section 2.10(b), unless otherwise required by a “determination” within the meaning of Section 1313 of the Internal Revenue Code.
(c)   Each Party shall promptly notify the Other Party if, at any time before the Effective Time, a Party becomes aware of the existence of any fact or circumstance that could reasonably be expected to prevent or impede the Business Combination from qualifying as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code.
(d)   Each Party shall reasonably cooperate with the Other Party and with their respective tax advisors, and shall use its commercially reasonable efforts in connection with the issuance of any opinions by their respective tax advisors in connection with the preparation, filing and delivery of the Proxy Statement or any other tax consequences relating to the transactions contemplated by this Agreement. In connection therewith, each Party shall deliver to the relevant tax advisor (i) a duly authorized and executed officer’s certificate, dated as of such date as may be reasonably requested by such tax advisor, containing such representations such Party is able to make as shall be reasonably necessary or appropriate to enable such tax advisor to render any such opinion, and (ii) such other information as may be reasonably requested by such tax advisor for purposes of rendering any such opinion.
ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF VALARIS
Except as disclosed in the Valaris SEC Documents (excluding any disclosures set forth in any “risk factor” section and in any section relating to forward-looking statements to the extent that they are cautionary, predictive or forward-looking in nature) furnished or filed and publicly available not later than one (1) Business Day prior to the Agreement Date, where the relevance of the information as an exception to (or disclosure for purposes of) a particular representation is reasonably apparent on the face of such disclosure, or in the disclosure schedule delivered by Valaris to Transocean immediately prior to the execution of this Agreement (the “Valaris Disclosure Schedule”) (each section of which qualifies the correspondingly numbered representation, warranty or covenant if specified therein and such other representations, warranties or covenants where its relevance as an exception to (or disclosure for purposes of) such other representation, warranty or covenant is reasonably apparent on its face), Valaris represents and warrants to Transocean as follows:
3.1   Organization and Qualification.
(a)   Valaris is an exempted company limited by shares, incorporated, validly existing and in good standing under the Applicable Bermuda Laws and has the requisite corporate power and authority to own its properties as now owned and to carry on its business as it is now being conducted. Valaris is duly qualified to do business and, to the extent such concept is applicable, is in good standing in each jurisdiction in which the character of its properties, owned or leased, or the nature of its activities requires such registration, except where the failure to be so qualified or in good standing would not have, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Valaris. Valaris has made available to Transocean true and complete copies of the Valaris Constitutional Documents in effect as of the Agreement Date.
(b)   Each Valaris Subsidiary (i) is a legal entity duly incorporated or organized, validly existing and in good standing (in jurisdictions where such concept exists) under the Applicable Laws of its jurisdiction of incorporation or organization and (ii) has the requisite corporate or similar power and authority to own their respective properties as now owned and to carry on their respective business as it is now being conducted and is qualified to do business and, to the extent such concept is applicable, is in good standing in each jurisdiction in which the character of its respective properties, owned or leased, or the nature of its activities requires such registration, except where the failure to be so incorporated or organized, validly existing, qualified or in good standing, or to have such power or authority, would not have a Material Adverse Effect on Valaris.
3.2   Corporate Authority Relative to this Agreement.
(a)   Valaris has the requisite corporate power and authority to enter into and deliver this Agreement and the Transocean Support Agreements and to carry out its obligations hereunder and thereunder, to apply to the Court for the sanction of the Scheme of Arrangement and, subject to receipt of the Valaris Required Approval and receipt of the Sanction Order, to consummate the transactions contemplated by this Agreement and the Scheme of Arrangement and the Transocean Support Agreements. The Valaris Board at a duly held meeting has (i) approved and declared advisable this Agreement, the Scheme of Arrangement, the Transocean Support Agreements and the consummation of the Business Combination and the other transactions contemplated by this Agreement, the Scheme of Arrangement and the Transocean Support Agreements, (ii) determined that the terms of this Agreement, the Scheme of Arrangement and the Transocean Support Agreements are fair to and in the best interests of Valaris and the Valaris Shareholders, (iii) determined that the consideration to be received in the Business Combination constitutes fair value for each Valaris Share and (iv) resolved, subject to the terms and conditions set forth in this Agreement and the Scheme of Arrangement, to recommend that the Valaris Shareholders adopt and vote in favor of the Valaris Transaction Resolution (the “Valaris Board Recommendation”) and directed that the Valaris Transaction Resolution be submitted to the vote of the Valaris Shareholders for their adoption at the Valaris Court Meeting (collectively, the “Valaris Board Approval”). Except for the Valaris Board Approval, no other corporate proceeding on the part of Valaris is necessary to authorize the execution and delivery of this Agreement and the Transocean Support Agreements or the consummation of the transactions contemplated by this Agreement and the Transocean Support Agreements, including the Business Combination. Except for obtaining the Valaris Required Approval by the Valaris Shareholders and the filing of the required documents and other actions in connection with the Scheme of Arrangement and receipt of the Sanction Order, no other corporate proceeding on the part of Valaris is necessary for the consummation of the transactions contemplated by the Scheme of Arrangement. The execution and delivery of this Agreement and the Transocean Support Agreements and the consummation by Valaris of the transactions contemplated hereunder and thereunder, have been duly and validly authorized by the Valaris Board and, subject to the approval of the Valaris Transaction Resolution by the Valaris Shareholders and the approval of the Proxy Statement and matters relating to the Valaris Court Meeting by the Valaris Board, no other corporate proceedings on the part of Valaris are necessary to authorize this Agreement or the Business Combination. This Agreement and the Transocean Support Agreements have been duly and validly executed and delivered by Valaris and constitute legal, valid and binding obligations of Valaris, enforceable against Valaris in accordance with the terms hereof and thereof, subject to the qualification that (x) such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other Applicable Laws of general application relating to or affecting rights of creditors and (y) equitable remedies, including specific performance, are discretionary and may not be ordered.
(b)   The Valaris Board has received the oral Valaris Fairness Opinion, to be confirmed by delivery of a written Valaris Fairness Opinion. Promptly following the execution of this Agreement, Valaris will make available to Transocean, solely for informational purposes and on a non-reliance basis by Transocean, an accurate and complete copy of such written Valaris Fairness Opinion.
3.3   Capitalization; Valaris Incentives.
(a)   As of the Agreement Date, the authorized capital of Valaris consists of 700,000,000 Valaris Shares and 150,000,000 preference shares, par value $0.01 per share. As of the Agreement Date, 69,230,926 Valaris Shares are issued and outstanding. As of the Agreement Date, other than 5,470,801 Valaris Warrants and Valaris Incentives, there are no options, warrants or other rights, plans, agreements or commitments of any nature whatsoever requiring the issuance, sale or transfer by Valaris of any securities of Valaris (including Valaris Shares) or any securities convertible into, or exchangeable or exercisable for, or otherwise evidencing a right to acquire, any securities of Valaris (including Valaris Shares). All issued and outstanding Valaris Shares are duly authorized, validly issued, fully paid and non-assessable and are not subject to, nor were they issued in violation of, any pre-emptive rights and all Valaris Shares issuable upon the exercise, settlement or redemption, as applicable, of Valaris Incentives (other than Valaris Incentives that may only be settled with cash) in accordance with the terms of such securities will be duly authorized, validly issued, fully paid and non-assessable and will not be subject to any pre-emptive rights. Other than the Valaris Shares, there are no securities of Valaris outstanding which have the legal or contractual right to vote generally with Valaris Shareholders on any matter.
(b)   Valaris has made available to Transocean the following information with respect to the Valaris Incentives outstanding as of the Agreement Date: (A) all Valaris equity plans (if any) pursuant to which such Valaris Incentives were granted; (B) the grantee identity of the holder of such applicable Valaris Incentive; (C) the number of Valaris Shares subject to such Valaris Incentive (including, for Valaris Incentives subject to performance-based vesting requirements, both the target and the maximum number of Valaris Shares); (D) the date on which such Valaris Incentive was granted; and (E) the applicable vesting schedule (including any performance-based vesting requirements). Valaris has no payments owing or contemplated under a dividend equivalent right (whether in cash, stock or otherwise) with respect to the Valaris Incentives. All grants of Valaris Incentives were recorded on Valaris’s financial statements (including any related notes thereto) in accordance with the applicable accounting standard.
3.4   Joint Ventures Partners.
Section 3.4 of the Valaris Disclosure Schedule sets forth the name of each Valaris Joint Venture Partner as of the Agreement Date. Other than the Valaris Joint Venture Partners, neither Valaris nor any Valaris Subsidiary is a partner or participant in any material partnership, joint venture, profit-sharing arrangement or other material business combination of any kind.
3.5   Ownership of Subsidiaries.
Valaris is the beneficial direct or indirect owner of all of the outstanding shares of each Valaris Subsidiary with good title thereto free and clear of any and all Encumbrances, other than those granted to its bank lenders. There are no outstanding options, rights, entitlements, understandings or commitments (contingent or otherwise) regarding the right to acquire any such shares of capital stock or other ownership interests in any Valaris Subsidiary. All of the outstanding shares of capital stock in each Valaris Subsidiary are validly issued, fully paid and non-assessable and are not subject to, nor were they issued in violation of, any pre-emptive rights.

3.6   No Violation; Absence of Defaults and Conflicts.
(a)   (i) Valaris is not in violation of the Valaris Constitutional Documents and (ii) no Valaris Subsidiary is in violation of its constating documents or bye-laws in any material respect.
(b)   Neither the execution nor the delivery of this Agreement, nor the Transocean Support Agreements, by Valaris nor the consummation of the Business Combination contemplated by this Agreement nor compliance by Valaris with any of the provisions hereof or thereof will: (i) violate, conflict with, or result in a breach of any provision of, require any consent, approval or notice under, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) or result in a right of termination or acceleration under, or result in the creation of any Encumbrance upon any of the properties or assets of Valaris or a Valaris Subsidiary or cause any indebtedness to come due before its stated maturity or cause any credit to cease to be available, under any of the terms, conditions or provisions of: (A) assuming approval of the Valaris Transaction Resolution, their respective charter or bye-laws; or (B) any note, bond, mortgage, indenture, loan agreement, deed of trust, Valaris Material Contract to which Valaris or a Valaris Subsidiary is a party or to which any of them, or any of their respective properties or assets, may be subject or by which Valaris or a Valaris Subsidiary is bound; or (ii) subject to obtaining the Key Regulatory Approval(s), CFIUS Approval, and the requisite approvals of the Transocean Shareholders, the Valaris Shareholders, the Court and the NYSE, if applicable, and compliance with Applicable Laws, violate any Applicable Laws with respect to Valaris or a Valaris Subsidiary or any of their respective properties or assets; or (iii) cause the suspension or revocation of any authorization, consent, approval or license currently in effect (except, in the case of each of clauses (i) (with respect to Valaris Subsidiaries only), (ii) and (iii) above, for such violations, conflicts, breaches, defaults, terminations, accelerations, creations of Encumbrances, suspensions or revocations which, or any consents, approvals or notices which if not given or received, would not, individually or in the aggregate, have any Material Adverse Effect on Valaris).
(c)   Other than in connection with or in compliance with the provisions of Applicable Laws in relation to the completion of the Business Combination or which are required to be fulfilled after the completion of the Business Combination, and except for the Key Regulatory Approval(s), the CFIUS Approval and the requisite approvals of the Transocean Shareholders, the Valaris Shareholders, the Court and the NYSE, if applicable: (i) there is no legal impediment to Valaris’s consummation of the Business Combination; and (ii) no filing or registration with, or authorization, consent or approval of, any Governmental Authority is required of Valaris in connection with the consummation of the Business Combination, except for such filings or registrations which, if not made, or for such authorizations, consents or approvals which, if not received, would not have a Material Adverse Effect on Valaris.
3.7   Litigation.
There are no actions, suits, proceedings or investigations by Governmental Authorities or other Persons pending or, to the knowledge of Valaris, threatened, affecting or that would reasonably be expected to affect Valaris or a Valaris Subsidiary or any of their respective properties or assets at law or equity or before or by any court or Governmental Authority which action, suit, proceeding or investigation involves a reasonable possibility of any judgment against or liability of Valaris or a Valaris Subsidiary which, if successful, would have a Material Adverse Effect on Valaris. Neither Valaris nor a Valaris Subsidiary is subject to any outstanding order, writ, injunction or decree that has had or would have a Material Adverse Effect on Valaris.
3.8   Taxes.
(a)   Returns Filed and Taxes Paid.   Each of Valaris and each Valaris Subsidiary has (A) timely filed or caused to be filed (taking into account any extension of time within which to file) all material Returns required to have been filed by it, and all such Returns were true, correct and complete in all material respects, (B) timely paid or caused to be paid to the appropriate Governmental Authority all material Taxes required to be paid by it (whether or not shown as due on such Returns), and (C) established adequate accruals and reserves, in accordance with GAAP, on the Valaris Financial Statements for all material Taxes payable by Valaris and any Valaris Subsidiaries for all taxable periods and portions thereof through the date of such financial statements.
(b)   Audits; Encumbrances.   There are no current ongoing examinations, audits, or proceedings, nor has any been threatened in writing in respect of a material amount of Taxes with respect to Valaris or any Valaris Subsidiary. Any deficiencies asserted or assessments made as a result of any examination, audit, litigation or other proceeding with respect to Taxes of Valaris or any Valaris Subsidiary have been paid in full, withdrawn, or are being contested in good faith and adequate accruals or reserves for such deficiencies or assessments have been established on the Valaris Financial Statements to the extent required by GAAP. There are no material Encumbrances for Taxes on any of the assets of Valaris or any Valaris Subsidiary other than Encumbrances as are disclosed in any Governmental Authority or arising in the ordinary course of business or for Taxes not yet due and payable or which are being contested in good faith through appropriate proceedings and for which reserves have been established on the Valaris Financial Statements in accordance with GAAP. No claim has ever been made in writing by a taxing authority of a jurisdiction where Valaris or any Valaris Subsidiary has not filed a material Return or paid a material amount of Taxes of a particular type that Valaris or such Valaris Subsidiary is or may be subject to taxation by that jurisdiction, or is required to file any material Returns or pay Taxes of such type in such jurisdiction.
(c)   Tax Sharing Agreement; Consolidated Liability.   Since January 1, 2006, neither Valaris nor any Valaris Subsidiary (A) has been a member of any affiliated, combined, unitary or other similar group (other than any such group the common parent of which is Valaris or any Valaris Subsidiary), (B) is a party to or bound by any written Tax allocation, indemnification, sharing or similar agreement (other than an agreement exclusively between or among Valaris and any Valaris Subsidiary), except for customary commercial agreements entered into in the ordinary course of business the primary purpose of which is not related to Taxes, or (C) has any liability for any Taxes of any Person (other than Valaris or any Valaris Subsidiary) under Section 1.1502-6 of the U.S. Treasury Regulations (or any analogous or similar provision of any state, local or non-U.S. Tax Law), as a transferee or successor, by contract (other than pursuant to customary commercial agreement entered into in the ordinary course of business the primary purpose of which is not related to Taxes), or otherwise by operation of Law.
(d)   Withholding Taxes.   Valaris and each Valaris Subsidiary (A) have timely paid, deducted, withheld and collected all material amounts required to be paid, deducted, withheld or collected by any of them with respect to any payment owing to, or received from, their employees, non-residents of Switzerland, creditors, independent contractors, customers and other third parties, and (B) have otherwise complied with Applicable Laws relating to the payment, withholding, collection and remittance of Taxes (including information reporting requirements) in all material respects.
(e)   Distributing or Controlled Corporation.   Neither Valaris nor any Valaris Subsidiary has distributed stock of another Person, or has had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Section 355(a) of the Internal Revenue Code within the past three (3) years or otherwise as part of a plan that includes the Business Combination.
(f)   Listed Transactions.   Neither Valaris nor any Valaris Subsidiary has participated in any “listed transaction” within the meaning of Section 1.6011-4(b)(2) of the U.S. Treasury Regulations (or any analogous or similar provision of state, local or non-U.S. Law).
(g)   Tax Filings; Tax Requests.   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Valaris, neither Valaris nor any Valaris Subsidiary (A) has entered into any agreement or other arrangement waiving or extending the statute of limitations or the period of assessment or collection of any material Tax, or (B) is party to or bound by any “closing agreement” as described in Section 7121 of the Internal Revenue Code (or any analogous or similar provision of state, local or non-U.S. Tax Law) or any private letter rulings, technical advice memoranda or similar agreement or rulings by or with any taxing authority that will remain in effect following the Effective Time.
(h)   Tax Residence.   Valaris is a tax resident solely in Bermuda.
(i)   Permanent Establishment.   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Valaris, neither Valaris nor any Valaris Subsidiary has ever had a permanent establishment (within the meaning of an applicable Tax treaty) or otherwise had an office or other fixed place of business in, or is or has ever been Tax resident in, a country other than the country in which it is organized.
(j)   Tax Treatment Knowledge.   Neither Valaris nor any Valaris Subsidiary has taken or agreed to take any action, intends to take any action, or knows of any fact or circumstance, in each case, that could reasonably be expected to prevent or impede the Business Combination from qualifying as, or to cause the Business Combination to fail to qualify as, a “reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code.
3.9   Reports and Financial Statements; Internal Controls and Procedures.
(a)   Valaris has timely filed or furnished all forms, documents and reports (including exhibits and schedules thereto and all other information incorporated by reference) required to be filed or furnished by it with the SEC from January 1, 2024 (as amended and supplemented from time to time, the “Valaris SEC Documents”). As of their respective dates or, if amended, as of the date of the last such amendment, the Valaris SEC Documents complied in all material respects with the requirements of the U.S. Securities Act and the U.S. Exchange Act, as the case may be, and the applicable rules and regulations promulgated thereunder, and none of the Valaris SEC Documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the Agreement Date, there are no outstanding or unresolved comments from any comment letters of the staff of the SEC received by Valaris relating to any Valaris SEC Document and none of the Valaris SEC Documents is, to the knowledge of Valaris, the subject of ongoing SEC review. Valaris, prior to the Agreement Date, made available to Transocean or its Representatives true, correct and complete copies of all SEC comment letters received, and response letters submitted and other material correspondence with the SEC with respect to the Valaris SEC Documents to the extent such comment letters, response letters and other correspondence are not publicly available.
(b)   The consolidated financial statements (including all related notes and schedules) of Valaris included in or incorporated by reference into the Valaris SEC Documents fairly present in all material respects the consolidated financial position of Valaris and its consolidated Subsidiaries, as at the respective dates thereof, and the consolidated results of their operations and their consolidated cash flows for the respective periods then ended (subject, in the case of the unaudited statements, to normal year-end audit adjustments and to any other adjustments described therein, including the notes thereto) in conformity with GAAP (except, in the case of the unaudited statements, as permitted by the SEC) applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto). As of the Agreement Date, KPMG LLP has not resigned (or informed Valaris that it intends to resign) or been dismissed as independent public accountants of Valaris as a result of or in connection with any disagreements with Valaris on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.
(c)   Neither Valaris nor any of its Subsidiaries is a party to, nor has any commitment to become a party to, any material off-balance sheet partnership or any similar contract or any material “off-balance sheet arrangement” (as defined in Item 303(a) of Regulation S-K under the U.S. Securities Act), in each case, that is required to be disclosed pursuant to Item 303(a)(4) of Regulation S-K under the U.S. Securities Act that has not been so disclosed in the Valaris SEC Documents.
(d)   Valaris has established and maintains disclosure controls and procedures and internal control over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the U.S. Exchange Act) as required by Rule 13a-15 under the U.S. Exchange Act. Valaris’s disclosure controls and procedures are reasonably designed to ensure that all material information required to be disclosed by Valaris in the reports that it files or furnishes under the U.S. Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such material information is accumulated and communicated to Valaris’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”). Valaris’s management has completed an assessment of the effectiveness of Valaris’s internal control over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act for the year ended December 31, 2024, and such assessment concluded that such controls were effective. Based on its most recent evaluation of internal control over financial reporting prior to the Agreement Date, management of Valaris did not identify (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in Valaris’s internal control over financial reporting. From January 1, 2024 through the Agreement Date, neither Valaris nor any of the Valaris Subsidiaries nor, to the knowledge of Valaris, any of their respective directors or officers has received any material written complaint, allegation, assertion or claim regarding the accounting or auditing practices, procedures or methodologies of Valaris nor any of the Valaris Subsidiaries, or any of their respective internal accounting controls, including any material complaint, allegation, assertion or claim that Valaris or any of the Valaris Subsidiaries has engaged in unlawful accounting or auditing practices.
3.10   No Orders.
No order, ruling or determination having the effect of suspending the sale of, or ceasing the trading of, the Valaris Shares or any other securities of Valaris has been issued by any Governmental Authority and is continuing in effect and no proceedings for that purpose have been instituted and are pending or, to the knowledge of Valaris, are contemplated or threatened, under any Applicable Laws or by any Governmental Authority.
3.11   Material Contracts.
Valaris has made available to Transocean true and complete copies (including all material amendments, modifications, extensions or renewals with respect thereto) of each of the following Valaris Material Contracts to which Valaris or a Valaris Subsidiary is a party or bound as of the Agreement Date:
(a)   each Contract containing any non-compete or similar type of provision that materially restricts the ability of Valaris or any Valaris Subsidiary (including Valaris and the Valaris Subsidiaries following the Effective Time) to (A) compete in any line of business or geographic area or with any Person during any period of time after the Effective Time or (B) make, sell or distribute any products or services, or use, transfer or distribute, or enforce any of their rights with respect to, any of their material assets or properties;
(b)   each Contract that creates, evidences, provides commitments in respect of, secures or guarantees (A) indebtedness for borrowed money of Valaris or a Valaris Subsidiary in any amount in excess of $100 million or (B) other than in the ordinary course of business, other indebtedness of Valaris or a Valaris Subsidiary (whether incurred, assumed, guaranteed or secured by any asset) in excess of $100 million, other than agreements solely between or among Valaris and a Valaris Subsidiary; and
(c)   any acquisition or divestiture Contract that contains “earn out” or other contingent payment obligations, or remaining indemnity or similar obligations (other than customary indemnity obligations with respect to the post-closing ownership and operation of acquired assets), that would reasonably be expected to result in (1) earn out payments, contingent payments or other similar obligations to a third party (but excluding indemnity payments) in any year in excess of $100 million or (2) earn out payments, contingent payments or other similar obligations to a third party, including indemnity payments, in excess of $100 million in the aggregate after the Agreement Date.
Neither Valaris nor any Valaris Subsidiary is in breach of, or default under the terms of, and, to the knowledge of Valaris, no other party to any Valaris Material Contract is in breach of, or default under the terms of, any Valaris Material Contract, nor is any event of default (or similar term) continuing under any Valaris Material Contract, and, to the knowledge of Valaris, there does not exist any event, condition or omission that would constitute such a default, breach or event of default (or similar term) (whether by lapse of time or notice or both) under any Valaris Material Contract, in each case where such breach, default or event of default (or similar term) would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect in respect of Valaris.
3.12   No Undisclosed Material Liabilities.
There are no liabilities or obligations of Valaris or any of its Subsidiaries, of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than (a) liabilities or obligations disclosed, reflected, reserved or provided for in the Valaris Financial Statements or in the notes thereto, (b) liabilities or obligations incurred in connection with this Agreement and the transactions contemplated hereby, (c) liabilities or obligations incurred in the ordinary course of business consistent with past practice since December 31, 2025 and which have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Valaris, (d) liabilities or obligations that have been discharged or paid in full, or (e) liabilities or obligations that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Valaris.

3.13   Absence of Certain Changes; Conduct of Business.
(a)   From December 31, 2025 through the Agreement Date, except for the Business Combination or any action taken in accordance with this Agreement, Valaris and the Valaris Subsidiaries have conducted their respective business in all material respects in the ordinary course of business substantially consistent with past practice.
(b)   From December 31, 2025 through the Agreement Date, there have been no material facts, transactions, events or occurrences which have had or would have a Material Adverse Effect on Valaris.
3.14   Environmental.   Except as would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect on Valaris:
(a)   there have not occurred any Releases of Hazardous Substances at, on, under or from (i) any property currently or formerly owned, operated or leased by Valaris or a Valaris Subsidiary, and (ii) to the knowledge of Valaris, any location formerly operated or used by Valaris or any Valaris Subsidiary to which Valaris or any Valaris Subsidiary has arranged, by contract, agreement, or otherwise, for the transportation, disposal or treatment of Hazardous Substances;
(b)   Neither Valaris nor any Valaris Subsidiary is subject to any stop orders, control orders, clean-up orders or reclamation orders under applicable Environmental Laws;
(c)   All operations of Valaris and each Valaris Subsidiary have been and are now being conducted in material compliance with all applicable Environmental Laws, which compliance includes the possession and compliance with the terms of any Environmental Permit;
(d)   Valaris is not aware of, or is subject to:
(i)   any proceeding, application, order or directive which relates to environmental, health or safety matters, and which is expected to require Valaris or any Valaris Subsidiary to conduct any work, repairs, or construction, or to incur expenditures; or
(ii)   any Action against Valaris or any Valaris Subsidiary with respect to Hazardous Substances or the breach of or liability under any Environmental Laws, including any regulations respecting the use, storage, treatment, transportation, or disposition of any Hazardous Substances; and
(e)   In the ordinary course of its business, Valaris periodically reviews the effect of Environmental Laws on various business, operations and properties of Valaris, in the course of which it identifies and evaluates associated costs and liabilities (including any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, Valaris has reasonably concluded that such associated costs and liabilities are not reasonably expected to result in a Material Adverse Effect to Valaris.
3.15   Real Property Title.
Section 3.15 of the Valaris Disclosure Schedule sets forth a complete and accurate list as of the Agreement Date of all real property owned by Valaris or any Valaris Subsidiary that is material to the operations of its business, including the address thereof (collectively, the “Valaris Owned Real Property”). Except as would not, individually or in the aggregate, have a Material Adverse Effect on Valaris, Valaris and each Valaris Subsidiary has good and sufficient fee simple title to its Valaris Owned Real Property, subject to no liens or Encumbrances other than Permitted Encumbrances. Section 3.15 of the Valaris Disclosure Schedule accurately and completely identifies the address of all real property material to the operations of the business of Valaris or any Valaris Subsidiary that is used or occupied thereby as a lessee, sublessee or licensee or pursuant to a similar tenancy arrangement (the “Valaris Leased Real Property”), and Valaris has provided, in all material respects, a copy of all of the written instruments and agreements evidencing and/or governing Valaris or any Valaris Subsidiary’s use of the Valaris Leased Real Property including, without limitation, any ground leases, master leases, subleases, subordinate leases or licenses and all material amendments, modifications and supplements thereto (all such documents, collectively, the “Valaris Leases”). Each of the Valaris Leases is valid, binding and enforceable in accordance with its terms on Valaris or the applicable Valaris Subsidiary and, to the knowledge of Valaris, the other parties thereto. In addition to its fee interest in the Valaris Owned Real Property and leasehold, subleasehold or license interest (as applicable) in the Valaris Leased Real Property, Valaris and each Valaris Subsidiary has good and sufficient title to all easements, rights of way, permits, and licenses granted thereto by landowners or Governmental Authorities in respect of the use of Valaris Owned Real Property and Valaris Leased Real Property by Valaris and each Valaris Subsidiary, in each case, as necessary to permit the operation of their respective business as presently owned and conducted, other than where the failure to have such good and sufficient title would not individually or in the aggregate have a Material Adverse Effect on Valaris. Valaris does not have any knowledge nor is it aware of any defects, failures or impairments in the title of Valaris or a Valaris Subsidiary to their respective Valaris Owned Real Property and Valaris Leased Real Property assets, irrespective of whether or not an action, suit, proceeding or inquiry is pending or threatened in connection therewith, which in aggregate would have a Material Adverse Effect on Valaris.
3.16   No Defaults under Leases and Agreements.
(a)   Neither Valaris nor any Valaris Subsidiary has received notice of any default under any of the Valaris Leases, except to the extent that such defaults would not in the aggregate have a Material Adverse Effect on Valaris. Neither Valaris nor any Valaris Subsidiary has entered into any agreement pursuant to which Valaris or any Valaris Subsidiary has granted to any Person the right to use or occupy any material portion of any Valaris Owned Real Property or Valaris Leased Real Property, including, without limitation, any leases, licenses, ground leases, subleases, or sub-subleases.
(b)   To the knowledge of Valaris:
(i)   Valaris and each Valaris Subsidiary is in good standing under all, and is not in material default under any Valaris Lease; and
(ii)   there is no existing condition, circumstance or matter which constitutes or which, with the passage of time or the giving of notice, would constitute a default under any, Valaris Leases and, to the knowledge of Valaris, all such Valaris Leases are in good standing and in full force and effect and none of the counterparties to such Valaris Leases is in default thereunder, except in each case to the extent that such defaults would not, individually or in the aggregate, have a Material Adverse Effect on Valaris.
3.17   No Encumbrances.
Except as would not, individually or in the aggregate, have a Material Adverse Effect on Valaris, neither Valaris nor any Valaris Subsidiary has encumbered or alienated their interests in their respective Valaris Leased Real Property or Valaris Owned Real Property or, except in connection with this Agreement, agreed to do so, and such interests are free and clear of all Encumbrances except for (i) Permitted Encumbrances and (ii) any Encumbrances which would not, individually or in the aggregate, have a Material Adverse Effect on Valaris.
3.18   Ownership of Material Property.
Valaris and the Valaris Subsidiaries have ownership of all material property necessary to the operation of their respective businesses, in each case free and clear of all Encumbrances, other than those granted to its bank lenders, and other material adverse claims known to Valaris, other than Permitted Encumbrances and such Encumbrances as are disclosed in any governmental registry or arising in the ordinary course of business or would not, individually or in the aggregate, have a Material Adverse Effect on Valaris. Subject to the terms, covenants, conditions and stipulations in Valaris’s title and operating documents, Valaris is entitled to hold and enjoy its assets without lawful interruption by any Person claiming by, through or under Valaris, except as would not, individually or in the aggregate, have a Material Adverse Effect on Valaris.
3.19    Licenses.
Except as would not, individually or in the aggregate, have a Material Adverse Effect on Valaris, Valaris and the Valaris Subsidiaries have obtained and are in compliance with all licenses, permits, certificates, consents, orders, grants and other authorizations of or from any Governmental Authority necessary to conduct their respective businesses as they are now being or are proposed to be conducted.

3.20   Employee Benefit Plans.
Valaris has made available to Transocean true, complete and correct copies of each material Valaris Employee Plan (or, in the case of any Valaris Employee Plan not in writing, a written description of the material terms thereof) and related contracts, instruments or agreements, including administrative service agreements and group insurance contracts, trust documents, and most recently received Internal Revenue Service favorable determination letter or opinion letter, as applicable, along with the most recent report filed on Form 5500 and summary plan description and any summary of material modifications required under ERISA with respect to each Valaris Employee Plan, and all material non-routine correspondence to or from any Governmental Authority, including with respect to any audit of or proceeding involving such plan or alleged noncompliance of such plan with Applicable Laws, and:
(a)   each Valaris Employee Plan has been maintained, funded and administered in material compliance with its terms and Applicable Laws;
(b)   all required employer contributions under any Valaris Employee Plans have been timely made in accordance with the terms thereof in all material respects;
(c)   each Valaris Employee Plan that is required or intended to be qualified under Applicable Law (including under Section 401(a) of Internal Revenue Code) or registered or approved by a Governmental Authority (including the Internal Revenue Service) has been so qualified, registered or approved by the appropriate Governmental Authority, and nothing has occurred since the date of the last qualification, registration or approval to adversely affect, or cause, the appropriate Governmental Authority to revoke such qualification, registration or approval. With respect to any Valaris Employee Plan, neither Valaris, any of its Valaris Subsidiaries nor any of their affiliates have engaged in a transaction in connection with which Valaris, any of its Valaris Subsidiaries nor any of their affiliates reasonably could be subject to either a civil penalty assessed pursuant to Section 409 or 502(i) of ERISA or a Tax or penalty imposed pursuant to Section 4975 or 4976 of Internal Revenue Code in a material amount;
(d)   Neither Valaris, its Valaris Subsidiaries nor its affiliates contribute to or has, during the last six (6) years, had an obligation to contribute to, and no Valaris Employee Plan is, (i) a defined benefit pension plan subject to Section 302 or Title IV of ERISA or Section 412 of Internal Revenue Code, (ii) a multiemployer plan within the meaning of Section 3(37) of ERISA, (iii) a “multiple employer plan” as defined in Section 413(c) of Internal Revenue Code, or (iv) a “multiple employer welfare arrangement” within the meaning of Section 3(40) of ERISA;
(e)   There are no pending or anticipated material claims against or otherwise involving any of the Valaris Employee Plans and no material suit, action or other litigation (excluding routine claims for benefits incurred in the ordinary course of Valaris Employee Plan activities) has been brought against or with respect to any Valaris Employee Plan;
(f)   There are no material unfunded benefit obligations that have not been properly accrued for in Valaris’s most recent financial statements in accordance with the applicable accounting standard, and all amounts, contributions, reserves or premium payments required to be made to the Valaris Employee Plans have been properly made or accrued for in the books and records of Valaris in all material respects;
(g)   Except as required by the Applicable Laws, no Valaris Employee Plan provides material retiree or post-employment medical, disability, life insurance or other welfare benefits to any person, and none of Valaris, any of its Valaris Subsidiaries nor their affiliates have any material obligation to provide such benefits;
(h)   Neither the execution nor delivery of this Agreement or the consummation of the transactions contemplated herein will under any Valaris Employee Plan result in, cause the accelerated vesting of, funding or delivery of, or increase the amount or value of, any payment or benefit to any employee, contractor, consultant officer, or director of Valaris or a Valaris Subsidiary, entitle any such service provider to severance pay or benefits or to any material increase in severance pay or benefits, limit the right of Valaris or a Valaris Subsidiary to amend, merge, terminate or receive a reversion of assets from any Valaris Employee Plan or related trust in any material respects or result in any “excess parachute payment” within the meaning of Section 280G of Internal Revenue Code; and

(i)   Neither Valaris nor any Valaris Subsidiary has any obligation to provide, and no Valaris Employee Plan or other agreement provides any individual with the right to, a gross up, indemnification, reimbursement or other payment for any excise or additional Taxes, interest or penalties incurred pursuant to Section 409A or Section 4999 of Internal Revenue Code or due to the failure of any payment to be deductible under Section 280G of Internal Revenue Code.
3.21   Employment Agreements and Collective Agreements.
Except as set forth in the Valaris Disclosure Schedule:
(a)   neither Valaris nor any Valaris Subsidiary is a party to, nor bound by, any collective bargaining or union agreement with any labor union, labor organization, or works council with respect to any Valaris or Valaris Subsidiary employee, and as of the date hereof, there is no actual or, to the knowledge of Valaris, threatened application for certification pending against Valaris or any Valaris Subsidiary before the National Labor Relations Board or any other labor relations tribunal or authority. No employees of Valaris or any Valaris Subsidiary are represented by any labor union, labor organization or works council;
(b)   there is and has in the past three (3) years been no labor strike, material labor dispute, lock-out, or work stoppage pending against Valaris or any Valaris Subsidiary and, to the knowledge of Valaris, no labor strike, material labor dispute, lock-out, or work stoppage is threatened against Valaris or a Valaris Subsidiary, in each case other than as in the aggregate would not be material to Transocean;
(c)   as of the date hereof, no unfair labor practice complaint, material grievance or material arbitration proceeding, or equivalent depending on the jurisdiction is or has in the past three (3) years been pending against Valaris or a Valaris Subsidiary and, to the knowledge of Valaris, neither Valaris nor any Valaris Subsidiary has engaged in any unfair labor practice and no unfair labor practice complaint, grievance or arbitration proceeding is threatened against Valaris or any Valaris Subsidiary, in each case other than as in the aggregate would not be material to Valaris;
(d)   Valaris and the Valaris Subsidiaries are, and in the past three (3) years have been, in compliance in all material respects with all Applicable Laws respecting employment, including pay equity, human rights, privacy, employment standards, classification of employees and contractors, worker’s compensation and occupational health and safety, and there are no material outstanding actual or, to the knowledge of Valaris, material threatened claims, complaints, investigations or orders under any such Laws;
(e)   neither Valaris nor any Valaris Subsidiary is a party to, nor is engaged in any negotiations with respect to, any employment agreement with any employee or any written or oral agreement, arrangement or understanding, providing for severance, termination or change of control payments to any Valaris or Valaris Subsidiary employee as a result of the execution and delivery of this Agreement or the consummation of the transactions contemplated herein;
(f)   all amounts due or accrued for all salary, wages, bonuses, commissions, vacation with pay and other employee benefits in respect of employees of Valaris and each Valaris Subsidiary which are attributable to the period before the Effective Time have been paid or are accurately reflected in the books and records of Valaris, in each case other than as in the aggregate would not be material to Valaris;
(g)   to the knowledge of Valaris, as of the date hereof, (i) there are no material outstanding assessments, penalties, fines, liens, charges, surcharges or other amounts due or owing by Valaris or any Valaris Subsidiary pursuant to any workers’ compensation legislation which remain unsatisfied, and (ii) no audit of Valaris or any Valaris Subsidiary is currently being performed by any Governmental Authority pursuant to any applicable worker’s compensation legislation;
(h)   in the past one (1) year, (i) Valaris has not effectuated or taken any action constituting a “plant closing” (as defined in the Workers Adjustment Retraining and Notification Act of 1988, as amended, or any similar state or local applicable U.S. Law that requires advance notice of group personnel or employment actions (collectively, the “WARN Act”)) affecting any site of employment or one or more facilities or operating units within any site of employment for which notices required under the WARN Act have not been provided, and (ii) there has not occurred any action constituting a “mass layoff” (as defined in the WARN Act) affecting any site of employment or facility of Valaris or any Valaris Subsidiary for which there is any outstanding liability under the WARN Act;
(i)   in the past three (3) years, Valaris and each Valaris Subsidiary have properly classified each contractor and contingent worker directly engaged or retained by them, respectively, in accordance with all Applicable Laws and there are no outstanding actual or, to the knowledge of Valaris, threatened material claims, complaints or investigations regarding Valaris or any Valaris Subsidiary’s classification of such contractors and contingent workers, in each case, except as would not, or would not reasonably be expected to, individually or in the aggregate, result in material liability to Valaris or the Valaris Subsidiaries;
(j)   neither Valaris nor any Valaris Subsidiary are or have been in the past three (3) years party to any settlement agreements with an employee or current or former officer alleging sexual harassment or sexual misconduct by any current officer or executive-level employee of Valaris or any Valaris Subsidiaries. There are no, and there have not been in the past one (1) year any, material allegations or reports of sexual harassment, discrimination with respect to a protected classification, including race and gender, hostile work environment or similar misconduct have been made to Valaris or any Valaris Subsidiaries against any executives employed by Valaris or any Valaris Subsidiaries; and
(k)   except as would not, or would not reasonably be expected to, individually or in the aggregate, result in material liability to Valaris or the Valaris Subsidiaries, as of the date hereof, there are no and have not been for the past three (3) years any charges, complaints, or lawsuits pending against Valaris or any Valaris Subsidiary by or before any Governmental Authority under Applicable Law.
3.22   Fleet Assets.
(a)   Section 3.22 of the Valaris Disclosure Schedule sets forth a true, correct and complete list of all drilling units and vessels owned by Valaris or any Valaris Subsidiary or Valaris Joint Venture Partners as of the Agreement Date (the “Valaris Fleet Assets”), including, as applicable with respect to each Valaris Fleet Asset as of the Agreement Date: the name, registered owner, capacity (gross tonnage or deadweight tonnage, as specified therein), year built, classification society, class, IMO number, flag state, and whether any such Valaris Fleet Asset is “cold stacked,” “warm stacked” or is being prepared to be “cold stacked” or “warm stacked”; provided that the foregoing information with respect to Valaris Fleet Assets is based on the knowledge of Valaris. Neither Valaris nor any of its Valaris Subsidiaries or Valaris Joint Venture Partners leases or charters-in any third party-owned drilling units or vessels.
(b)   Each of Valaris or its Valaris Subsidiaries or, to the knowledge of Valaris, the Valaris Joint Venture Partners has good and marketable title to the Valaris Fleet Assets, as set forth on Section 3.22 of the Valaris Disclosure Schedule, in each case free and clear of all Encumbrances other than any Permitted Encumbrance, and no such Valaris Fleet Asset or any related asset is leased under an operating lease from a lessor that, to the Valaris’s knowledge, has incurred non-recourse indebtedness to finance the acquisition or construction of such Valaris Fleet Asset. Valaris has made available to Transocean a true, correct and complete list of all class and flag conditions relating to Valaris Fleet Assets as of the Agreement Date.
(c)   To the extent consistent with its operating status, each Valaris Fleet Asset has been maintained consistent with general practice in the offshore drilling industry and is in good operating condition and repair, subject to ordinary wear and tear, except where the failure to do so would not result in a Material Adverse Effect on Valaris.
(d)   Valaris, the Valaris Subsidiaries and, to the knowledge of Valaris, the Valaris Joint Venture Partners operates each Valaris Fleet Asset, as applicable, in compliance with all Applicable Laws and Maritime Guidelines, except where such failure to be in compliance has not had and would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect on Valaris. Valaris and each of its Valaris Subsidiaries and Valaris Joint Venture Partners are qualified in all material respects to own and operate the Valaris Fleet Assets, as set forth on Section 3.22 of the Valaris Disclosure Schedule, under Applicable Law, including the Applicable Laws of each Valaris Fleet Asset’s flag state, except where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect on Valaris. To the extent consistent with its operating status, each Valaris Fleet Asset is seaworthy, has all material national and international operating certificates and endorsements, each of which is valid, that are required for the operation of such Valaris Fleet Asset in the trades and geographic areas in which it is operated.
(e)   To the extent consistent with its operating status, each Valaris Fleet Asset is classed by a classification society which is a member of the International Association of Classification Societies and possesses class certificates free from overdue conditions affecting class and valid through the Agreement Date, and, to Valaris’s knowledge no event has occurred and no condition exists that would cause such Valaris Fleet Asset’s class to be suspended or withdrawn, and is duly and lawfully documented under the laws of its flag jurisdiction.
(f)   The representations and warranties in this Section 3.22 to the extent related to Valaris Fleet Assets owned by Valaris Joint Venture Partners are made to the knowledge of Valaris.
3.23   Compliance with Laws.
In the three (3) years prior to the Agreement Date, Valaris and each Valaris Subsidiary has complied with and are not in violation of any Applicable Laws other than non-compliance or violations which would, individually or in the aggregate, not have a Material Adverse Effect on Valaris.
3.24   Intellectual Property and Information Technology.
(a)   All patents, trademarks, copyrights, and domain names subject to registration or a pending application therefor (“Valaris IP Registrations”) are valid and enforceable, no cancellation, termination, expiration or abandonment of any Valaris IP Registrations (except natural expiration or termination at the end of the full possible term) has occurred, nor is any such action pending, and all necessary registration, maintenance, renewal, and other relevant filing fees associated with any Valaris IP Registrations have been timely paid; (b); Valaris and each Valaris Subsidiary own with good and valid title thereto, free and clear of all Encumbrances (other than Permitted Encumbrances), all Intellectual Property Rights owned or purported to be owned by Valaris or any Valaris Subsidiary and have a valid right or license to use all other Intellectual Property Rights used by any of them in the operation of their respective businesses in the manner presently operated by Valaris or any Valaris Subsidiary (collectively, the “Valaris IP”); (c) the Valaris IP is sufficient for Valaris and each Valaris Subsidiary to operate their respective business in the manner presently operated; (d) neither the operation by Valaris or any Valaris Subsidiary of their respective business in the manner presently operated, nor the use by Valaris or any Valaris Subsidiary of any Valaris IP in respect thereto, infringes, misappropriates, or otherwise violates the Intellectual Property Rights of any third party; (e) neither Valaris nor any Valaris Subsidiary has in the past three (3) years received any written notice, complaint, threat or claim, and no written claims are pending, alleging: (A) the infringement, misappropriation or other violation by it of any Intellectual Property Right of any third party; or (B) that Valaris and a Valaris Subsidiary does not own or challenging the scope of any Valaris IP or, in the case of Valaris IP which is licensed to Valaris or a Valaris Subsidiary, as the case may be, that Valaris or a Valaris Subsidiary’s rights to use such Intellectual Property Rights are invalid or unenforceable; (f) Valaris and each Valaris Subsidiary has used and continue to use commercially reasonable efforts (including measures to protect secrecy and confidentiality, where appropriate) to protect the Valaris IP owned or purported to be owned by Valaris or any Valaris Subsidiary from unauthorized disclosure, access and use; (f) the Information Technology owned, licensed, leased or used by Valaris and the Valaris Subsidiaries (collectively, the “Valaris IT”) is sufficient, in respect of performance and security, to operate their respective business in the manner presently operated; (h) Valaris and the Valaris Subsidiaries: (A) have and continue to use commercially reasonable efforts to protect the security and integrity of the Valaris IT and the information thereon; and (B) have adopted disaster recovery and business continuity plans which are designed to protect their respective business in case of a disaster; and (i) Valaris and the Valaris Subsidiaries have in the past three (3) years collected, used, disclosed, stored, and otherwise processed all Personal Information under their custody and control materially in accordance with applicable data protection and privacy Laws; in each case, other than non compliance with or violations of the representations and warranties provided in clauses (a)-(h) which would, individually or in the aggregate, not have a Material Adverse Effect on Valaris.
3.25   Corrupt Practices and Trade Legislation.
(a)   Within five (5) years prior to the Agreement Date, except as would not be material to Transocean and the Transocean Subsidiaries, taken as a whole neither Valaris nor any Valaris Subsidiary, or any of their respective directors, officers, employees, affiliates or, to the knowledge of Valaris, any agents or any Person(s)

associated with or acting for or on behalf of Valaris or any Valaris Subsidiary have, directly or indirectly, in connection with the conduct of any business of Valaris or any Valaris Subsidiary:
(i)   made, offered, promised or authorized any payment, loan or transfer of anything of value, including any reward, bribe, payoff, kickback, rebate, contribution, gift, meals, entertainment, travel, lodging entertainment, advantage or benefit of any kind, to or for the benefit of any Person, in violation of any applicable Anti-Corruption Laws, for the purpose of (A) influencing any act or decision of such or other Person, (B) inducing such or other Person to do or omit to do any act in violation of a lawful duty, (C) obtaining or retaining business for or with any Person, (D) expediting or securing the performance of official acts of a routine nature or (E) otherwise securing any improper advantage;
(ii)   created or caused the creation of any false or inaccurate books and records of Valaris or any Valaris Subsidiary related to any of the foregoing in violation of applicable Anti-Corruption Laws;
(iii)   in connection with applicable Anti-Corruption Laws, (A) conducted or initiated any internal investigation, (B) made a voluntary, directed or involuntary disclosure to any Governmental Authority or (C) received any written (or to its knowledge, non-written) notice, request or citation from any Person in which noncompliance with applicable Anti-Corruption Laws was substantiated; or
(iv)   violated any applicable Anti-Corruption Law(s).
(b)   Within five (5) years prior to the date of this Agreement, except as would not be material to Transocean and the Transocean Subsidiaries, taken as a whole, neither Valaris nor any Valaris Subsidiary is or has ever been the subject of any actual or threatened investigation, inquiry or enforcement proceeding by a Governmental Authority regarding non-compliance with applicable Anti-Corruption Laws.
(c)   Neither Valaris nor any Valaris Subsidiary is directly or indirectly owned or controlled, in whole or in part, by any Governmental Authority or Government Official, and, no officer, director, or employee, and to the knowledge of Valaris, no stockholder, partner or other equity holder of Valaris, is a Government Official (or, to the knowledge of Valaris, anticipates becoming a Government Official) who, in such capacity, can make or influence any action or decision related to this Agreement.
(d)   Valaris and all Valaris Subsidiaries have instituted and maintained policies and procedures designed to achieve, and which are reasonably expected to continue to achieve compliance with applicable Anti-Corruption Laws.
(e)   Neither Valaris nor any Valaris Subsidiary, nor to the knowledge of Valaris, any director, officer, agent, employee or affiliate thereof (i) is a Sanctioned Person or (ii) does business in or with, or derives any of its income, directly or indirectly, from any Sanctioned Person or any Sanctioned Jurisdiction in violation of applicable Sanctions. Neither Valaris nor any Valaris Subsidiary is, or at any time since April 24, 2019 has been, (i) in violation of any applicable Trade Control Laws (including Sanctions); (ii) has otherwise engaged in any business or dealings directly or indirectly involving or related to a Sanctioned Person or Sanctioned Jurisdiction in violation of applicable Trade Control Laws (including Sanctions); or (iii) to the knowledge of Valaris, has imported any merchandise into the United States that was produced in whole or in part in the Xinjiang Uyghur Autonomous Region or by any entity designated on the Uyghur Forced Labor Prevention Act (“UFLPA”) Entity List in violation of the UFLPA. Valaris and all Valaris Subsidiaries have prepared and timely applied for, and obtained and complied with, all licenses, registrations and other authorizations required in accordance with applicable Trade Control Laws for the conduct of their business. To the knowledge of Valaris, there is no investigation by, request for information from, pending voluntary or directed disclosure to, any Governmental Authority or any fine, citation, or other legal proceeding, internal investigation, or audit regarding any actual, alleged or possible violation of any Trade Control Laws (including Sanctions) by Valaris or any Valaris Subsidiary, or by any officer or director of Valaris or any Valaris Subsidiary. Neither Valaris nor any Valaris Subsidiary is, or is required to be, registered with the U.S. State Department under the International Traffic in Arms Regulations.
(f)   Without limiting the generality of the foregoing, Valaris and each Valaris Subsidiary, and each of their respective officers and employees, and each of their respective consultants, agents and representatives, acting in their capacity as such, is in material compliance with all Applicable Laws relating to lobbying activities and campaign contributions, if any, and all filings required to be made under any Applicable Law relating to such lobbying activities and campaign contributions are accurate and have been properly filed with the appropriate Governmental Authority in all material respects.
(g)   For purposes of this Section only, “affiliates” means those affiliates acting in connection with the properties, assets or business of Valaris and/or a Valaris Subsidiary, as applicable.
3.26   Finders or Brokers.
Except for Goldman Sachs & Co. LLC, neither Valaris nor any of its Subsidiaries has employed any investment banker, broker or finder in connection with the transactions contemplated by this Agreement who might be entitled to any fee or any commission in connection with or upon consummation of the Business Combination.
3.27   No Additional Representations.
Notwithstanding anything herein to the contrary, the representations and warranties of Valaris expressly set forth in this Article 3 are and shall constitute the sole and exclusive representations and warranties made with respect to Valaris in connection with this Agreement or the transactions contemplated hereby. Except for the representations and warranties expressly set forth in this Article 3, neither Valaris nor any other Person has made or is making any other express or implied representation or warranty, statutory or otherwise, of any nature, on behalf of Valaris or any of its affiliates, including with respect to any express or implied representation or warranty as to the merchantability, quality, quantity, suitability or fitness for any particular purpose of the business or the assets of Valaris or its Subsidiaries. Except for the representations and warranties expressly set forth in this Article 3, all other warranties, express or implied, statutory or otherwise, of any nature, including with respect to any express or implied representation or warranty as to the merchantability, quality, quantity, suitability or fitness for any particular purpose of the business or the assets of Valaris are hereby expressly disclaimed. Valaris acknowledges that none of Transocean or any other Person has made or makes, and Valaris has not relied on, any representation or warranty, express or implied, as to any matter whatsoever except as expressly set forth in Article 4 or in any certificate delivered by Transocean to Valaris in accordance with the terms hereof, and specifically (but without limiting the generality of the foregoing) that Transocean makes no representation or warranty, express or implied, with respect to (a) any projections, estimates or budgets delivered or made available to Valaris (or any of its affiliates, officers, directors, employees or Representatives) of future revenues, results of operations (or any component thereof), cash flows or financial condition (or any component thereof) of Transocean and its Subsidiaries or (b) the future business and operations of Transocean and its Subsidiaries. Valaris is not relying on any representation, warranty or other information of any person except for those representations or warranties expressly set forth in this Agreement or in any certificate delivered by Transocean to Valaris in accordance with the terms hereof, and no person has been authorized by Transocean, its Subsidiaries or any other person on behalf of Transocean to make any representation or warranty, express or implied, relating to itself or its business or otherwise in connection with this Agreement and the Business Combination, and if made, such representation or warranty shall not be relied upon by Transocean as having been authorized by such entity. Without limiting the foregoing, Valaris makes no representation or warranty to Transocean with respect to any business or financial projection or forecast relating to Valaris or any of its Subsidiaries, whether or not included in the Valaris Data Room or any management presentation. Valaris, on its behalf and on behalf of its affiliates, expressly waives any claim relating to the foregoing matters, and disclaims that it is relying upon or has relied upon any representations or warranties except those expressly set forth in Article 4, and acknowledges and agrees that Transocean has specifically disclaimed any express or implied representation or warranty made by any Person other than those set forth in Article 4.
ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF TRANSOCEAN
Except as disclosed in the Transocean SEC Documents (excluding any disclosures set forth in any “risk factor” section and in any section relating to forward-looking statements to the extent that they are cautionary, predictive or forward-looking in nature) furnished or filed and publicly available not later than one (1) Business Day prior to the Agreement Date, where the relevance of the information as an exception to (or disclosure for purposes of) a particular representation is reasonably apparent on the face of such disclosure, or in the disclosure schedule delivered by Transocean to Valaris immediately prior to the execution of this Agreement

(the “Transocean Disclosure Schedule”) (each section of which qualifies the correspondingly numbered representation, warranty or covenant if specified therein and such other representations, warranties or covenants where its relevance as an exception to (or disclosure for purposes of) such other representation, warranty or covenant is reasonably apparent on its face), Transocean represents and warrants to Valaris as follows:
4.1   Organization and Qualification.
(a)   Transocean is duly incorporated and validly existing under the Applicable Swiss Laws and has the requisite corporate power and authority to own its properties as now owned and to carry on its business as it is now being conducted. Transocean is duly qualified to do business and, to the extent such concept is applicable, is in good standing in each jurisdiction in which the character of its properties, owned or leased, or the nature of its activities requires such registration, except where the failure to be so qualified or in good standing, would not have, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Transocean. Transocean has made available to Valaris true and complete copies of the Transocean Constitutional Documents in effect as of the Agreement Date.
(b)   Each Transocean Subsidiary is a legal entity duly incorporated or organized, validly existing and in good standing (in jurisdictions where such concept exists) under the Applicable Laws of its jurisdiction of incorporation or organization and has the requisite corporate or similar power and authority to own their respective properties as now owned and to carry on their respective business as it is now being conducted and is qualified to do business and, to the extent such concept is applicable, is in good standing in each jurisdiction in which the character of its respective properties, owned or leased, or the nature of its activities requires such registration, except where the failure to be so incorporated or organized, validly existing, qualified or in good standing, or to have such power or authority, would not have a Material Adverse Effect on Transocean.
4.2   Corporate Authority Relative to this Agreement.
(a)   Transocean has the requisite corporate power and authority to enter into and deliver this Agreement and the Valaris Support Agreements and to carry out its obligations hereunder and thereunder and, subject to receipt of the approval of the Transocean Shareholder Resolutions by the Transocean Shareholders at the Transocean Meeting and the corporate actions, filings and registrations required or advisable to implement such resolutions, as well as the receipt of the Sanction Order, to consummate the transactions contemplated by this Agreement, the Scheme of Arrangement and the Valaris Support Agreements. The Transocean Board at a duly held meeting has (i) approved and declared advisable this Agreement, the application to Court for the sanction of the Scheme of Arrangement, the Valaris Support Agreements and the consummation of the Business Combination and the other transactions contemplated by this Agreement, the Scheme of Arrangement and the Valaris Support Agreements, (ii) determined that the terms of this Agreement, the Scheme of Arrangement and the Valaris Support Agreements are fair to and in the best interests of Transocean and the Transocean Shareholders and (iii) resolved, subject to the terms and conditions set forth in this Agreement and the Scheme of Arrangement, to convene the Transocean Meeting and recommend that the Transocean Shareholders resolve on the approval of the Transocean Shareholder Resolutions (the “Transocean Board Recommendation”). Except for (A) the resolutions of the Transocean Board outlined in subsections (i) to (iii) above, (B) obtaining the approval of the Transocean Shareholder Resolutions by the Transocean Shareholders at the Transocean Meeting and completing all the required implementation steps in connection therewith, and (C) the corporate actions, filings and registrations required or advisable to implement such resolutions and the filing of the required documents and other actions in connection with the Scheme of Arrangement with, and receipt of the Sanction Order, no other corporate proceeding on the part of Transocean is necessary to authorize the execution and delivery of this Agreement, the Scheme of Arrangement and the Valaris Support Agreements or the consummation of transactions contemplated by this Agreement, the Scheme of Arrangement and the Valaris Support Agreements, including the Business Combination. The execution and delivery of this Agreement and the Valaris Support Agreements, and the consummation by Transocean of the transactions contemplated hereunder and thereunder, have been duly and validly authorized by the Transocean Board and, subject to the approval of the Transocean Shareholder Resolutions by the Transocean Shareholders and the approval of the Proxy Statement and matters relating to the Transocean Meeting by the Transocean Board and the corporate actions, filings and registrations required or advisable to implement such resolutions, no other corporate proceedings on the part of Transocean are necessary to authorize this Agreement or the Business Combination. This Agreement and the Valaris Support

Agreements have been duly and validly executed and delivered by Transocean and constitute legal, valid and binding obligations of Transocean enforceable against Transocean in accordance with the terms hereof and thereof, subject to the qualification that (x) such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other Applicable Laws of general application relating to or affecting rights of creditors and (y) equitable remedies, including specific performance, are discretionary and may not be ordered.
(b)   The Transocean Board has received the oral Transocean Fairness Opinion, to be confirmed by delivery of a written Transocean Fairness Opinion. Promptly following the execution of this Agreement, Transocean will make available to Valaris, solely for informational purposes and on a non-reliance basis by Valaris, an accurate and complete copy of such written Transocean Fairness Opinion.
4.3   Capitalization; Transocean Incentives.
(a)   As of the Agreement Date (i) the issued share capital of Transocean amounts to USD 120,400,968.10 and consists of 1,204,009,681 Transocean Shares with a par value of USD 0.10 each of which 1,101,682,141 were outstanding as of February 6, 2026, (ii) other than the Transocean Incentives, shares issuable in connection with the 4.625% senior guaranteed exchangeable bonds due September 2029 and warrants to purchase Transocean Shares expiring on March 13, 2026, there are no options, warrants or other rights, plans, agreements or commitments of any nature whatsoever requiring the issuance, sale or transfer by Transocean of any securities of Transocean (including Transocean Shares) or any securities convertible into, or exchangeable or exercisable for, or otherwise evidencing a right to acquire, any securities of Transocean (including Transocean Shares) and (iii) Transocean has made available on the date hereof to Valaris the number of shares issuable upon the exchange of the 4.625% exchangeable bonds and the number of shares issuable upon exercise of the warrants expiring on March 13, 2026. All issued Transocean Shares are duly authorized, validly issued, fully paid and non-assessable and are not subject to, nor were they issued in violation of, any pre-emptive rights and all Transocean Shares issuable upon the exercise, settlement or redemption, as applicable, of Transocean Incentive(s) in accordance with the terms of such securities will be duly authorized, validly issued, fully paid and non-assessable and will not be subject to any pre-emptive rights. Other than the Transocean Shares, there are no securities of Transocean outstanding which have the legal or contractual right to vote generally with Transocean Shareholders on any matter.
(b)   Transocean has made available to Valaris the following information with respect to the Transocean Incentives outstanding as of the Agreement Date: (A) all Transocean equity plans (if any) pursuant to which such Transocean Incentive(s) were granted; (B) the aggregate number of Transocean Shares subject to outstanding Transocean Incentives by instrument type and vesting schedule (including, for performance-based Transocean Incentives, both the target and maximum number of Transocean Shares); (C) the exercise price (if any) of such Transocean Incentive; (D) the date on which such Transocean Incentive expires; and (E) if such Transocean Incentive is a Transocean Option, whether it is an “incentive stock option” (as defined in Internal Revenue Code) or a non-qualified stock option. Transocean has no payments owing or contemplated under a dividend equivalent right (whether in cash, stock or otherwise) with respect to the Transocean Incentive(s). The exercise price of each Transocean Option is no less than the fair market value of a Transocean Share as determined on the date of grant of such Transocean Option. All grants of Transocean Incentive(s) were recorded on Transocean’s financial statements (including any related notes thereto) in accordance with the applicable accounting standard.
4.4   Joint Venture Partners.
Section 4.4 of the Transocean Disclosure Schedule sets forth the name of each Transocean Joint Venture Partner as of the Agreement Date. Except for the Transocean Joint Venture Partners, neither Transocean nor any Transocean Subsidiary is a partner or participant in any material partnership, joint venture, profit-sharing arrangement or other material business combination of any kind.
4.5   Ownership of Subsidiaries.
Transocean is the beneficial direct or indirect owner of all of the outstanding shares of each Transocean Subsidiary with good title thereto free and clear of any and all Encumbrances, other than those granted to its bank lenders. There are no outstanding options, rights, entitlements, understandings or commitments (contingent or otherwise) regarding the right to acquire any such shares of capital stock or other ownership interests in any Transocean Subsidiary. All of the outstanding shares of capital stock in each Transocean Subsidiary are validly issued, fully paid and non-assessable and are not subject to, nor were they issued in violation of, any pre-emptive rights.
4.6   No Violation; Absence of Defaults and Conflicts.
(a)   (i) Transocean is not in violation of the Transocean Constitutional Documents and (ii) no Transocean Subsidiary is in violation of its constitutional or organizational documents in any material respect.
(b)   Neither the execution nor the delivery of this Agreement, nor the Valaris Support Agreements, by Transocean nor the consummation of the Business Combination contemplated by this Agreement nor compliance by Transocean with any of the provisions hereof or thereof will: (i) violate, conflict with, or result in a breach of any provision of, require any consent, approval or notice under, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) or result in a right of termination or acceleration under, or result in the creation of any Encumbrance upon any of the properties or assets of Transocean or a Transocean Subsidiary or cause any indebtedness to come due before its stated maturity or cause any credit to cease to be available, under any of the terms, conditions or provisions of: (A) their respective constitutional or organizational documents; or (B) any note, bond, mortgage, indenture, loan agreement, deed of trust or Transocean Material Contract to which Transocean or a Transocean Subsidiary is a party or to which any of them, or any of their respective properties or assets, may be subject or by which Transocean or a Transocean Subsidiary is bound; or (ii) subject to obtaining the Key Regulatory Approval(s), CFIUS Approval and the requisite approvals of the Transocean Shareholders, the Valaris Shareholders, the Court and the NYSE, if applicable, and compliance with Applicable Laws, including requisite filings with and registrations in the commercial register of the Canton of Zug, Switzerland, violate any Applicable Laws with respect to Transocean or a Transocean Subsidiary or any of their respective properties or assets; or (iii) cause the suspension or revocation of any authorization, consent, approval or license currently in effect (except, in the case of each of clauses (i) (with respect to Transocean Subsidiaries only), (ii) and (iii) above, for such violations, conflicts, breaches, defaults, terminations, accelerations, creations of Encumbrances, suspensions or revocations which, or any consents, approvals or notices which if not given or received, would not, individually or in the aggregate, have any Material Adverse Effect on Transocean).
(c)   Other than in connection with or in compliance with the provisions of Applicable Laws in relation to the completion of the Business Combination or which are required to be fulfilled after the completion of the Business Combination, and except for the Key Regulatory Approval(s), the CFIUS Approval and the requisite approvals of the Transocean Shareholders, the Valaris Shareholders, the Court and the NYSE and the requisite filings with and registrations in the commercial register of the Canton of Zug, Switzerland: (i) there is no legal impediment to Transocean’s consummation of the Business Combination; and (i) no filing or registration with, or authorization, consent or approval of, any Governmental Authority is required of Transocean in connection with the consummation of the Business Combination, except for such filings or registrations which, if not made, or for such authorizations, consents or approvals which, if not received, would not have a Material Adverse Effect on Transocean.
4.7   Transocean Shares.
Transocean has reserved and allotted or will reserve and allot prior to the Effective Time a sufficient number of: (i) Transocean Shares required to be issued for purposes of the Business Combination; (ii) Transocean Shares required to be issued or delivered for purposes of the Valaris Incentives; (iii) Transocean Shares required to be issued or delivered for purposes of the Valaris Warrants; and (iv) Transocean Shares required to be issued or delivered to former holders of Valaris Incentives following the Effective Time, and, subject to the terms and conditions of the Business Combination and such Valaris Incentives, such Transocean Shares when issued, will be duly authorized, validly issued and fully paid and non-assessable. To satisfy the obligation to issue or deliver Transocean Shares as referred to in subsections (ii) to (iv), such Transocean Shares may be (A) newly issued on the basis of the Share Issuance Resolutions, Transocean’s existing conditional capital or a capital band approved by Transocean Shareholders, or (B) delivered out of Transocean Shares held in treasury by Transocean or any of its Subsidiaries or repurchased or to be repurchased by Transocean or any of its Subsidiaries in the open market.

4.8   Litigation.
There are no actions, suits, proceedings or investigations by Governmental Authorities or other Persons pending or, to the knowledge of Transocean, threatened, affecting or that would reasonably be expected to affect Transocean or a Transocean Subsidiary or any of their respective properties or assets at law or equity or before or by any court or Governmental Authority which action, suit, proceeding or investigation involves a reasonable possibility of any judgment against or liability of Transocean or a Transocean Subsidiary which, if successful, would have a Material Adverse Effect on Transocean. Neither Transocean nor a Transocean Subsidiary is subject to any outstanding order, writ, injunction or decree that has had or would have a Material Adverse Effect on Transocean.
4.9   Taxes.
(a)   Returns Filed and Taxes Paid.   Each of Transocean and each Transocean Subsidiary has (A) timely filed or caused to be filed (taking into account any extension of time within which to file) all material Returns required to have been filed by it, and all such Returns were true, correct and complete in all material respects, (B) timely paid or caused to be paid to the appropriate Governmental Authority all material Taxes required to be paid by it (whether or not shown as due on such Returns), and (C) established adequate accruals and reserves, in accordance with GAAP, on the Transocean Financial Statements for all material Taxes payable by Transocean and any Transocean Subsidiaries for all taxable periods and portions thereof through the date of such financial statements.
(b)   Audits; Encumbrances.   There are no current ongoing examinations, audits, or proceedings, nor has any been threatened in writing in respect of a material amount of Taxes with respect to Transocean or any Transocean Subsidiary. Any deficiencies asserted or assessments made as a result of any examination, audit, litigation or other proceeding with respect to Taxes of Transocean or any Transocean Subsidiary have been paid in full, withdrawn, or are being contested in good faith and adequate accruals or reserves for such deficiencies or assessments have been established on the Transocean Financial Statements to the extent required by GAAP. There are no material Encumbrances for Taxes on any of the assets of Transocean or any Transocean Subsidiary other than Encumbrances as are disclosed in any Governmental Authority or arising in the ordinary course of business or for Taxes not yet due and payable or which are being contested in good faith through appropriate proceedings and for which reserves have been established on the Transocean Financial Statements in accordance with GAAP. No claim has ever been made in writing by a taxing authority of a jurisdiction where Transocean or any Transocean Subsidiary has not filed a material Return or paid a material amount of Taxes of a particular type that Transocean or such Transocean Subsidiary is or may be subject to taxation by that jurisdiction, or is required to file any material Returns or pay Taxes of such type in such jurisdiction.
(c)   Tax Sharing Agreement; Consolidated Liability.   Since January 1, 2006, neither Transocean nor any Transocean Subsidiary (A) has been a member of any affiliated, combined, unitary or other similar group (other than any such group the common parent of which is Transocean or any Transocean Subsidiary), (B) is a party to or bound by any written Tax allocation, indemnification, sharing or similar agreement (other than an agreement exclusively between or among Transocean and any Transocean Subsidiary), except for customary commercial agreements entered into in the ordinary course of business the primary purpose of which is not related to Taxes, or (C) has any liability for any Taxes of any Person (other than Transocean or any Transocean Subsidiary) under Section 1.1502-6 of the U.S. Treasury Regulations (or any analogous or similar provision of any state, local or non-U.S. Tax Law), as a transferee or successor, by contract (other than pursuant to customary commercial agreement entered into in the ordinary course of business the primary purpose of which is not related to Taxes), or otherwise by operation of Law.
(d)   Withholding Taxes.   Transocean and each Transocean Subsidiary (A) have timely paid, deducted, withheld and collected all material amounts required to be paid, deducted, withheld or collected by any of them with respect to any payment owing to, or received from, their employees, non-residents of Switzerland, creditors, independent contractors, customers and other third parties, and (B) have otherwise complied with Applicable Laws relating to the payment, withholding, collection and remittance of Taxes (including information reporting requirements) in all material respects.
(e)   Distributing or Controlled Corporation.   Neither Transocean nor any Transocean Subsidiary has distributed stock of another Person, or has had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Section 355(a) of the Internal Revenue Code within the past three (3) years or otherwise as part of a plan that includes the Business Combination.
(f)   Listed Transactions.   Neither Transocean nor any Transocean Subsidiary has participated in any “listed transaction” within the meaning of Section 1.6011-4(b)(2) of the U.S. Treasury Regulations (or any analogous or similar provision of state, local or non-U.S. Law).
(g)   Tax Filings; Tax Requests.   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Transocean, neither Transocean nor any Transocean Subsidiary (A) has entered into any agreement or other arrangement waiving or extending the statute of limitations or the period of assessment or collection of any material Tax, or (B) is party to or bound by any “closing agreement” as described in Section 7121 of the Internal Revenue Code (or any analogous or similar provision of state, local or non-U.S. Tax Law) or any private letter rulings, technical advice memoranda or similar agreement or rulings by or with any taxing authority that will remain in effect following the Effective Time.
(h)   Tax Residence.   Transocean is a tax resident solely in Switzerland.
(i)   Permanent Establishment.   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Transocean, neither Transocean nor any Transocean Subsidiary has ever had a permanent establishment (within the meaning of an applicable Tax treaty) or otherwise had an office or other fixed place of business in, or is or has ever been Tax resident in, a country other than the country in which it is organized.
(j)   Tax Treatment Knowledge.   Neither Transocean nor any Transocean Subsidiary has taken or agreed to take any action, intends to take any action, or knows of any fact or circumstance, in each case, that could reasonably be expected to prevent or impede the Business Combination from qualifying as, or to cause the Business Combination to fail to qualify as, a “reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code.
4.10   Reports and Financial Statements; Internal Controls and Procedures.
(a)   Transocean has timely filed or furnished all forms, documents and reports (including exhibits and schedules thereto and all other information incorporated by reference) required to be filed or furnished by it with the SEC from January 1, 2024 (as amended and supplemented from time to time, the “Transocean SEC Documents”). As of their respective dates or, if amended, as of the date of the last such amendment, the Transocean SEC Documents complied in all material respects with the requirements of the U.S. Securities Act and the U.S. Exchange Act, as the case may be, and the applicable rules and regulations promulgated thereunder, and none of the Transocean SEC Documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the Agreement Date, there are no outstanding or unresolved comments from any comment letters of the staff of the SEC received by Transocean relating to any Transocean SEC Document and none of the Transocean SEC Documents is, to the knowledge of Transocean, the subject of ongoing SEC review. Transocean, prior to the Agreement Date, made available to Valaris or its Representatives true, correct and complete copies of all SEC comment letters received, and response letters submitted and other material correspondence with the SEC with respect to the Transocean SEC Documents to the extent such comment letters, response letters and other correspondence are not publicly available.
(b)   The consolidated financial statements (including all related notes and schedules) of Transocean included in or incorporated by reference into the Transocean SEC Documents fairly present in all material respects the consolidated financial position of Transocean and its consolidated Subsidiaries, as at the respective dates thereof, and the consolidated results of their operations and their consolidated cash flows for the respective periods then ended (subject, in the case of the unaudited statements, to normal year-end audit adjustments and to any other adjustments described therein, including the notes thereto) in conformity with GAAP (except, in the case of the unaudited statements, as permitted by the SEC) applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto). As of the Agreement Date, Ernst & Young LLP, has not resigned (or informed Transocean that it intends to resign) or been dismissed as independent public accountants of Transocean as a result of or in connection with any disagreements with Transocean on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.
(c)   Neither Transocean nor any of its Subsidiaries is a party to, nor has any commitment to become a party to, any material off-balance sheet partnership or any similar contract or any material “off-balance sheet arrangement” (as defined in Item 303(a) of Regulation S-K under the U.S. Securities Act), in each case, that is required to be disclosed pursuant to Item 303(a)(4) of Regulation S-K under the U.S. Securities Act that has not been so disclosed in the Transocean SEC Documents.
(d)   Transocean and each of its Subsidiaries has established and maintains disclosure controls and procedures and internal control over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the U.S. Exchange Act) as required by Rule 13a-15 under the U.S. Exchange Act. Transocean’s disclosure controls and procedures are reasonably designed to ensure that all material information required to be disclosed by Transocean in the reports that it files or furnishes under the U.S. Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such material information is accumulated and communicated to Transocean’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act. Transocean’s management has completed an assessment of the effectiveness of Transocean’s internal control over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act for the year ended December 31, 2024, and such assessment concluded that such controls were effective. Based on its most recent evaluation of internal control over financial reporting prior to the Agreement Date, management of Transocean did not identify: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in Transocean’s internal control over financial reporting. From January 1, 2024 through the Agreement Date, neither Transocean nor any of the Transocean Subsidiaries nor, to the knowledge of Transocean, any of their respective directors or officers has received any material written complaint, allegation, assertion or claim regarding the accounting or auditing practices, procedures or methodologies of Transocean nor any of the Transocean Subsidiaries, or any of their respective internal accounting controls, including any material complaint, allegation, assertion or claim that Transocean or any of the Transocean Subsidiaries has engaged in unlawful accounting or auditing practices.
4.11   No Orders.
No order, ruling or determination having the effect of suspending the sale of, or ceasing the trading of, the Transocean Shares or any other securities of Transocean has been issued by any Governmental Authority and is continuing in effect and no proceedings for that purpose have been instituted, are pending or, to the knowledge of Transocean, are contemplated or threatened under any Applicable Laws or by any Governmental Authority.
4.12   Material Contracts.
Transocean has made available to Valaris, true and complete copies (including all material amendments, modifications, extensions or renewals with respect thereto) of each of the following Transocean Material Contracts to which Transocean or a Transocean Subsidiary is a party or bound as of the Agreement Date:
(a)   each Contract containing any non-compete or similar type of provision that materially restricts the ability of Transocean or any Transocean Subsidiary (including Valaris and the Valaris Subsidiaries following the Effective Time) to (A) compete in any line of business or geographic area or with any Person during any period of time after the Effective Time or (B) make, sell or distribute any products or services, or use, transfer or distribute, or enforce any of their rights with respect to, any of their material assets or properties;
(b)   each Contract that creates, evidences, provides commitments in respect of, secures or guarantees (A) indebtedness for borrowed money of Transocean or a Transocean Subsidiary in any amount in excess of $100 million or (B) other than in the ordinary course of business, other indebtedness of Transocean or a Transocean Subsidiary (whether incurred, assumed, guaranteed or secured by any asset) in excess of $$100 million other than agreements solely between or among Transocean and a Transocean Subsidiary; and

(c)   any acquisition or divestiture Contract that contains “earn out” or other contingent payment obligations, or remaining indemnity or similar obligations (other than customary indemnity obligations with respect to the post-closing ownership and operation of acquired assets), that would reasonably be expected to result in earn out payments, contingent payments or other similar obligations to a third party.
Neither Transocean nor any Transocean Subsidiary is in breach of, or default under the terms of, and, to the knowledge of Transocean, no other party to any Transocean Material Contract is in breach of, or default under the terms of, any Transocean Material Contract, nor is any event of default (or similar term) continuing under any Transocean Material Contract, and, to the knowledge of Transocean, there does not exist any event, condition or omission that would constitute such a default, breach or event of default (or similar term) (whether by lapse of time or notice or both) under any Transocean Material Contract, in each case where such breach, default or event of default (or similar term) would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect in respect of Transocean.
4.13   No Undisclosed Material Liabilities.
There are no liabilities or obligations of Transocean or any of its Subsidiaries, of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than (a) liabilities or obligations disclosed, reflected, reserved or provided for in the Transocean Financial Statements or in the notes thereto, (b) liabilities or obligations incurred in connection with this Agreement and the transactions contemplated hereby, (c) liabilities or obligations incurred in the ordinary course of business consistent with past practice since December 31, 2025 and which have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Transocean, (d) liabilities or obligations that have been discharged or paid in full, or (e) liabilities or obligations that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Transocean.
4.14   Absence of Certain Changes; Conduct of Business.
(a)   From December 31, 2025 through the Agreement Date, except for the Business Combination or any action taken in accordance with this Agreement, Transocean and the Transocean Subsidiaries have conducted their respective business in all material respects in the ordinary course of business substantially consistent with past practice.
(b)   From December 31, 2025 through the Agreement Date, there have been no material facts, transactions, events or occurrences which have had or would have a Material Adverse Effect on Transocean.
4.15   Environmental.   Except as would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect on Transocean:
(a)   there have not occurred any Releases of Hazardous Substances at, on, under or from (i) any property currently or formerly owned, operated or leased by Transocean or a Transocean Subsidiary, and (ii) to the knowledge of Transocean, any location formerly operated or used by Transocean or any Transocean Subsidiary to which Transocean or any Transocean Subsidiary has arranged, by contract, agreement, or otherwise, for the transportation, disposal or treatment of Hazardous Substances.
(b)   neither Transocean nor any Transocean Subsidiary is subject to any stop orders, control orders, clean-up orders or reclamation orders under applicable Environmental Laws.
(c)   all operations of Transocean and each Transocean Subsidiary have been and are now being conducted in material compliance with all applicable Environmental Laws, which compliance includes the possession and compliance with the terms of any Environmental Permit; and
(d)   Transocean is not aware of, or is subject to:
(i)   any proceeding, application, order or directive which relates to environmental, health or safety matters, and which is expected to require Transocean or any Transocean Subsidiary to conduct any work, repairs, construction, or to incur expenditures;
(ii)   any Action against Transocean or any Transocean Subsidiary with respect to Hazardous Substances or the breach of or liability under any Environmental Laws applicable to Transocean or a Transocean Subsidiary, including any regulations respecting the use, storage, treatment, transportation, or disposition of any Hazardous Substances;
(iii)   any proceeding, application, order or directive which relates to environmental, health or safety matters, and which is expected to require Transocean or any Transocean Subsidiary to conduct any material work, repairs, or construction; or
(iv)   any Action against Transocean or any Transocean Subsidiary with respect to Hazardous Substances or the breach of or liability under any Environmental Laws, including any regulations respecting the use, storage, treatment, transportation, or disposition of any Hazardous Substances; and
(e)   In the ordinary course of its business, Transocean periodically reviews the effect of Environmental Laws on various business, operations and properties of Transocean, in the course of which it identifies and evaluates associated costs and liabilities (including any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, Transocean has reasonably concluded that such associated costs and liabilities are not reasonably expected to result in a Material Adverse Effect to Transocean.
4.16   Real Property Title.
Section 4.16 of the Transocean Disclosure Schedule sets forth a complete and accurate list as of the Agreement Date of all real property owned by Transocean or any Transocean Subsidiary that is material to the operations of its business, including the address thereof (collectively, the “Transocean Owned Real Property”). Except as would not, individually or in the aggregate, have a Material Adverse Effect on Transocean, Transocean and each Transocean Subsidiary has good and sufficient fee simple title to the Transocean Owned Real Property, subject to no liens or Encumbrances other than Permitted Encumbrances. Section 4.16 of the Transocean Disclosure Schedule accurately and completely identifies the address of all real property material to the operations of the business of Transocean or any Transocean Subsidiary that is used or occupied thereby as a lessee, sublessee or licensee or pursuant to a similar tenancy arrangement (the “Transocean Leased Real Property”), and Transocean has provided, in all material respects, a copy of all of the written instruments and agreements evidencing and/or governing Transocean or any Transocean Subsidiary’s use of the Transocean Leased Real Property including, without limitation, any ground leases, master leases, subleases, subordinate leases or licenses and all material amendments, modifications and supplements thereto (all such documents, collectively, the “Transocean Leases”). Each of the Transocean Leases is valid, binding and enforceable in accordance with its terms on Transocean or the applicable Transocean Subsidiary and, to the knowledge of Transocean, the other parties thereto. In addition to its fee interest in the Transocean Owned Real Property and leasehold, subleasehold or license interest (as applicable) in the Transocean Leased Real Property, Transocean and each Transocean Subsidiary has good and sufficient title to all easements, rights of way, permits, and licenses granted thereto by landowners or Governmental Authorities in respect of the use of Transocean Owned Real Property and Transocean Leased Real Property by Transocean and each Transocean Subsidiary, in each case, as necessary to permit the operation of their respective business as presently owned and conducted, other than where the failure to have such good and sufficient title would not individually or in the aggregate have a Material Adverse Effect on Transocean. Transocean does not have any knowledge nor is it aware of any defects, failures or impairments in the title of Transocean or a Transocean Subsidiary to their respective Transocean Owned Real Property and Transocean Leased Real Property, irrespective of whether or not an action, suit, proceeding or inquiry is pending or threatened in connection therewith, which in aggregate would have a Material Adverse Effect on Transocean.
4.17   No Defaults under Leases and Agreements.
(a)   Neither Transocean nor any Transocean Subsidiary has received notice of any default under any of the Transocean Leases, except to the extent that such defaults would not in the aggregate have a Material Adverse Effect on Transocean. Neither Transocean nor any Transocean Subsidiary has entered into any agreement pursuant to which Transocean or any Transocean Subsidiary has granted to any Person the right to use or occupy any material portion of any Transocean Owned Real Property or Transocean Leased Real Property, including, without limitation, any leases, licenses, ground leases, subleases, or sub-subleases.

(b)   To the knowledge of Transocean:
(i)   Transocean and each Transocean Subsidiary is in good standing under all, and is not in material default under any Transocean Lease; and
(ii)   there is no existing condition, circumstance or matter which constitutes or which, with the passage of time or the giving of notice, would constitute a default under any, Transocean Leases and, to the knowledge of Transocean, all such Transocean Leases are in good standing and in full force and effect and none of the counterparties to such Transocean Leases is in default thereunder, except in each case to the extent that such defaults would not, individually or in the aggregate, have a Material Adverse Effect on Transocean.
4.18   No Encumbrances.
Except as would not, individually or in the aggregate, have a Material Adverse Effect on Transocean, neither Transocean nor any Transocean Subsidiary has encumbered or alienated their interests in their respective Transocean Leased Real Property or Transocean Owned Real Property or, except in connection with this Agreement, agreed to do so, and such interests are free and clear of all Encumbrances except for (i) Permitted Encumbrances and (ii) any Encumbrances which would not, individually or in the aggregate, have a Material Adverse Effect on Transocean.
4.19   Ownership of Material Property.
Transocean and the Transocean Subsidiaries have ownership of all material property necessary to the operation of their respective businesses, in each case free and clear of all Encumbrances, other than those granted to its bank lenders, and other material adverse claims known to Transocean, other than Permitted Encumbrances and such Encumbrances as are disclosed in any governmental registry or arising in the ordinary course of business or would not, individually or in the aggregate, have a Material Adverse Effect on Transocean. Subject to the terms, covenants, conditions and stipulations in Transocean’s title and operating documents, Transocean is entitled to hold and enjoy its assets without lawful interruption by any Person claiming by, through or under Transocean, except as would not, individually or in the aggregate, have a Material Adverse Effect on Transocean.
4.20   Licenses.
Except as would not, individually or in the aggregate, have a Material Adverse Effect on Transocean, Transocean and the Transocean Subsidiaries have obtained and are in compliance with all licenses, permits, certificates, consents, orders, grants and other authorizations of or from any Governmental Authority necessary to conduct their respective businesses as they are now being or are proposed to be conducted.
4.21   Employee Benefit Plans.
Transocean has made available to Valaris, with respect to each material Transocean Employee Plan that is either not fully insured or not fully funded, either (A) a true, complete and correct copy of the plan or trust document, or (B) a written summary or description of the material terms of such Transocean Employee Plan, and any related trust, and most recently received Internal Revenue Service favorable determination letter or opinion letter, as applicable, and all material non-routine correspondence to or from any Governmental Authority, including with respect to any audit of or proceeding involving such plan or alleged noncompliance of such plan with Applicable Laws, and:
(a)   each Transocean Employee Plan has been maintained, funded and administered in material compliance with its terms and Applicable Laws;
(b)   all required employer contributions under any Transocean Employee Plans have been timely made in accordance with the terms thereof in all material respects;
(c)   each Transocean Employee Plan that is required or intended to be qualified under Applicable Law (including under Section 401(a) of Internal Revenue Code) or registered or approved by a Governmental Authority (including the Internal Revenue Service) has been so qualified, registered or approved by the appropriate Governmental Authority, and nothing has occurred since the date of the last qualification, registration or approval to adversely affect, or cause, the appropriate Governmental Authority to revoke such qualification, registration or approval. With respect to any Transocean Employee Plan, neither Transocean, any of its Subsidiaries nor any of their affiliates have engaged in a transaction in connection with which Transocean, any of its Subsidiaries nor any of their affiliates reasonably could be subject to either a civil penalty assessed pursuant to Section 409 or 502(i) of ERISA or a Tax or penalty imposed pursuant to Section 4975 or 4976 of Internal Revenue Code in a material amount;
(d)   neither Transocean, its Subsidiaries nor its affiliates contribute to or has, during the last six (6) years, had an obligation to contribute to, and no Transocean Employee Plan is, (i) a defined benefit pension plan subject to Section 302 or Title IV of ERISA or Section 412 of Internal Revenue Code, (ii) a multiemployer plan within the meaning of Section 3(37) of ERISA, (iii) a “multiple employer plan” as defined in Section 413(c) of Internal Revenue Code, or (iv) a “multiple employer welfare arrangement” within the meaning of Section 3(40) of ERISA;
(e)   there are no pending or anticipated material claims against or otherwise involving any of the Transocean Employee Plans and no material suit, action or other litigation (excluding routine claims for benefits incurred in the ordinary course of Transocean Employee Plan activities) has been brought against or with respect to any Transocean Employee Plan;
(f)   there are no material unfunded benefit obligations that have not been properly accrued for in Transocean’s most recent financial statements in accordance with the applicable accounting standard, and all amounts, contributions, reserves or premium payments required to be made to the Transocean Employee Plans have been properly made or accrued for in the books and records of Transocean in all material respects;
(g)   except as required by the Applicable Laws, no Transocean Employee Plan provides material retiree or post-employment medical, disability, life insurance or other welfare benefits to any person, and none of Transocean, any of its Subsidiaries nor their affiliates have any material obligation to provide such benefits;
(h)   neither the execution nor delivery of this Agreement or the consummation of the transactions contemplated herein will under any Transocean Employee Plan result in, cause the accelerated vesting of, funding or delivery of, or increase the amount or value of, any payment or benefit to any employee, contractor, consultant, officer, or director of Transocean or a Transocean Subsidiary, entitle any such service provider to severance pay or benefits or to any material increase in severance pay or benefits, limit the right of Transocean or a Transocean Subsidiary to amend, merge, terminate or receive a reversion of assets from any Transocean Employee Plan or related trust in any material respects or result in any “excess parachute payment” within the meaning of Section 280G of Internal Revenue Code; and
(i)   neither Transocean nor any Subsidiary has any obligation to provide, and no Transocean Employee Plan or other agreement provides any individual with the right to, a gross up, indemnification, reimbursement or other payment for any excise or additional Taxes, interest or penalties incurred pursuant to Section 409A or Section 4999 of Internal Revenue Code or due to the failure of any payment to be deductible under Section 280G of Internal Revenue Code.
4.22   Employment Agreements and Collective Agreements.
Except as set forth in the Transocean Disclosure Schedule:
(a)   neither Transocean nor any Transocean Subsidiary is a party to, nor bound by, any collective bargaining or union agreement with any labor union, labor organization, or works council with respect to any Transocean or Transocean Subsidiary employee, and as of the date hereof, there is no actual or, to the knowledge of Transocean, threatened application for certification pending against Transocean or any Transocean Subsidiary before the National Labor Relations Board or any other labor relations tribunal or authority. No employees of Transocean or any Transocean Subsidiary are represented by any labor union, labor organization or works council;
(b)   there is and has in the past three (3) years been no labor strike, material labor dispute, lock-out, or work stoppage pending against Transocean or any Transocean Subsidiary and, to the knowledge of

Transocean, no labor strike, material labor dispute, lock-out, or work stoppage is threatened against Transocean or a Transocean Subsidiary, in each case other than as in the aggregate would not be material to Transocean;
(c)   as of the date hereof, no unfair labor practice complaint, material grievance or material arbitration proceeding, or equivalent depending on the jurisdiction is or has in the past three (3) years been pending against Transocean or a Transocean Subsidiary and, to the knowledge of Transocean, neither Transocean nor any Transocean Subsidiary has engaged in any unfair labor practice and no unfair labor practice complaint, grievance or arbitration proceeding is threatened against Transocean or any Transocean Subsidiary, in each case other than as in the aggregate would not be material to Transocean;
(d)   Transocean and the Transocean Subsidiaries are, and in the past three (3) years have been, in compliance in all material respects with all Applicable Laws respecting employment, including pay equity, human rights, privacy, employment standards, classification of employees and contractors, worker’s compensation and occupational health and safety, and there are no material outstanding actual or, to the knowledge of Transocean, material threatened claims, complaints, investigations or orders under any such Laws;
(e)   to the knowledge of Transocean, as of the date hereof, (i) there are no material outstanding assessments, penalties, fines, liens, charges, surcharges or other amounts due or owing by Transocean or any Transocean Subsidiary pursuant to any workers’ compensation legislation which remain unsatisfied, and (ii) no audit of Transocean or any Transocean Subsidiary is currently being performed by any Governmental Authority pursuant to any applicable worker’s compensation legislation;
(f)   neither Transocean nor any Transocean Subsidiary is a party to, nor is engaged in any negotiations with respect to, any employment agreement with any employee or any written or oral agreement, arrangement or understanding, providing for severance, termination or change of control payments to any Transocean or Transocean Subsidiary employee as a result of the execution and delivery of this Agreement or the consummation of the transactions contemplated herein;
(g)   all amounts due or accrued for all salary, wages, bonuses, commissions, vacation with pay and other employee benefits in respect of employees of Transocean and each Transocean Subsidiary which are attributable to the period before the Effective Time have been paid or are accurately reflected in the books and records of Transocean, in each case other than as in the aggregate would not be material to Transocean;
(h)   in the past one (1) year, (i) Transocean has not effectuated or taken any action constituting a “plant closing” (as defined in the WARN Act) affecting any site of employment or one or more facilities or operating units within any site of employment for which notices required under the WARN Act have not been provided, and (ii) there has not occurred any action constituting a “mass layoff” (as defined in the WARN Act) affecting any site of employment or facility of Transocean or any Transocean Subsidiary for which there is any outstanding liability under the WARN Act;
(i)   in the past three (3) years, Transocean and each Transocean Subsidiary have properly classified each contractor and contingent worker directly engaged or retained by them, respectively, in accordance with all Applicable Laws and there are no outstanding actual or, to the knowledge of Transocean, threatened claims, complaints or investigations regarding Transocean or any Transocean Subsidiary’s classification of such contractors and contingent workers, in each case, except as would not, or would not reasonably be expected to, individually or in the aggregate, result in material liability to Transocean or the Transocean Subsidiaries;
(j)   neither Transocean or any Transocean Subsidiary are or have been in the past three (3) years party to any settlement agreements with an employee or current or former officer alleging sexual harassment or sexual misconduct by any current officer or executive-level employee of Transocean or any Transocean Subsidiaries. There are no, and there have not been in the past one (1) years any, material allegations or reports of sexual harassment, discrimination with respect to a protected classification, including race and gender, hostile work environment or similar misconduct have been made to Transocean or any Transocean Subsidiaries against any executives employed by Transocean or any Transocean Subsidiaries; and

(k)   except as would not, or would not reasonably be expected to, individually or in the aggregate, result in material liability to Transocean or the Transocean Subsidiaries, as of the date hereof, there are no and have not been for the past three (3) years any charges, complaints, or lawsuits pending against Transocean or any Transocean Subsidiary by or before any Governmental Authority or court under Applicable Law.
4.23   Fleet Assets.
(a)   Section 4.23 of the Transocean Disclosure Schedule sets forth a true, correct and complete list of all drilling units and vessels owned by Transocean or any Transocean Subsidiary or Transocean Joint Venture Partners as of the Agreement Date (the “Transocean Fleet Assets”), including, as applicable with respect to each Transocean Fleet Asset as of the Agreement Date: the name, registered owner, capacity (gross tonnage or deadweight tonnage, as specified therein), year built, classification society, class, IMO number, flag state, and whether any such Transocean Fleet Asset is “cold stacked,” “warm stacked” or is being prepared to be “cold stacked” or “warm stacked”; provided that the foregoing information with respect to Transocean Fleet Assets is based on the knowledge of Transocean. Neither Transocean nor any of its Subsidiaries or, to the knowledge of Transocean, any Transocean Joint Venture Partners, leases or charters-in any third-party owned drilling units or vessels.
(b)   Each of Transocean or its Subsidiaries or, to the knowledge of Transocean, the Transocean Joint Venture Partners has good and marketable title to the Transocean Fleet Assets, as set forth on Section 4.23 of the Transocean Disclosure Schedule, in each case free and clear of all Encumbrances other than any Permitted Encumbrance, and no such Transocean Fleet Asset or any related asset is leased under an operating lease from a lessor that, to the Transocean’s knowledge, has incurred non-recourse indebtedness to finance the acquisition or construction of such Transocean Fleet Asset. Transocean has made available to Valaris a true, correct and complete list of class and flag state details relating to Transocean Fleet Assets as of the Agreement Date.
(c)   To the extent consistent with its operating status, each Transocean Fleet Asset has been maintained consistent with general practice in the offshore drilling industry and is in good operating condition and repair, subject to ordinary wear and tear, except where the failure to do so would not result in a Material Adverse Effect on Transocean.
(d)   Transocean, the Transocean Subsidiaries and, to the knowledge of Transocean, the Transocean Joint Venture Partners operates each Transocean Fleet Asset, as applicable, in compliance with all Applicable Laws and Maritime Guidelines, except where such failure to be in compliance has not had and would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect on Transocean. Transocean and each of its Subsidiaries and, to the knowledge of Transocean, each Transocean Joint Venture Partners, are qualified in all material respects to own and operate the Transocean Fleet Assets, as set forth on Section 4.23 of the Transocean Disclosure Schedule, under Applicable Law, including the Applicable Laws of each Transocean Fleet Asset’s flag state, except where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect on Transocean. To the extent consistent with its operating status, each Transocean Fleet Asset is seaworthy, has all material national and international operating certificates and endorsements, each of which is valid, that are required for the operation of such Transocean Fleet Asset in the trades and geographic areas in which it is operated.
(e)   To the extent consistent with its operating status, each Transocean Fleet Asset is classed by a classification society which is a member of the International Association of Classification Societies and possesses class certificates free from overdue conditions affecting class and valid through the Agreement Date, and, to Transocean’s knowledge no event has occurred and no condition exists that would cause such Transocean Fleet Asset’s class to be suspended or withdrawn, and is duly and lawfully documented under the laws of its flag jurisdiction.
(f)   The representations and warranties in this Section 4.23 to the extent related to Transocean Fleet Assets owned by Transocean Joint Venture Partners are made to the knowledge of Transocean.
4.24   Compliance with Laws.
In the three (3) years prior to the Agreement Date, Transocean and each Transocean Subsidiary has complied with and are not in violation of any Applicable Laws other than non-compliance or violations which would, individually or in the aggregate, not have a Material Adverse Effect on Transocean.

4.25   Intellectual Property and Information Technology.
(a)   All patents, trademarks, copyrights, and domain names subject to registration or a pending application therefor (“Transocean IP Registrations”) are valid and enforceable, no cancellation, termination, expiration or abandonment of any Transocean IP Registrations (except natural expiration or termination at the end of the full possible term) has occurred, nor is any such action pending, and all necessary registration, maintenance, renewal, and other relevant filing fees associated with any Transocean IP Registrations have been timely paid; (b) Transocean and each Transocean Subsidiary own with good and valid title thereto, free and clear of all Encumbrances (other than Permitted Encumbrances), all Intellectual Property Rights owned or purported to be owned by Transocean or any Transocean Subsidiary and have a valid right or license to use all other Intellectual Property Rights used by any of them in the operation of their respective businesses in the manner presently operated by Transocean or any Transocean Subsidiary (collectively, the “Transocean IP”); (c) the Transocean IP is sufficient for Transocean and each Transocean Subsidiary to operate their respective business in the manner presently operated; (d) neither the operation by Transocean or any Transocean Subsidiary of their respective business in t he manner presently operated, nor the use by Transocean or any Transocean Subsidiary of any Transocean IP in respect thereto, infringes, misappropriates, or otherwise violates the Intellectual Property Rights of any third party; (e) neither Transocean nor any Transocean Subsidiary has in the past three (3) years received any written notice, complaint, threat or claim, and no written claims are pending, alleging: (A) the infringement, misappropriation or other violation by it of any Intellectual Property Right of any third party; or (B) that Transocean and a Transocean Subsidiary does not own or challenging the scope of any Transocean IP or, in the case of Transocean IP which is licensed to Transocean or a Transocean Subsidiary, as the case may be, that Transocean or a Transocean Subsidiary’s rights to use such Intellectual Property Rights are invalid or unenforceable; (f) Transocean and each Transocean Subsidiary has used and continue to use commercially reasonable efforts (including measures to protect secrecy and confidentiality, where appropriate) to protect the Transocean IP owned or purported to be owned by Transocean or any Transocean Subsidiary from unauthorized disclosure, access and use; (g) the Information Technology owned, licensed, leased or used by Transocean and the Transocean Subsidiaries (collectively, the “Transocean IT”) is sufficient for performance and security to operate their respective business in the manner presently operated; (h) Transocean and the Transocean Subsidiaries: (A) have and continue to use commercially reasonable efforts to protect the security and integrity of the Transocean IT and the information thereon; and (B) have adopted disaster recovery and business continuity plans which are designed to protect their respective business in case of a disaster; and (i) Transocean and the Transocean Subsidiaries have in the past three (3) years collected, used, disclosed, stored, and otherwise processed all Personal Information under their custody and control materially in accordance with applicable data protection and privacy Laws; in each case, other than non compliance with or violations of the representations and warranties provided in clauses (a) – (h) which would, individually or in the aggregate, not have a Material Adverse Effect on Transocean.
4.26   Corrupt Practices and Trade Legislation.
(a)   Within five (5) years prior to the Agreement Date, except as would not be material to Transocean and the Transocean Subsidiaries, taken as a whole, neither Transocean nor any Transocean Subsidiary, or to the knowledge of Transocean any of their respective directors, officers, agents, employees or affiliates acting in their capacity as such, have, in connection with the conduct of any business of Transocean or any Transocean Subsidiary:
(i)   made, offered, promised or authorized any payment, loan or transfer of anything of value, including any reward, bribe, payoff, kickback, rebate, contribution, gift, meals, entertainment, travel, lodging entertainment, advantage or benefit of any kind, to or for the benefit of any Person, in violation of any applicable Anti-Corruption Laws, for the purpose of (A) influencing any act or decision of such or other Person, (B) inducing such or other Person to do or omit to do any act in violation of a lawful duty, (C) obtaining or retaining business for or with any Person, (D) expediting or securing the performance of official acts of a routine nature or (E) otherwise securing any improper advantage;
(ii)   created or caused the creation of any materially false or inaccurate books and records of Transocean or any Transocean Subsidiary related to any of the foregoing in violation of applicable Anti-Corruption Laws;

(iii)   in connection with applicable Anti-Corruption Laws, (A) conducted or initiated any internal investigation, (B) made a voluntary, directed or involuntary disclosure to any Governmental Authority or (C) received any written (or to its knowledge, non-written) notice, request or citation from any Person in which noncompliance with applicable Anti-Corruption Laws was substantiated; or
(iv)   violated applicable Anti-Corruption Laws.
(b)   Within five (5) years prior to the date of this Agreement, except as would not be material to Transocean and the Transocean Subsidiaries, taken as a whole, neither Transocean nor any Transocean Subsidiary is or has ever been the subject of any actual or threatened investigation, inquiry or enforcement proceeding by a Governmental Authority regarding non-compliance with applicable Anti-Corruption Laws.
(c)   Neither Transocean nor any Transocean Subsidiary is directly or indirectly owned or controlled, in whole or in part, by any Governmental Authority or Government Official, and no officer, director, or employee, and to the knowledge of Transocean, no stockholder, partner or other equity holder of Transocean, is a Government Official (or, to the knowledge of Transocean, anticipates becoming a Government Official) who, in such capacity, can make or influence any action or decision related to this Agreement.
(d)   Transocean and all Transocean Subsidiaries have instituted and maintained policies and procedures designed to achieve, and which are reasonably expected to continue to achieve compliance with applicable Anti-Corruption Laws.
(e)   Neither Transocean nor any Transocean Subsidiary, nor to the knowledge of Transocean, any director, officer, agent, employee or affiliate thereof (i) is a Sanctioned Person or (ii) does business in or with, or derives any of its income, directly or indirectly, from any Sanctioned Person or any Sanctioned Jurisdiction in violation of applicable Sanctions. Neither Transocean nor any Transocean Subsidiary is, or at any time since April 24, 2019 has been, (i) in violation of any applicable Trade Control Laws (including Sanctions); (ii) has otherwise engaged in any business or dealings directly or indirectly involving or related to a Sanctioned Person or Sanctioned Jurisdiction in violation of applicable Trade Control Laws (including Sanctions); or (iii) to the knowledge of Transocean, has imported any merchandise into the United States that was produced in whole or in part in the Xinjiang Uyghur Autonomous Region or by any entity designated on the UFLPA Entity List in violation of the UFLPA. Transocean and all Transocean Subsidiaries have prepared and timely applied for, and obtained and complied with, all licenses, registrations and other authorizations required in accordance with applicable Trade Control Laws for the conduct of their business. To the knowledge of Transocean, there is no investigation by, request for information from, pending voluntary or directed disclosure to, any Governmental Authority or any fine, citation, or other legal proceeding, internal investigation, or audit regarding any actual, alleged or possible violation of any Trade Control Laws (including Sanctions) by Transocean or any Transocean Subsidiary, or by any officer or director of Transocean or any Transocean Subsidiary. Neither Transocean nor any Transocean Subsidiary is, or is required to be, registered with the U.S. State Department under the International Traffic in Arms Regulations.
(f)   Without limiting the generality of the foregoing, Transocean and each Transocean Subsidiary, and each of their respective officers and employees, and, to the knowledge of Transocean, each of their respective consultants, agents and representatives, acting in their capacity as such, is in material compliance with all Applicable Laws relating to lobbying activities and campaign contributions, if any, and all filings required to be made under any Applicable Law relating to such lobbying activities and campaign contributions are accurate and have been properly filed with the appropriate Governmental Authority in all material respects.
(g)   For purposes of this Section only, “affiliates” means those affiliates acting in connection with the properties, assets or business of Transocean and/or a Transocean Subsidiary, as applicable.
4.27   Finders or Brokers.
Except for Evercore Group L.L.C., neither Transocean nor any of its Subsidiaries has employed any investment banker, broker or finder in connection with the transactions contemplated by this Agreement who might be entitled to any fee or any commission in connection with or upon consummation of the Business Combination.

4.28   No Additional Representations.
Notwithstanding anything herein to the contrary, the representations and warranties of Transocean expressly set forth in this Article 4 are and shall constitute the sole and exclusive representations and warranties made with respect to Transocean in connection with this Agreement or the transactions contemplated hereby. Except for the representations and warranties expressly set forth in this Article 4, neither Transocean nor any other Person has made or is making any other express or implied representation or warranty, statutory or otherwise, of any nature, on behalf of Transocean or any of its affiliates, including with respect to any express or implied representation or warranty as to the merchantability, quality, quantity, suitability or fitness for any particular purpose of the business or the assets of Transocean or its Subsidiaries. Except for the representations and warranties expressly set forth in this Article 4, all other warranties, express or implied, statutory or otherwise, of any nature, including with respect to any express or implied representation or warranty as to the merchantability, quality, quantity, suitability or fitness for any particular purpose of the business or the assets of Transocean are hereby expressly disclaimed. Transocean acknowledges that none of Valaris or any other Person has made or makes, and Transocean has not relied on, any representation or warranty, express or implied, as to any matter whatsoever except as expressly set forth in Article 3 or in any certificate delivered by Valaris to Transocean in accordance with the terms hereof, and specifically (but without limiting the generality of the foregoing) that Valaris makes no representation or warranty, express or implied, with respect to (a) any projections, estimates or budgets delivered or made available to Transocean (or any of its affiliates, officers, directors, employees or Representatives) of future revenues, results of operations (or any component thereof), cash flows or financial condition (or any component thereof) of Valaris and its Subsidiaries or (b) the future business and operations of Valaris and its Subsidiaries. Transocean is not relying on any representation, warranty or other information of any person except for those representations or warranties expressly set forth in this Agreement or in any certificate delivered by Valaris to Transocean in accordance with the terms hereof, and no person has been authorized by Valaris, its Subsidiaries or any other person on behalf of Valaris to make any representation or warranty, express or implied, relating to itself or its business or otherwise in connection with this Agreement and the Business Combination, and if made, such representation or warranty shall not be relied upon by Valaris as having been authorized by such entity. Without limiting the foregoing, Transocean makes no representation or warranty to Valaris with respect to any business or financial projection or forecast relating to Transocean or any of its Subsidiaries, whether or not included in the Transocean Data Room or any management presentation. Transocean, on its behalf and on behalf of its affiliates, expressly waives any claim relating to the foregoing matters, and disclaims that it is relying upon or has relied upon any representations or warranties except those expressly set forth in Article 3, and acknowledges and agrees that Valaris has specifically disclaimed any express or implied representation or warranty made by any Person other than those set forth in Article 3.
ARTICLE 5
COVENANTS AND ADDITIONAL AGREEMENTS
5.1   Conduct of Business of Transocean.
From the Agreement Date until the earlier of the Effective Time or the termination of this Agreement in accordance with Article 9, except as (w) otherwise expressly permitted or specifically contemplated by this Agreement, (x) otherwise required by Applicable Law, (y) set forth in Section 5.1 of the Transocean Disclosure Schedule, or (z) with the prior written consent of Valaris (such consent not to be unreasonably withheld, conditioned or delayed):
(a)   Transocean shall, and shall cause each of the Transocean Subsidiaries (collectively, the “Transocean Group”) to, use commercially reasonable efforts to (i) conduct its and their business in the ordinary course of business and consistent with past practice in all material respects and (ii) maintain and preserve its and their business organizations and material business relationships and preserve its assets and properties in good repair and condition (normal wear and tear excepted) (it being understood that the taking by Transocean or any of its Subsidiaries of any action permitted pursuant to this Section 5.1(a), or the failure by Transocean or any of its Subsidiaries to take any action expressly prohibited pursuant to Section 5.1(b), will not be deemed a breach of this Section 5.1(a)); and

(b)   Transocean shall not, and shall not permit any other member of the Transocean Group to, directly or indirectly:
(i)   (A) amend Transocean’s Constitutional Documents or amend in any material adverse respect the constitutional documents of any other member of the Transocean Group (except that Transocean may renew its existing capital band in accordance with prior practice at its annual general meetings); (B) amend its existing accounting policies, practices, methods and principles or adopt new accounting principles, in each case, except as required by GAAP or by Applicable Law; (C) declare, set aside or pay any dividend or other distribution or payment in cash, shares or property in respect of issued and outstanding shares or shares of capital stock owned by any Person other than a member of the Transocean Group; (D) except (x) Transocean Shares issuable pursuant to the terms of Transocean Incentive(s) outstanding on the Agreement Date (or granted after the date hereof in compliance with this Agreement), or (y) issue, grant, sell or pledge or agree to issue, grant, sell or pledge any securities of any member of the Transocean Group, or securities convertible into or exchangeable or exercisable for, or otherwise evidencing a right to acquire, securities of any member of the Transocean Group; (E) split, consolidate, redeem, purchase or otherwise acquire any of its outstanding shares or other securities (except for (1) any transactions by a wholly owned Subsidiary of Transocean which remains a wholly owned Subsidiary after consummation of such transaction or (2) treatment of Transocean Incentives outstanding on the Agreement Date (or granted after the date hereof in compliance with this Agreement) pursuant to the applicable terms thereof); (F) amend the terms of any of its equity securities; (G) adopt a plan of liquidation or resolutions providing for the liquidation, dissolution, merger, amalgamation, consolidation or reorganization of Transocean or a Transocean Subsidiary (other than (1) transactions among members of the Transocean Group, (2) resolutions approving this Agreement and the transactions contemplated hereby, including the Business Combination or (3) in compliance with Section 7.1); or (H) enter into, modify or terminate any Contract, agreement, commitment or arrangement with respect to any of the foregoing, except as permitted above;
(ii)   (A) sell, pledge, dispose of or encumber (other than a Permitted Encumbrance) any assets of the Transocean Group with a value individually or in the aggregate exceeding $50,000,000, other than (x) for transactions among the Transocean Group, (y) pursuant to existing Contracts in effect prior to the execution of this Agreement or (z) sales or dispositions of properties or assets made in the ordinary course of business consistent with past practice; (B) acquire (by merger, amalgamation, consolidation or acquisition of shares or assets) any corporation, partnership or other business organization or division thereof or make any investment either by purchase of shares or securities, contributions of capital (other than to or from a Transocean Subsidiary or a Transocean Joint Venture Partner) or purchase of any property or assets of any other Person with a value individually or in the aggregate exceeding $50,000,000, other than in the ordinary course of business or pursuant to existing Contracts in effect prior to the execution of this Agreement; (C) (x) incur any indebtedness for borrowed money or any other refinancing, liability or obligation, or (y) issue any debt securities or assume, guarantee, endorse or otherwise as an accommodation become responsible for, the obligations of any other individual or entity, or make any loans or advances, except in each case of this subclause (C) (1) in the ordinary course of business consistent with past practice, (2) for refinancing existing debt (including accrued interest and fees) on commercially reasonable terms given market conditions at the applicable time, or (3) in relation to internal transactions solely involving members of the Transocean Group; (D) pay, discharge or satisfy any claims, liabilities or obligations which are material to the business of Transocean, other than the payment, discharge or satisfaction, in the ordinary course of business consistent with past practice, of liabilities reflected or reserved against in Transocean’s most recently publicly available financial statements as of the Agreement Date as required by Applicable Laws or incurred in the ordinary course of business consistent with past practice, but which shall not include the redemption, repurchase or calling of any outstanding Transocean Notes; (E) waive, release, grant or transfer any rights of value or modify or change any existing license, lease, Contract or other document which is material to the business of the Transocean Group in a manner which is adverse to the Transocean Group, other than in the ordinary course of business consistent with past practice; (F) enter into, amend or terminate any Hedging Transaction, other than a Hedging Transaction entered into, amended or terminated in the ordinary course of business consistent with past practice; (G) endorse or enter into, or materially change, amend or modify or waive any rights under any material Contract, arrangement or undertaking with any Person (other than a Transocean Subsidiary) in which such member of the Transocean Group holds a direct or indirect equity interest (other than in the ordinary course of business consistent with past practice or in connection with the expiration or renewal of any such material Contract, arrangement or undertaking);
(iii)   except in the ordinary course of business and as set forth on Section 5.1(b)(iii) of the Transocean Disclosure Schedule, incur or commit to capital expenditures prior to the Effective Time exceeding the amounts set forth on Section 5.1(b)(iii) of the Transocean Disclosure Schedule;
(iv)   except as required pursuant to any Transocean Employee Plan or any collective bargaining or union agreement, grant to any executive officer or director an increase in or accelerate payment of compensation or benefits in any form, grant to any other employee any increase in or accelerate payment of compensation or benefits in any form, waive any service requirements in connection with any compensation or equity arrangements, make any loan to any officer or director, or take any action with respect to the grant of any change of control, severance, retention or termination pay to, or the entering into of any employment agreement, consulting or contractor agreement (or amendments thereof or ancillary agreements) with, any executive officer or director of any member of the Transocean Group, or with respect to any increase of benefits payable under its current change of control, severance or termination pay policies;
(v)   except as required pursuant to any Transocean Employee Plan or any collective bargaining or union agreement, adopt or amend or make any contribution to any bonus, profit sharing, option, pension, retirement, deferred compensation, insurance, retention, incentive compensation, other compensation or other similar plan, agreement, trust, fund or arrangement for the benefit of employees, except as is necessary to comply with non-discretionary requirements of pre-existing plans (including making matching contributions under the employee savings plan);
(vi)   (A) make, change or revoke any material election relating to Taxes or file any amended Returns that would be reasonably likely to result in a material increase in Tax liability, except as required by Applicable Law; (B) make a request for a Tax ruling with any Governmental Authority with respect to any material Taxes outside of the ordinary course of business; (C) agree in writing to any waiver or extension of any statute of limitations with respect to the assessment or reassessment of material Taxes outside of the ordinary course of business; (D) settle or compromise any claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy relating to material Taxes outside of the ordinary course of business; (E) enter into any Tax sharing, Tax allocation or Tax indemnification agreement (other than any such agreement entered into in the ordinary course of business the primary purpose of which does not relate to Taxes); or (F) enter into any “closing agreement” within the meaning of Section 7121 of the Internal Revenue Code (or any similar provision of state, local or non-U.S. Law) with respect to material Taxes outside of the ordinary course of business;
(vii)   enter into, amend, modify or terminate any collective bargaining agreement or other labor agreement covering employees of Transocean or any Transocean Subsidiaries, except, in each case (1) any national, industry or sector-wide agreements outside of the U.S. or (2) in the ordinary course of business on terms consistent with past practice that does not materially increase aggregate costs with respect to employees of Transocean or Transocean Subsidiaries subject to such agreement; or
(viii)   agree, resolve or commit to do any of the foregoing.
Nothing in this Agreement is intended to or shall result in Valaris exercising material influence over the operations of Transocean, particularly in relation to operations in which the Parties compete or would compete, but for this Agreement, with each other, prior to the Effective Time. For greater certainty, prior to the Effective Time, Transocean will exercise, consistent with the terms of this Agreement, complete control and supervision over the Transocean Group’s operations.

5.2   Conduct of Business of Valaris.
From the Agreement Date until the earlier of the Effective Time or the termination of this Agreement in accordance with Article 9, except as (w) otherwise expressly permitted or specifically contemplated by this Agreement, (x) otherwise required by Applicable Law (y) set forth in Section 5.2 of the Valaris Disclosure Schedule, or (z) with the prior written consent of Transocean (such consent not to be unreasonably withheld, conditioned or delayed):
(a)   Valaris shall, and shall cause each of the Valaris Subsidiaries (collectively, the “Valaris Group”) to, use commercially reasonable efforts to (i) conduct its and their business in the ordinary course of business and consistent with past practice in all material respects and (ii) maintain and preserve its and their business organizations and material business relationships and preserve its assets and properties in good repair and condition (normal wear and tear excepted) (it being understood that the taking by Valaris or any of its Subsidiaries of any action permitted pursuant to this Section 5.2(a), or the failure by Valaris or any of its Subsidiaries to take any action expressly prohibited pursuant to Section 5.2(b), will not be deemed a breach of this Section 5.2(a)); and
(b)   Valaris shall not, and shall not permit any other member of the Valaris Group to, directly or indirectly:
(i)   (A) amend Valaris’s Constitutional Documents or amend in any material adverse respect the constitutional documents of any other member of the Valaris Group; (B) amend its existing accounting policies, practices, methods and principles or adopt new accounting principles, in each case, except as required by GAAP or by Applicable Law; (C) declare, set aside or pay any dividend or other distribution or payment in cash, shares or property in respect of issued and outstanding shares or shares of capital stock owned by any Person other than a member of the Valaris Group; (D) except (x) Valaris Shares issuable pursuant to the terms of Valaris Incentives outstanding on the Agreement Date (or granted after the date hereof in compliance with this Agreement) or to the extent required by the terms of the applicable Valaris Warrant, or (y) issue, grant, sell or pledge or agree to issue, grant, sell or pledge any securities of any member of the Valaris Group, or securities convertible into or exchangeable or exercisable for, or otherwise evidencing a right to acquire, securities of any member of the Valaris Group; (E) split, consolidate, redeem, purchase or otherwise acquire any of its outstanding shares or other securities (except for any (1) transactions by a wholly owned Subsidiary of Valaris which remains a wholly owned Subsidiary after consummation of such transaction, (2) repurchases pursuant to Valaris’s publicly disclosed share repurchase program in amounts not exceeding the amounts authorized by the Valaris Board as of the date of this Agreement or (3) treatment of Valaris Incentives outstanding on the Agreement Date (or granted after the date hereof in compliance with this Agreement) pursuant to the applicable terms thereof); (F) amend the terms of any of its equity securities; (G) adopt a plan of liquidation or resolutions providing for the liquidation, dissolution, merger, amalgamation, consolidation or reorganization of Valaris or a Valaris Subsidiary (other than (1) transactions among members of the Valaris Group, (2) resolutions approving this Agreement and the transactions contemplated hereby, including the Business Combination or (3) in compliance with Section 7.1); or (H) enter into, modify or terminate any Contract, agreement, commitment or arrangement with respect to any of the foregoing, except as permitted above;
(ii)   (A) sell, pledge, dispose of or encumber (other than a Permitted Encumbrance) any assets of the Valaris Group with a value individually or in the aggregate exceeding $50,000,000, other than (x) for transactions among the Valaris Group, (y) pursuant to existing Contracts in effect prior to the execution of this Agreement or (z) sales or dispositions of properties or assets made in the ordinary course of business consistent with past practice; (B) acquire (by merger, amalgamation, consolidation or acquisition of shares or assets) any corporation, partnership or other business organization or division thereof or make any investment either by purchase of shares or securities, contributions of capital (other than to or from a Valaris Subsidiary or a Valaris Joint Venture Partner) or purchase of any property or assets of any other Person with a value individually or in the aggregate exceeding $50,000,000, other than in the ordinary course of business or pursuant to existing Contracts in effect prior to the execution of this Agreement; (C) (x) incur any indebtedness for borrowed money or any other refinancing, liability or obligation, or (y) issue any debt securities or assume, guarantee, endorse or otherwise as an accommodation become responsible for, the obligations of any other individual or entity, or make any loans or advances, except in each case of this subclause (C) (1) in the ordinary course of business consistent with past practice, (2) for refinancing existing debt (including accrued interest and fees) on commercially reasonable terms given market conditions at the applicable time, or (3) in relation to internal transactions solely involving members of the Valaris Group (but which for greater certainty, “in the ordinary course of business consistent with past practice” shall not include the redemption, repurchase or calling of any outstanding Valaris Notes); (D) pay, discharge or satisfy any claims, liabilities or obligations which are material to the business of Valaris, other than the payment, discharge or satisfaction, in the ordinary course of business consistent with past practice, of liabilities reflected or reserved against in Valaris’s most recently publicly available financial statements as of the Agreement Date as required by Applicable Laws or incurred in the ordinary course of business consistent with past practice, but which shall not include the redemption, repurchase or calling of any outstanding Valaris Notes; (E) waive, release, grant or transfer any rights of value or modify or change any existing license, lease, Contract or other document which is material to the business of the Valaris Group in a manner which is adverse to the Valaris Group, other than in the ordinary course of business consistent with past practice; (F) enter into, amend or terminate any Hedging Transaction, other than a Hedging Transaction entered into, amended or terminated in the ordinary course of business consistent with past practice; (G) endorse or enter into, or materially change, amend or modify or waive any rights under any Valaris Material Contract, arrangement or undertaking with any Person (other than a Valaris Subsidiary) in which such member of the Valaris Group holds a direct or indirect equity interest (other than in the ordinary course of business consistent with past practice or in connection with the expiration or renewal of any such Valaris Material Contract, arrangement or undertaking);
(iii)   incur or commit to capital expenditures prior to the Effective Time exceeding the amounts set forth on Section 5.2(b)(iii) of the Valaris Disclosure Schedule, except as in the ordinary course of business;
(iv)   except as required pursuant to any Valaris Employee Plan or any collective bargaining or union agreement, grant to any executive officer or director an increase in or accelerate payment of compensation or benefits in any form, grant to any other employee or service provider any increase in or accelerate payment of compensation or benefits in any form, waive any service requirements in connection with any compensation or equity arrangements, make any loan to any officer or director, or take any action with respect to the grant of any change of control, severance, retention or termination pay to, or the entering into of any employment agreement, consulting or contractor agreement (or amendments thereof or ancillary agreements) with, any executive officer or director of any member of the Valaris Group, or with respect to any increase of benefits payable under its current change of control, severance or termination pay policies;
(v)   except as required pursuant to any Valaris Employee Plan or any collective bargaining or union agreement, adopt, establish or amend or make any contribution to or fund any bonus, profit sharing, option, pension, retirement, deferred compensation, insurance, retention, incentive compensation, other compensation or other similar plan, agreement, trust, fund or arrangement for the benefit of employees, except as is necessary to comply with non-discretionary requirements of pre-existing plans (including making matching contributions under the employee savings plan);
(vi)   except as required pursuant to the terms of (x) this Agreement, (y) any Valaris Employee Plan or (z) any collective bargaining or union agreement, amend or waive any of its rights under, or accelerate the vesting under, any provision of any of the Valaris equity plans or any provision of any Contract evidencing any Valaris equity plans, or otherwise materially modify any of the terms of any outstanding Valaris equity award, or grant any equity award under the Valaris Equity Plan with “single trigger” vesting provisions in connection with this Business Combination or any similar transaction;
(vii)   hire or promote any employee who is (or would be) an executive officer or terminate the employment of any executive officer, other than for cause;

(viii)   enter into, amend, modify or terminate any collective bargaining agreement or other labor agreement covering employees of Valaris or any Valaris Subsidiaries, except, in each case, (1) any national, industry or sector-wide agreements outside of the U.S. or (2) in the ordinary course of business on terms consistent with past practice that does not materially increase aggregate costs with respect to employees of Valaris or Valaris Subsidiaries subject to such agreement;
(ix)   (A) make, change or revoke any material election relating to Taxes or file any amended Returns that would be reasonably likely to result in a material increase in Tax liability, except as required by Applicable Law; (B) make a request for a Tax ruling with any Governmental Authority with respect to any material Taxes outside of the ordinary course of business; (C) agree in writing to any waiver or extension of any statute of limitations with respect to the assessment or reassessment of material Taxes outside of the ordinary course of business; (D) settle or compromise any claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy relating to material Taxes outside of the ordinary course of business; (E) enter into any Tax sharing, Tax allocation or Tax indemnification agreement (other than any such agreement entered into in the ordinary course of business the primary purpose of which does not relate to Taxes); or (F) enter into any “closing agreement” within the meaning of Section 7121 of the Internal Revenue Code (or any similar provision of state, local or non-U.S. Law) with respect to material Taxes outside of the ordinary course of business; or
(x)   agree, resolve or commit to do any of the foregoing.
Nothing in this Agreement is intended to or shall result in Transocean exercising material influence over the operations of Valaris, particularly in relation to operations in which the Parties compete or would compete, but for this Agreement, with each other, prior to the Effective Time. For greater certainty, prior to the Effective Time, Valaris will exercise, consistent with the terms of this Agreement, complete control and supervision over the Valaris Group’s operations.
5.3   Mutual Covenants Regarding the Business Combination.
Subject to Applicable Laws and the terms and conditions of this Agreement, from the Agreement Date until the earlier of the Effective Time or the termination of this Agreement in accordance with Article 9:
(a)   each Party shall use its reasonable best efforts to assist the Other Party in obtaining the Interim Order and the Sanction Order and to carry out the intent or effect of this Agreement and the Business Combination;
(b)   other than in connection with obtaining the Key Regulatory Approval(s) (which approval shall be governed by the provisions of Section 5.6) and the CFIUS Approval (which approval shall be governed by the provisions of Section 5.7), each Party shall use its reasonable best efforts to satisfy (or cause the satisfaction of) the conditions precedent to its obligations under this Agreement (to the extent the satisfaction of the same is within the control of such Party) and to take, or cause to be taken, all other actions and to do, or cause to be done, all other things necessary, proper or advisable under Applicable Laws to complete and give effect to the transactions contemplated by this Agreement and the Business Combination, including using its reasonable best efforts to promptly:
(i)   obtain and maintain all necessary waivers, consents, permits, exemptions, orders, agreements, amendments (including, if applicable, in respect of the Interim Order), confirmations and approvals required to be obtained from any Person in connection with the Business Combination (including from counterparties to any Transocean Material Contracts (with respect to Transocean) and Valaris Material Contracts (with respect to Valaris)); provided that notwithstanding anything to the contrary in this Agreement, in connection with obtaining any approval or consent from any Person (other than a Governmental Authority) in connection with the Business Combination (A) neither Party nor any of their respective affiliates shall, without the prior written consent of the Other Party (such consent not to be unreasonably withheld, conditioned or delayed), pay or commit to pay to such Person whose approval or consent is being solicited any material amount of cash or other consideration, or make any material commitment or incur any liability or other obligation due to such Person to the extent that such payments are not provided for in a Contract with such Person; and (B) neither Party nor any of their respective affiliates shall be required to pay or commit to pay to such Person whose approval or consent is being solicited any cash or other consideration, or make any commitment or incur any liability or other obligation to such Person to the extent that such payments are not provided for in a Contract with such Person; provided, further, that no such waivers, consents, permits, exemptions, orders, agreements, amendments, confirmations and approvals shall constitute a condition to the obligations of Valaris to consummate the Business Combination;
(ii)   effect all necessary registrations, filings and submissions of information required by Governmental Authority from such Party and its Subsidiaries relating to the Business Combination;
(iii)   obtain all necessary exemptions, consents, orders, approvals and authorizations as are required by it under all Applicable Laws to permit it to carry out the transactions contemplated by this Agreement and/or necessary to complete the Business Combination;
(iv)   upon reasonable consultation with the Other Party, oppose, lift or rescind any injunction, restraining or other order, decree or ruling seeking to restrain, enjoin or otherwise prohibit or adversely affect the consummation of the Business Combination and to defend, or cause to be defended, all lawsuits or other legal, regulatory or other proceedings challenging or affecting the Business Combination or this Agreement or the consummation of the transactions contemplated hereby; and
(v)   make all filings and applications under Applicable Laws that are required to be made by such Party in connection with the Business Combination;
(c)   each Party agrees that all confidential information provided to it or any of its Representatives in connection with this Agreement and the Business Combination shall be kept confidential in accordance with the terms of the Confidentiality Agreement and the Clean Team Agreement;
(d)   neither Valaris nor Transocean or their respective Subsidiaries, as applicable, shall take any action (including any consummating, announcing or agreeing to enter into any acquisition, investment, divestiture, or other business combination), refrain from taking any action, or permit any action to be taken or action to not be taken, which is inconsistent with this Agreement or which would reasonably be expected to prevent, materially impede or significantly delay the obtaining of Key Regulatory Approval(s) or the consummation of the Business Combination or the transactions contemplated hereby, or which would render, or may reasonably be expected to render, any representation or warranty made by such Party in this Agreement untrue in any material respect;
(e)   each Party shall promptly notify the Other Party in writing of:
(i)   any notice or other communication from any Person alleging that the consent or waiver, permit, exemption, order, approval, agreement, amendment or confirmation of such Person is or may be required in connection with this Agreement or the Business Combination if the subject matter of such communication or the failure of such Party to obtain such consent or waiver, permit, exemption, order, approval, agreement, amendment or confirmation of such Person would reasonably be expected to (A) be material to Transocean or Valaris, (B) prevent, materially delay or materially impair the ability of the parties to consummate the Business Combination or (C) cause the failure of any condition set forth in Article 6;
(ii)   any material communication from any Governmental Authority in connection with the transactions and Key Regulatory Approval(s) contemplated by this Agreement and the response thereto from such Party, its Subsidiaries or its Representatives;
(iii)   any material Governmental Authority or third-party complaints, investigations or hearings (or communications indicating that the same may be contemplated) in respect of Valaris or Transocean or their respective Subsidiaries, as applicable, or the Business Combination, and any material change in relation thereto; and
(iv)   all material matters relating to material claims, actions, enquiries, applications, suits, demands, arbitrations, charges, indictments, hearings or other civil, criminal, administrative or investigative proceedings, or other investigations or examinations pending or, to the knowledge of such Party, threatened in writing, against Valaris or Transocean or their respective Subsidiaries related to the Business Combination;
(f)   each Party shall use reasonable best efforts to cause any dispositions of Valaris Shares (including derivative securities related to Valaris Shares) or acquisitions of Transocean Shares (including derivative securities related to Transocean Shares) resulting from the transactions contemplated hereby by each individual who is subject to the reporting requirements of Section 16(a) of the U.S. Exchange Act with respect to Valaris or shall become subject to such reporting requirements with respect to Transocean, if applicable, to be exempt under Rule 16b-3 under the U.S. Exchange Act, to the extent permitted by Applicable Law;
(g)   each Party and their respective board of directors shall use their respective reasonable best efforts to grant such approvals and take such actions as are necessary so that the transactions contemplated hereby, including the Business Combination, may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to minimize or make inapplicable the effect of any “fair price,” “moratorium,” “control share acquisition” or other form of anti-takeover Law on this Agreement, the Support Agreements and the transactions contemplated hereby and thereby, including the Business Combination;
(h)   each Party shall give the Other Party a reasonable opportunity to participate in the defense or settlement of any shareholder litigation against such Party or its directors or officers relating to the Business Combination and the other transactions contemplated by this Agreement, and no such settlement shall be agreed to without the prior written consent of the Other Party, which consent shall not be unreasonably withheld, conditioned or delayed and, without limiting in any way the parties’ obligations under Section 5.6 and Section 5.7, each of the Parties shall cooperate, shall cause their respective Subsidiaries, as applicable, to cooperate and shall use its reasonable best efforts to cause its Representatives to cooperate in the defense against such litigation; and
(i)   the Parties shall use best efforts to procure, prior to the Effective Time and provided that the Business Combination is effectuated as a quasi merger that qualifies as a tax neutral transaction for applicable Swiss Tax Law, all necessary binding Tax rulings from the Swiss Federal Tax Administration and/or any competent cantonal tax authority confirming that:
(i)   no Tax is levied in Switzerland on the issuance (other than those Transocean Shares issued, transferred, delivered, or allocated pursuant to Section 4.7(ii), (iii) or (iv)) of any new Transocean Shares by Transocean to the Valaris Shareholders;
(ii)   the fair market value of Valaris at the Effective Time will be fully recognized for Swiss Tax purposes as qualifying foreign capital contribution reserves (Reserven aus Kapitaleinlagen aus dem Ausland) within the meaning of Article 5 para. 1quarter of the Swiss Federal Act on Withholding Tax (Bundesgesetz über die Verrechnungssteuer (“VStG”)) of 13 October 1965, as amended from time to time);
(iii)   such reserves from capital contribution may be repaid, distributed or otherwise returned to the shareholders of Transocean without triggering Swiss withholding Tax (within the meaning of Article 4 VStG).
The Parties shall cooperate in good faith and use commercially reasonable efforts in the preparation, drafting and finalization of the Tax ruling requests. Each Party shall provide all information, documentation and assistance reasonably required for the preparation and submission of the ruling requests, shall review draft submissions within a reasonable timeframe, and shall incorporate the other Party’s reasonable comments to the extent reasonable.
Following submission, the Parties shall continue to cooperate in good faith in connection with the follow-up process with the relevant tax authorities, including responding to information requests, participating in meetings or calls, agreeing on appropriate amendments to the submissions, and taking all reasonable actions required to obtain the rulings in form and substance satisfactory to the Parties.

5.4   Additional Covenants of Transocean.
Transocean shall perform and shall cause each other member of the Transocean Group to perform all obligations required to be performed under this Agreement, cooperate with Valaris in connection therewith, and do all such other acts and things as may be necessary, proper or desirable in order to consummate and make effective, as soon as reasonably practicable, the transactions contemplated by this Agreement and, without limiting the generality of the foregoing:
(a)   Transocean shall assist Valaris in the preparation of the Court documents related to the Interim Order and the Sanction Order;
(b)   subject to Applicable Laws, Transocean shall not file any material with, or make any submissions to, the Court in connection with the Business Combination or serve any such material, and shall not agree to modify or amend materials so filed or served, except as contemplated hereby or with Valaris’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed, on the condition that nothing herein shall require Valaris to agree or consent to any decreased purchase price or other consideration or other modification or amendment to such filed or served materials that expands or increases Valaris’s obligations, or diminishes or limits Valaris’s rights, set forth in any such filed or served materials or under this Agreement;
(c)   subject to the other terms and conditions hereof, unless this Agreement shall have been terminated in accordance with Section 9.1, Transocean shall convene and hold the Transocean Meeting, at which meeting the Transocean Shareholder Resolutions shall be submitted to the Transocean Shareholders entitled to vote upon such resolution for approval;
(d)   subject to the terms of this Agreement, and notwithstanding any Adverse Recommendation Change, Transocean shall solicit proxies to be voted at the Transocean Meeting in favor of the Transocean Shareholder Resolutions, and against any resolution submitted by any Person that is inconsistent with such resolutions and the consummation of any of the transactions contemplated by this Agreement and, if reasonably requested by Valaris, shall retain a proxy solicitation firm to assist with its proxy solicitation;
(e)   Transocean shall conduct the Transocean Meeting in accordance with the Transocean Constitutional Documents and any instrument of a Governmental Authority governing or having authority over such meeting and otherwise in accordance with Applicable Laws;
(f)   Transocean shall, in accordance with the requirements of NYSE, file with NYSE a Supplemental Listing Application covering the Transocean Shares to be issued pursuant to the Business Combination, as promptly as reasonably practicable after the Agreement Date and Transocean shall use its reasonable best efforts to cause such Transocean Shares to be issued pursuant to this Agreement to be listed on NYSE, subject to official notice of issuance, as promptly as practicable after the Agreement Date, and in any event prior to the Effective Time;
(g)   subject to the terms of this Agreement, including the receipt of approval for the Share Issuance Resolutions by the Transocean Shareholders, Transocean shall undertake reasonable best efforts to cause to be taken all necessary corporate action to create the Transocean Shares to be issued in exchange for Valaris Shares pursuant to the Business Combination;
(h)   other than in connection with obtaining the Key Regulatory Approval(s) (which shall be governed by Section 5.6) and the CFIUS Approval (which approval shall be governed by the provisions of Section 5.7), Transocean shall make all filings and applications under Applicable Laws that are required to be made on the part of Transocean or, following the Effective Time, Valaris, in connection with the transactions contemplated herein and shall take all action that may be necessary to be in compliance, in all material respects, with such Applicable Laws, including registering the changes to the capital band of Transocean, the issuance of the Transocean Shares to which Valaris Shareholders are entitled pursuant to the Business Combination and the related amendments to the Transocean Constitutional Documents in connection therewith with the commercial register of the Canton of Zug, Switzerland; and
(i)   Transocean shall, as promptly as reasonably practicable provide all information and documents necessary in connection with obtaining the Tax ruling(s) under Section 5.3(i) of this Agreement and in furtherance thereof shall as promptly as reasonably practicable inform Valaris of any developments which may affect the ruling process.
5.5   Additional Covenants of Valaris.
Valaris shall perform and shall cause each other member of the Valaris Group to perform all obligations required to be performed under this Agreement, cooperate with Transocean in connection therewith, and do all such other acts and things as may be necessary, proper or desirable in order to consummate and make effective, as soon as reasonably practicable, the transactions contemplated by this Agreement and, without limiting the generality of the foregoing:
(a)   Valaris shall forthwith carry out the terms of the Interim Order and the Sanction Order;
(b)   subject to the other terms and conditions of this Agreement, upon the granting of the Interim Order, unless this Agreement shall have been terminated in accordance with Section 9.1, Valaris shall convene and hold the Valaris Court Meeting, at which meeting the Valaris Transaction Resolution shall be submitted to the Valaris Shareholders entitled to vote upon such resolution for approval;
(c)   Valaris shall conduct the Valaris Court Meeting in accordance with the Valaris Constitutional Documents and Applicable Bermuda Laws (including the Interim Order) and otherwise in accordance with Applicable Laws;
(d)   subject to the terms of this Agreement, and notwithstanding any Adverse Recommendation Change, Valaris shall solicit proxies to be voted at the Valaris Court Meeting in favor of the matters to be considered at such meeting, including the Valaris Transaction Resolution, and against any resolution submitted by any Person that is inconsistent with such resolution and the consummation of any of the transactions contemplated by this Agreement and, if reasonably requested by Transocean, shall retain a proxy solicitation firm to assist with its proxy solicitation;
(e)   prior to the Effective Time, Valaris shall reasonably cooperate with Transocean in making the Supplemental Listing Application to list the Transocean Shares to be issued pursuant to the Business Combination on the NYSE;
(f)   other than in connection with obtaining the Key Regulatory Approval(s) (which shall be governed by Section 5.6) and the CFIUS Approval (which shall be governed by the provisions of Section 5.7), Valaris shall make all filings and applications under Applicable Laws that are required to be made on the part of Valaris in connection with the transactions contemplated herein and shall take all action that may be necessary to be in compliance, in all material respects, with such Applicable Laws;
(g)   Valaris shall, as promptly as reasonably practicable provide all information and documents necessary in connection with obtaining the Tax rulings(s) under Section 5.3(i) of this Agreement and in furtherance thereof shall as promptly as reasonably practicable inform Transocean of any developments which may affect the ruling process;
(h)   Valaris shall, and shall cause each other member of the Valaris Group, as applicable, to cooperate and promptly take all reasonable actions as Transocean may request from time to time in order for Transocean to release, discharge and/or terminate the Valaris Notes;
(i)   On or prior to the Effective Time, Valaris shall have used reasonable efforts to deliver to Transocean a copy of a payoff letter from the administrative agent of the Valaris Credit Agreement evidencing the aggregate amount of the Valaris Credit Agreement outstanding as of the Effective Time (including any interest accrued thereon and any prepayment or similar penalties, premiums and expenses associated with the prepayment of the Valaris Credit Agreement on the Effective Time) and an agreement that, if such aggregate amount so identified is paid to such holder on the Effective Time (and/or cash collateral is posted in a similar amount, as applicable), (i) the Valaris Credit Agreement shall automatically terminate and be paid and satisfied in full; (ii) the underlying loan documents associated with the Valaris Credit Agreement shall automatically be terminated, discharged and released and of no further force and effect, without the need for any further action by any Person, other than obligations that expressly survive the termination (including indemnities and expense reimbursement obligations) and in respect of any obligations, as well as any cash collateral posted, in respect of any Backstopped/Rolled LCs; (iii) all guaranties supporting such loan documents shall be, automatically without further action by any Person, terminated, released and of no further force and effect; and (iv) all liens, mortgages and security interests in any assets or property securing the Valaris Credit Agreement shall automatically be fully terminated and released with no further action required on the part of any Person; provided that Transocean shall be required to provide back-stop letters of credit and/or cash collateral for any existing Valaris letters of credit (it being understood that Transocean shall be entitled to choose between providing cash collateral or a back-stop for any particular letter of credit) in the amount required by the issuer of such letter of credit, or permit the letters of credit of such issued thereunder to be “grand-fathered” into existing Transocean debt facilities and become outstanding obligations thereunder (any such letters of credit, the “Backstopped/Rolled LCs”); provided, further, that Transocean shall be solely responsible for providing the funds for repayment of all amounts set forth in the payoff letter of the Valaris Credit Agreement and in connection with any Backstopped/Rolled LCs. Transocean acknowledges and agrees that Transocean’s obligation (or the obligation of any of its affiliates) to consummate the Business Combination is not in any way contingent upon or otherwise subject to, and there is no condition to the consummation of the Business Combination requiring, (A) the consummation of any payoff, termination or discharge (in whole or in part) of any of the Valaris Notes or the Valaris Credit Agreement, (B) the obtaining (whether by Transocean, Valaris or any of their respective affiliates) of any consents, amendments or waivers from the requisite lenders, noteholders, agents, trustees or similar Persons, as applicable, under the agreements governing the Valaris Notes or the Valaris Credit Agreement, or (C) availability, terms or the obtaining of all or any portion of the Financing; and
(j)   From the date hereof until the Effective Time, at Transocean’s sole expense, Valaris shall, and shall cause its Subsidiaries and their respective officers, employees and Representatives to, use commercially reasonable efforts to cooperate with Transocean in connection with the arrangement of any Financing, including by (i) furnishing customary financial and other information, (ii) participating in customary meetings, presentations and diligence sessions, (iii) assisting with the preparation of customary offering and marketing materials, and (iv) executing and delivering customary financing documentation and certificates; provided, however, that such cooperation shall not (A) require Valaris or any of its Subsidiaries to pay any commitment or other financing fees, (B) require Valaris to take any action that would unreasonably interfere with the operation of its business, (C) require Valaris to provide any information that would violate Law or result in the waiver of attorney-client privilege, (D) be effective until the Effective Time, (E) conflict with the organizational documents of Transocean or any of its Subsidiaries or result in the contravention of, or that could reasonably be expected to result in a violation or breach of, or a default under, any contract, (F) result in any director, officer, employee or other Representative of Transocean or any of its Subsidiaries incurring any personal liability, (G) require Valaris or any of its Subsidiaries to approve or adopt any resolutions or execute any agreements, certificates or instruments that would be effective prior to the Effective Time and only by officers, employees and Representatives that will remain in place after the Effective Time, or (H) require Valaris or any of its Subsidiaries to provide any legal opinion or reliance letters or any certificate, comfort letter or opinion of any of its Representatives.
(k)   Transocean shall indemnify and hold harmless Valaris, each of its Subsidiaries and their respective Representatives from and against all losses suffered or costs incurred by any of them in connection with the obligations under Section 5.5(j), the Financing, any alternative financing, any other financing that Transocean may raise in connection with the transactions contemplated under this Agreement, or any information used in connection with any of the foregoing. Transocean shall promptly (and in any event within two (2) Business Days of delivery of documentation evidencing the applicable cost or expense), upon request by Valaris, reimburse Valaris for all out-of-pocket costs and expenses (including outside attorneys’ fees and disbursements) incurred by Valaris, any of its Subsidiaries or any of their respective Representatives in connection with the cooperation contemplated by Section 5.5(j).
(l)   Valaris and each of its Subsidiaries will be deemed to be in compliance with Section 5.5(j) and Transocean shall not allege that Valaris or any of its Subsidiaries is or has not be in compliance with Section 5.5(j) unless (1) Transocean provides prompt written notice of the alleged failure to comply with any provision of Section 5.5(j) specifying in reasonable detail specific steps to cure such alleged failure in a commercially reasonable and practical manner consistent with Section 5.5(j), (2) such failure to comply has not been cured within five (5) Business Days from receipt of such written and (3) the Financing has not been obtained as a primary result of Transocean’s willful and material breach of its obligations under Section 5.5(j).
5.6   Key Regulatory Approval(s).
(a)   In connection with the Key Regulatory Approval(s):
(i)   as soon as reasonably practicable, and in any event within twenty (20) Business Days following the Agreement Date, Transocean and Valaris shall each file their notification and report forms under the HSR Act; and
(ii)   as soon as reasonably practicable, Transocean shall, with the assistance of and in consultation with Valaris, file with all other appropriate Governmental Authorities the notifications required to be filed relating to the Business Combination.
(b)   Each Party shall, and shall cause its respective affiliates to use reasonable best efforts to take promptly, or cause to be taken, any and all actions, and to do promptly, or cause to be done, and to assist and cooperate with the Other Party in doing, all things necessary, proper or advisable, including actions under Applicable Laws, to obtain the Key Regulatory Approval(s) as soon as reasonably practicable, but in any event no later than two (2) Business Days prior to the Outside Date.
(c)   In connection with obtaining the Key Regulatory Approval(s), subject to Applicable Law, each Party shall, and shall cause its affiliates to: (i) cooperate with the Other Party and provide such information and assistance to the Other Party as the Other Party may reasonably request in connection with obtaining the Key Regulatory Approval(s); (ii) respond as soon as reasonably practicable to any requests for information (including in respect of any submissions or supplementary information requests) or requests for meetings by any Governmental Authority; (iii) permit the Other Party an advance opportunity to review and comment upon any proposed written communications to any Governmental Authority, consider in good faith the comments of the Other Party, and provide the Other Party with final copies thereof; (iv) not participate in any substantive meetings or discussions (whether in person, by email, by telephone or otherwise) with any Governmental Authority without giving the Other Party a reasonable opportunity to attend and participate thereat (except where the Governmental Authority expressly requests that a Party should not be present at the meeting or discussion or part or parts of the meeting or discussion); (v) keep the Other Party informed of the status of the Key Regulatory Approval(s) and promptly notify the Other Party of receipt of any communications (oral or written) of any nature from a Governmental Authority and provide the Other Party with copies thereof; (vi) refrain from extending or consenting to any extension of any applicable waiting or review period or enter into any agreement with a Governmental Authority to not consummate the transactions contemplated by this Agreement, except upon the prior written consent of the Other Party; and (vii) not do anything that would reasonably be expected to prejudice the Key Regulatory Approval(s) from being obtained as soon as reasonably practicable. In furtherance of the foregoing, Transocean shall take any and all actions necessary to obtain the Key Regulatory Approval(s) as soon as reasonably practicable, subject to Section 6.1(f). If any objections are asserted with respect to the transactions contemplated hereby under any Antitrust Law or if any action is instituted by any Governmental Authority or any private party challenging any of the transactions contemplated hereby as violative of any Antitrust Law, each of Transocean and Valaris shall use their respective reasonable best efforts to (A) oppose or defend against any action to prevent or enjoin consummation of this Agreement (and the transactions contemplated herein), and/or (B) take such action as necessary to overturn any regulatory action by any Governmental Authority to prevent or enjoin consummation of this Agreement (and the transactions contemplated herein), including by defending any action brought by any Governmental Authority in order to avoid entry of, or to have vacated, overturned or terminated, including by appeal if necessary, in order to resolve any such objections or challenge as such Governmental Authority or private party may have to such transactions under such Antitrust Law so as to permit consummation of the transactions contemplated by this Agreement.
(d)   Transocean and Valaris shall work together in good faith and jointly develop the strategy to implement in connection with obtaining the consents, clearances, approvals and expirations or terminations of waiting periods under Applicable Laws; provided, however, that in the event of any disagreement between the Parties in connection with the foregoing, the Chief Legal Officer of Transocean and the General Counsel

of Valaris shall seek to resolve such disagreement reasonably and in good faith; provided, further, that if the Chief Legal Officer of Transocean and the General Counsel of Valaris cannot resolve any such disagreement, the Chief Executive Officer of Transocean and the Chief Executive Officer of Valaris shall seek to resolve such disagreement reasonably and in good faith; provided, further, that if the Chief Executive Officers of the Parties cannot resolve any such disagreement, the determination of the Chief Executive Officer of Transocean shall prevail, acting reasonably.
(e)   Notwithstanding any requirement in this Agreement, including this Section 5.6 and Section 7.3, or any other provision in this Agreement, where a Party is required to provide information to the Other Party that the disclosing Party deems to be competitively sensitive, the disclosing Party may restrict the provision of such competitively sensitive information only to the external legal counsel of the Other Party; provided that the disclosing Party also provides a redacted version of any such information to the Other Party.
(f)   Notwithstanding anything to the contrary contained in this Agreement, none of Transocean or any of its affiliates, shall be obligated to (and without the prior written consent of Transocean, none of Valaris or any of its affiliates shall agree to) take or refrain from taking or agree to it, its affiliates or any of Valaris or its affiliates taking or refraining from taking any action, if taking or refraining from taking such action, as applicable, would, or suffer to exist any condition, limitation, restriction or requirement that would, constitute a Burdensome Condition.
(g)   Transocean and Valaris shall each be responsible for fifty percent (50%) of the filing fees payable in respect of the Key Regulatory Approval(s), which fees shall be paid by Transocean and the applicable portion thereof promptly reimbursed by Valaris. Each Party shall not (and shall cause its Subsidiaries and affiliates not to) agree to stay, toll or extend any applicable waiting period under any Antitrust Law, enter into or extend a timing agreement with any Governmental Authority or withdraw or refile any filing under any Antitrust Law, without the prior written consent of the Other Party (which consent shall not be unreasonably withheld, conditioned or delayed).
5.7   CFIUS Approval.
(a)   Each of Transocean and Valaris shall, as promptly as practicable after the Agreement Date (and in any event not later than twenty (20) Business Days) prepare and file with CFIUS a draft joint notice, and after receiving CFIUS’s comments on the draft joint notice, promptly file with CFIUS a formal joint notice in connection with the transactions contemplated by this Agreement and the Business Combination. Transocean and Valaris shall use their respective reasonable best efforts to (i) cooperate in all respects with each other in connection with the drafting and filing of the draft and formal CFIUS notices and CFIUS’s review or investigation, (ii) respond to all inquiries received from CFIUS for additional information or documentation within three (3) Business Days of receiving such request, or within such longer period of time, as permitted by CFIUS, (iii) promptly inform each other of any material communication with CFIUS, (iv) permit each other to review any communication by the other, and consult with the other in advance of any planned meeting or conference, with CFIUS, and, to the extent permitted by CFIUS, grant each other the opportunity to attend and participate in any such planned meeting or conference; provided that neither Transocean nor Valaris shall be obligated to disclose to the other any communication to CFIUS that Transocean or Valaris considers to be proprietary or confidential. Transocean and Valaris shall use their reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the Other Party in doing, all reasonable things necessary, proper, or advisable to obtain CFIUS Approval, as promptly as practicable. Transocean and Valaris agree that if Transocean determines it to be appropriate that the parties withdraw and resubmit the formal notice submitted to CFIUS pursuant to this Section 5.7(a), Transocean and Valaris shall cooperate in withdrawing and resubmitting the CFIUS formal notice. Notwithstanding the foregoing, nothing in this Section 5.7(a) shall require, or be construed to require, any of Transocean, any Transocean Subsidiary, or any of their affiliates to agree to, or to accept or suffer to have imposed upon it, with respect to Transocean, any Transocean Subsidiary, Valaris, or any of their respective affiliates, any condition or mitigation that would require any of them to take or refrain from taking any action, if taking or refraining from taking such action, as applicable, would, or suffer to exist any condition, limitation, restriction or requirement that would, constitute a Burdensome Condition.
(b)   Transocean and Valaris shall each be responsible for fifty percent (50%) of the filing fee payable in respect of the CFIUS Filing, which fee shall be paid by Transocean and the applicable portion thereof promptly reimbursed by Valaris.

5.8   Employee Matters.
(a)   For a period beginning at the Effective Time and continuing for the period ending twelve (12) months after the Effective Time (the “Continuation Period”), or, if earlier, the date of termination of the relevant employee, Transocean shall provide, or shall cause to be provided, to each employee of Valaris or its Subsidiaries as of immediately prior to the Effective Time who, in each case, remains employed with Transocean, Valaris or any of their Subsidiaries following the Effective Time (each, a “Continuing Employee”) with base salary or hourly wage rate, short- and long-term incentive compensation opportunities, and other employee benefits (excluding deferred compensation, defined benefit pension plans, post-employment health and welfare programs, and severance payments) (together, “Aggregate Compensation and Benefits”) substantially comparable, in the aggregate, to the Aggregate Compensation and Benefits provided to (A) the applicable Continuing Employee immediately prior to the Effective Time or (B) similarly situated employees of Transocean, provided that the base salary or hourly wage rate shall be no less favorable than the base salary or hourly wage rate provided to the applicable Continuing Employee immediately prior to the Effective Time. Transocean shall provide, or shall cause to be provided, to each Continuing Employee who experiences a termination of employment during the Continuation Period, severance benefits no less favorable than the severance benefits that would have been provided to the applicable Continuing Employee under the applicable Valaris Employee Plans as in effect immediately prior to the Effective Time, after giving effect to such Continuing Employee’s collective and continuous years of service with Valaris or its Subsidiaries and, following the Effective Time, Transocean or its Subsidiaries. Notwithstanding the foregoing, neither Transocean nor any of its affiliates shall be obligated to continue to employ any Continuing Employee for any specific period of time following the Effective Time. Further, notwithstanding anything in this Agreement to the contrary, the terms and conditions of employment for any Continuing Employees covered by a collective bargaining agreement shall be governed by the applicable collective bargaining agreement until the expiration, modification or termination of such collective bargaining agreement in accordance with its terms or Applicable Law.
(b)   For all purposes (including purposes of vesting, eligibility to participate and level of benefits) under the Transocean Employee Plans, as applicable, providing benefits to any Continuing Employees after the Effective Time (the “New Plans”), each Continuing Employee shall be credited with his or her years of service with Valaris and its Subsidiaries, as applicable, and their respective predecessors before the Effective Time, to the same extent as such Continuing Employee was entitled, before the Effective Time, to credit for such service under any similar Valaris Employee Plan in which such Continuing Employee participated or was eligible to participate immediately prior to the Effective Time; provided that the foregoing shall not apply with respect to retiree medical or welfare plans, eligibility or benefit accrual under any defined benefit pension plan, or to the extent that its application would result in a duplication of benefits. In addition, and without limiting the generality of the foregoing, (i) Transocean shall use commercially reasonable efforts to cause each Continuing Employee and his or her eligible dependents to be immediately eligible to participate, without any waiting time, in any and all New Plans to the extent coverage under such New Plan replaces coverage under a comparable Valaris Employee Plan in which such Continuing Employee participated immediately before the Effective Time (such plans collectively, as applicable, the “Old Plans”), and (ii) for purposes of each New Plan providing medical, dental, pharmaceutical and/or vision benefits to any Continuing Employee, Transocean shall use commercially reasonable efforts to cause (A) all pre-existing condition exclusions and actively-at-work requirements of such New Plan to be waived for such employee and his or her covered dependents, unless such conditions would not have been waived under the comparable Old Plan in which such employee participated immediately prior to the Effective Time, and (B) any eligible expenses incurred by such employee and his or her covered dependents during the portion of the plan year of the Old Plans ending on the date such employee’s participation in the corresponding New Plan begins to be taken into account under such New Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan.
(c)   Notwithstanding any provision in this Agreement to the contrary, nothing in this Section 5.8 (whether express or implied) shall (i) create any third-party rights in any Person, including any current or former director, officer, employee or other service provider of Valaris or its affiliates or any participant in any Valaris Employee Plan, Transocean Employee Plan or other employee benefit plan, agreement or other arrangement (or any beneficiaries or dependents thereof), (ii) be considered or deemed to establish, amend or modify any Transocean Employee Plan, Valaris Employee Plan or any other benefit or compensation plan, program, policy, agreement or arrangement or (iii) prohibit or limit the ability of Transocean, Valaris or their affiliates to amend, modify or terminate any Transocean Employee Plan, Valaris Employee Plan or any other benefit or compensation plan, program, policy, agreement or arrangement.
ARTICLE 6
CONDITIONS PRECEDENT
6.1   Mutual Conditions Precedent.
The respective obligations of the Parties to complete the Business Combination are subject to the satisfaction (or waiver in writing by each of the Parties) at or before and as of the Effective Time of the following conditions:
(a)   the Valaris Transaction Resolution shall have been approved by the Valaris Shareholders by the Valaris Required Approval at the Valaris Court Meeting;
(b)   (i) the Share Issuance Resolutions shall have been approved by the Transocean Shareholders at the Transocean Meeting by the relevant Transocean Required Approval, in a number as required to be issued in connection with the Business Combination, and (ii) the Share Issuance Resolutions, the issuance of the Transocean Shares in a number as required to be issued in connection with the Business Combination and the related amendments to Transocean’s articles of association in connection therewith shall have been registered with the commercial register of the Canton of Zug, Switzerland;
(c)   the Sanction Order shall have been granted on terms consistent with this Agreement, and such order shall not have been set aside or modified in a manner unacceptable to Transocean or Valaris, acting reasonably and in good faith, on appeal or otherwise, and shall have been filed with the Registrar;
(d)   the Transocean Shares to be issued pursuant to this Agreement shall have been approved for listing on the NYSE, subject to official notice of issuance;
(e)   the Key Regulatory Approval(s) shall have been obtained or any applicable waiting period shall have expired or been terminated, and the Key Regulatory Approval(s) shall be in full force and effect;
(f)   no Governmental Authority in any jurisdiction that is the subject of a Key Regulatory Approval shall have enacted, issued, promulgated, enforced or entered any Law which is then in effect and has the effect of making the Business Combination illegal or otherwise preventing or prohibiting consummation of the Business Combination; and
(g)   CFIUS Approval shall have been obtained.
6.2   Additional Conditions to Obligations of Transocean.
The obligation of Transocean to consummate the Business Combination is further subject to the satisfaction (or waiver in writing by Transocean) at or before and as of the day immediately prior to the Sanction Hearing of the following conditions:
(a)   Valaris shall have fulfilled and complied with in all material respects all of its covenants herein to be performed, fulfilled or complied with on or before the day immediately prior to the Sanction Hearing;
(b)
(i)   the representations and warranties in Section 3.1 (Organization and Qualification), Section 3.2(a) (Corporate Authority Relative to this Agreement), Section 3.3(a) (Capitalization) (other than the first two sentences thereof), clauses (C) and (E) of Section 3.3(b) (Capitalization; Valaris Incentives), Section 3.4 (Joint Ventures Partners) and Section 3.5 (Ownership of Subsidiaries) (A) to the extent not qualified by any materiality or “Material Adverse Effect” qualifications therein, shall be true and correct in all material respects as of the Agreement Date and as of the day immediately prior to the Sanction Hearing as if made as of such date or time (except to the extent such representations and warranties are expressly made as of a specific date or time, in which case such representations and warranties shall be so true and correct in all material respects as of such specific date or time only) and (B) to the extent qualified by any materiality or “Material Adverse Effect” qualifications shall be true and correct in all respects as of the Agreement Date and as of the day immediately prior to the Sanction Hearing as if made as of such date or time (except to the extent such representations and warranties are expressly made as of a specific date or time, in which case such representations and warranties shall be so true and correct in all respects as of such specific date or time only);
(ii)   the representations and warranties in the first two sentences of Section 3.3(a) (Capitalization) shall be true and correct in all respects (except for de minimis inaccuracies) as of the Agreement Date and as of the day immediately prior to the Sanction Hearing as if made on and as of such date or time (except to the extent such representations and warranties are expressly made as of a specific date or time, in which case such representations and warranties shall be so true and correct in all respects (except for de minimis inaccuracies) as of such specific date or time only);
(iii)   the representations and warranties set forth in Section 3.13(b) (Absence of Certain Changes; Conduct of Business) shall be true and correct in all respects as of the Agreement Date and as of the day immediately prior to the Sanction Hearing as if made on and as of such date or time;
(iv)   all other representations and warranties of Valaris set forth in Article 3 to this Agreement shall be true and correct as of the Agreement Date and as of the day immediately prior to the Sanction Hearing as if made on and as of such date or time (except to the extent such representations and warranties are expressly made as of a specific date or time, in which case such representations and warranties shall be so true and correct as of such specific date or time only), except where any failure or failures of any such representations and warranties to be so true and correct would not have, or would not reasonably be expected to have, a Material Adverse Effect on Valaris or prevent the completion of the Business Combination (and, for this purpose, any reference to “material,” “Material Adverse Effect” or any other concept of materiality in such representations and warranties shall be ignored);
(c)   between the Agreement Date and the day immediately prior to the Sanction Hearing, there shall not have occurred and be continuing any Effect that has had or would reasonably be likely to have (individually or in the aggregate) a Material Adverse Effect on Valaris; and
(d)   Valaris shall have delivered to Transocean a certificate, dated as of the day immediately prior to the Sanction Hearing and signed by an executive officer of Valaris, certifying that the conditions set forth in Section 6.2(a), Section 6.2(b) and Section 6.2(c) have been satisfied.
6.3   Additional Conditions to Obligations of Valaris.
The obligation of Valaris to consummate the Business Combination is further subject to the satisfaction (or waiver in writing by Valaris) at or before and as of the day immediately prior to the Sanction Hearing of the following conditions:
(a)   Transocean shall have fulfilled and complied with in all material respects all of its covenants herein to be performed, fulfilled or complied with on or before the day immediately prior to the Sanction Hearing;
(b)
(i)   the representations and warranties in Section 4.1 (Organization and Qualification), Section 4.2(a) (Corporate Authority Relative to this Agreement), Section 4.3(a) (Capitalization) (other than the first sentence thereof), clauses (C), (D) and (F) of Section 4.3(b) (Capitalization; Transocean Incentives), Section 4.4 (Joint Ventures Partners) and Section 4.5 (Ownership of Subsidiaries) (A) to the extent not qualified by any materiality or “Material Adverse Effect” qualifications therein, shall be true and correct in all material respects as of the Agreement Date and as of the day immediately prior to the Sanction Hearing as if made as of such date or time (except to the extent such representations and warranties are expressly made as of a specific date or time, in which case such representations and warranties shall be so true and correct in all material respects as of such specific date or time only) and (B) to the extent qualified by any materiality or “Material Adverse Effect” qualifications shall be true and correct in all respects as of the Agreement Date and as of the day immediately prior to the Sanction Hearing as if made as of such date or time (except to the extent such representations and warranties are expressly made as of a specific date or time, in which case such representations and warranties shall be so true and correct in all respects as of such specific date or time only);
(ii)   the representations and warranties in the first sentence of Section 4.3(a) (Capitalization) shall be true and correct in all respects (except for de minimis inaccuracies) as of the Agreement Date and as of the day immediately prior to the Sanction Hearing as if made on and as of such date or time (except to the extent such representations and warranties are expressly made as of a specific date or time, in which case such representations and warranties shall be so true and correct in all respects (except for de minimis inaccuracies) as of such specific date or time only);
(iii)   the representations and warranties set forth in Section 4.14(b) (Absence of Certain Changes; Conduct of Business) shall be true and correct in all respects as of the Agreement Date and as of the day immediately prior to the Sanction Hearing as if made on and as of such date or time;
(iv)   all other representations and warranties of Transocean set forth in Article 4 to this Agreement shall be true and correct as of the Agreement Date and as of the day immediately prior to the Sanction Hearing as if made on and as of such date or time (except to the extent such representations and warranties are expressly made as of a specific date or time, in which case such representations and warranties shall be so true and correct as of such specific date or time only), except where any failure or failures of any such representations and warranties to be so true and correct would not have, or would not reasonably be expected to have, a Material Adverse Effect on Transocean or prevent the completion of the Business Combination (and, for this purpose, any reference to “material,” “Material Adverse Effect” or any other concept of materiality in such representations and warranties shall be ignored);
(c)   between the Agreement Date and the day immediately prior to the Sanction Hearing, there shall not have occurred and be continuing any Effect that has had or would reasonably be likely to have (individually or in the aggregate) a Material Adverse Effect on Transocean; and
(d)   Transocean shall have delivered to Valaris a certificate, dated as of the day immediately prior to the Sanction Hearing and signed by an executive officer of Transocean, certifying that the conditions set forth in Section 6.3(a), Section 6.3(b) and Section 6.3(c) have been satisfied.
ARTICLE 7
ADDITIONAL AGREEMENTS
7.1   Covenants Regarding Non-Solicitation.
(a)   Each Party shall, and shall cause its respective Subsidiaries and its and their respective officers and directors to, and shall instruct its and its Subsidiaries’ other Representatives to: (i) immediately cease and cause to be terminated all existing solicitations, encouragements, discussions or negotiations (including through any of the Representatives of such Party), if any, with any third party (other than the Other Party) relating to an Acquisition Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal; (ii) as and from the Agreement Date until termination of this Agreement pursuant to Article 9, immediately discontinue providing access to and disclosure of any of its confidential information and not allow or establish further access to any of its confidential information, or any data room, virtual or otherwise, to any Person (other than the Other Party or its Representatives) who has entered into a confidentiality agreement with the Party relating to an Acquisition Proposal; (iii) pursuant to and in accordance with each applicable confidentiality agreement relating to an Acquisition Proposal, promptly request the return or destruction of all information provided to any third party that has entered into a confidentiality agreement with such Party and the return or destruction of all confidential information heretofore furnished to any third party by or on behalf of it or any of its Subsidiaries; and (iv) not release, waive, terminate or otherwise forbear in the enforcement of, amend or modify, or enter into or participate in any discussions, negotiations or agreements to release, waive or otherwise forbear or amend or modify, any rights or other benefits under any confidentiality agreements to which such Party or any of its subsidiaries is a party, including any “standstill provisions” thereunder. Each Party undertakes to enforce all standstill, non-disclosure, non-disturbance, non-solicitation and similar covenants or agreements that it has entered into with third parties prior to the Agreement Date.
(b)   Except as otherwise provided in this Section 7.1, from the Agreement Date until the earlier of the Effective Time or the termination of this Agreement in accordance with Article 9, neither Party shall, directly or indirectly, do, nor authorize or permit any of its Subsidiaries or its and their respective officers and directors to do, and each Party shall instruct its and its Subsidiaries’ other Representatives, as applicable, not to do, any of the following: (i) solicit, assist, initiate or knowingly facilitate or knowingly encourage or take any action to solicit, assist, initiate or knowingly facilitate or knowingly encourage any Acquisition Proposal, or engage in any communication regarding the making of any Acquisition Proposal, including by way of furnishing information or access to properties, facilities or books and records, or take or propose to take any of the foregoing actions or publicly propose or agree to any of the foregoing; (ii) enter into, continue or otherwise engage or participate in any negotiations or any discussions regarding any Acquisition Proposal (it being understood that a Party may inform any Person of the provisions contained in this Section 7.1), or furnish or provide access to any information with respect to such Party’s securities, business, properties, operations or conditions (financial or otherwise) in connection with or in furtherance of an Acquisition Proposal, or otherwise cooperate in any way with, or assist or participate in, knowingly facilitate or knowingly encourage, any effort or attempt of any other Person to do or seek to do any of the foregoing, or take or propose to take any of the foregoing actions or publicly propose or agree to any of the foregoing; or (iii) accept, approve, endorse or enter into any letter of intent, agreement in principle, memorandum of understanding, business combination agreement or other similar agreement providing for an Acquisition Proposal (other than an Acceptable Confidentiality Agreement).
(c)   Notwithstanding anything to the contrary in this Section 7.1, each Party and its Representatives may at any time prior to obtaining the approval of the Valaris Shareholders of the Valaris Transaction Resolution (in the case of Valaris) or at any time prior to obtaining the approval of the Transocean Shareholders of the Share Issuance Resolutions (in the case of Transocean), enter into, or participate in, any discussions or negotiations with an arm’s length third party who (without any solicitation, initiation or encouragement, directly or indirectly, after the Agreement Date, by such Party or any of its Representatives in breach in any material respect of Section 7.1(b)) seeks to initiate such discussions or negotiations and, subject to execution of an Acceptable Confidentiality Agreement, may furnish to such third party information concerning such Party and its business, affairs, properties and assets (provided that, subject to Applicable Law, such Party shall (A) promptly (and in any event within twenty-four (24) hours) make available to the Other Party any non-public information concerning such Party or its Subsidiaries that is provided to such third party given such access that was not previously made available to the Other Party and (B) keep the Other Party reasonably informed regarding the process and status of negotiations concerning any Acquisition Proposal and the material details (including material terms thereof) of any such Acquisition Proposal), in each case if and only to the extent that (A) the third party has first made a written Acquisition Proposal, which did not result from a breach of Section 7.1(b), and in respect of which the Valaris Board or the Transocean Board, as applicable, determines in good faith (after consultation with its outside legal counsel and financial advisors), constitutes, or could reasonably be expected to constitute or lead to, a Superior Proposal; and (B) the Receiving Party has been, and would be after entering into or participating in any such discussions or negotiations, in compliance with all of its obligations under this Section 7.1.
(d)   Except as expressly permitted under this Section 7.1, neither Party nor its board of directors (or any committee thereof) shall (i) change, withhold, withdraw or adversely qualify (or modify or amend in a manner adverse to the Other Party) or propose publicly to change, withhold, withdraw or adversely qualify (or modify or amend in a manner adverse to the Other Party) the Valaris Board Recommendation or the Transocean Board Recommendation, as applicable; (ii) fail to include the Valaris Board Recommendation or the Transocean Board Recommendation in the Proxy Statement, as applicable; (iii) endorse or recommend, or declare the advisability of, or propose publicly to endorse or declare the advisability of, any Acquisition Proposal; or (iv) fail to publicly recommend, in a Solicitation/Recommendation Statement on Schedule 14D-9 under the U.S. Exchange Act, against any Acquisition Proposal that is a tender offer or exchange offer subject to Regulation 14D promulgated under the U.S. Exchange Act, and reaffirm the Transocean Board Recommendation or the Valaris Board Recommendation, as applicable, within ten (10) Business Days of the commencement (within the meaning of Rule 14d-2 under the U.S. Exchange Act) of such tender offer or exchange offer (any of the foregoing actions, an “Adverse Recommendation Change”); provided, however, that nothing in this Agreement shall restrict either Party or its board of directors (or any committee thereof) from (A) taking or disclosing to its shareholders any position contemplated by Rules 14d-9 or 14e-2(a) under the U.S. Exchange Act or (B) otherwise making disclosures to comply with Applicable Law (it being agreed that (y) a “stop, look and listen” communication by the Valaris Board (or any committee of the Valaris Board) or the Transocean Board (or any committee of the Transocean Board), as applicable, of the type contemplated by Rule 14d-9(f) under the U.S. Exchange Act in which Valaris and/or the Valaris Board (or any committee of the Valaris Board) or Transocean and/or the Transocean Board (or any committee of the Transocean Board), in each case, as applicable, that indicates that the Valaris Board Recommendation or the Transocean Board Recommendation, as applicable, has not changed, and (z) a factually accurate public statement by such Party that describes such Party’s receipt of an Acquisition Proposal and the operation of this Agreement with respect thereto shall not be deemed to be an Adverse Recommendation Change).
(e)   Notwithstanding anything in this Agreement to the contrary but subject to Section 7.1(f), at any time prior to obtaining the approval of the Valaris Shareholders of the Valaris Transaction Resolution (in the case of Valaris) or at any time prior to obtaining the approval of the Transocean Shareholders of the Transocean Shareholder Resolutions (in the case of Transocean), a Party may make an Adverse Recommendation Change if such Party has received an Acquisition Proposal (that did not arise in connection with or result from any breach of this Section 7.1) but only if prior to such action, the board of directors of such Party shall have determined in good faith (after consultation with its outside legal counsel and financial advisors) that (A) such Acquisition Proposal constitutes a Superior Proposal and (B) the failure to take such action would be inconsistent with the directors’ fiduciary duties under Applicable Law.
(f)   If, after the Agreement Date, a Party or any of its Subsidiaries (the “Receiving Party”) is in receipt of an Acquisition Proposal or any request for non-public information or access to its properties, facilities, books or records relating to an Acquisition Proposal, the Receiving Party shall promptly (and in any event within twenty-four (24) hours of receipt by the Receiving Party) notify in writing the Other Party (“Responding Party”) of any Acquisition Proposal (or any material amendment thereto) or any material amendments to the foregoing received by the Receiving Party. Such notice shall include a copy of any written Acquisition Proposal (and any material amendment thereto) or any such request for non-public information or access relating to an Acquisition Proposal, including a description of the material terms and conditions of, and the identity of the Person making such Acquisition Proposal. The Receiving Party shall keep the Responding Party informed on a reasonably current basis of the status, including any change to material terms, of any Acquisition Proposal, request or any amendment thereto, shall respond promptly to all reasonable inquiries by the Responding Party with respect thereto, and shall provide to the Responding Party copies of all material correspondence and other written material sent to or provided to the Receiving Party by any Person in connection with such Acquisition Proposal or request for non-public information or access relating to an Acquisition Proposal.
(g)   Prior to effecting an Adverse Recommendation Change to the extent permitted by Section 7.1(e) with respect to a Superior Proposal, (i) the Receiving Party seeking to take such action shall notify (which notice shall not constitute an Adverse Recommendation Change) the Responding Party in writing that the Receiving Party’s board of directors (or any committee thereof) intends to effect an Adverse Recommendation Change (such notice, a “Notice of Superior Proposal”), (ii) the Receiving Party shall provide the Responding Party a summary of the material terms and conditions of such Superior Proposal (including the consideration offered therein and the identity of the Person or “group” making the Superior Proposal) and an unredacted copy of the acquisition agreement providing for a Superior Proposal (which the Responding Party shall keep confidential in accordance with the terms of the Confidentiality Agreement), (iii) if requested to do so by the Responding Party in good faith, for a period of five (5) Business Days following delivery of such Notice of Superior Proposal (such period, the “Matching Period”), the Receiving Party shall discuss and negotiate in good faith, and shall make its Representatives available to discuss and negotiate, with the Responding Party and its Representatives, any proposed modifications to the terms and conditions of this Agreement in such a manner that such Acquisition Proposal would no longer constitute a Superior Proposal and (iv) no earlier than 11:59 p.m. on the last day of the Matching Period, the Receiving Party’s board of directors (or any committee thereof) shall determine in good faith, after considering the terms of any proposed amendment or modification to this Agreement proposed by the Responding Party during such Matching Period (or at the completion of any extension thereof) and in consultation with its outside legal counsel and financial advisors, that (A) such Acquisition Proposal still constitutes a Superior Proposal and (B) the failure to make an Adverse Recommendation Change would be inconsistent with the directors’ fiduciary duties under Applicable Law (it being understood and agreed that any changes to the financial or other material terms of a proposal that was previously the subject of a Notice of Superior Proposal hereunder shall require a new Notice of Superior Proposal to the Receiving Party as provided above, but, references to “five (5) Business Days” shall be deemed references to a “three (3) Business Days”; provided that such new notice shall in no event shorten the original five (5) Business Day period).
7.2   Fees and Expenses.
Except as expressly set out in this Agreement, each Party covenants and agrees to bear its own fees, costs and expenses in connection with the transactions contemplated by this Agreement and the Business Combination.
7.3   Access to Information; Confidentiality.
(a)   From and after the Agreement Date until the earlier of the Effective Time or the termination of this Agreement in accordance with Article 9, subject to compliance with Applicable Laws (including Antitrust Laws) and the terms of any existing Contracts (including the Confidentiality Agreement), each Party shall, and shall cause each of its Subsidiaries and its and their respective Representatives to, provide the Other Party and its Representatives reasonable access during normal business hours and upon reasonable prior notice, in such a manner so as not to unreasonably interfere with the normal operations of such Party or its Subsidiaries, at the Other Party’s sole cost and expense, to such Party’s premises (including field offices and sites), books, Contracts, Returns, records, properties, assets, officers, employees, agents and management personnel as such Other Party may reasonably require in connection with the consummation of the Business Combination, and shall furnish promptly to the Other Party all reasonable data and information as such Other Party may reasonably request to expeditiously and efficiently integrate the business and operations of Transocean and Valaris immediately upon but not prior to the Effective Time; provided that no investigations made by or on behalf of a Party, whether under this Section 7.3 or otherwise, shall waive, diminish the scope of, or otherwise affect, or be deemed to modify, any representation or warranty made by the Other Party herein and each Party agrees that it will not, and will cause its Representatives not to, use any information obtained pursuant to this Section 7.3(a) for any competitive or other purpose unrelated to the consummation of the transactions contemplated by this Agreement. Transocean and Valaris will cooperate to minimize, to the extent reasonably practicable, any unnecessary disruption to the businesses of Valaris and Transocean and their respective Subsidiaries that may result from the requests for access, data and information hereunder. Without limiting the foregoing and subject to compliance with Applicable Law and the terms of any existing Contracts (including the Confidentiality Agreement): (i) each Party and its Representatives shall, upon reasonable prior notice, during normal business hours and in a manner so as not to unreasonably interfere with the normal operations of the Other Party, have the right to conduct reasonable inspections of the properties of each member of the Other Party Group (to the extent and only to the extent such Party or its Subsidiaries has the right to permit access to such properties); provided, however, that nothing herein shall authorize a Party or its Representatives to undertake any testing, including testing involving sampling of soil, sediment, groundwater, surface water, air or building materials, at any of the Other Party’s or its Subsidiaries’ properties, without the prior written consent of the Other Party (which consent shall not be unreasonably withheld, conditioned or delayed); (ii) each Party shall, upon the Other Party’s request, facilitate discussions between the Other Party and any third party from whom consent may be required as a result of this Agreement and the Business Combination (provided that such Party shall be permitted to participate in any such discussions if it so desires); (iii) each Party shall, if and when reasonably requested by the Other Party, provide the Other Party with the details (which shall not include the identity of the proposed counterparty) of any proposed Hedging Transactions contemplated by such Party; and (iv) to the extent mutually agreed after the Agreement Date, Valaris and Transocean shall form a committee consisting of appropriate senior officers and other representatives of each Party that shall meet on a mutually agreed basis for the purpose of integration business planning, with mechanisms in place to ensure that all pre-closing activities of Valaris and Transocean continue to be conducted independently.
(b)   Each Party shall (i) provide reasonable information and reasonable assistance to the Other Party in implementing a communications plan in respect of Valaris’s employees and (ii) consult with and consider the reasonable comments of the Other Party in connection with the implementation of such plan.

(c)   Nothing in this Section 7.3 shall require a Party to disclose information that (i) would result in a competitor of such Party receiving information that is competitively sensitive and would reasonably be likely to result in competitive harm to such Party or its Subsidiaries if the Business Combination is not consummated, (ii) would violate Applicable Laws, (iii) is related to the negotiation and execution of this Agreement or the Business Combination or the transactions contemplated hereby or, except to the extent provided herein, any Acquisition Proposal or Superior Proposal, (iv) such Party or any of its Subsidiaries is prohibited from disclosing pursuant to a written confidentiality agreement or confidentiality provision of an agreement with a third party or information that, in the opinion of the Party, acting reasonably, is competitively sensitive (provided that the Parties acknowledge and agree that external counsel to the Parties may have access to such information on a privileged and confidential basis in connection with obtaining regulatory approvals required in connection with the Business Combination, including the Key Regulatory Approval(s)), (v) may result in jeopardizing a Party’s attorney-client or other legal privilege, work product doctrine, trade secret or similar protection in respect of such information or (vi) would be reasonably pertinent to any Action in which such Party or any of its affiliates, on the one hand, and the Other Party or any of its affiliates, on the other hand, are adverse parties and such disclosure would actually prejudice such Party or its affiliates (provided that such Party shall advise the Other Party that it is withholding such information and the reasons therefor and such Party shall use reasonable efforts to allow for such disclosure or access in a manner that would not violate clauses (i)-(vi)).
(d)   The Parties acknowledge and agree that all information provided by a Party (or any of its Representatives) pursuant to this Section 7.3 shall be (i) considered to be “Evaluation Material” for purposes of the Confidentiality Agreement and the Clean Team Agreement and (ii) subject to the Confidentiality Agreement and the Clean Team Agreement.
7.4   Insurance and Indemnification.
(a)   Transocean and Valaris agree that all rights to indemnification, expense reimbursement and exculpation now existing in favor of the present and former directors, officers, members, managers and employees of Valaris (“Indemnified Parties”) as provided in the articles, bye-laws or other organizational documents of Valaris or any written indemnity agreement between Valaris and any Indemnified Party, in each case, in effect as of the Effective Time shall survive completion of the Business Combination, and, after the Effective Time, Transocean and any successor to Transocean shall not take any action or fail to take any action that could adversely affect the rights thereunder of any Indemnified Party except to the extent permitted by Applicable Law. From and after the Effective Time, Transocean shall honor and perform all such obligations to the Indemnified Parties under the articles, bye-laws or other organizational documents of Valaris, applicable corporate legislation and any written indemnity agreements (and each of them) between Valaris and any Indemnified Party, in each case, in effect as of the Effective Time. Notwithstanding anything to the contrary in this Agreement, Transocean shall not settle or compromise or consent to the entry of any judgment or otherwise seek termination with respect to any claim, action, suit, proceeding, investigation or other matter in which an Indemnified Party sought or could have sought indemnification, unless such settlement, compromise, consent or termination includes a full and unconditional release of such Indemnified Party.
(b)   Transocean shall maintain or cause to be maintained in effect for six (6) years from the Effective Time, policies of directors’ and officers’ liability, employment practices liability and fiduciary liability insurance for the benefit of Valaris and its insured persons on terms and conditions, including limits and retentions, no less favorable to the insureds thereunder than the coverage provided by Valaris’s directors’ and officers’ liability, employment practices liability and fiduciary liability policies that are in effect immediately prior to the Effective Time and providing coverage in respect of claims arising from acts, omissions, facts or events that occurred at or prior to the Effective Time and which shall cover all claims made prior to the Effective Time or within six (6) years of the Effective Time. Prior to the Effective Time, Valaris may, in the alternative, purchase run-off directors’ and officers’ liability, employment practices liability and fiduciary liability insurance for the benefit of Valaris and its insured persons on terms and conditions, including limits and retentions, no less favorable to the insureds thereunder than the coverage provided by Valaris’s directors’ and officers’ liability, employment practices liability and fiduciary liability policies that are in effect immediately prior to the Effective Time and providing coverage in respect of claims arising from acts, omissions, facts or events that occurred at or prior to the Effective Time and having a coverage period of up to six (6) years from the Effective Time, and in such event Transocean shall not have any further obligation under this Section 7.4.

(c)   In the event that Transocean or any of its successors or assigns shall (i) consolidate with or merge or amalgamate into any other Person and shall not be the continuing or surviving company or entity of such consolidation, merger or amalgamation or (ii) transfer all or substantially all of its properties and assets to any Person, then, and in each such case, Transocean shall cause proper provision to be made so that the successor and assign of Transocean or all or substantially all of its properties and assets, as the case may be, assumes the obligations set forth in this Section 7.4.
(d)   Nothing in this Agreement is intended to, shall be construed to or shall release, waive or impair any rights to insurance claims under any insurance policy that is or has been in existence with respect to Valaris or any Indemnified Parties, it being understood and agreed that the indemnification provided for in this Section 7.4 is not prior to, or in substitution for, any claims under any such insurance policies.
(e)   The provisions of this Section 7.4 (i) shall survive the consummation of the Business Combination and continue in full force and effect, (ii) are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party and his or her heirs and representatives and (iii) are in addition to, and not in substitution for, any other rights to indemnification, advancement or contribution that any such person may have by contract or otherwise.
ARTICLE 8
AMENDMENT
8.1   Amendment.
Subject to the Interim Order, the Sanction Order and Applicable Laws, this Agreement may, at any time and from time to time before or after the approval by the Valaris Shareholders or approval by the Transocean Shareholders, but prior to the granting of the Sanction Order, be amended by written agreement of the Parties; provided, however, that this Agreement shall not be amended, modified, or supplemented after the approval by the Valaris Shareholders or approval by the Transocean Shareholders has been obtained unless, to the extent required by Applicable Law or the rules and regulations of NYSE, approved by the Valaris Shareholders or the Transocean Shareholders, as applicable.
ARTICLE 9
TERMINATION
9.1   Termination.
This Agreement may be terminated at any time prior to the Effective Time, whether before or after the approval of the Valaris Transaction Resolution by the Valaris Shareholders or before or after the approval of the Transocean Shareholder Resolutions by the Transocean Shareholders (except as otherwise noted below):
(a)   by mutual written agreement of the Parties;
(b)   by either Party if:
(i)   the Valaris Shareholders fail to approve the Valaris Transaction Resolution by the Valaris Required Approval at the Valaris Court Meeting;
(ii)   the Transocean Shareholders fail to approve the Share Issuance Resolutions (A) in a number as required to be issued in connection with the Business Combination or (B) by the relevant Transocean Required Approval at the Transocean Meeting;
(iii)   the Court dismisses the application for the Sanction Order;
(iv)   any Governmental Authority in any jurisdiction that is the subject of a Key Regulatory Approval shall have enacted, issued, promulgated, enforced or entered any Law that permanently makes illegal or otherwise permanently prevents or prohibits the consummation of the Business Combination and such Law has become final and non-appealable; provided, however, that the right to terminate this Agreement pursuant to this Section 9.1(b)(iv) shall not be available to a Party (A) that has breached, or failed to perform or comply with, any of its covenants or agreements under this Agreement to prevent, appeal or overturn such Law or otherwise have it lifted or rendered non-applicable in respect of the Business Combination; or (B) to the extent that such enactment, issuance, promulgation, enforcement or entry of such Law was primarily due to the breach or failure of such Party to perform or comply with any of its covenants or agreements under this Agreement; or
(v)   the Effective Time shall not have occurred on or prior to the Outside Date; provided, however, that if the Effective Time has not occurred prior to such date by reason of nonsatisfaction of the conditions set forth in Section 6.1(e), Section 6.1(f) (but only if such Law relates to Antitrust Laws, FDI Laws, or CFIUS) or Section 6.1(g) but all other conditions precedent to the consummation of the Business Combination in Article 6 have been satisfied (or, in the case of conditions that by their terms are to be satisfied at the Effective Time, each of which is capable of being satisfied at the Effective Time) or (to the extent permitted by Law) waived, then the Outside Date shall automatically be extended by three (3) months; provided, further, that if the Effective Time has not occurred prior to such date by reason of nonsatisfaction of the conditions set forth in Section 6.1(e), Section 6.1(f) (but only if such Law relates to Antitrust Laws, FDI Laws, or CFIUS) or Section 6.1(g)) but all other conditions precedent to the consummation of the Business Combination in Article 6 have been satisfied (or, in the case of conditions that by their terms are to be satisfied at the Effective Time, each of which is capable of being satisfied at the Effective Time) or (to the extent permitted by Law) waived, then the Outside Date as so extended shall automatically be further extended an additional three (3) months; provided, further, that the right to terminate this Agreement under this Section 9.1(b)(v) shall not be available to a Party whose breach of, or failure to perform or comply with, any of its covenants or agreements under this Agreement has been the primary cause of, or primarily resulted in, the failure of the Effective Time to occur by such date;
(c)   by Valaris, if Transocean shall have breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform (i) would result in a failure of a condition set forth in Section 6.3(a) or Section 6.3(b) and (ii) cannot be cured by the Outside Date or, if curable, is not cured (A) within thirty (30) days following Valaris’s delivery of written notice to Transocean of such breach (which notice shall specify in reasonable detail the nature of such breach or failure) or (B) within any shorter period of time that remains between the date Valaris delivers the notice described in the foregoing subclause (A) and the day prior to the Outside Date; provided that Valaris shall not have the right to terminate this Agreement pursuant to this Section 9.1(c) if Valaris is then in material breach of any of its representations, warranties, covenants or agreements contained in this Agreement so as to cause any of the conditions set forth in Section 6.2(a) or Section 6.2(b) not to be satisfied or capable of being satisfied;
(d)   by Transocean, if Valaris shall have breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform (i) would result in a failure of a condition set forth in Section 6.2(a) or Section 6.2(b) and (ii) cannot be cured by the Outside Date or, if curable, is not cured (A) within thirty (30) days following Transocean’s delivery of written notice to Valaris of such breach (which notice shall specify in reasonable detail the nature of such breach or failure) or (B) within any shorter period of time that remains between the date Transocean delivers the notice described in the foregoing subclause (A) and the day prior to the Outside Date; provided that Transocean shall not have the right to terminate this Agreement pursuant to this Section 9.1(d) if Transocean is then in material breach of any of its representations, warranties, covenants or agreements contained in this Agreement so as to cause any of the conditions set forth in Section 6.3(a) or Section 6.3(b) not to be satisfied or capable of being satisfied;
(e)   by Valaris, prior to the approval of the Share Issuance Resolutions by the Transocean Shareholders, if the Transocean Board (or any committee thereof) makes an Adverse Recommendation Change; or
(f)   by Transocean, prior to the approval of the Valaris Transaction Resolution by the Valaris Shareholders, if the Valaris Board (or any committee thereof) makes an Adverse Recommendation Change.
9.2   Notice and Effect of Termination.
(a)   The Party desiring to terminate this Agreement pursuant to Section 9.1 (other than pursuant to Section 9.1(a)) shall give written notice of such termination to the Other Party, specifying the provision or provisions of this Agreement pursuant to which such termination is being effected and in reasonable detail the basis for such Party’s exercise of its termination right.
(b)   If this Agreement is terminated in the circumstances set out in Section 9.1, this Agreement shall forthwith become void and neither Party shall have any liability or further obligation to the Other Party hereunder, except with respect to the obligations set forth in this Section 9.2, Sections 1.11, 7.2, 9.3, 9.4, 9.5, Article 10 and Article 11, where applicable, which shall survive any termination hereof. Nothing contained in this Section 9.2 shall relieve either Party from (i) liability for any Fraud, or Willful and Material Breach of any provision of this Agreement prior to the termination of this Agreement or (ii) its obligation to pay the Valaris Termination Fee, Transocean Termination Fee or Recovery Costs, as applicable and if, as and when required pursuant to this Article 9. No termination of this Agreement shall affect the obligations of the Parties pursuant to the Confidentiality Agreement, except to the extent specified therein.
9.3   Valaris Termination Fee.
If at any time after the execution and delivery of this Agreement and prior to the termination of this Agreement:
(a)   the Valaris Board (or any committee thereof) makes an Adverse Recommendation Change and this Agreement is terminated by Transocean pursuant to Section 9.1(f); or
(b)   this Agreement is terminated by Valaris or Transocean pursuant to Section 9.1(b)(i) (Failure to Obtain Valaris Shareholder Approval) and prior to the earlier of the Valaris Court Meeting or such termination pursuant to Section 9.1(b)(i), an Acquisition Proposal for Valaris has been publicly announced, proposed, disclosed, offered or made by any Person (other than Transocean or its affiliates) and has not been withdrawn and, within nine (9) months following the date of such termination (i) Valaris enters into a binding definitive agreement in respect of any Acquisition Proposal which is subsequently consummated at any time thereafter (whether or not within such nine (9) month period) or (ii) any Acquisition Proposal is consummated with Valaris; provided, for purposes of this Section 9.3(b), the references to “twenty percent (20%)” in the definition of “Acquisition Proposal” shall be deemed to be references to “fifty percent (50%)”;
then Valaris shall pay (or cause to be paid) to Transocean (or one or more of its designees) $173,000,000 million (net of any amounts paid pursuant to Section 9.5(d)) (the “Valaris Termination Fee”), in immediately available funds, to one or more accounts designated by Transocean, as follows:
(i)   if the Valaris Termination Fee is payable pursuant to Section 9.3(a), the Valaris Termination Fee shall be payable within two (2) Business Days following the termination of this Agreement; or
(ii)   if the Valaris Termination Fee is payable pursuant to Section 9.3(b), the Valaris Termination Fee shall be payable upon the consummation of the Acquisition Proposal referred to therein.
The Parties agree that Valaris shall only be obligated to pay one Valaris Termination Fee pursuant to this Agreement, whether or not such Valaris Termination Fee may be payable under more than one provision of this Agreement at the same or at different times and upon the occurrence of different events.
9.4   Transocean Termination Fee.
If at any time after the execution and delivery of this Agreement and prior to the termination of this Agreement:
(a)   the Transocean Board (or any committee thereof) makes an Adverse Recommendation Change and this Agreement is terminated by Valaris pursuant to Section 9.1(e); or
(b)   this Agreement is terminated by Valaris or Transocean pursuant to Section 9.1(b)(ii) (Failure to Obtain Transocean Shareholder Approval) and prior to the earlier of the Transocean Meeting or such termination pursuant to Section 9.1(b)(ii), an Acquisition Proposal for Transocean has been publicly announced, proposed, disclosed, offered or made by any Person (other than Valaris or its affiliates) and has not been withdrawn and, within nine (9) months following the date of such termination (i) Transocean enters into a binding definitive agreement in respect of any Acquisition Proposal which is subsequently consummated at any time thereafter (whether or not within such nine (9) month period) or (ii) any Acquisition Proposal is consummated with Transocean; provided, for purposes of this Section 9.4(b), the references to “twenty percent (20%)” in the definition of “Acquisition Proposal” shall be deemed to be references to “fifty percent (50%)”;
then Transocean shall pay (or cause to be paid) to Valaris (or one or more of its designees) $195,000,000 (net of any amounts paid pursuant to Section 9.5(e)) (the “Transocean Termination Fee”), in immediately available funds, to one or more accounts designated by Valaris, as follows:
(i)   if the Transocean Termination Fee is payable pursuant to Section 9.4(a), the Transocean Termination Fee shall be payable within two (2) Business Days following the termination of this Agreement; or
(ii)   if the Transocean Termination Fee is payable pursuant to Section 9.4(b), the Transocean Termination Fee shall be payable upon the consummation of the Acquisition Proposal referred to therein;
The Parties agree that Transocean shall only be obligated to pay one Transocean Termination Fee pursuant to this Agreement, whether or not such Transocean Termination Fee may be payable under more than one provision of this Agreement at the same or at different times and upon the occurrence of different events.
9.5   Effect of Termination; Expense Reimbursement.
(a)   Notwithstanding anything to the contrary set forth in this Agreement, but subject to Section 11.10 (Specific Performance), except in the case of Fraud or Willful and Material Breach, Transocean’s right to receive the Valaris Termination Fee pursuant to Section 9.3, in circumstances where the Valaris Termination Fee is owed pursuant to Section 9.3 shall constitute the sole and exclusive remedy of the Transocean Group against the Valaris Group and any of their respective former, current or future general or limited partners, shareholders, members, managers, directors, officers, employees, agents, affiliates or assignees of any of the foregoing (collectively, the “Valaris Related Parties”) for all losses and damages suffered as a result of the failure of the transactions contemplated by this Agreement to be consummated or for a breach or failure to perform hereunder, and upon payment of such amount, none of the Valaris Related Parties shall have any further liability or obligation relating to or arising out of this Agreement or the transactions contemplated by this Agreement (except that Valaris shall also be obligated with respect to this Section 9.5 and Section 7.2, as applicable). While Transocean may pursue both (i) a grant of specific performance in accordance with Section 11.10 and (ii) payment of the (A) Valaris Termination Fee pursuant to Section 9.3 or (B) the recovery of monetary damages, under no circumstances shall Transocean be permitted or entitled to receive both (x) a grant of specific performance that results in the Business Combination occurring and (y) the Valaris Termination Fee or any recovery of any monetary damages.
(b)   Notwithstanding anything to the contrary set forth in this Agreement, but subject to Section 11.10 (Specific Performance), except in the case of Fraud or Willful and Material Breach, Valaris’s right to receive the Transocean Termination Fee pursuant to Section 9.4, in circumstances where the Transocean Termination Fee is owed pursuant to Section 9.4 shall constitute the sole and exclusive remedy of the Valaris Group against the Transocean Group and any of their respective former, current or future general or limited partners, shareholders, members, managers, directors, officers, employees, agents, affiliates or assignees of any of the foregoing (collectively, the “Transocean Related Parties”) for all losses and damages suffered as a result of the failure of the transactions contemplated by this Agreement to be consummated or for a breach or failure to perform hereunder, and upon payment of such amount, none of the Transocean Related Parties shall have any further liability or obligation relating to or arising out of this Agreement or the transactions contemplated by this Agreement (except that Transocean shall also be obligated with respect to this Section 9.5 and Section 7.2, as applicable). While Valaris may pursue both (i) a grant of specific performance in accordance with Section 11.10 and (ii) payment of the (A) Transocean Termination Fee pursuant to Section 9.4 or (B) the recovery of monetary damages, under no circumstances shall Valaris be permitted or entitled to receive both (x) a grant of specific performance that results in the Business Combination occurring and (y) the Transocean Termination Fee or any recovery of any monetary damages.
(c)   Each Party acknowledges that (i) the agreements contained in Section 9.3, Section 9.4 and this Section 9.5 are an integral part of this Agreement, (ii) neither the Valaris Termination Fee or the Transocean

Termination Fee is a penalty, but rather is liquidated damages in a reasonable amount that will compensate the Other Party, as applicable, in the circumstances in which such fee is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the transactions contemplated hereby, which amount would otherwise be impossible to calculate with precision, and (iii) without these agreements, each Party would not enter into this Agreement. Accordingly, if Transocean or Valaris, as applicable, fail to promptly pay any applicable amount when due pursuant to Section 9.3 or Section 9.4, as applicable, and, in order to obtain such payment, Transocean or Valaris, as applicable, commences a proceeding that results in a judgment against Transocean or Valaris, as applicable, for the fee set forth in Section 9.3 and Section 9.4, as applicable, then Transocean or Valaris, shall pay to the Other Party all reasonable costs and expenses (including reasonable attorneys’ fees and expenses) incurred by Transocean or Valaris, their affiliates and Representatives in connection with such suit, together with interest on such overdue amount (for the period commencing as of the date such overdue amount was originally required to be paid and ending on the date such overdue amount is actually paid to the Other Party in full) at the annual rate of five percent (5%) plus the prime rate published in The Wall Street Journal on the date such payment was required to be made through the date of payment (the “Recovery Costs”).
(d)   Without limiting any obligation of Valaris to pay the Valaris Termination Fee or the Recovery Costs, as applicable, in the event of termination by either Party in the case of Section 9.1(b)(i) (Failure to Obtain Valaris Shareholder Approval), then Valaris shall promptly, but in no event later than three (3) Business Days following the delivery by Transocean of an invoice therefor, pay or cause to be paid to Transocean, by wire transfer of immediately available funds to an account designated by Transocean, all reasonable and documented out-of-pocket fees and expenses (including of financial advisors, outside legal counsel, accountants, experts, consultants and other Representatives of Transocean) actually incurred by or on Transocean’s behalf in connection with or related to the authorization, preparation, investigation, negotiation, execution and performance of this Agreement and the transactions contemplated hereby, including the Business Combination, up to an amount not to exceed $58,000,000.
(e)   Without limiting any obligation of Transocean to pay the Transocean Termination Fee or the Recovery Costs, as applicable, in the event of termination by either Party in the case of Section 9.1(b)(ii) (Failure to Obtain Transocean Shareholder Approval), then Transocean shall promptly, but in no event later than three (3) Business Days following the delivery by Valaris of an invoice therefor, pay or cause to be paid to Valaris, by wire transfer of immediately available funds to an account designated by Valaris, all reasonable and documented out-of-pocket fees and expenses (including of financial advisors, outside legal counsel, accountants, experts, consultants and other Representatives of Valaris) actually incurred by or on Valaris’s behalf in connection with or related to the authorization, preparation, investigation, negotiation, execution and performance of this Agreement and the transactions contemplated hereby, including the Business Combination, up to an amount not to exceed $65,000,000.
9.6   Waiver.
Either Party may: (a) extend the time for the performance of any of the obligations or other acts of the Other Party; (b) subject to Section 8.1, waive compliance with any of the Other Party’s agreements or the fulfillment of any conditions to its own obligations contained herein; and (c) waive inaccuracies in any of the Other Party’s representations or warranties contained herein or in any document delivered by the Other Party; provided, however, that any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such Party and such waiver shall apply only to the specific matters identified in such instrument. No failure or delay by either Party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise preclude any other or further exercise of any right, power or privilege under this Agreement. Except as required by Applicable Law, no waiver hereof shall require the approval of Valaris Shareholders or the Transocean Shareholders, as applicable.
ARTICLE 10
NOTICES
10.1   Notices.
Any notice, consent or other communication that is required to be given pursuant to any provision of this Agreement shall be given or made in writing and shall be delivered (and shall be deemed to have been duly given upon receipt) by hand delivery, prepaid overnight courier (providing written proof of delivery) or email (provided that the sender of such email does not receive an automatic reply from the recipient’s email server indicating that the recipient did not receive such email) to the Party to whom it is addressed, as follows:
(a)   if to Transocean, addressed to it at:
Transocean Ltd.
Turmstrasse 30
CH-6312 Steinhausen
Switzerland
Attention: Sandro Thoma
Email: [•]
with a copy (which shall not constitute notice) to:
Hogan Lovells US LLP
390 Madison Avenue
New York, New York 10017
Attention: Peter Cohen-Millstein; Megan Ridley-Kaye
Email: peter.cohen-millstein@hoganlovells.com; megan.ridley-kaye@hoganlovells.com
(b)   if to Valaris, addressed to it at:
Valaris Limited
5847 San Felipe St., Suite 3300
Houston, Texas 77057
Attention: Davor Vukadin
Email: [•]
with a copy (which shall not constitute notice) to:
Skadden, Arps, Slate, Meagher & Flom LLP
One Manhattan West
New York, New York 10001
Attention: Stephen F. Arcano; Eric C. Otness
Email: Stephen.Arcano@skadden.com; Eric.Otness@skadden.com
or to such other address as a Party may, from time to time, advise to the Other Party by notice in writing; provided that such notification shall only be effective on the date specified in such notice or two (2) Business Days after the notice is given, whichever is later. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice as of the date of such rejection, refusal or inability to deliver. The date or time of receipt of any such notice shall be deemed to be the date of delivery or the time such email is received.
ARTICLE 11
GENERAL
11.1   No Survival.
None of the representations, warranties, covenants and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Business Combination, except for covenants and agreements which contemplate performance after the Effective Time or otherwise expressly by their terms survive the Effective Time.
11.2   Binding Effect.
This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

11.3   Assignment.
Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either Party without the prior written consent of the Other Party. Any attempted assignment in violation of this Section 11.3 shall be null and void.
11.4   Public Statements and Disclosure.
The Parties agree to issue a joint press release with respect to this Agreement as soon as reasonably practicable after its due execution. Thereafter each Party shall promptly provide to the Other Party, for review by the Other Party and its counsel, and receive the prior consent, not to be unreasonably withheld, of the Other Party prior to issuing, or permitting any of its directors, officers, employees or agents to issue, any news release or other written statement or other public disclosure document with respect to this Agreement or the Business Combination, and the Other Party agrees to keep such information confidential until it is filed as part of such Party’s public disclosure records. Notwithstanding the foregoing, (a) no consent shall be necessary to the extent a disclosure (i) is required by Applicable Law, or the rules of any stock exchange on which any of a Party’s securities may be listed, (ii) relates to any dispute or actual or threatened Action between or among the Parties or their respective affiliates related to this Agreement, the Support Agreements or any of the transactions contemplated hereby or thereby, (iii) is substantially similar to previous press releases, public disclosures or public statements made by the Parties in compliance with this Section 11.4 or (iv) is made pursuant to any communication plan or strategy previously agreed between the Parties, (b) subject to compliance with Section 7.1, a Party shall not be required to provide any such review or comment to, or obtain the prior consent of, the Other Party or its affiliates in connection with the receipt and existence of an Acquisition Proposal, Superior Proposal or matters related thereto or to an Adverse Recommendation Change by a Party and (c) each Party may, without the consent of the Other Party, communicate to its employees, customers, suppliers and consultants so long as such communications are consistent with the previous press releases, public disclosures or public statements made jointly by the Parties (or individually if approved by the Other Party); provided that, for disclosures made under clause (a) of this sentence, the applicable Party shall use commercially reasonable efforts to consult with the Other Party as to the nature and wording of such disclosure prior to it being made.
11.5   Severability.
If any one or more of the provisions (or any part thereof) of this Agreement is determined to be invalid, illegal or unenforceable by any Governmental Authority, such provision or provisions (or part or parts thereof) shall be, and shall be conclusively deemed to be, as to such jurisdiction, severable from the balance of this Agreement and:
(a)   the validity, legality or enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired by the severance of the provisions (or parts thereof) so severed; and
(b)   the invalidity, illegality or unenforceability of any provision (or part thereof) of this Agreement in any jurisdiction shall not affect or impair such provision (or part thereof) or any other provisions of this Agreement in any other jurisdiction.
Upon any determination that any term or other provision in this Agreement is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated by this Agreement are fulfilled to the fullest extent possible.
11.6   Further Assurances.
If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement, each Party shall at the request of the Other Party, but without further consideration, do and perform all such further acts, matters and things and execute and deliver all such further documents, deeds, assignments, agreements, notices and writings and give such further assurances as shall be reasonably required for the purpose of giving effect to this Agreement.
11.7   Time of Essence.
Time is of the essence in this Agreement.

11.8   Governing Law.
This Agreement, the transactions contemplated hereby and all claims or causes of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction; provided, however, that the provisions of this Agreement relating to the approval and effects of the Scheme of Arrangement and any other matters relating to the internal corporate governance of the Valaris Board, including the duties of the Valaris Board, in each case to which mandatory provisions of Applicable Bermuda Laws otherwise apply, shall be governed by, and construed in accordance with, Applicable Bermuda Laws; provided, further, that the provisions of this Agreement relating to the approval of the Transocean Shareholder Resolutions and any other matters relating to the internal corporate governance of the Transocean Board, including the duties of the Transocean Board, in each case to which mandatory provisions of the Applicable Swiss Laws otherwise apply, shall be governed by, and construed in accordance with, the Applicable Swiss Laws.
11.9   Jurisdiction; WAIVER OF TRIAL BY JURY.
Any Action based upon, arising out of or related to this Agreement, or the transactions contemplated hereby, shall (except to the extent any such Action mandatorily must be brought in Bermuda or Switzerland) be brought and determined exclusively in the Court of Chancery of the State of Delaware or, if such court declines to exercise jurisdiction, any federal or state court located in the State of Delaware, and each of the Parties irrevocably submits to the exclusive jurisdiction of each such court in any such Action, waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, agrees that all claims in respect of the Action shall be heard and determined only in any such court, and agrees not to bring any Action arising out of or relating to this Agreement or the transactions contemplated hereby in any other court. Nothing herein contained shall be deemed to affect the right of any Party to serve process in any manner permitted by Law, or to commence legal proceedings or otherwise proceed against the Other Party in any other jurisdiction, in each case, to enforce judgments obtained in any Action brought pursuant to this Section 11.9. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE BUSINESS COMBINATION, ANY OF THE OTHER TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR THE ACTIONS OF THE PARTIES IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF. EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 11.9.
11.10   Specific Performance.
The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the Parties do not perform their obligations under the provisions of this Agreement (including failing to take such actions as are required of them hereunder to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions, and the provisions of Section 9.3, Section 9.4 and Section 9.5(c)-(e), including the availability of the Transocean Termination Fee or the Valaris Termination Fee, as applicable, will not be construed to diminish or otherwise impair in any respect any Party’s right to such injunction, specific performance and other equitable relief. The Parties acknowledge and agree that (a) the Parties shall be entitled to an injunction, specific performance, or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, without proof of damages, prior to the valid termination of this Agreement in accordance with Section 9.1, this being in addition to any other remedy to which they are entitled under this Agreement, and (b) the right of specific enforcement is an integral part of the transactions contemplated by this Agreement and without that right, none of the Parties would have entered into this Agreement. Each Party agrees that it shall not oppose the granting of specific performance and other equitable relief on the basis that the Other

Party has an adequate remedy at Law or that an award of specific performance is not an appropriate remedy for any reason at Law or equity. The Parties acknowledge and agree that any Party seeking an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 11.10 shall not be required to provide any bond or other security in connection with any such injunction. To the extent any Party hereto brings an Action to specifically enforce the performance of the terms and provisions of this Agreement (other than an Action to enforce specifically any provision that expressly survives the termination of this Agreement), the Outside Date shall automatically be extended to (i) the tenth (10th) Business Day following the resolution of such Action or (ii) such other time period established by the court presiding over such Action.
11.11   Third Party Beneficiaries.
(a)   The provisions of Section 7.4 are: (i) intended for the benefit of all present and former directors and officers of Valaris, respectively, as and to the extent applicable in accordance with their terms, and shall be enforceable by each of such Persons and his or her heirs, executors, administrators and other legal representatives and Transocean shall hold the rights and benefits of Section 7.4 in trust for and on behalf of such Persons and Transocean hereby accepts such trust and agrees to hold the benefit of and enforce performance of such covenants on behalf of such Persons; and (ii) in addition to, and not in substitution for, any other rights that such Persons may have by Contract or otherwise.
(b)   The provisions of Sections 2.5 and 5.4(f) are intended for the benefit of all the holders of Valaris Shares and Valaris Warrants and Section 2.7 are intended for the benefit of all holders of Valaris Incentives and, in each case, shall be enforceable by each of such Persons and its, his or her heirs, executors, administrators and other legal representatives from and after the Effective Time.
(c)   The provisions of Section 2.6 are: (i) intended for the benefit of all Valaris Employees immediately after the consummation of the Business Combination and their respective heirs, executors, administrators and other legal representatives and Valaris shall hold the rights and benefits of Section 2.6 in trust for and on behalf of such Persons and Valaris hereby accepts such trust and agrees to hold the benefit of and enforce performance of such covenants on behalf of such Persons; and (ii) in addition to, and not in substitution for, any other rights that such Persons may have by Contract or otherwise.
(d)   The provisions of Section 5.4(f) are: (i) intended for the benefit of all holders of Transocean Shares immediately after the consummation of the Business Combination and their successors and assigns and Transocean shall hold the rights and benefits of Section 5.4(f) in trust for and on behalf of such Persons and Transocean hereby accepts such trust and agrees to hold the benefit of and enforce performance of such covenants on behalf of such Persons; and (ii) in addition to, and not in substitution for, any other rights that such Persons may have by Contract or otherwise.
(e)   Following the valid termination of this Agreement pursuant to Section 9.1 and subject to Sections 9.2, 9.3, 9.4 and 9.5, the Parties acknowledge and agree that Valaris, as sole and exclusive agent for and on behalf of the Valaris Shareholders (which Valaris Shareholders shall not be entitled to pursue such damages on their own behalf but who are third-party beneficiaries of this Section 11.11(e) solely to the extent necessary for this Section 11.11(e) to be enforceable), shall be entitled to pursue specific performance in accordance with Section 11.10 or, if specific performance is not sought or granted as a remedy, seek damages. Notwithstanding anything herein to the contrary, the rights granted pursuant to this Section 11.11(e) with respect to the recovery of damages based on the losses suffered by the Valaris Shareholders, shall only be enforceable on behalf of the Valaris Shareholders by Valaris in its sole and absolute discretion, as the sole and exclusive agent for the Valaris Shareholders; provided that, in such capacity as sole and exclusive agent for the Valaris Shareholders, Valaris shall (i) be entitled to reimbursement (from the Valaris Shareholders) from any such recovery of damages of its reasonable and documented out-of-pocket costs and expenses (including reasonable and documented out-of-pocket attorneys’ fees determined by reference to standard hourly rates) that have been incurred by Valaris in connection with acting as sole and exclusive agent for the Valaris Shareholders pursuant to this Section 11.11(e) and (ii) not be liable to the Valaris Shareholders for any action taken, suffered or omitted to be taken by it in good faith.
(f)   Following the valid termination of this Agreement pursuant to Section 9.1 and subject to Sections 9.2, 9.3, 9.4 and 9.5, the Parties acknowledge and agree that Transocean, as sole and exclusive agent for and on behalf of the Transocean Shareholders (which Transocean Shareholders shall not be entitled to pursue such damages on their own behalf but who are third-party beneficiaries of this Section 11.11(f) solely to the extent necessary for this Section 11.11(f) to be enforceable), shall be entitled to pursue specific performance in accordance with Section 11.10 or, if specific performance is not sought or granted as a remedy, seek damages. Notwithstanding anything herein to the contrary, the rights granted pursuant to this Section 11.11(f) with respect to the recovery of damages based on the losses suffered by the Transocean Shareholders, shall only be enforceable on behalf of the Transocean Shareholders by Transocean in its sole and absolute discretion, as the sole and exclusive agent for the Transocean Shareholders; provided that, in such capacity as sole and exclusive agent for the Transocean Shareholders, Transocean shall (i) be entitled to reimbursement (from the Transocean Shareholders) from any such recovery of damages of its reasonable and documented out-of-pocket costs and expenses (including reasonable and documented out-of-pocket attorneys’ fees determined by reference to standard hourly rates) that have been incurred by Transocean in connection with acting as sole and exclusive agent for the Transocean Shareholders pursuant to this Section 11.11(f) and (ii) not be liable to the Transocean Shareholders for any action taken, suffered or omitted to be taken by it in good faith.
(g)   Except as provided in this Section 11.11, this Agreement is not intended to and shall not confer any right, benefit or remedy of any nature whatsoever or by any reason of this Agreement upon any Person other than the Parties and their respective successors and permitted assigns.
11.12   Disclosure Schedules.
The Parties agree that the certain information set forth in the Valaris Disclosure Schedule or the Transocean Disclosure Schedule, as applicable, is included solely for informational purposes and may not be required to be disclosed pursuant to this Agreement. The disclosure of any information shall not be deemed to constitute an acknowledgment that such information is required to be disclosed under this Agreement, nor shall such information be deemed to establish a standard of materiality. Notwithstanding anything to the contrary in this Agreement, the Valaris Disclosure Schedule, the Transocean Disclosure Schedule, and any exhibits and schedules thereto are “facts ascertainable” (as such term is used in Section 251(b) of the DGCL) but, solely for purposes of Sections 147 and 251 of the DGCL, are not a part of, and do not form a part of, this Agreement.
11.13   Counterparts; Effectiveness.
This Agreement may be executed in counterparts and by portable document format (PDF) or other electronic means, each of which shall be deemed an original, and all of which together constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by electronic transmission in .pdf format or through an electronic signature service shall be sufficient to bind the Parties to the terms of this Agreement.
[The Remainder of this Page is Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.
Transocean Ltd.
By:
/s/ Sandro Thoma

Name: Sandro Thoma
Title:   Corporate Secretary
[Signature Page to Business Combination Agreement]

Valaris Limited
By:
/s/ Anton Dibowitz

Name: Anton Dibowitz
Title:   President and Chief Executive Officer
[Signature Page to Business Combination Agreement]

APPENDIX B: THE SCHEME OF ARRANGEMENT
IN THE SUPREME COURT OF BERMUDA
CIVIL JURISDICTION
(COMMERCIAL COURT)
2026: No. [•]
IN THE MATTER OF VALARIS LIMITED
And
IN THE MATTER OF THE COMPANIES ACT 1981

SCHEME OF ARRANGEMENT
(under section 99 of the Companies Act 1981)
between
VALARIS LIMITED
(an exempted company incorporated with limited liability under the laws of
Bermuda with registration number 56245)
and
ITS SCHEME SHAREHOLDERS
(as hereinafter defined)

PRELIMINARY
1.
In this Scheme, unless inconsistent with the subject or context, the following expressions have the meanings set out below.

“Business Combination Agreement” means the business combination agreement dated 9 February 2026 between Transocean and Valaris, as amended from time to time in accordance with its terms.
“Business Combination” means the proposed combination of Transocean and Valaris pursuant to which Transocean will acquire all of the Valaris Shares.
“Business Day” means any day other than a Saturday, Sunday or a day on which the banks in New York City, New York, Hamilton, Bermuda, or Zug, Switzerland are authorised or required by applicable law to be closed.
“Bye-laws” means the Bye-laws of the Company, as amended.
“Cancelled Shares” means Valaris Shares which, immediately prior to the Effective Time, are (a) held in treasury by Valaris or by any subsidiary of Valaris or (b) held by Transocean or by any subsidiary of Transocean.
“Companies Act” means the Companies Act 1981 of Bermuda, as amended.
“Contribution” means the contribution in kind of the Valaris Shares to Transocean in exchange for the issuance of Transocean Shares to the Scheme Shareholders, with effect no later than the Transocean Shares Registration Time.
“Contribution Agreement” means any agreement to be executed on or about the Effective Time by Transocean and a Designated Person pursuant to clause J.1 below for the account of the Scheme Shareholders recording the obligations of the parties thereto with respect to the Contribution.

“Court” means the Supreme Court of Bermuda.
“Depositary” means the exchange agent appointed by Transocean and Valaris in connection with the Business Combination Agreement for the purpose of facilitating the transactions contemplated by this Scheme.
“Designated Person” has the meaning given to it in clause J.1 of this Scheme.
“DTC” means The Depository Trust Company.
“Effective Time” means the time on the date on which a copy of the Sanction Order is filed with the Registrar for registration in accordance with section 99(3) of the Companies Act.
“Exchange Fund” has the meaning given in clause E.1 of this Scheme.
“Exchange Ratio” has the meaning given in clause C.1.
“Governmental Authority” means any applicable taxing or other governmental authority to whom sums may be payable as described in clause J of this Scheme.
“NYSE” means the New York Stock Exchange.
“Outside Date” means the date defined as the “Outside Date” in, and as extended in accordance with the terms of, the Business Combination Agreement.
“Registrar” means the Bermuda Registrar of Companies.
“Sanction Order” means the order of the Court sanctioning this Scheme pursuant to section 99(2) of the Companies Act.
“Scheme” or “Scheme of Arrangement” means this scheme of arrangement in its present form or with or subject to any modification, addition or condition approved or imposed by the Court and agreed by Valaris and Transocean.
“Scheme Shareholders” means holders of Valaris Shares as at the Effective Time.
“Subscription Form” means an unconditional undertaking, prepared in accordance with the requirements of the Swiss Code of Obligations, to subscribe, on account of the Scheme Shareholders, for the Transocean Shares to be issued as consideration for the Contribution.
“Swiss Code of Obligations” means the Federal Act on the Amendment of the Swiss Civil Code (Part Five: the Code of Obligations) dated 30 March 1911, as currently in force and as amended from time to time.
“Transocean” means Transocean Ltd., a corporation incorporated under the laws of Switzerland with its Transocean Shares listed on the NYSE.
“Transocean Excess Shares” has the meaning given in clause F.2 of this Scheme.
“Transocean Shares” means registered shares of Transocean with a par value of US$0.10 each (or such other par value as may be in effect from time to time).
“Transocean Shares Registration Time” means the time at which the Transocean Shares to be issued in consideration for the Contribution and the Acquisition pursuant to clause C.1 are registered in the daily register of the commercial register of the Canton of Zug, Switzerland.
“Trustee” has the meaning given in clause G.1 of this Scheme.
“Valaris” or the “Company” means Valaris Limited, an exempted company incorporated under the laws of Bermuda with registration number 56245.
“Valaris Share Register” means the register of members of Valaris.
“Valaris Shares” means the common shares of the Company par value US$0.01 each (including shares represented by book-entry positions) which are in issue and outstanding as of the Effective Time but excluding, in each case, any Cancelled Shares.

2.
In this Scheme, unless the context otherwise requires:

a.
references to times are to Bermuda time;

b.
references to “$” or “U.S. dollars” are to the lawful currency of the United States of America;

c.
the singular includes the plural and vice versa;

d.
the word “including” or “includes” means “including (or includes) without limitation”;

e.
the use of the words “either,” “or,” “neither,” “nor” and “any” shall not be exclusive, unless context requires otherwise;

f.
references to any statute include any statutory modification or re-enactment thereof for the time being in force; and

g.
headings are for convenience only and do not affect interpretation.

3.
The Company was incorporated in Bermuda on 19 January 2021 as an exempted company limited by shares with registration number 56245.

4.
Transocean has agreed to give an undertaking to the Court to be bound by this Scheme and to execute, or procure to be executed, all documents and to do, or procure that, all acts and things are done, as may be necessary or desirable to give effect to this Scheme.

5.
Transocean intends to rely on the exemption provided by section 3(a)(10) of the U.S. Securities Act of 1933 for the issuance of Transocean Shares pursuant to this Scheme.

THE SCHEME
A.
Purpose of the Scheme

1.
The purpose of this Scheme is to effect, by way of Contribution, the acquisition by Transocean of all of the Valaris Shares (the “Acquisition”) and, in consideration for the Acquisition, to provide for the issuance and delivery of Transocean Shares to, or for the account of, the Scheme Shareholders (as appearing on the Valaris Share Register as of the Effective Time) in accordance with this Scheme, together with certain related and ancillary matters.

B.
Transfer of Valaris Shares

1.
Upon the Effective Time, the Designated Person shall take the steps required for the transfer to Transocean of the legal title to all of the Valaris Shares, fully paid, with full title guarantee, free from all liens, equities, charges, encumbrances, options, rights of pre-emption and other third party rights or interests of any nature whatsoever, and together with all rights and entitlements attaching or accruing thereto at the Effective Time or thereafter, including voting rights and the right to receive and retain all dividends and distributions declared, made or paid on or after the Effective Time, with effect no later than the Transocean Shares Registration Time.

2.
To carry out the Acquisition —

a.
on or about the Effective Time, each of Transocean, on the one hand, and a Designated Person for the account of the Scheme Shareholders, on the other hand, shall execute and deliver a Contribution Agreement and, as necessary, any other instrument(s) of transfer or provide any instructions of transfer to transfer all of the Valaris Shares for the account of the Scheme Shareholders to Transocean; and

b.
following delivery of such Contribution Agreement and/or any other instruments or instructions as may be required by the Company’s transfer agent or secretary and no later than the Transocean Shares Registration Time, the Valaris Share Register shall be updated to reflect the Acquisition, Transocean’s legal title to the Valaris Shares and Transocean as the sole holder of the Valaris Shares in accordance with clause B.1.

3.
Notwithstanding clause B.2 above, Transocean may give effect to the Acquisition by executing, or causing to be executed, one or more additional contribution agreements, transfer instruments, instructions of transfer or other documents or by doing, or causing to be done, any other act or thing permitted and/or required under applicable law to effect the Acquisition and the Designated Person for the account of the Scheme Shareholders shall execute any such document and do any such act or thing to the extent necessary to effect the Acquisition.

4.
From the Effective Time, pending the transfer of legal title to the Valaris Shares to Transocean pursuant to this Scheme and the updating of the Valaris Share Register to reflect such transfer, each Scheme Shareholder irrevocably:

a.
appoints Transocean or its delegee, including the Depositary, as its attorney and/or agent to exercise on its behalf (in place of and to the exclusion of the relevant Scheme Shareholder) any voting rights attached to its Valaris Shares and any or all rights and privileges (including the right to requisition the convening of a general meeting of the Company or of any class of its shareholders) attaching to its Valaris Shares;

b.
appoints Transocean and any one or more of its directors or agents, including the Depositary, to sign for the account of such Scheme Shareholder any such documents, and to do such things, as may in the opinion of Transocean and/or any one or more of its directors or agents, including the Depositary, be necessary or desirable in connection with the exercise of any votes or any other rights or privileges attaching to its Valaris Shares (including an authority to sign any consent to short notice of any general or separate class meeting of Valaris as attorney or agent for, and for the account of, such Scheme Shareholder and/or to attend and/or to execute a form of proxy in respect of its Valaris Shares appointing any person nominated by Transocean and/or any one or more of its directors or agents, including the Depositary, to attend any general and separate class meetings of Valaris (or any adjournment thereof) and to exercise or refrain from exercising the votes attaching to the Valaris Shares on such Scheme Shareholder’s behalf); and

c.
authorises Valaris and/or its agents, including the Depositary, to send to Transocean any notice, circular, warrant or other document or communication which may be required to be sent to them as a member of Valaris in respect of such Valaris Shares (including any share certificate(s) or other document(s) of title issued as a result of conversion of their Valaris Shares into certificated form), such that from the Effective Time, no Scheme Shareholder shall be entitled to exercise any voting rights attached to the Valaris Shares or any other rights or privileges attaching to the Valaris Shares otherwise than in accordance with the directions of Transocean.
C.
Consideration for the transfer of Valaris Shares

1.
In consideration for the Contribution and the Acquisition, Transocean shall, upon the execution by a Designated Person for the account of the Scheme Shareholders of one more Subscription Forms and any Contribution Agreement, issue at the Transocean Shares Registration Time and, as soon as reasonably practicable but in no event later than three (3) Business Days thereafter, deliver for the account of each Scheme Shareholder as appearing on the Valaris Share Register as of the Effective Time:

for each Valaris Share:   15.235 Transocean Shares (“Exchange Ratio”).
2.
If any change in the issued and outstanding shares of Transocean Shares or Valaris Shares shall occur prior to the Effective Time as a result of any reclassification, recapitalization, share split (including reverse share split), merger, amalgamation, combination, exchange or readjustment of shares, subdivision or other similar transaction, or any share dividend thereon during the pendency of the Business Combination Agreement, then the Exchange Ratio and any other amounts payable pursuant to this Scheme shall be adjusted to eliminate the effect of such event on the Exchange Ratio or any such other amounts payable pursuant to this Scheme, and this Scheme shall be amended accordingly.

3.
The Transocean Shares to be issued pursuant to this Scheme shall be issued credited as fully paid and shall rank pari passu in all respects with the Transocean Shares in issue at the time of such issue, including voting rights and the right to receive and retain in full all dividends and distributions declared, made or paid by reference to a record date falling on or after the date of their issue.

4.
Cancelled Shares shall be cancelled at the Effective Time and no consideration shall be payable in respect thereof.

D.
Certificates, book-entry positions and cessation of rights

1.
With effect from the Effective Time, Scheme Shareholders shall cease to have any rights in respect of the Valaris Shares (save for the right to receive the consideration under this Scheme), all certificates (if any) evidencing Scheme Shareholders’ ownership of Valaris Shares shall cease to be valid documents of title and shall be cancelled, and each Valaris Share recorded in book-entry form shall, from and after the Effective Time, represent only the right to receive the Transocean Shares (and any cash in lieu of fractional Transocean Shares) in accordance with this Scheme. Scheme Shareholders shall, upon request of Valaris or the Depositary, deliver to the Depositary any share certificate(s) representing Valaris Shares, or, as Valaris or the Depositary may direct, destroy the same.

E.
Settlement of consideration; exchange procedures

1.
Prior to the Effective Time, Transocean and Valaris shall appoint the Depositary to act as exchange agent in connection with this Scheme and, in accordance with clause C.1 above and the applicable mechanics of the issuance of the Transocean Shares authorised by its shareholders, shall, substantially concurrently with the Transocean Shares Registration Time, issue and deliver for deposit with the Depositary all Transocean Shares required to pay the consideration hereunder, which shall be held by the Depositary together with any net cash proceeds from sales for fractional entitlements referred to in clause F.2 (together, the “Exchange Fund”).

2.
As soon as reasonably practicable after the Transocean Shares Registration Time and the Acquisition of legal title to the Valaris Shares by Transocean, but in no event later than three (3) Business Days thereafter, Transocean shall cause the Depositary to:

a.
mail and otherwise make available to each holder of record of certificated Valaris Shares, as of the Effective Time, a letter of transmittal in customary form and instructions for surrender of certificates in exchange for book-entry delivery of Transocean Shares and payment of any cash in lieu of fractional Transocean Shares to be paid pursuant to clause F. Upon surrender of a certificate to the Depositary, together with a duly executed letter of transmittal and such other documents as may be reasonably required, the holder shall be entitled to receive, in book-entry form, the number of whole Transocean Shares to which such holder is entitled pursuant to this Scheme (and cash in lieu of fractional Transocean Shares to be paid pursuant to clause F);

b.
mail and otherwise make available to each former holder of Valaris Shares held in book-entry form and not through DTC a notice of the effectiveness of this Scheme, a statement of the number of Transocean Shares credited in uncertificated book-entry form representing the aggregate whole number of Transocean Shares deliverable to such holder(and cash in lieu of fractional Transocean Shares to be paid pursuant to clause F); and

c.
with respect to Valaris Shares held through DTC, transmit to DTC or its nominees, upon surrender in accordance with DTC’s customary procedures, the aggregate Transocean Shares (and cash in lieu of fractional Transocean Shares to be paid pursuant to clause F).

3.
In the case of any Valaris Share certificate that has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Valaris Share certificate to be lost, stolen or destroyed and, if required by the Depositary, the posting by such person of a bond, in such customary amount as Transocean may direct as indemnity against any claim that may be made against it with respect to such Valaris Share certificate, the Depositary will, if such person has otherwise delivered a properly and duly executed letter of transmittal, deliver, in exchange for such lost, stolen or destroyed Valaris Share certificate, the whole number of Transocean Shares that such holder would be entitled (and any cash in lieu of fractional Transocean Shares to be paid pursuant to clause F), had such lost, stolen or destroyed Valaris Share certificate been surrendered.

4.
Any portion of the Exchange Fund remaining undistributed to Scheme Shareholders on the first anniversary of the Effective Time shall, upon demand by Transocean, be delivered to or as directed by Transocean, and any former Scheme Shareholders who have not theretofore complied with this clause E shall thereafter look only to Transocean for delivery of Transocean Shares and any dividends or distributions with respect thereto. Any Transocean Shares remaining unclaimed by former Scheme Shareholders three (3) years after the Effective Time (or such earlier date immediately prior to such time as such amounts would otherwise escheat to or become property of any governmental body, agency, authority or entity) shall, to the extent permitted by applicable law, become the property of Transocean free and clear of any claims or interest of any person previously entitled thereto. None of Valaris, Transocean, the Depositary or their respective representatives or agents shall be liable to any person for any amounts properly delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

F.
Fractional entitlements; sale of Transocean Excess Shares

1.
No fractional Transocean Shares shall be issued or allotted to Scheme Shareholders under this Scheme. The number of Transocean Shares issued or allotted to each Scheme Shareholder will be rounded down to the nearest whole number of Transocean Shares, with such Scheme Shareholder entitled to receive cash in lieu of fractional Transocean Shares in accordance with clause F.2.

2.
As soon as reasonably practicable following the Transocean Shares Registration Time and the Acquisition of legal title to the Valaris Shares by Transocean, the Depositary shall (a) determine the number of whole and fractional Transocean Shares that each former Scheme Shareholder would otherwise be entitled to receive pursuant to this Scheme and (b) aggregate all such fractional Transocean Shares and round up to the nearest whole number (the resulting whole shares being the “Transocean Excess Shares”). The Depositary shall, for the account of the former Scheme Shareholders, sell the Transocean Excess Shares at then-prevailing prices on the NYSE, executing such sales in round lots to the extent practicable. Until the net proceeds of such sales have been distributed to the former Scheme Shareholders, the Depositary shall hold such proceeds in trust for such Scheme Shareholder. The net proceeds of such sales of Transocean Excess Shares distributable to each former Scheme Shareholder shall be reduced by any and all commissions, transfer taxes and other out-of-pocket transaction costs, as well as any expenses, of the Depositary incurred in connection with such sale or sales. The Depositary shall determine the portion of such net proceeds to which each former Scheme Shareholder shall be entitled, if any, by multiplying the amount of the aggregate net proceeds by a fraction, the numerator of which is the amount of the fractional share interest to which such former Scheme Shareholder is entitled (after taking into account all Valaris Shares then held by such former Scheme Shareholder) and the denominator of which is the aggregate amount of fractional share interests to which all holders of Valaris Shares are entitled. As soon as reasonably practicable after the determination of the amount of cash, if any, to be paid to former Scheme Shareholders with respect to any fractional share interests, the Depositary shall promptly pay such amounts to such holders subject to and in accordance with this clause F.

3.
All cash payments payable pursuant to this Scheme will be made in U.S. dollars. Neither Valaris, Transocean, the Depositary nor any of its or their nominees or agents shall be responsible for any loss or delay in the transmission of payments made pursuant to and in accordance with this Scheme.

G.
Overseas shareholders and legal compliance

1.
The issuance, delivery or crediting of Transocean Shares or payment of cash (in lieu of fractional Transocean Shares) under this Scheme to any person whose address is outside the United States or Bermuda or whom Transocean reasonably believes, to be a citizen, resident or national of, or located in, a jurisdiction outside the United States or Bermuda shall be subject to any applicable legal or regulatory requirements of such jurisdiction. If Transocean or the Depositary is advised in writing that the issuance, delivery or crediting of Transocean Shares or payment of cash (in lieu of fractional Transocean Shares) to any such person in accordance with clause F of this Scheme would or would reasonably be likely to violate the laws of such jurisdiction, or would or would reasonably be expected to require compliance with any governmental or other legally required consent, registration, filing or other legally required formality with which it is not able to comply or compliance with which it regards as unduly onerous after using reasonable best efforts to comply, Transocean may determine, acting reasonably and in good faith, and after consultation with its legal advisors, that such Transocean Shares be issued to a nominee (the “Trustee”) to be held on trust for such a person or class of persons on terms that are in accordance with applicable law until the earlier of (a) one (1) month following the Effective Time and (b) such time as Transocean reasonably believes, in good faith and after consultation with its legal advisors, such legal regulatory impediment to no longer exist, following which the Trustee, for the account of the former Scheme Shareholders, shall sell any Transocean Shares remaining in trust at then-prevailing prices on the NYSE, executing such sales in round lots to the extent practicable. The net proceeds distributable to any former Scheme Shareholder in respect of each Transocean Share held in trust for the account of such former Scheme Shareholder shall be the aggregate net proceeds of sale, after deduction of all commissions, transfer taxes and other out-of-pocket transaction costs and expenses.
H.
Dissenters’ Rights

1.
Nothing in this Scheme shall or shall be deemed to confer on Scheme Shareholders any dissenters’ rights in connection with the Business Combination.

I.
Mandates

1.
All mandates relating to the payment of dividends and other instructions (or deemed instructions), including communication preferences, given to Valaris by Scheme Shareholders and in force at the Effective Time relating to holdings of Valaris Shares shall, unless and until amended or revoked, be deemed, as from the Effective Time, to be an effective mandate or instruction in respect of the corresponding Transocean Shares to which that Scheme Shareholder is entitled, except to the extent that a Scheme Shareholder already holds Transocean Shares at the Effective Time (and the registrars of Transocean are able to match such holdings), in which case any mandates and instructions in relation to those existing Transocean Shares shall also apply to the Transocean Shares issued to the Scheme Shareholder and any mandate held in respect of the Valaris Shares will be disregarded.

J.
Designated Persons

1.
In order to carry out and give effect to the Contribution and the Acquisition, Transocean may designate one or more persons, including but not limited to the Depositary (each such person, a “Designated Person”), to execute documents and do all other acts and things for the account of the Scheme Shareholders, either in such Designated Person’s own name or as the Scheme Shareholders’ general attorney and/or agent. Any such Designated Person shall be authorised to act for the account of the Scheme Shareholders, including, without limitation, to execute and deliver (i) as contributor of the Valaris Shares and subscriber of Transocean Shares, one or more Subscription Forms, and any Contribution Agreement and any similar form, instrument, instruction, subscription form or other document that may be necessary or useful for the Contribution and subscription of the Transocean Shares, (ii) as transferor of Valaris Shares, any forms of transfer or other instruments or instructions that may be required for the transfer (whether as a deed or otherwise) of the Valaris Shares held by such Scheme Shareholders to Transocean, and (iii) any other document that may be required or useful to give effect to the Contribution and the Acquisition. Any act or thing so done shall be as effective as if executed or delivered or done by the Scheme Shareholders and shall be deemed to have been executed or delivered or done for the account of the Scheme Shareholders. The Designated Person shall only take such action (i) as is required to give effect to this Scheme and (ii) with the prior written consent of Transocean. Transocean shall be responsible for any breach of the Scheme by any Designated Person caused by directions provided by Transocean.

K.
Withholding and tax

1.
Valaris, Transocean and the Depositary shall be entitled to deduct or withhold from any amounts payable (including from any Transocean Shares issuable or transferable) to any person pursuant to this Scheme such amounts as any of them reasonably determines is required to be deducted or withheld under applicable law. To the extent amounts are so deducted or withheld and, if required, paid over to the applicable Governmental Authority, such amounts shall be treated for all purposes as having been paid or delivered to such person in respect of whom such deduction or withholding was made. Any of Valaris, Transocean or the Depositary is authorised to sell or otherwise dispose of such number of Transocean Shares issuable or transferable pursuant to this Scheme as is necessary to provide sufficient funds to enable it to comply with deduction or withholding requirements applicable to it, and shall have no liability to any person for any deficiency in respect of any proceeds received.

L.
Operation of this Scheme

1.
This Scheme shall become effective as soon as a copy of the Sanction Order has been delivered to the Registrar for registration in accordance with section 99(3) of the Companies Act.

2.
Unless this Scheme shall have become effective on or before the Outside Date, or in the event of termination of the Business Combination Agreement in accordance with its terms, this Scheme shall lapse and never become effective.

M.
Modification

1.
Valaris and Transocean may jointly consent on behalf of all persons concerned to any modification of, or amendment or supplement to, this Scheme or to any condition that the Court may approve or impose, provided that such modification, amendment or supplement shall be set out in writing. No modification may be made to this Scheme after the Effective Time.

N.
Governing law and jurisdiction

1.
This Scheme and any non-contractual obligations arising out of or in connection with it are governed by, and shall be construed in accordance with, the laws of Bermuda and are subject to the exclusive jurisdiction of the courts of Bermuda.

Dated [•] 2026

APPENDIX C: TRANSOCEAN SHAREHOLDERS’ RESOLUTION: ORDINARY SHARE
CAPITAL INCREASE
Traktandum Nr. 1:   Ausgabe von Namenaktien mit einem Nennwert von je USD 0.10 in einer ordentlichen Aktienkapitalerhöhung gegen Sacheinlage
Agenda Item No. 1:   Issuance of Registered Shares With a Par Value of USD 0.10 Each in an Ordinary Share Capital Increase Against Contribution-in-Kind
Antrag des Verwaltungsrates:   Im Zusammenhang mit dem Zusammenschluss von Valaris Limited, einer in Bermuda inkorporierten Gesellschaft (Valaris), mit Transocean Ltd. (die Gesellschaft) gemäss dem zwischen der Gesellschaft und Valaris abgeschlossenen Business Combination Agreement vom 9. Februar 2026 (das BCA), wonach die Gesellschaft alle ausgegebenen und ausstehenden Stammaktien (common shares) von Valaris mit einem Nennwert von je USD 0.01 (die Valaris-Aktien) erwirbt, beantragt der Verwaltungsrat der Gesellschaft (der Verwaltungsrat) der ausserordentlichen Generalversammlung die Erhöhung des Aktienkapitals der Gesellschaft um bis zu USD [•] im Rahmen einer ordentlichen Aktienkapitalerhöhung durch Ausgabe von bis zu [•] voll liberierten Namenaktien der Gesellschaft mit einem Nennwert von je USD 0.10 (die Tausch-Aktien) gegen Sacheinlage von bis zu [•] Valaris-Aktien, wobei die definitive Anzahl der als Sacheinlage einzulegenden Valaris-Aktien und die definitiven Beträge und Zahlen der ordentlichen Aktienkapitalerhöhung vom Verwaltungsrat festgelegt werden nach Massgabe der folgenden, kumulativ anzuwendenden Prinzipien (die Massgeblichen Prinzipien):
Proposal of the Board of Directors:   In connection with the combination of Valaris Limited, a company incorporated in Bermuda (Valaris), and Transocean Ltd. (the Company) pursuant to the Business Combination Agreement entered into on February 9, 2026, by and between the Company and Valaris (the BCA), whereby the Company will acquire all of the issued and outstanding common shares of Valaris with a par value of USD 0.01 each (the Valaris Shares), the board of directors of the Company (the Board of Directors) proposes to the extraordinary general meeting that the share capital of the Company be increased by up to USD [•] by way of an ordinary share capital increase through the issuance of up to [•] fully paid-in registered shares of the Company with a par value of USD 0.10 each (the Exchange Shares) against contribution-in-kind of up to [•] Valaris Shares, whereby the definitive number of Valaris Shares to be contributed in kind and the definitive amounts and numbers of the ordinary share capital increase shall be determined by the Board of Directors in accordance with the following principles in cumulative application (the Relevant Principles):
(1)
Anzahl der Valaris-Aktien:   Es werden alle Valaris-Aktien berücksichtigt, die unmittelbar vor dem Zeitpunkt an dem Tag ausgegeben und ausstehend sind, an dem eine Kopie des Beschlusses des Supreme Court von Bermuda zur Genehmigung des Scheme of Arrangement zwischen Valaris und den Inhabern von Valaris-Aktien (die Valaris-Aktionäre) gemäss Abschnitt 99 des Companies Act 1981 von Bermuda in seiner aktuellen Fassung beim Registrar of Companies von Bermuda zur Eintragung eingereicht wird, mit Ausnahme derjenigen, die (1) von Valaris als eigene Aktien oder von einer Tochtergesellschaft von Valaris gehalten werden oder (2) von der Gesellschaft oder einer Tochtergesellschaft der Gesellschaft gehalten werden, gemäss Feststellung durch den Verwaltungsrat bei Durchführung der Kapitalerhöhung in Übereinstimmung mit dem BCA, jedoch keinesfalls mehr als [•] Valaris-Aktien (die Einzulegenden Valaris-Aktien);

Number of Valaris Shares:   All of the Valaris Shares issued and outstanding immediately prior to the time on the date on which a copy of the order of the Supreme Court of Bermuda sanctioning the Scheme of Arrangement between Valaris and the holders of Valaris Shares (the Valaris Shareholders) is filed with the Bermuda Registrar of Companies for registration in accordance with section 99 of the Companies Act 1981, of Bermuda, as amended, other than those owned (1) by Valaris as treasury shares or owned by any subsidiary of Valaris or (2) by the Company or by any subsidiary of the Company, are taken into account, as determined by the Board of Directors in connection with the implementation of the capital increase in accordance with the BCA, but in no event more than [•] Valaris Shares (the Contributed Valaris Shares);
(2)
Austauschverhältnis:   Das im BCA vereinbarte Austauschverhältnis beträgt 15.235 Tausch-Aktien für jede Einzulegende Valaris-Aktie, unter dem Vorbehalt der Anpassungstatbestände gemäss lit. (j) unten;

Exchange ratio:   The agreed exchange ratio in the BCA, subject to the adjustments set forth in subsection (j), is 15.235 Exchange Shares for each Contributed Valaris Share;
(3)
Bruchteile:   In Bezug auf Bruchteile, die aufgrund des Austauschverhältnisses entstehen, gilt, dass (a) im Rahmen des Unternehmenszusammenschlusses gemäss dem BCA keine Bruchteile von Tausch-Aktien an die Valaris-Aktionäre geliefert werden, sondern solche Bruchteile durch Geldzahlung abgegolten werden, (b) die aufgrund der Bruchteile aggregierte ganze Zahl von Tausch-Aktien (siehe Unterabsatz (ii) unten) entsprechend nicht an die Valaris-Aktionäre auszugeben sind, sondern für die Zwecke der Sacheinlage der Einzulegenden Valaris-Aktien gegen die Tausch-Aktien an [Computershare Trust Company, N.A., Canton, Massachusetts, Vereinigte Staaten von Amerika], als den von der Gesellschaft und Valaris bestellten Agenten (der Austauschagent), handelnd im eigenen Namen aber auf Rechnung der Valaris-Aktionäre, und (c) der Austauschagent:

Fractions:   With regard to fractions that arise as a result of the exchange ratio, the following applies: (a) no fractions of Exchange Shares shall be delivered to the Valaris Shareholders in connection with the business combination pursuant to the BCA, but such fractions shall be compensated by a cash payment, (b) the whole number of Exchange Shares resulting from the aggregation of such fractions (see subsection (ii) below) shall therefore not be issued to the Valaris Shareholders but for the purposes of the contribution of the Contributed Valaris Shares against the Exchange Shares to [Computershare Trust Company, N.A., Canton, Massachusetts, United States of America], the agent appointed by the Company and Valaris (the Exchange Agent), acting in its own name but for the account of the Valaris Shareholders, and (c) the Exchange Agent shall:
(i)
für jeden Valaris-Aktionär aufgrund der durch ihn im massgeblichen Berechtigungszeitpunkt gehaltenen Einzulegenden Valaris-Aktien die Anzahl der ganzen Tausch-Aktien, auf die dieser Valaris-Aktionär bei Vollzug des Unternehmenszusammenschlusses Anspruch hat, und den Bruchteil einer Tausch-Aktie, auf die der Valaris-Aktionär bei Vollzug des Unternehmenszusammenschlusses Anspruch hätte, bestimmt;

determine, for each Valaris Shareholder, on the basis of the Contributed Valaris Shares held by such Valaris Shareholder at the relevant entitlement time, the number of whole Exchange Shares to which such Valaris Shareholder is entitled at the completion of the business combination and the fraction of an Exchange Share to which such Valaris Shareholder would be entitled at the completion of the business combination;
(ii)
alle Bruchteile von Tausch-Aktien, die an alle Valaris-Aktionäre auszugeben wären, aggregiert und auf die nächste ganze Zahl aufrundet; und aggregate all fractions of Exchange Shares that would have to be issued to the Valaris Shareholders and round such aggregated number up to the nearest whole number; and
(iii)
diese ganzen Tausch-Aktien aus den aggregierten Bruchteilen nach deren Ausgabe durch die Gesellschaft an den Austauschagenten, handelnd auf Rechnung der berechtigten Valaris-Aktionäre, in Übereinstimmung mit den Vorgaben des BCA verkauft; und sell such whole number of Exchange Shares resulting from the aggregation of such fractions, after their issuance by the Company to the Exchange Agent, acting on behalf of the entitled Valaris Shareholders, in accordance with the requirements of the BCA; and
(4)
Ausländische Rechtsordnungen:   Es sind die anwendbaren Gesetze und Vorschriften, soweit diese die Ausgabe von Tausch-Aktien an Valaris-Aktionäre in gewissen Ländern oder nach gewissen Rechtsordnungen verbieten oder einschränken, zu beachten.

Foreign jurisdictions:   The applicable laws and regulations, to the extent prohibiting or restricting the issuance of Exchange Shares to Valaris Shareholders in certain countries or under certain jurisdictions, must be complied with.
Der Verwaltungsrat unterbreitet der ausserordentlichen Generalversammlung entsprechend folgende Beschlussanträge:

The Board of Directors therefore submits to the extraordinary general meeting the following proposals for approval:
(a)
Maximaler Gesamtnennbetrag, um den das Aktienkapital der Gesellschaft erhöht werden soll:   Bis zu USD [•], wobei der definitive Betrag vom Verwaltungsrat nach Massgabe der Massgeblichen Prinzipien bei Durchführung der Kapitalerhöhung festgelegt wird;

Maximum aggregate par value by which the share capital of the Company shall be increased:   Up to USD [•], whereby the definitive amount shall be determined by the Board of Directors in accordance with the Relevant Principles in connection with the implementation of the capital increase;
(b)
Betrag der darauf zu leistenden Einlage:   Bis zu USD [•], wobei die definitive Einlage vom Verwaltungsrat gestützt auf lit. (a) oben festgelegt wird und die Tausch-Aktien vollständig zu liberieren sind;

Amount of contribution to be made thereon:   Up to USD [•], whereby the definitive amount of contribution shall be determined by the Board of Directors based on subsection (a) above and the Exchange Shares are to be fully paid in;
(c)
Maximale Anzahl, Nennwert und Art der Tausch-Aktien sowie damit verbundene Vorrechte:   Bis zu [•] Tausch-Aktien, d.h. Namenaktien mit einem Nennwert von je USD 0.10, ohne Vorrechte, wobei die definitive Anzahl vom Verwaltungsrat gestützt auf lit. (a) oben festgelegt wird;

Maximum number, par value and type of Exchange Shares and preferential rights attaching thereto:    Up to [•] Exchange Shares, i.e., registered shares with a par value of USD 0.10 each, without preferential rights, whereby the definitive number shall be determined by the Board of Directors based on subsection (a) above;
(d)
Ausgabebetrag der Tausch-Aktien:   Der Ausgabebetrag der Tausch-Aktien wird vom Verwaltungsrat bei Durchführung der Kapitalerhöhung festgelegt;

Issue price of the Exchange Shares:   The issue price of the Exchange Shares shall be determined by the Board of Directors in connection with the implementation of the capital increase;
(e)
Beginn der Dividendenberechtigung:   Mit Eintragung der ordentlichen Aktienkapitalerhöhung in das Handelsregister;

Commencement of the entitlement to dividends:   Upon registration of the ordinary share capital increase in the Commercial Register;
(f)
Art der Einlage:   Die Gesellschaft übernimmt vom Austauschagenten, [Computershare Trust Company, N.A., Canton, Massachusetts, Vereinigte Staaten von Amerika], handelnd im eigenen Namen aber auf Rechnung der Valaris-Aktionäre, die Einzulegenden Valaris-Aktien, also bis zu [•] Valaris-Aktien (die Sacheinlage). Jede Einzulegende Valaris-Aktie ist gemäss Feststellung durch den Verwaltungsrat bei Durchführung der Kapitalerhöhung zu einem Wert von mindestens USD 1.5235 zu bewerten, der gesamte Mindestwert der Einzulegenden Valaris-Aktien ist bei Annahme einer Sacheinlage der Maximalzahl von [•] Valaris-Aktien somit USD [•]. Als Gegenleistung für die Sacheinlage gibt die Gesellschaft an den Umtauschagenten zugunsten der Valaris-Aktionäre nach Massgabe und unter dem Vorbehalt der Massgeblichen Prinzipien bis zu [•] Tausch-Aktien aus (siehe lit. (c) oben);

Type of contribution:   The Company acquires from the Exchange Agent, [Computershare Trust Company, N.A., Canton, Massachusetts, United States of America], acting in its own name but for the account of the Valaris Shareholders, the Contributed Valaris Shares, i.e., up to [•] Valaris Shares (the Contribution). Each Contributed Valaris Share shall be valued at a minimum of USD 1.5235, as determined by the Board of Directors in connection with the implementation of the capital increase, the aggregate minimum value of the Contributed Valaris Shares, assuming a contribution in kind of the maximum number of [•] Valaris Shares, is therefore USD [•]. As consideration for the Contribution, the Company issues to the Exchange Agent in favor of the Valaris Shareholders up to [•] Exchange Shares in accordance with and subject to the Relevant Principles (see subsection (c) above);

(g)
Besondere Vorteile:   Keine;

Special rights:   None;
(h)
Beschränkung der Übertragbarkeit der Tausch-Aktien:   Die Tausch-Aktien unterliegen den Eintragungsbeschränkungen von Artikel 7 der Statuten der Gesellschaft (die Statuten);

Restriction on the transferability of the Exchange Shares:   The Exchange Shares are subject to the restrictions on registration pursuant to Article 7 of the articles of association of the Company (the Articles of Association);
(i)
Bezugsrechte:   Die Bezugsrechte der bestehenden Aktionäre der Gesellschaft werden aus wichtigem Grund zwecks Erwerbs der Einzulegenden Valaris-Aktien durch die Gesellschaft und zur Ermöglichung des Austauschs der Einzulegenden Valaris-Aktien gegen die Tausch-Aktien im Zusammenhang mit der Übernahme von Valaris durch die Gesellschaft aufgehoben und dem Austauschagenten zugeteilt, der im eigenen Namen aber auf Rechnung der Valaris-Aktionäre handelt. Allfällig nicht ausgeübte Bezugsrechte kann der Verwaltungsrat im Interesse der Gesellschaft Aktionären oder Dritten zuteilen oder zu Marktkonditionen platzieren.

Preferential Subscription Rights:   The preferential subscription rights of the existing shareholders of the Company are withdrawn for valid reason for purposes of the acquisition by the Company of the Contributed Valaris Shares and to enable the exchange of the Contributed Valaris Shares for Exchange Shares in connection with the acquisition of Valaris by the Company and are allotted to the Exchange Agent, acting in its own name but for the account of the Valaris Shareholders. Preferential subscription rights (if any) that have not been exercised may be allotted to shareholders of the Company or third parties or sold at market conditions, as determined by the Board of Directors in the interest of the Company.
(j)
Anpassungstatbestände:   Falls sich das Austauschverhältnis aufgrund des Eintretens eines im BCA vereinbarten Anpassungstatbestandes — wie insbesondere einer Aktienzerlegung, Aktienzusammenlegung, Aktiendividende (einschliesslich Dividenden oder sonstige Ausschüttungen von Effekten, die in Aktien der Gesellschaft oder von Valaris umgewandelt werden können, mit Ausnahme von Aktiendividenden, die anstelle von ordentlichen Dividenden gezahlt werden), Konsolidierung, Neuklassifizierung, Reorganisation, Rekapitalisierung oder sonstige ähnliche Änderung bezüglich der Aktien der Gesellschaft oder von Valaris — ändert, ändern sich in Anwendung des neuen Austauschverhältnisses die hierin vorgesehenen Zahlen und Beträge entsprechend. Diese Änderungen reflektieren nur die notwendige rechnerische Anpassung aufgrund des Eintritts eines Anpassungstatbestands, um die mit dem BCA angestrebten wirtschaftlichen Beteiligungsverhältnisse der Aktionäre, die mit dem vorliegenden ursprünglichen Beschluss umgesetzt werden sollen, zu bewahren; und

Adjustment events:   If the exchange ratio changes due to the occurrence of an adjustment event agreed in the BCA — such as, in particular, any share or stock split, reverse split, share or stock dividend (including any dividend or distribution of securities convertible into shares of the Company or of Valaris, other than share or stock dividends paid in lieu of ordinary course dividends), consolidation, reclassification, reorganization, recapitalization or other like change with respect to the shares of the Company or Valaris — the numbers and amounts set forth herein shall be adjusted accordingly in accordance with the new exchange ratio. These changes merely reflect the necessary arithmetic adjustment resulting from the occurrence of an adjustment event, in order to preserve the economic ownership structure of the shareholders intended under the BCA, which is to be implemented through this present original resolution; and
(k)
Wirksamkeit und Durchführung der Beschlüsse:   Die Wirksamkeit dieser Beschlüsse zu Traktandum 1 steht unter der Bedingung, dass die Aktionäre an der ausserordentlichen Generalversammlung auch den Antrag zu Traktandum 2 betreffend das Kapitalband sowie den Antrag zu Traktandum 3 betreffend die NYSE-20%-Aktienausgabe genehmigen. Die Beschlüsse sind weiter nur durchzuführen und beim Handelsregister zur Eintragung anzumelden, wenn neben der Anmeldung der ordentlichen Aktienkapitalerhöhung und der gestützt darauf neu ausgegebenen

Aktien beim Handelsregister auch die Statuten in der Fassung mit dem durch den Beschluss gemäss Traktandum 2 ergänzten Kapitalband sowie eine Kapitalerhöhung auf der Grundlage und im Rahmen dieses Kapitalbands und die gestützt darauf neu ausgegebenen Aktien für die Zwecke des beantragten Artikels 5 Abs. 7 lit. (a), (b) und (c) der Statuten beim Handelsregister angemeldet werden.
Effectiveness and implementation of resolutions:   The effectiveness of these resolutions regarding agenda item 1 is subject to the condition that the shareholders at the extraordinary general meeting also approve the proposal under agenda item 2 regarding the capital band as well as the proposal under agenda item 3 regarding the NYSE 20% share issuance. Furthermore, these resolutions are to be implemented and applied for registration only if, in addition to the application for registration in the commercial register of the ordinary share capital increase and the shares newly issued on that basis, the Articles of Association, in their version including the capital band supplemented by the resolution pursuant to agenda item 2, and a share capital increase on the basis of and within the limits of such capital band and the shares newly issued on that basis for the purposes set forth in the proposed Article 5 para. 7 lit. (a), (b) and (c) of the Articles of Association are applied for registration in the commercial register.

APPENDIX D: TRANSOCEAN SHAREHOLDERS’ RESOLUTION: AMENDMENT TO THE TRANSOCEAN ARTICLES IN THE FORM OF A CAPITAL BAND
Traktandum Nr. 2:   Einführung eines Kapitalbands durch Änderung der Statuten
Agenda Item No. 2:   Adoption of a Capital Band by Amendment to the Articles of Association
Antrag des Verwaltungsrates:   Der Verwaltungsrat beantragt die Einführung eines Kapitalbands durch Ersatz der Absätze 1 und 6 bis 8 und durch Wiederaufnahme der Absätze 10 und 11 von Artikel 5 der Statuten wie folgt:
Proposal of the Board of Directors:   The Board of Directors proposes to adopt a capital band by replacing paragraphs 1 and 6 through 8 and re-inserting paragraphs 10 and 11 of Article 5 of the Articles of Association as follows:
		Artikel 5			Article 5
Kapitalband	1	“Die Gesellschaft verfügt über ein Kapitalband zwischen USD [Höhe des Aktienkapitals nach Feststellung der durch die ausserordentliche Generalversammlung beschlossenen ordentlichen Aktienkapitalerhöhung] (untere Grenze) und USD [Höhe des Aktienkapitals nach Feststellung der durch die ausserordentliche Generalversammlung beschlossenen ordentlichen Aktienkapitalerhöhung, zuzüglich USD [•]] (obere Grenze). Das Kapitalband kann für die Zwecke und gemäss den Bestimmungen dieses Artikels 5 genutzt werden.”	Capital Band	1	“The Company has a capital band ranging from USD [amount of the share capital post implementation of the ordinary share capital increase resolved by the extraordinary general meeting] (lower limit) to USD [amount of the share capital post implementation of the ordinary share capital increase resolved by the extraordinary general meeting, plus USD [•]] (upper limit). The capital band may be used for the purpose of and in accordance with the provisions of this Article 5.”
	“A.	[absichtlich offen gelassen](1)		“A.	[intentionally omitted](1)
	2	[absichtlich offen gelassen](1)		2	[intentionally omitted](1)
	3	[absichtlich offen gelassen](1)		3	[intentionally omitted](1)
	4	[absichtlich offen gelassen](1)		4	[intentionally omitted](1)
	5	[absichtlich offen gelassen](1)”		5	[intentionally omitted](1)”
	“B.	Für Beteiligungszwecke		“B.	For Incentive Plans

6	Der Verwaltungsrat ist im Rahmen des Kapitalbands gemäss diesem Art. 5 ermächtigt, bis zum [5. Jahrestag des Datums der ausserordentlichen Generalversammlung, die dieses Kapitalband beschliesst] das Aktienkapital einmal oder mehrmals und in beliebigen Beträgen, jedoch maximal durch Ausgabe von bis zu [•] voll zu liberierenden Aktien (d.h. Namenaktien mit einem Nennwert von je USD 0.10), für die Zwecke gemäss Artikel 5 Absatz 7 zu erhöhen.	6	The Board of Directors shall be authorized to increase the share capital within the capital band pursuant to this Article 5 for the purposes of Article 5 para. 7 once or several times and in any amount, but in any event at a maximum through the issuance of up to [•] fully paid-in Shares (i.e., shares with a nominal value of USD 0.10 each), until [the 5th anniversary of the date of the extraordinary general meeting approving this capital band].
7	Das Bezugsrecht der bisherigen Aktionäre wird für den Fall einer Ausgabe von Aktien im Rahmen des Kapitalbands gemäss diesem Abschnitt B von Artikel 5 aufgehoben und stattdessen den Berechtigten zum Bezug von Aktien aus:	7	The subscription rights of existing shareholders shall be excluded in the event of a Share issue within the capital band pursuant to this section B of Article 5 and instead be allotted to the beneficiaries entitled to Shares from or under:

(a)
Anrechten zugeteilt, die von Transocean oder einer ihrer Tochtergesellschaften unter dem Amended and Restated 2015 Transocean Long-Term Incentive Plan, der am 30. Mai 2025 in Kraft trat, ausgegeben oder gewährt wurden oder werden;

			(a) any awards issued or granted by Transocean or any of its subsidiaries under the Amended and Restated 2015 Transocean Long-Term Incentive Plan, effective as of May 30, 2025;

(b)
zeitabhängigen Restricted Stock Units (RSUs) und leistungsabhängigen Restricted Stock Units (PSUs) zugeteilt, die entweder von Valaris Limited, Bermuda (Valaris), oder einer deren Tochtergesellschaften unter dem vom Verwaltungsrat von Valaris am 3. Mai 2021 erlassenen Valaris 2021 Management Incentive Plan, in seiner jeweils gültigen Fassung, gewährt oder von Valaris im Zusammenhang mit einer Fusion, einer Akquisition oder einer ähnlichen Transaktion übernommen wurden, deren Erfüllung gemäss den Bestimmungen des Business Combination Agreement zwischen der Gesellschaft und Valaris vom 9. Februar 2026 (das BCA) in Aktien erfolgen soll; und

(b)
time-based restricted stock units (RSUs) and performance-based restricted stock units (PSUs), whether granted by Valaris Limited, Bermuda (Valaris), or any of its subsidiaries under the Valaris 2021 Management Incentive Plan, adopted by the board of directors of Valaris on May 3, 2021, as amended in accordance with its terms from time to time, or assumed by Valaris in connection with any merger, acquisition or similar transaction, the settlement of which shall be made, pursuant to the terms of the Business Combination Agreement between the Company and Valaris, dated as of February 9, 2026 (the BCA), in Shares; and

(c)
Warrants zugeteilt, die gemäss dem Warrant Agreement vom 30. April 2021 zwischen Valaris, Computershare, Inc. und Computershare Trust Company, N.A. ausgegeben wurden, deren Erfüllung gemäss den Bestimmungen des BCA in Aktien erfolgen soll.

(c)
warrants issued pursuant to that certain warrant agreement dated as of April 30, 2021, among Valaris, Computershare, Inc. and Computershare Trust Company, N.A., the settlement of which shall be made, pursuant to the terms of the BCA, in Shares.

Die Ausgabe von Aktien an diese Berechtigten erfolgt direkt oder indirekt, einschliesslich über eine von der Gesellschaft kontrollierte Tochtergesellschaft (einschliesslich, im Zusammenhang mit und nach dem Vollzug des BCA, Valaris und deren Tochtergesellschaften).	Shares shall be issued to the beneficiaries entitled thereto directly or indirectly, including by intermediation of a subsidiary Controlled by the Company (including, in connection with following the completion of the BCA, Valaris and its subsidiaries).

	Die Ausgabe von Aktien an die genannten Berechtigten kann zu einem Preis erfolgen, der unter dem Kurs der Börse liegt, an der die Aktien gehandelt werden, es muss aber immer mindestens der Nennwert der Aktien liberiert werden, in jeglicher zulässigen Form.		Shares may be issued to any of the aforementioned beneficiaries at a price lower than the current market price quoted on the stock exchange on which the Shares are traded, provided that in each case at least the par value of the Shares must be paid in full in any permissible form.
8	Bei einer Erhöhung des Aktienkapitals im Rahmen des Kapitalbands gemäss diesem Abschnitt B von Artikel 5 legt der Verwaltungsrat die massgeblichen Bedingungen fest, insbesondere, soweit erforderlich, den Ausgabebetrag, die Art der Einlagen (einschliesslich Barliberierung, Sacheinlage, Verrechnung und Umwandlung von Reserven oder eines Gewinnvortrags in Aktienkapital), den Zeitpunkt der Ausgabe und den Beginn der Dividendenberechtigung.”	8	In the event of a capital increase within the capital band pursuant to this section B of Article 5, the Board of Directors shall determine the relevant conditions, including, to the extent necessary, the issue price, the type of contribution (including a cash contribution, a contribution in kind, set-off and conversion of reserves or profit carried forward into share capital), the date of issue and the commencement date for dividend entitlement.”
“C. Allgemeine Bestimmungen		“C. General Provisions
9	[absichtlich offen gelassen](1)	9	[intentionally omitted](1)
10	Erhöht sich das Aktienkapital aufgrund einer bedingten Kapitalerhöhung nach Artikel 6 dieser Statuten, so erhöhen sich die obere und die untere Grenze des Kapitalbands entsprechend dem Umfang der Erhöhung des Aktienkapitals.	10	If the share capital increases as a result of a conditional capital increase pursuant to Article 6 of these Articles of Association, the upper and lower limits of the capital band shall increase in an amount corresponding to such increase in the share capital.
11	Im Falle einer Ausgabe von neuen Aktien unterliegen Zeichnung und Erwerb der neuen Aktien sowie jede nachfolgende Übertragung der Aktien den Beschränkungen von Artikel 7 und Artikel 9 dieser Statuten.”	11	In the event of an issue of new Shares, the subscription and acquisition of the new Shares and any subsequent transfer of the Shares shall be subject to the limitations pursuant to Article 7 and Article 9 of these Articles of Association.”

(1)
Das bisherige Kapitalband fällt mit dem Beschluss der ausserordentlichen Generalversammlung über die ordentliche Kapitalerhöhung gemäss Traktandum 1 dahin und die Statuten sind entsprechend anzupassen, falls die ordentliche Kapitalerhöhung gemäss Traktandum 1 durchgeführt und beim Handelsregister angemeldet wird. Der Verwaltungsrat wird diese Anpassung der Statuten diesfalls zusammen mit dem Vollzug der ordentlichen Kapitalerhöhung vornehmen. Diese Darstellung zeigt, wie diese Statutenbestimmungen lauten werden, falls diese Anpassung durch den Verwaltungsrat vorgenommen wird.

The existing capital band will be cancelled with the resolution of the extraordinary general meeting regarding the ordinary share capital increase pursuant to agenda item 1 and the Articles of Association will have to be amended accordingly, if the ordinary share capital increase pursuant to agenda item 1 is carried out and registered with the commercial register. The Board of Directors will amend the Articles of Association accordingly in this case, together with the implementation of the ordinary share capital increase. This illustrates how these provisions of the Articles of Association will read if this amendment is adopted by the Board of Directors.
Die Wirksamkeit dieses Beschlusses zu Traktandum 2 steht unter den Bedingungen, dass (i) die Aktionäre an der ausserordentlichen Generalversammlung auch den Antrag zu Traktandum 1 betreffend die ordentliche Aktienkapitalerhöhung sowie den Antrag zu Traktandum 3 betreffend die NYSE-20%-Aktienausgabe genehmigen, und (ii) die ordentliche Aktienkapitalerhöhung gemäss dem Antrag zu Traktandum 1 durch den Verwaltungsrat durchgeführt und festgestellt wird. Weiter ist dieser Beschluss zu Traktandum 2 durch den Verwaltungsrat nur durchzuführen und beim Handelsregister zur Eintragung anzumelden, wenn daneben auch die ordentliche Aktienkapitalerhöhung gemäss dem Antrag zu Traktandum 1 und die gestützt darauf neu ausgegebenen Aktien beim Handelsregister sowie eine Kapitalerhöhung auf der Grundlage und im Rahmen des in diesem Beschluss zu Traktandum 2 vorgesehenen Kapitalbands und die gestützt darauf neu ausgegebenen Aktien für die Zwecke des beantragten Artikels 5 Abs. 7 lit. (a), (b) und (c) der Statuten angemeldet werden.
The effectiveness of this resolution regarding agenda item 2 is subject to the conditions that (i) the shareholders at the extraordinary general meeting also approve the proposal under agenda item 1 regarding the ordinary share capital increase and the proposal under agenda item 3 regarding the NYSE 20% share issuance, and (ii) the ordinary share capital increase pursuant to the proposal under agenda item 1 is carried out and ascertained by the Board of Directors. Furthermore, this resolution regarding agenda item 2 is to be implemented and applied for registration by the Board of Directors only if in addition the ordinary share capital increase pursuant to agenda item 1 and the shares newly issued on that basis are applied for registration in the commercial register as well as a share capital increase on the basis of and within the limits of the capital band pursuant to this resolution regarding agenda item 2 and the shares newly issued on that basis for the purposes set forth in the proposed Article 5 para. 7 lit. (a), (b) and (c) of the Articles of Association.

APPENDIX E: TRANSOCEAN SHAREHOLDERS’ RESOLUTION: AMENDMENT TO THE TRANSOCEAN ARTICLES PURSUANT TO THE ADDITIONAL TRANSOCEAN RESOLUTION
Traktandum Nr. 5:   Aufhebung von Artikel 38 und Änderung von Art. 22 der Statuten
Agenda Item No. 5:   Removal of Article 38 and Amendment of Article 22 of the Articles of Association
Antrag des Verwaltungsrates:   Der Verwaltungsrat beantragt die formale Aufhebung von Artikel 38 der Statuten und die Streichung des Verweises auf Art. 38 der Statuten in Art. 22 der Statuten, so dass diese beiden Statutenbestimmungen wie folgt lauten:
Proposal of the Board of Directors:   The Board of Directors proposes to formally remove Article 38 of the Articles of Association and the deletion of the reference to Article 38 of the Articles of Association in Article 22 of the Articles of Association, so that these two provisions of the Articles of Association shall read as follows:
	Artikel 38		Article 38
	“[aufgehoben]”		“[deleted]”
	Artikel 22		Article 22
Anzahl der Verwaltungsräte	“Der Verwaltungsrat besteht aus mindestens zwei und höchstens 11 Mitgliedern.”	Number of Directors	“The Board of Directors shall consist of no less than two and no more than 11 members.”

E-1

APPENDIX F: INTERIM ORDER
[To Come.]

F-1

APPENDIX G: FAIRNESS OPINION OF EVERCORE
February 8, 2026
The Board of Directors
Transocean Ltd.
Turmstrasse 30
CH-6312 Steinhausen
Switzerland
Members of the Board of Directors:
We understand that Transocean Ltd. (the “Acquiror”) proposes to enter into a Business Combination Agreement (the “Agreement”), with Valaris Limited (the “Company”), pursuant to which the business of the Acquiror and the Company will be combined by way of a court sanctioned scheme of arrangement (the “Scheme of Arrangement”) pursuant to section 99 of the Companies Act 1981, as amended of Bermuda (the “Transaction”). Pursuant to the Agreement and the Scheme of Arrangement contemplated thereby, the Acquiror will acquire all of the issued and outstanding common shares, par value $0.01 per share, of the Company (the “Company Shares”) and each Company Share will be exchanged into 15.235 registered shares, par value $0.10 per share, of the Acquiror (the “Acquiror Shares”, and such ratio, the “Exchange Ratio”). The terms and conditions of the Transaction are more fully set forth in the Agreement.
The Board of Directors has asked us whether, in our opinion, the Exchange Ratio pursuant to the Agreement and the Scheme of Arrangement contemplated thereby is fair, from a financial point of view, to the Acquiror.
In connection with rendering our opinion, we have, among other things:
(i)
reviewed certain publicly available business and financial information relating to the Company and the Acquiror that we deemed to be relevant, including publicly available research analysts’ estimates;

(ii)
reviewed certain internal projected financial data relating to the Company prepared and furnished to us by the management of the Acquiror and certain internal projected financial data relating to the Acquiror prepared and furnished to us by management of the Acquiror, each as approved for our use by the Acquiror (the “Forecasts”), including certain operating synergies prepared by the management of the Acquiror expected to result from the Transaction, as approved for our use by the Acquiror (the (“Synergies”);

(iii)
discussed with managements of the Acquiror and the Company their assessment of the past and current operations of the Company, the current financial condition and prospects of the Company and the Forecasts relating to the Company, and discussed with management of the Acquiror their assessment of the past and current operations of the Acquiror, the current financial condition and prospects of the Acquiror, and the Forecasts;

(iv)
reviewed the reported prices and the historical trading activity of the Company Shares and the Acquiror Shares;

(v)
compared the financial performance of the Company and the Acquiror and their respective stock market trading multiples with those of certain other publicly traded companies that we deemed relevant;

(vi)
reviewed the financial terms and conditions of a draft, dated February 6, 2026 of the Agreement; and

(vii)
performed such other analyses and examinations and considered such other factors that we deemed appropriate.

For purposes of our analysis and opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information publicly available, and all of the information supplied or otherwise made available to, discussed with, or reviewed by us, without any independent verification of such information (and have not assumed responsibility or liability for any independent verification of such information), and have further relied upon the assurances of the managements of the Acquiror and the Company that they are not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the Forecasts, including the Synergies, we have assumed with your consent that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of the Acquiror as to the future financial performance of the Acquiror and the Company and the other matters covered thereby. We express no view as to the Forecasts, including the Synergies, or the assumptions on which they are based.
For purposes of our analysis and opinion, we have assumed, in all respects material to our analysis, that the final executed Agreement will not differ from the draft of the Agreement reviewed by us, that the Scheme of Arrangement will be on terms and conditions consistent with the Agreement, that the representations and warranties of each party contained in the Agreement are true and correct, that each party will perform all of the covenants and agreements required to be performed by it under the Agreement and the Scheme of Arrangement and that all conditions to the consummation of the Transaction will be satisfied without waiver or modification thereof. We have further assumed, in all respects material to our analysis, that all governmental, regulatory or other consents, approvals or releases necessary for the consummation of the Transaction will be obtained without any delay, limitation, restriction or condition that would have an adverse effect on the Company, the Acquiror or the consummation of the Transaction or reduce the contemplated benefits to the Acquiror of the Transaction.
We have not conducted a physical inspection of the properties or facilities of the Company or the Acquiror and have not made or assumed any responsibility for making any independent valuation or appraisal of the assets or liabilities (including any contingent, derivative or other off-balance sheet assets and liabilities) of the Company or the Acquiror, nor have we been furnished with any such valuations or appraisals, nor have we evaluated the solvency or fair value of the Company or the Acquiror under any state or federal laws relating to bankruptcy, insolvency or similar matters. Our opinion is necessarily based upon information made available to us as of the date hereof and financial, economic, market and other conditions as they exist and as can be evaluated on the date hereof. It is understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise or reaffirm this opinion.
We have not been asked to pass upon, and express no opinion with respect to, any matter other than the fairness to the Acquiror, from a financial point of view, of the Exchange Ratio. We do not express any view on, and our opinion does not address, the fairness of the proposed transaction to, or any consideration received in connection therewith by, the holders of any class of securities, creditors or other constituencies of the Company, nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Acquiror or the Company, or any class of such persons, whether relative to the Exchange Ratio or otherwise. We have not been asked to, nor do we express any view on, and our opinion does not address, any other term or aspect of the Agreement, the Scheme of Arrangement or the Transaction, including, without limitation, the structure or form of the Transaction, or any term or aspect of any other agreement or instrument contemplated by the Agreement and the Scheme of Arrangement or entered into or amended in connection with the Agreement and the Scheme of Arrangement. Our opinion does not address the relative merits of the Transaction as compared to other business or financial strategies that might be available to the Acquiror, nor does it address the underlying business decision of the Acquiror to engage in the Transaction. We do not express any view on, and our opinion does not address, what the value of the Acquiror Shares actually will be when issued or the prices at which the Acquiror Shares or Company Shares will trade at any time, including following announcement or consummation of the Transaction, as to the potential effects of volatility in the credit, financial and stock markets on the Acquiror or as to the impact of the Transaction on the solvency or viability of the Acquiror or the ability of the Acquiror to pay its obligations when they come due. Our opinion does not constitute a recommendation to the Board of Directors or to any other persons in respect of the Transaction, including as to how any holder of Acquiror Shares should vote or act in respect of the Transaction. We are not expressing any opinion as to the impact of the Transaction on the solvency or viability of the Company or the ability of the Company to pay its obligations when they come due. We are not legal, regulatory, accounting or tax experts and have assumed the accuracy and completeness of assessments by the Acquiror and its advisors with respect to legal, regulatory, accounting and tax matters.
We have acted as financial advisor to the Board of Directors in connection with the Transaction and will receive a fee for our services, a portion of which was payable prior to rendering this opinion, another portion of which is payable upon rendering this opinion and a substantial portion of which is contingent upon the consummation of the Transaction. The Acquiror has also agreed to reimburse our expenses and to indemnify us against certain liabilities arising out of our engagement. During the two year period prior to the date hereof, Evercore Group L.L.C. and its affiliates have not been engaged to provide financial advisory or other services to the Acquiror and we have not received any compensation from the Acquiror during such period. In addition, during the two year period prior to the date hereof, Evercore Group L.L.C. and its affiliates have not been engaged to provide financial advisory or other services to the Company and we have not received any compensation from the Company during such period. We may provide financial advisory or other services to the Acquiror and the Company in the future, and in connection with any such services we may receive compensation.
Evercore Group L.L.C. and its affiliates engage in a wide range of activities for our and their own accounts and the accounts of customers, including corporate finance, mergers and acquisitions, equity sales, trading and research, private equity, placement agent, asset management and related activities. In connection with these businesses or otherwise, Evercore Group L.L.C. and its affiliates and/or our or their respective employees, as well as investment funds in which any of them may have a financial interest, may at any time, directly or indirectly, hold long or short positions and may trade or otherwise effect transactions for their own accounts or the accounts of customers, in debt or equity securities, senior loans and/or derivative products or other financial instruments of or relating to the Acquiror, the Company, potential parties to the Transaction and/or any of their respective affiliates or persons that are competitors, customers or suppliers of the Acquiror or the Company.
Our financial advisory services and this opinion are provided for the information and benefit of the Board of Directors (in its capacity as such) in connection with its evaluation of the proposed Transaction. The issuance of this opinion has been approved by an Opinion Committee of Evercore Group L.L.C.
This opinion may not be disclosed, quoted, referred to or communicated (in whole or in part) to any third party for any purpose whatsoever except with our prior written approval, except this opinion may be reproduced in full in any document that is required to be filed with the U.S. Securities and Exchange Commission and required to be disseminated to the Acquiror’s shareholders relating to the Transaction.
Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Exchange Ratio pursuant to the Agreement and the Scheme of Arrangement contemplated thereby is fair, from a financial point of view, to the Acquiror.
Very truly yours,
EVERCORE GROUP L.L.C.
By:
/s/ Dan Ward

Dan Ward

APPENDIX H: FAIRNESS OPINION OF GOLDMAN SACHS
200 West Street | New York, NY 10282-2198
Tel: 212-902-1000 | Fax: 212-902-3000
PERSONAL AND CONFIDENTIAL
February 9, 2026
Board of Directors
Valaris Limited
Clarendon House, 2 Church Street
Hamilton, Bermuda HM 11
Ladies and Gentlemen:
You have requested our opinion as to the fairness from a financial point of view to the holders (other than Transocean Ltd. (“Transocean”) and its affiliates) of the outstanding common shares (the “Shares”) of Valaris Limited (the “Company”) of the exchange ratio of 15.235 registered shares of Transocean with a par value of $0.10 each (the “Transocean Shares”) of Transocean to be paid for each Share (the “Exchange Ratio”) pursuant to the Business Combination Agreement, dated as of February 9, 2026 (the “Agreement”), by and between Transocean and the Company.
Goldman Sachs & Co. LLC and its affiliates are engaged in advisory, underwriting, lending, and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs & Co. LLC and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Company, Transocean, any of their respective affiliates and third parties or any currency or commodity that may be involved in the transactions contemplated by the Agreement (the “Transaction”). Goldman Sachs Investment Banking has an existing lending relationship with the Company and Transocean. We have acted as financial advisor to the Company in connection with, and have participated in certain of the negotiations leading to, the Transaction. We expect to receive fees for our services in connection with the Transaction, the principal portion of which is contingent upon consummation of the Transaction, and the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement. Goldman Sachs & Co. LLC and/or its affiliates have provided certain financial advisory and/or underwriting services to Transocean and/or its affiliates from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as bookrunner with respect to a public offering of Transocean senior notes in April 2024; bookrunner with respect to a public offering of Transocean Shares in September 2025; and bookrunner with respect to a public offering of Transocean senior priority guaranteed notes in September 2025. Goldman Sachs & Co. LLC and/or its affiliates may also in the future provide financial advisory and/or underwriting services to the Company and Transocean and their respective affiliates for which Goldman Sachs Investment Banking may receive compensation.
In connection with this opinion, we have reviewed, among other things, the Agreement; annual reports to shareholders and Annual Reports on Form 10-K of the Company and Transocean for the five years ended December 31, 2024; certain interim reports to shareholders and Quarterly Reports on Form 10-Q of the Company and Transocean; certain other communications from the Company and Transocean to their respective shareholders; certain publicly available research analyst reports for the Company and Transocean; certain internal financial analyses and forecasts for Transocean standalone prepared by its management; certain internal financial analyses and forecasts for the Company prepared by its management and certain financial analyses and forecasts for Transocean standalone and pro forma for the Transaction prepared by the management of the Company, in each case, as approved for our use by the Company (the “Forecasts”); and

certain operating synergies projected by the managements of the Company and Transocean to result from the Transaction, as approved for our use by the Company (the “Synergies”). We have also held discussions with members of the senior management of the Company regarding their assessment of the strategic rationale for, and the potential benefits of, the Transaction and the past and current business operations, financial condition and future prospects of the Company and with members of the senior managements of the Company and Transocean regarding the past and current business operations, financial condition and future prospects of Transocean; reviewed the reported price and trading activity for the Shares and Transocean Shares; compared certain financial and stock market information for the Company and Transocean with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the offshore drilling and energy industries; and performed such other studies and analyses, and considered such other factors, as we deemed appropriate.
For purposes of rendering this opinion, we have, with your consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, us, without assuming any responsibility for independent verification thereof. In that regard, we have assumed with your consent that the Forecasts and the Synergies have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company. We have not made an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of the Company or Transocean or any of their respective subsidiaries and we have not been furnished with any such evaluation or appraisal. We have assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the Company or Transocean or on the expected benefits of the Transaction in any way meaningful to our analysis. We have assumed that the Transaction will be consummated on the terms set forth in the Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to our analysis.
Our opinion does not address the underlying business decision of the Company to engage in the Transaction, or the relative merits of the Transaction as compared to any strategic alternatives that may be available to the Company; nor does it address any legal, regulatory, tax or accounting matters. This opinion addresses only the fairness from a financial point of view to the holders (other than Transocean and its affiliates) of Shares, as of the date hereof, of the Exchange Ratio pursuant to the Agreement. We do not express any view on, and our opinion does not address, any other term or aspect of the Agreement or Transaction or any term or aspect of any other agreement or instrument contemplated by the Agreement or entered into or amended in connection with the Transaction, including, the fairness of the Transaction to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors or other constituencies of the Company; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or class of such persons, in connection with the Transaction, whether relative to the Exchange Ratio pursuant to the Agreement or otherwise. We are not expressing any opinion as to the prices at which Transocean Shares or the Shares will trade at any time or, as to the potential effects of volatility in the credit, financial and stock markets on the Company, Transocean or the Transaction, or as to the impact of the Transaction on the solvency or viability of the Company or Transocean or the ability of the Company or Transocean to pay their respective obligations when they come due. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof and we assume no responsibility for updating, revising or reaffirming this opinion based on circumstances, developments or events occurring after the date hereof. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the Transaction and such opinion does not constitute a recommendation as to how any holder of Shares should vote with respect to such Transaction or any other matter. This opinion has been approved by a fairness committee of Goldman Sachs & Co. LLC.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Exchange Ratio pursuant to the Agreement is fair from a financial point of view to the holders (other than Transocean and its affiliates) of Shares.
Very truly yours,
Goldman Sachs & Co. LLC
By:	/s/ Goldman Sachs & Co. LLC

APPENDIX I: COMPARISON OF RIGHTS OF VALARIS SHAREHOLDERS AND TRANSOCEAN SHAREHOLDERS
The rights of the Valaris Shareholders are governed by the Companies Act, and by the Valaris constitutional documents. Following consummation of the Business Combination, the Valaris Shareholders who receive Transocean Shares as part of the Business Combination will become Transocean Shareholders and as such their rights will be governed by the Transocean Constitutional Documents.
The following is a summary of the material differences between the rights of (i) Valaris Shareholders under the Valaris constitutional documents and applicable Bermuda law and (ii) Transocean Shareholders under the Transocean Constitutional Documents and applicable Swiss law, in particular the Swiss Code. This summary is not a complete comparison of rights that may be of interest, and the Valaris Shareholders and the Transocean Shareholders should therefore read the full text of the Valaris Memorandum of Association and the Valaris Bye-Laws under Valaris’ EDGAR profile at www.sec.gov, and the Transocean Articles and Transocean Organizational Regulations under Transocean’s EDGAR profile at www.sec.gov.
Valaris Shareholder Rights (Pre-Business Combination)	Transocean Shareholder Rights (Post-Business Combination)
Purpose and Term of Existence

The objects of Valaris, as stated in the Valaris Memorandum of Association, are unrestricted and Valaris may do all such things as are incidental or conducive to the attainment of its objects and has the capacity, rights, powers and privileges of a natural person.

Transocean’s stated purpose is to acquire, hold, manage, exploit, and sell, whether directly or indirectly, participations in businesses in Switzerland and abroad, in particular in businesses that are involved in offshore contract drilling services for oil and gas wells, oil and gas drilling management services, drilling engineering services, drilling project management services, oil and gas exploration and production activities, and to provide financing for this purpose. Transocean may acquire, hold, manage, mortgage, and sell real estate and intellectual property rights in Switzerland and abroad. Pursuant to the Transocean Articles, the duration of Transocean is unlimited.

Capitalization

Authorized and Issued Share Capital
Bermuda exempted companies limited by shares are required to have an authorized share capital.
As of February 20, 2026, the authorized share capital of Valaris was US$8,500,000 divided into 700,000,000 authorized common shares of US$0.01 par value each (“the Common Shares”) and 150,000,000 authorized preference shares of par value US$0.01 each (the “Preference Shares”). As of February 13, 2026, there were 69,230,926 Common Shares issued and outstanding and no Preference Shares issued and outstanding.
Other Classes or Series of Shares / Non-Voting Stock
Pursuant to the Valaris Bye-Laws, the Valaris Board is authorized to provide for the issuance of preference shares in one or more series, and to establish from time to time the number of preference shares to be included in each such series, and to fix the terms, including designation, powers, preferences, rights,

Issued Share Capital
As of February 23, 2026, the share capital of Transocean registered in the Commercial Register, which reflects Transocean’s total issued share capital, was $120,400,968.10, divided into 1,204,009,681 registered shares, par value $0.10 per share.
Upon consummation of the Business Combination, Transocean expects the share capital of Transocean to increase by [•] new Transocean Shares, and the share capital of Transocean registered in the Commercial Register to be $[•], divided into [•] fully paid registered Transocean Shares, with a par value of $0.10 per share. The issued Transocean Shares are fully paid, non-assessable, and rank pari passu with each other. Transocean Shares are listed and traded on the NYSE. For more details, see “Description of the Combined Company Securities — General — Issued Share Capital” beginning on page 182 of this Joint Proxy Statement.

Valaris Shareholder Rights (Pre-Business Combination)	Transocean Shareholder Rights (Post-Business Combination)
qualifications, limitations and restrictions of the preference shares of each such series.
Capital Authorization (Capital Band)
Subject to approval by Transocean Shareholders of the relevant resolutions at the Transocean Extraordinary General Meeting, effective registration of such resolutions with the Commercial Register, and consummation of the Business Combination, the Transocean Articles will provide for a capital authorization within a capital band ranging from $[•] (lower limit) to $[•] (upper limit), pursuant to which the Transocean Board may issue new Transocean Shares to the beneficiaries under (a) any awards issued or granted by Transocean or any of its subsidiaries under the Amended and Restated 2015 Transocean Long-Term Incentive Plan, effective as of May 30, 2025, (b) the Valaris Incentives, the settlement of which are made, pursuant to the Business Combination Agreement and the transactions contemplated thereunder, in Transocean Shares and (c) the Valaris Warrants, the settlement of which are made, pursuant to the Business Combination Agreement and the transactions contemplated thereunder, in Transocean Shares. The capital band authorization expires [on the fifth anniversary of the date of the Transocean Extraordinary General Meeting]. For more details, see “Description of the Combined Company Securities — General — Capital Authorization (Capital Band)” beginning on page 182 of this Joint Proxy Statement.
Other Classes or Series of Shares / Non-Voting Stock
The Transocean Board may not create shares with increased voting powers (Stimmrechtsaktien) except with the affirmative resolution adopted by Transocean Shareholders holding at least two-thirds of the voting rights and an absolute majority of the par value of the Transocean Shares, each as represented (in person or by proxy) at a general meeting of Transocean Shareholders.
The Transocean Board may create preferred stock (Vorzugsaktien) with the approval of a relative majority of the votes cast at a general meeting of Transocean Shareholders (not counting broker non-votes, abstentions and blank or invalid ballots).
As of the date of this Joint Proxy Statement, Transocean has not issued any non-voting stock (Partizipationsscheine, Genussscheine). For more details, see “Description of the Combined Company Securities — General — Other Classes or Series of Shares / Non-Voting Stock” beginning on page 185 of this Joint Proxy Statement.

Valaris Shareholder Rights (Pre-Business Combination)	Transocean Shareholder Rights (Post-Business Combination)
Preemptive Rights and Advance Subscription Rights

Pursuant to the Valaris Bye-Laws, subject to any resolution of the Valaris Shareholders to the contrary, and without prejudice to any special rights previously conferred on the Valaris Shareholders of any existing shares or class of shares, the Valaris Board is authorized to issue any authorized but unissued shares of Valaris on such terms and conditions as it may determine, provided that Valaris shall not issue any non-voting shares to the extent prohibited by Section 1123(a)(6) of the Bankruptcy Code.
The Valaris Bye-Laws do not contain any preemptive rights provisions.

Under Swiss law, the authorization of issuances of new Transocean Shares or rights to acquire Transocean Shares generally requires approval by Transocean Shareholders at a general meeting. In connection with such share issuances, Transocean Shareholders generally have statutory preemptive rights, which may be withdrawn or limited with Transocean Shareholder approval for valid reasons or, in the case of issuances under the capital band or conditional share capital, by the Transocean Board for valid reasons as set forth in the Transocean Articles.
For more details, see “Description of the Combined Company Securities — Preemptive Rights and Advance Subscription Rights” beginning on page 185 of this Joint Proxy Statement.

Dividends and Other Distributions; Repurchases of Transocean Shares

Dividends and Other Distributions
Under Bermuda law, a company may not declare or pay dividends if there are reasonable grounds for believing that:
•
the company is, or after the payment of such dividends would be, unable to pay its liabilities as they become due, or

•
the realizable value of its assets would thereby be less than its liabilities.

Under the Valaris Bye-Laws each common share is entitled to dividends as and when dividends are declared by the Valaris Board on such shares, subject to any preferred dividend rights of any preference shares, if any, in proportion to the number of shares held by the Valaris Shareholder, and such dividend may be paid in cash or wholly or partly in specie, in which case the Valaris Board may fix the value for distribution in specie of any assets.
Repurchases of Shares
In accordance with the Companies Act, a Bermuda company may, if authorized by its memorandum of association or bye laws, purchase its own shares. There is no limitation on the number of treasury shares that may be held by a Bermuda company, generally.
The Valaris constitutional documents provide that Valaris may purchase its own shares for cancellation or acquire them as treasury shares in accordance with the Companies Act on such terms as the Valaris Board shall think fit.

Dividends and Other Distributions
Dividends may be paid from Transocean’s distributable profits or freely distributable reserves (including capital contribution reserves) and require approval by Transocean Shareholders holding a majority of votes cast at a general meeting (not counting broker non-votes, abstentions, and blank or invalid ballots).
Capital distributions in the form of a par value reduction also require approval by Transocean Shareholders holding a majority of votes cast at a general meeting (not counting broker non-votes, abstentions, and blank or invalid ballots), along with a special audit report and a creditor notice period. Distributions from capital contribution reserves (additional paid-in capital) are not subject to Swiss withholding tax. For more details, see “Description of the Combined Company Securities — Dividends and Other Distributions” beginning on page 187 of this Joint Proxy Statement.
Repurchases of Shares
Transocean and/or its subsidiaries may only repurchase Transocean Shares to the extent freely distributable equity is available (including capital contribution reserves), and the aggregate par value of repurchased Transocean Shares held by Transocean and/or its subsidiaries does not exceed 10% of Transocean’s registered share capital. Transocean Shareholders may authorize share repurchases above the 10% limit, provided the excess shares are dedicated for cancellation. Transocean Shares

Valaris Shareholder Rights (Pre-Business Combination)	Transocean Shareholder Rights (Post-Business Combination)

Where a Bermuda company purchases its own shares, such shares may be cancelled (in which event, the company’s issued, but not its authorized, capital will be diminished accordingly) or held as treasury shares. Such purchases may only be effected out of the capital paid up on the purchased shares or out of the funds of the company otherwise available for dividend or distribution or out of the proceeds of a fresh issue of shares made for the purpose.
Any purchase by a company of its own shares may not be made if, on the date on which the purchase is to be effected, there are reasonable grounds for believing that the company is, or after the purchase would be, unable to pay its liabilities as they become due.

repurchased by Transocean and/or its subsidiaries do not have voting rights. For more details, see “Description of the Combined Company Securities — Repurchases of Shares” beginning on page 188 of this Joint Proxy Statement.

Anti-Takeover Measures

Bermuda does not have any legislation or code specifically regulating takeovers, whether of public companies or not, and there is no regulatory body that oversees takeovers.
Valaris is, however, subject to the public tender offer rules of the U.S. These rules are primarily governed by the Williams Act of 1968, as codified in Sections 13(d), 14(d), and 14(e) of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder by the SEC, including Regulations 14D and 14E.

Switzerland’s public takeover regulations apply exclusively to companies whose shares are listed on a Swiss stock exchange. As the Transocean Shares are listed solely on the NYSE and not on any Swiss exchange, Swiss takeover law does not apply to Transocean or to any public offer made in respect of Transocean Shares.
Transocean is, however, subject to the public tender offer rules of the U.S. These rules are primarily governed by the Williams Act of 1968, as codified in Sections 13(d), 14(d), and 14(e) of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder by the SEC, including Regulations 14D and 14E.

Compulsory Acquisitions; Appraisal Rights

An acquiring party is generally able to acquire compulsorily the common shares of minority holders of a company in the following ways:
(i)
By a procedure under the Companies Act known as a “scheme of arrangement.” A scheme of arrangement may be effected by obtaining the agreement of the company and of holders of common shares, representing in the aggregate a majority in number and at least 75% in value of the common shareholders present and voting at a court ordered meeting held to consider the scheme or arrangement. The scheme of arrangement must then be sanctioned by the Supreme Court of Bermuda.

If a scheme of arrangement receives all necessary agreements and sanctions, upon the filing of the court order with the Registrar of Companies in Bermuda, all holders of common shares could

If an acquirer controls 90% of the outstanding registered shares, the Merger Act provides for a “cash-out” or “squeeze-out” merger whereby minority shareholders may be compensated in a form other than shares of the acquiring company (e.g., through cash or securities of a parent company of the acquiring company or of another company). If equity rights have not been adequately preserved or compensation payments in the transaction are unreasonable, a shareholder may request the competent court to determine a reasonable amount of compensation. For more details, see “Description of the Combined Company Securities — Compulsory Acquisitions; Appraisal Rights” beginning on page 193 of this Joint Proxy Statement.

Valaris Shareholder Rights (Pre-Business Combination)	Transocean Shareholder Rights (Post-Business Combination)

be compelled to sell their shares under the terms of the scheme of arrangement.
(ii)
If the acquiring party is a company it may compulsorily acquire all the shares of the target company, by acquiring pursuant to a tender offer, 90% of the shares or class of shares not already owned by, or by a nominee for, the acquiring party (the offeror), or any of its subsidiaries. If an offeror has, within four months after the making of an offer for all the shares or class of shares not owned by, or by a nominee for, the offeror, or any of its subsidiaries, obtained the approval of the holders of 90% or more of all the shares to which the offer relates, the offeror may, at any time within two months beginning with the date on which the approval was obtained, require by notice any nontendering shareholder to transfer its shares on the same terms as the original offer. In those circumstances, nontendering shareholders will be compelled to sell their shares unless the Supreme Court of Bermuda (on application made within a one-month period from the date of the offeror’s notice of its intention to acquire such shares) orders otherwise.

(iii)
Where the acquiring party or parties hold not less than 95% of the shares or a class of shares of the company, by acquiring, pursuant to a notice given to the remaining shareholders or class of shareholders, the shares of such remaining shareholders or class of shareholders. When this notice is given, the acquiring party is entitled and bound to acquire the shares of the remaining shareholders on the terms set out in the notice, unless a remaining shareholder, within one month of receiving such notice, applies to the Supreme Court of Bermuda for an appraisal of the value of their shares. This provision only applies where the acquiring party offers the same terms to all holders of shares whose shares are being acquired.

Under Bermuda law, in the event of an amalgamation or merger of a Bermuda company with another company or corporation, the merger or amalgamation agreement must be submitted by each company’s board to shareholders for approval. Unless the company’s bye-laws provide otherwise, the approval of 75% of the shareholders voting at such meeting is required to approve the amalgamation or merger agreement, and the quorum for such meeting must be two persons holding or representing more

Valaris Shareholder Rights (Pre-Business Combination)	Transocean Shareholder Rights (Post-Business Combination)

than one-third of the issued shares of the company. Each share of an amalgamating or merging company carries the right to vote in respect of an amalgamation or merger whether or not it otherwise carries the right to vote. The Valaris Bye-Laws are silent on approval thresholds for amalgamations and mergers, therefore the statutory default applies. The Valaris Bye-Laws may be amended to lower the threshold to a simple majority of the shareholders voting at such meeting.
Approval must be sought by delivering a notice of a meeting of shareholders at which the merger or amalgamation agreement will be considered. The notice of the meeting must state the fair value of the shares as determined by each amalgamating or merging company and that a dissenting shareholder is entitled to be paid the fair value of his shares.
Any shareholder who did not vote in favor of the amalgamation or merger and who is not satisfied that it has been offered fair value for its shares, may, within one month of the giving of the notice of the meeting at which the merger or amalgamation agreement is to be considered, apply to the Supreme Court of Bermuda to appraise the fair value of those shares. If the Court finds that the amount paid to such a shareholder is less than fair value, the amalgamated or surviving company shall be liable to pay the difference to the shareholder.
As above, where holders of 95% or more of the shares of a company compulsorily acquire the remainder, the minority shareholders, may, within one month of receiving notice, apply to the Supreme Court of Bermuda for an appraisal of the value of their shares.

Approval of Business Combinations

Under the Companies Act, the amalgamation or merger of a Bermuda company with another entity (excluding certain affiliates) requires approval from both the company’s board of directors and its shareholders.
Unless the company’s bye-laws provide otherwise, the approval of 75% of the shareholders voting at such meeting is required to approve the amalgamation or merger agreement, and the quorum for such meeting must be two or more persons holding or representing more than one-third of the issued shares of the company.
The Valaris Bye-Laws are silent on approval thresholds for amalgamations and mergers, therefore the statutory default applies. The Valaris Bye-Laws may be amended to lower the approval threshold for

Statutory mergers and demergers under the Merger Act require approval by at least two-thirds of the voting rights and a majority of par value represented at a general meeting. If the necessary approvals are obtained, all shareholders are bound by the transaction.
See also “Compulsory Acquisitions; Appraisal Rights” section above describing “cash-out” or “squeeze-out” mergers.

Valaris Shareholder Rights (Pre-Business Combination)	Transocean Shareholder Rights (Post-Business Combination)

amalgamations and mergers, including to a simple majority of the shareholders voting at such meeting if the Board and shareholders approve an amendment to the Valaris Bye-Laws.
Any company that is the wholly-owned subsidiary of a holding company, or one or more companies which are wholly-owned subsidiaries of the same holding company, may amalgamate or merge without the vote or consent of shareholders provided that the approval of the board of directors is obtained and that a director or officer of each such company signs a statutory solvency declaration in respect of the relevant company.

Special Vote Required for Combinations with Interested Shareholders
N/A
Subject to certain exceptions, Transocean’s Articles of Association require approval by at least two-thirds of all shares entitled to vote plus a number of shares equal to one-third of shares held by an interested shareholder for any business combination (as such terms are defined in the Transocean Articles) with an interested shareholder within three years of that person becoming an interested shareholder, as well as for any amendment to the relevant provisions of the Transocean Articles. For more details, see “Description of the Combined Company Securities — Voting — Supermajority Vote Requirements” beginning on page 191 of this Joint Proxy Statement.

Election of Directors

The Valaris Bye-Laws provide that only individuals proposed or nominated in accordance with the Valaris Bye-Laws shall be eligible for election to the Valaris Board.
Nominations may be made either by or at the direction of the Valaris Board itself or by Valaris Shareholders of record who (i) individually or in the aggregate hold at least 1% of Valaris’ voting shares as of the applicable record date, (ii) are entitled to vote at the annual general meeting, and (iii) follow all required notice procedures. This nomination process is the exclusive method by which Valaris Shareholders may put forward nominations for appointment to the Valaris Board at an annual general meeting.

Under the Transocean Articles, members of the Transocean Board are elected individually by the Transocean Shareholders by a plurality of votes cast at a general meeting for a term of office until completion of the next annual general meeting of Transocean. Re-election is possible. There is no cumulative voting for the election of members of the Transocean Board. For more details, see “Description of the Combined Company Securities — Voting” beginning on page 190 of this Joint Proxy Statement.

Valaris Shareholder Rights (Pre-Business Combination)	Transocean Shareholder Rights (Post-Business Combination)

Where persons are validly proposed for re-election or election as a director, such directors shall be elected or re-elected by a majority of votes cast at the relevant general meeting in accordance with the Valaris Bye-Laws.

Vacancies on Board of Directors

Vacancies on the Valaris Board may be filled in several ways depending on how the vacancy arises.
If a director is removed for “cause” (see definition below) by the Valaris Shareholders, they may appoint a replacement at the same meeting; if they do not, the Valaris Board may fill the vacancy itself. Additionally, either the Valaris Shareholders in general meeting or the Valaris Board may appoint a new director to fill any vacancy created by a director’s death, disability, disqualification, resignation, or by an increase in the size of the Valaris Board.
In accordance with the Swiss Code, a vacancy or a newly created directorship as proposed by the Transocean Board may only be filled upon approval by Transocean Shareholders at a general meeting.
Removal of Directors

In accordance with the Companies Act, shareholders of a Bermuda company may remove a director at any time, with or without cause, by resolution at a special general meeting.
Under the Valaris Bye-Laws, Valaris Shareholders entitled to vote for the election of directors may remove a director for cause at a duly convened special general meeting. For these purposes, “cause” includes a criminal conviction or conduct that brings the director or Valaris into disrepute or causes material financial harm to Valaris.
In each case, the director must receive a minimum of fourteen days’ notice and must be granted the right to be heard during the proceedings.

Members of the Transocean Board may at any time, with or without cause, be removed from office by resolution of the shareholders at a general meeting, provided that a proposal for such resolution has been put on the agenda for the meeting in accordance with the requirements of the Swiss Code and the Transocean Articles. Pursuant to the Transocean Articles, a decision of the shareholders at a general meeting to remove a director requires an attendance quorum (in person or by proxy) of shareholders of record holding at least two-thirds of the share capital recorded in the Commercial Register, and the vote of shareholders holding at least two-thirds of the shares outstanding and entitled to vote at that meeting.

Board and Committee Composition

The Valaris Board shall consist of such number of directors as the Valaris Board may from time to time determine, but shall be not less than 3 and not more than 15.
As set out above, nominations to the Valaris Board may be made either by the Valaris Board itself or by Valaris Shareholders of record who individually or in the aggregate hold at least 1% of Valaris’ voting shares as of the applicable record date, are entitled to vote at the annual general meeting, and follow all required notice procedures. This nomination process is the exclusive method by which Valaris Shareholders may put forward candidates for election at an annual general meeting.
The Valaris Board may delegate any of its powers,

The Transocean Articles provide that the Transocean Board shall consist of at least two and up to eleven members of the Transocean Board. Transocean’s Corporate Governance Guidelines provide that the Transocean Board should have at least eight members, of whom at most two members at any time are employees and at least a majority of all members should meet NYSE independence requirements.
The Transocean Articles stipulate that the Transocean Shareholders shall elect the members of the Transocean Board, the chairperson of the Transocean Board, and the members of the compensation committee of the Transocean Board individually at the general meeting. With the exception of the election of the chairperson of the Transocean Board and the members of the

Valaris Shareholder Rights (Pre-Business Combination)	Transocean Shareholder Rights (Post-Business Combination)

authorities and discretions (including the power to sub-delegate) to a committee consisting of one or more persons (whether a member or members of the Valaris Board or not) as it thinks fit, subject to (if applicable) the requirement for independent directors. Every such committee shall conform to such directions as the Valaris Board shall impose on them and provided further that the meetings and proceedings of any such committee shall be governed by (i) the provisions of the Valaris Bye-Laws regulating the meetings and proceedings of the Valaris Board, so far as the same are applicable and are not superseded by directions imposed by the Valaris Board, and (ii) the rules and regulations of the securities exchange (if any) on which the Valaris common shares are listed from time to time.
The audit committee, the compensation committee, and the nominating and governance committee of Valaris shall each be comprised of independent directors.

compensation committee of the Transocean Board, which are elected by Transocean Shareholders at the general meeting, the Transocean Board determines its own organization.
As specified in the Swiss Code, Transocean must further aim for gender diversity, involving a target of representation of each gender of at least 30% on the Transocean Board. If this target is not met, Transocean must explain the reasons for this deviation in its remuneration report and elaborate on envisaged measures to promote the underrepresented gender.

Duties of the Board of Directors

Under Bermuda law and at common law, directors owe statutory and fiduciary duties to the company to act in good faith in their dealings with or on behalf of the company and exercise their powers and fulfill the duties of their office honestly. Under common law, a director’s fiduciary duty has the following essential elements:
•
a duty to act in good faith in the best interests of the company;

•
a duty not to make a personal profit from opportunities that arise from the office of director;

•
a duty to avoid conflicts of interest; and

•
a duty to exercise powers for the purpose for which such powers were intended.

The Companies Act imposes a duty on directors and officers of a Bermuda company:
•
to act honestly and in good faith with a view to the best interests of the company; and

•
to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

In addition, the Companies Act imposes various duties on officers of a company with respect to certain matters of management and administration of the company.
Directors and officers generally owe fiduciary duties

A director of a Swiss company is bound to performance standards as specified in the Swiss Code. Under these standards, a director must act in accordance with the duties imposed by Swiss statutory law, in accordance with the company’s articles of association and in the best interests of the company. A director is generally disqualified from participating in a decision that directly affects him or her. A director must generally safeguard the interest of the company in good faith, adhere to a duty of loyalty and a duty of care and, absent special circumstances, extend equal treatment to all shareholders in like circumstances. The test for the duty of care is primarily objective: a director is required to apply the care a reasonable person would apply under the same circumstances. To some extent, particular skills and functions of a board member may be taken into consideration.
Under the Transocean Articles and in accordance with the Swiss Code, the members of the Transocean Board have non-delegable and inalienable duties of being responsible for the ultimate direction of the business of Transocean and issuing required directives, determining the organization of Transocean, and the ultimate supervision of persons entrusted with management duties. Members of the Transocean Board are liable to Transocean, its shareholders, and in bankruptcy its creditors, for damage caused by the violation of their duties.

Valaris Shareholder Rights (Pre-Business Combination)	Transocean Shareholder Rights (Post-Business Combination)

to the company, and not to the company’s individual shareholders. Shareholders may not have a direct cause of action against the company’s directors.
The Companies Act provides that in any proceedings for negligence, default, breach of duty or breach of trust against any officer, if it appears to a court that such officer is or may be liable in respect of negligence, default, breach of duty or breach of trust, but that he has acted honestly and reasonably, and that, having regard to all the circumstances of the case, including those connected with his appointment, he ought fairly to be excused for the negligence, default, breach of duty or breach of trust, that court may relieve him, either wholly or partly, from any liability on such terms as the court may think fit. This provision has been interpreted to apply only to actions brought by or on behalf of the company against such officers.
The Valaris Bye-Laws provide that the Valaris Shareholders agree to waive any claim or right of action that they might have, individually or in the right of Valaris, against any director or officer of Valaris for any act or failure to act in the performance of such director’s or officer’s duties, provided that such waiver does not extend to any claims or rights of action that arise out of fraud or dishonesty on the part of such director or officer or with respect to the recovery of any gain, personal profit or advantage to which the officer or director is not legally entitled.
The Transocean Articles allow for members of the Transocean Board to delegate executive management of Transocean in whole or in part to the executive management.
Indemnification of Directors, Officers and Others; Insurance

Under Bermuda law, a company may indemnify and hold harmless directors and officers against all actions, costs, charges, liabilities, loss, damage or expense (including, but not limited to, liabilities under contract, tort and statute or any applicable foreign law or regulation and all reasonable legal and other costs and expenses properly payable) incurred or suffered by such person by or by reason of any act done, conceived in or omitted in the conduct of the company’s business or in the discharge of his/her duties; provided that such indemnification shall not extend to any matter which would render it void under the Companies Act.
The Valaris Bye-Laws provide that Valaris shall indemnify its directors, resident representative, secretary and other officers acting in relation to any of the affairs of Valaris or any subsidiary thereof against all actions, costs, charges, losses, damages and expenses which they or any of them, their heirs, executors or administrators, shall or may incur or

Transocean’s Swiss legal counsel believes, based on the interpretation of leading Swiss legal scholars, which is a persuasive authority in Switzerland, that, under Swiss law, a company may indemnify its directors and officers unless the indemnification results from a breach of their duties that constitutes gross negligence or intentional breach of duty of the director or officer concerned.
The Transocean Articles make indemnification of directors and officers and advancement of expenses to defend claims against directors and officers mandatory on the part of Transocean to the fullest extent allowed by law. Under the Transocean Articles, a director or officer may not be indemnified if such person is found, in a final judgment or decree not subject to appeal, to have committed an intentional or grossly negligent breach of his or her statutory duties as a director or officer. Swiss law permits the company, or each director or officer individually, to purchase and maintain insurance on behalf of such

Valaris Shareholder Rights (Pre-Business Combination)	Transocean Shareholder Rights (Post-Business Combination)

sustain by or by reason of any act done, concurred in or omitted in or about the execution of their duty, or supposed duty, or in their respective offices or trusts.
The Companies Act and the Valaris Bye-Laws permit Valaris to purchase and maintain insurance for the benefit of any director or officer in respect of any loss arising or liability attaching to him in respect of any negligence, default, breach of duty or breach of trust. Valaris has purchased and maintains a directors’ and officers’ liability policy for such a purpose.

directors and officers. Transocean may obtain such insurance from one or more third party insurers or captive insurance companies.
Transocean has entered into indemnification agreements with each member of the Transocean Board and executive officers that provide for indemnification and expense advancement and include related provisions meant to facilitate the indemnitee’s receipt of such benefits. The agreements provide that Transocean will indemnify each such member of the Transocean Board and executive officer if such director or executive officer acted in good faith, and reasonably believed he or she was acting in the best interest of Transocean, and, in addition, with respect to any criminal proceeding, he or she had no reasonable cause to believe that his or her conduct was unlawful. The agreements provide that expense advancement is provided subject to an undertaking by the indemnitee to repay amounts advanced if it is ultimately determined that he or she is not entitled to indemnification. The disinterested members of the Transocean Board or an independent counsel will determine whether indemnification payment should be made in any particular instance. In making such determination, the Transocean Board or the independent counsel, as the case may be, must presume that the indemnitee is entitled to such indemnification, and Transocean has the burden of proof in seeking to overcome such presumption. If the Transocean Board or the independent counsel determines that the member of the Transocean Board or executive officer is not entitled to indemnification, the agreements provide that such person is entitled to seek an award in arbitration with respect to his or her right to indemnification under his or her agreement.

Limitation on Director Liability

The Valaris Bye-Laws provide that the Valaris Shareholders agree to waive any claim or right of action that they might have, whether individually or by or in the right of Valaris, against any director or officer on account of any action taken by such director or officer or the failure of such director or officer to take any action in the performance of his duties with or for Valaris or any subsidiary thereof; provided that such waiver shall not extend to any matter in respect of any fraud or dishonesty in relation to Valaris which may attach to such director or officer.

Swiss law does not permit a company to exempt any member of its board of directors from any liability for damages suffered by the company, the shareholders, or the company’s creditors caused by intentional or negligent violation of that director’s duties. However, the general meeting of shareholders may pass a resolution discharging the members of the board of directors from liability for certain limited actions. Such release is effective only for facts that have been disclosed to the shareholders and only vis-à-vis the company and those shareholders who have consented to the resolution or who acquired shares subsequently with knowledge of the resolution.

Valaris Shareholder Rights (Pre-Business Combination)	Transocean Shareholder Rights (Post-Business Combination)
Directors’ Conflicts of Interest

Both Bermuda law and the Valaris Bye-Laws provide that if a director has a direct or indirect interest in a transaction with Valaris or any of Valaris’ subsidiaries, the director must disclose the nature of that interest at the first opportunity either at a meeting of directors or in writing to the directors.
The Valaris Bye-Laws provide that, subject to Valaris’ policies and procedures, after a director has made such a declaration of interest, he may be counted for purposes of determining whether a quorum is present and vote on a transaction in which he has an interest.
The Valaris Corporate Governance Policy provides that where a director has a personal or business interest in a proposed transaction, arrangement or other matter before the Valaris Board involving Valaris, the director shall disclose the interest to the Valaris Board (to the extent not already disclosed) and excuse himself or herself from participation in the related deliberations and shall abstain from voting on the matter. Furthermore, if an actual or potential conflict of interest exists with respect to an existing transaction or arrangement with Valaris, or develops, whether because of a change in the business operations of Valaris or a subsidiary, or in a director’s circumstances (for example, significant and ongoing competition between Valaris and a business with which the director is affiliated), or otherwise, the director must report the details of the actual or potential conflict of interest, in writing, to the chair of the Valaris Board. The chair of the Valaris Board shall notify the chair of the audit committee of Valaris and Valaris’ General Counsel of such conflict of interest. Any approval or waiver with respect to a conflict of interest will be reviewed and, where appropriate, granted by a majority of the disinterested members of the audit committee of Valaris. Any members of the audit committee of Valaris with the actual or potential conflict of interest shall not participate in Valaris’ audit committee’s consideration of the matter. In the event the chair of the audit committee of Valaris has the actual or potential conflict of interest, the remaining disinterested members of the audit committee of Valaris shall designate a member of the audit committee of Valaris to lead the Valaris’ audit committee’s consideration of the matter. If a conflict of interest is not approved, waived or otherwise resolved, the director should resign.
Bermuda law prohibits a company from (i) making loans to any of its directors (or any directors of its

Under the Swiss Code, a director is required to safeguard the interests of the company and to adhere to a duty of loyalty and a duty of care. Directors must promptly and fully inform each other of any conflicts of interest affecting them, following which the board of directors should take necessary measures to safeguard the interests of the company. A director is generally disqualified from participating in decisions directly affecting him or her. Breach of these principles may also entail personal liability of the directors to the company. In addition, the Swiss Code requires a director to return to the company payments made to a director if such payments are not made on an arm’s length basis, or if the recipient of the payment acted in bad faith.
The Transocean Board has a written policy with respect to related person transactions pursuant to which such transactions are reviewed, approved or ratified. Transocean’s Code of Integrity further requires that an executive officer inform Transocean when the executive officer’s private interest interferes or appears to interfere in any way with Transocean’s interests. In addition, the Transocean Board’s Corporate Governance Guidelines require that a director immediately must inform the Transocean Board or the chairman of the Transocean Board in the event that a director believes that the director has an actual or potential conflict with Transocean’s interests. Furthermore, under the Transocean Organizational Regulations, a director must disclose and abstain from voting with respect to certain conflicts of interest.

Valaris Shareholder Rights (Pre-Business Combination)	Transocean Shareholder Rights (Post-Business Combination)

holding company) or (ii) entering into any guarantee or providing any security in connection with a loan made to such persons, without the consent of any shareholder or shareholders holding in aggregate not less than nine-tenths of the total voting rights of all shareholders having the right to vote at any meeting of the members of the company.

Shareholders’ Suits

Bermuda law does not generally recognize the concept of class or derivative actions but does recognize representative actions. Plaintiffs can participate in a representative action with the leave of the court.
The court must be satisfied that:
(i)
if a separate action were brought by or against each applicant, as the case may be, some common question of law or fact would arise in all the actions; and

(ii)
all rights to relief claimed in the action are in respect of or arise out of the same transaction or series of transactions.

The parties to a representative action must each consent to such an action being carried on in a representative capacity.
When the affairs of a company are being conducted in a manner which is oppressive or prejudicial to the interests of some part of the shareholders, one or more shareholders may apply to the Supreme Court, which may make such order as it sees fit, including an order regulating the conduct of the company’s affairs in the future or ordering the purchase of the shares of any shareholders by other shareholders or by the company.
The Court may grant leave to a shareholder to pursue an action in the name of a company where the act complained of is alleged to be beyond the company’s powers (ultra vires), would result in the violation of the company’s memorandum of association or bye-laws, would constitute a fraud on the minority by those in control of the company, or would constitute an irregularity requiring a special majority which has not been obtained or otherwise in breach of some particular rights of the shareholder. Where these breaches amount to a breach of a shareholder’s personal rights under the bye-laws, the shareholder may also or alternatively have a direct cause of action against the company.

Under Swiss law, each shareholder is entitled to file an action for damage caused to the company. The claim of the shareholder is for performance to the company. If the shareholder, based upon the factual and legal situation, had sufficient cause to file an action, the judge has discretion to impose all costs the plaintiff incurred in prosecuting the action on the company. Shareholders who suffer a direct loss due to an intentional or negligent breach of a director’s or senior officer’s duties may sue in their personal capacity for monetary compensation.
In addition, under the Swiss Code, each shareholder may petition the competent Swiss court to have a decision of the general meeting of shareholders declared invalid on the grounds that such decision violates the Transocean Articles or the law.

Valaris Shareholder Rights (Pre-Business Combination)	Transocean Shareholder Rights (Post-Business Combination)
Shareholder Consent to Action Without Meeting

In accordance with the Valaris Bye-Laws, anything which may be done by resolution of Valaris in general meeting or by resolution of a meeting of any class of the Valaris Shareholders may be done without a meeting by written resolution in accordance with the Valaris Bye-Laws.
Under Swiss corporate law, shareholders are permitted to act by written consent in lieu of a general meeting of shareholders; however, each shareholder has a right to request oral deliberations.

A written resolution is passed when:
•
it is signed by all the Valaris Shareholders who at the date that the notice is given would be entitled to attend, vote and pass a resolution at a general meeting of Valaris (or a meeting of any class of the Valaris Shareholders); or

•
to any matter which is previously approved by the Valaris Board, it is signed by the requisite voting majority of the Valaris Shareholders required by Bermuda law or the Valaris Bye-Laws who at the date that the notice is given would be entitled to attend, vote and pass a resolution at a general meeting of Valaris (or a meeting of any class of the Valaris Shareholders).

Annual Meetings of Shareholders

In accordance with the Valaris Bye-Laws, Valaris must hold an annual general meeting in each year at such time and place as the Chief Executive Officer or the chair of the Valaris Board (if any) or any two directors or any director and the secretary or the Valaris Board shall determine. Subject to the shorter notice provisions in the Valaris Bye-Laws, notice of the meeting must not be less than 21 clear days before the annual general meeting and must include the date, time, place, that the election of directors will take place and the other business to be considered at the annual general meeting.

Transocean must hold an annual, ordinary general meeting of Transocean Shareholders within six months after the end of its fiscal year. Business conducted at the annual meeting includes approval of financial statements, election of the Transocean Board chairperson, Transocean Board members and Compensation Committee members, appointment of auditors and the independent proxy, and ratification of the maximum aggregate compensation for the Transocean board and executive management. Notice of the meeting must be published in the Swiss Official Gazette of Commerce at least 20 calendar days prior to the meeting and must include the agenda, board proposals and, for elections, the names of nominated candidates. Annual general meetings must be held in Switzerland; virtual-only meetings are not currently authorized under the Transocean Articles. Transocean’s annual report, financial statements, auditor reports, and compensation report must be made available to Transocean Shareholders no later than 20 calendar days prior to the annual general meeting of Transocean. For more details, see “Description of the Combined Company Securities — Annual Meeting of Transocean Shareholders” beginning on page 189 of this Joint Proxy Statement.

Valaris Shareholder Rights (Pre-Business Combination)	Transocean Shareholder Rights (Post-Business Combination)
Extraordinary General Meetings of Shareholders

In accordance with the Valaris Bye-Laws, the Chief Executive Officer or the chair of the Valaris Board (if any) or any two directors or any director and the secretary or the Valaris Board may convene a special general meeting whenever in their judgment such a meeting is necessary. Subject to the shorter notice provisions in the Valaris Bye-Laws, notice of the special general meeting must not be less than 14 clear days before the special general meeting and must include the date, time, place and general nature of the business to be considered at the special general meeting.

An extraordinary general meeting of Transocean Shareholders may be called by the Transocean Board or, in certain circumstances, by the auditor. The Transocean Board is also required to convene an extraordinary general meeting upon a resolution of the general meeting or upon request by Transocean Shareholders representing at least 5% of the share capital or votes, in which case notice must be published within 60 calendar days of the request. If the Transocean Board does not comply with the request, the requesting Transocean Shareholders may request the court to order that the extraordinary general meeting be convened. For more details, see “Description of the Combined Company Securities — Extraordinary General Meetings of Transocean Shareholders” beginning on page 189 of this Joint Proxy Statement.

Record Dates for Shareholders Meetings

Subject to applicable law and the rules of any relevant exchange, the Board may fix any date as the record date for determining the Valaris Shareholders entitled to receive notice of and to vote at any general meeting (which shall not be more than sixty (60) days nor less than ten (10) days before the date for the holding of the meeting).

Transocean expects to set the record date for each general meeting of Transocean Shareholders on a date not more than 20 calendar days prior to the date of each general meeting and announce the date of the general meeting of Transocean Shareholders prior to the record date.

Director Nominations; Proposals of Shareholders

As set out above, nominations to the Valaris Board may be made either by the Valaris Board itself or by Valaris Shareholders who individually or in the aggregate hold at least 1% of Valaris’ voting shares as of the applicable record date, are entitled to vote at the annual general meeting, and follow all required notice procedures. This nomination process is the exclusive method by which Valaris Shareholders may put forward candidates for election at an annual general meeting.
To nominate a director, a Valaris Shareholder must submit a written notice to the secretary within a specific “timely” window. Generally, this notice must be received between 90 and 120 days before the anniversary of the previous year’s annual general meeting. However, if the upcoming annual general meeting is scheduled more than 30 days before or 60 days after that anniversary, the deadline shifts to 10 days following the earlier of the meeting’s formal notice or its public announcement.
Written notices must include, among other things, the name and address for all relevant parties, number and details of shares held, written pledge to attend the meeting, details of any side-agreements and derivative/hedging positions.

Under Transocean’s Articles, any Transocean Shareholder may request that an item or proposal be included on the agenda of a general meeting, and may also nominate director candidates. Such requests must be submitted in writing at least 30 calendar days prior to the anniversary date of the prior year’s proxy statement in connection with that year’s general meeting of shareholders, as filed with the SEC, or by the tenth calendar day following public disclosure of the meeting date if the general meeting is more than 30 days before or after such anniversary. Requests must include the relevant agenda items and proposals, evidence of share ownership, and any information required by SEC proxy rules. No resolution may be passed at a general meeting concerning an agenda item for which due notice was not given, except for proposals made during such general meeting to convene an extraordinary general meeting of Transocean, or to initiate a special investigation pursuant to article 697c of the Swiss Code. For more details, see “Description of the Combined Company Securities — Director Nominations; Proposals of Shareholders” beginning on page 190 of this Joint Proxy Statement.

Valaris Shareholder Rights (Pre-Business Combination)	Transocean Shareholder Rights (Post-Business Combination)
Adjournment of Shareholder Meetings

Pursuant to the Valaris Bye-Laws, if a quorum is present, the chair of the Valaris Board may adjourn the meeting with the consent of the Valaris Shareholders holding a majority of the voting rights. Conversely, if a majority of the voting rights present (in person or by proxy) directs an adjournment, the chair of the Valaris Board must comply.
The chair of the Valaris Board has the unilateral power to adjourn a meeting without consent or direction of the Valaris Shareholders if the chair of the Valaris Board determines:
•
it is likely to be impractical to hold or continue that meeting because of the number of Valaris Shareholders wishing to attend who are not present;

•
the unruly conduct of persons attending the meeting prevents, or is likely to prevent, the orderly continuation of the business of the meeting;

•
the facilities or security at the place of the meeting or the electronic or other communications facilities provided for the meeting have become inadequate or are otherwise not sufficient to allow the meeting to be conducted as intended; or

•
an adjournment is otherwise necessary so that the business of the meeting may be properly conducted.

Unless the meeting is adjourned to a specific date, place and time announced at the meeting being adjourned, fresh notice of the date, place and time for the resumption of the adjourned meeting shall be given to each Valaris Shareholders entitled to attend and vote thereat in accordance with the Valaris Bye-Laws.
Under the Swiss Code, a general meeting of Transocean Shareholders for which a notice of meeting has been duly published may not be adjourned without publishing a new notice of meeting.
Voting Rights

Each Valaris Share carries one vote at a general meeting of Valaris Shareholders. Voting rights may be exercised by registered Valaris Shareholders or their duly appointed proxies. A Valaris Shareholder is not required to use all votes or cast all the votes he or she uses in the same way. There is no limit on the number of Valaris Shares that may be voted by a single Valaris Shareholder.
At any general meeting a resolution put to the vote of the meeting shall, in the first instance, be voted upon by a show of hands. A poll may be demanded by any of the following persons:

Each Transocean Share carries one vote at a general meeting of Transocean Shareholders. Voting rights may be exercised by registered Transocean Shareholders or their duly appointed proxies. There is no limit on the number of Transocean Shares that may be voted by a single Transocean Shareholder. Transocean Shares held by Transocean or its majority-owned subsidiaries are not entitled to vote. For more details, see “Description of the Combined Company Securities — Voting — General” beginning on page 190 of this Joint Proxy Statement.

Valaris Shareholder Rights (Pre-Business Combination)	Transocean Shareholder Rights (Post-Business Combination)

•
the chair of the Valaris Board of the relevant general meeting;

•
at least three Valaris Shareholders present in person or represented by proxy;

•
any Valaris Shareholder or Valaris Shareholders present in person or represented by proxy and holding between them not less than one-tenth of the total voting rights of all the Valaris Shareholders having the right to vote at such meeting; or

•
any Valaris Shareholder or Valaris Shareholders present in person or represented by proxy holding Valaris Shares in Valaris conferring the right to vote at such meeting, being Valaris Shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total amount paid up on all such shares conferring such right.

Where a poll is demanded, subject to any rights or restrictions for the time being lawfully attached to any class of shares, every Valaris Shareholder present at such meeting shall have one vote for each Valaris voting share of which such Valaris Shareholder is the holder or for which such Valaris Shareholder holds a proxy and such vote shall be counted pursuant to the Valaris Bye-Laws.
Each of the Preference Shares and the Common Shares are a separate class of shares from one another.
Treasury shares held by Valaris are not entitled to vote.

Amendment of Governing Documents

The Valaris Bye-Laws may be amended with approval by resolution of the Valaris Board including the affirmative vote of not less than a majority of the directors then in office and by a resolution of the Valaris Shareholders including the affirmative vote of shares carrying not less than a majority of the total voting rights of all issued and outstanding Voting Shares.
Valaris may alter its Memorandum of Association by resolution passed at a general meeting of the Valaris Shareholders of which due notice has been given.

Other than on the basis of an authorization of the general meeting of Transocean Shareholders, to the extent permitted by the Swiss Code, or the Swiss Code to the Transocean Board, the Transocean Articles may only be amended by a resolution of its shareholders at a general meeting. Under Transocean’s Articles, the Transocean Board may pass and amend the Transocean Organizational Regulations. Under Swiss law, shareholders may not pass or amend organizational regulations but may pass resolutions amending the articles of association to effectively supersede provisions in the organizational regulations.

Quorum Requirements
In accordance with the Valaris Bye-Laws, at any general meeting one or more persons present throughout the meeting and representing in person or by proxy at least 50% of the total voting rights of	Pursuant to the Transocean Articles, a majority of Transocean Shares entitled to vote, present in person or by proxy, constitutes a quorum for general meetings. A higher quorum of two-thirds of share

Valaris Shareholder Rights (Pre-Business Combination)	Transocean Shareholder Rights (Post-Business Combination)
all issued and outstanding voting shares in Valaris shall form a quorum for the transaction of business.
capital recorded in the Commercial Register is required to adopt resolutions amending provisions of the Transocean Articles relating to general meeting procedures, business combinations with interested shareholders (as such terms are defined in the Transocean Articles), supermajority vote requirements, quorum requirements, and board size, organization, term and indemnification. The same two-thirds quorum applies to resolutions to remove a serving director. The Transocean Board has no authority to waive quorum requirements set forth in the Transocean Articles. For more details, see “Description of the Combined Company Securities — Presence Quorum for General Meetings” beginning on page 192 of this Joint Proxy Statement.

Say on Pay

Pursuant to the Valaris Bye-Laws, the remuneration (if any) of the directors may be determined by the Valaris Board or any committee or person authorised to do so by the Valaris Board in accordance with (as applicable) Valaris’ policies in respect of the same from time to time and applicable law, rules or regulations (including the rules and regulations of the NYSE).
Valaris is required to hold a non-binding shareholder advisory vote on executive compensation by SEC rules.
The compensation committee of Valaris advises the Valaris Board in respect of the principles and philosophy to be observed by Valaris in compensating directors, officers and employees.
The compensation committee of Valaris shall be composed of two or more directors of Valaris who qualify as “non-employee directors” within the meaning of SEC Rule 16b-3. Each member of the compensation committee of Valaris shall be independent in accordance with the provisions of Rule 10C-1(b)(1) under the Securities Exchange Act of 1934, as amended, and the rules of the New York Stock Exchange.

Transocean is required to hold a non-binding shareholder advisory vote on executive compensation by SEC rules. In addition, Transocean is required to hold a non-binding shareholder advisory vote on Transocean’s Swiss statutory compensation report. Transocean holds these advisory votes on an annual basis. In addition, under Swiss law and the Transocean Articles, Transocean is required to hold annual binding shareholder votes on the prospective maximum aggregate amount of compensation of each member of the Transocean Board (for the period between annual meetings) and executive management (for the fiscal year commencing after the annual general meeting at which ratification is sought).
As provided for under the Transocean Articles, if the maximum aggregate amount of compensation for the executive management ratified by Transocean Shareholders at a general meeting is insufficient to also cover the compensation of one or more persons who newly become(s) an executive officer during such compensation period, the Transocean Board is authorized (without need for ratification be Transocean Shareholders) to pay such new executive officer(s) a supplementary amount during such compensation period of up to 40% in excess of the total annual compensation of the respective predecessor or for a similar preexisting positions as disclosed in the most recent Transocean proxy statement in relation to the previous fiscal year.

Inspection of Books and Records; Special Investigation

Members of the general public have the right to inspect a Bermuda company’s public documents available at the office of the Registrar of Companies in Bermuda and its registered office in Bermuda, which includes its memorandum of association

Under the Swiss Code, a shareholder has a right to inspect the share register with regard to his, her, or its own shares and otherwise to the extent necessary to exercise his, her, or its shareholder rights. No other person has a right to inspect the share register.

Valaris Shareholder Rights (Pre-Business Combination)	Transocean Shareholder Rights (Post-Business Combination)

(including its objects and powers) and any alteration thereto and documents relating to any increase or reduction of authorized capital. Shareholders have the additional right to inspect a company’s bye-laws, minutes of general meetings and audited financial statements, which must be presented to the annual general meeting of shareholders.
The Valaris Bye-Laws provide that the Valaris register of members shall be open to inspection without charge at the registered office of Valaris on every Bermuda business day in such location, subject to such reasonable restrictions as the Valaris Board may impose, so that not less than two hours in each Bermuda business day in such location be allowed for inspection. The Valaris register of members may, after notice has been given in accordance with the Companies Act, be closed for any time or times not exceeding in the whole thirty days in each year.
Unless all of the shareholders directors agree otherwise, all shareholders that are entitled to attend and vote at a general meeting of the company are entitled to receive the audited financial statements of the company at least five days before the date of the annual general meeting (unless such shareholders unanimously agree to receipt on shorter notice). A company whose shares are listed on an appointed stock exchange may circulate a summarized version of its financial statements to its members. In the case of a company that has waived the requirement to hold an annual general meeting, audited financial statements must, unless waived by all members and directors, be made available to members within 12 months of the company’s financial year end.
A company that sends summarized financial statements to its shareholders, shall make a copy of the full financial statements of the company available for inspection by the public at the company’s registered office.

Transocean Shareholders who hold, alone or together, shares representing at least 5% of the share capital or the votes may request to inspect Transocean’s books and records. Subject to safeguarding business secrets or other of Transocean’s material interests, the Transocean Board may authorize such inspection to the extent necessary to exercise shareholder rights within four months following receipt of such requests. At a general meeting of Transocean Shareholders, any Transocean Shareholder is entitled to request information from the Transocean Board concerning the affairs of Transocean. Transocean Shareholders may also ask the auditor questions regarding its audit of the company. The Transocean Board and the auditor must answer Transocean Shareholders’ questions to the extent necessary for the exercise of shareholder rights and subject to safeguarding business secrets or other of Transocean’s material interests.
If the Transocean Shareholders’ inspection and information rights, as outlined above, prove to be insufficient, any Transocean Shareholder may propose a special investigation at a general meeting; if approved, Transocean or any Transocean Shareholder may petition the court within 30 days to appoint a special independent commissioner. If the general meeting rejects the proposal, Transocean Shareholders representing at least 5% of share capital or votes may petition the court directly within three months, provided they can demonstrate prima facie evidence of a legal or Transocean Articles violation capable of causing damage to Transocean or the Transocean Shareholders. For more details, see “Description of the Combined Company Securities — Special Investigation” beginning on page 193 of this Joint Proxy Statement.

Transfer and Registration of Transocean Shares

Valaris Shares that are listed or admitted to trading on an appointed stock exchange may be transferred in accordance with the rules and regulations of such exchange.
Valaris Shares that are not listed or admitted to trading on an appointed stock exchange may be transferred with a written instrument of transfer in accordance with the Valaris Bye-Laws.
In accordance to the Valaris Bye-Laws, Valaris Shares may be transferred without a written instrument of

Transocean has not imposed any restrictions applicable to the transfer of Transocean Shares. Transocean’s share register is maintained by Computershare Inc., which acts as transfer agent and registrar. The share register reflects only record owners of Transocean Shares. Swiss law does not recognize fractional share interests.
So long as and to the extent that Transocean Shares are intermediated securities within the meaning of the Swiss Intermediated Securities Act, (i) any transfer of Transocean Shares is effected by a corresponding

Valaris Shareholder Rights (Pre-Business Combination)	Transocean Shareholder Rights (Post-Business Combination)
transfer if transferred by an appointed agent or otherwise in accordance with Bermuda Law.
entry in the securities deposit account of a bank or a depository institution, (ii) no Transocean Shares can be transferred by way of assignment, and (iii) a security interest in any Transocean Share cannot be granted by way of assignment. Any person who acquires Transocean Shares may submit a request to Transocean to be entered into the share register as a shareholder with voting rights, provided such person expressly declares to Transocean that it has acquired and holds such Transocean Shares in its own name for its own account. The Transocean Board may record nominees who hold Transocean Shares in their own name, but for the account of third parties, as shareholders of record with voting rights in Transocean’s share register.

Rights upon Liquidation

Under Bermuda law, a solvent company may be wound up by way of a shareholders’ voluntary liquidation. Prior to the company entering liquidation, a majority of the directors are each required to make a statutory declaration, which states that the directors have made a full inquiry into the affairs of the company and have formed the opinion that the company will be able to pay its debts within a period of 12 months of the commencement of the winding-up and must file the statutory declaration with the Registrar of Companies in Bermuda. The general meeting is required to be convened primarily for the purposes of passing a resolution that the company be wound up voluntarily and appointing a liquidator. The winding-up of the company is deemed to commence at the time of the passing of the resolution.
If Valaris shall be wound up, the liquidator may, with the sanction of a resolution of the Valaris Shareholders, divide amongst the Valaris Shareholders in specie or in kind the whole or any part of the assets of Valaris (whether they shall consist of property of the same kind or not) and may, for such purpose, set such value as he or she deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Valaris Shareholders or different classes of Valaris Shareholders. The liquidator may, with the like sanction, vest the whole or any part of such assets in the trustees upon such trusts for the benefit of the Valaris Shareholders as the liquidator shall think fit, but so that no Valaris Shareholder shall be compelled to accept any shares or other securities or assets whereon there is any liability.

Under Swiss law, Transocean may be dissolved at any time by a resolution adopted at a general meeting of Transocean Shareholders, which must be passed by the affirmative vote of holders of at least two-thirds of votes and the absolute majority of the par value of Transocean Shares, each as represented (in person or by proxy) at the general meeting. Dissolution and liquidation by court order is possible if (1) Transocean becomes bankrupt or (2) Transocean Shareholders holding at least 10% of Transocean’s share capital so request for valid reasons. Under Swiss law, any surplus arising out of liquidation (after the settlement of all claims of all creditors) is distributed in proportion to the paid-up par value of Transocean Shares held. The amount exceeding the par value of the Transocean Share is subject to Swiss withholding tax of 35%. Transocean Shares carry no privilege with respect to such liquidation surplus.

Valaris Shareholder Rights (Pre-Business Combination)	Transocean Shareholder Rights (Post-Business Combination)
Enforcement of Civil Liabilities Against Foreign Persons

Valaris is a Bermuda exempted company limited by shares. As a result, the rights of holders of the shares of Valaris are governed by Bermuda law and the Valaris constitutional documents.
The rights of shareholders under Bermuda law may differ from the rights of shareholders of companies incorporated in other jurisdictions. Certain of Valaris’ officers and directors may be residents of various jurisdictions outside the U.S. A substantial portion of the assets of Valaris and the assets of these persons may be located outside the U.S. As a result, it may be difficult for investors to effect service of process on those persons in the U.S. or to enforce under U.S. judgments obtained in U.S. courts against Valaris or against those persons based on the civil liability provisions of the U.S. securities laws.
It is doubtful whether courts in Bermuda will enforce judgments obtained in other jurisdictions, including the U.S., against Valaris or the directors or officers of Valaris under the securities laws of those jurisdictions or entertain actions in Bermuda against Valaris or the directors or officers of Valaris under the securities laws of other jurisdictions.

Transocean is a Swiss corporation. Certain of Transocean’s officers and directors may be residents of various jurisdictions outside the U.S. A substantial portion of the assets of Transocean and the assets of these persons may be located outside the U.S. As a result, it may be difficult for investors to effect service of process within the U.S. upon these persons or to enforce any U.S. court judgment obtained against these persons that is predicated upon the civil liability provisions of U.S. federal securities laws.
Swiss legal counsel has advised Transocean that it is uncertain that Swiss courts would enforce (1) judgments of U.S. courts obtained in actions against Transocean or other persons that are predicated upon the civil liability provisions of U.S. federal securities laws or (2) original actions brought against Transocean or other persons predicated upon the Securities Act. The enforceability in Switzerland of a foreign judgment rendered against Transocean or such other persons is subject to the limitations set forth in such international treaties by which Switzerland is bound and the Swiss Federal Private International Law Act. In particular, and without limitation to the foregoing, a judgment rendered by a foreign court may only be enforced in Switzerland if:
•
such foreign court had jurisdiction,

•
such judgment has become final and non-appealable,

•
the court procedures leading to such judgment followed the principles of due process of law, including proper service of process, and

•
such judgment does not violate Swiss law principles of public policy.

In addition, enforceability of a judgment by a non-Swiss court in Switzerland may be limited if Transocean can demonstrate that it or such other persons were not effectively served with process.

APPENDIX J: UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS OF TRANSOCEAN
Basis of Presentation and Business Combination
On February 9, 2026, Transocean Ltd. (“Transocean”) and Valaris Limited (“Valaris”) entered into a Business Combination Agreement, under which the businesses of the two companies will be combined pursuant to a Scheme of Arrangement (the “Business Combination”). As a result of the Business Combination, Transocean will acquire all of the issued and outstanding common shares of Valaris in exchange for Transocean shares at an exchange ratio of 15.235 shares of Transocean for each share of Valaris.
The unaudited pro forma condensed combined financial statements (the “unaudited pro forma financial statements”) are provided for illustrative purposes only. The unaudited pro forma financial statements are not necessarily, and should not be assumed to be, an indication of the actual results of operations and financial position that would have been achieved had the Business Combination been completed as of the dates indicated or that may be achieved in the future. The unaudited pro forma financial statements do not include the realization of any cost savings from operational or administrative efficiencies that may be achieved. Additionally, the unaudited pro forma financial statements do not include any additional costs Transocean may incur related to integration activities or harmonizing employee compensation and benefit packages, the timing, nature and amount of which cannot be estimated as of the date of the unaudited pro forma financial statements. See “Risk Factors,” beginning on page 42 of this Joint Proxy Statement.
The unaudited pro forma financial statements present the following:
•
the pro forma balance sheet data as of March 31, 2026, providing pro forma effect assuming the Business Combination had been completed on March 31, 2026, and

•
the pro forma statements of operations data for the three months ended March 31, 2026 and the year ended December 31, 2025, providing pro forma effect assuming the Business Combination had been completed on January 1, 2025.

The unaudited pro forma financial statements have been prepared, and the Business Combination will be recorded, using the acquisition method of accounting in accordance with accounting principles generally accepted in the U.S. pursuant to the provisions of Accounting Standards Codification 805, Business Combinations (“ASC 805”), for which Transocean is considered the accounting acquirer. The Business Combination consideration will be allocated to the identifiable acquired assets and assumed liabilities based upon the estimated fair values as of the closing date, and the excess value of the Business Combination consideration over the estimated aggregate fair value of the acquired net assets will be recognized as goodwill, if applicable. The final purchase price allocation and the resulting effect on the financial position and results of operations may differ materially from the pro forma amounts included herein.
The unaudited pro forma financial statements have been derived from and should be read together with the historical consolidated financial statements and related notes thereto of Valaris and Transocean, which are incorporated into this Joint Proxy Statement by reference. See the sections entitled “Additional Information Concerning Valaris and Documents Incorporated by Reference by Valaris,” beginning on page 208 of this Joint Proxy Statement, and “Additional Information Concerning Transocean and Documents Incorporated by Reference by Transocean,” beginning on page 210 of this Joint Proxy Statement.

Transocean Ltd.
Unaudited Pro Forma Condensed Combined Balance Sheet
(in millions)
	March 31, 2026
	Historical			Transaction accounting adjustments		Pro forma combined
	Transocean	Valaris, as adjusted
Assets
Cash and cash equivalents	$330	$578		$—		$908
Accounts receivable, net	638	391	2	—		1,029
Materials and supplies, net	383	—		311	4a	694
Assets held for sale	1	9		—		10
Restricted cash and cash equivalents	285	17	2	—		302
Other current assets	129	221	2	(54)	4b	296
Total current assets	1,766	1,216		257		3,239
Property and equipment, net	12,459	2,165		4,517	4c	19,141
Goodwill	—	—		490	4d	490
Deferred tax assets, net	47	1,356		(1,313)	4e	90
Other assets	879	627	2	150	4f	1,656
Total assets	$15,151	$5,364		$4,101		$24,616
Liabilities and equity
Accounts payable	$229	$399		$48	4g	$676
Accrued income taxes	28	63	2	—		91
Debt due within one year	329	—		—		329
Other current liabilities	562	316	2	—		878
Total current liabilities	1,148	778		48		1,974
Long-term debt	4,945	1,087		60	4h	6,092
Deferred tax liabilities, net	317	30		—		347
Other long-term liabilities	549	307		—		856
Total long-term liabilities	5,811	1,424		60		7,295
Shares	111	1		106		218
Additional paid-in capital	15,611	1,156	2	5,939		22,706
Treasury shares, at cost	—	(425)		425		—
Retained earnings (accumulated deficit)	(7,389)	2,365		(2,413)		(7,437)
Accumulated other comprehensive income (loss)	(141)	64		(64)		(141)
Controlling interest shareholders’ equity	8,192	3,161		3,993	4i	15,346
Noncontrolling interest	—	1		—		1
Total liabilities and equity	$15,151	$5,364		$4,101		$24,616

Transocean Ltd.
Unaudited Pro Forma Condensed Combined Statement of Operations
(in millions, except per share data)
	Three months ended March 31, 2026
	Historical			Transaction accounting adjustments		Pro forma combined
	Transocean	Valaris, as adjusted
Contract drilling revenues	$1,081	$465	2	$—		$1,546
Costs and expenses
Operating and maintenance	606	373	2	(1)	5a	978
Depreciation and amortization	143	43	2	56	5b	242
General and administrative	49	39	2	—		88
	798	455		55		1,308
Gain on remeasurement of assets held for sale	—	3	2	—		3
Gain (loss) on disposal of assets, net	4	(2)	2	—		2
Operating income	287	11		(55)		243
Other income (expense), net
Interest income	10	17		—		27
Interest expense	(276)	(24)		—	5e	(300)
Loss on retirement of debt	(11)	—		—		(11)
Other, net	7	6	2	—		13
	(270)	(1)		—		(271)
Income (loss) before income taxes	17	10		(55)		(28)
Income tax expense (benefit)	(54)	28	2	(7)	5f	(33)
Net income (loss)	71	(18)		(48)		5
Net loss attributable to noncontrolling interest	—	(2)		—		(2)
Net income (loss) attributable to controlling interest	$71	$(16)		$(48)		$7
Earnings (loss) per share
Basic	$0.06					$—	6
Diluted	$0.06					$—	6
Weighted-average shares outstanding
Basic	1,109					2,181	6
Diluted	1,124					2,196	6

Transocean Ltd.
Unaudited Pro Forma Condensed Combined Statement of Operations
(in millions, except per share data)
	Year ended December 31, 2025
	Historical			Transaction accounting adjustments		Pro forma combined
	Transocean	Valaris, as adjusted
Contract drilling revenues	$3,965	$2,369	2	$—		$6,334
Costs and expenses
Operating and maintenance	2,406	1,630	2	17	5a	4,053
Depreciation and amortization	659	146	2	248	5b	1,053
General and administrative	195	97		48	5c	340
	3,260	1,873		313		5,446
Loss on impairment of assets	(3,049)	(27)		(16)	5d	(3,092)
Gain on disposal of assets, net	7	118	2	—		125
Operating income (loss)	(2,337)	587		(329)		(2,079)
Other income (expense), net
Interest income	40	71		—		111
Interest expense	(555)	(99)		(1)	5e	(655)
Gain on retirement of debt	3	—		—		3
Other, net	(99)	(7)	2	—		(106)
	(611)	(35)		(1)		(647)
Income (loss) before income taxes	(2,948)	552		(330)		(2,726)
Income tax expense (benefit)	(33)	(427)	2	1,092	5f	632
Net income (loss)	(2,915)	979		(1,422)		(3,358)
Net loss attributable to noncontrolling interest	—	(4)		—		(4)
Net income (loss) attributable to controlling interest	$(2,915)	$983		$(1,422)		$(3,354)
Loss per share, basic and diluted	$(3.04)					$(1.65)	6
Weighted average shares outstanding, basic and diluted	960					2,032	6

Transocean Ltd.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
Note 1 — Presentation
Transocean prepared the unaudited pro forma financial statements in accordance with Article 11 of Regulation S-X, as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses,” using the assumptions set forth in the notes to the unaudited pro forma financial statements. The unaudited pro forma financial statements have been prepared using the acquisition method of accounting in accordance with accounting principles generally accepted in the U.S. pursuant to the provisions of ASC 805, for which Transocean is considered the accounting acquirer. As a result, the assets and liabilities of Transocean are presented at historical amounts, without adjustment to estimated fair value. The assets and liabilities of Valaris are presented at fair value, estimated as of the assumed closing date of the Business Combination, as indicated, with the excess of the purchase price over the estimated aggregate fair value of the acquired net assets recognized as goodwill, if applicable.
The acquired assets and assumed liabilities have been measured based on preliminary estimates using assumptions that Transocean believes are reasonable, based on information that is currently available. The pro forma adjustments are preliminary and are subject to change as additional information becomes available and more detailed analyses are performed. The final purchase price allocation and the resulting effect on the financial position and results of operations may differ materially from the pro forma amounts.
The unaudited pro forma combined financial statements were prepared as follows:
•
the pro forma balance sheet data presented as of March 31, 2026 were prepared assuming the Business Combination had been completed on March 31, 2026; and

•
the pro forma operating results data presented for the three months ended March 31, 2026 and for the year ended December 31, 2025 were prepared assuming the Business Combination had been completed on January 1, 2025.

The pro forma transaction accounting adjustments are estimated based on information available to management during the preparation of the unaudited pro forma financial information and assumptions that management believes are reasonable and supportable. The pro forma transaction accounting adjustments may be revised as additional information becomes available and is evaluated based on the facts and circumstances that exist as of the closing date. Actual transaction accounting adjustments may differ materially.
The unaudited pro forma financial statements are presented for illustrative purposes only. The unaudited pro forma financial statements are not necessarily, and should not be assumed to be, an indication of the actual results of operations and financial position that would have been achieved had the Business Combination been completed as of the dates indicated or that may be achieved in the future. The unaudited pro forma financial statements do not include the realization of any cost savings from operational or administrative efficiencies that may be associated with the Business Combination. Additionally, the unaudited pro forma financial statements do not include any additional costs Transocean may incur related to integration activities or harmonizing employee compensation and benefit packages, the timing, nature and amount of which cannot be estimated as of the date of the unaudited pro forma financial statements.
Note 2 — Presentational Reclassifications
In preparation of the unaudited pro forma financial statements, Transocean performed a preliminary analysis of the Valaris historical financial information to identify differences in financial statement presentation and accounting policies compared to those of Transocean. Based on the preliminary analysis, management has not identified any significant differences that would have a material effect on the unaudited pro forma financial statements, with exception to the following: (a) the presentational reclassifications further discussed below and (b) the presentation of materials and supplies on the balance sheet and the recognition of expense upon issuance from the offshore or shorebased warehouse rather than upon purchase from the supplier (see Note 5a. Operating and maintenance costs). A comprehensive review of the Valaris accounting policies will be performed at closing, through which additional accounting policy differences may be identified that, when conformed, could have a material effect on the financial statements of the combined company.
The following reclassification adjustments were made to conform the presentation of Valaris historical financial statement presentation to Transocean’s presentation (in millions):
Unaudited pro forma condensed combined balance sheet
	Valaris historical presentation	Valaris historical, as adjusted
Other current assets(a)	$7	$
Accounts receivable, net			7
Other current assets(b)	6
Other assets(b)	11
Restricted cash and cash equivalents			17
Accounts receivable, net(c)	64
Other current assets			64
Long-term notes receivable from ARO	351
Investment in ARO	129
Other assets			480
Accrued liabilities and other(d)	63
Accrued income taxes			63
Stock warrants	16
Additional paid-in capital			16

(a)
Represents reclassification of unbilled customer receivables to accounts receivable, net.

(b)
Represents reclassification of restricted cash and cash equivalents to separate line presentation.

(c)
Represents reclassification of income taxes receivable and other accounts receivable to other current assets.

(d)
Represents reclassification of accrued income taxes to separate line presentation.

Unaudited pro forma condensed combined statements of operations
	Three months ended March 31, 2026			Year ended December 31, 2025
	Valaris historical presentation	Valaris historical, as adjusted		Valaris historical presentation	Valaris historical, as adjusted
Revenues (exclusive of reimbursable revenues)	$430	$		$2,208	$
Reimbursable revenues	35			161
Contract drilling revenues			465			2,369
Contract drilling expenses (exclusive of depreciation and reimbursable expenses)	340			1,477
Reimbursable expenses	33			153
Operating and maintenance costs and expenses			373			1,630
Depreciation	43			146
Depreciation and amortization			43			146
Merger and integration expenses	14			—
General and administrative costs and expenses			14			—
Other operating (income) loss	3			—
Gain on remeasurement of assets held for sale			3			—

	Three months ended March 31, 2026		Year ended December 31, 2025
	Valaris historical presentation	Valaris historical, as adjusted	Valaris historical presentation	Valaris historical, as adjusted
Other, net(e)	(2)		118
Gain (loss) on disposal of assets, net		(2)		118
Equity in earnings (losses) of ARO	7		8
Other, net		7		8
Current income tax expense (benefit)	19		88
Deferred income tax expense (benefit)	9		(515)
Income tax expense (benefit)		28		(427)

(e)
Represents reclassification of gain on disposal of assets to separate line presentation.

Note 3 — Preliminary Purchase Price
Preliminary purchase price calculation
At the effective time of the Business Combination, each outstanding share of Valaris will be exchanged for 15.235 shares of Transocean. The preliminary purchase price, estimated as of March 31, 2026, was calculated based on (a) the estimated 1.072 billion Transocean shares to be issued in exchange for (i) the estimated number of Valaris shares outstanding and (ii) the estimated units held by employees that will accelerate upon closing of the Business Combination, and (b) the estimated fair value of Valaris warrants to be assumed by Transocean in the Business Combination, which was calculated as follows (in millions):
Preliminary purchase price
Estimated fair value of Transocean shares to be issued	$7,100
Estimated fair value of assumed Valaris warrants	102
Total preliminary purchase price	$7,202
The preliminary purchase price is based on the market price of Transocean Ltd. shares, which was $6.62 per share on May 13, 2026, the date used as a proxy for pro forma purposes. The actual purchase price will be based on the market price of Transocean Ltd. shares on the actual closing date. A hypothetical 10 percent increase or decrease to the market price of Transocean Ltd. shares would have had a corresponding effect of $710 million on the purchase price, assuming all other factors remained constant.
Preliminary purchase price allocation
The Business Combination will be accounted for using the acquisition method of accounting for business combinations in accordance with ASC 805. The assets and liabilities of Valaris are presented at fair value, estimated as of the assumed closing date of the Business Combination, as indicated, with the excess of the purchase price over the estimated aggregate fair value of the acquired net assets recognized as goodwill, if applicable The pro forma allocation of the preliminary purchase price with respect to the Business Combination is based on management’s assumptions related to the estimated fair values of assets to be acquired and liabilities to be assumed using currently available information. Because the pro forma financial statements were prepared based on these preliminary estimates, the final purchase price allocation and the resulting effect on the financial position and results of operations may differ materially from the pro forma amounts presented. The final purchase price allocation will be determined after closing, and adjustments to the estimated amounts or recognition of additional acquired assets or assumed liabilities may result as additional information becomes available and more detailed analyses are completed considering the facts and circumstances that exist as of the closing date of the Business Combination. Transocean will finalize the purchase price allocation no later than 12 months after completing the Business Combination.

The pro forma allocation of the preliminary purchase price, estimated as of March 31, 2026, was as follows (in millions):
Pro forma purchase price allocation
Acquired assets
Cash and cash equivalents	$578
Accounts receivable	391
Materials and supplies	311
Assets held for sale	9
Restricted cash and cash equivalents	17
Other current assets	167
Property and equipment	6,682
Goodwill	490
Deferred tax assets, net	43
Other assets	777
Total acquired assets	9,465
Assumed liabilities
Accounts payable	399
Accrued income taxes payable	63
Other current liabilities	316
Long-term debt	1,147
Deferred tax liabilities, net	30
Other long-term liabilities	307
Total assumed liabilities	2,262
Noncontrolling interest	1
Net acquired assets	$7,202
Note 4 — Transaction Accounting Adjustments to the Statement of Operations
The unaudited pro forma condensed combined balance sheet includes the following transaction accounting adjustments:
4a.
Materials and supplies, net — Represents the pro forma adjustment of $311 million to record the estimated fair value of materials and supplies.

4b.
Other current assets — Represents the pro forma adjustment of $54 million to eliminate the historical deferred costs related to the contract drilling operations.

4c.
Property and equipment, net — Represents the pro forma adjustment of $4.517 billion to record the preliminary estimated fair value of the acquired offshore drilling rigs and related equipment included in property and equipment. The preliminary fair value of the acquired offshore drilling rigs and related equipment was estimated by applying the income approach and by using significant unobservable inputs, representative of Level 3 fair value measurements, including assumptions related to the estimated discount rate and long-term performance of the assets, such as projected revenues and costs, dayrates, rig utilization and revenue efficiency.

4d.
Goodwill — Represents the pro forma adjustment of $490 million to record goodwill resulting from the excess of the preliminary purchase price over the estimated aggregate fair value of the acquired net assets, measured as of the assumed completion date of the Business Combination. See Note 3 — Preliminary purchase price.

4e.
Deferred tax assets, net — Represents the pro forma net adjustment of $1.313 billion to record (a) a valuation allowance of $1.316 billion against certain deferred tax assets considering the existence of Transocean’s cumulative losses in recent years, partially offset by (b) the estimated incremental deferred income tax assets of $3 million resulting from the tax effect of the difference between the carryover tax basis and the estimated fair value of the acquired assets.

4f.
Other assets — Represents the pro forma net adjustment of $150 million to record the estimated fair value of other assets, including (a) an increase of $169 million to the estimated fair value of the investments in the equity and notes receivable of ARO and (b) an elimination of $19 million of historical deferred costs. The preliminary fair value of the investments in ARO was estimated using significant unobservable inputs, representative of Level 3 fair value measurements, including the terms and credit spreads for the notes receivable and the estimated discount rate, the investee’s long-term performance and other market factors, such as projected revenues and costs, demand for services and product lines.

4g.
Accounts payable — Represents the pro forma adjustment of $48 million to recognize a liability for the incremental nonrecurring estimated transaction costs for financial, legal and filing fees required to complete the Business Combination and expected to be incurred by Transocean subsequent to March 31, 2026.

4h.
Long-term debt — Represents the pro forma adjustment of $60 million to record the estimated fair value of the 8.375% Second Lien Notes that is expected to be assumed in the Business Combination. The preliminary fair value was estimated using significant other observable inputs, representative of Level 2 fair value measurements, including the terms and credit spreads for the 8.375% Second Lien Notes.

4i.
Controlling interest shareholders’ equity — Represents pro forma adjustments as follows (in millions):

Elimination of Valaris’ historical equity	$(3,161)
Preliminary purchase consideration of Transocean’s shares to be issued	7,100
Estimated fair value of the assumed Valaris warrants	102
Total pro forma adjustment for the Business Combination	4,041
Estimated incremental transaction costs to complete the Business Combination	(48)
Total pro forma adjustment to controlling interest shareholders’ equity	$3,993
Note 5 — Transaction Accounting Adjustments to the Balance Sheet
The unaudited pro forma condensed combined statement of operations includes the following transaction accounting adjustments:
5a.
Operating and maintenance costs — Represents the pro forma net adjustment in the three months ended March 31, 2026 and the year ended December 31, 2025, to decrease costs by $1 million and increase costs by $17 million, respectively, in accordance with Transocean accounting policy, to recognize expense for materials and supplies upon issuance from the offshore or shorebased warehouse, rather than upon purchase from the supplier.

5b.
Depreciation and amortization — Represents the pro forma adjustment in the three months ended March 31, 2026 and the year ended December 31, 2025, to increase depreciation and amortization by $56 million and $248 million, respectively, as a result of the preliminary purchase price allocation to property and equipment for the drilling rigs and related equipment to estimated fair value. The increased depreciation and amortization was computed using an estimated weighted average remaining useful life of 17.0 years for offshore drilling rigs and 7.8 years for other equipment.

5c.
General and administrative costs — Represents the pro forma adjustment in the year ended December 31, 2025 to recognize incremental nonrecurring estimated transaction costs of $48 million for financial, legal and filing fees required to complete the Business Combination and expected to be incurred by Transocean subsequent to March 31, 2026. In the three months ended March 31, 2026, Transocean and Valaris recognized transaction costs of $6 million and $14 million, respectively, recorded in general and administrative costs and expenses.
5d.
Loss on impairment of assets — Represents the pro forma adjustment in the year ended December 31, 2025 to increase the loss for incremental impairment by $16 million, related to materials and supplies associated with Valaris rigs and related assets sold or classified as held for sale, for which expense had been previously recognized upon purchase from the supplier.

5e.
Interest expense — Represents the pro forma adjustment in the three months ended March 31, 2026 and the year ended December 31, 2025 to increase interest expense by less than $1 million and by $1 million, respectively, resulting from amortization of the estimated fair value adjustment to the 8.375% Senior Secured Second Lien Notes due 2030 (the “8.375% Second Lien Notes”) that are expected to be assumed in the Business Combination. The $1.147 billion estimated fair value of the 8.375% Second Lien Notes has a pro forma effective interest of 8.76%. A hypothetical 0.125% increase or decrease to the benchmark rate for the three months ended March 31, 2026 and the year ended December 31, 2025 would have had a corresponding effect of less than $1 million and of $2 million, respectively, on pro forma interest expense.

5f.
Income taxes — Represents the pro forma adjustment in the three months ended March 31, 2026 and the year ended December 31, 2025, to decrease income tax expense by $7 million and increase income tax expense by $1.092 billion, respectively, in each case to eliminate the tax effect of a valuation allowance that would have been established against certain deferred tax assets considering the existence of Transocean cumulative losses in recent years.

Note 6 — Loss Per Share and Weighted Average Shares
The computation of pro forma earnings or loss per share, basic and diluted, after giving effect to the pro forma adjustments, was as follows (in millions, except per share data):
	Three months ended March 31, 2026	Year ended December 31, 2025
Numerator, basic and diluted
Pro forma combined net earnings (loss) attributable to controlling interest	$7	$(3,354)
Denominator, basic
Historical weighted-average shares outstanding, basic	1,109	960
Transocean shares to be issued in the Business Combination	1,072	1,072
Pro forma weighted-average shares outstanding, basic	2,181	2,032
Denominator, diluted
Historical weighted-average shares outstanding, diluted	1,124	960
Transocean shares to be issued in the Business Combination	1,072	1,072
Pro forma weighted-average shares outstanding, diluted	2,196	2,032
Pro forma earnings (loss) per share
Basic	$—	$(1.65)
Diluted	$—	$(1.65)
The computation of pro forma earnings or loss per share excludes the effect of certain shares issuable because the effect would have been antidilutive.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! T00085-TBD 2. Amendment to Transocean’s Articles of Association (the “Transocean Articles”) to create a capital band pursuant to the Transocean Articles, authorizing Transocean’s board of directors (the “Transocean Board”) to issue up to [•] new Transocean Shares to satisfy entitlements of the beneficiaries under: A. any awards issued or granted by Transocean or any of its subsidiaries under the Amended and Restated 2015 Transocean Long-Term Incentive Plan, effective as of May 30, 2025; B. any awards issued or granted by Valaris or any of its subsidiaries under the Valaris 2021 Management Incentive Plan, adopted by the board of directors of Valaris on May 3, 2021, as amended in accordance with its terms from time to time or assumed by Valaris in connection with any merger, acquisition or similar transaction, the settlement of which will be made, pursuant to the Business Combination Agreement and the transactions contemplated thereunder, in Transocean Shares; and C. warrants issued pursuant to that certain warrant agreement dated as of April 30, 2021 among Valaris, Computershare, Inc. and Computershare Trust Company, N.A., the settlement of which will be made, pursuant to the Business Combination Agreement and the transactions contemplated thereunder, in Transocean Shares, (the “Transocean Capital Band Resolution” and, together with the Transocean Ordinary Share Capital Increase Resolution, the “Share Issuance Resolutions”). 3. For purposes of complying with Section 312.03(c) of the New York Stock Exchange Listed Company Manual, the issuance of Transocean Shares pursuant to the Share Issuance Resolutions. 4. Election of the following individuals as new directors to the Transocean Board, with such election to become effective upon, and subject to the occurrence of, the consummation of the Business Combination, each for a term of office extending until completion of the next annual general meeting of Transocean: 5. Election of the following individuals as new members of Transocean’s Compensation Committee, with such election to become effective upon, and subject to the occurrence of, the consummation of the Business Combination, each for a term extending until completion of the next annual general meeting of Transocean: 6. Amendment to Transocean’s Articles to remove an obsolete provision (Article 38) from, and make related changes to, the Transocean Articles. 1. Issuance of 15.235 new shares of Transocean Ltd. (“Transocean” and such shares, “Transocean Shares”) in exchange for each share of Valaris Limited (“Valaris” and such share, “Valaris Share”) issued and outstanding immediately prior to the effective time (the “Effective Time”) of the proposed business combination between Transocean and Valaris (the “Business Combination”) (other than Valaris Shares owned by (A) Valaris as treasury shares or owned by any subsidiary of Valaris or (B) Transocean or any subsidiary of Transocean), but in any event not exceeding [•] newly issued Transocean Shares, in an ordinary share capital increase on a non-preemptive rights basis, as required in connection with the Business Combination and subject to customary adjustments prior to the Effective Time in accordance with the terms of the Business Combination Agreement (the “Business Combination Agreement”) between Transocean and Valaris (the “Transocean Ordinary Share Capital Increase Resolution”). 4a. Dick Fagerstal 4b. Kristian Johansen 5a. William F. “Bill” Lacey 5b. Domenic J. “Nick” Dell’Osso, Jr. TRANSOCEAN LTD. TRANSOCEAN LTD. TURMSTRASSE 30 CH-6312 STEINHAUSEN SWITZERLAND If any modifications to agenda items or proposals identified in the notice of meeting or other matters on which voting is permissible under Swiss law are properly presented at the Extraordinary General Meeting for consideration, you instruct the independent proxy, in the absence of other specific instructions, to vote in accordance with the recommendations of the Board of Directors. Against Abstain As Recommended by the Board of Directors The signature on this Proxy Card should correspond exactly with the shareholder’s name as printed above. In the case of joint tenancies, co-executors or co-trustees each should sign. Persons signing as Attorney, Executor, Administrator, Trustee or Guardian should give their full title. For Against Abstain For Against Abstain For Against Abstain VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the internet to transmit your voting instructions and for electronic delivery of information up until TBD p.m. Eastern Time on TBD/TBD p.m. Swiss time on TBD. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via email or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage pre-paid envelope we have provided, or return it to: Transocean 2026 EGM, Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, USA or Transocean 2026 EGM Vote Processing, c/o Schweiger Advokatur/Notariat, Dammstrasse 19, 6300 Zug, Switzerland. All proxy cards must be received no later than TBD p.m. Eastern Time on TBD/TBD p.m. Swiss time, on TBD. SCAN TO VIEW MATERIALS & VOTE w PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION

T00086-TBD TRANSOCEAN LTD. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Proxy Card for use at the Extraordinary General Meeting of Shareholders of Transocean Ltd., a Swiss corporation (“Transocean”), or any adjournment or postponement thereof (the “Meeting”), to be held on TBD, at TBD Swiss time, at TBD. IMPORTANT NOTE: Please sign, date and return this Proxy Card in the enclosed postage pre-paid envelope to: TBD We urge you to return your proxy card as soon as possible to ensure that your proxy card is timely submitted. Any proxy card must be received by either Broadridge or Schweiger Advokatur/Notariat no later than TBD p.m. Eastern Time on TBD/TBD p.m. Swiss time, on TBD. The signatory, revoking any proxy heretofore given in connection with the Meeting, appoints the independent proxy, TBD, as proxy to represent the signatory at the Meeting and to vote all shares the signatory is entitled to vote at the Meeting on all matters properly presented at the Meeting in accordance with the signatory's voting instructions on the reverse side of this Proxy Card. Please provide your specific voting instructions by marking the applicable instruction boxes on the reverse side of this Proxy Card. If you do not provide specific voting instructions in relation to one or several proposals described on the reverse side, you instruct the independent proxy to vote "FOR" proposals 1, 2, 3 and 6 and "FOR" each nominee listed in proposals 4 and 5 and as recommended by the Board of Directors on any modifications to an agenda item or any other matter which may be properly presented or brought before the Meeting. The undersigned hereby acknowledges receipt of notice of, and the proxy statement for, the aforesaid Meeting. Continued on the reverse side. Must be signed on the reverse side. Transocean Ltd. Your vote is important. To ensure the shares are represented, you should complete, sign and date the proxy card and return it promptly in the enclosed postage pre-paid envelope to: Transocean 2026 EGM, Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, USA or Transocean 2026 EGM, Vote Processing, c/o Schweiger Advokatur/Notariat, Dammstrasse 19, 6300 Zug, Switzerland, so that it arrives no later than TBD p.m. Eastern Time on TBD/TBD p.m. Swiss time on TBD. You may revoke your proxy prior to the meeting. Important notice regarding the availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held TBD: The Proxy Statement is available at: TBD